UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary information statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive information statement

Endeavor Group Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

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☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

Endeavor Group Holdings, Inc.

9601 Wilshire Boulevard, 3rd Floor

Beverly Hills, CA 90210

NOTICE OF WRITTEN CONSENT AND APPRAISAL RIGHTS

AND

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

To Our Stockholders:

This notice of written consent and appraisal rights and information statement is being furnished to the holders of Class A Common Stock, par value $0.00001 per share (the “Class A Common Stock”), Class X Common Stock, par value $0.00001 per share (the “Class X Common Stock”) and Class Y Common Stock, par value $0.00001 per share (the “Class Y Common Stock” and, together with Class A Common Stock and the Class X Common Stock, the “Company Common Stock”), of Endeavor Group Holdings, Inc., a Delaware corporation (the “Company” or “Endeavor”), in connection with the Agreement and Plan of Merger, dated as of April 2, 2024, by and among the Company, Endeavor Manager, LLC, a Delaware limited liability company and subsidiary of the Company (“Manager”), Endeavor Operating Company, LLC, a Delaware limited liability company and a subsidiary of Manager and indirect subsidiary of the Company (“OpCo” and, together with the Company and Manager, the “Company Entities” and each, a “Company Entity”), Endeavor Executive Holdco, LLC, a Delaware limited liability company (“Executive Holdco”), Endeavor Executive II Holdco, LLC, a Delaware limited liability company (“Executive II Holdco”), Endeavor Executive PIU Holdco, LLC, a Delaware limited liability company (together with Executive Holdco and Executive II Holdco, the “Executive Holdcos”), Wildcat EGH Holdco, L.P., a Delaware limited partnership (“Holdco Parent”), Wildcat OpCo Holdco, L.P., a Delaware limited partnership (“OpCo Parent” and, together with Holdco Parent, the “Parent Entities” and each, a “Parent Entity”), Wildcat PubCo Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Holdco Parent (“Company Merger Sub”), Wildcat Manager Merger Sub, L.L.C., a Delaware limited liability company and a wholly owned subsidiary of Company Merger Sub (“Manager Merger Sub”), Wildcat OpCo Merger Sub, L.L.C., a Delaware limited liability company and wholly owned subsidiary of OpCo Parent (“OpCo Merger Sub” and, together with Manager Merger Sub and Company Merger Sub, the “Merger Subs” and each, a “Merger Sub”) (the “Merger Agreement”), a copy of which is attached as Annex A to this information statement and incorporated by reference into this notice. The Merger Agreement and the Transactions (as defined herein) contemplated thereby were unanimously approved by the Executive Committee of the Company (the “Executive Committee”) upon the unanimous recommendation of a special committee of the board of directors of the Company (the “Special Committee” and, such recommendation, the “Special Committee Recommendation”) — a committee comprised solely of independent and disinterested directors that was established by the Executive Committee to review, evaluate and negotiate the Merger Agreement, make a determination as to whether the Transactions are fair to, and in the best interests of, the Company, its stockholders, and the equityholders of Manager and OpCo and make a recommendation to the Executive Committee with respect to the Transactions.

Subject to the terms of the Merger Agreement, (a) OpCo Merger Sub will merge with and into OpCo, with OpCo surviving the merger, collectively owned, directly or indirectly, by OpCo Parent, Manager and certain holders of shares of Company Common Stock (“Shares”) or OpCo Membership Interests (as defined herein) (the “Rollover Holders”) (the “OpCo Merger”), (b) immediately following the OpCo Merger, Manager Merger Sub will merge with and into Manager, with Manager surviving the merger, wholly owned by the Company (the “Manager Merger”) and (c) immediately following the Manager Merger, Company Merger Sub will merge with and into the Company, with the Company surviving the merger, collectively owned, directly or indirectly, by Holdco Parent and certain Rollover Holders (the “Company Merger” and, together with the Manager Merger and the OpCo Merger, the “Mergers” and, together with the other transactions contemplated by the Merger Agreement, collectively, the “Transactions”).

At the effective time of the OpCo Merger (the “OpCo Merger Effective Time”), as a result of the OpCo Merger, (a) each common unit of OpCo outstanding immediately prior to the OpCo Merger Effective Time (each, an “OpCo Membership Interest” and collectively, the “OpCo Membership Interests”) (subject to certain exceptions, including (i) each OpCo Membership Interest owned by the Company, Manager, OpCo, or any direct or indirect wholly owned subsidiary of OpCo, the Parent Entities or any direct or indirect wholly owned subsidiary of the Parent Entities or, solely to the extent designated in writing by the Parent Entities to the Company at least two business days prior to the Effective Time (as defined below), any affiliate of the Parent Entities so designated, immediately prior to the OpCo Merger Effective Time (collectively, the “Excluded OpCo Membership Interests”) and (ii) certain equity interests in OpCo held by the Rollover Holders that remain outstanding in the OpCo Merger (the “Rollover Units”) pursuant to the respective Rollover Holders’ rollover agreements (each such agreement, a “Rollover Agreement”, and, together, the “Rollover Agreements”)) will, at the OpCo Merger Effective Time, automatically be cancelled and converted into the right to receive $27.50 in cash minus any amounts that are distributed with respect to such OpCo Membership Interest in respect of the distributions contemplated by the restructuring transactions to be undertaken by the Company Entities prior to Closing (as defined in the Merger Agreement) pursuant to the Merger Agreement and in accordance with the restructuring steps plan set forth on the Company’s confidential disclosure letter delivered concurrently with the execution of the Merger Agreement (the “Restructuring Steps”), without interest (the “OpCo Merger Consideration”), subject to applicable withholding taxes, certain rights of the holders of OpCo Membership Interests to elect to cause their OpCo Membership Interests to remain outstanding through the OpCo Merger and cause the Company to acquire such OpCo Membership Interests following the OpCo Merger for an amount in cash equal to the OpCo Merger Consideration that would have otherwise been paid in respect of such OpCo Membership Interests and certain deferred payments whereby each such holder of such OpCo Membership Interests will receive such OpCo Merger Consideration in the amounts and at such times as set forth on the payment schedule set forth in the Company’s confidential disclosure letter delivered concurrently with the execution of the Merger Agreement (the “Payment Schedule”) and (b) each profits unit of OpCo outstanding immediately prior to the OpCo Merger Effective Time (“OpCo Profits Unit”) (subject to certain exceptions, including Rollover Units) will automatically be cancelled and converted into the right to receive the OpCo Merger Consideration less the “strike price” of such OpCo Profits Unit in cash, without interest (the “OpCo Profits Units Merger Consideration”), subject to applicable withholding taxes, certain rights of the holders of OpCo Profits Units to elect to cause their OpCo Profits Units to remain outstanding through the OpCo Merger and cause the Company to acquire such OpCo Profits Units following the OpCo Merger for an amount in cash equal to the OpCo Profits Units Merger Consideration that would have otherwise been paid in respect of such OpCo Profits Units and certain deferred payments whereby each such holder of such OpCo Profits Units will receive such OpCo Profits Units Merger Consideration in the amounts and at such times as set forth on the Payment Schedule.

At the effective time of the Manager Merger (which will occur immediately after the OpCo Merger Effective Time) (the “Manager Merger Effective Time”), as a result of the Manager Merger, each common unit of Manager outstanding immediately prior to the Manager Merger Effective Time (each, a “Manager Membership Interest”) (subject to certain exceptions, including each Manager Membership Interest owned by the Company or the Manager immediately prior to the Manager Merger Effective Time) will automatically be cancelled and converted into the right to receive $27.50 in cash, without interest (the “Manager Merger Consideration”), subject to applicable withholding taxes and certain deferred payments whereby each such holder of such Manager Membership Interests will receive such Manager Merger Consideration in the amounts and at such times as set forth on the Payment Schedule.

At the effective time of the Company Merger (which will occur immediately after the Manager Merger Effective Time) (the “Company Merger Effective Time” or the “Effective Time”), as a result of the Company Merger, each share of Company Common Stock outstanding immediately prior to the Company Merger Effective Time (subject to certain exceptions, including (i) (a) Shares owned by the Company, Manager or OpCo or any of OpCo’s direct or indirect wholly owned subsidiaries, (b) Shares owned by the Merger Subs or the Parent Entities or any of Parent Entities’ direct or indirect wholly owned subsidiaries or any affiliate of the Parent Entities designated in writing by the Parent Entities to the Company at least two business days prior to the Company Merger Effective Time and (c) shares of Class X Common Stock and Class Y Common Stock issued and outstanding immediately prior to the Company Merger

Effective Time (collectively, the “Excluded Shares”), (ii) each share of Company Common Stock that is owned by a Rollover Holder and will remain outstanding in the Company Merger in accordance with such Rollover Holder’s Rollover Agreement (such shares, the “Rollover Shares”) and (iii) Shares owned by stockholders of the Company who have validly demanded and not withdrawn appraisal rights in accordance with Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”)) will automatically be cancelled and converted into the right to receive $27.50 in cash, without interest (the “Company Merger Consideration” and, together with the OpCo Merger Consideration, the OpCo Profits Units Merger Consideration and the Manager Merger Consideration, with respect to such applicable equity securities, the “Merger Consideration”), subject to applicable withholding taxes.

If the Mergers are consummated, the Class A Common Stock will be delisted from the New York Stock Exchange and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The adoption of the Merger Agreement and the approval of the Transactions, including the Mergers, required the affirmative vote or written consent of the holders of a majority of the aggregate voting power of the outstanding Shares entitled to vote thereon pursuant to Section 228 and Section 251 of the DGCL. Following execution of the Merger Agreement, (a) Silver Lake West HoldCo, L.P. and Silver Lake West HoldCo II, L.P. (together, the “SLP Holders” and together with their general partner, Silver Lake West Voteco, L.L.C., the “SLP Holding Entities”) and (b) Ariel Emanuel and Patrick Whitesell and each of their respective personal revocable trusts that holds Shares and/or OpCo Membership Interests, and the Executive Holdcos (together, the “Management Holders” and, together with the SLP Holders, the “Specified Stockholders”), who collectively held more than a majority of the combined voting power of the outstanding shares of the Company Common Stock, executed and delivered to the Company a written consent (the “Written Consent”) approving and adopting the Merger Agreement and the Transactions, including the Mergers (the “Company Stockholder Approval”). As a result of the execution and delivery of the Written Consent, the holders of a majority of the aggregate voting power of the outstanding Shares entitled to vote thereon have adopted and approved the Merger Agreement and the Transactions. The delivery of the Written Consent constituted the necessary approvals of stockholders for the approval of the Mergers, subject to the other conditions set forth in the Merger Agreement (as further described herein). As a result, no further action by any stockholder of the Company is required under applicable law or the Merger Agreement (or otherwise) to adopt the Merger Agreement, and the Company will not be soliciting your vote for or consent to the adoption of the Merger Agreement and the approval of the Transactions and will not call a stockholders’ meeting for purposes of voting on the adoption of the Merger Agreement and the approval of the Transactions. This notice and the accompanying information statement shall constitute notice to you from the Company of the Written Consent contemplated by Section 228(e) of the DGCL.

Under Section 262 of the DGCL, if the Mergers are completed, subject to compliance with the requirements of Section 262 of the DGCL, holders of shares and beneficial owners of Company Common Stock, other than the Specified Stockholders, will have the right to seek an appraisal for, and be paid the “fair value” in cash of, their Shares (as determined by the Court of Chancery of the State of Delaware (the “Court”)), together with interest, if any, on the amount determined to be fair value, instead of receiving the applicable Merger Consideration. To exercise your appraisal rights, you must submit a written demand for an appraisal to the Company no later than 20 days after the mailing of this information statement, which mailing date is January 15, 2025, and comply precisely with other procedures set forth in Section 262 of the DGCL, which are summarized in the accompanying information statement, which is incorporated herein by reference. A copy of Section 262 of the DGCL is attached to the accompanying information statement as Annex B. This notice and the accompanying information statement shall constitute notice to you from the Company of the availability of appraisal rights under Section 262 of the DGCL in connection with the Mergers. We urge you to read the entire information statement carefully. If the Mergers are completed, you will receive instructions regarding payment for your Shares.

BY ORDER OF THE EXECUTIVE COMMITTEE,

/s/ Ariel Emanuel
Ariel Emanuel Chief Executive Officer

Neither the U.S. Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Mergers, passed upon the merits or fairness of the Mergers or passed upon the adequacy or accuracy of the disclosures in this notice or the accompanying information statement. Any representation to the contrary is a criminal offense.

This information statement is dated January 15, 2025 and is being mailed on January 15, 2025 to stockholders of record as of April 2, 2024 and January 15, 2025.

GLOSSARY OF CERTAIN DEFINED TERMS

Unless otherwise indicated or the context otherwise requires, when used in this information statement:

•	“Beneficial Ownership Regulation” refers to 31 C.F.R. § 1010.230.

•	“Closing” refers to the closing of the Mergers, subject to the provisions of the Merger Agreement and pursuant to the DGCL.

•	“Closing Date” refers to the date on which the Closing occurs.

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“Collective Bargaining Agreement” refers to any collective bargaining agreement works council, labor, voluntary recognition, or similar agreement with respect to any current employee of a Company Entity or any Company Subsidiary, as applicable, or other Contract with a union, works council, or other labor organization, including a neutrality or accretion clause or agreement, as well as all addenda, side letters, memoranda of understandings, amendments and other ancillary agreements thereto.

•	“Company Equity Awards” refers to any Company Option, Company RSU, Company PSU or Company Restricted Share.

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“Company PSU” refers to each restricted stock unit subject to performance-based vesting conditions pursuant to which the holder has a right to receive Company Class A Common Stock (or cash in an amount determined by reference to the value thereof) following the vesting or lapse of restrictions applicable to such restricted stock unit, whether granted pursuant to the Company Stock Plan or otherwise.

•	“Company Restricted Share” refers to each share of Company Class A Common Stock that is subject to vesting conditions, whether granted pursuant to the Company Stock Plan or otherwise.

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“Content” refers to any programming, programming service, audio-visual or audio-only content or live event, in each case, of any kind and character whatsoever, together with any rights therein or elements thereof.

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“Content Activities” refers to actions taken in connection with the development, production, financing, acquisition or exploitation of Content by any Company Entity or Company Subsidiary in the ordinary course of business or consistent with past practice.

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“Contract” refers to any contract, lease, permit, authorization, indenture, note, bond, mortgage, franchise, agreement, indenture, lease, sublease, license, sublicense, permit or any other legally binding instrument, obligation or commitment of any kind with respect to which there are continuing rights, liabilities or obligations.

•	“Employer Group” refers to the Company and its subsidiaries, other than TKO and its subsidiaries.

•	“Equity Interests” refers to equity interests in the Company together with equity interests in OpCo.

•	“Executive Committee Charter” refers to that certain Executive Committee Charter of the Company, dated as of April 28, 2021, as amended from time to time.

•	“Executive Committee Recommendation” refers to the Executive Committee’s unanimous recommendation of the adoption of the Merger Agreement by the stockholders of the Company.

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“Existing Shapiro Employment Agreement” refers to that certain Term Employment Agreement, dated as of April 19, 2021, by and between Mark Shapiro, OpCo and the Company, as amended by that certain Amendment No. 1, dated February 26, 2024.

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“Gaming Asset” refers to those Companies Subsidiaries and assets of the Company Entities or Company Subsidiaries that give rise to the Required Gaming Approvals being required in connection with the Transactions.

•	“Governmental Authority” refers to any supranational, federal, national, state, provincial or local, municipal or foreign government, regulatory or administrative authority or commission or other governmental authority or instrumentality or self-regulatory organization (including the New York Stock Exchange (the “NYSE”)), domestic or foreign, or any court, tribunal or judicial or arbitral body (including any Gaming Authority).

•	“Material Content Activity” refers to any Content Activity that involves aggregate Projected Net Cash Outlays by the Company Entities and the Company Subsidiaries in excess of $10,000,000.

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“Material Media Agreement” refers to (i) any Media Agreement with respect to which as of the signing of such Media Agreement the sum of (a) the aggregate Projected Net Cash Outlays by the Company Entities and Company Subsidiaries as of the signing of such Media Agreement and (b) the amount that is the subject of a guarantee by any Company Entity or Company Subsidiary of any financial obligations of any third party exceeds $10,000,000 or (ii) any series of related Media Agreements with respect to which as of the signing of such Media Agreements the sum of (a) the aggregate Projected Net Cash Outlays by the Company Entities and Company Subsidiaries and (b) the amount that is the subject of a guarantee by any Company Entity or Company Subsidiary of any financial obligations of any third party exceeds $20,000,000.

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“Margin Loan Financing” refers to that portion of the Debt Financing that constitutes a margin loan provided by the Debt Financing Sources and secured on all or any portion of the Company’s equity interests in TKO OpCo.

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“Media Agreement” refers to any Contract that relates to the (a) development, production, co-production, financing, acquisition, license, exploitation, transmission, exhibition, distribution or broadcast of any Content (whether on a linear, on-demand, interactive or other basis) or (b) promotion, sponsorship, marketing, hosting or advertising of or hospitality or ticketing for any Content.

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“Outside Date” refers to April 2, 2025, as such date may be extended pursuant to the terms of the Merger Agreement or by the mutual written consent of the Company (acting with the prior approval of the Special Committee) and the Parent Entities.

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“Pandemic” refers to any outbreak, epidemics or pandemic relating to any virus (including influenza, SARS-CoV-2 or Covid-19), or any variants, evolutions or mutations thereof, and any further epidemics or pandemics arising therefrom.

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“Pandemic Measures” refers to any quarantine, “shelter in place”, “stay at home”, workforce reduction, social distancing, shut down, closure, sequester, safety or similar Law, directive, protocol or guideline promulgated by any Governmental Authority, including the Centers for Disease Control and Prevention or the World Health Organization, in each case, in connection with or in response to a Pandemic, including the CARES Act, the Families First Coronavirus Response Act, as signed into law by the President of the United States on March 18, 2020, and the Consolidated Appropriations Act, 2021, Pub. L. 116-260, in each case, together with any administrative or other guidance published with respect thereto by any Governmental Authority.

•	“Permitted Content Activities” refers to any Content Activities other than Material Content Activities.

•	“Permitted Media Agreement” refers to any Media Agreement that is not a Material Media Agreement.

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“Projected Net Cash Outlays” refers to, with respect to any Material Content Activity or Material Media Agreement, the aggregate cash expenditures by the Company Entities and Company Subsidiaries measured as of the time of signing of definitive agreements with respect thereto pursuant to such Material Content Activity or Material Media Agreement reduced by the projected amounts to be received by the Company Entities and Company Subsidiaries in respect of such Material Content Activity or Material Media Agreement during the twelve (12) months following the commencement of such Material Content Activity or the execution of such Material Media Agreement.

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“Person” refers to an individual, corporation, partnership, limited partnership, limited liability company, joint venture, syndicate, person (including a “person” as defined in Section 13(d)(3) of the Exchange Act), trust, association or other entity or government, political subdivision, agency or instrumentality of a government.

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“Preferred Equity Financing Sources” refers to, at any time, the Persons that have committed to provide or have otherwise entered into agreements in connection with all or any part of the Preferred Equity Financing (including the parties to the Preferred Equity Commitment Letter and any agreements entered into in connection therewith), including the purchasers and other entities that have committed to provide all or part of the Preferred Equity Financing.

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“Registration Rights Agreement” refers to the Registration Rights Agreement, dated as of April 28, 2021, by and among the Company and the parties thereto, as may be amended, modified or restated from time to time in accordance with the terms of the Merger Agreement and thereof.

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“Talent Agreement” refers to any Contract between a Company Entity or Company Subsidiary, on the one hand, and an individual actor, producer, director, host, judge, performer, athlete, writer or other talent or client, on the other hand.

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“Tax” refers to any and all U.S. federal, state, local and foreign taxes, duties, fees, imposts, levies or other governmental assessments in the nature of a tax, however denominated, imposed, assessed or collected by any Governmental Authority, including all income, capital gains, goods and services, branch, gross receipts, capital, net worth, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property (tangible and intangible), sales, use, transfer (including real property transfer or gains), conveyance, severance, production, registration, value added, ad valorem alternative or add-on minimum and other similar taxes and other taxes or charges in the nature of a tax imposed by any Governmental Authority, together with any interest, penalties and additions to tax imposed with respect thereto.

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“Tax Receivable Agreement” refers to that certain Tax Receivable Agreement, dated as of April 28, 2021, by and among the Company, Manager, OpCo and the other parties thereto, as may be amended, modified or restated from time to time in accordance with the terms of the Merger Agreement and thereof.

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“TKO Registration Rights Agreement” refers to that certain Registration Rights Agreement, dated as of September 12, 2023, by and between TKO, OpCo and the other parties thereto, as may be amended, modified or restated from time to time in accordance with the terms of the Merger Agreement and thereof.

•	“TRA Parties” refers to the Exchange TRA Parties, as listed on Annex B of the Tax Receivable Agreement, and the Reorganization TRA Parties, as listed on Annex C of the Tax Receivable Agreement.

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“Triggering Event” refers to the earlier of (i) the date on which neither Messrs. Emanuel nor Whitesell is employed as our Chief Executive Officer or Executive Chairman and (ii) the date on which neither Messrs. Emanuel nor Whitesell own shares of our Class A Common Stock representing, and/or own securities representing the right to own (including OpCo Profits Units), at least 25% of the shares of our Class A Common Stock and securities representing the right to own shares of our Class A Common Stock owned by Messrs. Emanuel and Whitesell, respectively, as of the completion of the IPO.

•	“Unvested Company Option” refers to any Company Option that is not a Vested Company Option.

SUMMARY

This summary highlights selected information from this information statement and may not contain all of the information that is important to you. To fully understand the Mergers, as herein before defined and as described below, contemplated by the Agreement and Plan of Merger, dated as of April 2, 2024, by and among Parent Entities, Merger Subs, the Company Entities and the Executive Holdcos, and for a more complete description of the legal terms of the Mergers, you should carefully read this entire information statement, the annexes attached to this information statement and the documents referred to or incorporated by reference in this information statement. We have included page references in parentheses to direct you to the appropriate place in this information statement for a more complete description of the topics presented in this summary. In this information statement, the terms “Company”, “Endeavor”, “we”, “us” and “our” refer to Endeavor Group Holdings, Inc. All references in this information statement to terms defined in the notice to which this information statement is attached have the meanings provided in that notice. This information statement is dated January 15, 2025 and is being mailed to our stockholders on January 15, 2025.

The Parties to the Merger Agreement (page 40)

The Company. Endeavor Group Holdings, Inc. is a global sports and entertainment company. The Company owns and operates premium sports and entertainment properties, including Ultimate Fighting Championship (“UFC”) and World Wrestling Entertainment, LLC (“WWE”) through our majority ownership of TKO Group Holdings, Inc. (“TKO”), produces and distributes sports and entertainment content, owns and manages exclusive live events and experiences, and represents top sports, entertainment and fashion talent, as well as blue chip corporate clients. Founded as a client representation business, the Company expanded organically and through strategic mergers and acquisitions, investing in new capabilities, including sports operations and advisory, events and experiences management, media production and distribution, sports data and technology, brand licensing and experiential marketing. To learn more about the Company, please visit www.investor.endeavorco.com. The Company’s principal executive office is located at 9601 Wilshire Boulevard, Beverly Hills, CA 90210, and its telephone number is (310) 285-9000. Additional information about the Company is included in documents incorporated by reference into this information statement and our filings with the Securities and Exchange Commission (the “SEC”), copies of which may be obtained without charge by following the instructions in the section entitled “Where You Can Find More Information” beginning on page 190.

The Company’s existing term loan under the first lien credit agreement entered into by certain of its subsidiaries in May 2014 in connection with the acquisition of IMG Worldwide (as amended, restated, modified and/or supplemented from time to time, the “Credit Facilities”) of $2.2 billion matures on May 18, 2025. We expect that the term loan then outstanding will be repaid in connection with the Mergers and the Transactions or will otherwise be refinanced prior to its maturity. Absent the Company’s ability to secure additional liquidity, extend the maturity of or refinance such term loan, the Company’s operations may be adversely impacted in the event the lenders declare an event of default and exercise their rights and remedies under the Credit Facilities. In the event the Transactions do not close by the term loan maturity date or if we are unable to refinance or otherwise extend prior to maturity, we do not expect to have sufficient cash on hand to repay this term loan under the Credit Facilities, which raises substantial doubt about the Company’s ability to continue as a going concern.

The Company’s Class A Common Stock is listed with, and trades on, the New York Stock Exchange (“NYSE”) under the symbol “EDR”.

Other Company Entities. Manager is a Delaware limited liability company and a subsidiary of the Company. OpCo is a Delaware limited liability company and a subsidiary of Manager and indirect subsidiary of the Company.

Executive Holdcos. The Executive Holdcos are holding companies that hold OpCo Membership Interests and OpCo Profits Units on behalf of certain members of Company management who are equityholders of the

Executive Holdcos. Each Executive Holdco is managed and controlled by a board of directors consisting of Ariel Emanuel and Patrick Whitesell.

Parent Entities. Holdco Parent was formed on March 25, 2024, solely for the purpose of entering into the Merger Agreement and to hold shares of the Company following the consummation of the Mergers. OpCo Parent was formed on March 25, 2024, solely for the purpose of entering into the Merger Agreement and to hold equity interests of OpCo following the consummation of the Mergers. The Parent Entities have not carried on any business, conducted any operations or incurred any liabilities or obligations, other than those incidental to their respective formation pursuant to the Merger Agreement, the performance of their respective obligations thereunder and matters ancillary thereto. The Parent Entities are indirectly controlled by private investment funds affiliated with Silver Lake. The Parent Entities’ principal executive office is located at c/o Silver Lake, 2775 Sand Hill Road, Suite 100, Menlo Park, CA 94025, and their phone number is (650) 233-8120.

Merger Subs. Company Merger Sub is a newly formed Delaware corporation and a wholly owned subsidiary of Holdco Parent. Manager Merger Sub is a newly formed Delaware limited liability company and a wholly owned subsidiary of Company Merger Sub. OpCo Merger Sub is a newly formed Delaware limited liability company and a wholly owned subsidiary of OpCo Parent. Each of the Merger Subs was formed on March 25, 2024, solely for the purpose of completing the Mergers. None of the Merger Subs has carried on any business, conducted any operations or incurred any liabilities or obligations, other than those incidental to their respective formation pursuant to the Merger Agreement, the performance of their respective obligations thereunder and matters ancillary thereto. Upon consummation of the Mergers, the Merger Subs will cease to exist. The Merger Subs’ principal executive office is located at c/o Silver Lake, 2775 Sand Hill Road, Suite 100, Menlo Park, CA 94025, and their phone number is (650) 233-8120.

The Mergers (page 126)

On April 2, 2024, the Company Entities entered into the Merger Agreement with the Parent Entities, the Merger Subs and the Executive Holdcos. Upon the terms and subject to the conditions provided in the Merger Agreement, and in accordance with the DGCL, upon the filing of properly executed certificates of merger with the Secretary of State of the State of Delaware or at such later date and time as may be agreed by the parties and set forth in the applicable certificate of merger, (i) OpCo Merger Sub will merge with and into OpCo, with OpCo surviving the merger, collectively owned, directly or indirectly, by OpCo Parent, Manager and certain Rollover Holders (the “Surviving OpCo”), (ii) immediately following the OpCo Merger, Manager Merger Sub will merge with and into Manager, with Manager surviving the merger, wholly owned by the Company (the “Surviving Manager”), and (iii) immediately following the Manager Merger, Company Merger Sub will merge with and into the Company, with the Company surviving the merger, collectively owned, directly or indirectly, by Holdco Parent and certain Rollover Holders (the “Surviving Company” and, together with the Surviving OpCo and the Surviving Manager, the “Surviving Entities”).

Unless otherwise set out in the Merger Agreement and, if applicable, the Rollover Agreements, because the Merger Consideration will be paid in cash, you will receive no equity interest in the Parent Entities or the Merger Subs in consideration for your Shares, and after the Effective Time you will not own any Shares.

The Merger Consideration (page 127)

Subject to the terms and conditions of the Merger Agreement, at the OpCo Merger Effective Time, the following will occur:

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each (i) Excluded OpCo Membership Interest and (ii) Rollover Unit, in each case, will be unaffected by the OpCo Merger and will remain outstanding as a unit or profits unit of the Surviving OpCo and no payment or distribution will be made with respect thereto;

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each OpCo Membership Interest, other than any Excluded OpCo Membership Interests and Rollover Units, will be cancelled, will cease to exist and will be converted automatically into the right to receive the OpCo Merger Consideration, subject to any applicable withholding taxes, with certain holders of OpCo Membership Interests receiving their OpCo Merger Consideration in the amounts and at such times as provided in the Payment Schedule. Notwithstanding the foregoing, if requested by a holder or beneficial owner of OpCo Membership Interests (including any holder of OpCo Membership Interests that are subject to Deferred Payments (as defined herein)) at least 20 business days prior to the anticipated Closing Date, such holder’s OpCo Membership Interests will stay outstanding through the OpCo Merger and, immediately after the Company Merger Effective Time, the Company will acquire such number of OpCo Membership Interests owned by such holder that are requested to be acquired by such holder in exchange for an amount in cash paid by the Company per OpCo Membership Interest equal to the OpCo Merger Consideration (any such OpCo Membership Interests so purchased, the “Company Purchased OpCo Membership Interests”);

•

each OpCo Profits Unit, other than any Rollover Unit, will be cancelled, will cease to exist and will be converted automatically into the right to receive the OpCo Profits Units Merger Consideration with respect to such OpCo Profits Unit, subject to any applicable withholding taxes, with holders of OpCo Profits Units receiving their OpCo Profits Units Merger Consideration in the amounts and at such times as set forth on the Payment Schedule. Notwithstanding the foregoing, if requested by a holder or beneficial owner of OpCo Profits Units at least 20 business days prior to the anticipated Closing Date, such holder’s OpCo Profits Units will stay outstanding through the OpCo Merger and, immediately after the Company Merger Effective Time, the Company will acquire such number of OpCo Profits Units owned by such holder that are requested to be acquired by such holder in exchange for an amount in cash equal to the OpCo Profits Units Merger Consideration that would have been paid in respect of such OpCo Profits Units (any such OpCo Profits Units so purchased, the “Company Purchased OpCo Profits Units”); and

•

all of the limited liability company units of OpCo Merger Sub issued and outstanding immediately prior to the OpCo Merger Effective Time will be converted into such number of OpCo Membership Interests equal to the number of OpCo Membership Interests (other than any Excluded OpCo Membership Interests and Rollover Units) issued and outstanding immediately prior to the OpCo Merger.

Subject to the terms and conditions of the Merger Agreement, at the Manager Merger Effective Time, the following will occur:

•

each Manager Membership Interest owned by the Company or Manager immediately prior to the Manager Merger Effective Time (collectively, the “Excluded Manager Membership Interests”) will be unaffected by the Manager Merger and will remain outstanding as a unit of the Surviving Manager and no payment or distribution shall be made with respect thereto;

•

each Manager Membership Interest, other than any Excluded Manager Membership Interest, will be cancelled, will cease to exist and will be converted automatically into the right to receive the Manager Merger Consideration, subject to any applicable withholding taxes, with each such holder of such Manager Membership Interests receiving such Manager Merger Consideration in the amounts and at such times as set forth on the Payment Schedule; and

•	each of the limited liability company units of Manager Merger Sub issued and outstanding immediately prior to the Manager Merger Effective Time will be automatically cancelled.

Subject to the terms and conditions of the Merger Agreement, at the Company Merger Effective Time, the following will occur:

•	each Excluded Share will automatically be cancelled without any conversion thereof and no payment or distribution will be made with respect thereto;

•

notwithstanding the foregoing, each (i) share of Class A Common Stock that is owned by (a) the Parent Entities or any direct or indirect wholly owned subsidiary of the Parent Entities, (b) solely to the extent designated in writing by the Parent Entities to the Company at least two business days prior to the Company Merger Effective Time, any affiliate of the Parent Entities so designated or (c) Manager, OpCo or any direct or indirect wholly owned subsidiary of OpCo and (ii) each Rollover Share, in each case, issued and outstanding immediately prior to the Company Merger Effective Time, will be unaffected by the Company Merger and will remain outstanding as a share of class A common stock, par value $0.00001 per share, of the Surviving Company (the “Surviving Company Shares”) and no payment or distribution will be made with respect thereto;

•

each share of Company Common Stock (other than (i) Excluded Shares, (ii) Rollover Shares and (iii) any Shares outstanding as of immediately prior to the Company Merger Effective Time that are held by stockholders who have neither voted in favor of the Mergers nor consented thereto in writing and who have demanded, properly in writing, appraisal for such shares in accordance with Section 262 of the DGCL (such shares, “Dissenting Shares”)) will be cancelled, will cease to exist and will be converted automatically into the right to receive the Company Merger Consideration, subject to any applicable withholding taxes; and

•

each share of common stock of Company Merger Sub issued and outstanding immediately prior to the Company Merger Effective Time will be converted into such number of validly issued, fully paid and nonassessable Surviving Company Shares as is necessary such that the number of Surviving Company Shares outstanding immediately following the Company Merger Effective Time equals the number of OpCo Membership Interests owned by Manager that are outstanding immediately following the OpCo Merger Effective Time, after taking into account: (i) any redemptive distribution that is made to Manager in connection with the Restructuring Steps and (ii) any recapitalization of OpCo Membership Interests resulting from or undertaken in connection with any preferred stock issued by the Company or OpCo in connection with the Transactions (which recapitalization will, in all cases, be done on a value-for-value basis, determined after taking into account the effects of the distributions by OpCo made in connection with the Transactions).

Without limiting the provisions of the Merger Agreement, if the outstanding Shares, OpCo Membership Interests or Manager Membership Interests are changed into a different number or class of shares or units due to any stock or unit split, reverse stock or unit split, stock or unit dividend (including any dividend or distribution of securities convertible into Shares, OpCo Membership Interests or Manager Membership Interests), reorganization, recapitalization, reclassification, combination, exchange of shares or units or other like change with respect to the Shares, OpCo Membership Interests or Manager Membership Interests occurring on or after the date of the Merger Agreement and prior to the Company Merger Effective Time, the OpCo Merger Effective Time or the Manager Merger Effective Time, as applicable, the Merger Consideration will be equitably adjusted to reflect the effect thereof.

Certain holders or beneficial owners of Shares, Manager Membership Interests, OpCo Membership Interests or OpCo Profits Units will be paid their respective portion of the Company Merger Consideration, Manager Merger Consideration, OpCo Merger Consideration or OpCo Profits Units Merger Consideration, as applicable, that is required to be paid to such holders or beneficial owners on a date that is after the Closing Date (the “Deferred Payments”), as soon as reasonably practicable following such time at which a Deferred Payment becomes due in accordance with the Payment Schedule.

Subject to the terms and conditions of the Merger Agreement, at the Company Merger Effective Time, the following will occur:

•

each restricted stock unit subject to service-based vesting restrictions (each, a “Company RSU”) that, as of immediately prior to the Effective Time, is vested in accordance with its terms after giving effect to any vesting that occurs as a result of the Transactions and that is outstanding and has not yet been settled as of the Effective Time (each, a “Vested Company RSU”) and each restricted stock unit subject, in whole or in part, to performance-based vesting restrictions (each, a “Company PSU”) that, as of immediately prior to the Effective Time, is vested in accordance with its terms after giving effect to any vesting that occurs as a result of the Transactions and that is outstanding and has not yet been settled as of the Effective Time (each, a “Vested Company PSU”), pursuant to which the holder has a right to receive Class A Common Stock (or cash in an amount determined by reference to the value thereof) will automatically be cancelled as of the Effective Time and converted into the right to receive an amount in cash (without interest and subject to any applicable tax withholdings) equal to the product, rounded to the nearest cent, of (x) the Company Merger Consideration and (y) the number of shares of Class A Common Stock subject to such Vested Company RSU or Vested Company PSU, payable as soon as practicable following the Effective Time and in any event within 40 business days following the Effective Time;

•

each Company PSU that, as of immediately prior to the Effective Time, is outstanding but not vested (each, an “Unvested Company PSU”) will, at the Effective Time, automatically be cancelled without any payment being made in respect thereof;

•

the treatment of each Company RSU that, as of immediately prior to the Effective Time, is outstanding but not vested (each, an “Unvested Company RSU”) will be determined by the Executive Committee prior to the Effective Time, or, if not determined prior to the Effective Time, by the administrator of the Company’s Amended and Restated 2021 Incentive Award Plan (the “Company Stock Plan”) as soon as reasonably practicable following the Effective Time;

•

each outstanding option to acquire Class A Common Stock (each, a “Company Option”) that, as of immediately prior to the Effective Time, is vested (after giving effect to any vesting that occurs as a result of the Transactions) (each, a “Vested Company Option”) will automatically be cancelled and converted into the right to receive an amount in cash (without interest and subject to any applicable tax withholdings) equal to the product of (a) the number of shares of Class A Common Stock subject to such Company Option, multiplied by (b) the Company Merger Consideration less the exercise price per share of such Company Option, in effect immediately prior to the Effective Time (the “Option Consideration”), payable as soon as reasonably practicable following the Effective Time and in any event within 40 business days following the Effective Time;

•

each Company Option that is not vested at the Effective Time or that has an exercise price per share equal to or greater than the Company Merger Consideration will be cancelled without any payment being made in respect thereof; and

•

each phantom unit that tracks OpCo Profits Units (each, a “Phantom Unit”) will entitle the holder of such Phantom Units (each, a “Phantom Unit Holder”) to certain payments in respect of his or her Phantom Units that remain outstanding as of the Effective Time (each such payment, a “Phantom Unit Payment”). OpCo will, or will cause the applicable Company Subsidiary (as defined in the section entitled “Summary — Financing of the Mergers” beginning on page 10) to, pay through payroll to each Phantom Unit Holder his or her Phantom Unit Payment (other than any portions of the Phantom Unit Payments that are required to be paid to the applicable Phantom Unit Holders on a date that is after the Closing Date (each such payment, a “Deferred Phantom Unit Payment”)), as soon as practicable following the Effective Time and in any event within 40 business days following the Effective Time (except as required to comply with applicable law). The rights of Phantom Unit Holders to receive certain Deferred Phantom Unit Payments will remain subject to the same terms, conditions and restrictions that were applicable to the corresponding Phantom Units, including under any award agreement. As soon as reasonably practicable following such time at which a Deferred Phantom Unit Payment becomes payable, such Deferred Phantom Unit Payment will be made to the Phantom Unit

Holder who is entitled to such Deferred Phantom Unit Payment through OpCo or the applicable Company Subsidiary and will be subject to all applicable tax and other withholdings.

We encourage you to read the Merger Agreement, which is attached as Annex A to this information statement and incorporated by reference into this information statement, carefully and in its entirety, as the rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this information statement.

Dividends (page 133)

The Merger Agreement requires the Company to, in each calendar quarter prior to the Effective Time, declare and pay a dividend in respect of each issued and outstanding share of Class A Common Stock at a price equal to $0.06 per share (the “Per Share Dividend Amount” and each dividend, a “Quarterly Dividend”). If, on the date that all other conditions to Closing are satisfied (other than those conditions that by their nature are to be satisfied at the Closing), at least four Quarterly Dividends have not been paid, the Company will be required to pay, within three business days (and in any case prior to the Effective Time), a dividend (a “Catch-Up Dividend”) in respect of each issued and outstanding share of Class A Common Stock in a per-share amount equal to the product of (i) the Per Share Dividend Amount and (ii) four minus the number of quarters in which a Quarterly Dividend has been declared and paid (or will be paid prior to the Effective Time).

Recommendation of the Executive Committee; Reasons for the Mergers (page 64)

After consideration of various factors as discussed in the section entitled “The Special Factors — Recommendation of the Executive Committee; Reasons for the Mergers” beginning on page 64, the Executive Committee, consisting of Ariel Emanuel, Patrick Whitesell, Egon Durban and Stephen Evans, acting upon the recommendation of the Special Committee (as discussed below):

•

determined that the Merger Agreement and the Transactions, including the Mergers, are fair and in the best interests of, the Company, its “unaffiliated security holders”, as defined in Rule 13e-3(a) under the Securities Exchange Act of 1934, as amended (the “Unaffiliated Stockholders”), which exclude (x) officers or directors of the Company, (y) the SLP Holders and the Management Holders and their respective affiliates and (z) any other stockholders of the Company affiliated with the Parent Entities or their respective affiliates, Manager, OpCo and its members;

•	approved and declared the Merger Agreement and the Transactions advisable;

•

authorized and approved the execution, delivery and performance by the Company, Manager and OpCo of the Merger Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth therein;

•

authorized the officers of the Company to enter into the Merger Agreement and all other documents, certificates, agreements and instruments contemplated thereby on behalf of the Company, Manager and OpCo, as applicable, and to do all things and take all actions necessary or advisable to consummate the Transactions; and

•	recommended the adoption of the Merger Agreement by the stockholders of the Company.

Recommendation of the Special Committee; Reasons for the Recommendation (page 68)

After consideration of various factors as discussed in the section entitled “The Special Factors — Recommendation of the Special Committee; Reasons for the Recommendation” beginning on page 68, the Special Committee:

•	unanimously (i) determined, among other things, that the Merger Agreement and the Transactions, including the Mergers, on the terms and subject to the conditions set forth in the Merger Agreement,

was advisable, fair to and in the best interests of the Company and the Unaffiliated Stockholders and (ii) declared advisable the Merger Agreement and the Transactions, including the Mergers; and

•	further unanimously recommended that the Executive Committee:

•	approve the Merger Agreement and the Transactions, including the Mergers;

•	recommend the adoption and approval of the Merger Agreement and the Transactions, including the Mergers, by the stockholders of the Company; and

•

approve the execution, delivery and performance by the Company, Manager and OpCo of the Merger Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth therein.

Required Stockholder Approval for the Mergers (page 73)

Under Delaware law and the Company’s certificate of incorporation (the “Company’s Charter”), the adoption of the Merger Agreement required the affirmative vote or written consent of the holders of the Company Common Stock representing a majority of the aggregate voting power of the outstanding Shares entitled to vote thereon. As of April 2, 2024, the record date for determining stockholders of the Company entitled to vote on the adoption of the Merger Agreement, there were 301,600,215 shares of Class A Common Stock, 165,849,390 shares of Class X Common Stock and 225,897,909 shares of Class Y Common Stock outstanding, and there were no shares of Class B common stock of the Company, par value $0.00001 per share (the “Class B Common Stock”) or Class C common stock of the Company, par value $0.00001 per share (the “Class C Common Stock”) outstanding. Holders of Class A Common Stock and Class X Common Stock are entitled to one vote for each share held of record, and holders of Class Y Common Stock are entitled to 20 votes for each share held of record, in each case on all matters on which stockholders are entitled to vote generally, including adoption of the Merger Agreement.

As of April 2, 2024, (a) the SLP Holders collectively, on such date, beneficially owned 91,976,482 shares of Class A Common Stock, 82,138,074 shares of Class X Common Stock and 169,392,221 shares of Class Y Common Stock and (b) the Management Holders collectively on such date beneficially owned 1,904,044 shares of Class A Common Stock, 47,503,695 shares of Class X Common Stock and 47,503,695 shares of Class Y Common Stock. On April 2, 2024, following the execution of the Merger Agreement, the Specified Stockholders, who collectively beneficially owned a majority of the aggregate voting power of the outstanding Shares entitled to vote thereon, executed and delivered the Company Stockholder Approval. No further action by any other Company stockholder is required under applicable law or the Merger Agreement (or otherwise) in connection with the adoption of the Merger Agreement. As a result, the Company is not soliciting your vote for the adoption of the Merger Agreement and will not call a stockholders’ meeting for purposes of voting on the adoption of the Merger Agreement. No action by the stockholders of the Company is required to complete the Mergers and all requisite corporate action by and on behalf of the Company Entities, the Parent Entities and the Merger Subs required to complete the Mergers has been taken.

When actions are taken by the written consent of less than all of the stockholders entitled to vote on a matter, Delaware law requires notice of the action be given to those stockholders who did not consent in writing to the action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the record date for the action by consent. This information statement and the notice attached hereto constitute notice to you from the Company of the adoption of the Merger Agreement by the Written Consent as required by Delaware law.

Opinion of Centerview Partners LLC (page 74 and Annex C)

The Special Committee retained Centerview Partners LLC (“Centerview”) as financial advisor to the Special Committee in connection with the Mergers and the Transactions. In connection with this engagement, the

Special Committee requested that Centerview evaluate the fairness, from a financial point of view, to the holders of the outstanding shares of Class A Common Stock (other than (1) each (A) share of Company Common Stock held in the treasury of Endeavor or owned by Manager, OpCo or any direct or indirect wholly owned subsidiary of OpCo, (B) share of Company Common Stock owned by the Merger Subs, the Parent Entities, or any direct or indirect wholly owned subsidiary of the Parent Entities, or, solely to the extent designated in writing by the Parent Entities to the Company at least two business days prior to Company Merger Effective Time, any affiliate of the Parent Entities so designated immediately prior to Company Merger Effective Time, and (C) share of Class X Common Stock, par value $0.00001 per share, and share of Class Y Common Stock, par value $0.00001 per share, issued and outstanding immediately prior to Company Merger Effective Time, (2) any Rollover Shares or (3) any Dissenting Shares, which are collectively referred to as “Opinion Excluded Shares”) of the $27.50 per share consideration, the Quarterly Dividends and the Catch-Up Dividend proposed to be paid to such holders pursuant to the Merger Agreement (collectively, and not separately, referred to as the “Public Stockholder Consideration”). On April 2, 2024, Centerview rendered to the Special Committee its oral opinion, which was subsequently confirmed by the delivery of a written opinion dated such date that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Public Stockholder Consideration proposed to be paid to the holders of the outstanding shares of Class A Common Stock (other than Opinion Excluded Shares) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders.

The full text of Centerview’s written opinion, dated April 2, 2024, which describes the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Annex C and is incorporated herein by reference. Centerview’s financial advisory services and opinion were provided for the information and assistance of the Special Committee (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transactions and Centerview’s opinion addressed only the fairness, from a financial point of view, as of the date thereof, to the holders of the outstanding shares of Class A Common Stock (other than Opinion Excluded Shares) of the Public Stockholder Consideration to be paid to such holders pursuant to the Merger Agreement. Centerview’s opinion did not address any other term or aspect of the Merger Agreement or the Transactions, including the aggregate consideration to be paid pursuant to the Merger Agreement or the allocation among stockholders of the aggregate consideration to be paid pursuant to the Merger Agreement, and does not constitute a recommendation to any stockholder of the Company or any other person as to how such stockholder or other person should vote with respect to the Mergers or otherwise act with respect to the Transactions or any other matter.

The full text of Centerview’s written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion.

Opinion of Kroll, LLC (page 87 and Annex D)

Pursuant to an engagement letter dated March 12, 2024, Silver Lake Partners IV, L.P. (together with certain alternative investment vehicles, “SLP IV”), SL SPV-1, L.P., SL SPV-1 Feeder I, L.P. (together with SL SPV-1 L.P., “SPV-1”), SLP West Holdings Co-Invest, L.P. (“Co-Invest I”), SLP West Holdings Co-Invest II, L.P. (“Co-Invest II”), and SLP West Holdings Co-Invest Feeder II, L.P. (“Co-Invest II Feeder”, and together with Co-Invest I and Co-Invest II, the SL “Co-Invest Vehicles”, and together with SLP IV and SPV-1, the “Selling Funds”) engaged Kroll, LLC (“Kroll”), operating through its Duff & Phelps Opinions Practice, to prepare a written opinion addressed to the following entities as to whether Merger Consideration to be received by the Selling Funds pursuant to the Mergers is fair, from a financial point of view, to the Selling Funds: (a) The limited partner advisory committee of SLP IV (the “Selling Funds LPAC”), acting on its own behalf and on behalf of

SPV-1, and the Co-Invest Vehicles; (b) Silver Lake Technology Associates IV, L.P., solely in its capacity as the general partner of SLP IV; (c) SLTA SPV-1, L.P., solely in its capacity as the general partner of SPV-1; (d) SLP Denali Co-Invest GP, L.L.C., solely in its capacity as the general partner of Co-Invest I; and (e) SLP Co-Invest GP, L.L.C., solely in its capacity as the general partner of Co-Invest II and Co-Invest II Feeder (the entities listed in (b) through (e) above are collectively referred to as the “Selling Funds General Partners”).

On April 1, 2024, Kroll delivered its written opinion (the “Kroll Opinion”), to the Selling Funds General Partners and the Selling Funds LPAC that, as of the date of the Kroll Opinion and subject to and based on the assumptions made, procedures followed, matters considered, limitations of the review undertaken, and qualifications contained in the Kroll Opinion, the Merger Consideration to be received by the Selling Funds pursuant to the Mergers was fair, from a financial point of view, to the Selling Funds.

In selecting Kroll, the Selling Funds General Partners considered, among other things, the fact that Kroll is a global leader in providing fairness opinions. Kroll is regularly engaged in the valuation of companies and their securities and the provision of fairness opinions in connection with various transactions.

The Kroll Opinion was approved by Kroll’s fairness opinions committee. The Kroll Opinion was provided solely for the information of, and directed solely to, the Selling Funds General Partners and the Selling Funds LPAC for their consideration of the Transactions. Kroll was not requested to, and did not, make or provide a written or oral presentation to the Selling Funds General Partners or Selling Funds LPAC regarding the financial analyses performed by Kroll in connection with the preparation of the Kroll Opinion.

The summary of the Kroll Opinion set forth herein is qualified in its entirety by reference to the full text of the Kroll Opinion. Readers of this document are urged to read the Kroll Opinion carefully and in its entirety for a discussion of the procedures followed, assumptions made, matters considered, limitations of the review undertaken by Kroll in connection with the Kroll Opinion, as well as other qualifications contained in the “The Special Factors — Opinion of Kroll.”

Opinion of Houlihan Lokey Capital, Inc. (page 90 and Annex E)

On April 1, 2024, Houlihan Lokey Capital, Inc. (“Houlihan Lokey”) provided its written opinion addressed to (i) Silver Lake Technology Associates VI, L.P., the general partner of Silver Lake Partners VI, L.P. and Silver Lake Technology Investors VI, L.P. (together with Silver Lake Partners VI, L.P. and its alternative vehicles, “SLP VI”), and (ii) Silver Lake Technology Associates VII, L.P. (together with Silver Lake Technology Associates VI, L.P., the “Buying Funds General Partners”), the general partner of Silver Lake Partners VII, L.P. and Silver Lake Technology Investors VII, L.P. (together with Silver Lake Partners VII, L.P., “SLP VII” and, together with SLP VI, the “Buying Funds”), dated April 1, 2024, as to whether, as of such date, the Merger Consideration to be paid by Parent Entities for the portion of the equity interests in the Company and OpCo attributable to the limited partners of the Selling Funds (as defined herein, or to the general partners of the Selling Funds attributable to certain former employees and certain former members of Silver Lake Group (as defined below)) (such portion, the “Acquired Equity Interests”) in connection with the Mergers pursuant to the Merger Agreement was fair to the Buying Funds, collectively as a group, from a financial point of view.

Houlihan Lokey’s opinion was directed to solely the Buying Funds General Partners (solely in their capacities as general partners of the Buying Funds) and the Buying Funds and only addressed whether the Merger Consideration to be paid by Parent Entities for the Acquired Equity Interests in the Mergers pursuant to the Merger Agreement was fair to the Buying Funds, collectively as a group, from a financial point of view and did not address any other aspect or implication of the Transactions or any other agreement, arrangement or understanding. The summary of Houlihan Lokey’s opinion in this information statement is qualified in its entirety by reference to the full text of its written opinion, which describes the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Houlihan Lokey in connection with the preparation of its opinion. However, neither Houlihan Lokey’s opinion nor the summary of its opinion and the related analyses set forth in this information statement are intended to be, and do not constitute, advice or a recommendation to the Buying Funds General Partners, the Buying Funds, any security holder or any other person as to how to act or vote with respect to any matter relating to the Transactions or otherwise. Houlihan Lokey was not requested to, and did not, make or provide a written or oral presentation to the Buying Funds General Partners or the Buying Funds regarding the financial analyses performed by Houlihan Lokey in connection with the preparation of its opinion.

Houlihan Lokey did not provide any opinion as to the fairness of any aspect or implication of the Mergers (including, without limitation, the Merger Consideration) to the stockholders of the Company or the members of OpCo. For more information, please see the section entitled “The Special Factors — Opinion of Houlihan Lokey” beginning on page 88.

Financing of the Mergers (page 95)

The Mergers are not subject to a financing condition. The Parent Entities estimate that the total amount of funds necessary to complete the Mergers will be approximately $12.898 billion, including estimated transaction fees and expenses. The Parent Entities and the Merger Subs intend to fund the amounts necessary to complete the Mergers through a combination of the following:

•

equity financing of up to $7,051,940,000 plus the Asset Sale Commitment Amount (as defined below) to be provided or secured by the Equity Investors (as defined in the section entitled “Summary — Financing of the Mergers — Equity Financing” beginning on page 11);

•

preferred equity financing of up to $675,000,000 (subject to potential increase to up to $750,000,000 as set forth in the Preferred Equity Commitment Letters (as defined below)) to be provided or secured by the Preferred Equity Investors (as defined in the section entitled “Summary — Financing of the Mergers — Preferred Equity Financing” beginning on page 11);

•	debt financing of up to $8,075,000,000 to be provided by the Debt Financing Sources (as defined in the section entitled “Summary — Financing of the Mergers — Debt Financing” beginning on page 12); and

•

available cash of the Company Entities and each subsidiary of OpCo set forth in the Company’s confidential disclosure letter delivered concurrently with the execution of the Merger Agreement (each, a “Company Subsidiary” and, collectively, the “Company Subsidiaries”) from Company Sales (as defined in the section entitled “The Merger Agreement — Company Sales” beginning on page 143).

The Parent Entities have obtained the equity and debt financing commitments described below. The funding of the proceeds under each of the financing commitments is contingent on the satisfaction of customary conditions, including (i) the execution and delivery of definitive documentation with respect to each proposed financing in accordance with the terms set forth in the applicable commitment letter and (ii) the consummation of the Mergers in accordance with the Merger Agreement. The Parent Entities have represented to the Company Entities that the committed equity and debt financing, when funded in full, together with available cash of the Company Entities and Company Subsidiaries from Company Sales, will provide sufficient funds to complete the Transactions. For more information, please see the sections entitled “The Special Factors — Financing” and “The Merger Agreement — Financing Covenant; Company Cooperation” beginning on pages 95 and 153, respectively.

Equity Financing

Pursuant to the equity commitment letter, dated April 2, 2024, and as amended and restated on (a) September 13, 2024 to increase the Equity Financing (as defined below) by $175,000,000, (b) November 11, 2024 to increase the Equity Financing by the lesser of (i) $40,000,000 and (ii) the Company Sale Net Proceeds Deficit (as defined below) (if any) (the “Asset Sale Commitment Amount”) and (c) December 16, 2024 to increase the Equity Financing by $500,000,000, Silver Lake Partners VI, L.P. (“SLP Fund VI”), Silver Lake Partners VII, L.P. (“SLP Fund VII”) and SL SPV-4, L.P. (each, an “Equity Investor”, and such letter, as amended and restated, the “Equity Commitment Letter”) have committed, severally but not jointly, on the terms and subject to the conditions set forth in the Equity Commitment Letter, to purchase immediately prior to the Closing equity interests in Holdco Parent (or, to the extent designated by Holdco Parent prior to Closing, OpCo Parent) for an aggregate purchase price up to, or otherwise make contributions to or invest funds as equity in Holdco Parent (or, to the extent designated by Holdco Parent prior to Closing, OpCo Parent) in an aggregate amount up to, $7,051,940,000 plus the Asset Sale Commitment Amount to fund a portion of the payment of the aggregate Merger Consideration and other amounts required to be paid under the Merger Agreement (the “Equity Financing”).

The Equity Investors’ financing commitments are generally subject to the satisfaction of the conditions to the Parent Entities and the Merger Sub’s obligations to effect the consummation of the Mergers as set forth in the Merger Agreement, the substantially concurrent satisfaction of the Debt Financing pursuant to the Debt Commitment Letter solely with respect to amounts required to consummate the Mergers, and the substantially concurrent consummation of the Closing on the terms and subject to the conditions of the Merger Agreement.

For more information, please see the section entitled “The Special Factors — Financing — Equity Financing” beginning on page 96.

Preferred Equity Financing

Pursuant to the preferred equity commitment letter, dated April 2, 2024, DFO Private Investments, L.P. (“DFO”) and Thirty Fifth Investment Company L.L.C. (together, the “Original Preferred Equity Investors”, and such letter, the “Original Preferred Equity Commitment Letter”) have committed, severally and not jointly, to provide at the Closing to the Parent Entities and the Merger Subs, on the terms and subject to the conditions set forth in the Preferred Equity Commitment Letter, an aggregate amount equal to $500,000,000 (subject to potential increase pursuant to the terms of the Original Preferred Equity Commitment Letter) in exchange for preferred equity interests in the Surviving Company. The obligations of the Original Preferred Equity Investors to fund the full amount of the Preferred Equity Financing (as defined below) issuable under the Original Preferred Equity Commitment Letter are subject to certain conditions set forth therein. In addition, pursuant to (i) the preferred equity commitment letter, dated June 6, 2024, Coatue Tactical Solutions PS Holdings AIV 9 LP (the “Coatue Preferred Equity Investor” and such letter, the “Coatue Preferred Equity Commitment Letter”) has committed to provide at the Closing to the Parent Entities and the Merger Subs, on the terms and subject to the conditions set forth in the Coatue Preferred Equity Commitment Letter, an aggregate amount equal to $50,000,000 in exchange for preferred equity interests in the Surviving Company, (ii) the preferred equity commitment letter, dated July 29, 2024, Meritage Fund Select I LLC (the “Meritage Preferred Equity Investor” and such letter, the “Meritage Preferred Equity Commitment Letter”), has committed to provide at the Closing to the Parent Entities and the Merger Subs, on the terms and subject to the conditions set forth in the Meritage Preferred Equity Commitment Letter, an aggregate amount equal to $25,000,000 in exchange for preferred equity interests in the Surviving Company and (iii) (x) the preferred equity commitment letter, dated November 12, 2024, PEV Onshore Holdings 2036 LLC, PEV Offshore Holdings 2014 LP, PEV SB Employee Onshore Aggregator II LLC and PEV SB Employee Offshore Aggregator II LP (collectively, the “Goldman XIG Preferred Equity Investors” and such letter, the “Goldman XIG Preferred Equity Commitment Letter”) and (y) the

preferred equity commitment letter, dated November 12, 2024, Goldman Sachs Asset Management, L.P., on behalf of certain advised funds and managed accounts, and Broad Street Principal Investments, L.L.C. (collectively, the “Goldman WSSS/BS Preferred Equity Investors”, together with the Goldman XIG Preferred Equity Investors, the “Goldman Preferred Equity Investors” and, together with the Original Preferred Equity Investors, the Coatue Preferred Equity Investor, the Meritage Preferred Equity Investor and the Goldman XIG Preferred Equity Investor, the “Preferred Equity Investors”; and such letter, the “Goldman WSSS/BS Preferred Equity Commitment Letter”, together with the Goldman XIG Preferred Equity Commitment Letter, the “Goldman Preferred Equity Commitment Letters” and, together with the Original Preferred Equity Commitment Letter, the Coatue Preferred Equity Commitment Letter, the Meritage Preferred Equity Commitment Letter and the Goldman XIG Preferred Equity Commitment Letter, the “Preferred Equity Commitment Letters”), the Goldman Preferred Equity Investors have committed to provide at the Closing to the Parent Entities and the Merger Subs, on the terms and subject to the conditions set forth in the applicable Goldman Preferred Equity Commitment Letter, an aggregate amount equal to $100,000,000 in exchange for preferred equity interests in the Surviving Company. The amounts funded pursuant to the Preferred Equity Commitment Letters will be used to fund a portion of the payment of the aggregate Merger Consideration and other amounts required to be paid under the Merger Agreement (together with the transactions contemplated by the Original Preferred Equity Commitment Letter, the Coatue Preferred Equity Commitment Letter, the Meritage Preferred Equity Commitment Letter and the Goldman Preferred Equity Commitment Letters, the “Preferred Equity Financing”). The Preferred Equity Financing may be increased to up to $750,000,000 in the aggregate subject to the terms of the Preferred Equity Commitment Letters. For more information, please see the section entitled “The Special Factors — Financing — Preferred Equity Financing” beginning on page 96.

Debt Financing

Pursuant to the commitment letter, dated April 2, 2024 (the “Original Debt Commitment Letter”), with JPMorgan Chase Bank, N.A., Morgan Stanley Senior Funding, Inc., Bank of America, N.A., BofA Securities, Inc., Goldman Sachs Bank USA, Barclays Bank PLC, Deutsche Bank Securities Inc., Deutsche Bank AG New York Branch, Royal Bank of Canada and RBC Capital Markets (each, a “Debt Financing Source”), which such Original Debt Commitment Letter was amended and restated on April 19, 2024 to add Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Citi (as defined below), HSBC Bank USA, National Association and HSBC Securities (USA) Inc. as additional Debt Financing Sources, further amended and restated on September 13, 2024 to reduce the 364-day term loan facility commitments by $175,000,000, and further amended and restated on December 16, 2024 to reduce the 364-day term loan facility commitments by $500,000,000 (the Original Debt Commitment Letter, as so amended and restated, the “Debt Commitment Letter”) the Debt Financing Sources have committed, severally and not jointly, to provide the Parent Entities and the Merger Subs with debt financing in the amounts and on the terms and subject to the conditions set forth in the Debt Commitment Letter (the “Debt Financing”). The obligations of the Debt Financing Sources to provide the Debt Financing under the Debt Commitment Letter are subject to certain customary conditions set forth therein. For more information, please see the section entitled “The Special Factors — Financing — Debt Financing” beginning on page 98.

For purposes of the Debt Commitment Letter, “Citi” shall mean Citigroup Global Markets Inc., Citibank, N.A., Citicorp USA, Inc, Citicorp North America, Inc. and/or any of their affiliates as Citi shall determine to be appropriate to provide the services contemplated therein.

The Merger Agreement (page 126 and Annex A)

Conditions to Completion of the Mergers (page 157)

The obligations of the Company Entities, the Parent Entities and the Merger Subs to consummate the Mergers are subject to the satisfaction (or written waiver by the Company Entities, the Parent Entities and the Merger Subs, if permissible by law) at or prior to the Effective Time, of the following conditions:

•

the receipt of the Company Stockholder Approval, which occurred when the Parent Entities and the Merger Subs delivered the Written Consent on April 2, 2024, shortly after the execution of the Merger Agreement;

•	this information statement having been mailed to the Company’s stockholders and at least 20 calendar days having elapsed since the completion of such mailing;

•

no court or other governmental authority of competent jurisdiction having enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) that is in effect that restrains, enjoins, renders illegal or otherwise prohibits the consummation of the Mergers; provided that this condition as it relates to any law of any competent governmental authority in any jurisdiction regulating gambling, betting and gaming activities (a “Gaming Authority”) will be deemed satisfied on the Deemed Gaming Waiver Date (as defined in the section entitled “The Merger Agreement —Conditions to Completion of the Mergers” beginning on page 157); and

•

the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) and clearances or approvals having been obtained or waived under certain specified foreign antitrust laws and foreign investment laws.

On November 11, 2024, as a result of WME IMG’s entrance into the OB/Arena Transaction Agreement (as defined in the section entitled “The Special Factors — Background of the Mergers” beginning on page 49), the Deemed Gaming Waiver Date was extended to the Extended Deemed Gaming Waiver Date (as defined in the section entitled “The Merger Agreement — Conditions to Completion of the Mergers” beginning on page 157).

The obligations of the Parent Entities and the Merger Subs to consummate the Mergers are further subject to the satisfaction or waiver by the Parent Entities (where permissible), at or prior to the Effective Time, of the following conditions:

•

the representations and warranties of the Company Entities being true and correct as of the date of the Merger Agreement and the Closing Date in the manner described in the section entitled “The Merger Agreement — Conditions to Completion of the Mergers” beginning on page 157;

•

the Company Entities having performed and complied in all material respects with the covenants, agreements and obligations required by the Merger Agreement to be performed or complied with by them on or prior to the Effective Time;

•

the Required Gaming Approvals (as defined in the section entitled “The Merger Agreement — Conditions to Completion of the Mergers” beginning on page 157) having been obtained or no longer required by a Gaming Authority with respect to the Transactions; provided that this condition will be deemed satisfied on the Deemed Gaming Waiver Date (or, following its extension, the Extended Deemed Gaming Waiver Date);

•

no Material Adverse Effect (as defined in the section entitled “The Merger Agreement —Representations and Warranties” beginning on page 134) having occurred and been continuing since the date of the Merger Agreement; and

•

the receipt by the Parent Entities of a certificate, dated as of the Closing Date, signed on behalf of the Company Entities by an executive officer of each Company Entity, certifying that each of the conditions specified in the first, second and fourth bullets above have been satisfied.

The obligations of the Company Entities to consummate the Mergers are further subject to satisfaction or waiver by the Company Entities (where permissible), at or prior to the Effective Time, of the following conditions:

•

the representations and warranties of the Parent Entities and the Merger Subs being true and correct as of the date of the Merger Agreement and the Closing Date in the manner described in the section entitled “The Merger Agreement — Conditions to Completion of the Mergers” beginning on page 157;

•

each of the Parent Entities and the Merger Subs having performed in all material respects with the covenants, agreements and obligations required by the Merger Agreement to be performed or complied with by them on or prior to the Effective Time;

•

the receipt by the Company Entities of a certificate, dated as of the Closing Date, signed on behalf of the Parent Entities by an executive officer of each Parent Entity, certifying that each of the two conditions specified above has been satisfied; and

•	the Company having paid the Quarterly Dividends and the Catch-Up Dividend in the manner described in the section entitled “The Merger Agreement — Dividends” beginning on page 133.

No Solicitation (page 146)

Except for as permitted by the Merger Agreement, from and after the execution of the Merger Agreement and for the remainder of the period prior to Closing (the “Pre-Closing Period”), the Company Entities will, and will cause the Company Subsidiaries and their respective representatives, and will instruct (and use their reasonable best efforts to cause) their respective representatives to, immediately cease and cause to be terminated any activities, solicitation, encouragement, discussions or negotiations that may be ongoing with any person or its representatives with respect to an Acquisition Proposal (as further described in the section entitled “The Merger Agreement — No Solicitation” beginning on page 146), and will promptly request the prompt return or destruction of all confidential information previously furnished in connection therewith and immediately terminate all physical and electronic data room access previously granted to any such person or its representatives. The Company Entities and the Company Subsidiaries will not modify, amend, terminate, waive, release, or fail to enforce any provisions of any confidentiality agreement or any standstill provisions of any confidentiality agreement (or any similar provisions in any agreement) to which a Company Entity or any of the Company Subsidiaries is a party relating to an Acquisition Proposal.

Subject to certain exceptions as set forth hereinafter, during the Pre-Closing Period, the Company Entities have agreed that they will not, and will cause each Company Subsidiary to not:

•	solicit, initiate, knowingly encourage or knowingly facilitate any inquiries with respect to or which would reasonably be expected to lead to the submission of, any Acquisition Proposal;

•

engage in, continue or otherwise participate in discussions or negotiations regarding, or furnish to any person any non-public information in connection with, any Acquisition Proposal, except to notify such person of its non-solicitation obligations;

•

except for a confidentiality agreement with terms no less favorable, in the aggregate, to the Company than the amended and restated mutual nondisclosure agreement, dated November 2, 2023, by and between Silver Lake Technology Management, L.L.C. and the Company (any such agreement, an “Acceptable Confidentiality Agreement”), enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or similar agreement relating to any Acquisition Proposal or that would require the Company to abandon, terminate or fail to consummate the Mergers (each, an “Acquisition Agreement”);

•	approve, endorse or recommend any proposal that constitutes or would reasonably be expected to lead to, an Acquisition Proposal; or

•	resolve or agree to do any of the foregoing.

According to the terms of the Merger Agreement, during the Pre-Closing Period, the Company Entities will promptly (and in any event, within twenty-four (24) hours), after receipt of any Acquisition Proposal, notify the Parent Entities of the material terms of such Acquisition Proposal received by the Company Entities, any Company Subsidiary or any of their respective affiliates, and the identity of the person or “group” making such Acquisition Proposal and will provide the Parent Entities with unredacted copies of any written requests, proposals or offers, including proposed agreements, and the material terms and conditions of any proposals or offers.

Notwithstanding anything in the Merger Agreement to the contrary, prior to the Company’s receipt of the Company Stockholder Approval via the Written Consent (which was received on April 2, 2024), if in response to an Acquisition Proposal, and if the Executive Committee (acting upon the recommendation of the Special Committee) or the Special Committee had determined in good faith (after consultation with its outside legal counsel and financial advisors) that such Acquisition Proposal was, or could reasonably be expected to result in, a Superior Proposal (as defined and further described in the section entitled “The Merger Agreement — No Solicitation” beginning on page 146) and a failure to take the actions contemplated by the following clause (i) or (ii) would have been reasonably likely to be inconsistent with the applicable directors’ fiduciary duties under applicable law, the Company Entities and the Company Subsidiaries and their respective representatives could have (i) engaged in discussions or negotiations regarding such Acquisition Proposal (or contact such person to clarify the terms and conditions thereof and otherwise facilitate such Acquisition Proposal or assist such person and such person’s representatives and financing sources) and (ii) furnished information to, or afforded access to the business, properties, assets, books, records or personnel, of the Company Entities or any Company Subsidiaries, in each case, with the person making or renewing such Acquisition Proposal and its representatives, so long as the Company and such person executed an Acceptable Confidentiality Agreement.

Further, prior to the Company’s receipt of the Company Stockholder Approval via the Written Consent (which was received on April 2, 2024), if the Executive Committee (acting upon the recommendation of the Special Committee) or the Special Committee had determined (after consultation with its outside legal counsel and financial advisors) that such Acquisition Proposal was a Superior Proposal, then (i) the Executive Committee (acting upon the recommendation of the Special Committee) or the Special Committee could have made an Adverse Recommendation Change (as defined in the section entitled “The Merger Agreement — No Solicitation” beginning on page 146) and/or (ii) only in the case of such a determination by the Executive Committee (acting upon the recommendation of the Special Committee) or the Special Committee, the Company could have terminated the Merger Agreement in order to enter into an Acquisition Agreement with respect to such Superior Proposal, subject to the exceptions described in the section entitled “The Merger Agreement — No Solicitation” beginning on page 146. The Executive Committee (acting upon the recommendation of the Special Committee) or the Special Committee could also have made an Adverse Recommendation Change in response to an Intervening Event (as defined and further described in the section entitled “The Merger Agreement — No Solicitation” beginning on page 146) if the Executive Committee (upon the recommendation of the Special Committee) or the Special Committee had determined (after consultation with its outside legal counsel) that the failure to effect an Adverse Recommendation Change in response to such Intervening Event would have reasonably likely been inconsistent with its fiduciary duties under applicable law, subject to the exceptions described in the section entitled “The Merger Agreement — No Solicitation” beginning on page 146.

A more detailed description of the foregoing is provided in the section entitled “The Merger Agreement — No Solicitation” beginning on page 146.

Termination of the Merger Agreement (page 160)

The Merger Agreement may be terminated and the Transactions may be abandoned at any time prior to the Effective Time (notwithstanding the prior adoption of the Merger Agreement by the stockholders of the Company via the Written Consent, except for the Company’s right to terminate the Merger Agreement prior to the receipt of the Written Consent as set forth below, which may not be utilized after the receipt thereof on April 2, 2024):

•	by mutual written consent of each of the Company (acting with the prior approval of the Special Committee) and the Parent Entities;

•	by either the Company (acting with the prior approval of the Special Committee) or the Parent Entities if:

•

any governmental authority of competent jurisdiction has enacted, issued, promulgated, enforced or entered any law permanently restraining, enjoining, prohibiting or making illegal the consummation of the Mergers and such law has become final and nonappealable; provided that if such governmental authority is a Gaming Authority, neither the Company nor the Parent Entities will have the right to terminate under this provision;

•

if the Effective Time has not occurred on or before the Outside Date; provided that the right to terminate the Merger Agreement under this provision is not available to a party if such party’s or its subsidiaries’ breach of any representations or warranties or failure to satisfy any agreements or covenants under the Merger Agreement has been the primary cause of, or has primarily resulted in, the failure of the Effective Time to occur on or before such date;

•	by the Parent Entities if:

•

the Executive Committee (acting upon the recommendation of the Special Committee) or the Special Committee would have effected an Adverse Recommendation Change (as defined in the section entitled “The Merger Agreement — No Solicitation” beginning on page 146); or

•

there has been any breach or inaccuracy of any representation or warranty or failure to perform any covenant or agreement on the part of the Company Entities, in either case which (i) would cause any of the conditions to the obligations of the Parent Entities and the Merger Subs not to be satisfied and (ii) such breach or inaccuracy is not capable of being cured or, if curable, is not cured by the earlier of (A) 60 days after written notice thereof is given by the Parent Entities to the Company Entities and (B) the Outside Date; provided that none of the Parent Entities or the Merger Subs is then in material breach of the Merger Agreement;

•	by the Company (acting with the prior approval of the Special Committee) if:

•

prior to the delivery of the Company Stockholder Approval via the Written Consent (which was received on April 2, 2024), the Executive Committee (acting upon the recommendation of the Special Committee) had determined to enter into an Acquisition Agreement with respect to a Superior Proposal, with the exceptions as described in the section entitled “The Merger Agreement — Termination of the Merger Agreement” beginning on page 160; provided that (i) prior to, or concurrently with, such termination the Company Entities had paid the Company Termination Fee (as defined in the section entitled “Summary — The Merger Agreement — Termination Fees and Expenses” beginning on page 17) and (ii) the Company had substantially contemporaneously entered into such Acquisition Agreement;

•

there has been any breach or inaccuracy of any representation or warranty or failure to perform any covenant or agreement on the part of the Parent Entities and the Merger Subs, in either case which (i) would cause any of the conditions to the obligations of the Company Entities not to be satisfied and (ii) such breach or inaccuracy is not capable of being cured or, if curable, is not cured by the earlier of (A) 60 days after written notice thereof is given by the Company Entities to the Parent Entities and (B) the Outside Date; provided that none of the Company Entities is then in material breach of the Merger Agreement;

•

(i) all of the conditions to the Parent Entities’ obligations to consummate the Mergers have been and continue to be satisfied or, to the extent permitted by law, waived by the Parent Entities (other than those conditions that by their nature are to be satisfied at the Closing, but which are capable of being satisfied at the Closing), (ii) on or after the date on which the Closing should have occurred pursuant to the Merger Agreement, the Company has irrevocably delivered written notice to the Parent Entities that all of the conditions to the Company Entities’ obligations to consummate the Mergers have been satisfied or, to the extent permitted by law, waived by the Company Entities (other than those conditions that by their nature are to be satisfied at the Closing, but which are capable of being satisfied at the Closing) and the Company is prepared to consummate the Closing and (iii) the Parent Entities fail to consummate the Closing on the earlier of (x) the fifth business day after delivery of the written notice of the Company referenced in the preceding clause (ii) and (y) one business day prior to the Outside Date; or

•	the duly executed countersignature pages to the Written Consent had not been delivered to the Company within 12 hours after the execution and delivery of the Merger Agreement.

Termination Fees and Expenses (page 161)

The Company Entities would have been required to pay the Parent Entities (or their designee) a termination fee of $288,500,000 (the “Company Termination Fee”) if the Merger Agreement would have been terminated:

•	by the Parent Entities due to the Executive Committee (acting upon the recommendation of the Special Committee) or the Special Committee effecting an Adverse Recommendation Change; or

•

by the Company (acting with the prior approval of the Special Committee) because the Executive Committee (acting upon the recommendation of the Special Committee) had determined to enter into an Acquisition Agreement with respect to a Superior Proposal.

The Parent Entities will be required to pay OpCo (or its designee) a termination fee of $705,000,000 (the “Parent Termination Fee”) if the Merger Agreement is terminated:

•

by the Company (acting with the prior approval of the Special Committee) due to breach or inaccuracy of any representation or warranty or failure to perform any covenant or agreement on the part of the Parent Entities or the Merger Subs set forth in the Merger Agreement that would cause certain of the conditions to the obligations of the Company Entities to consummate the Mergers not to be satisfied;

•

by the Company (acting with the prior approval of the Special Committee) due to the Parent Entities’ failure to consummate the Closing after (i) all of the conditions to the Parent Entities’ obligations to consummate the Mergers have been and continue to be satisfied or, to the extent permitted by law, waived by the Parent Entities (other than those conditions that by their nature are to be satisfied at the Closing, but which are capable of being satisfied at the Closing) and (ii) the Company has delivered written notice to the Parent Entities that all conditions to the Company Entities’ obligations to consummate the Mergers have been satisfied or, to the extent permitted by law, waived by the Company Entities (other than those conditions that by their nature cannot be satisfied other than at the Closing; but which are capable of being satisfied at the Closing) and the Company is prepared to consummate the Closing;

•

by the Company (acting with the prior approval of the Special Committee) or the Parent Entities because a governmental authority (other than any Gaming Authority) of competent jurisdiction enacted, issued, promulgated, enforced or entered any law permanently restraining, enjoining, prohibiting or making illegal the consummation of the Mergers and such law has become final and nonappealable, and the events giving rise to such termination right are caused by or resulted from, in any material respect, a Parent Entity’s breach of any representations or warranties or failure to satisfy any agreements or covenants under the Merger Agreement; or

•

by the Company (acting with the prior approval of the Special Committee) or the Parent Entities because the Effective Time did not occur on or before the Outside Date at a time when the Company could have terminated the Merger Agreement due to (i) any breach or inaccuracy of any representation or warranty or failure to perform any covenant or agreement on the part of the Parent Entities or the Merger Subs set forth in the Merger Agreement that would cause certain of the conditions to the obligations of the Company Entities not to be satisfied or (ii) the Parent Entities’ failure to consummate the Closing after (a) all of the conditions to the Parent Entities’ obligations to consummate the Mergers have been and continue to be satisfied or, to the extent permitted by law, waived by the Parent Entities (other than those conditions that by their nature are to be satisfied at the Closing, but which are capable of being satisfied at the Closing) and (b) the Company has delivered written notice to the Parent Entities that all conditions to the Company Entities’ obligations to consummate the Mergers have been satisfied or, to the extent permitted by law, waived by the Company Entities (other than those conditions that by their nature cannot be satisfied other than at the Closing, but which are capable of being satisfied at the Closing) and the Company is prepared to consummate the Closing.

Further, the Parent Entities would have been required to pay OpCo (or its designee) the Parent Termination Fee if the Merger Agreement would have been terminated by the Company (acting with the prior approval of the Special Committee) because the Written Consent was not executed and delivered to the Company Entities within 12 hours after the execution and delivery of the Merger Agreement.

The Parties agree that, unless specified otherwise in the Merger Agreement, all expenses incurred in connection with the Merger Agreement, the Transactions, the solicitation of stockholder approvals and all other matters related to the Transactions will be paid by the party incurring such expenses, whether or not the Mergers or any other Transaction is consummated, except as otherwise set forth in the Merger Agreement.

A more detailed description of the Company Termination Fee and Parent Termination Fee is provided in the section entitled “The Merger Agreement — Termination Fees and Expenses” beginning on page 161.

Voting and Support Agreement (page 166 Annex F)

This section describes the material terms and conditions of the Voting and Support Agreement. The description in this section and elsewhere in this information statement is qualified in its entirety by reference to the complete text of the Voting and Support Agreement, a copy of which is attached as Annex F and is incorporated by reference into this information statement. This summary may not contain all of the information about the Voting and Support Agreement that is important to you. We encourage you to read the Voting and Support Agreement carefully and in its entirety. This section is not intended to provide you with factual information about the Company. Such information can be found elsewhere in this information statement and in the public filings the Company makes with the SEC, which may be obtained by following the instructions set forth in the section entitled “Where You Can Find More Information” beginning on page 190.

Concurrently with the execution of the Merger Agreement, the Company, Manager and OpCo entered into a voting and support agreement (the “Voting and Support Agreement”) with the SLP Holders, pursuant to which, among other things, each of the SLP Holders agreed that, until the earlier of the Effective Time and the termination of the Merger Agreement, it will vote all of its Shares:

•	to the extent the Written Consent, which was obtained on April 2, 2024, has been revoked, superseded or modified, in favor of the adoption of the Merger Agreement and the approval of the Transactions;

•	in favor of any other matter necessary for the Transactions to be timely consummated;

•

in favor of any other matter in which the approval of the Company’s stockholders is unanimously requested by the Executive Committee in connection with the Company’s stockholders’ adoption of the Merger Agreement and the approval of the Transactions;

•

against any action, agreement or transaction that would reasonably be expected to result in any of the conditions to consummate the Mergers under the Merger Agreement not being satisfied or the satisfaction of any such conditions being delayed, or which could reasonably be expected to impede, interfere with, delay or adversely affect the Mergers or the other Transactions;

•

against any action, transaction or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company Entities, Parent Entities and Merger Subs under the Merger Agreement, or of such SLP Holder under the Voting and Support Agreement; and

•	against any Acquisition Proposal or any other action, agreement or transaction involving the Company that was intended or would reasonably be expected to prevent consummation of the Transactions.

A more detailed description of the foregoing is provided in the section entitled “Other Agreements — Voting and Support Agreement” beginning on page 166.

Rollover Agreements (page 166 Annexes G, H and I)

This section describes the material terms and conditions of the Rollover Agreements. The description in this section and elsewhere in this information statement is qualified in its entirety by reference to the complete text of the Rollover Agreements, copies of which are attached as Annexes G, H and I and are incorporated by reference into this information statement. This summary may not contain all of the information about the Rollover Agreements that is important to you. We encourage you to read the Rollover Agreements carefully and in their entirety. This section is not intended to provide you with factual information about the Company. Such information can be found elsewhere in this information statement and in the public filings the Company makes with the SEC, which may be obtained by following the instructions set forth in the section entitled “Where You Can Find More Information” beginning on page 190.

Concurrently with the execution and delivery of the Merger Agreement on April 2, 2024, and as a condition and inducement to the Parent Entities’ willingness to enter into the Merger Agreement, each of the following directors and/or officers of the Company (and certain of their respective affiliates) — Ariel Emanuel, Patrick Whitesell and Mark Shapiro — entered into a Rollover Agreement with the Parent Entities, in connection with the Transactions.

Pursuant to the Rollover Agreements, each Rollover Holder agreed, among other things (as further described in the section entitled “Other Agreements — Rollover Agreements” beginning on page 166), on the terms and subject to the conditions set forth in the Rollover Agreements, that certain of their equity interests in OpCo and/or certain of the Shares they own will remain outstanding in the OpCo Merger and/or Company

Merger, with such Rollover Units and/or Rollover Shares to be treated in accordance with the terms of the Merger Agreement as more fully described in the section entitled “The Merger Agreement — Consideration to be Received in the Mergers”.

Certain SLP Entities (as defined in the section entitled “The Special Factors — Position of the SLP Entities and the Director Rollover Holders in Connection with the Mergers” beginning on page 109) will, directly or indirectly, retain certain of their equity interests in OpCo and/or certain of the Shares held by them in connection with the Mergers. In addition, prior to Closing, certain equityholders of OpCo and/or the Company may be given an opportunity to enter into rollover agreements with the Company and/or OpCo to retain certain of their equity interests in OpCo and/or certain of the Shares held by them in connection with the Mergers.

Other Management Documents (page 168 Annexes J, K, L and M)

This section describes the material terms and conditions of the other management documents. The description in this section and elsewhere in this information statement is qualified in its entirety by reference to the complete text of the other management documents, copies of which are attached as Annexes J, K, L and M and are incorporated by reference into this information statement. This section may not contain all of the information about the other management documents that is important to you. We encourage you to read the other management documents carefully and in their entirety. This section is not intended to provide you with factual information about the Company. Such information can be found elsewhere in this information statement and in the public filings the Company makes with the SEC, which may be obtained by following the instructions set forth in the section entitled “Where You Can Find More Information” beginning on page 190.

Ariel Emanuel Letter Agreement

The Company, OpCo, William Morris Endeavor Entertainment, LLC (“WME”), Holdco Parent and OpCo Parent entered into a letter agreement with Mr. Emanuel, dated as of April 2, 2024 (the “Emanuel Letter Agreement”) and amended as of October 23, 2024 (the “Emanuel Letter Agreement Amendment”), which provides for, among other things, the following:

•

Mr. Emanuel’s current employment agreement with the Company and OpCo will terminate at the Effective Time and Mr. Emanuel will not be entitled to any additional compensation or benefits under such employment agreement (other than accrued and unpaid base compensation, any unpaid annual cash bonus in respect of calendar years prior to the Effective Time, a prorated bonus for the year in which the Effective Time occurs (based on actual performance) and reimbursement of any unreimbursed business expenses).

•

At the Effective Time, Mr. Emanuel will be appointed as the Chief Executive Officer of the Company, a member of the board of directors of the Company and Founder and Executive Chairman of WME. He will be eligible to serve in such positions until the earlier of his death, incapacitation or resignation, except that Mr. Emanuel’s employment as Chief Executive Officer of the Company will terminate upon the consummation of an Emanuel Asset Sale (as defined below) (or, to the extent the TKO Transaction Agreement (as defined below) is terminated or the TKO Transaction (as defined in the section entitled “The Special Factors — Background of the Mergers” beginning on page 49) is otherwise not consummated for any reason, upon payment of the Emanuel Asset Sale Bonus), as described below.

•

Pursuant to the Emanuel Letter Agreement, Mr. Emanuel will receive a one-time $25,000,000 asset sale transaction bonus (the “Emanuel Asset Sale Bonus”) in connection with the sale or disposition (in one or a series of transactions) of all of, or all except a de minimis portion of, the operating businesses and assets of OpCo, Endeavor and its subsidiaries (excluding WME, TKO and their respective subsidiaries and the assets that are primarily related to or necessary for the operation of their respective businesses) (an “Emanuel Asset Sale”). Further, if Mr. Emanuel resigns for “good reason” (as defined in the Emanuel Letter Agreement), he will be entitled to an amount equal to the Emanuel Asset Sale Bonus (to the extent not yet paid), subject to execution and non-revocation of a release of claims. However, in connection with that certain Transaction Agreement, dated as of October 23, 2024, by and between IMG Worldwide, LLC (“IMG Worldwide”), OpCo, Trans World International, LLC (“TWI”), TKO Operating Company, LLC (“TKO OpCo”) and TKO (the “TKO Transaction Agreement”), Mr. Emanuel agreed pursuant to the Emanuel Letter Agreement Amendment, effective upon the consummation of the TKO Transaction, to waive his right to receive the Emanuel Asset Sale Bonus. If the TKO Transaction Agreement is terminated or if the TKO Transaction is otherwise not consummated for any reason, Mr. Emanuel will remain eligible to receive the Emanuel Asset Sale Bonus, and such bonus shall remain subject to the same terms and conditions as set forth in the Emanuel Letter Agreement.

•

Upon the consummation of an Emanuel Asset Sale (or, to the extent the TKO Transaction Agreement is terminated or the TKO Transaction is otherwise not consummated for any reason, upon payment of the Emanuel Asset Sale Bonus), Mr. Emanuel’s employment as Chief Executive Officer of the Company will terminate but such termination will not affect his position as Founder and Executive Chairman of WME or as a member of the board of directors of the Company.

•

Mr. Emanuel will be reimbursed for travel, entertainment and other expenses reasonably incurred in the performance of his duties and responsibilities in accordance with applicable policy and, while employed as Chief Executive Officer of the Company, Mr. Emanuel may participate in all health, welfare, retirement and other benefit plans (excluding any severance plans) that are made available to other Company employees.

•

Following an initial public offering of or pertaining to the Company or WME, such company will take all actions necessary to appoint or nominate Mr. Emanuel to comparable positions either with such company or with the applicable public company successor to the Company or WME.

•

Mr. Emanuel will receive two new equity awards in the Company or OpCo following the Mergers representing 2.5% (the “Initial Award”) and 0.50% (the “Supplemental Award”) of the equity interests of the Company, in each case calculated on a fully diluted basis. One-third of the Initial Award will be options (or economically equivalent equity interests in OpCo) and two-thirds of the Initial Award will be restricted stock units (or economically equivalent equity interests in OpCo). All of the Supplemental Award will be catch-up profits interests. The awards will be subject to vesting and other terms to be mutually agreed by the parties.

•

From and after the Effective Time, Mr. Emanuel will be entitled to receive quarterly royalty payments from WME equal to 2.5% of the quarterly net cash profits (as defined in the Emanuel Letter Agreement) of the agency representation business of WME and its affiliates (the “WME Agency Business” and such payments, the “Emanuel Royalty Payments”). Mr. Emanuel’s right to the Emanuel Royalty Payments will terminate upon the occurrence of a qualifying sale of the WME agency business (a “Qualified WME Sale”).

•

From and after the second anniversary of the Closing Date, Mr. Emanuel will have a one-time right to require the Company (a) to repurchase all or a portion of his Company equity interests or (b) to purchase all or a portion of his OpCo equity interests, or any combination of (a) and (b). The put price per equity interest shall be (x) if within five and a half years of the Effective Time, the applicable Merger Consideration that was payable in respect of such equity interests in connection with the Mergers plus interest equal to the 10-year United States Treasury Rate, and (y) thereafter, the value per equity interest implied by the most recent valuation of a share of the Company (as may be adjusted for various items such as exercise price, strike price or distribution threshold, required withholding, adjustment for stock splits, reverse splits, stock dividends or similar events).

•

Following the Effective Time, ownership and operation of one of the private planes owned by the Company and its subsidiaries (other than TKO and its subsidiaries) (collectively, the “Employer Group”) will transfer to Mr. Emanuel. The Employer Group will pay or reimburse him for reasonable costs and expenses related to the use of the plane for business purposes of the Employer Group.

•

The Company, OpCo, Holdco Parent and OpCo Parent will reimburse Mr. Emanuel for his expenses (including reasonable and documented out-of-pocket legal fees and costs) incurred in anticipation of and/or in connection with the Transactions, including the drafting, negotiation and execution of the Emanuel Letter Agreement and his Rollover Agreement.

•

The Company, OpCo, Holdco Parent and OpCo Parent will indemnify and hold harmless, and advance expenses to, Mr. Emanuel if he is made or is threatened to be made a party or is otherwise involved in any transaction litigation in any capacity, generally to the extent permitted by applicable law.

Certain information regarding Mr. Emanuel has been described under the section entitled “Class III Directors Whose Terms Expire at the 2024 Annual Meeting of Stockholders” and certain existing arrangements with Mr. Emanuel have been described under the section entitled “Certain Transactions with Related Persons” in the definitive proxy statement with respect to the Company’s 2024 annual meeting of stockholders filed on April 25, 2024.

The terms of the Emanuel Letter Agreement are more fully described in the section entitled “Other Agreements — Other Management Documents — Ariel Emanuel Letter Agreement” beginning on page 168.

Patrick Whitesell Letter Agreement

The Company, OpCo, WME, Holdco Parent and OpCo Parent entered into a letter agreement with Mr. Whitesell (the “Whitesell Letter Agreement”), which provides for, among other things, the following:

•

Mr. Whitesell’s current employment agreement and restrictive covenant agreement with the Company and OpCo will terminate at the earlier of the Effective Time and Mr. Whitesell’s resignation without “good reason” (as defined in Mr. Whitesell’s current employment agreement). Upon such termination, Mr. Whitesell will be eligible to receive accrued and unpaid base salary, reimbursement of any unreimbursed business expenses, and, subject to Mr. Whitesell’s execution, delivery and non-revocation of a general release of claims, a prorated portion of $5,775,000 (which was the amount of Mr. Whitesell’s annual bonus earned in respect of 2023), with such proration based on the number of days employed during the year in which the termination occurs.

•

At the Effective Time, Mr. Whitesell will be appointed as a member of the board of directors of the Company and, if requested by the Company or a Silver Lake affiliate and agreed to by Mr. Whitesell, will also be appointed as Chairman of the governing body of WME.

•

Mr. Whitesell will not be entitled to any additional compensation for his services, except that if Mr. Whitesell is not actively involved in the management of WME and is not being compensated for such management services, he will receive compensation, for being a member of the board of directors of the Company and/or WME, that is consistent with other investing, non-Silver Lake affiliated directors. Mr. Whitesell will be eligible to serve in such positions until the earlier of his death, incapacitation or resignation, except in certain limited circumstances (as further detailed in the Whitesell Letter Agreement) which may result in Mr. Whitesell leaving those positions earlier.

•

Mr. Whitesell will be entitled to reimbursement for travel, entertainment and other expenses reasonably incurred in the performance of his duties and responsibilities in accordance with applicable policies and will be entitled to the same rights of exculpation, indemnification and advancement of expenses as are provided to the other members of the board of directors of the Company and the governing body of WME.

•

Following an initial public offering of the Company or WME, if requested by Mr. Whitesell, such company will take all actions reasonably necessary to nominate Mr. Whitesell for election to the board of directors of the applicable public company, and if elected, he agrees to serve until the earlier of his death, incapacitation, resignation or removal.

•

Silver Lake affiliates will invest $250,000,000 of seed equity into a new business to be founded, managed and controlled by Mr. Whitesell, which business will include (a) investing in and providing services to companies in the entertainment, media and sports industries, (b) developing, producing, financing and exploiting film, television and digital audio visual content, (c) talent management and (d) consulting with other entertainment companies.

•

If Mr. Whitesell is appointed as Chairman of WME at the Effective Time, and accepts such appointment then he will be entitled to receive quarterly royalty payments from WME equal to 2.5% of the quarterly net cash profits (as defined in the Whitesell Letter Agreement) of the WME Agency Business (such payments, the “Whitesell Royalty Payments”). If Mr. Whitesell is not appointed as Chairman of WME at the Effective Time, or if he is appointed Chairman of WME but declines such appointment, then he will receive a lump sum payment of $60,000,000 and will not be entitled to the Whitesell Royalty Payments or the Whitesell Commission Payments (as described below). Mr. Whitesell’s right to the Whitesell Royalty Payments will terminate upon the occurrence of a Qualified WME Sale. Mr. Whitesell may also elect to unilaterally terminate his right to receive the Whitesell Royalty Payments and to begin receiving the Whitesell Commission Payments (as defined and described below).

•

If Mr. Whitesell is appointed as Chairman of WME at the Effective Time and becomes entitled to the Whitesell Royalty Payments, Mr. Whitesell may thereafter elect, at any time, to unilaterally terminate his right to receive the Whitesell Royalty Payments and to begin receiving certain commissions with respect to common clients of Mr. Whitesell and WME, which commission payments shall not exceed 2.5% of the net cash profits of the WME Agency Business (the “Whitesell Commission Payments”). Mr. Whitesell’s right to the Whitesell Commission Payments will also terminate upon a Qualified WME Sale.

•

From and after the first anniversary of the Closing Date, Mr. Whitesell will have the right to require the Company to repurchase his Rollover Shares and Rollover Units. The put price per Rollover Share and Rollover Unit shall be (a) if within five and a half years of the Effective Time, the applicable Merger Consideration that was payable in respect of such equity interests in connection with the Mergers plus interest equal to the 10-year United States Treasury Rate and (b) thereafter, the value per equity interest implied by the most recent valuation of a share of the Company (as may be adjusted for various items such as exercise price, strike price or distribution threshold, required withholding, adjustment for stock splits, reverse splits, stock dividends or similar events).

•	The Company will also have the right to call Mr. Whitesell’s equity interests under certain circumstances at the same prices that apply to Mr. Whitesell’s put right.

•

Following the Effective Time, ownership and operation of one of the Employer Group’s private planes will transfer to Mr. Whitesell. The Employer Group will pay or reimburse him for reasonable costs and expenses related to the use of the plane for Company and WME business purposes.

•

The Company, OpCo, Holdco Parent and OpCo Parent will reimburse Mr. Whitesell for his expenses (including reasonable and documented out-of-pocket legal fees and costs) incurred in anticipation of and/or in connection with the Transactions, including the drafting, negotiation and execution of the Whitesell Letter Agreement and his Rollover Agreement.

•

The Company, OpCo, Holdco Parent and OpCo Parent will indemnify and hold harmless, and advance expenses to, Mr. Whitesell if he is made or is threatened to be made a party or is otherwise involved in any transaction litigation in any capacity, generally to the extent permitted by applicable law.

Certain information regarding certain existing arrangements with Mr. Whitesell have been described under the section entitled “Certain Transactions with Related Persons” in the definitive proxy statement with respect to the Company’s 2024 annual meeting of stockholders filed on April 25, 2024.

The terms of the Whitesell Letter Agreement are more fully described in the section entitled “Other Agreements — Other Management Documents — Patrick Whitesell Letter Agreement” beginning on page 170.

Mark Shapiro Employment Agreement

Employment Agreement Amendments

The Company and OpCo entered into employment agreement amendments with Mr. Shapiro, effective as of April 2, 2024 (the “Second Shapiro Employment Agreement Amendment”) and October 23, 2024 (the “Third Shapiro Employment Agreement Amendment” and, together with the Second Shapiro Employment Agreement Amendment, the “Shapiro Employment Agreement Amendments”), respectively, which amended certain terms of his existing Employment Agreement with the Company and OpCo. The Shapiro Employment Agreement Amendments provide for, among other things, the following:

•	Mr. Shapiro’s base salary was increased to $7,000,000.

•	Mr. Shapiro will receive a guaranteed annual bonus equal to $15,000,000 for each year. However, his guaranteed annual bonus for 2024 will be equal to $11,950,820.

•

Pursuant to the Second Shapiro Employment Agreement Amendment, Mr. Shapiro was eligible to receive a cash bonus upon the completion of the sale or disposition (in one or a series of transactions) of all or a portion of the operating businesses and assets of OpCo, Endeavor and its subsidiaries (excluding WME, TKO and their respective subsidiaries and the assets that are primarily related to or necessary for the operation of their businesses) (the “Shapiro Asset Sales”) (each, a “Shapiro Asset Sale Bonus”). The aggregate maximum amount of Shapiro Asset Sale Bonuses that Mr. Shapiro would have been eligible to earn under the Second Shapiro Employment Agreement Amendment is $100,000,000. Mr. Shapiro would have been eligible to earn a Shapiro Asset Sale Bonus equal to $20,000,000 upon each of the first three Shapiro Asset Sales where the cumulative consideration received for the specified assets sold (including consideration for assets sold in connection with any prior Shapiro Asset Sale) equals or exceeds $1,000,000,000, $2,000,000,000 and $3,000,000,000. However, in the event all (but not less than all) of the specified assets are sold (either in one or a series of Shapiro Asset Sales) (a “Final Shapiro Asset Sale”), Mr. Shapiro would have been entitled to a Shapiro Asset Sale Bonus equal to $100,000,000 (less the amount of any Shapiro Asset Sale Bonuses Mr. Shapiro previously received (if any)). Any earned Shapiro Asset Sale Bonuses would generally have been payable no later than 75 days following completion of the applicable Shapiro Asset Sale. Further, if Mr. Shapiro had resigned or given notice of his resignation without “good reason” (as defined in the Existing Shapiro Employment Agreement) prior to a Shapiro Asset Sale, then he would not have received a Shapiro Asset Sale Bonus with respect to such Shapiro Asset Sale, unless (a) a transaction that would constitute a Shapiro Asset Sale, if consummated, was in process at the time of Mr. Shapiro’s resignation or (b) following such resignation, Mr. Shapiro was otherwise engaged in the Shapiro Asset Sale process in a manner agreed to between Mr. Shapiro and the Company. Further, if Mr. Shapiro’s employment was terminated by OpCo without “cause” (as defined in the Second Shapiro Employment Agreement Amendment) or if Mr. Shapiro resigned for “good reason” prior to the payment of the full Shapiro Asset Sale Bonus, Mr. Shapiro would have been entitled to compensation in the amount of the forgone Shapiro Asset Sale Bonus. Payment of the Shapiro Asset Sale Bonus would be subject to Mr. Shapiro’s execution and non-revocation of a mutual release of claims. However, in connection with the TKO Transaction Agreement, Mr. Shapiro agreed pursuant to the Third Shapiro Employment Agreement Amendment to waive his right to receive the Shapiro Asset

Sale Bonus. Such waiver will not apply if the TKO Transaction Agreement is terminated or if the TKO Transaction is otherwise not consummated for any reason, and Mr. Shapiro again will become eligible for the Shapiro Asset Sale Bonus, subject to the same terms and conditions as set forth in the Second Shapiro Employment Agreement Amendment.

•

The Company, OpCo, WME, Holdco Parent and OpCo Parent will reimburse Mr. Shapiro for his expenses (including reasonable and documented out-of-pocket legal fees and costs) incurred in anticipation of and/or in connection with the Transactions, including the drafting, negotiation and execution of the Shapiro Employment Agreement Amendments.

The terms of the Shapiro Employment Agreement Amendments are more fully described in the section entitled “Other Agreements — Other Management Documents — Mark Shapiro Employment Agreement — Employment Agreement Amendments” beginning on page 172.

A&R Employment Agreement

In addition to the Shapiro Employment Agreement Amendments, Mr. Shapiro also entered into an amended and restated employment agreement (the “Shapiro A&R Employment Agreement”) and amended as of October 23, 2024 (the “Shapiro A&R Employment Agreement Amendment”), which will become effective at the Effective Time and will supersede his existing employment agreement (as amended by the Shapiro Employment Agreement Amendments described above) at the Effective Time. The Shapiro A&R Employment Agreement and the Shapiro A&R Employment Agreement Amendment provide for, among other things, the following:

•

Mr. Shapiro will be employed as President of the Employer Group and will report directly to Ariel Emanuel as Chief Executive Officer of the Employer Group. The term of such employment will expire on the fourth anniversary of the Effective Time.

•

To the extent not inconsistent with the business practices and policies of OpCo, and if such activities do not interfere in any material respect with his duties and responsibilities, Mr. Shapiro is permitted to serve as a member of the board of directors of any charitable, educational, religious, public interest or public service organization and any “for profit” entity approved by OpCo.

•

Mr. Shapiro will receive an annual base salary of $7,000,000 and a guaranteed annual bonus of $15,000,000 for each year during his employment term. However, for 2024, his guaranteed annual bonus amount will be $11,983,607.

•

Mr. Shapiro will receive a one-time $15,000,000 transaction bonus in connection with the consummation of the Mergers (subject to his continued employment through the Effective Time), but reduced by the amount of any guaranteed bonus paid to Mr. Shapiro in respect of the year in which the Effective Time occurs.

•

If the TKO Transaction Agreement is terminated or if the TKO Transaction is otherwise not consummated for any reason, Mr. Shapiro will be entitled to receive the Shapiro Asset Sale Bonuses as described above in the section entitled “Summary — Other Management Documents — Mark Shapiro Employment Agreement — Employment Agreement Amendments” beginning on page 172.

•

Mr. Shapiro will receive a new equity award in connection with the Mergers representing 1% of the issued and outstanding equity interests of the Company, calculated on a fully diluted basis. The equity award will consist of options (or economically equivalent equity interests) and restricted stock units. The award will be subject to vesting and other terms to be mutually agreed by the parties. WME is expected to implement a new management equity plan with an annual liquidity program and Mr. Shapiro will be eligible to participate in such plan (or a comparable plan) with respect to his equity interests in the Employer Group (including any Rollover Units or Rollover Shares).

•

For business travel, Mr. Shapiro will have reasonable access to the private aircraft available to the Company (when available) and when not using such private aircraft, will be reimbursed for first-class or charter aircraft travel. He will also be entitled to reimbursement for his commuting expenses, all business-related travel, and entertainment and other expenses reasonably incurred in the performance of his duties.

•

While employed as President of the Employer Group, Mr. Shapiro may participate in all health, welfare, retirement and other benefit plans (excluding any severance plans) that are made available to other senior executives of the Employer Group.

•

Mr. Shapiro is entitled to severance benefits upon different employment termination scenarios. If Mr. Shapiro’s employment is terminated without “cause” or due to a resignation for “good reason” (as such terms are defined in the Shapiro A&R Employment Agreement), other than in connection with an Shapiro Asset Sale Termination (as defined below), he will receive (a) payment of his accrued but unpaid base salary through the date of termination, (b) any unpaid guaranteed bonuses for previously completed fiscal years, (c) continued payment of his base salary commencing on the date of termination and ending on the later of (i) the end of his employment term (i.e., the fourth anniversary of the Effective Time) and (ii) the second anniversary of the termination date (such period, the “Shapiro Severance Period”), (d) payment of his guaranteed bonus for each calendar year during the Shapiro Severance Period (prorated for any partial year) and (e) if the TKO Transaction Agreement is terminated or if the TKO Transaction is otherwise not consummated for any reason, payment in the amount of the foregone Shapiro Asset Sale Bonus.

•

If Mr. Shapiro’s employment is terminated due to an employer non-renewal of the employment term (as defined in the Shapiro A&R Employment Agreement), he will receive (a) payment of his accrued but unpaid base salary through the date of termination, (b) any unpaid guaranteed bonuses for previously completed fiscal years, (c) continued payment of his base salary until the second anniversary of the termination date (the “Shapiro Non-Renewal Continuation Period”) and (d) payment of his guaranteed bonus for each calendar year during the Shapiro Non-Renewal Continuation Period (prorated for any partial year).

•

If Mr. Shapiro’s employment is terminated due to death or disability, he will receive a pro-rated guaranteed bonus. If Mr. Shapiro’s employment is terminated following the end of the employment term (other than as a result of employer non-renewal or for cause), he will receive a pro-rated guaranteed bonus for the last year of the employment term.

•

Upon the consummation of the Final Shapiro Asset Sale (or, to the extent the TKO Transaction Agreement is terminated or the TKO Transaction is otherwise not consummated for any reason, upon payment of the Shapiro Asset Sale Bonus that results from a Final Shapiro Asset Sale), Mr. Shapiro’s employment with the Employer Group will automatically terminate (a “Shapiro Asset Sale Termination”), and Mr. Shapiro will be appointed as managing partner and sole president of WME (unless otherwise agreed upon by WME and Mr. Shapiro). He will be entitled to payment of his base salary through the date of termination, any unpaid guaranteed bonuses for previously completed fiscal years, and a prorated guaranteed annual bonus in connection with the Shapiro Asset Sale Termination. With respect to Mr. Shapiro’s WME role, he will receive an annual base salary of $5,000,000 and a target annual bonus of $5,000,000 ($2,000,000 of which will be guaranteed). If terminated by WME without “cause” or Mr. Shapiro resigns from his WME role for “good reason”, Mr. Shapiro will be entitled to an amount equal to his base salary and target annual bonus, payable over 12 months.

•

The Company, OpCo, WME, Holdco Parent and OpCo Parent will reimburse Mr. Shapiro for his expenses (including reasonable and documented out-of-pocket legal fees and costs) incurred in anticipation of and/or in connection with the Transactions, including the drafting, negotiation and execution of the Shapiro A&R Employment Agreement.

•

The Company, OpCo, Holdco Parent and OpCo Parent will indemnify and hold harmless, and advance expenses to, Mr. Shapiro if he is made or is threatened to be made a party or is otherwise involved in any transaction litigation in any capacity, generally to the extent permitted by applicable law.

•

As previously disclosed, Mr. Shapiro was paid a retention bonus pursuant to the Existing Shapiro Employment Agreement. This retention bonus is subject to a prorated clawback if Mr. Shapiro’s employment is terminated by the Company for “cause” or by Mr. Shapiro without “good reason”, in each case prior to December 31, 2024, or if Mr. Shapiro’s employment is terminated on or prior to December 31, 2024 for any other reason and he subsequently breaches his confidentiality or intellectual property obligations.

Certain existing arrangements with Mr. Shapiro have been described under the section entitled “Certain Transactions with Related Persons” in the definitive proxy statement with respect to the Company’s 2024 annual meeting of stockholders filed on April 25, 2024.

The terms of the Shapiro A&R Employment Agreement are more fully described in the sections entitled “Other Agreements — Other Management Documents — Mark Shapiro Employment Agreement — A&R Employment Agreement” and “The Special Factors — Interests of Our Directors and Executive Officers in the Mergers — Quantification of Potential Payments and Benefits to Named Executive Officers in Connection with the Mergers” beginning on pages 173 and 114, 117 respectively. For a quantification of the amounts Mr. Shapiro could receive in connection with the Closing (including in respect of his outstanding equity awards) and/or a subsequent termination of employment (based on various assumptions), see the section entitled “The Special Factors — Interests of Our Directors and Executive Officers in the Mergers — Quantification of Potential Payments and Benefits to Named Executive Officers in Connection with the Mergers” beginning on page 117.

Limited Guarantee (page 101)

Concurrently with the execution of the Merger Agreement, pursuant to the limited guarantee, dated as of April 2, 2024 (the “Limited Guarantee”) delivered by each of Silver Lake Partners VI, L.P. and Silver Lake Partners VII, L.P. (collectively, the “Guarantors”) in favor of OpCo, each of the Guarantors, severally and not jointly, have absolutely, unconditionally and irrevocably agreed to guarantee the due and punctual payment, observance, performance and discharge of their respective portions of all of the payment obligations of the Parent Entities with respect to (a) all of the Parent Termination Fee, as more fully described in the section entitled “The Merger Agreement — Termination Fees and Expenses — Parent Termination Fee” beginning on page 161 and (b) certain reimbursement obligations that may be owed by the Parent Entities if the Parent Termination Fee becomes payable, subject to the limitations set forth in the Limited Guarantee and the Merger Agreement.

The Limited Guarantee will terminate upon the earliest to occur of (i) the Closing and the payment of all amounts required to be paid at or prior to the consummation of the Transactions, (ii) payment in full of the Parent Termination Fee and all of the reimbursement obligations described above or (iii) 60 days following the valid termination of the Merger Agreement in accordance with its terms, unless OpCo has commenced a proceeding against the Guarantors or the Company Entities have commenced a proceeding against the Parent Entities for any portion of the payment obligations under the Limited Guarantee, in which case the Limited Guarantee will not terminate with respect to the relevant amounts in dispute until a final, non-appealable order has been entered into by a court of competent jurisdiction discharging the Guarantors or the Parent Entities (as applicable) of such payment obligations, or the parties have otherwise mutually agreed to terminate the Limited Guarantee, and, in either case, the Company Entities have been paid all amounts payable by the Guarantors under the Limited Guarantee.

For more information, please see the section entitled “The Special Factors — Limited Guarantee” beginning on page 101.

Interests of Our Directors and Executive Officers in the Mergers (page 110)

The Company’s executive officers and non-employee directors may have interests in the Mergers that may be different from, or in addition to, the interests of the Company’s stockholders generally. The Executive Committee and Special Committee were aware of these interests and considered them, among other matters, in approving the Merger Agreement and the Transactions. These interests are described in the section entitled “The Special Factors — Interests of Our Directors and Executive Officers in the Mergers” beginning on page 110.

Certain Material United States Federal Income Tax Consequences of the Company Merger (page 121)

The exchange of Class A Common Stock for cash pursuant to the Company Merger will be a taxable transaction for United States federal income tax purposes. Therefore, a United States Holder (as defined in the section entitled “The Special Factors — Certain Material United States Federal Income Tax Consequences of the Company Merger” beginning on page 121) receiving cash in the Company Merger generally will recognize capital gain or loss for United States federal income tax purposes in an amount equal to the difference between (x) the amount of cash the United States Holder received and (y) the United States Holder’s adjusted tax basis in the surrendered shares of Class A Common Stock.

A Non-United States Holder (as defined in “The Special Factors — Certain Material United States Federal Income Tax Consequences of the Company Merger” beginning on page 121) will generally not be subject to United States federal income tax on any gain resulting from the exchange of Class A Common Stock pursuant to the Company Merger, unless such holder has certain connections to the United States, but the Company Merger could be a taxable transaction to such holder under non-United States tax laws applicable to such holder.

Holders of Class A Common Stock should read the section entitled “The Special Factors — Certain Material United States Federal Income Tax Consequences of the Company Merger” beginning on page 121 for a more detailed description of the United States federal income tax consequences of the Company Merger. Tax matters can be complicated, and the tax consequences of the Company Merger to you will depend on your particular situation. Holders of Class A Common Stock are urged to consult their tax advisors about the United States federal, state, local and non-United States tax consequences of the Company Merger.

Regulatory Approvals (page 123)

Under the HSR Act, certain transactions, including the Mergers, may not be completed until notification and report forms have been filed with the Antitrust Division of the United States Department of Justice (“Antitrust Division”) and the Federal Trade Commission (“FTC”) and all statutory waiting periods have expired or early termination has been granted by the applicable agencies. On April 16, 2024, both the Parent Entities and the Company filed their respective notification and report forms under the HSR Act. The waiting period applicable to the consummation of the Mergers under the HSR Act expired on May 16, 2024.

Under other applicable foreign antitrust laws and foreign investment laws, certain transactions, including the Mergers, may not be completed until any requisite consent, non-action or expiration of any applicable waiting period is obtained. All filings required as of the date of this information statement under applicable foreign antitrust laws were made as of June 13, 2024 and under applicable foreign investment laws in respect of the Mergers were made as of July 16, 2024.

As of the date of this information statement, the parties have received all of the consents (including nonaction or expiration or termination of any applicable waiting period) under the antitrust laws and foreign investment laws required by the Merger Agreement.

Certain gaming regulatory approvals may also be required or sought in connection with the Transactions. However, the Mergers may be completed without the Parent Entities having obtained such gaming approvals once the Extended Deemed Gaming Waiver Date (as defined in the section entitled “The Merger Agreement — Conditions to Completion of the Mergers ” beginning on page 157), has been reached. For more information, please see the sections entitled “The Merger Agreement — Regulatory Filings; Efforts” and “The Merger Agreement — Conditions to Completion of the Mergers” beginning on pages 144 and 157, respectively.

Procedures for Receiving Merger Consideration (page 131)

Prior to the Company Merger Effective Time, the Parent Entities will (i) appoint a national recognized bank or trust company approved in writing in advance by the Company (such approval not to be unreasonably withheld, conditioned or delayed) to act as the paying agent (the “Paying Agent”) for the purpose of effecting payments to the holders of Class A Common Stock, holders of Manager Membership Interests, holders of OpCo Membership Interests and holders of OpCo Profits Units entitled to receive the Company Merger Consideration, the Manager Merger Consideration, the OpCo Merger Consideration (including for this purpose, for the avoidance of doubt, any amounts payable in respect of the Company Purchased OpCo Membership Interests) and the OpCo Profits Units Merger Consideration (including for this purpose, for the avoidance of doubt, any amounts payable in respect of the Company Purchased OpCo Profits Units), respectively (collectively, the “Holders”) and (ii) enter into a paying agent agreement, in form and substance reasonably acceptable to the Company Entities and the Parent Entities, with such Paying Agent for the payment of the Company Merger Consideration, Manager Merger Consideration, the OpCo Merger Consideration and the OpCo Profits Units Merger Consideration (excluding the Deferred Payments) in accordance with the Merger Agreement and the Payment Schedule. At or prior to the Effective Time, the Parent Entities will deposit, or will cause to be deposited, with the Paying Agent, for the benefit of the Holders, cash in an amount that, when taken together with the amounts deposited by the Company with respect to amounts received by the Company Entities pursuant to the consummation of the distributions pursuant to the Restructuring Steps (as described below), is sufficient to pay the Company Merger Consideration, the Manager Merger Consideration, the OpCo Merger Consideration (including for this purpose, for the avoidance of doubt, any amounts owing in respect of the Company Purchased OpCo Membership Interests) and the OpCo Profits Units Merger Consideration (including for this purpose, for the avoidance of doubt, any amounts owing in respect of the Company Purchased OpCo Profits Units) required to be paid pursuant to the Merger Agreement (excluding the Deferred Payments and any Merger Consideration that would have otherwise been payable in respect of Dissenting Shares had such Shares not been Dissenting Shares) (such cash deposited with the Paying Agent, the “Payment Fund”).

At or prior to the Effective Time, the Company Entities will deposit, or cause to be deposited, in the Payment Fund an amount equal to the amount received by the Company Entities pursuant to the consummation of the distributions pursuant to the Restructuring Steps.

At or prior to the Effective Time, the Parent Entities will deposit, or will cause to have been deposited, with OpCo, for the benefit of the holders of Company Equity Awards and Phantom Units, in cash in an amount sufficient for the OpCo, together with available cash at OpCo and its affiliates, to pay the aggregate consideration with respect to the Company Equity Awards and the Phantom Units (other than the Deferred Phantom Unit Payments) (as further described in the section entitled “The Merger Agreement — Treatment of Company Equity Awards and Phantom Units” beginning on page 130) in accordance with the Merger Agreement, in each case, together with any employer-paid payroll or similar Taxes related thereto (such cash being deposited with OpCo, the “Compensatory Award Fund”).

Promptly after the Effective Time (and in no event later than two business days thereafter), the Parent Entities will cause to be mailed (i) to each Person who was, at the Company Merger Effective Time, the Manager Merger Effective Time or the OpCo Merger Effective Time, as applicable, a Holder of Shares represented by book-entry, Manager Membership Interests, OpCo Membership Interests or OpCo Profits Units, as applicable (collectively, the “Book-Entry Securities”), instructions for use in effecting the surrender of the Book-Entry Securities in exchange for the Merger Consideration to which such Holder is entitled pursuant to the Merger Agreement (other than any Deferred Payments) and (ii) to the extent any Certificates are outstanding as of immediately prior to the Company Merger Effective Time, to each Holder who was, at the Company Merger Effective Time, a holder of record of a certificate or certificates (“Certificates”) that represented any Shares outstanding immediately prior to the Company Merger Effective Time, a form of letter of transmittal and instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration.

As soon as reasonably practicable following such time at which a Deferred Payment becomes due in accordance with the Payment Schedule, such Deferred Payment will be made to the applicable Holders who are entitled to such payment. The Deferred Payments will be made through (i) a payment from Manager, for each Deferred Payment in respect of Manager Membership Interests; (ii) a payment from OpCo, for each Deferred Payment in respect of OpCo Membership Interests or OpCo Profits Units that are not covered by the following clause (iii); and (iii) from the Company, for any Deferred Payments in respect of Company Purchased OpCo Membership Interests or Company Purchased OpCo Profits Units, as applicable.

A more detailed description of the foregoing is provided in the section entitled “The Merger Agreement — Procedures for Receiving Merger Consideration” beginning on page 131.

Governing Law

The Merger Agreement will be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regarding to any choice or conflict of law provision or rule.

Appraisal Rights (page 181 and Annex B)

Pursuant to Section 262 of the DGCL, stockholders and beneficial owners of the Company (other than the Specified Stockholders) have the right to demand an appraisal of, and be paid the “fair value” of, their Shares (as determined by the Court), together with interest, if any, on the amount determined to be the fair value, instead of receiving the Company Merger Consideration if the Mergers are completed, but only if they strictly comply with the procedures and requirements set forth under Section 262 of the DGCL. The judicially determined fair value under Section 262 could be greater than, equal to or less than the consideration stockholders would otherwise be entitled to receive in the Mergers. In order to exercise your appraisal rights, you must submit a written demand for an appraisal of your shares no later than 20 days after the date of mailing of this notice and the accompanying information statement, which mailing date is January 15, 2025, and precisely comply with other procedures set forth under Section 262 of the DGCL. In addition, even if you comply with such procedures in seeking to exercise your appraisal rights in connection with the Mergers, the Court will dismiss any such appraisal proceedings as to all stockholders and beneficial owners of Class A Common Stock who are otherwise entitled to appraisal rights unless (1) the total number of shares of Class A Common Stock entitled to appraisal exceeds 1% of the outstanding shares of Class A Common Stock or (2) the value of the consideration provided in the Mergers for such total number of shares of Class A Common Stock exceeds $1 million.

For a more complete discussion of these procedures, see the section entitled “Appraisal Rights” beginning on page 181 and a copy of the full text of Section 262 of the DGCL, attached hereto as Annex B. We urge you to read these provisions carefully and in their entirety. Moreover, due to the complexity of the procedures for exercising the right to demand appraisal, stockholders who are considering exercising such rights are encouraged to seek the advice of legal counsel. Failure to comply strictly with all of the requirements of Section 262 may result in loss of the right of appraisal.

Transaction Litigation (page 120)

On April 12, 2024, purported stockholder Handelsbanken Fonder AB (“Handelsbanken”) filed a verified putative class action complaint on behalf of itself and similarly situated Endeavor stockholders in the Court, captioned Handelsbanken Fonder AB v. Endeavor Group Holdings, Inc., C.A. No. 2024-0391 (“Handelsbanken Action”), and moved on the same date to expedite the proceedings and to set a briefing schedule and hearing on a motion for preliminary injunction. The Handelsbanken Action names as defendants the Company and certain of its affiliates; members of the Company’s board of directors; Mark Shapiro; Silver Lake and certain of its affiliates; Wildcat EGH Holdco, L.P.; Wildcat Opco Holdco, L.P.; The Ariel Z. Emanuel Living Trust, dated November 13, 2017; and The Patrick Whitesell Revocable Trust, dated May 31, 2019, and it alleges breach of the Company’s charter, tortious interference with the charter, breach of fiduciary duty, and aiding and abetting breach of fiduciary duty claims in connection with the Transactions. The Court held a hearing on Handelsbanken’s motion to expedite the proceedings on May 6, 2024, during which the Court determined that a ruling on the motion, if any, should come after the deadline for certain officers and directors to make equity rollover elections. The equity rollover elections were made on July 1, 2024 and are described below in the section entitled “The Special Factors — Interests of Our Directors and Executive Officers in the Mergers — Rollover Agreements” beginning on page 115.

The Company also has received multiple requests from purported stockholders seeking certain books and records in connection with the Transactions under Section 220 of the DGCL.

The outcome related to the above-mentioned litigation cannot be predicted with certainty.

Market Information, Dividends and Certain Transactions in the Shares of Company Common Stock (page 176)

On May 3, 2021, the Company closed its initial public offering (the “IPO”) of 24,495,000 shares of Class A Common Stock at a price of $24.00 per share, which included 3,195,000 shares of Class A Common Stock issued pursuant to the underwriters’ option to purchase additional shares of Class A Common Stock. Subsequent to the closing of the IPO, several new and current investors purchased in the aggregate 75,584,747 shares of Class A Common Stock at a price per share of $24.00 in a private placement. Of these shares, 57,378,497 were purchased from the Company and 18,206,250 were purchased from an existing investor. Net proceeds received by the Company from the IPO and the private placement was approximately $1.901.5 million. Shares of Class A Common Stock are listed on the NYSE under the trading symbol “EDR”.

As of September 30, 2024, there were 307,864,479 shares of Class A Common Stock outstanding, 160,244,257 shares of Class X Common Stock outstanding and 216,020,232 shares of Class Y Common Stock outstanding. The Company’s book value per share as of June 30, 2024 was $14.34. We declared and paid quarterly cash dividends of approximately $27 million in each of September 2023, December 2023, March 2024, June 2024, September 2024 and December 2024.

The Merger Agreement requires the Company to declare and pay the Quarterly Dividends and the Catch-Up Dividend in the manner described in the section entitled “The Merger Agreement — Dividends” beginning on page 133.

QUESTIONS AND ANSWERS ABOUT THE MERGERS

The following questions and answers are intended to briefly address commonly asked questions as they pertain to the Merger Agreement and the Mergers. These questions and answers may not address all questions that may be important to you as a Company stockholder. Please refer to the section entitled “Summary” beginning on page 1 and the more detailed information contained elsewhere in this information statement, the annexes to this information statement and the documents referred to or incorporated by reference in this information statement, each of which you should read carefully. You may obtain additional information, which is incorporated by reference in this information statement, without charge by following the instructions in the section entitled “Where You Can Find More Information” beginning on page 190.

Q:	What are the Transactions and what effects will they have on the Company?

A:

The Transactions include the acquisition of the Company by the Parent Entities and certain Rollover Holders through the Mergers pursuant to the terms of, and subject to the conditions contained in, the Merger Agreement. Once the closing conditions under the Merger Agreement have been satisfied or waived and subject to the other terms and conditions in the Merger Agreement, (a) OpCo Merger Sub will merge with and into OpCo, with OpCo surviving the merger, collectively owned, directly or indirectly, by OpCo Parent, Manager and certain Rollover Holders, (b) immediately thereafter, Manager Merger Sub will merge with and into Manager, with Manager surviving the merger as a wholly owned subsidiary of the Company and (c) immediately thereafter, Company Merger Sub will merge with and into the Company, with the Company being the Surviving Company and privately held as a wholly owned subsidiary of HoldCo Parent and certain Rollover Holders, and you will no longer own Shares and instead will have only the right to receive the applicable Merger Consideration in accordance with the terms of the Merger Agreement. Following the consummation of the Mergers, the Class A Common Stock will be de-listed from NYSE and de-registered under the Exchange Act and, as a result, the Company will cease to be a standalone publicly traded company.

Q:	What will I receive in the Mergers?

A:

Upon completion of the Mergers and subject to the terms and conditions in the Merger Agreement, and subject to your compliance, if applicable, with the instructions for effecting the surrender of your Book-Entry Securities delivered to you by the Paying Agent after the Closing as further described in the section entitled “The Merger Agreement — Procedures for Receiving Merger Consideration” beginning on page 131, you will receive the Company Merger Consideration equal to $27.50 in cash, without interest and less any required withholding taxes, for each share of Class A Common Stock that you own that is not a Rollover Share, unless you properly exercise, and do not withdraw, waive or fail to perfect, appraisal rights under Section 262 of the DGCL. For example, if you own 100 shares of Class A Common Stock, you will receive $2,750.00 in cash in exchange for your shares of Class A Common Stock without interest and less any required withholding taxes. Upon completion of the Mergers, subject to the rights to payment in respect of certain Company Options, Company RSUs, and Company PSUs, you will not own any equity in the Surviving Company or Holdco Parent or any rights in respect thereof.

Further, in each calendar quarter during the period between the date of the Merger Agreement and the Effective Time, you will also receive a quarterly dividend in respect of each share of Class A Common Stock in a per-share price equal to $0.06 per share (subject to certain adjustments). If, on the date that all other conditions to Closing are satisfied (other than those conditions that by their nature are to be satisfied at the Closing), at least four such quarterly dividends have not been paid, you will receive, within three business days (and in any case prior to the Closing Date), a dividend in respect of each issued and outstanding share of Class A Common Stock in a per-share amount equal to the product of (i) $0.06 per share (subject to certain adjustments) and (ii) four minus the number of quarters in which a quarterly dividend has been declared and paid (or, if a quarterly dividend has been declared but not yet paid, will be paid prior to the Closing Date). For more information regarding the obligation of the Company to pay dividends, please see the section entitled “The Merger Agreement — Dividends” beginning on page 133. To the extent you hold OpCo Membership Interests, OpCo Profits Units and Manager Membership Interests, please see the section entitled “The Merger Agreement — Consideration to be Received in the Mergers” beginning on page 127 for more information regarding treatment of such interests.

Q:	What happens to Company Options, Company RSUs and Company PSUs if the Mergers are completed?

Each Vested Company RSU and each Vested Company PSU will automatically be cancelled as of the Effective Time and converted into the right to receive an amount in cash (without interest and subject to any applicable tax withholdings) equal to the product, rounded to the nearest cent, of (x) the Company Merger Consideration and (y) the number of shares of Class A Common Stock subject to such Vested Company RSU or Vested Company PSU, payable as soon as practicable following the Effective Time and in any event within 40 business days following the Effective Time. All Unvested Company PSUs will, at the Effective Time, automatically be cancelled without any payment being made in respect thereof.

The treatment of each Unvested Company RSU will be determined by the Executive Committee prior to the Effective Time, or, if not determined prior to the Effective Time, by the administrator of the Company Stock Plan as soon as reasonably practicable following the Effective Time.

In addition, at the Effective Time, each Vested Company Option will automatically be cancelled and converted into the right to receive an amount in cash (without interest and subject to any applicable tax withholdings) equal to the product of (a) the number of shares of Class A Common Stock subject to such Company Option, multiplied by (b) the Company Merger Consideration less the exercise price per share of such Company Option, in effect immediately prior to the Effective Time (the “Option Consideration”), payable as soon as reasonably practicable following the Effective Time and in any event within 40 business days following the Effective Time. Any Company Option that is not vested at the Effective Time or that has an exercise price per share equal to or greater than the Company Merger Consideration will be cancelled without any payment being made in respect thereof.

Please see the section entitled “The Merger Agreement — Consideration to be Received in the Mergers” beginning on page 127 for more information regarding treatment of OpCo Membership Interests, OpCo Profits Units and Manager Membership Interests.

Q:	When do you expect the Mergers to be completed?

A:

We anticipate completing the Mergers promptly after all of the conditions to the Closing have been satisfied or waived, and in accordance with the other terms and conditions in the Merger Agreement. Completion of the Mergers is currently expected to occur by the end of the first quarter of 2025, although the Company cannot assure completion by any particular date, if at all.

Q:	What happens if the Mergers are not completed?

A:

If the Mergers are not completed for any reason, stockholders of the Company will not receive any payment for their Shares in connection with the Mergers, and the Company RSUs, Company PSUs, Company Options and the Phantom Units will remain outstanding and the vesting conditions applicable to each Company Option, Company RSUs and Company PSUs, as applicable, will remain in place (including any applicable performance conditions). In this event, the Company will remain a publicly traded company, and shares of Class A Common Stock will continue to be traded on the NYSE.

Q:	Why am I not being asked to vote on the Mergers?

A:

Applicable Delaware law and the Company’s Charter require the adoption of the Merger Agreement by the holders of a majority of the aggregate voting power of the outstanding Shares entitled to vote thereon. The Company’s Charter permits stockholders to act by written consent in certain circumstances, including in connection with the approval of transactions such as the Mergers. The requisite stockholder approval was obtained immediately following the execution of the Merger Agreement on April 2, 2024, when the Written Consent was delivered by the Specified Stockholders, which collectively held more than a majority of the aggregate voting power of the outstanding Shares entitled to vote thereon on that date. Therefore, your vote is not required and is not being sought. We are not asking you for a proxy, and you are requested not to send us a proxy.

Q:	Why did I receive this information statement?

A:

Applicable laws and securities regulations require us to provide you with notice of the Written Consent that was delivered by the Specified Stockholders, as well as other information regarding the Mergers, even though your vote or consent is neither required nor requested to approve or adopt the Merger Agreement or complete the Mergers. This information statement also constitutes notice to you of the availability of appraisal rights in connection with the Mergers under Section 262 of the DGCL, a copy of which is attached to this information statement as Annex B.

Q:	Did the Special Committee determine to recommend the adoption and the approval of the Merger Agreement?

A:	The Special Committee:

•

unanimously (i) determined, among other things, that the Merger Agreement and the Transactions, including the Mergers, on the terms and subject to the conditions set forth in the Merger Agreement, were advisable, fair to and in the best interests of the Company and the Unaffiliated Stockholders and (ii) declared advisable the Merger Agreement and the Transactions, including the Mergers; and

•

further unanimously recommended that the Executive Committee approve the Merger Agreement and the Transactions, including the Mergers, recommend the adoption and approval of the Merger Agreement and the Transactions, including the Mergers, by the stockholders of the Company and approve the execution, delivery and performance by the Company, Manager and OpCo of the Merger Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth therein.

Q:	Did the Executive Committee approve and recommend the adoption and the approval of the Merger Agreement?

A:	Yes. The Executive Committee (acting on the recommendation of the Special Committee):

•

determined that the Merger Agreement and the Transactions, including the Mergers, are fair and in the best interests of, the Company, its stockholders, including the Unaffiliated Stockholders, Manager, OpCo and its members;

•	approved and declared the Merger Agreement and the Transactions advisable;

•

authorized and approved the execution, delivery and performance by the Company, Manager and OpCo of the Merger Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth therein;

•

authorized the officers of the Company to enter into the Merger Agreement and all other documents, certificates, agreements and instruments contemplated thereby on behalf of the Company Entities, as applicable, and to do all things and take all actions necessary or advisable to consummate the Transactions; and

•	recommended the adoption of the Merger Agreement by the stockholders of the Company.

Q:	What happens if I sell my shares before completion of the Mergers?

A:

If you transfer your Shares before consummation of the Mergers, you will have transferred the right to receive the Company Merger Consideration and lose your appraisal rights. In order to receive the Company Merger Consideration or exercise appraisal rights, you must hold your shares through the Effective Time.

Q:	How do I surrender my Book-Entry Securities held by the Company’s transfer agent, Equiniti Trust Company, LLC?

A:

The Parent Entities will direct the Paying Agent to mail (i) to each person who was, at the Company Merger Effective Time, the Manager Merger Effective Time or the OpCo Merger Effective Time, as applicable, a holder of record of Book-Entry Securities instructions for use in effecting the surrender of such Book-Entry Securities in exchange for the Merger Consideration to which such Holder is entitled pursuant to the Merger Agreement and (ii) to the extent any Certificates are outstanding as of immediately prior to the Company Merger Effective Time, to each Holder who was, at the Company Merger Effective Time, a holder of record of Certificates that represented any Shares outstanding immediately prior to the Company Merger Effective Time, a form of letter of transmittal (which (A) will specify that delivery of a Certificate will be effected, and risk of loss and title to such Certificate will pass, only upon delivery of such Certificate to the Paying Agent and (B) will be in such form and have such other customary provisions as the Surviving Company will specify), together with instructions thereto, setting forth, inter alia, the procedures by which holders of Certificates may surrender such Certificates in exchange for the Merger Consideration to which such holder is entitled pursuant to the Merger Agreement.

Q:	What happens to my Shares held by my broker?

A:

Your broker generally will handle cashing out all Shares that you hold in your brokerage account after the closing of the Mergers has occurred. You should direct any specific questions on this to your broker.

Q:	Are the Mergers subject to the fulfillment of certain conditions?

A:

Yes. Before the Mergers can be completed, the Company Entities, the Parent Entities and the Merger Subs must fulfill or, if permissible, waive several closing conditions. If these conditions are not satisfied or waived, the Mergers will not be completed. Please see the section entitled “The Merger Agreement — Conditions to Completion of the Mergers” beginning on page 157 for more information.

Q:	Am I entitled to exercise appraisal rights instead of receiving the Company Merger Consideration for my shares?

A:

Yes. Under Section 262 of the DGCL, stockholders and beneficial owners who did not provide a consent to the adoption of the Merger Agreement (i.e., stockholders and beneficial owners other than the Specified Stockholders) are entitled to exercise appraisal rights in connection with the Mergers with respect to their Shares if they meet certain conditions and comply with the applicable statutory procedures in Section 262 of the DGCL for demanding and perfecting appraisal rights and do not subsequently validly withdraw or lose such rights. Please see the section entitled “Appraisal Rights” beginning on page 181 for more information.

Q:	What happens if a third party makes an offer to acquire the Company before the Mergers are completed?

A:

If prior to obtaining the Company Stockholder Approval via the Written Consent (which was received on April 2, 2024), the Company Entities had received an Acquisition Proposal, then in response to such Acquisition Proposal, the Company Entities could have engaged in or otherwise participated in discussions or negotiations regarding such Acquisition Proposal with and furnished certain information about the Company Entities to the person making such Acquisition Proposal or its representatives if the Executive Committee (acting upon the recommendation of the Special Committee) or the Special Committee had determined in good faith (after consultation with its outside legal counsel and financial advisors) that such Acquisition Proposal was or could reasonably be expected to result in a Superior Proposal and a failure to take such actions would have been reasonably likely to be inconsistent with the applicable directors’ fiduciary duties under applicable law (as further described in the section entitled “The Merger Agreement — No Solicitation” beginning on page 146).

Q:	Will I owe taxes as a result of the Company Merger?

A:

The exchange of Class A Common Stock for cash pursuant to the Company Merger will be a taxable transaction for United States federal income tax purposes. Therefore, a United States Holder (as defined in the section entitled “The Special Factors — Certain Material United States Federal Income Tax Consequences of the Company Merger” beginning on page 121) receiving cash in the Company Merger generally will recognize capital gain or loss for United States federal income tax purposes in an amount equal to the difference between (x) the amount of cash the United States Holder received and (y) the United States Holder’s adjusted tax basis in the surrendered shares of Class A Common Stock.

A Non-United States Holder (as defined in “The Special Factors — Certain Material United States Federal Income Tax Consequences of the Company Merger” beginning on page 121) will generally not be subject to United States federal income tax on any gain resulting from the exchange of Class A Common Stock pursuant to the Company Merger, unless such holder has certain connections to the United States, but the Company Merger could be a taxable transaction to such holder under non-United States tax laws applicable to such holder.

Holders of Class A Common Stock should read the section entitled “The Special Factors — Certain Material United States Federal Income Tax Consequences of the Company Merger” beginning on page 121 for a more detailed description of the United States federal income tax consequences of the Company Merger. Tax matters can be complicated, and the tax consequences of the Company Merger to you will depend on your particular situation. Holders of Class A Common Stock are urged to consult their tax advisors about the United States federal, state, local and non-United States tax consequences of the Company Merger.

Q:	Where can I find more information about the Company?

A:

We file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information about issuers, such as us, who file electronically with the SEC. The address of that website is http://www.sec.gov. For a more detailed description of the available information, please refer to the section entitled “Where You Can Find More Information” beginning on page 190.

Q:	Who can help answer my other questions?

A:

If you have more questions about the Mergers, please contact our Investor Relations Department at Investor@endeavorco.com. If your broker holds your shares, you should call your broker for additional information.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This information statement, and the documents to which we refer you in this information statement, contain forward-looking statements, including statements regarding the expected impacts and benefits of the potential transaction, the treatment of the outstanding equity of the Company and its subsidiaries and rights of the holders thereof, the delisting from NYSE and deregistration under the Exchange Act the timing of the foregoing. All statements in this information statement, and the documents to which we refer you in this information statement that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding forecasts and projections as described in the section entitled “The Special Factors — Certain Company Financial Forecasts” beginning on page 83. In some cases, you can identify forward-looking statements by terms such as “may”, “will”, “outlook”, “should”, “expects”, “plans”, “anticipates”, “could”, “intends”, “targets”, “projects”, “contemplates”, “believes”, “estimates”, “predicts”, “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this information statement, and the documents to which we refer you in this information statement, are only predictions. The Company’s management have based these forward-looking statements largely on their current expectations and projections about future events and financial trends that management believes may affect its business, financial condition and results of operations. These statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements, including, but not limited to:

•	the Transactions may not be consummated or the consummation of the Transactions may be delayed;

•

the possibility that any or all of the various conditions to the consummation of the Transactions may not be satisfied or waived, including the failure to receive, or delays in receiving, any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals) or other consents, and the possibility that a Material Adverse Effect on our business would permit the Parent Entities not to close the Transactions;

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement;

•	if the Merger Agreement is terminated in certain circumstances, we could be required to pay a termination fee of $288.5 million;

•	the effect of the announcement or pendency of the Transactions on the Company’s business relationships, operating results and business generally;

•	there may be liabilities that are not known, probable or estimable at this time or unexpected costs, charges or expenses;

•	the Transactions may result in the diversion of management’s time and attention to issues relating to the Transactions;

•	there may be significant transaction-related costs in connection with the Transactions, whether or not the Transactions close;

•

future stockholder litigation and other legal and regulatory proceedings that have been and that may in the future be instituted against the Company and Silver Lake following the announcement of the Transactions, which could delay or prevent the consummation of the Transactions, and unfavorable outcome of such legal proceedings;

•	the risk that Endeavor’s stock price may decline significantly if the Transactions are not consummated;

•

the amount of cash to be paid per share under the Merger Agreement is fixed and will not be adjusted for changes in our business, assets, liabilities, prospects, outlook, financial condition or operating results or in the event of any change in the market price of, analyst estimates of, or projections relating to, our common stock;

•	risks associated with Transactions generally, such as the inability to obtain, or delays in obtaining, any required regulatory approvals or other consents;

•	changes in public and consumer tastes and preferences and industry trends could reduce demand for our services and content offerings and adversely affect our business;

•

our ability to generate revenue from discretionary and corporate spending on entertainment and sports events, such as corporate sponsorships and advertising, is subject to many factors, including many that are beyond our control, such as general macroeconomic conditions;

•	we may not be able to adapt to or manage new content distribution platforms or changes in consumer behavior resulting from new technologies;

•

because our success depends substantially on our ability to maintain a professional reputation, adverse publicity concerning us, one of our businesses, our clients or our key personnel could adversely affect our business;

•

we depend on the relationships of our agents, managers and other key personnel with clients across many categories, including television, film, professional sports, fashion, music, literature, theater, digital, sponsorship and licensing;

•

our success depends, in part, on our continuing ability to identify, recruit and retain qualified and experienced agents and managers. If we fail to recruit and retain suitable agents or if our relationships with our agents change or deteriorate, it could adversely affect our business;

•	our failure to identify, sign and retain clients could adversely affect our business;

•	our business involves potential internal conflicts of interest due to the breadth and scale of our platform;

•	the markets in which we operate are highly competitive, both within the United States and internationally;

•

we depend on the continued service of the members of our executive management and other key employees, as well as management of acquired businesses, the loss or diminished performance of whom could adversely affect our business;

•	we depend on key relationships with television and cable networks, satellite providers, digital streaming partners and other distribution partners, as well as corporate sponsors;

•

our failure to protect our IT systems and confidential information against breakdowns, security breaches, and other cybersecurity risks could result in financial penalties, legal liability, and/or reputational harm, which would adversely affect our business, results of operations and financial condition;

•	we may be unable to protect our trademarks and other intellectual property rights, and others may allege that we infringe upon their intellectual property rights;

•	we are subject to extensive U.S. and foreign governmental regulations, and our failure to comply with these regulations could adversely affect our business;

•

we are signatory to certain franchise agreements of unions and guilds and are subject to certain licensing requirements of the states in which we operate. We are also signatories to certain collective bargaining agreements and depend upon unionized labor for the provision of some of our services. Our clients are also members of certain unions and guilds that are signatories to collective bargaining agreements. Any expiration, termination, revocation or non-renewal of these franchises, collective bargaining agreements, or licenses and any work stoppages or labor disturbances could adversely affect our business;

•	our businesses in the sports betting industry are subject to strict government regulations;

•	amendments to the operating agreement of OpCo that allow us to limit tax distributions that would otherwise be made could result in conflicts of interest;

•

we are controlled by Messrs. Emanuel and Whitesell, the Executive Holdcos, and the SLP Holders, whose interests in our business may be different than our holders of Class A Common Stock, and our board of directors has delegated significant authority to an Executive Committee and to Messrs. Emanuel and Whitesell;

•	we have a substantial amount of indebtedness, which could adversely affect our business;

•	we are a holding company and our principal asset is our indirect equity interests in OpCo and, accordingly, we are dependent upon distributions from OpCo to pay taxes and other expenses;

•

we are required to pay certain of our pre-IPO investors, including certain other persons that hold equity interests in OpCo and certain of their affiliates, for certain tax benefits we may claim (or are deemed to realize) in the future, and the amounts we may pay could be significant; and

•

additional factors discussed in the Company’s public periodic filings with the SEC and the Schedule 13e-3 transaction statement to be filed by the Company in connection with the Transactions with the SEC.

We believe that the assumptions on which our forward-looking statements are based are reasonable. All subsequent written and oral forward-looking statements concerning the Transactions or other matters addressed in this information statement and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Forward-looking statements speak only as of the date of this information statement or the date of any document incorporated by reference in this document. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

THE PARTIES TO THE MERGER AGREEMENT

The Company

Endeavor Group Holdings, Inc.

9601 Wilshire Boulevard

Beverly Hills, CA 90210

Phone: (310) 285-9000

Endeavor Group Holdings, Inc. is a global sports and entertainment company. The Company owns and operates premium sports and entertainment properties, including UFC and WWE through our majority ownership of TKO, produces and distributes sports and entertainment content, owns and manages exclusive live events and experiences, and represents top sports, entertainment and fashion talent, as well as blue chip corporate clients. Founded as a client representation business, the Company expanded organically and through strategic mergers and acquisitions, investing in new capabilities, including sports operations and advisory, events and experiences management, media production and distribution, sports data and technology, brand licensing and experiential marketing. To learn more about the Company, please visit www.investor.endeavorco.com. Additional information about the Company is included in documents incorporated by reference into this information statement and our filings with the SEC, copies of which may be obtained without charge by following the instructions in the section entitled “Where You Can Find More Information” beginning on page 190.

The Company’s existing term loan under the Credit Facilities of $2.2 billion matures on May 18, 2025. We expect that the term loan then outstanding will be repaid in connection with the Mergers and the Transactions or will otherwise be refinanced prior to its maturity. Absent the Company’s ability to secure additional liquidity, extend the maturity of or refinance such term loan, the Company’s operations may be adversely impacted in the event the lenders declare an event of default and exercise their rights and remedies under the Credit Facilities. In the event the Transactions do not close by the term loan maturity date or if we are unable to refinance or otherwise extend prior to maturity, we do not expect to have sufficient cash on hand to repay this term loan under the Credit Facilities, which raises substantial doubt about the Company’s ability to continue as a going concern.

The Company’s Class A Common Stock is listed with, and trades on, the NYSE under the symbol “EDR”.

Other Company Entities

Endeavor Manager, LLC

Endeavor Operating Company, LLC

9601 Wilshire Boulevard

Beverly Hills, CA 90210

Phone: (310) 285-9000

Manager is a Delaware limited liability company and a subsidiary of the Company. OpCo is a Delaware limited liability company and a subsidiary of Manager and indirect subsidiary of the Company.

Executive Holdcos

Endeavor Executive Holdco, LLC

Endeavor Executive II Holdco, LLC

Endeavor Executive PIU Holdco, LLC

9601 Wilshire Boulevard

Beverly Hills, CA 90210

Phone: (310) 285-9000

The Executive Holdcos are holding companies that hold OpCo Membership Interests and OpCo Profits Units on behalf of certain members of Company management who are equityholders of the Executive Holdcos. Each Executive Holdco is managed and controlled by a board of directors consisting of Ariel Emanuel and Patrick Whitesell.

Parent Entities

Holdco Parent was formed on March 25, 2024, solely for the purpose of entering into the Merger Agreement and to hold shares of the Company following the consummation of the Mergers. OpCo Parent was formed on March 25, 2024, solely for the purpose of entering into the Merger Agreement and to hold equity interests of OpCo following the consummation of the Mergers. The Parent Entities have not carried on any business, conducted any operations or incurred any liabilities or obligations, other than those incidental to their respective formation pursuant to the Merger Agreement, the performance of their respective obligations thereunder and matters ancillary thereto. The Parent Entities are indirectly controlled by private investment funds affiliated with Silver Lake. The Parent Entities’ principal executive office is located at c/o Silver Lake, 2775 Sand Hill Road, Suite 100, Menlo Park, CA 94025 and their phone number is (650) 233-8120.

Merger Subs

Company Merger Sub is a newly formed Delaware corporation and a wholly owned subsidiary of Holdco Parent. Manager Merger Sub is a newly formed Delaware limited liability company and a wholly owned subsidiary of Company Merger Sub. OpCo Merger Sub is a newly formed Delaware limited liability company and a wholly owned subsidiary of OpCo Parent. Each of the Merger Subs was formed on March 25, 2024 solely for the purpose of completing the Mergers. None of the Merger Subs has carried on any business, conducted any operations or incurred any liabilities or obligations, other than those incidental to their respective formation pursuant to the Merger Agreement, the performance of their respective obligations thereunder and matters ancillary thereto. Upon consummation of the Mergers, the Merger Subs will cease to exist. The Merger Subs’ principal executive office is located at c/o Silver Lake, 2775 Sand Hill Road, Suite 100, Menlo Park, CA 94025 and their phone number is (650) 233-8120.

DIRECTORS, EXECUTIVE OFFICERS AND CONTROLLING PERSONS OF THE COMPANY

Neither the Company, nor any of the Company’s directors or executive officers listed below has, to the knowledge of the Company, been convicted in a criminal proceeding during the past five (5) years (excluding traffic violations or similar misdemeanors). In addition, neither the Company, nor any of the Company’s directors or executive officers listed below has, to the knowledge of the Company, during the past five (5) years, been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Directors

Ariel Emanuel is the Chief Executive Officer of the Company and has served in that position since October 2017. He has also served as a director of the Company since June 2009. Mr. Emanuel is also Chief Executive Officer of TKO, and became a director of TKO in September 2023 and its Executive Chair in February 2024. TKO is majority owned and controlled by Endeavor. He previously served as the Co-Chief Executive Officer of the Company since July 2014 and as Co-Chief Executive Officer of William Morris Endeavor Entertainment, LLC since 2009. Mr. Emanuel previously served on the board of directors of ContextLogic Inc. (d/b/a Wish) (Nasdaq) and Live Nation Entertainment, Inc. (NYSE). Mr. Emanuel is a graduate of Macalester College. Mr. Emanuel was selected to serve on our board of directors because of his experience and knowledge of the entertainment industry, including as our Chief Executive Officer. The business address of Mr. Emanuel is 9601 Wilshire Boulevard, 3rd Floor, Beverly Hills, CA 90210 and his business telephone number is (310) 285-9000. Mr. Emanuel is a citizen of the United States of America.

Patrick Whitesell is the Executive Chairman of the Company and has served in that position since October 2017. He has also served as a director of the Company since June 2009. He previously served as the Co-Chief Executive Officer of the Company since July 2014 and as Co-Chief Executive Officer of William Morris Endeavor Entertainment, LLC since June 2009. Mr. Whitesell currently serves on the board of directors of Under Armour, Inc. (NYSE). Mr. Whitesell is a graduate of Luther College. Mr. Whitesell was selected to serve on our board of directors because of his experience and knowledge of the entertainment industry, including as our Executive Chairman. The business address of Mr. Whitesell is 9601 Wilshire Boulevard, 3rd Floor, Beverly Hills, CA 90210, and his business telephone number is (310) 285-9000. Mr. Whitesell is a citizen of the United States of America.

Egon P. Durban became a director of the Company in May 2012 and became the Chairman of the board of directors of the Company in May 2014. Mr. Durban has served as Co-Chief Executive Officer of Silver Lake since December 2019. Mr. Durban joined Silver Lake in 1999 as a founding principal and is based in the firm’s Menlo Park office. He serves on the boards of directors of City Football Group, Dell Technologies Inc. (NYSE), Group 42, Qualtrics, TKO, Unity Software Inc. (NYSE), Verily and Waymo. Previously, he served on the board of Skype, and was Chairman of its operating committee, served on the supervisory board and operating committee of NXP, and served on the boards of MultiPlan, Pivotal Software, Inc. (NYSE), SecureWorks Corp. (Nasdaq), Twitter Inc., formerly a public company, and VMware, Inc. (NYSE). Prior to Silver Lake, Mr. Durban worked in Morgan Stanley’s Investment Banking Division. Mr. Durban graduated from Georgetown University with a B.S.B.A. in Finance. Mr. Durban was selected to serve as a director because of his strong experience in technology and finance, and his extensive knowledge of and years of experience in global strategic leadership and management of multiple companies.

Ursula Burns became a director of the Company in July 2021. In April 2021, Ms. Burns co-founded Integrum Holdings LP, an investment firm focused on partnering with technology-enabled services companies. Previously, she was Chairman of VEON Ltd., an international telecommunications and technology company, from 2017 to 2020, during which time she served as Executive Chairman from March 2018 to December 2018, and was Chief Executive Officer from 2018 to 2020. Ms. Burns was Chairman of Xerox Corporation from 2009 to 2017 and Chief Executive Officer from 2009 to 2016, prior to which she advanced through many engineering and management positions after joining the company in 1980. U.S. President Barack Obama appointed Ms. Burns to help lead the White House national program on Science, Technology, Engineering and Math (STEM) from 2009 to 2016, and she served as chair of the President’s Export Council from 2015 to 2016 after serving as vice chair from 2010 to 2015. Ms. Burns currently serves on the board of directors of Uber Technologies, Inc. and IHS Holdings Limited. She previously served on the board of directors of Exxon Mobil Corporation from November 2012 to May 2023, Plum Acquisition Corp. I from February 2021 to July 2023, American Express Company from 2004 to 2018, Nestle S.A. from 2017 to April 2021, VEON Ltd. from 2017 to 2020, and Xerox Corporation from 2007 to 2017. Ms. Burns was selected to serve on our board of directors due to her extensive corporate leadership roles at large international companies, depth and breadth of experience serving on public company boards and her financial, technology and governance expertise.

Fawn Weaver became a director of the Company in April 2021. Ms. Weaver is the founder and has served as the Chief Executive Officer of Uncle Nearest, Inc. since October 2016. Ms. Weaver also serves as the Chief Executive Officer of Grant Sidney, Inc. since March 2010. Ms. Weaver is also the founder and chairman of the Nearest Green Foundation and served as an Executive Board Member of Meet Each Need with Dignity and Slavery No More from January 2014 to December 2019. Ms. Weaver was selected to serve on our board of directors because of her experience as a chief executive officer and her business acumen.

Stephen Evans became a director of the Company in May 2014. Mr. Evans is a Managing Director of Silver Lake. Prior to joining Silver Lake in 2008, Mr. Evans was a Principal at Cognetas, a pan-European private equity firm. Previously, Mr. Evans spent five years at Bain & Company, based both in Europe and the United States. Mr. Evans is a director of Australian Professional Leagues (APL), Diamond Baseball Holdings, Equinox, Integrity Marketing Group, Michael Cassel Group, New Zealand Rugby Commercial and TEG, and is a member of the audit committee at City Football Group. Mr. Evans previously served on the boards of Ancestry, Learfield and Serena Software. Mr. Evans holds an M.A. and an M.Phil. from Cambridge University and an M.B.A. from Harvard Business School. Mr. Evans was selected to serve on our board of directors because he provides valuable insight on strategic and business matters, stemming from his extensive executive and management experience.

Jacqueline D. Reses became a director of the Company in August 2021. Ms. Reses currently serves as the Chief Executive Officer and Chairwoman of the Board of Lead Bank, a commercial bank focused on technology enabled banking products. Ms. Reses previously served as Executive Chairperson of Square Financial Services LLC, and Capital Lead at Block, Inc. (NYSE), a publicly traded financial services company, from October 2015 to October 2020. From February 2016 to July 2018, she also served as people lead at Block, Inc. From September 2012 to October 2015, Ms. Reses served as Chief Development Officer for Yahoo! Inc. Prior to Yahoo, Ms. Reses served as Partner and head of the U.S. media group at Apax Partners Worldwide LLP, which she joined in 2001. Ms. Reses currently serves on the board of directors of Affirm Holdings, Inc. (Nasdaq), Nu Holdings Ltd. (Nubank) (NYSE) and TaskUs, Inc. (Nasdaq). Ms. Reses previously served on the board of directors of ContextLogic Inc. (Nasdaq) (as Executive Chair), Alibaba Group Holdings Limited (Nasdaq), and Social Capital Hedosophia Holdings Corp. I, Social Capital Hedosophia Holdings Corp. III and Pershing Square Tontine Holdings, Ltd., each of which is a former public special purpose acquisition company. Ms. Reses received a bachelor’s degree in economics with honors from the Wharton School of the University of Pennsylvania. Ms. Reses was selected to serve on our board of directors because of her various senior level roles at multinational companies and service on other public company boards.

Executive Officers

Ariel Emanuel, whose biography is set forth above in the section entitled “Directors, Executive Officers and Controlling Persons of the Company — Directors” beginning on page 42.

Patrick Whitesell, whose biography is set forth above in the section entitled “Directors, Executive Officers and Controlling Persons of the Company — Directors” beginning on page 42.

Mark Shapiro has served as President of the Company since December 2018 and President and Chief Operating Officer of the Company since April 2023. He is also the President and Chief Operating Officer of TKO, and became a director of TKO in September 2023. TKO is majority owned and controlled by Endeavor. Mr. Shapiro previously served as the Co-President of the Company from November 2016 and as Chief Content Officer of the Company from September 2014 to November 2016. Prior to that, Mr. Shapiro served in various executive positions at Dick Clark Productions from May 2010 to September 2014, including as Chief Executive Officer and as Executive Producer. From February 2006 through May 2010, he served as a Director, President and Chief Executive Officer of Six Flags Entertainment Corporation (NYSE) and worked for ESPN as Executive Vice President of Programming and Production from 2002 to 2006. Mr. Shapiro currently serves as a member of the board of trustees of Equity Residential (NYSE) and as member of the board of directors for EverPass Media and Fifth Season. He also serves as the Chairman of Captivate Network. Mr. Shapiro previously served as a member of the board of directors of Live Nation Entertainment, Inc. (NYSE), Frontier Communications Corporation (Nasdaq), Papa Johns International, Inc. (Nasdaq) and Bright Lights Acquisition Corp., formerly a public special purpose acquisition company. Mr. Shapiro is a graduate of University of Iowa.

Jason Lublin is the Chief Financial Officer of the Company and has served in that position since January 2017. He previously served as the Chief Operating Officer of the Company since July 2014 and as Chief Operating Officer of William Morris Endeavor Entertainment, LLC since December 2013. Prior to that, Mr. Lublin served as the Chief Financial Officer of The Endeavor Agency, L.L.C. since joining in 2007 until December 2013. He previously held the position of President of IMG College. He has previously worked for Broadband Sports, Coopers & Lybrand, Plan Ahead LLC and Rexford Funding. Mr. Lublin is a graduate of the University of Wisconsin-Madison and obtained his Masters in Business Administration from the University of Southern California.

Seth Krauss is the Chief Administrative Officer & Senior Counsel to the Board of Directors and Senior Management of the Company and has served in that position since January 2024. Prior to this, Mr. Krauss served as the Company’s Chief Legal Officer from June 2014 until October 2023, and as Chief Legal and Administrative Officer from October 2023 to December 2023. Mr. Krauss is also the Chief Legal and Administrative Officer of TKO. TKO is majority owned and controlled by Endeavor. From March 2007 to June 2014, he served as the Executive Vice President and General Counsel of Take Two Interactive Software Inc. (Nasdaq). From March 2004 through March 2007, he served in the Legal and Compliance Division of Morgan Stanley, first as Vice President and Counsel and then as Executive Director and Counsel. From 1995 until joining Morgan Stanley in March 2004, Mr. Krauss served as an Assistant District Attorney and Senior Investigative Counsel in the New York County District Attorney’s Office. Mr. Krauss currently serves as a member of the board of directors of the Minority Corporate Counsel Association. He previously served as a member of the board of directors of the Center for Family Representation and as a member of the board of trustees of Duke University in Durham, North Carolina. Mr. Krauss graduated with a Bachelor of Arts both in History and in Political Science from Duke University and a Juris Doctor from the Washington University in St. Louis School of Law.

Controlling Persons

Ariel Emanuel, whose biography is set forth above in the section entitled “Directors, Executive Officers and Controlling Persons of the Company — Directors” beginning on page 42. The business address of Mr. Emanuel is c/o Endeavor Group Holdings, Inc., 9601 Wilshire Boulevard, 3rd Floor, Beverly Hills, CA 90210.

Patrick Whitesell, whose biography is set forth above in the section entitled “Directors, Executive Officers and Controlling Persons of the Company — Directors” beginning on page 42. The business address of Mr. Whitesell is c/o Endeavor Group Holdings, Inc., 9601 Wilshire Boulevard, 3rd Floor, Beverly Hills, CA 90210.

Executive Holdcos, are holding companies that hold OpCo Membership Interests and OpCo Profits Units on behalf of certain members of Company management who are equityholders of the Executive Holdcos, as described above in the section entitled “The Parties to the Merger Agreement” beginning on page 40. Each Executive Holdco is managed and controlled by a board of directors consisting of Ariel Emanuel and Patrick Whitesell. The business address of each Executive Holdco is c/o Endeavor Group Holdings, Inc., 9601 Wilshire Boulevard, 3rd Floor, Beverly Hills, CA 90210 and the phone of each Executive Holdco is (310) 285-9000. None of the Executive Holdcos has, to the knowledge of the Executive Holdcos, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Silver Lake West HoldCo, L.P. (“West HoldCo”) a Delaware limited partnership, which is funded by its limited partners, SLP West Holdings, L.L.C., SLP West Holdings II, L.L.C., SLP West Holdings III, L.P., SLP West Holdings Co-Invest, L.P., SLP West Holdings Co-Invest II, L.P., Silver Lake Partners IV DE (AIV III) – A, L.P., SLP West Holdings IV, L.P., Silver Lake Partners IV DE (AIV III), L.P., SL SPV-1, L.P. and Silver Lake Technology Investors IV (Delaware II), L.P., each of which is a Delaware limited partnership or Delaware limited liability company. West HoldCo was formed on June 7, 2021 for the purpose of holding interests in OpCo. West HoldCo has not carried on any business, conducted any operations or incurred any liabilities or obligations, other than those incidental to its formation and in connection with the holding of interests in OpCo or otherwise related thereto.

Silver Lake West HoldCo II, L.P. (“West HoldCo II”), a Delaware limited partnership, which is funded by its limited partners, SLP IV West Feeder I, L.P., SLP IV West Feeder I – A, L.P., SLP IV Basquiat Feeder I, L.P., SLP IV Basquiat Feeder I – A, L.P., SLP West Holdings Co-Invest Feeder II, L.P., Silver Lake Partners VI DE (AIV), L.P., Silver Lake Technology Investors VI, L.P. and SL SPV-1 Feeder I, L.P., each of which is a Delaware limited partnership. West HoldCo II was formed on June 7, 2021 for the purposes of holding interests in the Company. West HoldCo II has not carried on any business, conducted any operations or incurred any liabilities or obligations, other than those incidental to its formation and in connection with the holding of interests in the Company or otherwise related thereto.

Silver Lake West Voteco, L.L.C., (together with West HoldCo and WestHoldCo II the “SLP Filing Entities”) a Delaware limited liability company, is the general partner of Silver Lake West HoldCo, L.P. and Silver Lake West HoldCo II, L.P. The principal business of Silver Lake West Voteco, L.L.C. is performing the functions of, and serving as, the general partner of Silver Lake West HoldCo, L.P. and Silver Lake West HoldCo II, L.P.

Each of the SLP Filing Entities has the address of its principal place of business and its phone number set forth below:

2775 Sand Hill Road, Suite 100

Menlo Park, California 94025

650-233-8120

Set forth below for each officer of the foregoing SLP Holding Entities, is his or her respective principal occupation or employment, the name of the organization in which such occupation or employment is conducted and the five-year employment history of each such person and country of citizenship, each of whom has the business address set forth above.

Individual	Description
Egon P. Durban (U.S. Citizen)	Whose biography is set forth above in the section entitled “Directors, Executive Officers and Controlling Persons of the Company — Directors” beginning on page 42.

Stephen Evans (U.S. and UK Citizen)	Whose biography is set forth above in the section entitled “Directors, Executive Officers and Controlling Persons of the Company — Directors” beginning on page 42.

No SLP Filing Entity and none of their officers listed above has, to the knowledge of the SLP Filing Entities, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Parent Entities and Merger Subs

The business and background of the Parent Entities and the Merger Subs is set forth above in the section entitled “Parties to the Merger Agreement” beginning on page 40. No Parent Entity or Merger Sub has, to the knowledge of such Parent Entity or Merger Sub, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Other SLP Entity Filers

We refer to the following SLP Entities, collectively, as “Additional SLP Filing Entities”:

SLP Wildcat Aggregator GP, L.L.C., a Delaware limited liability company, is the general partner of the Parent Entities. The principal business of SLP Wildcat Aggregator GP, L.L.C. is performing the functions of, and serving as, the general partner of Wildcat OpCo Holdco, L.P. and Wildcat EGH Holdco, L.P.

Silver Lake Partners VI, L.P., a Delaware limited partnership, is a private investment fund whose alternative investment vehicles own an indirect interest in the Parent Entities and Merger Subs. The principal business of Silver Lake Partners VI, L.P. is to directly or indirectly make investments in debt or equity securities.

Silver Lake Partners VII, L.P., a Delaware limited partnership, is a private investment fund whose alternative investment vehicles own an indirect interest in the Parent Entities and Merger Subs. The principal business of Silver Lake Partners VII, L.P. is to directly or indirectly make investments in debt or equity securities.

SL SPV-4, L.P., a Delaware limited partnership, is a private investment fund that owns an indirect interest in the Parent Entities and Merger Subs. The principal business of SL SPV-4, L.P. is to directly or indirectly make investments in debt or equity securities.

Silver Lake Technology Associates VI, L.P., a Delaware limited partnership, is the general partner of Silver Lake Partners VI, L.P. The principal business of Silver Lake Technology Associates VI, L.P. is performing the functions of, and serving as, the general partner of Silver Lake Partners VI, L.P. and other affiliated Silver Lake entities.

Silver Lake Technology Associates VII, L.P., a Delaware limited partnership, is the general partner of Silver Lake Partners VII, L.P. and is the managing member of SLP Wildcat Aggregator GP, L.L.C. The principal business of Silver Lake Technology Associates VII, L.P. is performing the functions of, and serving as, the general partner of SLP Wildcat Aggregator GP, L.L.C. and other affiliated Silver Lake entities.

SLTA SPV-4, L.P., a Delaware limited partnership, is the general partner of SL SPV-4, L.P. The principal business of SLTA SPV-4, L.P. is performing the functions of, and serving as, the general partner of SL SPV-4, L.P. and other affiliated Silver Lake entities.

SLTA VI (GP), L.L.C., a Delaware limited liability company, is the general partner of Silver Lake Technology Associates VI, L.P. The principal business of SLTA VI (GP), L.L.C. is performing the functions of, and serving as, the general partner of Silver Lake Technology Associates VI, L.P. and other affiliated Silver Lake entities.

SLTA VII (GP), L.L.C., a Delaware limited liability company, is the general partner of Silver Lake Technology Associates VII, L.P. The principal business of SLTA SPV-4 (GP), L.L.C. is performing the functions of, and serving as, the general partner of SLTA SPV-4, L.P. and other affiliated Silver Lake entities.

SLTA SPV-4 (GP), L.L.C., a Delaware limited liability company, is the general partner of SLTA SPV-4, L.P. The principal business of SLTA SPV-4 (GP), L.L.C. is performing the functions of, and serving as, the general partner of SLTA SPV-4, L.P. and other affiliated Silver Lake entities.

Silver Lake Group, L.L.C., a Delaware limited liability company, is the managing member of SLTA SPV-4 (GP), L.P., SLTA VI (GP), L.L.C. and SLTA VII (GP), L.L.C. The principal business of Silver Lake Group, L.L.C. is performing the functions of, and serving as, the ultimate general partner of Silver Lake affiliated entities.

Each of the Additional SLP Filing Entities has the address of its principal place of business and its phone number set forth below:

2775 Sand Hill Road, Suite 100

Menlo Park, California 94025

650-233-8120

Set forth below for each managing member of Silver Lake Group, L.L.C. is his or her respective principal occupation or employment, the name of the organization in which such occupation or employment is conducted and the five-year employment history of each such person and country of citizenship, each of whom has the business address set forth above.

Individual	Description
Egon P. Durban (U.S. Citizen)	Whose biography is set forth above in the section entitled “Directors, Executive Officers and Controlling Persons of the Company — Directors” beginning on page 42.

Kenneth Y. Hao (U.S. Citizen)	Kenneth Y. Hao is Chairman and a Managing Partner of Silver Lake. He joined Silver Lake in 2000.

Gregory K. Mondre (U.S. Citizen)	Gregory K. Mondre is a Managing Partner and Co-CEO of Silver Lake. He joined Silver Lake in 1999.

Joseph Osnoss (U.S. Citizen)	Joseph Osnoss is a Managing Partner and a Managing Director of Silver Lake. He joined Silver Lake in 2002.

No Additional SLP Filing Entity and none of their officers listed above has, to the knowledge of the Additional SLP Filing Entities, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

THE SPECIAL FACTORS

Background of the Mergers

The Endeavor Agency, L.L.C. was founded in 1995 by Ariel Emanuel and several partners. In 2009, The Endeavor Agency, L.L.C. merged with William Morris Agency, LLC, forming William Morris Endeavor Entertainment, LLC (“WME”). Following the consummation of that merger, Mr. Emanuel and Patrick Whitesell became WME’s Co-Chief Executive Officers. In May 2012, affiliates of Silver Lake Group, L.L.C. (such affiliates collectively and together with Silver Lake Group, L.L.C., “Silver Lake”) made a strategic minority investment in WME, the first of several investments by affiliates of Silver Lake in the Company and its affiliates. Over the next eight years, WME continued to expand its business through, among other things, M&A activity, including its 2014 acquisition of IMG Worldwide and its 2016 acquisition, together with affiliates of Silver Lake and certain other co-investors, of UFC, as well as additional equity investments from affiliates of Silver Lake (among other investors), which ultimately led to the formation of OpCo, a holding company of the expanding business. As a result of its pre-IPO investments in support of the M&A activity described above, Silver Lake acquired a significant ownership interest in OpCo, resulting in OpCo being controlled by Silver Lake and Messrs. Emanuel and Whitesell.

On April 28, 2021, in connection with the IPO, shares of Class A Common Stock started trading on the New York Stock Exchange at a price per share of $24.00 and, pursuant to an internal reorganization, OpCo became an indirect subsidiary of the Company through an “Up-C” structure. Concurrently with the IPO, Silver Lake sold its equity interests in UFC to the Company and OpCo in exchange for additional equity interests in the Company and OpCo and acquired additional shares of Class A Common Stock pursuant to a private placement investment. Following the IPO and the foregoing related transactions, Silver Lake controlled approximately 68% of the voting interests of the Company. Additionally, as part of the reorganization transactions that occurred at the time of the IPO, the Board formed the Executive Committee and delegated all of the power and authority of the board of directors of the Company (the “Board”) to the Executive Committee as further described in the Company’s public filings (including its IPO prospectus) and as set forth in its Amended and Restated Certificate of Incorporation. The Board is currently comprised of Mr. Emanuel, Mr. Whitesell, Egon Durban, Stephen Evans, Ursula Burns, Jacqueline Reses and Fawn Weaver and the Executive Committee is comprised of Mr. Emanuel, Mr. Whitesell and Silver Lake’s director designees, currently Messrs. Durban and Evans. As a result of such delegation, the Executive Committee exerts significant control over the Company’s operations by acting as the governing body of the Company with full authority to approve actions customarily required to be approved by, or reserved for approval by, a board of directors under Delaware law (subject only to applicable laws, rules, regulations and certain approvals required by committees of the Board). The consent of the representatives of Silver Lake serving on the Executive Committee is required for certain actions, including, among other things, dispositions of certain assets of the Company and any merger, consolidation or sale of the Company.

Since the IPO, the Board and the Executive Committee, together with the Company’s management team, regularly review and evaluate the Company’s performance and operations, financial condition and opportunities and growth prospects in light of current business and economic conditions, as well as overall trends in the market, across a range of scenarios and potential future developments in the industries in which it operates. These reviews and evaluations typically include (without limitation and as applicable) various potential opportunities for acquisitions, dispositions, commercial partnerships, or other strategic combinations, and the operation and performance of various business units.

On July 11, 2023, the Executive Committee held a meeting, which was attended by members of Company management and representatives of Latham & Watkins LLP (“Latham”), outside counsel to the Company (which has represented, and is currently representing, Silver Lake in unrelated matters). At this meeting, the Executive Committee discussed, in light of the anticipated fall closing of the UFC/WWE transaction (which led to the formation of a separate publicly traded company, TKO Group Holdings, Inc. (“TKO”)) and the Company’s sale in April 2023 of its IMG Academy business unit to BPEA EQT at a free cash flow multiple in excess of the free cash flow multiple implied by the trading price of the Class A Common Stock on the public markets, commencing a strategic review process with respect to the creation and optimization of value of the Company’s other business units. The Executive Committee discussed how the review process would analyze (i) the quality and growth potential of each of the Company’s other business units on a standalone basis, (ii) potential alternatives with respect to unlocking and maximizing stockholder value across each business unit within the Company’s portfolio and (iii) the optimized ownership structure for each such business unit, including from a cash flow and cost perspective (collectively, the “Strategic Review Workstreams”). At the close of this meeting, the Executive Committee directed Company management to prepare to progress the Strategic Review Workstreams for further discussion at subsequent meetings.

Following this meeting, in light of the amount of work needed to progress the Strategic Review Workstreams, the Company asked Silver Lake if it would be willing to provide additional resources to the Company. Silver Lake agreed to provide three employees to the Company through a secondment to assist management in carrying out the Strategic Review Workstreams. The Silver Lake secondees worked alongside the Company’s management team on these workstreams from July 28, 2023 to October 30, 2023. The secondees were subject to certain restrictions and obligations including that: (i) during the secondment period, the secondees would be on full-time secondment to the Company and would not work or perform services for Silver Lake in the performance of their services to the Company; (ii) the secondees’ work product would belong to the Company; and (iii) during the secondment period, the secondees would work under the supervision of Company personnel and would not be supervised by, or report to, any Silver Lake personnel or communicate with any Silver Lake personnel without the prior approval of the Executive Committee.

On August 28, 2023, the Executive Committee held a meeting to discuss the progress of the Strategic Review Workstreams with representatives of Company management, the Silver Lake secondees and Latham in attendance. At this meeting, management provided an overview of certain of the Company’s business units, along with preliminary financial information about each such business unit’s operations and prospects.

On September 21, 2023, the Executive Committee held a meeting to discuss the progress of the Strategic Review Workstreams with representatives of Company management, the Silver Lake secondees and Latham in attendance. At this meeting, management provided an overview of certain of the Company’s business units that were not previously discussed, along with preliminary financial information about each such business unit’s operations and prospects.

Between August 28 and December 7, 2023, Company management refined and prepared preliminary financial analyses relating to certain of the Company’s business units, including preliminary financial budgets for fiscal year 2024 and preliminary financial projections for years 2025 through 2028, which were shared with the members of the Executive Committee and the Board at various intervals in respect of each of the Company’s business units (together with the preliminary financial information and analyses presented at the August 28 and September 21 meetings, the “Preliminary Financial Models”). Following the preparation of the Preliminary Financial Models, Company management continued to refine and prepare various financial analyses relating to the Company’s business units with a view towards developing long-range financial forecasts for each of the Company’s business units for fiscal years 2024 through 2028, which would ultimately be shared with the Executive Committee.

On October 23, 2023, the Executive Committee determined it would be in the best interests of the Company and its stockholders to publicly announce an evaluation of strategic alternatives to ensure that the Company maximized value for its stockholders. The Executive Committee, however, determined that it was not open to a sale or disposition of the Company’s interests in TKO due to, among other reasons, Silver Lake’s lack of interest in entertaining bids for assets held by the Company at the time. The remaining members of the Board were subsequently apprised by members of the Executive Committee of the formal review of strategic alternatives of the Company.

On October 25, 2023, the Company announced its decision to initiate a formal review of strategic alternatives (the “Strategic Alternatives Review”). In accordance with the direction from the Executive Committee, the press release noted that the Strategic Alternatives Review expressly excluded any sale or disposition of the Company’s interests in TKO.

Later on October 25, 2023, Silver Lake issued its own press release stating that (i) Silver Lake was working toward submitting a proposal to take the Company private, which would result in a de-listing and de-registration of the publicly traded securities of the Company (the “Silver Lake Announcement” and any such potential transaction between Silver Lake and the Company, a “Potential Transaction”) and (ii) Silver Lake was not interested in potential alternative opportunities involving a sale of Company securities by Silver Lake to a third party or entertaining bids for assets held by the Company. Because of Silver Lake’s position as a holder of a majority of the outstanding voting interests in the Company, coupled with Silver Lake’s affirmative control rights over the Company’s M&A activities as described above, Silver Lake’s announcement limited the Company’s ability to pursue a transaction (including a sale of itself or its business units) with buyers other than Silver Lake.

At the end of October 2023, members of the Executive Committee and Company management began discussions with Jacqueline Reses and Ursula Burns (collectively, the “Independent Directors”) about serving on a potential special committee of independent and disinterested directors to, among other things, review, evaluate and negotiate a Potential Transaction. As part of these discussions, the Independent Directors informed the Executive Committee that they would need to engage their own counsel to assist them with such matters. The Independent Directors decided to reach out to Cravath, Swaine & Moore LLP (“Cravath”) to discuss potentially retaining it in connection with such matters.

On November 2, 2023, the Independent Directors held a meeting via videoconference to discuss and consider certain organizational and other matters related to a Potential Transaction. A representative of Cravath attended the meeting. At the meeting, the representative of Cravath discussed with the Independent Directors the details of a Potential Transaction as reflected in the Silver Lake Announcement, including that Silver Lake had stated that it was not interested in selling its stake in the Company to a third party or entertaining bids for assets held by the Company. The representative of Cravath also reviewed with the Independent Directors various legal matters, including their fiduciary duties (including in the context of a potential “going private” transaction with a controlling stockholder), the Independent Directors’ role, the concepts of independence and disinterestedness under Delaware law and the possibility of conditioning a Potential Transaction on the affirmative vote of a majority of the minority stockholders (a “Majority of the Minority Vote”). The Independent Directors and representatives of Cravath held additional meetings via videoconference to further discuss these topics on November 3, 2023 and November 12, 2023.

Also on November 2, 2023, the Company, advised by Latham, entered into a confidentiality agreement with Silver Lake regarding a Potential Transaction, containing customary provisions. The confidentiality agreement did not contain “standstill” provisions or “don’t ask don’t waive” provisions.

Over the following weeks, the Executive Committee (including the representatives of Silver Lake serving on the Executive Committee) and the Independent Directors, as well as Cravath and Latham, continued to discuss the possible formation, mandate and authority of a special committee composed of the Independent Directors in connection with a Potential Transaction, including in light of the fact that Silver Lake had stated in the Silver Lake Announcement that it would not consider selling its stake in the Company to a third party or entertaining bids for assets held by the Company and a representative of Silver Lake also conveyed to a representative of Cravath that Silver Lake would not consider conditioning any Potential Transaction on a Majority of the Minority Vote.

On November 9, 2023, the Independent Directors informed the Company and representatives of Latham that they intended to engage Cravath as their legal counsel and as legal counsel to any special committee composed of the Independent Directors in connection with a Potential Transaction in light of, among other things, Cravath’s qualifications and experience in representing special committees in similar contexts and its absence of engagements with Silver Lake (including its portfolio companies) or the Company. Representatives of Cravath then sent a draft engagement letter to the Company and representatives of Latham. The Independent Directors subsequently engaged Cravath to represent them and any special committee composed of the Independent Directors formed by the Executive Committee in connection with a Potential Transaction. Over the subsequent weeks, the Independent Directors and Cravath continued to discuss with the Executive Committee and Latham finalizing the formation of a special committee and matters incidental thereto, although Silver Lake had indicated that it was not prepared for such a committee to be formed until Silver Lake was certain it would make a proposal.

Silver Lake was focused on securing the continued employment and/or Board service by the Company of Messrs. Emanuel and Whitesell and Mark Shapiro, President and COO of the Company, in pursuing a Potential Transaction in light of their expertise and familiarity with the Company’s operations, as well as their technical skills, reputations and relationships in the media and entertainment industry. Representatives of Silver Lake communicated this view to representatives of the Company and the Executive Committee. Because Silver Lake would only proceed with a Potential Transaction (which would be costly and time consuming to negotiate) if it could agree with Messrs. Emanuel, Whitesell and Shapiro on terms with regard to their post-transaction employment arrangements, Silver Lake decided to progress these discussions with Messrs. Emanuel, Whitesell and Shapiro before having further discussions about other terms of a Potential Transaction, including price.

During November and December 2023, Silver Lake, Messrs. Emanuel and Whitesell and their respective counsels (Debevoise & Plimpton LLP (“Debevoise”), as legal counsel to Mr. Emanuel, and Freshfields Bruckhaus Deringer LLP (“Freshfields”), as legal counsel to Mr. Whitesell), engaged in preliminary discussions regarding the terms of Messrs. Emanuel’s and Whitesell’s post-transaction employment and associated potential arrangements with the Company and Silver Lake, including the potential rollover of a portion of their equity interests in a Potential Transaction. During or around this same time frame, Silver Lake engaged in preliminary discussions with Mr. Shapiro regarding his post-transaction employment and associated potential arrangements with the Company, including the potential rollover of a portion of his equity interests in a Potential Transaction. In order to facilitate the foregoing discussions, the parties prepared non-binding illustrative term sheets (the “Employment Term Sheets”). At the end of December 2023, Silver Lake substantially paused discussion of the arrangements with Messrs. Emanuel, Whitesell and Shapiro, without executing any definitive agreements with respect thereto, because it decided to prioritize its informational review and arranging the financing for a Potential Transaction.

Starting in December, 2023, Silver Lake invited representatives of potential financing sources, including Mubadala, to enter into confidentiality agreements with respect to a Potential Transaction.

On December 18, 2023, representatives of Silver Lake delivered a financial, tax, legal and accounting due diligence request list to representatives of the Company. On December 20, 2023, representatives of Simpson Thacher & Bartlett LLP (“STB”), acting as legal counsel to Silver Lake, delivered an updated version of the legal due diligence request list to representatives of Latham.

Between December 18, 2023 and until the announcement of the Transactions, Silver Lake and its advisors conducted pre-signing financial, tax, legal and accounting diligence with cooperation from the Company and its representatives.

On December 30, 2023, the Company provided Silver Lake and its advisors with access to a virtual data room containing financial, tax, legal and accounting diligence information relating to the Company.

On January 4, 2024, members of Company management delivered a presentation to representatives of Silver Lake and certain of Silver Lake’s potential financing sources with respect to the Company’s business, operations, management and financial performance, among other topics.

On January 12, 2024, representatives of Cravath held a meeting via videoconference with the Independent Directors to again discuss process matters incidental to the formation of a special committee composed of the Independent Directors in connection with a Potential Transaction including, among other matters, the engagement of a financial advisor by the Independent Directors (which would also serve as financial advisor to any such special committee). The Independent Directors, together with input from the representatives of Cravath, discussed and considered several potential independent financial advisors, including, among others, Centerview Partners LLC (“Centerview”). Following such discussion, the Independent Directors determined that they would discuss with Centerview the possibility of Centerview acting as financial advisor in light of, among other things, its qualifications and experience in advising special committees in similar contexts and their understanding that Centerview had only limited engagements with Silver Lake (including its portfolio companies) or the Company (which understanding was subsequently confirmed in the written relationship disclosures received from Centerview). The Independent Directors also determined to request an update from the Executive Committee on what was transpiring between the Company and Silver Lake and the timing of forming a special committee.

On January 17, 2024, Cravath sent the Company a draft of an indemnity letter from Centerview in connection with the potential engagement of Centerview by the Independent Directors or any special committee composed of the Independent Directors formed by the Executive Committee (the “CVP Indemnity Letter”). Over the following day, Company management, representatives of Cravath, representatives of Latham and representatives of Centerview negotiated the CVP Indemnity Letter. The CVP Indemnity Letter was subsequently executed on January 19, 2024.

Also on January 19, 2024, representatives of Centerview had a preliminary informational meeting with the Independent Directors and Cravath, during which representatives of Centerview discussed their expectations regarding the potential process involved in a Potential Transaction. Later on January 19, 2024, Cravath shared a draft of a confidentiality agreement (the “CVP NDA”) with the Company and representatives of Latham. Between January 19, 2024 and February 20, 2024, representatives of Cravath, representatives of Latham and representatives of Centerview negotiated the CVP NDA (which CVP NDA was subsequently executed on February 26, 2024). Immediately following the execution of the CVP NDA, representatives of Cravath and Centerview were provided access to the same electronic data room containing Company information that Silver Lake was previously provided access to. On January 21, 2024, representatives of Centerview provided to the Independent Directors (via Cravath) written disclosures of relationships between Centerview, on the one hand, and Silver Lake (including its portfolio companies) and the Company, and certain of their respective affiliates, on the other hand.

On January 25, 2024, representatives of Latham and Cravath discussed whether the Executive Committee would commit to enter into a Potential Transaction only with the prior favorable recommendation of the special committee.

On January 26, 2024 and February 2, 2024, representatives of Cravath and Centerview met with the Independent Directors via videoconference to discuss the status of the potential formation of a special committee composed of the Independent Directors to evaluate a Potential Transaction, including the proposed mandate and authority of such a special committee, the possibility of conditioning a Potential Transaction on a Majority of the Minority Vote and other incidental matters.

Later on February 2, 2024, representatives of Cravath contacted Wachtell, Lipton, Rosen & Katz, special legal counsel to Silver Lake, to discuss the authority and role of any special committee as it related to the Executive Committee and any decision by the Executive Committee to approve a Potential Transaction or not. The representatives of Cravath communicated that the Independent Directors believed it was important that any such special committee be empowered to “say no”.

During the week of February 12, 2024, Mr. Durban informed the Independent Directors that the Executive Committee would agree that the proposed special committee would be empowered to recommend for or against a Potential Transaction and the Executive Committee would commit not to approve any such Potential Transaction without the favorable recommendation of the special committee.

On February 14 and February 16, 2024, representatives of Cravath and Centerview met with the Independent Directors via videoconference to provide a status update and discuss various matters related to the formation of a special committee composed of the Independent Directors (including, among others, the scope of the special committee’s mandate and authority and the possibility of conditioning a Potential Transaction on a Majority of the Minority Vote) and other matters related to the Potential Transaction. Representatives of Cravath noted that the Executive Committee agreed that a special committee would be empowered to say “no” and that the special committee could continue to press for additionally conditioning a Potential Transaction on a Majority of the Minority Vote. The representatives of Cravath and Centerview also discussed the importance of Centerview having a sufficient amount of time to prepare and present a preliminary financial analysis before the proposed special committee received a financial proposal from Silver Lake. They also discussed the risks and potential implications of leaks and the desirability of focusing on Centerview’s review of the Company’s financial information and transaction agreement negotiations in advance of negotiating price.

On February 20, 2024, Mr. Durban met with the Independent Directors via telephone to discuss certain initial matters in connection with a Potential Transaction, including Silver Lake’s transaction thesis and potential financing sources. Also during this meeting, Mr. Durban expressed that Silver Lake would not agree to condition a Potential Transaction on a Majority of the Minority Vote. Later on February 20, 2024, the Independent Directors met with representatives of Cravath and Centerview via videoconference to discuss the meeting with Mr. Durban and next steps.

On February 21, 2024, representatives of Cravath sent Centerview’s initial information request list to representatives of Latham, which Latham provided to Company management, and requested a meeting with Company management. Later on February 21, 2024, Mr. Durban met with the Independent Directors to discuss certain matters in connection with a Potential Transaction, including the formation of a special committee and the prospective timeline to negotiate such Potential Transaction.

Beginning on February 21, 2024 and until the announcement of the Transactions, Company management provided the Independent Directors and Centerview with various financial materials, including the Preliminary Financial Models.

On February 22, 2024, representatives of Cravath sent representatives of Latham a draft of a proposed engagement letter with respect to Centerview’s potential engagement as financial advisor to the Independent Directors or any special committee composed of the Independent Directors formed by the Executive Committee in connection with a Potential Transaction. Between February 22, 2024 and March 12, 2024, the Independent Directors and representatives of Cravath, with input from Latham, negotiated the engagement letter with Centerview, which engagement letter was ultimately executed on March 12, 2024.

Also on February 22, 2024, after continuing to refine and prepare various financial analyses relating to the Company’s business units (including the Preliminary Financial Models and subsequent financial analyses), members of Company management sent to the Executive Committee updated management projections for each of the Company’s business units, which incorporated actual fiscal year 2023 results and fiscal year 2024 budget, as well as Company management’s definitive financial forecasts for fiscal years 2024 through 2028 and certain extrapolations based on these fiscal years based on Company management’s latest view of the business (the “Final Financial Model”). For a description of the Final Financial Model, see the section entitled “The Special Factors — Certain Company Financial Forecasts” beginning on page 83.

On February 23, 2024, representatives of Cravath and Centerview met with the Independent Directors to discuss status updates on ongoing discussions and to plan next steps.

Later on February 23, 2024, the Executive Committee unanimously adopted resolutions to establish a special committee composed solely of the Independent Directors (the “Special Committee”), each of whom the Executive Committee had determined to be independent (under Delaware law) from Silver Lake and independent and disinterested with respect to a Potential Transaction, in order to assist the Executive Committee in fulfilling its responsibilities relating to the Strategic Alternatives Review. The Executive Committee delegated to the

Special Committee the authority to (i) review, evaluate and negotiate the terms of any proposal relating to a Potential Transaction (or, as an alternative, review, consider and evaluate whether the Company should continue to operate as a standalone independent entity), but not the authority to review, evaluate or negotiate any other transaction other than the Potential Transaction, (ii) meet with Company management, members of the Executive Committee and outside advisors engaged by the Company or the Special Committee on a regular basis, (iii) make a determination as to whether a proposal relating to any Potential Transaction and any definitive agreements with respect to any Potential Transaction are fair to, and in the best interests of, the Company, its stockholders and the equityholders of Manager and OpCo and (iv) if the Special Committee deems appropriate, make a recommendation to the Executive Committee (or, if applicable, the Board) for or against the approval of the Potential Transaction and the execution and delivery of the definitive documentation providing for the Potential Transaction. The Executive Committee further resolved that neither the Executive Committee nor the Board would approve a Potential Transaction with Silver Lake without a prior favorable recommendation by the Special Committee.

Also on February 23, 2024, Company management approved the Final Financial Model and directed that it be provided to the Executive Committee. On February 24, 2024, members of Company management sent the Executive Committee the Final Financial Model.

On February 26, 2024, representatives of Latham shared with representatives of Cravath the Employment Term Sheets which had originally been prepared to facilitate negotiations between Messrs. Emanuel, Whitesell and Shapiro, on the one hand, and Silver Lake, on the other hand.

On February 27, 2024, members of Company management delivered a presentation to the representatives of Centerview (with representatives of Cravath and Latham and one member of the Special Committee attending) with respect to the Company’s historical business, operations, management and financial performance and the Final Financial Model, among other topics.

On February 29, 2024, members of Company management sent the Executive Committee a variance analysis highlighting certain material differences between information set forth in one of the Preliminary Financial Models and the Final Financial Model (the “Variance Analysis” and, together with the Preliminary Financial Models and the Final Financial Model, the “Financial Projections”). For a description of the Financial Projections, see the section entitled “The Special Factors—Certain Company Financial Forecasts” beginning on page 83.

Following the formation of the Special Committee, representatives of STB had discussions with each of Debevoise and Freshfields, the respective counsels of Mr. Emanuel and Mr. Whitesell, regarding the timing of a Potential Transaction, noting that Silver Lake was going to provide draft documents governing the terms upon which Messrs. Emanuel and Whitesell would each rollover a portion of their equity interests in a Potential Transaction as well as their post-transaction employment and associated arrangements with the Company and Silver Lake and commence negotiation of those documents. On March 1, 2024, Messrs. Emanuel and Whitesell and certain of their respective affiliated investment entities (together with the SLP Holders, the “Reporting Persons”) filed amendment No. 5 to the Schedule 13D initially filed by them on May 13, 2021 disclosing that such Reporting Persons were engaging in, and intended to continue engaging in, communications, discussions and negotiations with Silver Lake regarding a Potential Transaction, including the treatment of their and certain of their affiliates’ investments in the Company and arrangements with the Company and Silver Lake in the event a Potential Transaction were to occur.

On March 4, 2024, representatives of Silver Lake and Company management held a meeting via videoconference to discuss the Final Financial Model and the Variance Analysis, with representatives of Latham in attendance. Following this meeting, the Executive Committee approved the Final Financial Model and the Variance Analysis and directed that they be provided to the Special Committee and its advisors. Representatives of the Company then delivered to representatives of Cravath and Centerview the Final Financial Model and the Variance Analysis.

On March 5, 2024, representatives of Company management held a meeting with representatives of Centerview to discuss the Final Financial Model and the Variance Analysis, with representatives of Latham and Cravath in attendance.

On March 8, 2024, the Special Committee convened a meeting via videoconference with representatives of Centerview and Cravath in attendance. The representatives of Cravath discussed certain legal matters with the Special Committee, including the Special Committee’s purpose, mandate and authority and the fiduciary duties of the members of the Special Committee. The representatives of Centerview provided the Special Committee with an overview of Centerview’s preliminary findings with respect to the Company. The representatives of Centerview also discussed certain financial information and performance metrics of the Company and provided an overview of certain key outstanding questions and a potential overall transaction timeline.

On March 10, 2024, STB delivered to Cravath and Latham an initial draft of the Merger Agreement for the Potential Transaction. The draft Merger Agreement contemplated, among other things: (i) that the aggregate merger consideration would be financed through equity and debt financing; (ii) approval of the Transactions by Silver Lake (and certain other stockholders), acting via written consent; (iii) a termination fee equal to a to-be-negotiated percentage of the equity value of the Company implied by the transaction value, to be paid under certain specified circumstances, including in connection with a change of recommendation by the Executive Committee; (iv) a termination fee equal to 4% of the equity value of the Company implied by the merger consideration payable by the Parent Entities to the Company to be paid under certain specified circumstances, including if the Parent Entities breach the Merger Agreement in a manner that causes a failure of a closing condition (and the Parent Entities fail to cure such breach within the applicable cure period) or fail to obtain the required debt financing and (v) a covenant requiring the Company Entities to sell certain assets to be identified by the Parent Entities during the period between signing and closing, if directed to do so by the Parent Entities. The initial draft of the Merger Agreement did not include the price per share to be paid to the Company’s equityholders in connection with the Potential Transaction or contemplate that the Potential Transaction would be conditioned on a Majority of the Minority Vote.

From March 10, 2024 until the signing of the definitive transaction agreements, Silver Lake and its representatives (including STB), on the one hand, and the Special Committee and its advisors (including Centerview and Cravath) and the Company and its advisors (including Latham), on the other hand, negotiated the terms of the Merger Agreement. For a summary of the final terms of the Merger Agreement, see the section entitled “The Merger Agreement” beginning on page 126.

On March 13, 2024, the Special Committee met via videoconference with representatives of Cravath and representatives of Centerview. Representatives of Centerview provided a status update on its ongoing review of the Company’s financial information and discussed its preliminary views with the members of the Special Committee. Next, representatives of Cravath discussed the draft Merger Agreement with the Special Committee, including (i) the absence of a Majority of the Minority Vote condition and other closing conditions, (ii) termination rights and termination fees, (iii) deal protection provisions and (iv) other representations, warranties and covenants.

On March 17, 2024, Cravath and Latham delivered a revised draft of the Merger Agreement to STB. Among other things, the revised draft of the Merger Agreement prepared by Cravath and Latham: (i) proposed that the Potential Transaction be conditioned on a Majority of the Minority Vote; (ii) reflected certain changes to the representations and warranties and to the nature and scope of the interim operating covenants applicable to the Company between signing and closing, including an exception to the interim operating covenants to permit the Company to pay dividends to holders of Class A Common Stock; (iii) reflected an increase of the termination fee payable by the Parent Entities to the Company under certain circumstances from 4% to 8% of the equity value of the Company implied by the merger consideration, and expanded the circumstances under which such fee is payable to include termination by the Company for the Parent Entities’ failure to deliver a written consent approving the Transactions within twelve hours after the execution of the Merger Agreement and termination by the Company or the Parent Entities in the event the parties fail to obtain required regulatory approvals prior to the outside date for the Potential Transaction; (iv) expanded the scope of the Parent Entities’ obligations to obtain required regulatory approvals (including gaming regulatory approvals) prior to closing; (v) removed the asset sale covenant described above; (vi) provided that actions taken by or at the direction of directors affiliated with Silver Lake and members of management who proposed to “rollover” equity interests in the Potential Transaction would not constitute a Company breach of the Merger Agreement under certain circumstances; and (vii) provided that the Special Committee would be the party controlling Company rights under certain provisions related to deal protection and exercise of Company rights.

On March 17, 2024, representatives of STB, at the direction of Silver Lake, informed representatives of Cravath that Silver Lake had rejected the Special Committee’s request to condition the Potential Transaction on a Majority of the Minority Vote.

During the subsequent weeks through April 2, 2024, representatives of Cravath and Latham, on the one hand, and representatives of STB, on the other hand, discussed and negotiated the Merger Agreement and certain ancillary documents with respect to the Potential Transaction and exchanged several drafts of the Merger Agreement and such ancillary documents.

On March 19, 2024, Cravath and Latham delivered an initial draft of the Company’s confidential disclosure letter to be delivered concurrently with the execution of the Merger Agreement and Voting and Support Agreement to STB. From March 19, 2024 until the signing of the definitive agreements, the parties negotiated the final terms of the Company’s confidential disclosure letter to be delivered concurrently with the execution of the Merger Agreement and the Voting and Support Agreement.

Also on March 19, 2024, STB provided to Debevoise and Freshfields initial drafts of the definitive documentation regarding the potential rollovers and post-closing arrangements for each of Messrs. Emanuel and Whitesell. From this date through the signing of definitive agreements, representatives of STB and Silver Lake discussed and negotiated (i) with Mr. Emanuel and representatives of Debevoise and (ii) with Mr. Whitesell and representatives of Freshfields, the terms of the definitive documents that would govern their respective rollovers and post-closing arrangements. On March 21, 2024, STB provided an initial draft of a proposed employment agreement for Mr. Shapiro to Akin Gump Strauss Hauer & Feld LLP (“Akin”), as legal counsel to Mr. Shapiro. On March 22, 2024, STB provided Akin with an initial draft of a proposed rollover agreement for Mr. Shapiro. For the final terms of such arrangements reflecting the foregoing negotiations, including the incentives provided to Messrs. Emanuel and Shapiro for the sale of certain assets that could occur during the interim period, see the section entitled “Other Agreements — Other Management Documents” beginning on page 168.

On March 21, 2024, the Special Committee convened a meeting via videoconference with representatives of Centerview and Cravath in attendance to discuss the Company’s proposed treatment of outstanding equity awards in the Potential Transaction and discuss Centerview’s ongoing review of the Company’s financial information. After discussion, the Special Committee approved sharing with Silver Lake the Company’s draft equity award treatment proposal, but maintained that the Special Committee would ultimately make a final determination as to the treatment of equity awards as part of its assessment of the Potential Transaction and in light of all the terms of such Potential Transaction. Next, the representatives of Centerview provided the Special Committee with an update regarding its review of the Company’s financial information. Representatives of Centerview also provided the Special Committee with an update on additional information gathering that Centerview was performing, including ongoing discussions with Company management about current expectations and structure (including implications on Tax Receivable Agreement payment expectations and the use of net operating losses).

On March 23, 2024, representatives of STB provided an initial draft of the Equity Commitment Letter and an initial draft of the Limited Guarantee to representatives of Latham and Cravath. From March 23, 2024 through the signing of the definitive agreements, the parties negotiated the final terms of the Equity Commitment Letter and Limited Guarantee.

On March 25, 2024, the Special Committee convened a meeting via videoconference with representatives of Centerview and Cravath in attendance. Representatives of Cravath provided an update on the status of and key open points in various transaction documents, including the Merger Agreement, employment arrangements, Equity Commitment Letter and Limited Guarantee, including: (i) Silver Lake’s transaction financing plan, (ii) the fact that Silver Lake had not yet identified specific regulatory approvals applicable to a Potential Transaction, (iii) the definition of material adverse effect, (iv) Silver Lake’s proposal that the closing be conditioned on the receipt of certain unspecified third party consents, (v) the absence of a Majority of the Minority Vote requirement, (vi) the proposed “inside” and “outside” dates for closing, (vii) the absence of a proposed size of the “Company termination fee”, (viii) the proposed size of the “reverse termination fee” and the circumstances in which it would be payable, (ix) the regulatory efforts covenant, (x) Silver Lake’s proposal requiring the Company to pursue certain asset sales, (xi) covenants relating to the interim operations of the Company, stockholder litigation, financing and financing cooperation, (xii) the extent to which actions taken by certain affiliates of the buyer group (deemed to be “designated individuals”) would be taken into account in determining whether the Company had breached its covenants or representations and warranties under the Merger Agreement and (xiii) the role of the Special Committee in enforcement and defense of the Merger Agreement. Representatives of Centerview provided an update on Centerview ongoing review of the Company’s financial information.

On March 27, 2024, representatives of STB provided an initial draft of the Debt Commitment Letter to representatives of Latham and Cravath. From March 27, 2024 through the signing of the definitive agreements, the parties negotiated the final terms of the Debt Commitment Letter.

Between March 27, 2024 and the signing of the definitive agreements on April 2, 2024, representatives of Centerview, at the direction of the Special Committee, and Mr. Durban spoke numerous times to discuss various matters related to the Potential Transaction, including the status of financing sources and the potential timeline for negotiating and signing a Potential Transaction.

From March 28, 2024 until the signing of the definitive agreements, Mr. Emanuel called members of the Special Committee on several occasions and conveyed his support for the Special Committee process and a Potential Transaction.

On March 28, 2024, the Special Committee met via videoconference with representatives of Centerview and Cravath to discuss process updates and the status of various transaction documents, including the Merger Agreement. The representatives of Cravath noted that the parties remained apart on many of the issues described at the March 25, 2024 meeting of the Special Committee, including those related to deal certainty.

On March 29, 2024, the Special Committee met via videoconference with representatives of Centerview and Cravath to discuss the status of negotiations and key terms of the Merger Agreement, including Silver Lake’s proposal regarding regulatory approvals necessary to close the Transactions and potential alternative approaches.

Later on March 29, 2024, the Company delivered to representatives of Centerview an analysis of the unlevered free cash flow of the Company (including the approximately 51% equity interest in TKO held by the Company (such interest of TKO, “Owned TKO”)) allocable to the holders of the Diluted Securities (as defined below) (such analysis, the “FCF Allocation”). For a description of the FCF Allocation, see the section entitled “The Special Factors — Certain Company Financial Forecasts” beginning on page 83.

Later on March 29, 2024, the Special Committee met again with representatives of Centerview and Cravath to discuss Centerview’s review of the Company’s financial information. The representatives of Centerview then presented Centerview’s preliminary financial analyses of the Company on the basis of the Final Financial Model and FCF Allocation. For more information regarding Centerview’s final valuation analyses, which were presented to the Special Committee on April 2, 2024 and were determined by the Special Committee to be substantially the same as the analyses presented on March 29, 2024 (but with the inclusion of a graphic demonstrating the offer value per share of the Final Offer (as defined below)), see the section entitled “The Special Factors — Opinion of Centerview — Summary of Centerview Financial Analysis” beginning on page 74. The representatives of Cravath also reviewed with the Special Committee the potential timeline for signing and announcing the Transactions and factors that would influence such timeline.

Later on March 29, 2024, Silver Lake submitted a proposal to the Company to acquire 100% of the outstanding equity interests of the Company (other than equity interests to be rolled over by Silver Lake or Company management), at a price per share of $24.50 payable in cash (the “March 29 Proposal”), which proposal assumed the entry into satisfactory management agreements with each of Mr. Emanuel, Mr. Whitesell and Mr. Shapiro substantially concurrently with the execution of the Merger Agreement. The proposal represented a 38% premium to the unaffected share price of $17.72 per share at market close on October 25, 2023, and a 37% premium to the Company’s unaffected five-day VWAP of $17.88, in addition to being a 5% discount to Company’s trading price as of the close of business earlier that day, and a 0%, 0% and 1% premium to 30-, 60- and 90-day VWAP, respectively, of the Company’s shares as of March 29, 2024.

In the morning on March 30, 2024, Karen King, the Chief Legal Officer of Silver Lake, contacted a representative of Cravath to discuss certain open terms in the Merger Agreement. Throughout March 30, 2024, and until the signing of the definitive agreements, Ms. King and a representative of Cravath periodically communicated to negotiate terms of the transaction documents and discuss process matters related to the Potential Transaction.

Later in the morning on March 30, 2024, the Special Committee convened a meeting with representatives of Centerview and Cravath in attendance to discuss the Merger Agreement and certain other transaction agreements and the March 29 Proposal. Representatives of Cravath discussed with the Special Committee certain key open issues in the drafts of the Merger Agreement and other transaction agreements, as well as potential alternatives to Silver Lake’s proposal in respect of gaming regulatory approvals. The representatives of Centerview summarized the March 29 Proposal and presented their preliminary financial analyses of such proposal. Following this meeting, and at the direction of the Special Committee, representatives of Centerview informed Silver Lake that the Special Committee had rejected the March 29 Proposal, but that the Special Committee would be willing to consider a Potential Transaction at a price of $31.50 per share, in cash.

In the afternoon on March 30, 2024, a representative of Cravath met with the Special Committee to discuss certain open issues in the transaction agreements, including: (i) the treatment of gaming regulatory approvals (including for purposes of the closing conditions and regulatory efforts covenant), (ii) the “outside date” in the Merger Agreement, (iii) Silver Lake’s proposal that the Company be required to pursue sales of certain assets of the Company if directed to do so by the Parent Entities, (iv) the fact that, under the terms of the draft debt commitment letter, the Parent Entities’ debt commitments would be reduced if the Company completed certain specified assets sales, without any obligation for the Parent Entities to replace those commitments if the asset sales occurred prior to closing, and (v) the treatment of the Parent Entities’ proposed preferred equity financing under the transaction documents.

Later on March 30, 2024, Silver Lake submitted a revised proposal to the Company to acquire 100% of the outstanding equity interests of the Company (other than equity interests to be rolled over by Silver Lake or Company management), increasing the proposed price per share from $24.50 to $25.75 in cash (the “March 30 Proposal”). The revised proposal represented a 45% premium to the unaffected share price of $17.72 per share at market close on October 25, 2023, and a 44% premium to the Company’s unaffected five-day VWAP of $17.88, in addition to being a 0% premium to Company’s trading price as of the close of business on March 29, 2024, and a 5%, 5% and 6% premium to 30-, 60- and 90-day VWAP, respectively, of the Company’s shares as of March 29, 2024.

In the evening on March 30, 2024, following receipt of the March 30 Proposal, the Special Committee convened a meeting with representatives of Centerview and Cravath in attendance to discuss and consider the

March 30 Proposal. During the meeting, the Special Committee determined to reject the March 30 Proposal and instructed the representatives of Centerview to conduct further analyses of the March 30 Proposal. After receiving an unsolicited call from Mr. Durban during the meeting, a representative of Centerview, at the direction of the Special Committee, informed Mr. Durban that the Special Committee was disappointed with the March 30 Proposal. Also at the meeting, Cravath discussed with the Special Committee certain legal matters, including open issues in the Merger Agreement that had been discussed at the Special Committee’s meeting that afternoon and the definition of “material adverse effect” and associated disclosures to be made by the Company.

In the morning on March 31, 2024, the Special Committee convened a meeting to discuss the March 30 Proposal and next steps. The representatives of Centerview presented certain preliminary financial analyses of the March 30 Proposal requested by the Special Committee the prior day. The Special Committee then discussed a potential counteroffer and, on the basis of the discussion, directed the representatives of Centerview to make a counterproposal on the Special Committee’s behalf of $30.50 per share to Silver Lake. The representatives of Cravath also provided an update on the status of various transaction documents, and noted Silver Lake had reiterated its position that it would not accept a Majority of the Minority Vote closing condition. Subsequently, representatives of Centerview presented the Special Committee’s counterproposal to Mr. Durban, who responded by indicating that he had conferred with Silver Lake’s proposed preferred equity and other financing sources and believed that Silver Lake could increase its proposed purchase price-per share from $25.75 (as reflected in the March 30 Proposal) to $27.00.

Later in the morning on March 31, 2024, the Special Committee met two times to review Silver Lake’s oral proposal, which was subsequently followed by a written offer to acquire 100% of the outstanding equity interests of the Company (other than equity interests to be rolled over by Silver Lake or Company management) for $27.00 in cash. In between the meetings, Mr. Emanuel (in one case, together with Mr. Shapiro) called each member of the Special Committee to convey support for a Potential Transaction, assuming the Special Committee and Silver Lake could agree on terms. Mr. Emanuel also indicated to one Special Committee member his understanding that Silver Lake’s financing sources would not support a purchase price in the range of $28.00 per share or above. At the second of these Special Committee meetings, the Special Committee, following deliberation and discussion, directed representatives of Centerview to counter with a price between $29.00 and $29.50 per share, contingent on agreement on other deal terms.

Throughout the remainder of March 31, 2024, at the direction of the Special Committee, representatives of Centerview spoke with Mr. Durban and Silver Lake’s advisors to communicate the Special Committee’s counterproposal and to negotiate price. During the course of these conversations, Mr. Durban indicated that Silver Lake’s authority from its limited partners did not permit it to offer a headline purchase price that exceeded $27.50 per share and that, in addition, Silver Lake did not believe that the Company’s implied value supported such a price. The Special Committee also convened three additional meetings with representatives of Centerview and representatives of Cravath to discuss the ongoing negotiations regarding price and transaction terms.

Throughout the day on April 1, 2024, the Special Committee convened four meetings to discuss the Potential Transaction and the ongoing negotiations with respect thereto. Among the matters discussed were the factors in favor of and against the Potential Transaction at a price of $27.50 per share. The Special Committee also considered that the Reporting Persons had stated that they would make public disclosures on Schedule 13D/A the following day, Tuesday April 2, 2024, and the risk that additional negotiations could cause Silver Lake to abandon the negotiations and the Potential Transaction altogether. The members of the Special Committee also considered alternative mechanisms for obtaining value for the Unaffiliated Stockholders. Among the potential alternatives to an increase in the headline purchase price considered was a requirement that the Company pay dividends to the Company’s stockholders after the signing of the Merger Agreement and prior to the closing of the Transactions. Because Silver Lake had previously refused to grant the Company the right to declare or pay dividends in respect of the Class A Common Stock between signing and closing (and the Special Committee and the Company had accepted this position during the course of negotiations), and Silver Lake had also stated during negotiations that it did not intend to permit the Company to declare or pay any such dividends, any such dividends would represent additional economic value for the Unaffiliated Stockholders.

Also throughout the day on April 1, 2024, at the direction of the Special Committee, the representatives of Cravath and Centerview had numerous discussions with Silver Lake, members of Company management, STB and Latham to negotiate and discuss a potential dividend to be paid between signing and closing to the holders of Class A Common Stock and certain other transaction terms.

Later on April 1, 2024, following several such discussions, Silver Lake submitted a proposal to acquire 100% of the outstanding equity interests of the Company, other than (and contingent on) equity interests that are rolled over by Silver Lake or certain members of Company management, (i) at a per-share price of $27.50 plus (ii) a commitment by the Company to pay regular quarterly dividends during the period between the signing of definitive transaction agreements and the closing of the Transactions, in a per-share amount equal to $0.06, with a guarantee that at least four such dividend payments would be made to Company stockholders even if less than four quarters elapsed before the Transactions closed (the “Final Offer” and, clauses (i) and (ii) collectively, the “Public Stockholder Consideration”). For more information regarding the obligation of the Company to pay dividends, see the section entitled “The Merger Agreement — Dividends” beginning on page 133.

Following receipt of the Final Offer, the Special Committee convened a meeting on April 1, 2024, with representatives of Centerview and Cravath in attendance. Representatives of Centerview discussed the Final Offer and discussion of the factors for and against accepting the Final Offer among the Special Committee and its advisors ensued. After deliberation, the Special Committee unanimously determined to accept the Final Offer, subject to the satisfactory resolution of the outstanding transaction terms (including in respect of the Parent Entities’ financing commitments in the event of pre-closing asset sales), which determination was communicated by a member of the Special Committee to Mr. Durban.

During the remainder of April 1, 2024 and throughout the course of the morning of April 2, 2024, the Special Committee’s, the Company’s and Silver Lake’s advisors finalized the Merger Agreement, each of the exhibits to the Merger Agreement, the disclosure schedules and each of the ancillary documents to be entered into in connection therewith. In the final Merger Agreement, Silver Lake agreed that if the debt commitments under the debt commitment letter were reduced upon the Company completing certain specified assets sales, the Parent Entities would replace those commitments. Additionally on April 1, 2024, representatives of Centerview provided to the Special Committee (via Cravath) updated written disclosures of its relationships with Silver Lake (including its portfolio companies), the Company and certain of their respective affiliates.

Early in the morning on April 2, 2024, the Special Committee convened a meeting via videoconference with the representatives of Centerview and Cravath attending. The representatives of Cravath reviewed with the members of the Special Committee their fiduciary duties and other legal matters relevant to a potential take-private of the Company. The representatives of Cravath then reviewed with the Special Committee the terms of the draft Merger Agreement and other transaction documents for the Potential Transaction. The representatives of Centerview then reviewed with the Special Committee Centerview’s financial analyses of the Public Stockholder Consideration (using materials substantially similar to those reviewed with the Special Committee on March 29, 2024), and rendered to the Special Committee an oral opinion, which was subsequently confirmed by delivery of a written opinion dated such date that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken in preparing its opinion, the Public Stockholder Consideration to be paid to the holders of the outstanding shares of Class A Common Stock (other than Opinion Excluded Shares) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders. For a more detailed discussion of Centerview’s opinion see the section entitled “The Special Factors — Opinion of Centerview” beginning on page 74.

Later in the morning on April 2, 2024, the Special Committee held a meeting via videoconference with representatives of Cravath and Centerview in attendance to review and discuss the changes to the terms of the transaction documents.

Even later in the morning on April 2, 2024, the Special Committee held another meeting via videoconference with representatives of Cravath and Centerview in attendance. At the meeting, Cravath reviewed and discussed with the Special Committee the final forms of the Merger Agreement and each of the other transaction documents to be entered into in connection therewith, which final forms had been provided to the Special Committee. The Special Committee also reviewed the updated relationship disclosures of its relationships with Silver Lake (including its portfolio companies), the Company and certain of their respective affiliates provided by Centerview the prior day. Following further discussion and consideration, including consideration of the reasons in favor of the Mergers described the section below entitled “The Special Factors — Recommendation of the Executive Committee; Reasons for the Mergers” beginning on page 64, the Special Committee determined to recommend in favor of the Potential Transaction and unanimously adopted resolutions recommending that the Executive Committee (i) approve the Merger Agreement and the Transactions, including the Mergers, (ii) recommend the adoption and approval of the Merger Agreement and the Transactions, including the Mergers, by the stockholders of the Company and (iii) approve the execution, delivery and performance by the Company, Manager and OpCo of the Merger Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth therein.

Immediately following the meeting of the Special Committee, a meeting of the Executive Committee was convened. The attendee directors were Messrs. Emanuel, Whitesell, Durban and Evans. Representatives of Latham were also in attendance. The representatives of Latham reviewed with the Executive Committee the principal terms of the proposed Merger Agreement, Voting and Support Agreement, Shapiro A&R Employment Agreement Amendment, Shapiro Employment Agreement, Emanuel Letter Agreement and Whitesell Letter Agreement. Representatives of Latham also noted that Messrs. Emanuel and Whitesell were each represented by independent counsel during the negotiations of the proposed Transactions and the foregoing documents (including the Emanuel Letter Agreement and the Whitesell Letter Agreement, as applicable) and accordingly were fully informed of all negotiations and material terms thereof. Representatives of Latham then reviewed the fiduciary duties owed by the members of the Executive Committee to the Company’s stockholders in connection with the proposed Transactions under Delaware law. Representatives of Latham further noted that each member of the Executive Committee had disclosed its respective conflicts of interest regarding the Potential Transaction and then reviewed with the Executive Committee the Amendment No. 3 to the Executive Committee Charter, pursuant to which the members of the Executive Committee agreed that they would not be required to recuse themselves from the meeting of the Executive Committee to approve the Potential Transaction notwithstanding their respective conflicts of interest. The representatives of Latham then informed the members of the Executive Committee that the Special Committee had concluded their negotiations and unanimously determined that the Merger Agreement and the Transactions were advisable, fair and in the best interests of the Company and its Unaffiliated Stockholders and recommended that the Executive Committee approve the Merger Agreement and the Transactions and recommend the adoption and approval thereof to the stockholders of the Company. After discussion, the Executive Committee, acting upon the unanimous recommendation of the Special Committee, (i) determined that the terms of the Merger Agreement and the transactions contemplated thereby, including the Mergers, are fair to and in the best interests of the Company and its Unaffiliated Stockholders, (ii) declared the Merger Agreement and transactions contemplated thereby advisable, (iii) adopted and approved the Merger Agreement and approved the execution and delivery by the Company of the Merger Agreement and the other agreements and document to be entered into in connection therewith, the performance by the Company of its covenants and agreements contained therein and the consummation of the Mergers and the Transactions upon the terms and subject to the conditions set forth therein, (iv) resolved to recommend the adoption of the Merger Agreement and approval of the Mergers and the other transactions contemplated by the Merger Agreement by the stockholders of the Company and (v) directed that the Merger Agreement be submitted to the stockholders of the Company entitled to vote for its adoption, which could be by written consent of the requisite stockholders in lieu of a meeting in accordance with Section 228 of the DGCL.

Later on April 2, 2024, the Company Entities, Parent Entities, Merger Subs and the other parties thereto executed the Merger Agreement and the other applicable transaction documents. Shortly thereafter, the Company halted trading of its stock and the Company and Silver Lake issued a joint press release announcing the

Transactions. Shortly following the execution of the Merger Agreement, Silver Lake delivered to the Company a written consent approving the Merger Agreement and the Transactions.

Later in April 2024, at Silver Lake’s request, pursuant to (and therefore as required by) Section 7.16 of the Merger Agreement, the Company began exploring a sale of its OpenBet business (“OpenBet”) and its IMG ARENA business (“IMG ARENA”), which together constitute all of the Company’s Gaming Assets. For more information on Section 7.16 of the Merger Agreement, please see the section entitled “The Merger Agreement — Company Sales” beginning on page 143. The Company subsequently engaged The Raine Group (“Raine”) and Oakvale Capital (“Oakvale”) as its financial advisors to assist the Company in evaluating an auction process for its Gaming Assets. Beginning in May 2024, management of the Company (excluding Mr. Emanuel), with assistance from Raine and Oakvale, engaged with 41 potential bidders for either (i) an acquisition of both of OpenBet and IMG ARENA or (ii) an acquisition of only one of OpenBet and IMG ARENA. 19 parties (the “Initial Potential Bidders”) executed confidentiality agreements and engaged in initial discussions with management of the Company regarding a potential transaction for one or both of OpenBet and IMG ARENA. Mr. Emanuel was not one of the Initial Potential Bidders.

On May 16, 2024, representatives of Centerview provided to the Special Committee (via Cravath) supplemental written disclosures of its relationships with the Original Preferred Equity Investors and certain of their affiliates.

Starting on June 18, 2024, 13 of the Initial Potential Bidders for the Gaming Assets were sent process letters. Subsequently, Company management received offers for the acquisition of IMG ARENA from two of the Initial Potential Bidders and separately received offers for the acquisition of OpenBet from two other Initial Potential Bidders (the “Gaming Asset Offers”, and such Initial Potential Bidders, the “Potential Gaming Counterparties”). The Company separately received one non-binding indicative offer for the acquisition of both OpenBet and IMG ARENA in a single transaction from one of the Initial Potential Bidders, which included a number of diligence-related assumptions and was conditioned upon the Company agreeing to a lengthy exclusivity period with the counterparty, and was therefore not viewed as a viable option by the Executive Committee.

On July 30, 2024, the Special Committee met via videoconference with representatives of Cravath to review a draft of this information statement. The Special Committee also reviewed the supplemental relationship disclosures previously provided by Centerview, and determined that such supplemental disclosures did not identify additional material relationships.

During the months of June through October 2024, management of the Company reviewed the Gaming Asset Offers and engaged in discussions with the Potential Gaming Counterparties. Following a detailed review of each Potential Gaming Counterparty’s gaming regulatory and antitrust profiles with the Company’s outside legal advisors, management of the Company determined that, due to a number of factors, including the expected timeline for receipt of required regulatory and/or antitrust approvals, none of the Potential Gaming Counterparties were likely to be able to complete a Gaming Asset Sale prior to the Outside Date (if at all).

During that same period, the Company, together with its outside legal and financial advisors, also periodically engaged in discussions with Mr. Emanuel and a member of OpenBet management, as well as Akin acting as Mr. Emanuel’s outside legal advisor, regarding the possibility of a management buyout of OpenBet and IMG ARENA, which would be led by Mr. Emanuel, could likely be completed prior to the Outside Date and would have included other satisfactory terms.

On November 11, 2024, at Silver Lake’s request and pursuant to Section 7.16 of the Merger Agreement, WME IMG, LLC (“WME IMG”), an indirect controlled subsidiary of the Company, entered into a transaction agreement (the “OB/Arena Transaction Agreement”) with OB Global Holdings LLC (“OB Global Holdings”), an entity affiliated with Mr. Emanuel and a member of OpenBet management, pursuant to which, among other things, OB Global Holdings agreed to acquire OpenBet and IMG ARENA from WME IMG in exchange for consideration of approximately $450 million (subject to certain adjustments), consisting of (i) a $100 million cash payment and (ii) an unsecured promissory note with a make-whole value of approximately $350 million upon the occurrence of certain events, including a voluntary prepayment or a change of control of OB Global Holdings (the “OB/Arena Transaction”). Prior to the execution of the OB/Arena Transaction Agreement, the OB/Arena Transaction Agreement and the OB/Arena Transaction were unanimously approved by the Executive Committee (excluding Mr. Emanuel, who had recused himself from such approval). Because Mr. Emanuel and OB Global Holdings are “Related Persons” of the Company (as defined in the Company’s Related Person Transaction Policy and Procedures (the “RPT Policy”)) and the OB/Arena Transaction constitutes (or may be deemed to constitute) a “Related Person Transaction” (as defined in the RPT Policy), the OB/Arena Transaction Agreement and the OB/Arena Transaction were also unanimously approved by the audit committee of the Company. The closing of the OB/Arena Transaction is conditioned on the closing of the Transaction and required to occur on the closing date of the Transaction and prior to the closing of the Transaction on such date, and the OB/Arena Transaction Agreement will automatically terminate upon the termination of the Merger Agreement. WME IMG and IMG ARENA expect to consummate a further transfer and sale of IMG ARENA to a third party in a private transaction following closing of the OB/Arena Transaction, subject to, among other matters, receipt of required regulatory approvals.

On October 23, 2024, at Silver Lake’s request and pursuant to Section 7.16 of the Merger Agreement, OpCo, IMG Worldwide, LLC (“IMG Worldwide”) and Trans World International, LLC entered into the TKO Transaction Agreement, pursuant to which, among other things, OpCo and IMG Worldwide agreed to transfer the Company’s Professional Bull Riders, On Location and IMG businesses to TKO in exchange for 26,139,590 common units in TKO OpCo, having an aggregate value of $3.25 billion, and will subscribe for an equivalent number of corresponding shares of Class B common stock in TKO, subject to certain adjustments (the “TKO Transaction”). In connection with the TKO Transaction, (i) Mr. Emanuel entered into the Emanuel Letter Agreement Amendment, effective upon the consummation of the TKO Transaction, pursuant to which Mr. Emanuel agreed to waive his right to receive the Emanuel Asset Sale Bonus and (ii) Mr. Shapiro entered into the Third Shapiro Employment Agreement Amendment and the Shapiro A&R Employment Agreement Amendment, pursuant to which Mr. Shapiro agreed to waive his right to receive the Shapiro Asset Sale Bonus (the foregoing amendments, the “Emanuel/Shapiro Amendments”). If the TKO Transaction Agreement is terminated or if the TKO Transaction is otherwise not consummated for any reason, Mr. Emanuel and Mr. Shapiro will remain eligible for the Emanuel Asset Sale Bonus or Shapiro Asset Sale Bonus, as applicable, and such bonus shall be subject to the same terms and conditions as set forth in the Emanuel Letter Agreement, Second Shapiro Employment Agreement Amendment and Shapiro A&R Employment Agreement, as applicable. The TKO Transaction, the TKO Transaction Agreement and the Emanuel/Shapiro Amendments were unanimously approved by the Executive Committee, provided that (i) Messrs. Emanuel, Durban and Evans recused themselves from the portion of such approval relating to the Emanuel Letter Agreement Amendment and (ii) Messrs. Durban and Evans recused themselves from the portion of such approval relating to the Third Shapiro Employment Agreement Amendment and the Shapiro A&R Employment Agreement Amendment.

Recommendation of the Executive Committee; Reasons for the Mergers

At a meeting of the Executive Committee held on April 2, 2024, the Executive Committee, acting upon the recommendation of the Special Committee, considered and evaluated the Merger Agreement and the Transactions contemplated thereby, including the Mergers, and unanimously:

•

determined that the Merger Agreement and the Transactions, including the Mergers, are fair and in the best interests of, the Company, its stockholders, including the Unaffiliated Stockholders, Manager, OpCo and its members;

•	approved and declared the Merger Agreement and the Transactions advisable;

•

authorized and approved the execution, delivery and performance by the Company, Manager and OpCo of the Merger Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth therein;

•

authorized the officers of the Company to enter into the Merger Agreement and all other documents, certificates, agreements and instruments contemplated thereby on behalf of the Company, Manager and OpCo, as applicable, and to do all things and take all actions necessary or advisable to consummate the Transactions; and

•	recommended the adoption of the Merger Agreement by the stockholders of the Company.

In the course of the Executive Committee making such determinations, the Executive Committee considered the following potentially positive factors, which are not intended to be exhaustive and are not presented in any relative order of importance:

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the Special Committee’s unanimous determination that the Merger Agreement and the Transactions, including the Mergers, are advisable, fair to, and in the best interests of, the Company and the Unaffiliated Stockholders and the Special Committee’s unanimous recommendation to the Executive Committee that the Executive Committee approve the Merger Agreement and the Transactions, including the Mergers, and recommend adoption and approval of the Merger Agreement and the Transactions, including the Mergers, to the stockholders of the Company;

•

the procedural fairness of the Transactions, including that the members of the Executive Committee disclosed their conflicts of interest regarding the Transactions and that the Special Committee was (i) comprised solely of independent and disinterested directors, (ii) empowered to and did review, evaluate and negotiate the Merger Agreement and other definitive documentation providing for the Transactions, (iii) empowered to and did make a determination as to whether the Transactions were fair to, and in the best interests of, the Company, its stockholders, and the equityholders of Manager and OpCo, (iv) empowered to and did make a recommendation to the Executive Committee with respect to the Transactions (in a context in which the Executive Committee, on behalf of the Board, had committed that neither the Executive Committee nor the Board would approve a potential transaction with Silver Lake without a prior favorable recommendation by the Special Committee) and (v) advised by its own independent legal and financial advisors;

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the fact that the Transactions, if approved by the Executive Committee, would have been approved by both members of the Special Committee, who constitute a majority of the three independent and disinterested directors of the Company, as well as by at least one of Silver Lake’s two director designees, Egon Durban and Stephen Evans, who, together with Ursula Burns and Jacqueline Reses, would constitute a majority of the five directors of the Company who are not employees of the Company or any of its subsidiaries;

•	the fact that the price of $27.50 in cash per share of Class A Common Stock payable in the Mergers provides certainty, immediate value and liquidity to the Company’s shareholders;

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the Executive Committee’s view that the $27.50 per share of Class A Common Stock in cash payable in the Mergers was more favorable to all of the Company’s stockholders on a risk-adjusted basis than the potential value that might result from other alternatives reasonably available to the Company, based upon the extensive knowledge of the members of the Executive Committee of the Company’s business, assets, financial condition and results of operations, its competitive position and historical and projected financial performance, and the belief that the Transactions represented an attractive and comparatively certain value for all of the Company’s stockholders relative to the risk-adjusted prospects for the Company on a standalone basis;

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the fact that Silver Lake had stated in its October 25, 2023 announcement and repeated thereafter that, as a holder of a majority of the outstanding voting interests in the Company, it was not interested in potential alternative opportunities involving a sale of Company securities by Silver Lake to a third party or entertaining bids for assets held by the Company;

•	the fact that the Company has sufficient operating flexibility to conduct its business in the ordinary course prior to the consummation of the Transactions;

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the fact that the form of the Merger Consideration will be cash, which will provide the Company’s stockholders with certainty of value and immediate liquidity, while eliminating the market and long-term business risks related to the Company’s future growth prospects; and

•	the Executive Committee’s view that the terms of the Merger Agreement were advisable and favorable to the Company and its stockholders, including:

•	the fact that the Guarantors are guaranteeing the full amount of Parent Entities’ termination fee under the Merger Agreement;

•	the fact that the Parent Entities and the Merger Subs agreed to use reasonable best efforts to eliminate regulatory impediments to consummate the Transactions; and

•

the Company’s ability, under circumstances specified in the Merger Agreement and the Equity Commitment Letter, to specifically enforce the Parent Entities’ and the Merger Subs’ obligations under the Merger Agreement and to cause the Equity Financing to be funded as contemplated by the Merger Agreement and the Equity Commitment Letter.

In the course of its deliberations, the Executive Committee also considered and balanced against the positive reasons a number of potentially negative factors concerning the Transactions, including the following factors, which are not intended to be exhaustive and are not presented in any relative order of importance:

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the fact that, following the closing of the Transactions should they close, the Unaffiliated Stockholders will not participate in any further future growth potential or benefit from any future increase in the value of the Company;

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the fact that, should the Transactions close, the Unaffiliated Stockholders who receive the Merger Consideration will not participate in, and will not have participated in, any growth or increase in the value of the Company between the date of the Merger Agreement and the closing of the Transactions;

•

the possibility that not all conditions to the Mergers will be timely satisfied or waived and that the Transactions will not be consummated and the potential negative effects on the Company’s business, operations, financial results and stock price;

•

the restrictions on the conduct of the Company’s business prior to the consummation of the Transactions, requiring the Company to conduct its business in the ordinary course and preventing the Company from taking certain specified actions, subject to specific limitations, all of which may delay or prevent the Company from undertaking business opportunities pending completion of the Transactions;

•

the significant costs involved in connection with entering into the Merger Agreement and consummating the Transactions (many of which are payable whether or not the Transactions are consummated) and the substantial time and effort of the Company’s management required to complete the Transactions, which may disrupt its business operations and have a negative effect on its financial results;

•	the conditions to the obligations of the Parent Entities to complete the Transactions and the right of Parent Entities to terminate the Merger Agreement under certain circumstances;

•	the possibility that the Company may be obligated to pay the Parent Entities a termination fee of $288.5 million if the Merger Agreement is terminated under certain circumstances;

•	the fact that completion of the Mergers requires certain regulatory clearances and consents, including under the HSR Act and certain foreign antitrust and foreign investment laws; and

•	the risk of litigation arising from stockholders of the Company in respect of the Merger Agreement or the Transactions.

The Executive Committee also considered the fact that the Special Committee, after initially requesting that the closing of the Mergers be conditioned on the receipt of the affirmative vote of a “majority of the minority” of the Unaffiliated Stockholders, ultimately concluded that it was in the best interests of the Company and the Unaffiliated Stockholders to enter into the Transactions (on the terms set forth in the Merger Agreement) without a Majority of the Minority Vote condition, as discussed in more detail in the section entitled “The Special Factors — Recommendation of the Special Committee; Reasons for the Recommendation” beginning on page 68.

The Executive Committee and the Special Committee did not specifically consider the net book value of the Company in the evaluation of the Transactions, because of the belief that net book value does not present a meaningful valuation for the Company and its business, as the Company’s value is derived from the cash flows generated from its continuing operations rather than from the value of assets that might be realized from net book value which is significantly influenced by historical costs.

The Executive Committee and the Special Committee did not specifically consider liquidation value as a factor because they consider the Company to be a viable going concern business and the trading history of the Company Common Stock to generally be an indication of its value as such and they had no intention to liquidate the Company.

In addition, the Special Committee and the Executive Committee did not specifically seek to establish a going concern valuation of the Company (without giving effect to the Transactions) or specifically consider the purchase prices paid by the Company in its previous purchases of Class A Common Stock. Rather, the Special Committee believed that the financial analyses presented by Centerview, as more fully summarized in the section entitled “The Special Factors — Opinion of Centerview Partners LLC” beginning on page 74, represented potential valuations of the Company as it continues to operate its business. The Special Committee considered each of the analyses performed by Centerview in the full context of the fairness opinion provided by Centerview as well as various additional factors, as discussed below.

After taking into account all of the factors set forth above, as well as others, the Executive Committee determined that the potentially positive factors outweighed the potentially negative factors. The above discussion of the information and factors considered by the Executive Committee is not intended to be exhaustive but indicates the material matters considered. In reaching its determination and recommendation, the Executive Committee did not quantify, rank or assign any relative or specific weight to any of the foregoing factors, and individual members of the Executive Committee may have considered various factors differently. The Executive Committee did not undertake to make any specific determination as to whether any specific factor, or any particular aspect of any factor, supported or did not support its ultimate recommendation. The Executive Committee based its recommendation on the totality of the information presented. In making its determinations and approvals, the Executive Committee expressly adopted the analysis of the Special Committee, which is discussed below in the section entitled “Recommendation of the Special Committee; Reasons for the Recommendation”, in the course of reaching the Special Committee’s unanimous decision to recommend that the Executive Committee approve the Merger Agreement and the Transactions, including the Mergers. This explanation of the reasoning of the Executive Committee and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in the section entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 37.

The Executive Committee is not aware of any firm offer by any other person during the prior two years for a merger or consolidation of the Company with another company, the sale or transfer of all or substantially all of the Company’s assets or a purchase of the Company’s securities that would enable such person to exercise control of the Company.

Recommendation of the Special Committee; Reasons for the Recommendation

On April 2, 2024, the Special Committee, acting with the advice and assistance of its own independent legal and financial advisors, reviewed, discussed and considered the Merger Agreement and the Transactions, including the Mergers, and unanimously (i) determined, among other things, that the Merger Agreement and the Transactions, including the Mergers, on the terms and subject to the conditions set forth in the Merger Agreement, were advisable, fair to and in the best interests of the Company and the Unaffiliated Stockholders and (ii) declared advisable the Merger Agreement and the Transactions, including the Mergers. The Special Committee further unanimously recommended that the Executive Committee:

•	approve the Merger Agreement and the Transactions, including the Mergers;

•	recommend the adoption and approval of the Merger Agreement and the Transactions, including the Mergers, by the stockholders of the Company; and

•

approve the execution, delivery and performance by the Company, Manager and OpCo of the Merger Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth therein.

Prior to and in reaching the unanimous determination described above, the Special Committee considered, in consultation with its own independent legal and financial advisors, the following potentially positive factors, among others, which are not intended to be exhaustive and are not presented in any relative order of importance:

•

the Special Committee’s understanding of the Company’s industry, business, operations, financial condition, earnings, strategy and prospects, as well as the Company’s historical and projected financial performance;

•

the current and historical prices of the Class A Common Stock, including the fact that the Public Stockholder Consideration represented a total cash amount of $27.74, consisting of $27.50 per share and an additional $0.24 per share in dividend payments (i.e. the Merger Consideration plus the Quarterly Dividends and the Catch-Up Dividend) and a premium of approximately:

•

57% over the unaffected closing stock price on October 24, 2023, the last full trading day prior to the Company’s issuance of a press release on October 25, 2023 announcing an evaluation of strategic alternatives and Silver Lake’s issuance of a press release on October 25, 2023 stating Silver Lake’s intention to make a proposal to take the Company private;

•

57% and 7% over the low and high ends, respectively, of the trading range of the closing price of the Class A Common Stock for the 52-week period ending on March 28, 2024, the last full trading day prior to receipt of the Final Offer; and

•

13%, 13% and 14% over the 30-, 60- and 90-day volume-weighted average trading price of the Class A Common Stock, respectively, as of March 28, 2024, the last full trading day prior to receipt of the Final Offer;

•

that the Special Committee was able to negotiate an increase in the Merger Consideration from the $24.50 per share offered in the March 29 Proposal to $27.50, and was able to also negotiate for the Quarterly Dividends and Catch-Up Dividend, amounting to an additional amount per share of Class A Common Stock of $0.24 in cash, together representing an aggregate amount of $27.74 and an increase of approximately 13%;

•

the Special Committee’s belief that the cash amount of the Final Offer was the highest price that could be obtained from the Parent Entities and Silver Lake and that the terms set forth in the Merger Agreement were the most favorable terms the Parent Entities and Silver Lake would be willing to agree to and that further negotiations would create a risk of causing the Parent Entities and Silver Lake to abandon the Transactions altogether;

•

the fact that Silver Lake had stated in its October 25, 2023 announcement and repeated thereafter that, as a holder of a majority of the outstanding voting interests in the Company, it was not interested in potential alternative opportunities involving a sale of Company securities by Silver Lake to a third party or entertaining bids for assets held by the Company;

•

the Special Committee’s assessment of other potential disruptions to the Company’s operations, employees, clients and other stakeholders and the potential impact on financial results and stock price that could result from a failure to announce the Transactions on a timely basis or at all;

•

the Special Committee’s assessment of potential risks and uncertainties associated with the organizational structure of the Company and the potential impact of those factors on the trading price of Company stock, including risks and uncertainties associated with (i) the Company’s modified Up-C structure and related matters and (ii) the breadth and scale of the Company’s platform, which is complex and encompasses various businesses;

•

the Special Committee’s assessment of potential risks and uncertainties associated with the Company remaining an independent public company as a possible strategic alternative to entering into the Transactions with the Parent Entities, including the risk factors set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023;

•	the Special Committee’s assessment of the importance of senior management continuity in the Company’s conduct of its business;

•

the Special Committee’s consideration of the current state of the economy, debt financing markets and uncertainty surrounding forecasted economic conditions in the near-term and the long-term, which could negatively affect the Company’s financial performance;

•	the fact that Company management had expressed the view that the Company would not be able to optimally execute its business and strategic plans as an independent standalone public company;

•

the Special Committee’s assessment, taking into account the other factors described herein (including trading history of Class A Common Stock since the IPO), of the Company’s value on a standalone basis relative to the value of the Public Stockholder Consideration, and the possibility that the trading price of the Class A Common Stock would not otherwise reach such a value (including due to the variety and complexity of the Company’s businesses and the limited number of public companies with characteristics comparable to those of Company), or that doing so could take a considerable period of time;

•

the oral opinion of Centerview rendered to the Special Committee on April 2, 2024, which was subsequently confirmed by delivery of a written opinion dated such date that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Public Stockholder Consideration to be paid to the holders of the outstanding shares of Class A Common Stock (other than Opinion Excluded Shares) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders, as more fully described in the section entitled “The Special Factors — Opinion of Centerview” beginning on page 73;

•	Silver Lake’s business reputation, experience and capabilities;

•

the fact that the Merger Consideration is all cash, which provides certainty of value and, upon consummation of the Mergers, immediate liquidity to the Unaffiliated Stockholders, especially when viewed against any internal or external risks and uncertainties associated with the Company’s standalone strategy;

•

the fact that, in the event that the Transactions failed to close on a timely basis or at all, holders of Class A Common Stock would still receive interim dividend payments that were made prior to the termination of the Merger Agreement;

•

the debt financing commitments provided to the Parent Entities by the Debt Financing Sources in connection with the Mergers and the fact that such financing was committed prior to the execution of the Merger Agreement;

•

the likelihood that the Mergers would be completed, based on, among other things, the limited number and nature of the conditions to the completion of the Mergers, including the fact that there is no financing condition;

•	the equity and debt financing commitments provide for the funding of the Transactions, as further described in the section entitled “The Special Factors — Financing” beginning on page 95;

•

the Company’s ability, under the circumstances specified in the Merger Agreement and the Equity Commitment Letter, to specifically enforce the Parent Entities’ and the Merger Subs’ obligations under the Merger Agreement and to cause the Equity Financing to be funded as contemplated by the Merger Agreement and the Equity Commitment Letter;

•

the fact that, if the Company or any Parent Entity terminates the Merger Agreement under certain circumstances (including the failure of the Parent Entities to close when required to do so under the Merger Agreement), the Parent Entities would be required to pay to the Company a termination fee of $705 million;

•	the fact that the termination fee of $288.5 million payable by the Company to the Parent Entities is only payable in certain limited circumstances;

•

the fact that the Guarantors have provided the Limited Guarantee, which absolutely, unconditionally and irrevocably supports the obligations of the Parent Entities with respect to certain payment obligations that may be owed to under the Merger Agreement (including the full amount of the Parent Entities’ termination fee); and

•	the other terms and conditions of the Merger Agreement, taken as a whole, as discussed in more detail in the section entitled “The Merger Agreement” beginning on page 126.

The Special Committee also considered certain factors relating to the procedural safeguards that it believes were and are present to ensure the fairness of the Merger Agreement, the Mergers and the other Transactions to the Unaffiliated Stockholders, including, among others, the factors discussed below, which are not presented in any relative order of importance. The Special Committee believes such factors support its determinations and recommendations and provide assurance of the procedural fairness of the Mergers:

•

the authority granted to the Special Committee by the Executive Committee to, among other things, (i) review, evaluate and negotiate the terms of any proposal relating to a potential transaction with Silver Lake (or, as an alternative, review, consider and evaluate whether the Company should continue to operate as a standalone independent entity), (ii) meet with Company management, members of the Executive Committee and outside advisors engaged by the Company or the Special Committee on a regular basis, (iii) make a determination as to whether a proposal relating to any potential transaction with Silver Lake and any definitive agreements with respect to any potential transaction with Silver Lake are fair to, and in the best interests of, the Company, its stockholders and the equityholders of Manager and OpCo and (iv) if the Special Committee deems appropriate, make a recommendation to the Executive Committee (or, if applicable, the Board) for or against the approval of the potential transaction with Silver Lake and the execution and delivery of the definitive documentation providing for the potential transaction with Silver Lake;

•

the fact that the Executive Committee (on behalf of the Board) committed that neither the Executive Committee nor the Board would approve a potential transaction with Silver Lake without a prior favorable recommendation by the Special Committee;

•	the fact that the Transactions, if recommended by the Special Committee and subsequently approved by the Executive Committee, would have been approved by both members of the Special Committee,

who constitute a majority of the three independent and disinterested directors of the Company, as well as by at least one of Silver Lake’s two director designees, Egon Durban and Stephen Evans, who, together with Ursula Burns and Jacqueline Reses, would constitute a majority of the five directors of the Company who are not employees of the Company or any of its subsidiaries;

•

that the compensation provided to the members of the Special Committee in respect of their services was not contingent on the Special Committee approving any transaction or documents, including the Merger Agreement;

•	that the Special Committee consists solely of independent and disinterested directors who are able to evaluate and negotiate on behalf of the Unaffiliated Stockholders with the Parent Entities;

•

that the Special Committee held 23 formal meetings (as well as a number of informal meetings, including meetings prior to its formation) to discuss and evaluate Silver Lake’s proposals and the Transactions and that each member of the Special Committee was actively engaged in the process;

•

that the Special Committee was empowered to and did engage, on commercially reasonable terms, at the expense of the Company, such advisors and agents, including financial and legal advisors, as the Special Committee in its sole discretion deemed necessary or appropriate and that it retained and received the advice of (i) Centerview as its own independent financial advisor and (ii) Cravath as its own independent legal advisor;

•

the fact that certain actions taken by, at the specific direction or with the consent of certain designated directors or executives of the Company who proposed to “rollover” equity interests in the Transactions would not constitute a Company breach of the Merger Agreement under certain circumstances;

•

the authority granted to the Special Committee under the Merger Agreement to control the Company’s enforcement or defense of rights under the Merger Agreement (including the Company’s rights related to termination and specific performance), subject to the right of the Executive Committee to waive certain closing conditions on behalf of the Company;

•

the availability of appraisal rights under the DGCL to Company stockholders and beneficial owners who comply with all of the required procedures for perfecting appraisal rights under the DGCL in connection with the Merger, including the fact that such stockholders and beneficial owners will have the right to demand appraisal and payment of the fair value of their shares as determined by the Court, as further described in the section entitled “Appraisal Rights” beginning on page 181; and

•	the fact that the Special Committee made its evaluation of the Merger Agreement and the Mergers based upon the factors discussed in this information statement.

In the course of its deliberations and in reaching the determination described above, the Special Committee also considered, in consultation with its own independent legal and financial advisors, a variety of risks and other countervailing factors related to the Merger Agreement and the Mergers, including, among others, the following factors, which are not presented in any relative order of importance:

•

the possibility that, at some future time, the Parent Entities could sell some or all of the Company or its securities, businesses or assets to one or more purchasers at a valuation higher than the valuation implied by the Transactions, and that the Unaffiliated Stockholders would not be able to directly participate in or benefit from such a sale;

•	the potential upside in the Company’s standalone strategic plan;

•

that certain of the Company’s officers and directors may have interests in the Transactions that are different from, or in addition to, the interests of the Unaffiliated Stockholders, including the exchange of certain equity interests held by officers and directors (excluding, for the avoidance of doubt, the members of the Special Committee) for equity in the post-closing surviving entities, certain of the Company’s directors’ and officers’ involvement with Silver Lake, the interests of the Company’s directors and officers in being entitled to continued indemnification and insurance coverage from the surviving company under the Merger Agreement and the Company’s certificate of incorporation and other interests described in the section entitled “The Special Factors — Interests of Our Directors and Executive Officers in the Mergers” beginning on page 110;

•

the possibility that not all conditions to the Mergers will be timely satisfied or waived and that the Transactions will not be timely consummated (or at all) and the potential negative effects on the Company’s business, operations, financial results and stock price, including:

•	the trading price of Class A Common Stock may decline to the extent that its market price currently reflects positive market assumptions that the Mergers will be consummated;

•

the potential negative impact on the Company’s ability to attract, hire and retain key employees, as current and prospective employees may experience uncertainty about their future roles with the Company following the Mergers;

•

the potential disruption to the Company’s business and distraction of its workforce and management team from day-to-day operations and from pursuing other opportunities that could be beneficial to the Company;

•	reputational harm to the Company’s relationships with investors, customers, business partners and other third parties due to the adverse perception of any failure to successfully complete the Mergers;

•	the fact that the Unaffiliated Stockholders will have no ongoing equity interest in the Surviving Company following the Mergers;

•

the restrictions on the conduct of the Company’s business prior to the consummation of the Mergers, which may delay or prevent the Company from undertaking certain significant business opportunities that may arise or any other action that it might otherwise take with respect to the operations and strategy of the Company, even if such actions would prove beneficial to the Company;

•

the risk that the Company may incur significant costs and material delays resulting from seeking regulatory approvals and other clearances, consents and approvals necessary for consummation of the Mergers;

•	the risk that the financing contemplated by the financing commitments will not be obtained and the Parent Entities would not be able to fully fund the Transactions;

•

the significant costs involved in connection with entering into the Merger Agreement and consummating the Transactions (many of which are payable whether or not the Transactions are consummated) and the substantial time and effort of the Company’s management required to complete the Transactions, which may disrupt its business operations and have a negative effect on its financial results;

•	the risk of litigation arising from stockholders of the Company in respect of the Merger Agreement or the Transactions; and

•	the fact that an all-cash transaction would be taxable to the holders of Class A Common Stock that are United States Holders for United States federal income tax purposes.

The Special Committee also considered the fact that, despite its initial request that the closing of the Mergers be conditioned on the receipt of the affirmative vote of a “majority of the minority” of the Unaffiliated Stockholders, the Mergers are not conditioned on such a vote. In connection therewith, the Special Committee ultimately concluded that it was in the best interests of the Company and the Unaffiliated Stockholders to enter into the Transactions (on the terms set forth in the Merger Agreement) without a Majority of the Minority Vote condition based on the following factors:

•	the fact that Silver Lake had repeatedly reiterated that it would not consider conditioning any Potential Transaction on a Majority of the Minority Vote condition;

•

the Special Committee’s assessment that continuing to insist on such a condition (or not approving the Transactions unless they had such a condition) would create a risk of causing the Parent Entities and Silver Lake to abandon the Transactions altogether; and

•

the fact that the Special Committee believed, including for the reasons described above, that the cash amount in the Final Offer was the highest price that could be obtained from the Parent Entities and Silver Lake and entering into the Transactions (on the terms set forth in the Merger Agreement) was in the best interests of the Company and the Unaffiliated Stockholders relative to the Company remaining a standalone public company.

After taking into account all of the factors set forth above, as well as others, the Special Committee determined that the potentially positive factors outweighed the potentially negative factors. The foregoing discussion of the factors considered by the Special Committee is not intended to be exhaustive, but rather includes the material factors considered by the Special Committee. In reaching its determination and recommendation, and in view of the wide variety of factors considered by the Special Committee in connection with its evaluation of the Transactions and the complexity of these matters, the Special Committee did not consider it practical, and did not attempt, to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision and did not undertake to make any specific determination as to whether any particular factor, or any particular aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Special Committee. Rather, the Special Committee made its recommendation based on the totality of the information available to the Special Committee, including discussions with, and questioning of, the Company’s management and the Special Committee’s independent legal and financial advisors. In considering the factors discussed above, individual members of the Special Committee may have given different weights to different factors.

This explanation of the Special Committee’s reasons for its recommendations and other information presented in this section is forward-looking in nature and should be read in light of the factors described in the section of this information statement entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 37.

Required Stockholder Approval for the Mergers

Under Delaware law and the Company’s Charter, the adoption of the Merger Agreement by our stockholders required the affirmative vote or written consent of the holders of a majority of the aggregate voting power of the outstanding Shares entitled to vote thereon. As of April 2, 2024, the record date for determining stockholders of the Company entitled to vote on the adoption of the Merger Agreement, there were 301,600,215 shares of Class A Common Stock, 165,849,390 shares of Class X Common Stock and 225,897,909 shares of Class Y Common Stock outstanding, and there were no shares of Class B Common Stock or Class C Common Stock outstanding. Holders of Class A Common Stock and Class X Common Stock are entitled to one vote for each share held of record, and holders of Class Y Common Stock are entitled to 20 votes for each share held of record, in each case on all matters on which stockholders are entitled to vote generally, including adoption of the Merger Agreement.

On April 2, 2024, following the execution of the Merger Agreement, (a) the SLP Holders, which collectively on such date beneficially owned 91,976,482 shares of Class A Common Stock, 82,138,074 shares of Class X Common Stock, and 169,392,221 shares of Class Y Common Stock, and (b) the Management Holders, which collectively on such date beneficially owned 1,904,044 shares of Class A Common Stock, 47,503,695 shares of Class X Common Stock and 47,503,695 shares of Class Y Common Stock, together collectively beneficially owning a majority of the aggregate voting power of the outstanding Shares, delivered the Written Consent. No further action by any other Company stockholder is required under applicable law or the Merger Agreement (or otherwise) in connection with the adoption of the Merger Agreement. As a result, the Company is not soliciting your vote for the adoption of the Merger Agreement and will not call a stockholders’ meeting for purposes of voting on the adoption of the Merger Agreement. No action by the stockholders of the Company is required to complete the Mergers and all requisite corporate action by and on behalf of the Company Entities, the Parent Entities and the Merger Subs required to complete the Mergers has been taken.

When actions are taken by the written consent of less than all of the stockholders entitled to vote on a matter, Delaware law requires notice of the action be given to those stockholders who did not consent in writing to the action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the record date for the action by consent. This information statement and the notice attached hereto constitute notice to you from the Company of the adoption of the Merger Agreement by the Written Consent as required by Delaware law.

Opinion of Centerview

On April 2, 2024, Centerview rendered to the Special Committee its oral opinion, which was subsequently confirmed in a written opinion dated such date, that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Public Stockholder Consideration to be paid to the holders of the outstanding shares of Class A Common Stock (other than Opinion Excluded Shares) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders.

The full text of Centerview’s written opinion, dated April 2, 2024, which describes the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Annex C and is incorporated herein by reference. The summary of the written opinion of Centerview set forth below is qualified in its entirety to the full text of Centerview’s written opinion attached as Annex C. Centerview’s financial advisory services and opinion were provided for the information and assistance of the Special Committee (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transactions and Centerview’s opinion only addressed the fairness, from a financial point of view, as of the date thereof, to the holders of the outstanding shares of Class A Common Stock (other than Opinion Excluded Shares) of the Public Stockholder Consideration to be paid to such holders pursuant to the Merger Agreement. Centerview’s opinion did not address any other term or aspect of the Merger Agreement or the Transactions, including the aggregate consideration to be paid pursuant to the Merger Agreement or the allocation among stockholders of the aggregate consideration to be paid pursuant to the Merger Agreement, and does not constitute a recommendation to any stockholder of the Company or any other person as to how such stockholder or other person should vote with respect to the Mergers or otherwise act with respect to the Transactions or any other matter.

The full text of Centerview’s written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion.

In connection with rendering the opinion described above and performing its related financial analyses, Centerview reviewed, among other things (the following, collectively, “Internal Data”):

•	a draft of the Merger Agreement dated April 2, 2024 (the “Draft Merger Agreement”);

•	Annual Reports on Form 10-K of the Company for the years ended December 31, 2023, December 31, 2022 and December 31, 2021;

•	certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company;

•	certain publicly available research analyst reports for the Company;

•	certain other communications from the Company to its stockholders; and

•

certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of Endeavor, including the Financial Projections and FCF Allocation, and certain forecasts related to certain tax assets of Endeavor prepared by management of Endeavor and furnished to Centerview by Endeavor for purposes of Centerview’s analysis (the “Forecasts”).

Centerview also participated in discussions with members of the senior management and representatives of the Company regarding their assessment of the Internal Data. In addition, Centerview reviewed publicly available financial and stock market data, including valuation multiples, for the Company and compared that data with similar data for certain other companies, the securities of which are publicly traded, in lines of business that Centerview deemed relevant, and took into account such other information as Centerview deemed appropriate.

Centerview assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by Centerview for purposes of its opinion and, with the Special Committee’s consent, Centerview relied upon such information as being complete and accurate. In that regard, Centerview assumed, at the Special Committee’s direction, that the Internal Data (including, without limitation, the Forecasts) were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the matters covered thereby and Centerview relied, at the Special Committee’s direction, on the Internal Data for purposes of Centerview’s analysis and opinion. Centerview expressed no view or opinion as to the Internal Data or the assumptions on which it was based. In addition, at the Special Committee’s direction, Centerview did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of the Company, nor was Centerview furnished with any such evaluation or appraisal, and was not asked to conduct, and did not conduct, a physical inspection of the properties or assets of the Company. Centerview assumed, at the Special Committee’s direction, that the final executed Merger Agreement would not differ in any respect material to Centerview’s analysis or opinion from the Draft Merger Agreement reviewed by Centerview. Centerview also assumed, at the Special Committee’s direction, that the Transactions will be consummated on the terms set forth in the Merger Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to Centerview’s analysis or Centerview’s opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transactions, no delay, limitation, restriction, condition or other change will be imposed, the effect of which would be material to Centerview’s analysis or Centerview’s opinion. Centerview did not evaluate and did not express any opinion as to the solvency or fair value of the Company, or the ability of the Company to pay its obligations when they come due, or as to the impact of the Transactions on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. Centerview is not a legal, regulatory, tax or accounting advisor, and Centerview expressed no opinion as to any legal, regulatory, tax or accounting matters.

Centerview’s opinion expressed no view as to, and did not address, the Company’s underlying business decision to proceed with or effect the Transactions, or the relative merits of the Transactions as compared to any alternative business strategies or transactions that might be available to the Company or in which the Company might engage. Centerview’s opinion was limited to and addressed only the fairness, from a financial point of view, as of the date of Centerview’s written opinion, to the holders of the outstanding shares of Class A Common Stock (other than Opinion Excluded Shares) of the Public Stockholder Consideration to be paid to such holders pursuant to the Merger Agreement. For purposes of its opinion, Centerview was not asked to, and Centerview did not, express any view on, and its opinion did not address, any other term or aspect of the Merger Agreement or the Transactions, including, without limitation, the structure or form of the Transactions, or any other agreements or arrangements contemplated by the Merger Agreement or entered into in connection with or otherwise contemplated by the Transactions, including, without limitation, the fairness of the Transactions or any other term or aspect of the Transactions to, or any consideration to be received in connection therewith by, or the impact of the Transactions on, the holders of any other class of securities, creditors or other constituencies of the Company or any other party or the aggregate consideration to be paid pursuant to the Merger Agreement or the allocation among stockholders of the aggregate consideration to be paid pursuant to the Merger Agreement. In addition, Centerview expressed no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of the Company or any party, or class of such persons in connection with the Transactions, whether relative to the Public Stockholder Consideration to be paid to the holders of the outstanding shares of Class A Common Stock (other than Opinion Excluded Shares) pursuant to the Merger Agreement or otherwise. Centerview’s opinion was necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to Centerview as of, the date of Centerview’s written opinion, and Centerview does not have any obligation or responsibility to update, revise or reaffirm its opinion based on circumstances, developments or events occurring after the date of Centerview’s written opinion. Centerview’s opinion does not constitute a recommendation to any stockholder of the Company or any other person as to how such stockholder or other person should vote with respect to the Mergers or otherwise act with respect to the Transactions or any other matter. Centerview’s financial advisory services and its written opinion were provided for the information and assistance of the Special Committee (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transactions. The issuance of Centerview’s opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.

Summary of Centerview Financial Analysis

The following is a summary of the material financial analyses prepared and reviewed with the Special Committee in connection with Centerview’s opinion, dated April 2, 2024. The Final Financial Model, together with the FCF Allocation, was approved by the Special Committee and the Company’s management for Centerview’s use for purposes of performing its financial analyses in connection with its fairness opinion to the Special Committee. The summary set forth below may not contain all of the information about the financial analyses performed or factors considered by, and underlying the opinion of, Centerview, nor does the order of the financial analyses described represent the relative importance or weight given to those financial analyses by Centerview. Centerview may have deemed various assumptions more or less probable than other assumptions, so the reference ranges resulting from any particular portion of the analyses summarized below should not be taken to be Centerview’s view of the actual value of the Company. Some of the summaries of the financial analyses set forth below include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses performed by Centerview. Considering the data in the tables below without considering all financial analyses or factors or the full narrative description of such analyses or factors, including the methodologies and assumptions underlying such analyses or factors, could create a misleading or incomplete view of the processes underlying Centerview’s financial analyses and its opinion. In performing its analyses, Centerview made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company or any other parties to the Transactions. None of the Company Entities, the Parent Entities, Executive Holdcos, the Merger Subs or Centerview or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of the Company do not purport to be appraisals or reflect the prices at which the Company may actually be sold. Accordingly, the assumptions and estimates used in, and the results derived from, the financial analyses are inherently subject to substantial uncertainty. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before March 28, 2024 (the second to last trading day before the public announcement of the Transactions) and is not necessarily indicative of current market conditions.

Selected Public Comparable Companies Analysis

Centerview performed a selected public companies analysis of the Company in which Centerview reviewed certain financial and stock market information relating to the Company, TKO and selected publicly traded companies that Centerview in its professional judgment deemed generally relevant for comparative purposes. Although none of the selected companies is directly comparable to the Company, the selected companies listed below were chosen by Centerview, among other reasons, because they are companies with certain operational, business and/or financial characteristics that, for purposes of Centerview’s analysis, Centerview considered similar to those of certain business of the Company, including as to the nature of services provided; scale, growth and margin profile; clients served; and macro-economic risks that each company faced. However, because none of the selected companies is exactly the same as such business of the Company, Centerview did not rely solely on the quantitative results of the selected public company analysis. Accordingly, Centerview also made qualitative judgments, based on its experience and professional judgment, concerning differences between the business, financial and operational characteristics of the Company and the selected companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis. Financial data of the selected companies were based on FactSet (a data source containing historical and estimated financial data), public filings and other publicly available information. Financial data of the Company and TKO was based on Internal Data, public filings and other publicly available information.

In the selected public companies analysis for the Company’s Owned Sports Properties (“OSP”) business, which includes Owned TKO, as of March 28, 2024, based on the Internal Data, Centerview reviewed total enterprise values (calculated as fully-diluted market capitalization plus net debt, plus minority interests, less equity method investments) (“EV”) and EV as a multiple of calendar year 2024 estimated EBITDA (“EV/CY2024 EBITDA”) of three selected publicly traded companies noted below (the “OSP Selected Companies”). The results are as follows:

	Total EV ($bn)	EV/CY2024 EBITDA Multiples
Formula One Group	17	19.6x
Manchester United plc	3	16.1x
The Walt Disney Company	271	14.9x

In the selected public companies analysis for the Company’s Events, Experiences & Rights (“EE&R”) business, Centerview reviewed the total EV and EV/CY2024 EBITDA multiples of three selected publicly traded companies noted below. The results are as follows:

	Total EV ($bn)	EV/CY2024 EBITDA Multiples
CTS Eventim AG & Co. KGaA	7	13.3x
Live Nation Entertainment, Inc.	26	12.7x
Madison Square Garden Entertainment Corp.	2	14.0x

In the selected public companies analysis for the Company’s Representation business, Centerview reviewed the total EV and EV/CY2024 EBITDA multiples of 12 selected publicly traded companies noted below. The results are as follows:

	Total EV ($bn)	EV/CY2024 EBITDA Multiples
Capgemini SE	45	11.1x
CBIZ, Inc.	4	17.5x
Cognizant Technology Solutions Corporation	34	9.8x
CRA International, Inc.	1	14.0x

	Total EV ($bn)	EV/CY2024 EBITDA Multiples
FTI Consulting, Inc.	7	16.7x
Huron Consulting Group Inc.	2	11.0x
ICF International, Inc.	3	14.8x
Omnicom Group Inc.	22	8.4x
Publicis Groupe S.A.	26	8.2x
Stagwell Inc.	3	6.6x
The Interpublic Group of Companies, Inc.	13	7.6x
WPP plc	15	5.7x

In the selected public companies analysis for the Company’s Sports Data & Technology (“SD&T”) business, Centerview reviewed the total EV and EV/CY2024 EBITDA multiples of three selected publicly traded companies noted below. The results are as follows:

	Total EV ($bn)	EV/CY2024 EBITDA Multiples
Genius Sports Limited	1	18.7x
Playtech plc	2	4.1x
Sportradar Group AG	3	15.5x

Based on the foregoing analyses and other considerations that Centerview deemed relevant in its professional judgment and experience, Centerview selected a reference range of EV/CY2024 EBITDA multiples of the Company’s OSP business (excluding Owned TKO) of 8.0x – 10.0x, the Company’s EE&R business of 10.0x – 12.0x, the Company’s Representation business of 10.0x – 13.0x and the Company’s SD&T business of 4.0x – 8.0x (together with the Company’s OSP business (excluding Owned TKO), EE&R business and Representation business, “Endeavor Ex-TKO”), calculated the weighted average of the reference ranges of each of the Company’s OSP business (excluding Owned TKO), EE&R business, Representation business and SD&T business, rounded to the nearest 0.5x, to derive a reference range of EV/CY2024 EBITDA multiples of Endeavor Ex-TKO of 9.5x – 12.0x. Centerview calculated such weighting based on the EBITDA of each business segment based on the Final Financial Model. In selecting these reference ranges, Centerview made qualitative judgments based on its experience and professional judgment concerning differences between the business, financial and operating characteristics and prospects of the Company’s OSP business (excluding Owned TKO), EE&R business, Representation business and SD&T business and the applicable selected companies that could affect the public trading values in order to provide a context in which to consider the results of the quantitative analyses.

Centerview applied Endeavor Ex-TKO’s reference range of EV/CY2024 EBITDA multiples to Endeavor Ex-TKO’s estimated 2024 calendar year EBITDA of approximately $523 million (from the Final Financial Model), to derive a range of implied total enterprise values for Endeavor Ex-TKO, and subtracted from this range of implied total enterprise values Endeavor Ex-TKO’s net debt and non-controlling interest as of December 31, 2023, as set forth in the Company’s public filings, which were directed by the Special Committee for Centerview to use in connection with this analysis, to derive a range of implied equity values for Endeavor Ex-TKO.

Based on the analyses on the OSP Selected Companies and other considerations that Centerview deemed relevant in its professional judgment and experience, Centerview selected the reference range of EV/CY2024 EBITDA multiples of Owned TKO of 13.5x – 18.0x. Centerview applied the reference range of EV/CY2024 EBITDA multiples to Owned TKO’s estimated 2024 calendar year EBITDA of approximately $611 million (from the Final Financial Model), to derive a range of implied total enterprise values for Owned TKO, and subtracted from this range of implied total enterprise values approximately 51% of TKO’s net debt and redeemable non-controlling interest, as of December 31, 2023, as set forth in TKO’s public filings, which were directed by the Special Committee for Centerview to use in connection with this analysis, to derive a range of implied equity values for Owned TKO.

Combining the range of implied equity values of Endeavor Ex-TKO and Owned TKO, Centerview then multiplied the resulting range of total implied equity values by the economic ownership of the Company attributable to fully-diluted Class A Common Stock determined using the treasury stock method and taking into account outstanding Manager Membership Interests, Vested Company RSUs, Vested Company Options and Phantom Units, but excluding the OpCo Membership Interests and OpCo Profits Units, as of March 8, 2024, and as set forth in the Internal Data (the “Diluted Securities”), and then divided the resulting range by the number of the Diluted Securities, to derive an illustrative range of implied values per share of Class A Common Stock of $22.44 to $30.89.

Discounted Cash Flow Analysis

Centerview also performed a discounted cash flow analysis of the Company. A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of an asset by calculating the “present value” of estimated future cash flows of the asset. “Present value” refers to the current value of future cash flows or amounts and is obtained by discounting those future cash flows or amounts by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors. Centerview calculated the discounted cash flow of: (i) Endeavor Ex-TKO, (ii) Owned TKO, and (iii) benefit of tax shield from Endeavor Ex-TKO’s definite life depreciation and amortization (“D&A Tax Benefit”), (iv) benefit of tax shield retained by holders of the Diluted Securities with respect to a certain tax receivable agreement (“TRA Benefit”) and (v) benefit of tax shield from the Company’s net operating losses (“NOL Benefit” and, together with D&A Tax Benefit and TRA Benefit, “Tax Benefits”), in each case based on the Company’s public filings, Internal Data and FactSet as of March 28, 2024.

In evaluating Endeavor Ex-TKO, Centerview added the estimated present value of the projected Company Post-Tax Diluted Unlevered Free Cash Flow (as defined below) from calendar years ended December 31, 2024 through 2028 (from the FCF Allocation) to the estimated present value of an implied normalized terminal value of Endeavor Ex-TKO (calculated by Centerview applying the exit-based EBITDA multiples from 8.0x to 10.0x to a terminal year estimate of the EBITDA to be generated by Endeavor Ex-TKO, as reflected in the Final Financial Model) and deducted Endeavor Ex-TKO’s net debt and non-controlling interests attributable to the Diluted Securities as of December 31, 2023, based on the Company’s public filings, which were directed by the Special Committee for Centerview to use in connection with this analysis, discounted to December 31, 2023. Centerview selected the range of exit-based EBITDA multiples based on its professional judgment and experience, taking into account, among other matters, the Internal Data, trading multiples of the selected companies as described in “Selected Public Comparable Companies Analysis”, industry conditions and trends and market expectations regarding long-term real growth of gross domestic product and inflation. Discount rates ranging from 10.50% to 12.00% (reflecting Centerview’s analysis of Endeavor Ex-TKO’s weighted average cost of capital which was calculated using the Capital Asset Pricing Model and based on considerations that Centerview deemed relevant in its professional judgment and experience, taking into account certain metrics including levered and unlevered betas for comparable companies) and the mid-year convention were selected to derive a range of implied equity value for Endeavor Ex-TKO. Centerview then divided such range by the number of the Diluted Securities.

In evaluating Owned TKO, Centerview added the estimated present value of the projected TKO Post-Tax Diluted Unlevered Free Cash Flow (as defined below) from the calendar years ended December 31, 2024 through 2028 (from the FCF Allocation) to the estimated present value of an implied terminal value of Owned TKO (calculated by Centerview applying the exit-based EBITDA multiples from 11.0x to 14.0x to a terminal year estimate of the EBITDA to be generated by Owned TKO, as reflected in the Final Financial Model) and deducted approximately 51% of TKO’s net debt and redeemable non-controlling interests attributable to the Diluted Securities as of December 31, 2023, based on TKO’s public filings, which were directed by the Special Committee for Centerview to use in connection with this analysis, discounted to December 31, 2023. Centerview selected the range of exit-based EBITDA multiples based on its professional judgment and experience, taking into account, among other matters, the Internal Data with respect to TKO, trading multiples of the selected companies as described in “Selected Public Comparable Companies Analysis”, industry conditions and trends and market expectations regarding long-term real growth of gross domestic product and inflation. Discount rates ranging from 9.50% to 11.00% (reflecting Centerview’s analysis of TKO’s weighted average cost of capital which was calculated using the Capital Asset Pricing Model and based on considerations that Centerview deemed relevant in its professional judgment and experience, taking into account certain metrics including levered and unlevered betas for comparable companies) and the mid-year convention were selected to derive a range of the implied equity value for Owned TKO. Centerview then divided such reference range by the number of the Diluted Securities.

In evaluating the Company’s D&A Tax Benefit, TRA Benefit and NOL Benefit, Centerview calculated the estimated present value of the projected unlevered free cash flow benefits of the Company’s Tax Benefits attributable to the Diluted Securities, which include, (i) for the D&A Tax Benefit, from the calendar years ended December 31, 2029 through 2043, (ii) for the TRA Benefit, from the calendar years ended December 31, 2024 through 2044 and (iii) for the NOL Benefit, from the calendar year ended December 31, 2024 through 2044, each based on the FCF Allocation and discounted to December 31, 2023. Discount rates ranging from 10.50% to 12.00% (reflecting Centerview’s analysis of the Company’s Ex-TKO’s weighted average cost of capital which was calculated using the Capital Asset Pricing Model and based on considerations that Centerview deemed relevant in its professional judgment and experience, taking into account certain metrics including levered and unlevered betas for comparable companies) and the mid-year convention were selected to derive a reference range of the present value of the applicable Tax Benefit. Centerview then divided such reference range by the number of the Diluted Securities.

Centerview calculated the sum of the five discounted cash flow values described above to generate a range of implied equity value for the Company per share of Class A Common Stock of $27.58 – $36.23.

Other Factors

Centerview noted for the Special Committee certain additional factors solely for reference and informational purposes only, including, among other things, the following:

•

Historical Stock Price Trading Analysis. Centerview reviewed the stock price performance of Class A Common Stock for the 52-week period ending as of March 28, 2024. Centerview noted that the range of low and high closing prices of Class A Common Stock during the prior 52-week period was from $17.67 to $25.88.

•

Analyst Price Target Analysis. Centerview reviewed stock price targets for Class A Common Stock reflected in eight publicly available Wall Street research analyst reports as of March 28, 2024. Centerview noted that the analyst stock price targets in such research analyst reports ranged from $28.00 to $36.00 per share of Class A Common Stock.

General

The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to summary description. In arriving at its opinion, Centerview did not draw, in isolation, conclusions from or with regard to any factor or analysis that it considered. Rather, Centerview made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of the analyses.

Centerview’s financial analyses and opinion were only one of many factors taken into consideration by the Special Committee in its evaluation of the Transactions. Consequently, the analyses described above should not be viewed as determinative of the views of the Special Committee or management of the Company with respect to the Public Stockholder Consideration or as to whether the Special Committee would have been willing to determine that a different consideration was fair. The consideration for the Transactions paid to the holders of the outstanding shares of Class A Common Stock was determined through arm’s-length negotiations between the Company and the Parent Entities and was approved by the Special Committee. Centerview provided advice to the Special Committee during these negotiations. Centerview did not, however, recommend any specific amount of consideration to the Company or the Special Committee or that any specific amount of consideration constituted the only appropriate consideration for the Transactions.

Centerview is a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the two years prior to the date of its written opinion, except for its engagement by the Special Committee in connection with the Transactions, Centerview had not been engaged to provide financial advisory or other services to the Company or any other filing persons (as defined in the Schedule 13E-3 transaction statement filed with the SEC by the Company on August 5, 2024) affiliated with the Company, and had not received any compensation from the Company or any of such filing persons during such period. In the two years prior to the date of its written opinion, Centerview had not been engaged to provide financial advisory or other services to the Parent Entities or Silver Lake Technology Management, L.L.C. (“Sponsor”), the sponsor of the Parent Entities, or any other filing persons (as defined in the Schedule 13E-3 transaction statement filed with the SEC by the Company on August 5, 2024) affiliated with the Parent Entities or Sponsor, and Centerview did not receive any compensation from the Parent Entities or Sponsor or any of such respective filing persons during such period. In the two years prior to the date of its written opinion, Centerview was engaged to provide financial advisory services unrelated to the Company to a portfolio company of Sponsor in connection with certain strategic matters, and it received less than $3 million in compensation for such services. In March 2024, Centerview served as financial advisor to Equinox Group LLC (“Equinox”) in connection with a strategic investment by affiliates of Sponsor and other investment firms in Equinox, and Centerview received between $5 million and $10 million in compensation from Equinox for such services. In the two years prior to the date of its written opinion, Centerview had not been engaged to provide financial advisory or other services to the Original Preferred Equity Investors, and Centerview did not receive any compensation from the Original Preferred Equity Investors during such period. Centerview is currently engaged to provide financial advisory services unrelated to the Company to an affiliate of Mubadala Capital (the “Affiliated Investor”), which is an affiliate of Thirty Fifth Investment Company L.L.C., an Original Preferred Equity Investor, and Centerview has received $250,000 in compensation from the Affiliated Investor for such services. Centerview expects to receive less than $7.5 million in additional compensation from the Affiliated Investor in connection with such engagement in the future. Centerview may provide financial advisory and other services to or with respect to the Company, the Parent Entities, Sponsor, the Original Preferred Equity Investors or their respective affiliates, including portfolio companies of Sponsor, in the future, for which Centerview may receive compensation. In addition, David W. Dorman, a member of the Board of Directors of Dell Technologies, Inc. (“Dell Technologies”), an affiliate of Sponsor, is a partner in the ultimate general partner and the manager of Centerview Capital Technology Fund (Delaware), L.P. and Centerview Capital Technology Fund-A (Delaware), L.P., together with a related employee fund (collectively, “Centerview Capital Technology”), which are growth equity investment funds focused on the technology sector. Certain partners of Centerview Partners LLC are partners (either directly or indirectly) in the ultimate general partner and the manager of Centerview Capital Technology, and serve on Centerview Capital Technology’s investment committee. Centerview Partners LLC provides certain back-office support to Centerview Capital Technology. Mr. Dorman has no ownership interest in, and is not an employee of, Centerview Partners LLC. Certain (i) of Centerview’s and its affiliates’ directors, officers, members and employees, or family members of such persons, (ii) of its affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, the Company, the Parent Entities, Sponsor, the Original Preferred Equity Investors or any of their respective affiliates, including portfolio companies of Sponsor, or any other party that may be involved in the Transactions.

The Special Committee selected Centerview as its financial advisor in connection with the Transactions based on, among other things, Centerview’s qualifications and experience in advising special committees in similar contexts and the Special Committee’s understanding that Centerview had only limited engagements with the Company, and the Sponsor (including its portfolio companies), consistent with the foregoing. Centerview is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Transactions.

In connection with Centerview’s services as the financial advisor to the Special Committee, the Company has agreed to pay Centerview an aggregate fee of $54 million, $3 million of which was payable upon the signing of the engagement letter, $3 million of which was payable upon the rendering of Centerview’s opinion and $48 million of which is payable contingent upon consummation of the Transactions. In addition, the Company has agreed to reimburse certain of Centerview’s expenses arising, and to indemnify Centerview against certain liabilities that may arise, out of Centerview’s engagement by the Special Committee.

Other Presentations by Centerview

In addition to the presentation made to the Special Committee on April 2, 2024, which will be filed with the SEC as an exhibit to the Schedule 13E-3 and is described above, a copy of the preliminary presentations presented or delivered by Centerview to the Special Committee on March 8, 2024, March 21, 2024, March 29, 2024, March 30, 2024 (two preliminary presentations) and March 31, 2024 containing preliminary financial analyses also is attached as an exhibit to such Schedule 13E-3.

A summary of these preliminary presentations is provided below. The following summaries, however, may not contain all of the information about these preliminary presentations or of the preliminary financial analyses performed by Centerview.

•

The preliminary presentation presented by Centerview to the Special Committee on March 8, 2024, filed as exhibit (c)(2) to the Schedule 13E-3, contains, among other information, (i) updates on Centerview’s review of financial information in respect of the Company, key open questions and next steps and (ii) a preliminary financial analysis of the Company.

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The preliminary presentation presented by Centerview to the Special Committee on March 21, 2024, filed as exhibit (c)(3) to the Schedule 13E-3, contains, among other information, (i) updates on Centerview’s review of financial information in respect of the Company and (ii) a comparison of the Company’s management plan with broker estimates for each of the Company’s business segments.

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The preliminary presentation presented by Centerview to the Special Committee on March 29, 2024, filed as exhibit (c)(4) to the Schedule 13E-3, contains, among other information, (i) a review of Endeavor’s management plan, the Company’s segments and key shareholders, (ii) an introduction to Centerview’s preliminary valuation methodologies and (iii) a preliminary valuation analysis of the Company.

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The first preliminary presentation presented by Centerview to the Special Committee on March 30, 2024, filed as exhibit (c)(5) to the Schedule 13E-3, contains, among other information, a summary of the March 29 Proposal and preliminary financial analyses of such proposal.

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The second preliminary presentation presented by Centerview to the Special Committee on March 30, 2024, filed as exhibit (c)(6) to the Schedule 13E-3, contains, among other information, a summary of the March 30 Proposal and preliminary financial analyses of such proposal.

•

The preliminary presentation presented by Centerview to the Special Committee on March 31, 2024, filed as exhibit (c)(7) to the Schedule 13E-3, contains, among other information, observations on the valuation analysis conducted by the Parent Entities based on the Company’s management plan and a summary of the distribution of trading volume of the Class A Common Stock.

The foregoing summary, however, may not contain all of the information about such preliminary presentations or of the preliminary financial analyses performed by Centerview. Such preliminary presentations by Centerview do not constitute, or form the basis of, an opinion of Centerview with respect to the considerations payable under the Merger Agreement, including the aggregate consideration to be paid pursuant to the Merger Agreement or the allocation among stockholders of the aggregate consideration to be paid pursuant to the Merger Agreement, and the preliminary financial analyses therein were based on economic, monetary, market and other conditions as in effect on, and the information made available to Centerview as of, the date of the presentation.

Certain Company Financial Forecasts

The Company does not generally publish its business plans and strategies or make external disclosures of its anticipated financial position or results of operations, other than for providing, from time to time, estimates of certain expected financial results and operational metrics in its regular annual and quarterly earnings press releases and other investor materials.

The Company is especially wary of making financial forecasts or projections for extended earnings periods due to the unpredictability of the underlying assumptions and estimates and does not prepare five-year forecasts or projections in the ordinary course of business. However, in connection with its evaluation of the Mergers and other strategic alternatives available to the Company, the Executive Committee reviewed, among other things, certain unaudited, financial forecasts developed by the Company’s management with respect to (i) the Preliminary Financial Models, (ii) the Final Financial Model, (iii) the Variance Analysis and (iv) the FCF Allocation. The Financial Projections were made available to Centerview and Silver Lake. The Final Financial Model, together with the FCF Allocation, was approved by the Special Committee and the Company’s management for Centerview’s use for purposes of performing its financial analyses in connection with its fairness opinion to the Special Committee, as described in the section entitled “The Special Factors — Opinion of Centerview” beginning on page 73. The Financial Projections were developed under the assumption of the Company’s continued standalone operation and did not give effect to any changes or expenses attributable solely to the proposed Mergers or reflect any effects of the Mergers or the effect of the failure of the Mergers to be consummated.

The material items from the Variance Analysis, the Final Financial Model and the FCF Allocation included in this information statement (together, the “Included Financial Analyses”) have been prepared by the Company’s management and are subjective in many respects. The Included Financial Analyses were not prepared with a view to public disclosure and the material items are included in this information statement only because such information was made available to the Special Committee and Silver Lake as described below. The Included Financial Analyses were not prepared with a view to compliance with the published guidelines of the SEC regarding projections and forward-looking statements or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Furthermore, the Included Financial Analyses do not take into account any circumstances or events that were not contemplated by the Company’s management prior to the date that any such Included Financial Analysis was prepared, including the Mergers. The information reflected in the Included Financial Analyses is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this information statement are cautioned not to place undue reliance on this information. Although this material summary of the Included Financial Analyses is presented with numerical specificity, the forecasts reflect numerous variables, assumptions and estimates as to future events made by the Company’s management that the Company’s management believed were reasonable at the time any such Included Financial Analyses was prepared, taking into account the relevant information available to the Company’s management at the time. However, such variables, assumptions and estimates are inherently uncertain and many are beyond the control of the Company’s management. Because the Included Financial Analyses cover multiple years, by their nature, they become subject to greater uncertainty with each successive year. The Included Financial Analyses reflect numerous estimates and assumptions with respect to industry performance, general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to the Company’s business, all of which are difficult to predict and many of which are beyond the Company’s control. As a result, the Included Financial Analyses may not be realized and actual results may be significantly higher or lower than projected. The information reflected in the Included Financial Analyses is subjective in many respects and thus is susceptible to multiple interpretations and periodic revisions based on actual experience and business developments.

As such, the Included Financial Analyses constitute forward-looking information and are subject to risks and uncertainties, including the various risks set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024 and the other reports filed by the Company with the SEC, as well as the section entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 37. Neither the Company’s independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to any Included Financial Analyses contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, any Included Financial Analysis.

The inclusion herein of any Included Financial Analysis should not be regarded as an indication that the Company, the Special Committee, the Executive Committee, the Company’s management, Centerview and Silver Lake or any other recipient of this information considered, or now considers, any Included Financial Analysis to be predictive of actual future results.

Except to the extent required by applicable federal securities laws, the Company does not intend, and expressly disclaims any responsibility, to update or otherwise revise any Included Financial Analysis to reflect circumstances existing after the date when the Company’s management prepared any Included Financial Analysis, as applicable, or to reflect the occurrence of future events or changes in general economic or industry conditions, even in the event that any of the assumptions underlying any Included Financial Analysis are shown to be in error. None of the Company, the Special Committee, the Executive Committee, the Company’s management, Centerview, Silver Lake or any of its affiliates, advisors, officers, directors or representatives has made or makes any representation to any Company stockholder or other person regarding the ultimate performance of the Company compared to the information contained in any Included Financial Analysis or that any Included Financial Analysis will be achieved.

The Included Financial Analyses, each described below, were made available to the Special Committee in connection with its consideration of the Mergers, to Centerview in connection with its financial analyses and Centerview’s written opinion and to Silver Lake in connection with its consideration of the Mergers and the Transactions. The Preliminary Financial Models were also made available to the Special Committee, Centerview and Silver Lake. Following the Company’s management’s preliminary preparation of the Preliminary Financial Models, the Company continued to evaluate the assumptions used to prepare the Preliminary Financial Models. In February 2024, the Company further evaluated its Preliminary Financial Models in light of its operating and financial results to date as well as developing trends set forth below, and prepared updated management projections for each of the Company’s business units accordingly. On February 22, 2024, members of the Company’s management sent to the Executive Committee the Final Financial Model, which incorporated actual fiscal year 2023 results and fiscal year 2024 budget, as well as Company management’s financial forecasts for fiscal years 2024 through 2028 and certain extrapolations based on these fiscal years and the Company’s management’s latest view of the business.

On February 29, 2024, members of the Company’s management sent the Variance Analysis to the Executive Committee to highlight the material differences between one of the Preliminary Financial Models and the Final Financial Model. Such material differences resulted from updates to reflect actual performance since the preparation of the Preliminary Financial Model and the most recent budgeted 2024 performance developed by the Company’s management, which had not been reflected in the applicable Preliminary Financial Model, including:

•	Revenue and expense projections attributable to certain newly executed transactions.

•	Intercompany revenue elimination.

•	Margin, profitability and business unit wind-down assumptions consistent with budgeted 2024 performance developed by the Company’s management.

The following table presents the decrease in revenue, adjusted EBITDA and adjusted EBITDA margin reflected in the Final Financial Model compared to the relevant Preliminary Financial Model (as presented in the Variance Analysis):

U.S. Dollars in millions	2024E	2025E	2026E	2027E	2028E
Revenue	($106)	($230)	($261)	($229)	($443)
Adjusted EBITDA	($98)	($106)	($138)	($88)	($68)
Adjusted EBITDA % Margin(1)	(1%)	(1%)	(1%)	(1%)	0

(1)	Calculation of Adjusted EBITDA Margin excludes M&A and intercompany and corporate costs.

In addition to the material differences highlighted above, the Company’s management utilized the following material assumptions when preparing the Final Financial Model:

•

The Final Financial Model assumed revenue growth rates ranging from (7%) to 25% and adjusted EBITDA margins ranging from 21% to 28%. These assumptions reflect Company management’s expectations of future growth and profitability in consideration of actual business pipeline, relevant macroeconomic developments and total industry growth rates, and historical experience.

•	Unallocated corporate costs were projected to grow at a 3.0% compounded annual growth rate between 2024 and 2028.

•	Smaller tuck-in acquisitions of $50 million per year of purchase price at a 10x multiple, resulting in approximately $5 million per year of acquired EBITDA would occur.

•	Additionally, $60 million of minority investments would occur over the forecasted period, resulting in no additional P&L impact.

•	All contingent M&A payments (e.g., earn-outs) were estimated and embedded the expected cash outlay in the Final Financial Model.

The following table presents a summary of the material prospective financial information of the Company contained in the Final Financial Model:

U.S. Dollars in millions	2023A(1)	2024E	2025E	2026E	2027E	2028E
Revenue	$6,723	$8,114	$7,544	$8,697	$9,120	$11,406
(-) COGS(2)	($2,785)	($3,797)	($3,060)	($3,606)	($3,624)	($5,236)
Gross Profit	$3,938	$4,317	$4,485	$5,091	$5,496	$6,169
% Margin	58.6%	53.2%	59.4%	58.5%	60.3%	54.1%
(-) OpEx(3)	($2,486)	($2,602)	($2,611)	($2,759)	($2,930)	($3,088)
Adjusted EBITDA(3)	$1,452	$1,715	$1,874	$2,332	$2,566	$3,081
% Margin	21.6%	21.1%	24.8%	26.8%	28.1%	27.0%
(-) Cash Flow Adjustments	—	($173)	($316)	($191)	$180	($656)
Unlevered Pre-Tax Free Cash Flow(4)	NA	$1,542	$1,558	$2,140	$2,746	$2,425
% Conversion(5)	NA	89.9%	83.1%	91.8%	107.0%	78.7%

(1)

2023A was not calculated in accordance with the Company’s historical audited financial statements. 2023A reflects the historical 2023 results of the assets currently owned by the Company. The material differences reflected in 2023A are (i) the inclusion of WWE historical 2023 results and (ii) the exclusion of IMG Academy.

(2)	COGS was calculated on a consistent basis with “Direct Operating Expenses” as reported in the Company’s historical audited financial statements.
(3)

Adjusted EBITDA was calculated as net income (loss), excluding income taxes, net interest expense, depreciation and amortization, equity-based compensation, merger, acquisition and earn-out costs, certain legal costs, restructuring, severance and impairment charges, certain non-cash fair value adjustments, certain equity earnings, net gains on sales of businesses, tax receivable agreement liability adjustment, and certain other items, when applicable (the “Excluded Items”). OpEx was also calculated to exclude the Excluded Items.
(4)

Unlevered Pre-Tax Free Cash Flow was calculated as Adjusted EBITDA (i) minus increase in net working capital, (ii) minus capital expenditure, (iii) plus income from minorities, (iv) plus amortization of prepaid expenses to the extent not already included in Adjusted EBITDA, (v) minus payments for M&A or investments, (vi) minus other operating cash flow adjustments. For the avoidance of doubt, free cash flow is before tax and interest expenses.

(5)	% Conversion was calculated as Unlevered Pre-Tax Free Cash Flow as a percentage of Adjusted EBITDA.

In March 2024, in connection with the ongoing strategic review process, the Company prepared the FCF Allocation. The FCF Allocation does not reflect any additional or alternative assumptions about the Company’s future performance, nor contain or reflect different financial forecasts or projections, than those contained in the Final Financial Model. Rather, it calculates the unlevered free cash flow of the Company (including Owned TKO) attributable to the holders of the Diluted Securities (as well as certain tax benefits attributable to the holders of the Diluted Securities) using the same assumptions and parameters contained in the Final Financial Model.

Specifically, the Company developed the FCF Allocation based on the Final Financial Model in light of the following features of the Company’s organization:

•	The Company indirectly owns the consolidated business operations through its ownership in Manager, which in turn majority owns OpCo.

•	OpCo owns 100% of the business operations of the Company, including Owned TKO.

•

OpCo is a pass-through entity for applicable income tax purposes. The Company is responsible for paying corporate taxes on the portion of OpCo earnings allocated to the Company in respect of its interest in OpCo, reduced by depreciation and amortization benefits attributable to definite life assets of the Company.

•

There are net cash flow tax benefits attributable to the holders of the Diluted Securities arising from (i) the tax shield from the Company’s definite life depreciation and amortization (“D&A Tax Benefit”), (ii) the tax shield retained by holders of the Diluted Securities with respect to the Tax Receivable Agreement and (iii) the tax shield from the Company’s net operating losses.

The following table summarizes the material financial information contained in the FCF Allocation:

U.S. Dollars in millions	2023A	2024E	2025E	2026E	2027E	2028E
100% Unlevered Pre-Tax Free Cash Flow (ex-Owned TKO)	$360	$449	$309	$624	$1,095	$667
Percent of Which are Attributable to the Holders of the Diluted Securities	72%	72%	72%	72%	72%	72%
Unlevered Pre-Tax Free Cash Flow from Owned TKO	$559	$458	$570	$777	$846	$901
Percent of Which are Attributable to the Holders of the Diluted Securities	72%	72%	72%	72%	72%	72%
Cash Taxes on share of earnings	—	($174)	($192)	($261)	($288)	($370)
Of Which: Attributable to Endeavor ex-Owned TKO	—	($86)	($85)	($116)	($130)	($202)
Of Which: Attributable to Owned TKO	—	($87)	($108)	($146)	($158)	($167)
Tax Shield from the Company’s Definite Life Depreciation and Amortization	—	$89	$89	$89	$89	$89
Net Operating Loss Tax Benefit	—	$1.3	$1.3	$1.3	$1.3	$1.3
TRA Tax Benefit	—	$27.5	$26.6	$10.5	$10.6	$11.0

The Special Committee authorized Centerview to use the Included Financial Analyses for purposes of Centerview’s financial analyses, which are described in the section entitled “The Special Factors — Opinion of Centerview” on page 71. Based on the FCF Allocation, “Company Post-Tax Diluted Unlevered Free Cash Flow” was calculated as 100% Unlevered Pre-Tax Free Cash Flow (ex-Owned TKO) times Percent of Which are Attributable to the Holders of the Diluted Securities less the Cash Taxes on Share of Earnings attributable to the Company ex-Owned TKO, and “TKO Post-Tax Diluted Unlevered Free Cash Flow” was calculated as Unlevered Pre-Tax Free Cash Flow from Owned TKO times Percent of Which are Attributable to the Holders of the Diluted Securities less Cash Taxes on Share of Earnings attributable to Owned TKO.

Certain measures included in the Included Financial Analyses may be considered financial measures not prepared in accordance with the generally accepted accounting principles as applied in the United States (“GAAP”), including adjusted EBITDA, adjusted EBITDA margin and unlevered pre-tax free cash flow. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by the Company may not be comparable to similarly titled measures used by other companies. The Company has not prepared, and none of the Special Committee, Silver Lake or Centerview has considered, a reconciliation of these non-GAAP financial measures to financial measures prepared in accordance with GAAP. Financial measures included in forecasts provided to a financial advisor and a board of directors in connection with a business combination transaction, such as any Included Financial Analysis, are excluded from the definition of “non-GAAP financial measures” under applicable SEC rules and regulations. As a result, the Included Financial Analyses are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Accordingly, no reconciliation of the non-GAAP financial measures included in any Included Financial Analysis is provided in this information statement.

Opinion of Kroll

Pursuant to an engagement letter dated March 12, 2024, the Selling Funds engaged Kroll, operating through its Duff & Phelps Opinions Practice, to prepare a written opinion addressed to the Selling Funds General Partners and the Selling Funds LPAC as to whether Merger Consideration to be received by the Selling Funds pursuant to the Mergers is fair, from a financial point of view, to the Selling Funds.

On April 1, 2024, Kroll delivered the Kroll Opinion to the Selling Funds General Partners and the Selling Funds LPAC that, as of the date of the Kroll Opinion and subject to and based on the assumptions made, procedures followed, matters considered, limitations of the review undertaken, and qualifications contained in the Kroll Opinion, the Merger Consideration to be received by the Selling Funds pursuant to the Mergers was fair, from a financial point of view, to the Selling Funds.

In selecting Kroll, the Selling Funds General Partners considered, among other things, the fact that Kroll is a global leader in providing fairness opinions. Kroll is regularly engaged in the valuation of companies and their securities and the provision of fairness opinions in connection with various transactions. Pursuant to its engagement by the Selling Funds General Partners, Kroll is entitled to an aggregate fee of $1,250,000 for its services, $625,000 of which was earned upon the execution of the engagement letter, and the balance of which became payable upon the delivery of Kroll’s opinion. No portion of Kroll’s fee is contingent upon the successful completion of the Transactions. The Selling Funds General Partners also agreed to reimburse Kroll for certain expenses and to indemnify Kroll, its affiliates and certain related parties against certain liabilities and expenses arising out of or related to Kroll’s engagement.

The Kroll Opinion was approved by Kroll’s fairness opinions committee. The Kroll Opinion was provided solely for the information of, and directed solely to, the Selling Funds General Partners and the Selling Funds LPAC for their consideration of the Transactions. Kroll was not requested to, and did not, make or provide a written or oral presentation to the Selling Funds General Partners or Selling Funds LPAC regarding the financial analyses performed by Kroll in connection with the preparation of the Kroll Opinion.

The full text of the Kroll Opinion is attached to this information statement as Annex D and is incorporated into this document by reference. The summary of the Kroll Opinion set forth herein is qualified in its entirety by reference to the full text of the Kroll Opinion. Readers of this document are urged to read the Kroll Opinion carefully and in its entirety for a discussion of the procedures followed, assumptions made, matters considered, limitations of the review undertaken by Kroll in connection with the Kroll Opinion, as well as other qualifications contained in the Kroll Opinion. Kroll has consented to the attachment of the full text of the Kroll Opinion to this information statement as Annex D and the summary of the Kroll Opinion set forth herein.

In connection with the Kroll Opinion, Kroll made such reviews, analyses, and inquiries as it deemed necessary and appropriate under the circumstances to enable Kroll to render the Kroll Opinion. Kroll also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation in general, and with respect to similar transactions, in particular. Kroll’s procedures, investigations, and financial analyses with respect to the preparation of the Kroll Opinion included, but were not limited to, the items summarized below:

•	reviewed the Company’s annual report and audited financial statements on Form 10-K filed with the SEC for the year ended December 31, 2023;

•	reviewed TKO’s annual report and audited financial statements on Form 10-K filed with the SEC for the year ended December 31, 2023;

•

reviewed unaudited segment and pro forma financial information for the Company for the years ended December 31, 2021 to 2023, which Silver Lake identified as being the most current financial statements available;

•	reviewed the Final Financial Model, which included financial projections for EDR for the years ending December 31, 2024 to 2028 and upon which Silver Lake instructed Kroll to rely;

•	reviewed certain presentations prepared by management of the Company;

•	reviewed a draft of the Merger Agreement, dated March 31, 2024;

•	discussed the information referred to above and the background and other elements of the Transactions with representatives of Silver Lake;

•	reviewed the historical trading price and trading volume of the Company’s common stock and TKO’s common stock, and the publicly traded securities of certain other companies that Kroll deemed relevant;

•

performed certain valuation and comparative analyses using generally accepted valuation and analytical techniques, including a discounted cash flow analysis, an analysis of selected public companies that Kroll deemed relevant, and an analysis of selected transactions that Kroll deemed relevant as further described below in this section entitled “The Special Factors — Opinion of Kroll” and

•	conducted such other analyses and considered such other factors as Kroll deemed appropriate.

In performing its analyses and rendering the Kroll Opinion, Kroll, with the consent of the Selling Funds, the Selling Funds LPAC and the Selling Funds General Partners:

•

relied upon the accuracy, completeness, and fair presentation of all information, data, advice, opinions and representations obtained from public sources or provided to it from private sources, including Silver Lake and Company management, and did not independently verify such information;

•

relied upon the fact that the Selling Funds, the Selling Funds LPAC and the Selling Funds General Partners have been advised by counsel as to all legal matters with respect to the Transactions, including whether all procedures required by law to be taken in connection with the Transactions have been duly, validly and timely taken;

•

assumed that any estimates, evaluations, forecasts and projections, including, without limitation, the Final Financial Model, furnished to Kroll were reasonably prepared and based upon the best currently available information and good faith judgment of the person furnishing the same, and Kroll expresses no opinion with respect to the Final Financial Model or the underlying assumptions;

•	assumed that information supplied by and representations made by Silver Lake and Company management are substantially accurate regarding the Company and the Transactions;

•

assumed that the final version of the definitive Merger Agreement will be substantially the same as the draft reviewed by Kroll, that the representations and warranties made in Merger Agreement are substantially accurate and that the covenants of the parties as set forth in the Merger Agreement will be complied with in accordance with their respective terms;

•	assumed that the final versions of all documents reviewed by Kroll in draft form conform in all material respects to the drafts reviewed;

•

assumed that there has been no material change in the assets, liabilities, financial condition, results of operations, business, or prospects of the Company since the date of the most recent financial statements and other information made available to Kroll, and that there is no information or facts that would make the information reviewed by Kroll incomplete or misleading;

•

assumed that all of the conditions required to implement the Transactions will be satisfied and that the Transactions will be completed in accordance with the Merger Agreement without any amendments thereto or any waivers of any terms or conditions thereof; and

•

assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transactions will be obtained without any adverse effect on Silver Lake and its affiliates or the Company and its affiliates or the contemplated benefits expected to be derived in the Transactions.

The Kroll Opinion provides that to the extent that any of the foregoing assumptions or any of the facts on which the Kroll Opinion is based prove to be untrue in any material respect, the Kroll Opinion cannot and should not be relied upon. Furthermore, in Kroll’s analysis and in connection with the preparation of the Kroll Opinion, Kroll made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Transactions.

Kroll prepared the Kroll Opinion effective as of April 1, 2024. The Kroll Opinion was necessarily based upon market, economic, financial and other conditions as they existed as of such date and could be evaluated as of such date, and Kroll disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting the Kroll Opinion which may come or be brought to the attention of Kroll after such date.

Kroll did not evaluate the solvency of the Company or conduct an independent appraisal or physical inspection of any specific assets or liabilities (contingent or otherwise). Kroll was not requested to, and did not, (i) initiate any discussions with, or solicit any indications of interest from, third parties with respect to the Transactions, the assets, businesses or operations of the Company, or any alternatives to the Transactions; (ii) negotiate the terms of the Transactions; or (iii) advise the Selling Funds or any other party with respect to alternatives to the Transactions. Kroll expressed no views with respect to the fairness or other aspects of the process followed by Silver Lake and its affiliates in proposing to effect the Transactions, its interactions with representatives of the Company in connection with the Transactions and the negotiation of the terms of the Transactions.

In rendering the Kroll Opinion, Kroll was not expressing any opinion as to the market price or value of the Company’s Class A Common Stock or the OpCo Membership Interest (or any other securities) either before or after the announcement or the consummation of the Transactions. The Kroll Opinion should not be construed as a valuation opinion, credit rating, solvency opinion, an analysis of the Company’s credit worthiness, as tax advice, or as accounting advice. Kroll did not make, and assumed no responsibility to make, any representation, or render any opinion, as to any legal matter.

In rendering the Kroll Opinion, Kroll was not expressing any opinion with respect to the amount or nature of any compensation to any of the Company’s or Silver Lake’s officers, directors, or employees, or any class of such persons, relative to the consideration to be received by the Selling Funds in the Transactions, or with respect to the fairness of any such compensation.

The Kroll Opinion was furnished solely for the use and benefit of the Selling Funds LPAC and the Selling Funds General Partners in connection with their consideration of the Transactions and was not intended to, and did not, confer any rights or remedies upon any other person, and was not intended to be used, and may not be used, by any other person or for any other purpose, without Kroll’s express consent.

The Kroll Opinion (i) did not address the merits of the underlying business decision to enter into the Transactions versus any alternative strategy or transaction; (ii) did not address any transaction related to the Transactions; (iii) was not and is not a recommendation as to how the Selling Funds LPAC, the Selling Funds General Partners or any limited partner of the Selling Funds should vote or act (including whether to reinvest or “roll” their interests) with respect to any matters relating to the Transactions, or whether to proceed with the Transactions or any related transaction; and (iv) did not indicate that the Merger Consideration is the best possibly attainable value by any party under any circumstances; instead, it merely stated whether the Merger Consideration to be paid in the Mergers is within a range suggested by certain financial analyses. The decision as to whether to proceed with the Transactions or any related transaction may depend on an assessment of factors unrelated to the financial analysis on which the Kroll Opinion was based. The Kroll Opinion should not be construed as creating any fiduciary duty on the part of Kroll to any party. Other than the engagement of Kroll to provide the Kroll Opinion, during the two years preceding the date of such engagement, Kroll has not had any material relationship with any party to the Transactions for which compensation has been received or is intended to be received, nor is any such material relationship or related compensation mutually understood to be contemplated.

Opinion of Houlihan Lokey

On April 1, 2024, Houlihan Lokey provided its written opinion addressed to the Buying Funds General Partners and the Buying Funds dated April 1, 2024, as to whether, as of such date, the Merger Consideration to be paid by Parent Entities for the Acquired Equity Interests in the Mergers pursuant to the Merger Agreement was fair to the Buying Funds, collectively as a group, from a financial point of view.

Houlihan Lokey’s opinion was directed to solely the Buying Funds General Partners (solely in their capacities as general partners of the Buying Funds) and the Buying Funds and only addressed whether the Merger Consideration to be paid by Parent Entities for the Acquired Equity Interests in the Mergers pursuant to the Merger Agreement was fair to the Buying Funds, collectively as a group, from a financial point of view and did not address any other aspect or implication of the Mergers or any other agreement, arrangement or understanding. The summary of Houlihan Lokey’s opinion in this information statement is qualified in its entirety by reference to the full text of its written opinion, which is attached as Annex E to this information statement and describes the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Houlihan Lokey in connection with the preparation of its opinion. However, neither Houlihan Lokey’s opinion nor the summary of its opinion and the related analyses set forth in this information statement are intended to be, and do not constitute, advice or a recommendation to the Buying Funds General Partners, the Buying Funds, any security holder or any other person as to how to act or vote with respect to any matter relating to the Mergers or otherwise. Houlihan Lokey was not requested to, and did not, make or provide a written or oral presentation to the Buying Funds General Partners or the Buying Funds regarding the financial analyses performed by Houlihan Lokey in connection with the preparation of its opinion.

Houlihan Lokey did not provide any opinion as to the fairness of any aspect or implication of the Mergers (including, without limitation, the Merger Consideration) to the stockholders of the Company or the members of OpCo. Houlihan Lokey has consented to the attachment of the full text of its written opinion to this information statement as Annex E and the summary of its written opinion set forth herein.

In connection with its opinion, Houlihan Lokey made such reviews, analyses and inquiries as Houlihan Lokey deemed necessary and appropriate under the circumstances. Among other things, Houlihan Lokey:

1.	reviewed a draft of the Merger Agreement dated March 31, 2024;

2.	reviewed certain publicly available business and financial information relating to the Company, TKO and TKO OpCo that Houlihan Lokey deemed to be relevant;

3.

reviewed certain information relating to the historical, current and future operations, financial condition and prospects of the Company made available to Houlihan Lokey by the Buying Funds General Partners, including the Final Financial Model;

4.

spoke with certain of the Buying Funds General Partners’ respective representatives and advisors regarding the business, operations, financial condition and prospects of the Company, TKO, the Transactions and related matters;

5.	compared the financial and operating performance of the Company and TKO with that of companies with publicly traded equity securities that Houlihan Lokey deemed to be relevant;

6.	considered the publicly available financial terms of certain transactions that Houlihan Lokey deemed to be relevant;

7.

reviewed the historical market prices and trading volume for certain of the Company’s and TKO’s publicly traded securities, and the historical market prices and trading volume of the publicly traded securities of certain other companies that Houlihan Lokey deemed to be relevant; and

8.	conducted such other financial studies, analyses and inquiries and considered such other information and factors as Houlihan Lokey deemed appropriate.

Houlihan Lokey relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to Houlihan Lokey, discussed with or reviewed by Houlihan Lokey, or publicly available, and did not assume any responsibility with respect to such data, material and other information. Houlihan Lokey was not provided with access to the management of the Company or TKO. Houlihan Lokey assumed that, were Houlihan Lokey to have had access to such management, any information received from such management would not have affected or changed Houlihan Lokey’s analyses or opinion. At the Buying Funds General Partners’ and the Buying Funds’ direction, Houlihan Lokey relied upon and assumed, that the Final Financial Model were reasonably prepared in good faith on bases that reflected the best currently available estimates and judgments of the management of the Company as to the future financial results and condition of the Company (including its consolidated subsidiary, TKO). At the Buying Funds General Partners’ and the Buying Funds’ direction, Houlihan Lokey assumed that the Final Financial Model provided a reasonable basis on which to evaluate the Company, TKO and the Transactions, and Houlihan Lokey, at the Buying Funds General Partners’ and the Buying Funds’ direction, used and relied upon the Final Financial Model for purposes of its analyses and opinion. Houlihan Lokey expressed no view or opinion with respect to the Final Financial Model or the respective assumptions on which they were based. In addition, Houlihan Lokey did not evaluate, and expressed no view or opinion regarding, the capitalization of OpCo, the Company, the Parent Entities, or any other entity through which the Buying Funds would own the Acquired Equity Interests (such entities, collectively, the “Acquisition Holdcos”), whether prior to or after giving effect to the Transactions, and Houlihan Lokey did not review of any organizational documents or other terms relating to the rights and privileges of any securities of OpCo, the Company, the Parent Entities or the Acquisition Holdcos. Houlihan Lokey did not perform or rely upon separate financial analyses of any debt or preferred securities of OpCo, the Company, the Parent Entities or the Acquisition Holdcos based on a comparison of the terms thereof with those of debt or preferred securities of other companies or a separate discounted cash flow analysis of such debt or preferred securities based on their interest or dividend rate or other terms thereof. For purposes of Houlihan Lokey’s analyses and opinion, with the Buying Funds General Partners’ and the Buying Funds’ consent and approval, Houlihan Lokey did not apply any control premium, minority or illiquidity discounts or other premiums or discounts, or otherwise give effect to any rights, restrictions or limitations, that may be attributable to any security of OpCo, the Company, the Parent Entities or the Acquisition Holdcos. In addition, with the Buying Funds General Partners’ and the Buying Funds’ consent and approval consent and approval, Houlihan Lokey did not perform a valuation of, or take into account for purposes of its opinion, any other consideration provided for in the Transactions other than the Merger Consideration. Houlihan Lokey relied upon and assumed, without independent verification, that there had been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company or TKO since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to Houlihan Lokey that would be material to Houlihan Lokey’s analyses or opinion, and that, except as would not be material to Houlihan Lokey’s analyses or opinion, there was no information or any facts that would make any of the information reviewed by Houlihan Lokey incomplete or misleading.

Houlihan Lokey relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the Merger Agreement and all other related documents and instruments referred to therein were true and correct, (b) each party to the Merger Agreement and such other related documents and instruments would fully and timely perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Transactions would be satisfied without waiver thereof, and (d) the Transactions would be consummated in a timely manner in accordance with the terms described in the Merger Agreement and such other related documents and instruments, without any amendments or modifications thereto. Houlihan Lokey relied upon and assumed, without independent verification, that (a) the Transactions would be consummated in a manner that complies in all respects with all applicable foreign, federal, state and local statutes, rules and regulations and all applicable organizational documents of OpCo, the Company, TKO, TKO OpCo, the Parent Entities, the Acquisition Holdcos and the Buying Funds, and (b) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Transactions would be obtained and that no delay, limitations, restrictions or conditions would be imposed or amendments, modifications or waivers made that would result in the disposition of any assets of the Company, or otherwise have an effect on the Transactions, OpCo, the Company, TKO, TKO OpCo, the Parent Entities, the Acquisition Holdcos or the Buying Funds that would be material to Houlihan Lokey’s analyses or opinion.

Furthermore, in connection with its opinion, Houlihan Lokey was not requested to, and did not, make any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of the Buying Funds, the Company, TKO or any other party, nor was Houlihan Lokey provided with any such appraisal or evaluation. Houlihan Lokey did not estimate, and expressed no opinion regarding, the liquidation value of any entity or business. Houlihan Lokey did not undertake any independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Buying Funds, the Company or TKO was or may have been a party or was or may have been subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Buying Funds, the Company or TKO was or may have been a party or was or may have been subject.

Houlihan Lokey was not requested to, and did not, (a) initiate or participate in any discussions or negotiations with, or solicit any indications of interest from, third parties with respect to the Transactions, the securities, assets, business or operations of the Buying Funds, the Buying Funds General Partners, the Company, TKO or any other party, or any alternatives to the Transactions, (b) negotiate the terms of the Transactions, (c) advise the Buying Funds, the Buying Funds General Partners or any other party with respect to alternatives to the Transactions or (d) identify, introduce to the Buying Funds, the Buying Funds General Partners or any other party, or screen for creditworthiness, any prospective investors, lenders or other participants in the Transactions. Houlihan Lokey expressed no view or opinion as to any such matters, including the terms that could have been obtained if any of the foregoing had been undertaken. Representatives of the Buying Funds General Partners advised Houlihan Lokey, and Houlihan Lokey relied upon and assumed, without independent verification, that the terms of the Transactions were negotiated on an arms-length basis. Houlihan Lokey’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Houlihan Lokey as of, the date of its opinion. Houlihan Lokey did not undertake, and is under no obligation, to update, revise, reaffirm or withdraw its opinion, or otherwise comment on or consider events occurring or coming to Houlihan Lokey’s attention after the date of its opinion. Houlihan Lokey did not express any view or opinion as to the price or range of prices at which any securities of the Buying Funds, the Company or TKO could be purchased or sold, or otherwise be transferable, at any time.

Houlihan Lokey’s opinion was furnished solely for the use of the Buying Funds General Partners (solely in their respective capacities as the general partners of the Buying Funds) and the Buying Funds (as legal entities that are separate and distinct from their respective general or limited partners) in connection with their evaluation of the Transactions and may not be relied upon by any other person or entity (including, without limitation, security holders, creditors or other constituencies of the Buying Funds or the Buying Funds General Partners) or used for any other purpose without Houlihan Lokey’s prior written consent except, in each case, as otherwise expressly provided, and subject to compliance with the procedures set forth, in the agreement, dated March 14, 2024 (the “Engagement Letter”), among Houlihan Lokey, the Buying Funds General Partners, the Buying Funds and Sponsor (together with the Buying Funds General Partners and the Buying Funds, the “Silver Lake Entities”). Houlihan Lokey’s opinion should not be construed as having created any fiduciary duty on Houlihan Lokey’s part to any party. Houlihan Lokey’s opinion was not intended to be, and does not constitute, a recommendation to the Buying Funds, the Buying Funds General Partners, the Company, any of their respective security holders or any other party as to how to act or vote or make any election with respect to the Transactions or otherwise, including, without limitation, whether any limited partner of the Selling Funds should make a new capital commitment through SL SPV-4, L.P.(the “New SPV”). Houlihan Lokey’s opinion may not be disclosed, reproduced, disseminated, quoted, summarized or referred to at any time, in any manner or for any purpose, nor shall any references to Houlihan Lokey or any of its affiliates be made, without the prior written consent of Houlihan Lokey, except, in each case, as otherwise expressly provided, and subject to compliance with the procedures set forth, in the Engagement Letter.

Houlihan Lokey was not requested to opine as to, and its opinion did not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of any Silver Lake Entity, the Company, OpCo, any of their respective security holders, or any other party to proceed with or effect the Transactions, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Transactions or otherwise (other than the Merger Consideration to the extent expressly specified therein), including, without limitation, the acquisition by New SPV of an indirect equity interest in the Company and OpCo, the option of the existing limited partners of the Selling Funds to make a new capital commitment through the New SPV, the rollover by the general partners of the Selling Funds into the New SPV, the rollovers pursuant to the Rollover Agreements, the Mergers or the terms of the organizational documents of OpCo, the Company, the Parent Entities, the Acquisition Holdcos or the Buying Funds, (iii) the fairness of any portion or aspect of the Transactions to the holders of any class of securities, creditors or other constituencies of any Silver Lake Entity, OpCo or the Company, or to any other party (except if and only to the extent expressly set forth in the last sentence of the opinion), including, without limitation, the fairness of any consideration to be received by the Selling Funds or any other direct or indirect security holder of OpCo or the Company in the Mergers, (iv) the relative merits of the Transactions as compared to any alternative business strategies or transactions that might have been available for any Silver Lake Entity, OpCo, the Company or any other party, (v) the fairness of any portion or aspect of the Transactions to any one class or group of any Silver Lake Entity’s, OpCo’s, the Company’s or any other party’s security holders or other constituents vis-à -vis any other class or group of any Silver Lake Entity’s, OpCo’s, the Company’s or such other party’s security holders or other constituents, (vi) whether or not the Company, the New SPV, the Buying Funds General Partners, the Buying Funds or any other party is receiving or paying reasonably equivalent value in the Transactions, (vii) the solvency, creditworthiness or fair value of any Silver Lake Entity, OpCo, TKO, TKO

OpCo, the Company or any other participant in the Transactions, or any of their respective assets (including, without limitation, the Equity Interests or the Acquired Equity Interests) under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, (viii) the allocation of the Merger Consideration and any other consideration among the Buying Funds, the New SPV and/or any parallel investment vehicles, (ix) the form, structure or any aspect or terms of any debt or equity financing for, or in connection with, the Transactions or the likelihood of obtaining such financing, including without limitation, the Preferred Equity Financing or the sale by the Company of any assets or businesses in connection therewith or otherwise, (x) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Transactions, any class of such persons or any other party, relative to the Merger Consideration or otherwise, (xi) the treatment of any of the Buying Funds General Partners, the limited partners of any of the Buying Funds or any other person in connection with the Transactions or (xii) the financial or other implications and effects of the Transactions on any of the Buying Funds General Partners or the Buying Funds, the Company, OpCo, TKO, TKO OpCo or any other party (including, without limitation, any aspects relating to the operations or other activities of any of the Buying Funds General Partners or the Buying Funds, the Company, OpCo, TKO, TKO OpCo or any other party following the consummation of the Transactions) (it being understood that whether or not the Merger Consideration to be paid by the Buying Funds for the Acquired Equity Interests pursuant to the Merger Agreement is fair to the Buying Funds, collectively as a group, from a financial point of view is not excluded by this clause (xii)). Furthermore, Houlihan Lokey did not express any opinion, counsel or interpretation regarding matters that require legal, regulatory, environmental, accounting, insurance, tax or other similar professional advice. Houlihan Lokey assumed that such opinions, counsel or interpretations had been or would be obtained from the appropriate professional sources. Furthermore, with the Buying Funds General Partners’ and the Buying Funds’ consent Houlihan Lokey relied on the assessments by the Buying Funds, the Buying Funds General Partners and their respective advisors as to all legal, regulatory, environmental, accounting, insurance, tax and other similar matters with respect to the Buying Funds, the Company, TKO, TKO OpCo, the Transactions or otherwise.

Houlihan Lokey was engaged by the Buying Funds General Partners and the Buying Funds to provide an opinion to the Buying Funds General Partners (in their capacities as general partners of the Buying Funds) and the Buying Funds as to whether the Merger Consideration to be paid by Parent Entities for the Acquired Equity Interests in the Mergers pursuant to the Merger Agreement was fair to the Buying Funds, collectively as a group, from a financial point of view. The Buying Funds General Partners and the Buying Funds engaged Houlihan Lokey based on Houlihan Lokey’s experience and reputation. Houlihan Lokey is regularly engaged to render financial opinions in connection with mergers, acquisitions, divestitures, leveraged buyouts, and for other purposes. Pursuant to its engagement by the Buying Funds General Partners and the Buying Funds, Houlihan Lokey is entitled to an aggregate fee of $900,000 for its services, $450,000 of which became payable upon the execution of the Engagement Letter, and the balance of which became payable upon the delivery of Houlihan Lokey’s opinion. No portion of Houlihan Lokey’s fee is contingent upon the successful completion of the Transactions. The Silver Lake Entities have also agreed to reimburse Houlihan Lokey for certain expenses and to indemnify Houlihan Lokey, its affiliates and certain related parties against certain liabilities and expenses, including certain liabilities under the federal securities laws, arising out of or related to Houlihan Lokey’s engagement.

In the ordinary course of business, certain of Houlihan Lokey’s employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, one or more of the Buying Funds, the Buying Funds General Partners, the Company, TKO or any other party that may be involved in the Transactions and their respective affiliates or security holders or any currency or commodity that may be involved in the Transactions.

Houlihan Lokey and/or certain of its affiliates have in the past provided investment banking, financial advisory and/or other financial or consulting services to SLP or one or more security holders or affiliates of, and/or portfolio companies of investment funds affiliated or associated with, SLP (collectively, with SLP, the “Silver Lake Group”), for which Houlihan Lokey and its affiliates have received compensation. In addition, Houlihan Lokey and/or certain of its affiliates is/are currently providing investment banking, financial advisory and/or other financial or consulting services to the Buying Funds General Partners, the Buying Funds and certain other members of Silver Lake Group for which Houlihan Lokey and its affiliates have received, and may receive, compensation. For such current and prior engagements during the preceding two years that have been identified by Houlihan Lokey based on a review of its information management systems, Houlihan Lokey currently estimates it has received or will receive aggregate compensation of less than $1 million. Houlihan Lokey and certain of its affiliates may provide investment banking, financial advisory and/or other financial or consulting services to the Company, TKO, the Buying Funds General Partners, the Buying Funds, the Selling Funds, the New SPV, members of Silver Lake Group, other participants in the Transactions or certain of their respective affiliates or security holders in the future, for which Houlihan Lokey and its affiliates may receive compensation. In addition, Houlihan Lokey and certain of its affiliates and certain of Houlihan Lokey’s and their respective employees may have committed to invest in private equity or other investment funds managed or advised by Silver Lake, other participants in the Transactions or certain of their respective affiliates or security holders, and/or in portfolio companies of such funds, and may have co-invested with the members of Silver Lake Group, other participants in the Transactions or certain of their respective affiliates or security holders, and may do so in the future. Furthermore, in connection with bankruptcies, restructurings, distressed situations and similar matters, Houlihan Lokey and certain of its affiliates may have in the past acted, may currently be acting and/or may in the future act as financial advisor to debtors, creditors, equity holders, trustees, agents and other interested parties (including, without limitation, formal and informal committees or groups of creditors) that may have included or represented and may include or represent, directly or indirectly, or may be or have been adverse to, the Company, TKO, the Buying Funds General Partners, the Buying Funds, the Selling Funds, the New SPV, members of Silver Lake Group, other participants in the Transactions or certain of their respective affiliates or security holders, for which advice and services Houlihan Lokey and its affiliates have received and may receive compensation.

Financing

The Mergers are not subject to a financing condition. The Parent Entities estimate that the total amount of funds necessary to complete the Merger will be approximately $12.898 billion, including estimated transaction fees and expenses. The Parent Entities and the Merger Subs intend to fund the amounts necessary to complete the Mergers through a combination of the following:

•	Equity Financing of up to $7,051,940,000 plus the Asset Sale Commitment Amount to be provided or secured by the Equity Investors;

•

Preferred Equity Financing of up to $675,000,000 (subject to potential increase to up to $750,000,000 as set forth in the Preferred Equity Commitment Letters) to be provided by the Preferred Equity Investors;

•	Debt Financing of up to $8,075,000,000 to be provided by the Debt Financing Sources (together with the Equity Financing and Preferred Equity Financing, the “Financing”); and

•	available cash of the Company Entities and Company Subsidiaries from Company Sales (as defined in the section entitled “The Merger Agreement — Company Sales” beginning on page 143).

The Parent Entities have obtained the equity and debt financing commitments described below. The funding of the proceeds under each of the financing commitments is contingent on the satisfaction of customary conditions, including (i) the execution and delivery of definitive documentation with respect to each proposed financing in accordance with the terms set forth in the applicable commitment letter, and (ii) the consummation of the Mergers in accordance with the Merger Agreement. The Parent Entities have represented to the Company Entities that the committed equity and debt financing, when funded in full, together with available cash of the Company Entities and Company Subsidiaries from Company Sales, will provide sufficient funds to complete the Transactions. For more information, please see the section entitled “The Merger Agreement — Financing Covenant; Company Cooperation” beginning on page 153.

Equity Financing

In connection with the Merger Agreement, the Parent Entities have entered into the Equity Commitment Letter with SLP Fund VI, SLP Fund VII and SL SPV-4, L.P (as amended and restated on September 13, 2024, as further amended and restated on November 11, 2024 and as further amended and restated on December 16, 2024). Pursuant to the Equity Commitment Letter, the Equity Investors have committed, severally but not jointly, upon the terms and subject to conditions set forth in the Equity Commitment Letter, to purchase immediately prior to the Closing, equity interests in Holdco Parent (or, to the extent designated by Holdco Parent prior to Closing, OpCo Parent) for an aggregate purchase price equal to, or otherwise make contributions to or invest funds as equity in Holdco Parent (or, to the extent designated by Holdco Parent prior to Closing, OpCo Parent) in an aggregate amount equal to $7,051,940,000 plus the Asset Sale Commitment Amount.

The Equity Investors’ financing commitments are generally subject to the satisfaction of the conditions to the Parent Entities and the Merger Sub’s obligations to effect the consummation of the Mergers as set forth in the Merger Agreement, the substantially concurrent satisfaction of the Debt Financing pursuant to the Debt Commitment Letter solely with respect to amounts requires to consummate the Mergers, and the substantially concurrent consummation of the Closing on the terms and subject to the conditions of the Merger Agreement.

The equity financing contemplated by the Equity Commitment Letter will terminate upon the earliest to occur of (i) the valid termination of the Merger Agreement in accordance with its terms, (ii) the assertion by or on behalf of the Company Entities or the Company Subsidiaries of certain claims and legal actions prohibited by the Equity Commitment Letters against the Equity Investors, the Parent Entities or the Merger Subs or any of their related parties, in each case, other than claims and legal actions expressly permitted by the Equity Commitment Letter, Limited Guarantee or the Merger Agreement or any claim under the confidentiality agreement relating to the Mergers, (iii) any final, non-appealable judgment of a court of competent jurisdiction against the Equity Investors with respect to any non-prohibited claim by the Company Entities or any Company Subsidiary that includes an award of the Parent Termination Fee and/or the Additional Obligations (as defined in the section entitled “The Merger Agreement — Termination Fees and Expenses — Parent Termination Fee” beginning on page 161) and (iv) the Closing.

Under certain circumstances, the Parent Entities and the Equity Investors may enter into additional equity commitment letters in connection with Company Sales, as further described in the section entitled “The Merger Agreement — Company Sales” beginning on page 143.

Preferred Equity Financing

In connection with the execution and delivery of the Merger Agreement, the Parent Entities entered into the Original Preferred Equity Commitment Letter with the Original Preferred Equity Investors, pursuant to which the Original Preferred Equity Investors have committed, severally and not jointly, on the terms and subject to the conditions set forth in the Original Preferred Equity Commitment Letter, to provide at the Closing to the Parent Entities and the Merger Subs, in exchange for preferred equity interests in the Surviving Company, with an aggregate amount in cash equal to $500,000,000, consisting of an aggregate commitment of $300,000,000 by DFO Private Investments, L.P. and $200,000,000 by Thirty Fifth Investment Company L.L.C. Such commitments may be increased, at the relevant Original Preferred Equity Investor’s option, by up to $100,000,000 in the aggregate in the event of the satisfaction of certain ratings conditions. The commitments under the Original Preferred Equity Commitment Letter expire on the date that is five business days after the Outside Date, as such date may be extended pursuant to the terms of the Merger Agreement (as in effect on the date of the Preferred Equity Commitment Letter), including for regulatory approvals and in the event of litigation.

In addition, pursuant to the Coatue Preferred Equity Commitment Letter entered into on June 6, 2024, the Coatue Preferred Equity Investor has committed, on the terms and subject to the conditions set forth in the

Coatue Preferred Equity Commitment Letter, to provide at the Closing to the Parent Entities and the Merger Subs, in exchange for preferred equity interests in the Surviving Company, with an aggregate amount equal to $50,000,000. The commitment under the Coatue Preferred Equity Commitment Letter expires on the earliest of (i) the date that is five business days after the Outside Date, as such date may be extended pursuant to the terms of the Merger Agreement (as in effect on the date of the Coatue Preferred Equity Commitment Letter), including for regulatory approvals and in the event of litigation, and (ii) July 9, 2025.

Further, pursuant to the Meritage Preferred Equity Commitment Letter entered into on July 29, 2024, the Meritage Preferred Equity Investor has committed, on the terms and subject to the conditions set forth in the Meritage Preferred Equity Commitment Letter, to provide at the Closing to the Parent Entities and the Merger Subs, in exchange for preferred equity interests in the Surviving Company, with an aggregate amount equal to $25,000,000. The commitment under the Meritage Preferred Equity Commitment Letter expires on the date that is five business days after the Outside Date, as such date may be extended pursuant to the terms of the Merger Agreement (as in effect on the date of the Meritage Preferred Equity Commitment Letter), including for regulatory approvals and in the event of litigation.

Additionally, pursuant to the Goldman Preferred Equity Commitment Letters entered into on November 12, 2024, the Goldman Preferred Equity Investors have committed, on the terms and subject to the conditions set forth in the applicable Goldman Preferred Equity Commitment Letter, to provide at the Closing to the Parent Entities and the Merger Subs, in exchange for preferred equity interests in the Surviving Company, with an aggregate amount equal to $100,000,000. The commitments under the Goldman Preferred Equity Commitment Letters expire on the date that is five business days after the Outside Date, as such date may be extended pursuant to the terms of the Merger Agreement (as in effect on the date of the Goldman Preferred Equity Commitment Letters), including for regulatory approvals and in the event of litigation.

The Preferred Equity Financing is conditioned on the consummation of the Mergers in accordance with the Merger Agreement, as well as other customary conditions set forth in the Preferred Equity Commitment Letters, including, but not limited to:

•

the execution and delivery by the Surviving Company of definitive documentation, consistent with the Preferred Equity Commitment Letters, on or prior to the (i) in the case of the Original Preferred Equity Commitment Letter, the Meritage Preferred Equity Commitment Letter and the Goldman Preferred Equity Commitment Letters, the fifth business day after the Outside Date (as such date may be extended pursuant to the terms of the Merger Agreement) or (ii) in the case of the Coatue Preferred Equity Commitment Letter, the earliest of (x) the fifth business day after the Outside Date (as such date may be extended pursuant to the terms of the Merger Agreement) and (y) July 9, 2025;

•	the consummation of the Debt Financing and the initial borrowings thereunder;

•	the completion of the cash equity contribution by affiliates of Silver Lake and certain other investors arranged by and/or designated by Silver Lake, as the case may be;

•	subject to certain limitations, the absence of a Material Adverse Effect having occurred and been continuing since the date of the Merger Agreement;

•	payment of all applicable fees and expenses in connection with the Preferred Equity Financing;

•	delivery of certain audited and unaudited financial statements of the Company;

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receipt by the Original Preferred Equity Investors, the Coatue Preferred Equity Investor, the Meritage Preferred Equity Investor and the Goldman Preferred Equity Investors of documentation and other information about the Company and certain loan parties in the Debt Financing, required under applicable “know your customer” and anti-money laundering rules and regulations (including the PATRIOT Act);

•	the repayment of certain outstanding debt of the Company’s subsidiaries;

•	the accuracy in all material respects of certain representations and warranties in the Merger Agreement and specified representations and warranties in the preferred equity documents; and

•

solely in the case of DFO, DFO shall have received the National Basketball Association’s (and any other applicable affiliated or related entity’s) prior written consent to (i) DFO (and its direct and indirect owners) purchasing the Preferred Equity and (ii) DFO’s and its affiliates’ or other affiliated persons’ direct or indirect involvement as a party to the Preferred Equity Financing and the other transactions contemplated under the Merger Agreement and the Original Preferred Equity Commitment Letter.

The amounts funded pursuant to the Preferred Equity Financing will be used to fund a portion of the payment of the aggregate Merger Consideration and other amounts required to be paid under the Merger Agreement. The Preferred Equity Financing may be increased to up to $750,000,000 in the aggregate subject to the terms of the Preferred Equity Commitment Letters. During the Pre-Closing Period, the Company Entities will and will use reasonable best efforts to cause each of its representatives to provide such reasonable cooperation as is customary and reasonably requested by the Parent Entities in connection with the obtaining and arranging of the Preferred Equity Financing, as further described in the section entitled “The Merger Agreement — Financing Covenant; Company Cooperation” beginning on page 153.

Debt Financing

Concurrently with the execution of the Merger Agreement, the Parent Entities entered into the Original Debt Commitment Letter, with the Debt Financing Sources, which was amended and restated on April 19, 2024 to add additional Debt Financing Sources and which was further amended and restated on September 13, 2024 and December 16, 2024, in each case to reduce the 364-day term loan facility commitments. Subject to the terms and conditions set forth in the Debt Commitment Letter, the Debt Financing Sources committed, severally and not jointly, to provide debt financing in an aggregate principal amount of up to $8,075,000,000, to be used in part to finance a portion of the consideration for the Mergers, consisting of an (i) up to $4,250 million senior secured term loan A facility, (ii) up to $2,750 million senior secured term loan B facility, (iii) up to $250 million senior secured revolving facility and (iv) up to $825 million senior secured 364-day term loan facility. The commitments under the Debt Commitment Letter expire on the date that is five business days after the Outside Date, as such date may be extended pursuant to the terms of the Merger Agreement (as in effect on the date of the Original Debt Commitment Letter), including for regulatory approvals and in the event of litigation.

During the Pre-Closing Period, the Company Entities will and will use reasonable best efforts to cause each of its representatives to provide such reasonable cooperation as is customary and reasonably requested by the Parent Entities in connection with the obtaining and arranging of the Debt Financing, as further described in the section entitled “The Merger Agreement — Financing Covenant; Company Cooperation” beginning on page 153.

The Debt Financing is conditioned on the consummation of the Mergers in accordance with the Merger Agreement, as well as other customary conditions set forth in the Debt Commitment Letter, including, but not limited to:

•

subject to certain limitations, the execution and delivery of (i) definitive documentation in respect of the Debt Financing, substantially consistent with the Debt Commitment Letter and (ii) documents and instruments necessary to establish a perfected security interest in the collateral for the Debt Financing;

•	the completion of the cash equity contribution by affiliates of Silver Lake and certain other investors arranged by and/or designated by Silver Lake, as the case may be;

•	subject to certain limitations, the absence of a Material Adverse Effect having occurred and been continuing since the date of the Merger Agreement;

•	payment of all applicable fees and expenses in connection with the Debt Financing;

•	delivery of certain audited and unaudited financial statements of the Company;

•

receipt by the Debt Financing Sources of documentation and other information about the Merger Subs and certain loan parties in the Debt Financing required under applicable “know your customer” and anti-money laundering rules and regulations (including the PATRIOT Act);

•	the repayment of certain outstanding debt of the Company’s subsidiaries; and

•	the accuracy in all material respects of certain representations and warranties in the Merger Agreement and specified representations and warranties in the debt financing documents.

Under the Debt Commitment Letter, each Debt Financing Source has also agreed to use commercially reasonable efforts to arrange and provide up to $1,500,000,000 under a margin loan facility (the “Margin Loan Facility”), pursuant to the terms and conditions set forth in the Debt Commitment Letter. During the Pre-Closing Period, the Company Entities will and will use reasonable best efforts to cause each of its representatives to cooperate in requesting in requesting from TKO and TKO OpCo an issuer agreement with the applicable lenders in connection with the Margin Loan Financing, as further described in the section entitled “The Merger Agreement — Financing Covenant; Company Cooperation” beginning on page 153.

The documentation governing the Debt Financing contemplated by the Debt Commitment Letter has not been finalized and, accordingly, the actual terms of the Debt Financing may differ from those described in this information statement. In particular, certain terms of the Debt Financing are subject to “flex” provisions.

The Debt Financing Sources may invite other banks, financial institutions and institutional lenders to participate in the Debt Financing contemplated by the Debt Commitment Letter and to undertake a portion of the commitments to provide such Debt Financing.

Terms of the Debt Facilities

Obligors and Security

The borrower under the credit facilities will be a newly formed limited liability company organized under the laws of the United States or any state thereof and an indirect subsidiary of the Company. The credit facilities will be guaranteed, subject to certain agreed upon exceptions, on a joint and several basis by the borrower and each direct and indirect wholly owned U.S. restricted subsidiary of the borrower. The credit facilities will be secured, subject to certain agreed upon exceptions, by (1) a first priority security interest in substantially all the tangible and intangible assets of the borrower and the guarantors and (2) a first-priority pledge of 100% of the capital stock of each direct and wholly owned material restricted subsidiary of the borrower and each other guarantor, in each case subject to certain exceptions.

Interest Rates, Fees and Amortization

Interest under the senior secured term loan A facility, the senior secured term loan B facility, the senior secured revolving facility and the senior secured 364-day term loan facility will in each case be payable, at the option of the borrower, either at a base rate or a Term SOFR-based rate plus a margin to be determined in accordance with the provisions of the Debt Commitment Letter.

The borrower may elect interest periods under the credit facilities of one, three or six months (or twelve months or less than one month if agreed to by all lenders) with respect to loans bearing interest based on Term SOFR. Interest will be payable, in the case of loans bearing interest based on Term SOFR, at the end of each interest period (but at least every three months) and, in the case of loans bearing interest based on the base rate, quarterly in arrears. In addition, the borrower is required to pay a commitment fee on any unutilized commitments under the senior secured revolving facility. The borrower is also required to pay customary letter of credit fees.

The senior secured term loan B facility will mature seven years from the Closing Date and will amortize in equal quarterly installments in aggregate annual amounts equal to 1.00% of the original principal amount. The senior secured term loan A facility will mature three years from the Closing Date and will amortize in equal quarterly installments in aggregate annual amounts equal to 2.50% of the original principal amount. The senior secured revolving facility will mature five years from the Closing Date and will have no amortization. The senior secured 364-day term facility will mature 364 days after the Closing Date and will have no amortization.

Prepayments

The term loan facilities will require the borrower to prepay outstanding term loans, subject to certain exceptions, with:

•

with respect to the senior secured term loan B facility, 50% (which percentage will be reduced to 25% and 0% upon achievement of certain first lien leverage ratios) of the borrower’s annual excess cash flow;

•

with respect to the senior secured term loan A facility, 100% of the net cash proceeds of all non-ordinary course asset sales of the borrower and its restricted subsidiaries (subject to de minimis thresholds);

•

on and after the date of repayment of the senior secured term loan A facility, with respect to the senior secured term loan B facility, 100% (which percentage will be reduced to 50% and 0% upon achievement of certain first lien leverage ratios) of the net cash proceeds of all non-ordinary course asset sales or other dispositions of property by the borrower and its restricted subsidiaries (including insurance and condemnation proceeds), subject to de minimis thresholds and subject to the rights of the borrower and its restricted subsidiaries to reinvest the proceeds and other exceptions to be set forth in the debt facilities documentation;

•	100% of the net cash proceeds of any issuance or incurrence of debt by the borrower or any of its restricted subsidiaries, other than debt permitted under the credit facilities; and

•

solely with respect to the senior secured 364-day term loan facility, (i) to the extent that the Margin Loan Facility is not funded at closing, an amount equal to 100% of the net cash proceeds of loans funded under the Margin Loan Facility, (ii) an amount equal to 100% of the net cash proceeds of any sales of TKO equity interests after making any payment required with respect to the Margin Loan Facility and (iii) an amount equal to 100% of the net cash proceeds of incremental facilities or incremental equivalent debt, subject to certain exceptions.

The borrower may voluntarily repay outstanding loans under the credit facilities at any time without premium or penalty, subject to a 1% prepayment premium with respect to the senior secured term loan B facility in the event of certain voluntary prepayments or refinancings thereof that occur prior to the six month anniversary of the Closing Date and reduces the effective yield of the senior secured term loan B facility.

Certain Covenants and Events of Default

The credit facilities will contain customary affirmative covenants including, among other things, delivery of annual audited and quarterly unaudited financial statements, notices of defaults, material litigation and material ERISA events, maintenance of property and customary insurance, payment of taxes and compliance with laws and regulations. The credit facilities will also contain customary negative covenants that, subject to certain exceptions, qualifications and “baskets,” generally will limit the borrower’s and its restricted subsidiaries’ ability to incur debt, create liens, make fundamental changes, enter into asset sales and sale-and-lease back transactions, make certain investments and acquisitions, pay dividends or distribute or redeem certain equity and prepay or redeem certain debt. The senior secured term loan A facility and the senior secured revolving facility will be subject to a first lien net leverage ratio maintenance covenant.

The credit facilities will also contain certain customary events of default (including upon a change of control).

Limited Guarantee

Concurrently with the execution of the Merger Agreement, pursuant to Limited Guarantee delivered by the Guarantors in favor of OpCo, each of the Guarantors, severally and not jointly, have absolutely, unconditionally and irrevocably agreed to guarantee the due and punctual payment, observance, performance and discharge of their respective portions of all of the payment obligations of the Parent Entities with respect to (a) all of the Parent Termination Fee described above and (b) certain reimbursement obligations that may be owed by the Parent Entities if the Parent Termination Fee becomes payable, subject to the limitations set forth in the Limited Guarantee and the Merger Agreement, as more fully described in the section entitled “The Merger Agreement — Termination Fees and Expenses” beginning on page 161.

The Limited Guarantee will terminate upon the earliest to occur of (i) the Closing and the payment of all amounts required to be paid at or prior to the consummation of the Transactions, (ii) payment in full of the Parent Termination Fee and all of the reimbursement obligations described above, (iii) 60 days following the valid termination of the Merger Agreement in accordance with its terms, unless OpCo has commenced a proceeding against the Guarantors or the Company Entities have commenced a proceeding against the Parent Entities for any portion of the payment obligations under the Limited Guarantee, in which case the Limited Guarantee will not terminate with respect to the relevant amounts in dispute until a final, non-appealable order has been entered into by a court of competent jurisdiction discharging the Guarantors or the Parent Entities (as applicable) of such payment obligations, or the parties have otherwise mutually agreed to terminate the Limited Guarantee, and, in either case, the Company Entities have been paid all amounts payable by the Guarantors under the Limited Guarantee.

Position of the Company, Manager and OpCo on the Fairness of the Mergers

On April 2, 2024, the Executive Committee, acting upon the unanimous recommendation of the Special Committee, (i) determined that the Merger Agreement and the Transactions, including the Mergers, are fair and in the best interests of, the Company, its stockholders, including the Unaffiliated Stockholders, Manager, OpCo and its members, (ii) approved and declared the Merger Agreement and the Transactions advisable, (iii) authorized and approved the execution, delivery and performance by the Company, Manager and OpCo of the Merger Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth therein, (iv) authorized the officers of the Company to enter into the Merger Agreement and all other documents, certificates, agreements and instruments contemplated thereby on behalf of the Company, Manager and OpCo, as applicable, and to do all things and take all actions necessary or advisable to consummate the Transactions and (v) recommended the adoption of the Merger Agreement by the stockholders of the Company. The Company did not receive any firm offers relating to a potential transaction other than the proposed Mergers.

Position of the SLP Entities and the Director Rollover Holders in Connection with the Mergers

Under the SEC rules governing “going-private” transactions, (i) each of the Parent Entities, the Merger Subs, the SLP Holding Entities and the Additional SLP Filing Entities (collectively, the “SLP Entities”) may be deemed to be affiliates of the Company and (ii) Ariel Emanuel, Patrick Whitesell and the Executive Holdcos (collectively, the “Director Rollover Holders”) may be deemed to be affiliates of the Company and engaged in the going-private transaction and, therefore, be required to express their beliefs as to the fairness of the Mergers to the Unaffiliated Stockholders. The SLP Entities and the Director Rollover Holders are making the statements included in this section solely for purposes of complying with the requirements of Rule 13e-3 and related rules and regulations under the Exchange Act. The SLP Entities and Director Rollover Holders have interests in the Mergers that are different from, and in addition to, the Unaffiliated Stockholders.

The SLP Entities and the Director Rollover Holders believe that the Mergers (which are the Rule 13e-3 transactions for which a Schedule 13E-3 Transaction Statement will be filed with the SEC) are fair to the Unaffiliated Stockholders on the basis of the factors described in the sections entitled “The Special Factors — Recommendation of the Executive Committee; Reasons for the Mergers” and “The Special Factors — Position of the Company, Manager and OpCo on the Fairness of the Mergers” beginning on pages 64 and 101, respectively (which the SLP Entities and the Director Rollover Holders agree with and adopt), the factors described in the section entitled “The Special Factors — Purpose and Reasons of the SLP Entities and the Director Rollover Holders in Connection with the Mergers” beginning on page 109 and the additional factors described below with respect to the SLP Entities.

The SLP Entities and the Director Rollover Holders also believe that the interests of the Unaffiliated Stockholders were represented by the Special Committee, which was comprised solely of independent and disinterested directors and which (i) reviewed, evaluated and negotiated the Merger Agreement on behalf of the Unaffiliated Stockholders with the assistance of its independent legal and financial advisors, (ii) made a determination that the Transactions were fair to, and in the best interests of, the Unaffiliated Stockholders with the assistance of its independent legal and financial advisors and (iii) made a recommendation to the Executive Committee for the execution of the Merger Agreement and approval of the Transactions. None of the SLP Entities or Director Rollover Holders participated in the deliberations of the Special Committee regarding, or received advice from the Special Committee’s independent legal or financial advisors as to, the substantive or procedural fairness of the Mergers.

Based on the factors considered by, and findings of, the Executive Committee and the Special Committee described in the sections entitled “The Special Factors — Recommendation of the Executive Committee; Reasons for the Mergers”, and “The Special Factors — Position of the Company, Manager and OpCo on the Fairness of the Mergers” beginning on pages 64 and 101, respectively (which findings the Director Rollover Holders agree with and adopt), the Director Rollover Holders believe that the Mergers are substantively and procedurally fair to the Unaffiliated Stockholders. The Director Rollover Holders believe the factors considered by, and findings of, the Executive Committee and the Special Committee provide a reasonable basis upon which to form their belief that the Mergers are fair to the Unaffiliated Stockholders. This belief should not, however, be construed as a recommendation to any Unaffiliated Stockholder as to whether they should, and the Director Rollover Holders do not make any recommendation as to whether any Unaffiliated Stockholder should, exercise their appraisal rights under the DGCL.

Based on the SLP Entities’ and the Director Rollover Holders’ knowledge and analysis of available information regarding the Company, as well as discussions with members of the Company’s senior management regarding the Company and its business and the factors considered by, and findings of, the Executive Committee and the Special Committee described in the sections entitled “The Special Factors — Recommendation of the Executive Committee; Reasons for the Mergers”, and “The Special Factors — Position of the Company, Manager and OpCo on the Fairness of the Mergers” beginning on pages 64 and 101, respectively (which findings the SLP Entities and Director Rollover Holders agree with and adopt), the SLP Entities and the Director Rollover Holders believe that the Mergers are substantively and procedurally fair to the Unaffiliated Stockholders. In particular, the SLP Entities and the Director Rollover Holders considered the following substantive factors, which are not presented in any relative order of importance:

•

the fact that the price of $27.50 in cash per share of Class A Common Stock payable in the Mergers provides certainty, immediate value and liquidity to the Company’s shareholders while eliminating the market and long-term business risks related to the Company’s future growth prospects;

•

the Executive Committee’s view that the $27.50 per share of Class A Common Stock in cash payable in the Mergers was more favorable to all of the Company’s stockholders on a risk-adjusted basis than the potential value that might result from other alternatives reasonably available to the Company, based upon the extensive knowledge of the members of the Executive Committee of the Company’s business, assets, financial condition and results of operations, its competitive position and historical and projected financial performance, and the belief that the Transactions represented an attractive and comparatively certain value for all of the Company’s stockholders relative to the risk-adjusted prospects for the Company on a standalone basis;

•	the fact that the Company has sufficient operating flexibility to conduct its business in the ordinary course prior to the consummation of the Transactions;

•	the Executive Committee’s view that the terms of the Merger Agreement were advisable and favorable to the Company and its stockholders, including:

•	the fact that the Guarantors are guaranteeing the full amount of Parent Entities’ termination fee under the Merger Agreement;

•	the fact that the Parent Entities and the Merger Subs agreed to use reasonable best efforts to eliminate regulatory impediments to consummate the Transactions; and

•

the Company’s ability, under circumstances specified in the Merger Agreement and the Equity Commitment Letter, to specifically enforce the Parent Entities’ and the Merger Subs’ obligations under the Merger Agreement and to cause the Equity Financing to be funded as contemplated by the Merger Agreement and the Equity Commitment Letter.

•

the current and historical prices of the Class A Common Stock, including the fact that the Public Stockholder Consideration represented a total cash amount of $27.74, consisting of $27.50 per share and an additional $0.24 per share in dividend payments (i.e. the Merger Consideration plus the Quarterly Dividends and the Catch-Up Dividend) and a premium of approximately:

•

57% over the unaffected closing stock price on October 24, 2023, the last full trading day prior to the Company’s issuance of a press release on October 25, 2023 announcing an evaluation of strategic alternatives and Silver Lake’s issuance of a press release on October 25, 2023 stating Silver Lake’s intention to make a proposal to take the Company private;

•

57% and 7% over the low and high ends, respectively, of the trading range of the closing price of the Class A Common Stock for the 52-week period ending on March 28, 2024, the last full trading day prior to receipt of the Final Offer; and

•

13%, 13% and 14% over the 30-, 60- and 90-day volume-weighted average trading price of the Class A Common Stock, respectively, as of March 28, 2024, the last full trading day prior to receipt of the Final Offer;

•

that the Special Committee was able to negotiate an increase in the Merger Consideration from the $24.50 per share offered in the March 29 Proposal to $27.50, and was able to also negotiate for the Quarterly Dividends and Catch-Up Dividend, amounting to an additional amount per share of Class A Common Stock of $0.24 in cash, together representing an aggregate amount of $27.74 and an increase of approximately 13%;

•	the fact that Company management had expressed the view that the Company would not be able to optimally execute its business and strategic plans as an independent standalone public company;

•

the fact that, in the event that the Transactions failed to close on a timely basis or at all, holders of Class A Common Stock would still receive interim dividend payments that were made prior to the termination of the Merger Agreement;

•

the debt financing commitments provided to the Parent Entities by the Debt Financing Sources in connection with the Mergers and the fact that such financing was committed prior to the execution of the Merger Agreement;

•

the likelihood that the Mergers would be completed, based on, among other things, the limited number and nature of the conditions to the completion of the Mergers, including the fact that there is no financing condition;

•	the equity and debt financing commitments provide for the funding of the Transactions, as further described in the section entitled “The Special Factors — Financing” beginning on page 95;

•

the Company’s ability, under the circumstances specified in the Merger Agreement and the Equity Commitment Letter, to specifically enforce the Parent Entities’ and the Merger Subs’ obligations under the Merger Agreement and to cause the Equity Financing to be funded as contemplated by the Merger Agreement and the Equity Commitment Letter;

•

the fact that, if the Company or any Parent Entity terminates the Merger Agreement under certain circumstances (including the failure of the Parent Entities to close when required to do so under the Merger Agreement), the Parent Entities would be required to pay to the Company a termination fee of $705 million;

•	the fact that the termination fee of $288.5 million payable by the Company to the Parent Entities is only payable in certain limited circumstances;

•

the fact that the Guarantors have provided the Limited Guarantee, which absolutely, unconditionally and irrevocably supports the obligations of the Parent Entities with respect to certain payment obligations that may be owed to under the Merger Agreement (including the full amount of the Parent Entities’ termination fee); and

•	the other terms and conditions of the Merger Agreement, taken as a whole, as discussed in more detail in the section entitled “The Merger Agreement” beginning on page 126.

In addition, the SLP Entities and the Director Rollover Holders considered the following procedural factors, which are not presented in any relative order of importance:

•

the Special Committee’s unanimous determination that the Merger Agreement and the Transactions, including the Mergers, are advisable, fair to, and in the best interests of, the Company and the Unaffiliated Stockholders and the Special Committee’s unanimous recommendation to the Executive Committee that the Executive Committee approve the Merger Agreement and the Transactions, including the Mergers, and recommend adoption and approval of the Merger Agreement and the Transactions, including the Mergers, to the stockholders of the Company;

•

the fact that the Executive Committee (on behalf of the Board) committed that neither the Executive Committee nor the Board would approve a potential transaction with Silver Lake without a prior favorable recommendation by the Special Committee;

•

the procedural fairness of the Transactions, including that the members of the Executive Committee disclosed their conflicts of interest regarding the Transactions and that the Special Committee was (i) comprised solely of independent and disinterested directors, (ii) empowered to and did review, evaluate and negotiate the Merger Agreement and other definitive documentation providing for the Transactions, (iii) empowered to and did make a determination as to whether the Transactions were fair to, and in the best interests of, the Company, its stockholders, and the equityholders of Manager and OpCo and (iv) empowered to and did make a recommendation to the Executive Committee with respect to the Transactions (in a context in which the Executive Committee, on behalf of the Board, had committed that neither the Executive Committee nor the Board would approve a potential transaction with Silver Lake without a prior favorable recommendation by the Special Committee);

•

the fact that the Transactions, if recommended by the Special Committee and subsequently approved by the Executive Committee, would have been approved by both members of the Special Committee, who constitute a majority of the three independent and disinterested directors of the Company, as well as by at least one of Silver Lake’s two director designees, Egon Durban and Stephen Evans, who, together with Ursula Burns and Jacqueline Reses, would constitute a majority of the five directors of the Company who are not employees of the Company or any of its subsidiaries;

•

that the compensation provided to the members of the Special Committee in respect of their services was not contingent on the Special Committee approving any transaction or documents, including the Merger Agreement;

•

that the Special Committee held 23 formal meetings (as well as a number of informal meetings, including meetings prior to its formation) to discuss and evaluate Silver Lake’s proposals and the Transactions and that each member of the Special Committee was actively engaged in the process;

•

that the Special Committee was empowered to and did engage, on commercially reasonable terms, at the expense of the Company, such advisors and agents, including financial and legal advisors, as the Special Committee in its sole discretion deemed necessary or appropriate and that it retained and received the advice of (i) Centerview as its own independent financial advisor and (ii) Cravath as its own independent legal advisor;

•

the fact that certain actions taken by, at the specific direction or with the consent of certain designated directors or executives of the Company who proposed to “rollover” equity interests in the Transactions would not constitute a Company breach of the Merger Agreement under certain circumstances;

•

the authority granted to the Special Committee under the Merger Agreement to control the Company’s enforcement or defense of rights under the Merger Agreement (including the Company’s rights related to termination and specific performance), subject to the right of the Executive Committee to waive certain closing conditions on behalf of the Company; and

•

the availability of appraisal rights under the DGCL to Company stockholders and beneficial owners who comply with all of the required procedures for perfecting appraisal rights under the DGCL in connection with the Mergers, including the fact that such stockholders and beneficial owners will have the right to demand appraisal and payment of the fair value of their shares as determined by the Court, as further described in the section entitled “Appraisal Rights” beginning on page 181.

The SLP Entities also considered a variety of risks and other countervailing factors related to the substantive and procedural fairness of the proposed Mergers, including:

•

the fact that, following the closing of the Transactions should they close, the Unaffiliated Stockholders will have no ongoing equity interest in the Surviving Company following the Mergers and will not participate in any further future growth potential or benefit from any future increase in the value of the Company;

•

the fact that, should the Transactions close, the Unaffiliated Stockholders who receive the Merger Consideration will have no ongoing equity interest in the Surviving Company following the Mergers and will not participate in, and will not have participated in, any growth or increase in the value of the Company between the date of the Merger Agreement and the closing of the Transactions;

•

the restrictions on the conduct of the Company’s business prior to the consummation of the Transactions, requiring the Company to conduct its business in the ordinary course and preventing the Company from taking certain specified actions, subject to specific limitations, all of which may delay or prevent the Company from undertaking business opportunities pending completion of the Transactions;

•	the possibility that the Company may be obligated to pay the Parent Entities a termination fee of $288.5 million if the Merger Agreement is terminated under certain limited circumstances;

•	the fact that completion of the Mergers requires certain regulatory clearances and consents, including under the HSR Act and certain foreign antitrust and foreign investment laws;

•	the fact that the closing of the Mergers is not conditioned upon the receipt of the affirmative vote of a “majority of the minority” of the Unaffiliated Stockholders;

•

the fact that Silver Lake had stated in its October 25, 2023 announcement and repeated thereafter that, as a holder of a majority of the outstanding voting interests in the Company, it was not interested in potential alternative opportunities involving a sale of Company securities by Silver Lake to a third party or entertaining bids for assets held by the Company;

•

the possibility that, at some future time, the Parent Entities could sell some or all of the Company or its securities, businesses or assets to one or more purchasers at a valuation higher than the valuation implied by the Transactions, and that the Unaffiliated Stockholders would not be able to directly participate in or benefit from such a sale;

•	the potential upside in the Company’s standalone strategic plan;

•

that certain of the Company’s officers and directors may have interests in the Transactions that are different from, or in addition to, the interests of the Unaffiliated Stockholders, including the exchange of certain equity interests held by officers and directors (excluding, for the avoidance of doubt, the members of the Special Committee) for equity in the post-closing surviving entities, certain of the Company’s directors’ and officers’ involvement with Silver Lake, the interests of the Company’s directors and officers in being entitled to continued indemnification and insurance coverage from the surviving company under the Merger Agreement and the Company’s certificate of incorporation and other interests described in the section entitled “The Special Factors — Interests of Our Directors and Executive Officers in the Mergers” beginning on page 110;

•

the possibility that not all conditions to the Mergers will be timely satisfied or waived and that the Transactions will not be timely consummated (or at all) and the potential negative effects on the Company’s business, operations, financial results and stock price, including:

•	the trading price of Class A Common Stock may decline to the extent that its market price currently reflects positive market assumptions that the Mergers will be consummated;

•

the potential negative impact on the Company’s ability to attract, hire and retain key employees, as current and prospective employees may experience uncertainty about their future roles with the Company following the Mergers;

•

the potential disruption to the Company’s business and distraction of its workforce and management team from day-to-day operations and from pursuing other opportunities that could be beneficial to the Company; and

•	reputational harm to the Company’s relationships with investors, customers, business partners and other third parties due to the adverse perception of any failure to successfully complete the Mergers;

•

the risk that the Company may incur significant costs and material delays resulting from seeking regulatory approvals and other clearances, consents and approvals necessary for consummation of the Mergers;

•	the risk that the financing contemplated by the financing commitments will not be obtained and the Parent Entities would not be able to fully fund the Transactions;

•

the significant costs involved in connection with entering into the Merger Agreement and consummating the Transactions (many of which are payable whether or not the Transactions are consummated) and the substantial time and effort of the Company’s management required to complete the Transactions, which may disrupt its business operations and have a negative effect on its financial results;

•	the risk of litigation arising from stockholders of the Company in respect of the Merger Agreement or the Transactions; and

•	the fact that an all-cash transaction would be taxable to the holders of Class A Common Stock that are United States Holders for United States federal income tax purposes.

The SLP Entities did not specifically consider the net book value of the Company in reaching any conclusion as to fairness of the Transactions to the Unaffiliated Stockholders because of the belief that net book value does not present a meaningful valuation for the Company and its business, as the Company’s value is derived from the cash flows generated from its continuing operations rather than from the value of assets that might be realized from net book value which is significantly influenced by historical costs.

In addition, the SLP Entities did not specifically seek to establish a going concern valuation of the Company (without giving effect to the Transactions) in reaching any conclusion as to fairness of the Transactions to the Unaffiliated Stockholders because they consider the trading history of the Company Common Stock to generally be an indication of the Company’s value as a going concern business.

The SLP Entities did not receive any report, opinion or appraisal with respect to the fairness of the Transactions to the Unaffiliated Stockholders. For information regarding the Kroll Opinion and the opinion provided by Houlihan Lokey, which were solely provided with respect to the fairness of the Merger Consideration to the Selling Funds and the Buying Funds, respectively, and not to the Unaffiliated Stockholders, please refer to the section entitled “Opinion of Kroll” beginning on page 87 and the section entitled “Opinion of Houlihan Lokey” beginning on page 90, respectively.

The SLP Entities are not aware of any firm offer by any other person during the prior two years for a merger or consolidation of the Company with another company, the sale or transfer of all or substantially all of the Company’s assets or a purchase of the Company’s securities that would enable such person to exercise control of the Company.

The SLP Entities did not consider liquidation value as a factor because they consider the Company to be a viable going concern business and the trading history of the Company Common Stock to generally be an indication of its value as such. In the event the Transactions do not close by the term loan maturity date set forth in the Credit Facilities and the Company is unable to refinance or otherwise extend the Credit Facilities, the Company may not have sufficient cash on hand to repay the term loan under the Credit Facilities which would raise substantial doubt about the Company’s ability to continue as a going concern. However, the SLP Entities expect the Transactions to close prior to such term loan maturity date pursuant to the Merger Agreement and otherwise expect the Company to be able to refinance or otherwise extend the term loan under the Credit Facilities in the case the Transactions do not close. As such, the SLP Entities do not anticipate circumstances that would suggest the need to, and they have no present intention to, liquidate the Company.

The SLP Entities did not find it practicable to assign, nor did they assign, specific relative weights to the individual factors that they considered in reaching their conclusion as to fairness. The SLP Entities believe these factors provide a reasonable basis upon which to form their belief that the Mergers are fair to the Unaffiliated Stockholders. This belief should not, however, be construed as a recommendation to any Unaffiliated Stockholder as to whether they should, and the SLP Entities do not make any recommendation as to whether any Unaffiliated Stockholder should, exercise their appraisal rights under the DGCL.

Purposes and Reasons of the Company, Manager and OpCo in Connection with the Mergers

On February 23, 2024, the Executive Committee established the Special Committee comprised of Ursula Burns and Jaqueline Reses, and delegated to the Special Committee the powers, among others, to (i) review, evaluate and negotiate the terms of any proposal made by Silver Lake or its affiliates (or, as an alternative, review, consider and evaluate whether the Company should continue to operate as a standalone entity), (ii) meet with Company management, members of the Executive Committee and outside advisors engaged by the Company or the Special Committee on a regular basis, (iii) make a determination as to whether a proposal relating to any Potential Transaction and any definitive agreements with respect to any Potential Transaction are fair (as used in Item 1014(a) of Regulation M-A) to, and in the best interests of, the Company, its stockholders and the equityholders of Manager and OpCo (and, if applicable, the Unaffiliated Stockholders) and (iv) if the

Special Committee deems appropriate, make a recommendation to the Executive Committee (or, if applicable, the Board) for or against the approval of the Potential Transaction and the execution and delivery of the definitive documentation providing for the Potential Transaction. The Executive Committee also confirmed that it would not, and the Board would not, approve any proposal relating to a Potential Transaction or authorize the execution and delivery of the definitive documentation providing for such proposal without a prior favorable recommendation of such proposal by the Special Committee.

On April 2, 2024, the Special Committee, acting with the advice and assistance of its own independent legal and financial advisors, considered and evaluated the Merger Agreement and the Transactions, including the Mergers, and unanimously determined that the Merger Agreement and the Transactions, including the Mergers, are advisable, fair to and in the best interests of, the Company, the Unaffiliated Stockholders, Manager, OpCo, holders of common units of Manager or OpCo and holders of profits units of OpCo (excluding Specified Stockholders and their affiliates). The Special Committee also unanimously recommended to the Executive Committee that the Executive Committee (i) approve the Merger Agreement and the Transactions, including the Mergers, (ii) recommend the adoption and approval of the Merger Agreement and the Transactions, including the Mergers, by the stockholders of the Company and (iii) approve the execution, delivery and performance by the Company, Manager and OpCo of the Merger Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth therein.

Also on April 2, 2024, the Executive Committee held a meeting at which the Executive Committee, acting upon the unanimous recommendation of the Special Committee, (i) determined that the Merger Agreement and the Transactions are fair and in the best interests of the Company, its stockholders, including the Unaffiliated Stockholders, Manager, OpCo and its members, (ii) approved and declared advisable the Merger Agreement and the Transactions, (iii) authorized and approved the execution, delivery and performance by the Company, Manager and OpCo of the Merger Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth therein, (iv) authorized the officers of the Company to enter into the Merger Agreement and all other documents, certificates, agreements and instruments contemplated thereby on behalf of the Company, Manager and OpCo, as applicable, and to do all things and take all actions necessary or advisable to consummate the Transactions and (v) recommended the adoption of the Merger Agreement by the stockholders of the Company.

For more information, please see the section entitled “The Special Factors — Recommendation of the Executive Committee; Reasons for the Merger” beginning on page 64.

Purposes and Reasons of the Director Rollover Holders in Connection with the Mergers

Under the SEC rules governing Rule 13e-3 “going-private” transactions, the Director Rollover Holders may be deemed to be affiliates of the Company and to be engaged in the going-private transaction and, therefore, required to express their purposes and reasons for the Mergers to the Unaffiliated Stockholders, as defined in Rule 13e-3 of the Exchange Act. The Director Rollover Holders are making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act and solely in their capacities as Director Rollover Holders and not in any other capacity.

The Director Rollover Holders’ reasons for engaging in the going-private transaction are: (i) to enable and facilitate transactions that the Special Committee unanimously determined are advisable, fair to and in the best interests of, the Company, Manager, OpCo and the Unaffiliated Stockholders on the basis of the factors described in the section entitled “The Special Factors — Recommendation of the Special Committee; Reasons for the Recommendation” beginning on page 68, (ii) to monetize their equity in the Company and a portion of their equity in OpCo while maintaining a material rollover ownership interest in OpCo through which they would continue to bear the risks and rewards of such ownership after the transactions contemplated by the Merger Agreement were completed (as more fully described in the section entitled “The Special Factors — Interests of Our Directors and Executive Officers in the Mergers — Rollover Agreements” beginning on page 115) and (iii) to adjust and formalize the terms of their employment with the Company going forward.

The Director Rollover Holders also believe that structuring the transactions as a series of Mergers is preferable to other transaction structures because it will enable the Parent Entities to acquire (i) all OpCo Membership Interests (other than the Excluded OpCo Membership Interests and the Rollover Units), (ii) all Manager Membership Interests (other than the Excluded Manager Membership Interests) and (iii) all Shares (other than the Excluded Shares, the Rollover Shares and the Dissenting Shares), and it represents an opportunity for the Unaffiliated Stockholders to immediately realize the value of their investment in the Company and receive the Company Merger Consideration in cash, less any applicable withholding taxes, subject to and in accordance with the terms and conditions of the Merger Agreement.

Neither Ariel Emanuel nor Patrick Whitesell designated their Class A Common Stock as Rollover Shares and as such, neither will own any direct interest in the net book value or net earnings of the Company following consummation of the Mergers. Please see the table in the section entitled “The Special Factors — Interests of Our Directors and Executive Officers in the Mergers — Rollover Agreements” beginning on page 115 for more information about Ariel Emanuel and Patrick Whitesell’s equity interests that will remain outstanding following the Mergers.

The Director Rollover Holders did not consider any other alternative transactions. Further, the Director Rollover Holders did not direct or participate in the negotiation of the material terms of the Merger Agreement, including the timing of the Mergers.

Purposes and Reasons of the SLP Entities in Connection with the Mergers

Under the SEC rules governing “going-private” transactions, each of the SLP Entities may be deemed to be affiliates of the Company and, therefore, required to express their reasons for the Mergers to the Unaffiliated Stockholders, as defined in Rule 13e-3 of the Exchange Act. The SLP Entities are making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act.

The SLP Entities also believe that it is in the best interests of the Company to operate as a privately held entity. The SLP Entities believe that, as a privately held entity, the Company will have greater operational flexibility to pursue alternatives that it would not have as a public company, and management will be able to concentrate on long-term growth, reducing the focus on the quarter-to-quarter performance often emphasized by the public equity market’s valuation of the Company Common Stock. The SLP Entities also believe that the Mergers will provide the Company with flexibility to pursue transactions with a risk profile that may be unacceptable to many public shareholders, and that these transactions can be more effectively executed as a private company.

The SLP Entities currently anticipate that the Company’s operations following completion of the Transactions will initially be conducted substantially as they are currently being conducted (except that the Company will cease to be a public company and will instead be a subsidiary of the Parent Entities and its operations will be modified to account for asset sales, which may continue following the Closing). Notwithstanding the foregoing, following the Effective Time, as part of their long-term corporate goal of optimizing value, the Parent Entities may consider a range of alternatives, including an extraordinary corporate transaction following the consummation of the Mergers involving the Company’s corporate structure, the purchase, sale or transfer of a material amount of assets of the Company or any of its subsidiaries (including the continuation of the Company Sales) or other strategic transactions, if the Parent Entities conclude that such transactions or other activities are desirable. Except as otherwise disclosed in this information statement (including in the Company’s filings with the SEC incorporated by reference into this information statement), as of the date hereof, no agreements, understandings or decisions have been reached and there is no assurance that the Parent Entities will or will not decide to undertake any such alternatives. The Parent Entities expressly reserve the right to make any changes to the Company operations after consummation of the Mergers that the Parent Entities deem appropriate.

Although the SLP Entities believe that there will be significant opportunities associated with their investment in the Company, the SLP Entities realize that there are also substantial risks (including the risks and uncertainties relating to the prospects of the Company) and that such opportunities may not ever be fully realized.

If the Mergers are completed, the Company will become an indirect, wholly owned subsidiary of the Parent Entities, the Company Common Stock will cease to be publicly traded and OpCo will become collectively owned, directly or indirectly, by OpCo Parent, Manager and certain Rollover Holders. The SLP Entities believe that structuring the Transactions in such manner is preferable to other alternative transaction structures because (i) it will enable the Parent Entities to indirectly acquire all of the outstanding shares of the Company and certain interests of OpCo at the same time, (ii) it will allow the Company to cease to be a publicly registered and reporting company, (iii) it represents an opportunity for the Unaffiliated Stockholders to immediately realize the value of their investment in the Company and OpCo and (iv) it allows the Parent Entities to invest in the Company and OpCo.

Following consummation of the Mergers, the SLP Entities will own 100% of the interest in the Company’s net book value and net earnings. The table below sets forth the interests in the Company’s net book value and net earnings prior to the Mergers and immediately after the Mergers based on the net book value at June 30, 2024 and December 31, 2023 and net earnings attributable to stockholders for the six months ended June 30, 2024 and net earnings attributable to stockholders for the fiscal year ended December 31, 2023.

	Prior to the Mergers (in thousands, except percentages)						After the Mergers (in thousands, except percentages)
	% Interest at June 30, 2024(1)	Net book value at June 30, 2024	Net book value at December 31, 2023	Net earnings (loss) for the six months ended June 30, 2024	Net earnings (loss) for the fiscal year ended December 31, 2023	% Interest upon Mergers(1)	Net book value at June 30, 2024	Net book value at December 31, 2023	Net earnings (loss) for the six months ended June 30, 2024	Net earnings (loss) for the fiscal year ended December 31, 2023
SLP Entities	30.0%	$3,180,910	$3,452,116	$(105,557)	$106,955	100.0%	$10,603,032	$11,507,053	$(351,858)	$356,516

(1)	Percentage interest as reflecting issued and outstanding shares of Class A Common Stock.

Interests of Our Directors and Executive Officers in the Mergers

The Company’s executive officers and non-employee directors (who are also not employed by or affiliated with Silver Lake) have interests in the Mergers that may be different from, or in addition to, the interests of the Unaffiliated Stockholders generally. The Executive Committee and Special Committee were aware of these interests and considered them, among other matters, in approving the Merger Agreement. These interests are described below.

For purposes of the discussion below, the Company’s executive officers and non-employee directors (who are also not employed by or affiliated with Silver Lake), who have served as executive officers or non-employee directors of the Company at any point since the beginning of the last fiscal year, are the following individuals.

Name	Position
Executive Officers
Ariel Emanuel	Chief Executive Officer and Director
Patrick Whitesell	Executive Chairman and Director
Mark Shapiro	President and Chief Operating Officer
Jason Lublin	Chief Financial Officer
Seth Krauss	Chief Administrative Officer & Senior Counsel to the Board of Directors and Senior Management
Non-Employee Directors
Ursula Burns	Director
Jacqueline Reses	Director
Fawn Weaver	Director

Treatment of Company Equity Awards in the Mergers

Pursuant to the terms of the Merger Agreement, all Company Equity Awards held by our executive officers and non-employee directors (who are also not employed by or affiliated with Silver Lake) will generally be subject to the treatment described below. No executive officer or non-employee director holds any Phantom Units. All OpCo Membership Interests and OpCo Profits Units held by our executive officers are fully vested and will be entitled to certain payments described in the section entitled “Summary — The Merger Consideration” beginning on page 2.

Restricted Stock Units and Performance Stock Units

Each Vested Company RSU and Vested Company PSU will be cancelled as of the Effective Time and converted into the right to receive an amount in cash, without interest, equal to the product, rounded to the nearest cent, of (x) the Company Merger Consideration and (y) the number of shares of Class A Common Stock subject to such Vested Company RSU or Vested Company PSU (as applicable) (such amount, the “Vested Company RSU/PSU Payment”), less applicable taxes and authorized deductions. Surviving OpCo will, or will cause its applicable subsidiary to, pay through the payroll of such applicable subsidiary to each holder of Vested Company RSUs or Vested Company PSUs the applicable Vested Company RSU/PSU Payment, as soon as practicable following the Effective Time and in any event within 40 business days following the Effective Time (except as required to comply with applicable law).

The treatment of each Unvested Company RSU will be determined by the Executive Committee prior to the Effective Time or, if not determined prior to the Effective Time, by the administrator of the Company Stock Plan as soon as reasonably practicable following the Effective Time.

All Unvested Company PSUs will, at the Effective Time, automatically be cancelled and no payment will be made with respect thereto. The Unvested Company PSUs are subject to vesting based on the Company’s achievement of certain share prices, all of which are above the Merger Consideration of $27.50 and accordingly, are not expected to vest in connection with the Mergers.

Options

At the Effective Time, each Vested Company Option will automatically be cancelled and converted into the right to receive an amount in cash (without interest and subject to any applicable tax withholdings), equal to (a) the number of shares of Class A Common Stock subject to such Vested Company Option, multiplied by (b) (1) the Company Merger Consideration less (2) the exercise price per share of such Vested Company Option, in effect immediately prior to the Effective Time (the “Option Consideration”); provided that, if the exercise price per share of such Vested Company Option is equal to or greater than the Company Merger Consideration, the Option Consideration for such Vested Company Option will be zero. Any Company Option that has an exercise price per share equal to or greater than the Company Merger Consideration will automatically be cancelled without any payment being made in respect thereof. All Unvested Company Options will be cancelled for no consideration in accordance with the terms of the Merger Agreement and as such no value is attributed to such award. The Surviving Company will cause its applicable subsidiary to pay, through the payroll of such applicable subsidiary, to each holder of a Vested Company Option the applicable Option Consideration, as soon as practicable following the Effective Time and in any event within 40 business days following the Effective Time (except as required to comply with applicable law).

Quantification of Company Equity Awards Held by Executive Officers and Non-Employee Directors

The following tables set forth (a) the number of shares of Class A Common Stock subject to Vested Company Options, and Unvested Company RSUs held by the Company’s non-employee directors and executive officers as of September 30, 2024, (which is the latest practicable date to determine amounts due before the filing of this information statement and is the assumed Closing Date solely for purposes of this disclosure), and (b) the estimated value of such awards (on a pre-tax basis) in connection with the Mergers based on the Merger Consideration of $27.50 per share. As noted above, all Unvested Company Options and Unvested Company PSUs will be cancelled for no consideration in accordance with the Merger Agreement and, accordingly, are not included in the tables below. The treatment of Unvested Company RSUs in connection with the Mergers has not yet been determined, but, out of an abundance of caution, the value of Unvested Company RSUs (based on the Merger Consideration) is included below for purposes of this disclosure.

Company Options

Name	Shares of Class A Common Stock Underlying Company Options(1)	Estimated Value of Company Options(1)(2)
Executive Officers
Ariel Emanuel	—	—
Patrick Whitesell	—	—
Mark Shapiro	1,145,833	4,010,415.50
Jason Lublin	429,687	1,503,904.50
Seth Krauss	76,388	267,358.00
Non-Employee Directors
Ursula Burns	—	—
Jacqueline Reses	—	—
Fawn Weaver	—	—

(1)

Excludes Vested Company Options with respect to 210,695, 172,387 and 57,462 shares of Class A Common Stock (for which the per share exercise price exceeds the Merger Consideration of $27.50 per share) and Unvested Company Options with respect to 105,348, 86,194 and 28,731 shares of Class A Common Stock, in each case, for Messrs. Shapiro, Lublin and Krauss (collectively, the “Excluded Options”), respectively, as such Company Options will be cancelled for no consideration at the Effective Time.

(2)

The estimated value of the Company Options is equal to (i) $27.50 per share minus the per share exercise price of each such Company Option, multiplied by (ii) the number of shares underlying each such Company Option. As described above, the estimated value excludes value with respect to the Excluded Options as such awards will be cancelled for no consideration at the Effective Time.

Company RSUs

Name	Number of Outstanding Unvested Company RSUs (#)(1)	Estimated Value of Outstanding Unvested Company RSUs ($)(2)
Executive Officers
Ariel Emanuel	—	—
Patrick Whitesell	—	—
Mark Shapiro	342,361	9,414,928
Jason Lublin	242,597	6,671,418
Seth Krauss	80,866	2,223,815
Non-Employee Directors
Ursula Burns	6,776	186,340
Jacqueline Reses	6,776	186,340
Fawn Weaver	6,776	186,340

(1)

This reflects the Unvested Company RSUs as of September 30, 2024. Unvested Company PSUs held by Messrs. Emanuel, Whitesell and Krauss will be cancelled for no consideration in accordance with the Merger Agreement and, accordingly, are not included in the table above.

(2)

The treatment of Unvested Company RSUs in connection with the Mergers has not yet been determined; however, the Shapiro A&R Employment Agreement provides that Mr. Shapiro’s Unvested Company RSUs will vest in full at the Closing. Because the treatment of the Unvested Company RSUs (other than those held by Mr. Shapiro) has not yet been determined, the amounts that each of the executive officers (other than Mr. Shapiro) receive may be less than the amount of his or her respective estimated value as set forth in the table above (with such amounts calculated as the product of (i) the number of shares of Class A Common Stock and (ii) $27.50, reflecting the per share Merger Consideration).

Severance Entitlements

Following the Effective Time, certain of our executive officers may be entitled to certain severance benefits following certain terminations of employment. The severance benefits (if any) are described directly below. No severance payments or benefits are payable in the event of a termination for cause. For an estimate of the amounts that would be realized by each of our named executive officers upon a qualifying termination event under their employment agreements, see the section entitled “The Special Factors — Interests of Our Directors and Executive Officers in the Mergers — Quantification of Potential Payments and Benefits to Named Executive Officers in Connection with the Mergers” beginning on page 117.

Ariel Emanuel

Under the Emanuel Letter Agreement Amendment, Mr. Emanuel is not entitled to any severance payments. However, if the TKO Transaction Agreement is terminated or if the TKO Transaction is otherwise not consummated for any reason, then pursuant to the terms of the Emanuel Letter Agreement, if Mr. Emanuel subsequently resigns for “good reason” (as defined in the Emanuel Letter Agreement), he will be entitled to an amount equal to the Emanuel Asset Sale Bonus (to the extent not yet paid), subject to Mr. Emanuel’s execution and non-revocation of a release of claims. Mr. Emanuel is otherwise not entitled to any cash severance benefits.

Patrick Whitesell

Under the Whitesell Letter Agreement, upon termination of Mr. Whitesell’s current employment agreement and restrictive covenant agreement with the Company and OpCo at the Effective Time (or by Mr. Whitesell without “good reason”, if earlier), Mr. Whitesell is entitled to a prorated portion of $5,775,000 (which was the amount of Mr. Whitesell’s annual bonus earned in respect of 2023), with such proration based on the number of days employed during the year in which the termination occurs (subject to Mr. Whitesell’s execution, delivery and non-revocation of a general release of claims). Mr. Whitesell is otherwise not entitled to any cash severance benefits.

Under the Whitesell Letter Agreement, Mr. Whitesell will receive a one-time cash payment in the amount of $60,000,000 if he is not appointed as Chairman of WME or declines such appointment.

Mark Shapiro

Under the Shapiro A&R Employment Agreement Amendment, Mr. Shapiro is entitled to severance upon different employment termination scenarios. If Mr. Shapiro’s employment is terminated without “cause” or due to a resignation for “good reason” (each as defined in the Shapiro A&R Employment Agreement) (other than in connection with a Shapiro Asset Sale Termination), he will receive (a) continued payment of his base salary during the Shapiro Severance Period and (b) payment of his guaranteed bonus for each calendar year during the Shapiro Severance Period (prorated for any partial year). Mr. Shapiro’s retention bonus will no longer be subject to repayment, subject to Mr. Shapiro’s execution of a release of claims and continued compliance with applicable restrictive covenants. Further, if the TKO Transaction Agreement is terminated or if the TKO Transaction is otherwise not consummated for any reason, then Mr. Shapiro will also be entitled to payment in the amount of the Shapiro Asset Sale Bonus pursuant to the terms of the Shapiro A&R Employment Agreement.

If Mr. Shapiro’s employment is terminated due to an employer non-renewal of the employment term, he will receive (a) continued payment of his base salary during the Shapiro Non-Renewal Continuation Period and (b) payment of his guaranteed bonus for each calendar year during the Shapiro Non-Renewal Continuation Period (prorated for any partial year).

If Mr. Shapiro’s employment is terminated due to death or disability, he will receive a pro-rated guaranteed bonus.

If Mr. Shapiro’s employment is terminated following the end of the employment term (other than as a result of employer non-renewal or for cause), he will receive a pro-rated guaranteed bonus for the last year of the employment term.

If Mr. Shapiro’s employment is terminated in a Shapiro Asset Sale Termination, he will be entitled to a prorated guaranteed annual bonus.

If Mr. Shapiro is appointed as managing partner and sole president of WME following the consummation of the Final Shapiro Asset Sale and Mr. Shapiro’s employment is subsequently terminated by WME without “cause” or Mr. Shapiro resigns from his WME role for “good reason”, he will be entitled to an amount equal to his base salary and target annual bonus, payable over 12 months.

Payment of the severance benefits is subject to the execution and non-revocation of a release of claims.

Jason Lublin

If Mr. Lublin’s employment is terminated without “cause” or due to a resignation for “good reason” (each as defined in his employment agreement) before the expiration of his employment term (i.e., May 3, 2026), he is entitled to (i) continued payment of his base salary commencing on the date of termination and ending on the later of (x) May 3, 2026 and (y) the first anniversary of the termination date (such period, the “Lublin Severance Period”), (ii) payment of his guaranteed bonus (i.e., $750,000) for each calendar year during the Lublin Severance Period (prorated for any partial year at the end of the Lublin Severance Period) and (iii) acceleration of his outstanding annual Company equity awards subject to time-based vesting. Mr. Lublin’s retention bonus will no longer be subject to repayment, subject to Mr. Lublin’s execution of a release of claims and continued compliance with applicable restrictive covenants.

If Mr. Lublin’s employment is terminated due to an employer non-renewal, he shall be entitled to (i) continued payment of his base salary as though he had remained employed for twelve (12) months following termination and (ii) payment of a full year’s guaranteed bonus under his agreement (i.e., $750,000).

If Mr. Lublin’s employment is terminated due to death or disability, he will be entitled to payment of his target annual bonus for the fiscal year of termination, prorated for the portion of the fiscal year he was employed.

If Mr. Lublin’s employment is terminated in fiscal year 2026, following May 3, 2026 and other than as a result of an employer non-renewal or by the Company for cause, he shall only be entitled to payment of his annual bonus for fiscal year 2026 based on actual performance, prorated for the portion of the fiscal year he was employed.

Payment of the severance benefits is subject to the execution and non-revocation of a release of claims.

Seth Krauss

If Mr. Krauss’s employment is terminated without “cause” or due to a resignation for “good reason” (each as defined in his employment agreement) before the expiration of his employment term (i.e., December 31,

2024), he is entitled to (i) continued payment of his base salary as though he had remained employed through the later of (A) December 31, 2024, and (B) the first anniversary of the date of termination, (ii) payment equal to the target bonus for the calendar year in which termination occurs and (iii) accelerated vesting of the portion of his annual Company equity awards subject to time-based vesting. Mr. Krauss’ retention bonus will no longer be subject to repayment, subject to Mr. Krauss’ execution of a release of claims and continued compliance with applicable restrictive covenants.

If Mr. Krauss’s employment is terminated due to an employer non-renewal, he shall be entitled to continued payment of his base salary as though he had remained employed for six months following termination. Payment of the severance benefits is subject to the execution and non-revocation of a release of claims.

Rollover Agreements

Each of (i) Ariel Emanuel, The Ariel Z. Emanuel Living Trust, dated November 13, 2017, and the Executive Holdcos, (ii) Patrick Whitesell, The Patrick Whitesell Revocable Trust, dated May 31, 2019, and the Executive Holdcos and (iii) Mark Shapiro is party to a Rollover Agreement, pursuant to which each Rollover Holder agreed, among other things (as more fully described in the section entitled “Other Agreements — Rollover Agreements” beginning on page 166), on the terms and subject to the conditions set forth in the Rollover Agreements, that certain of their equity interests in OpCo and/or certain of shares of Class A Common Stock they own will remain outstanding following the OpCo Merger and/or Company Merger, with such Rollover Units and Rollover Shares to be treated in accordance with the terms of the Merger Agreement as more fully described in the section entitled “The Merger Agreement — Consideration to be Received in the Mergers” beginning on page 127.

Rollover Shares and Rollover Units

	Class A Common Stock designated as Rollover Shares		OpCo Membership Interests designated as Rollover Units			OpCo Profits Units designated as Rollover Units
Name	Number	%	Number	%		Number	%
Ariel Emanuel(1)	—	—	8,379,508	29.2%	(2)	7,234,407	78.4%	(2)
Patrick Whitesell(1)	—	—	6,395,874	23.2%	(2)	7,234,407	78.4%	(2)
Mark Shapiro	—	—	1,352,290	67.6%	(3)	—	—

(1)

As the members of the board of directors of the Executive Holdcos, each of Messrs. Emanuel and Whitesell may be deemed to share beneficial ownership of all of the OpCo Membership Interests and OpCo Profits Units held by the Executive Holdcos. Messrs. Emanuel and Whitesell are the direct or indirect owners of the OpCo Membership Interests and OpCo Profits Units each has designated as Rollover Units, and hold such Rollover Units either directly in OpCo or indirectly through Endeavor Executive Holdco, LLC or Endeavor Executive II Holdco, LLC.

(2)

Represents the percentage determined by dividing the total number of OpCo Membership Interests or OpCo Profits Units directly or indirectly held by the applicable Rollover Holder that are designated as Rollover Units by the total number of OpCo Membership Interests or OpCo Profits Units, as applicable, that may be deemed to be beneficially owned by the applicable Rollover Holder.

(3)

Represents the percentage determined by dividing the total number of OpCo Membership Interests held by Mr. Shapiro that are designated as Rollover Units by the total number of OpCo Membership Interests held by Mr. Shapiro. Mr. Shapiro’s OpCo Membership Interests are indirectly held through Endeavor Executive PIU Holdco, LLC.

Other Management Documents

Each of Ariel Emanuel and Patrick Whitesell is party to a letter agreement with the Parent Entities, the Company, OpCo and WME, pursuant to which each of Mr. Emanuel and Mr. Whitesell, as applicable, among other things (as more fully described in the section entitled “Other Agreements — Other Management Documents” beginning on page 168), on the terms and subject to the conditions set forth in the applicable letter agreement, agreed to certain terms regarding employment or service, compensation and other related matters following the Mergers.

Mark Shapiro is party to an amended employment agreement with the Company and OpCo, effective as of the date of the Merger Agreement, and an amended and restated employment agreement with the Company and OpCo, effective as of the Effective Time, pursuant to which Mr. Shapiro, among other things (as more fully described in the section entitled “Other Agreements — Other Management Documents” beginning on page 168), on the terms and subject to the conditions set forth in such agreements, agreed to certain terms regarding employment, compensation and other related matters following the execution thereof and the Mergers.

Special Committee Compensation

In consideration of the expected time and effort that would be required of the members of the Special Committee in evaluating the Transactions, including negotiating the terms and conditions of the Merger Agreement, the Executive Committee determined that each member of the Special Committee would receive as compensation an amount in cash of $250,000 for serving as a member of the Special Committee. The compensation was approved by the Executive Committee and was not, and is not, contingent upon the approval or the completion of the Transactions or any other transaction. No other meeting fees or other compensation (other than reimbursement for reasonable and documented out-of-pocket costs and expenses incurred in connection with their service on the Special Committee) will be paid to the members of the Special Committee in connection with their service on the Special Committee.

Directors’ and Officers’ Indemnification and Insurance

Pursuant to the terms of the Merger Agreement, the Company’s directors and executive officers will be entitled to certain ongoing indemnification, expense advancement and insurance arrangements. Please see the section entitled “The Merger Agreement — Indemnification and Insurance” beginning on page 152 for a description of such ongoing arrangements.

Other Interests

The following Company directors currently have, or have previously had, employment relationships or other compensation arrangements with Silver Lake and its majority owned companies, which relationships and arrangements were disclosed to the Executive Committee prior to the formation of the Special Committee:

•	Egon Durban joined Silver Lake in 1999 and serves as Co-Chief Executive Officer of Silver Lake.

•	Stephen Evans joined Silver Lake in 2008 and is currently a Managing Director of Silver Lake.

Other Transactions with Silver Lake and its Affiliates

•	From time to time, we have entered into ordinary course business transactions on market terms with companies that Silver Lake has an ownership stake in.

•

WI Investment Holdings, LLC (“WI”) is an investment holding company that owns, among other things, as of December 31, 2023, an indirect interest of approximately 10.3% in the Raine Group (“Raine”), an affiliate of which has provided investment banking and financial advisory services to the Company from time to time and may continue to provide investment banking and financial advisory services to the Company in the future. WI is owned in part by (i) certain affiliates of Silver Lake (the “SL WI Parties”) and (ii) WME Holdco, LLC (a management holding company that is owned by current and former executives of the Company) and executives of the Company, including Ariel Emanuel, Patrick Whitesell, Mark Shapiro and Jason Lublin (collectively, the “WME WI Parties”). The SL WI Parties and WME WI Parties have an attributable indirect interest in Raine of approximately 5.4% and 4.1% respectively. Endeavor paid Raine an aggregate of approximately $7.0 million for such investment banking and financial advisory services in fiscal year 2023 and, as of the date hereof, had agreed to pay Raine an additional $3.0 million for such services.

•

The Company is party to a software services agreement with Qualtrics, a company which is majority owned by affiliates of Silver Lake Partners, pursuant to which Qualtrics provides the Company with technology platforms and technology for data analytics. The annual fees payable to Qualtrics under the agreement are approximately $2.1 million and, during the year ended December 31, 2023, the Company paid approximately $621,000 to Qualtrics pursuant to a previous arrangement.

•

Endeavor Analytics, a subsidiary of the Company, is party to an agreement with Diamond Baseball Holdings, an entity previously owned by the Company and since acquired and owned by affiliates of Silver Lake, pursuant to which, for the year ended December 31, 2023, Diamond Baseball Holdings paid Endeavor Analytics approximately $400,000, pursuant to the terms of their agreement.

•

Professional Bull Riders, LLC, a wholly owned subsidiary of the Company within the Company’s owned sports properties business (“PBR”), is the owner of premier professional bull riding tours that promote and produce bull riding events around the world. PBR created a new competitive team-based league format series in 2022 (the “League”). Egon Durban previously acquired a sanction to one such PBR sanctioned team (a “Team”) on terms substantially the same as for others acquiring a Team. As part of his owning a Team, Mr. Durban has elected to have PBR or an affiliate of PBR provide services for his Team, on terms and for costs that are substantially the same as for other Team owners who may elect such services. During the year ended December 31, 2023, Egon Durban, through his Team, paid approximately $1.89 million in fees in connection with owning such Team, and his Team received $1.59 million in payments from PBR during such period.

Other Transactions with Management

On November 11, 2024, at Silver Lake’s request and pursuant to Section 7.16 of the Merger Agreement, WME IMG, an indirect controlled subsidiary of the Company, entered into the OB/Arena Transaction Agreement with OB Global Holdings, an entity affiliated with Mr. Emanuel and a member of OpenBet management, pursuant to which, among other things, OB Global Holdings agreed to acquire OpenBet and IMG ARENA from WME IMG in exchange for consideration of approximately $450 million (subject to certain adjustments), consisting of (i) a $100 million cash payment and (ii) an unsecured promissory note with a make-whole value of approximately $350 million upon the occurrence of certain events, including a voluntary prepayment or a change of control of OB Global Holdings. The closing of the OB/Arena Transaction is conditioned on the closing of the Transaction and required to occur on the closing date of the Transaction (but in any event effective prior to the closing of the Transaction on such date), and the OB/Arena Transaction Agreement will automatically terminate upon the termination of the Merger Agreement.

As of the date of this information statement, except for the Rollover Agreements and the other management documents described above and as further described in the section entitled “Other Agreements — Rollover Agreements” and “Other Agreements — Other Management Documents” beginning on pages 166 and 168, respectively, none of the Company’s executive officers has entered into any agreement, arrangement or understanding with the Parent Entities regarding employment or service, compensation or the right to purchase or participate in the equity of the Parent Entities or one or more of their affiliates following the Mergers.

Certain SLP Entities will, directly or indirectly, retain certain of their equity interests in OpCo and/or certain of the Shares held by them in connection with the Mergers. In addition, prior to Closing, certain equityholders of OpCo and/or the Company may be given an opportunity to enter into rollover agreements with the Company and/or OpCo to retain certain of their equity interests in OpCo and/or certain of the Shares held by them in connection with the Mergers.

Quantification of Potential Payments and Benefits to Named Executive Officers in Connection with the Mergers

This section sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation that is based on or otherwise relates to the Mergers and that will or may become payable to the

Company’s executive officers who are designated as “named executive officers”. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules, and in this section we use this term to describe the compensation related to the Mergers that will or may be payable to the named executive officers. The amounts set forth in the table below are based on multiple assumptions that may or may not actually prove correct, including assumptions described in the footnotes to the table below. As a result, the actual amounts, if any, to be received by a named executive officer in connection with the Mergers may differ materially from the amounts set forth below.

The table below sets forth, for the purposes of this golden parachute disclosure, the amount of payments and benefits that each of the Company’s named executive officers would receive assuming (i) the Closing Date occurs on September 30, 2024 (which is the latest practicable date to determine amounts due before the filing of this information statement and is the assumed Closing Date solely for purposes of this golden parachute compensation disclosure), (ii) the number of unvested Company equity awards held by the named executive officers is as of the assumed Closing Date, and excludes any additional grants, vesting events or exercises that may occur following such assumed Closing Date or forfeiture of any grants in the ordinary course following such assumed Closing Date, (iii) each of the named executive officers experiences a termination of employment without “cause” or a resignation of employment with “good reason” immediately after the assumed Closing Date, (iv) for purposes of determining the value of Unvested Company RSUs, the value of a share of Class A Common Stock is equal to the Merger Consideration of $27.50, (v) the named executive officers’ respective base salaries and target annual bonuses remain unchanged from those that were in effect as of September 30, 2024 and (vi) no named executive officer enters into any new agreement with the Company after the date hereof or becomes entitled to, prior to the Effective Time, additional compensation or benefits.

Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Other ($)		Total ($)
Ariel Emanuel	—	—	5,000,000	20,149,849	(4)	25,149,849
Patrick Whitesell	64,335,205	—	5,373,136	14,333,978	(4)	84,042,319
Mark Shapiro	84,756,536	9,414,928	862,110	15,000,000	(5)	110,033,574
Jason Lublin	6,541,686	6,671,418	—	—		13,213,103
Seth Krauss	3,405,882	2,223,815	—	—		5,629,697

(1)

This amount reflects the cash severance benefits that a named executive officer will receive under each of their respective employment agreements or letter agreements (as applicable) (as described above in the section entitled “The Special Factors — Interests of Our Directors and Executive Officers in the Mergers — Severance Entitlements” beginning on page 113) upon a qualifying termination, as follows: (i) for Mr. Emanuel, such severance benefits are only payable in connection with a resignation for “good reason”, (ii) for Messrs. Shapiro, Lublin and Krauss, such severance benefits are payable in connection with a termination of employment without “cause” or a resignation of employment for “good reason” (as defined in such individual’s respective employment arrangement(s)) regardless of whether such termination occurs prior to, in connection with, or following the Mergers and (iii) for Mr. Whitesell, such severance benefits are payable upon termination of his existing employment, which will occur upon the Effective Time (or a resignation without “good reason”, if earlier) pursuant to the terms of the Whitesell Letter Agreement.

Name	Salary Component ($)(a)	Bonus Component ($)(b)	Clawback Release ($)(c)	Other ($)		Total
Ariel Emanuel	—	—	—	—	(d)	—
Patrick Whitesell	—	4,335,205	—	60,000,000	(e)	64,335,205
Mark Shapiro	28,000,000	53,750,000	3,006,536	—	(f)	84,756,536
Jason Lublin	3,571,154	1,752,885	1,217,647	—		6,541,686
Seth Krauss	1,500,000	1,500,000	405,882	—		3,405,882

(a)

For Mr. Shapiro, this amount reflects continued payment of base salary at Endeavor commencing on the date of termination and ending on the fourth anniversary of the date of termination; for Mr. Lublin, this amount reflects continued payment of base salary commencing on the date of termination and ending on May 3, 2026; for Mr. Krauss, this amount reflects continued payment of base salary commencing on the date of termination and ending on the first anniversary of the date of termination. For purposes of this table, we consider these payments to be “double-trigger”, as they will be payable in the event of a qualifying termination of employment following the Effective Time. The payments reflected in this column are subject to the execution of a release of claims and each named executive officer’s continued compliance with the applicable restrictive covenants.

(b)

For Mr. Whitesell, this amount reflects a prorated portion of Mr. Whitesell’s annual bonus earned in respect of 2023, with such proration based on the number of days employed during the year in which the termination occurs. Payment of the prorated bonus is subject to Mr. Whitesell’s execution and non-revocation of a release of claims and, for purposes of this table, we consider the pro-rated bonus to be a “single-trigger” benefit that is due upon the Effective Time (or an earlier resignation without good reason). For Mr. Shapiro, this amount reflects the sum of Mr. Shapiro’s guaranteed bonus at Endeavor for each calendar year after the year in which the closing occurs through the fourth anniversary of the date of termination (which amount is prorated for 2028), in an aggregate amount equal to $53,750,000. For Mr. Lublin, this amount reflects his guaranteed bonus for each calendar year through May 3, 2026 (prorated for 2026). For Mr. Krauss, this amount reflects Mr. Krauss’s target bonus for the calendar year in which his termination occurs. For purposes of this table, we consider these payments to Messrs. Shapiro, Lublin and Krauss to be “double-trigger”, as they will be payable in the event of a qualifying termination of employment following the Effective Time. The payments reflected in this column are subject to the execution of a release of claims, and for each of Messrs. Shapiro, Lublin and Krauss, his continued compliance with the applicable restrictive covenants.

(c)

For Messrs. Shapiro, Lublin and Krauss, the amount shown represents their respective retention bonus, prorated by a fraction, the numerator of which is the number of days between the assumed Closing Date and December 31, 2024, and the denominator of which is 306, because such portion is no longer subject to repayment upon a qualifying termination, subject to Messrs. Shapiro’s, Lublin’s or Krauss’, respectively, execution of a release of claims and continued compliance with the applicable restrictive covenants. For purposes of this table, we consider these payments to be “double-trigger”, as they will be payable on an accelerated basis in the event of a qualifying termination of employment following the Effective Time.

(d)

Under the Emanuel Letter Agreement Amendment, Mr. Emanuel is not eligible to receive the Emanuel Asset Sale Bonus. If the TKO Transaction Agreement is terminated or if the TKO Transaction is otherwise not consummated for any reason, Mr. Emanuel will become entitled to receive payment of $25 million in respect of the Emanuel Asset Sale Bonus (to the extent not yet paid) if he resigns for “good reason” (as defined in the Emanuel Letter Agreement), subject to Mr. Emanuel’s execution and non-revocation of a release of claims. We consider this payment to be “double-trigger” as it will be payable on an accelerated basis in the event of a qualifying termination of employment following the Effective Time. Mr. Emanuel is otherwise not entitled to any cash severance benefits.

(e)

The amount shown represents the one-time cash payment Mr. Whitesell will receive if he is not appointed as Chairman of WME or declines such appointment. Such payment is a “double-trigger” benefit that is due only in connection with an event that occurs following the Effective Time.

(f)

Mr. Shapiro is currently not eligible to receive the Shapiro Asset Sale Bonus. If the TKO Transaction Agreement is terminated or if the TKO Transaction is otherwise not consummated for any reason or if the Merger Agreement is terminated or if the Closing does not otherwise occur, Mr. Shapiro will become entitled to receive payment of $100 million in respect of the foregone Shapiro Asset Sale Bonus (to the extent not yet paid) if his employment is terminated without cause or if he resigns for good reason, subject to Mr. Shapiro’s execution and non-revocation of a release of claims. We consider this payment to be “double-trigger” as it will be payable on an accelerated basis in the event of a qualifying termination of employment following the Effective Time.

(2)

As of the date of this information statement, the treatment of Unvested Company RSUs has not yet been determined. Solely for purposes of this table, we assume there will be no accelerated vesting and payment of Unvested Company RSUs solely as a result of the occurrence of the Effective Time. Mr. Shapiro’s Unvested Company RSUs that were granted in respect of the 2021 and 2022 calendar years will vest in full on an accelerated basis at the Effective Time pursuant to the A&R Shapiro Employment Agreement, and the vesting of outstanding Unvested Company RSUs held by Messrs. Lublin and Krauss will accelerate upon a qualifying termination under such individual’s respective existing employment agreements. The accelerated vesting of Mr. Shapiro’s Unvested Company RSUs is a “single-trigger” benefit and for purposes of this table, we consider the acceleration of outstanding Unvested Company RSUs held by Messrs. Lublin and Krauss to be “double-trigger” benefit, as they will be payable on an accelerated basis in the event of a qualifying termination of employment following the Effective Time. All Unvested Company Options and Unvested Company PSUs will be cancelled for no consideration in accordance with the terms of the Merger Agreement and as such no value is attributed to such award. All OpCo Membership Interests and OpCo Profits Units directly or indirectly held by the named executive officers are fully vested and as such no value is attributable to such interests for purposes of this table.

(3)

Messrs. Emanuel, Whitesell and Shapiro are each entitled to reimbursement of expenses (including legal fees) incurred in anticipation of and/or in connection with the Mergers, including such fees related to the drafting, negotiation and execution of the Emanuel Letter Agreement, the Whitesell Letter Agreement and the A&R Shapiro Employment Agreement, respectively. Such expenses are reimbursable regardless of whether the closing of the Transactions occurs. The amounts reflect the amount of such expenses incurred through September 30, 2024 and an estimate of certain additional legal fees expected to be incurred on or prior to the Closing.

(4)	This amount reflects the book value of the Company’s applicable private plane that will be transferred to Mr. Emanuel or Whitesell promptly following the Effective Time.
(5)

This amount reflects a one-time cash transaction bonus in an amount equal to $15 million. Mr. Shapiro’s transaction bonus is a “single-trigger” benefit and is payable upon the Effective Time. Such transaction bonus shall be reduced by the amount of any guaranteed bonus previously paid to Mr. Shapiro for the year in which the Closing occurs (the “Closing Year Bonus”) and, to the extent such transaction bonus is paid prior to payment of the Closing Year Bonus, such transaction bonus shall be in lieu of any such Closing Year Bonus that may have become payable.

Delisting and Deregistration of Company Common Stock

If the Mergers are completed, the Class A Common Stock will be delisted from the NYSE and deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC on account of the Class A Common Stock.

Following completion of the Mergers, Company Merger Sub will have been merged with and into the Company, with the Company surviving the Mergers as a subsidiary of HoldCo Parent and certain Rollover Holders. The shares of Class A Common Stock are currently listed on the NYSE and registered under the Exchange Act. Following completion of the Mergers, there will be no further market for Class A Common Stock and, as promptly as practicable following the Effective Time and in compliance with applicable law, the Company’s securities will be delisted from the NYSE and deregistered under the Exchange Act.

From and after the Effective Time, the officers of the Company immediately prior to the Effective Time will be the officers of the Surviving Company, and the directors of the Company Merger Sub immediately prior to the Effective Time will be the directors of the Surviving Company, in each case until their death, resignation or removal or until their respective successors are duly elected and qualified in accordance with the DGCL and the certificate of incorporation and bylaws of the Surviving Company.

Transaction Litigation

On April 12, 2024, purported stockholder Handelsbanken Fonder AB (“Handelsbanken”) filed a verified putative class action complaint on behalf of itself and similarly situated Endeavor stockholders in the Court, captioned Handelsbanken Fonder AB v. Endeavor Group Holdings, Inc., C.A. No. 2024-0391 (“Handelsbanken Action”), and moved on the same date to expedite the proceedings and to set a briefing schedule and hearing on a motion for preliminary injunction. The Handelsbanken Action names as defendants the Company and certain of its affiliates; members of the Company’s board of directors; Mark Shapiro; Silver Lake and certain of its affiliates; Wildcat EGH Holdco, L.P.; Wildcat Opco Holdco, L.P.; The Ariel Z. Emanuel Living Trust, dated November 13, 2017; and The Patrick Whitesell Revocable Trust, dated May 31, 2019, and it alleges breach of the Company’s charter, tortious interference with the charter, breach of fiduciary duty and aiding and abetting breach of fiduciary duty claims in connection with the Transactions. The Court held a hearing on Handelsbanken’s motion to expedite the proceedings on May 6, 2024, during which the Court determined that a ruling on the motion, if any, should come after the deadline for certain officers and directors to make equity rollover elections. The equity rollover elections were made on July 1, 2024 and are described in the section entitled “The Special Factors — Interests of Our Directors and Executive Officers in the Mergers — Rollover Agreements” beginning on page 115.

The Company has also received multiple requests from purported stockholders seeking certain books and records in connection with the Transactions under Section 220 of the DGCL.

The outcome related to the above-mentioned litigation cannot be predicted with certainty.

Fees and Expenses

The estimated fees and expenses incurred or expected to be incurred by the Company Entities in connection with the Mergers are as follows:

Description	Amount
Financial advisory fees and expenses	$43,000,000
Legal, accounting and other professional fees and expenses	$56,369,968
SEC filing fees	$1,070,540
Printing and mailing costs	$1,000,000
Total	$101,440,508

It is also expected that Merger Subs and/or Parent Entities will incur approximately $427 million of legal, other advisory and financing fees in connection with the Mergers.

The estimate for legal fees set forth in this information statement does not include any amounts attributable to any existing or future litigation challenging the Mergers. All costs and expenses incurred in connection with the preparation, negotiation, execution and performance of the Merger Agreement and the Mergers and any other Transactions will be paid by the party incurring such expense, except that expenses incurred in connection with the filing fee for this information statement and the Schedule 13e-3 and printing and mailing this information statement and the Schedule 13e-3 will be paid by the Company.

Certain Material United States Federal Income Tax Consequences of the Company Merger

The following is a summary of certain material United States federal income tax consequences of the Company Merger generally applicable to holders of Class A Common Stock who exchange their shares of Class A Common Stock for cash paid to the applicable holder at the Closing pursuant to the Company Merger. The summary is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable regulations issued thereunder by the United States Department of the Treasury (“Treasury Regulations”), judicial authority and administrative rulings and pronouncements, all of which are subject to change, possibly with retroactive effect. The following discussion applies only to holders whose shares of Class A Common Stock are held as capital assets (generally, property held for investment), and does not address the tax consequences that may be relevant to holders of Class A Common Stock that are subject to special circumstances or tax rules, such as insurance companies, United States expatriates, controlled foreign corporations, passive foreign investment companies, tax-exempt organizations, broker-dealers, financial institutions, cooperatives, traders in securities that elect to mark to market, tax-qualified retirement plans, qualified foreign pension funds and entities all of the interests of which are held by qualified foreign pension funds, United States Holders (as defined below) whose functional currency is not the United States dollar, holders who hold Class A Common Stock through pass-through entities for United States federal income tax purposes or as part of a straddle or conversion transaction, holders deemed to sell Class A Common Stock under the constructive sale provisions of the Code, holders who exercise appraisal rights, holders who acquired Class A Common Stock pursuant to the exercise of employee stock options or otherwise as compensation, persons who are entitled to payments in connection with the Tax Receivable Agreement, the SLP Holders (or their affiliates and any investors in the SLP Holders or their affiliates therein), the Rollover Holders (or their affiliates), or any other persons that immediately after the Transactions will retain or hold (or will be treated as retaining or holding for U.S. federal income tax purposes) any securities of the Company. This summary does not address any Medicare tax or alternative minimum tax considerations or any aspect of state, local or non-United States taxation, and does not address any United States federal taxation other than income taxation.

For purposes of this information statement, a “United States Holder” means a beneficial owner of Class A Common Stock to which this discussion applies that is:

•	a citizen or individual resident of the United States,

•

a corporation (or any entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia,

•	an estate, the income of which is subject to United States federal income tax regardless of its source, or

•

a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect to be treated as a United States person.

The term “Non-United States Holder” refers to any beneficial owner of shares of Class A Common Stock, other than a partnership or other entity or arrangement treated as a partnership for United States federal income tax purposes, that is not a United States Holder.

If any entity or arrangement treated as a partnership for United States federal income tax purposes is a holder of Class A Common Stock, the United States federal income tax treatment of a partner in that partnership will generally depend upon the status of the partner and the activities of the partnership. Partnerships owning Class A Common Stock and partners in such partnerships should consult their tax advisors as to the particular United States federal income tax consequences of the Company Merger to them.

The United States federal income tax consequences set forth below are included for general informational purposes only and are based upon current law as of the date hereof. Because individual circumstances may differ, each holder of Class A Common Stock should consult such holder’s tax advisor to determine the applicability of the rules discussed below to such holder and the particular tax effects of the Company Merger, including the application and effect of United States federal, state, local and non-United States tax laws.

United States Holders. The receipt of the Company Merger Consideration by a United States Holder in exchange for shares of Class A Common Stock pursuant to the Company Merger will be a taxable transaction for United States federal income tax purposes. In general, for United States federal income tax purposes, a United States Holder who receives the Merger Consideration will recognize gain or loss in an amount equal to the difference between (x) the amount of cash the United States Holder receives and (y) the United States Holder’s adjusted tax basis in the surrendered shares of Class A Common Stock. Gain or loss will be calculated separately for each block of Class A Common Stock exchanged in the Company Merger (generally shares acquired at the same cost in a single transaction). Such gain or loss generally will be capital gain or loss, and generally will be long-term capital gain or loss if the Class A Common Stock has been held for more than one year as of the Effective Time. Long-term capital gains of non-corporate United States Holders may be eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.

Non-United States Holders. Subject to the discussion below regarding backup withholding, a Non-United States Holder that receives cash for shares of Class A Common Stock pursuant to the Company Merger generally will not be subject to United States federal income tax on any gain realized on the disposition, unless (i) such holder is an individual who is present in the United States for 183 or more days during the taxable year of the Company Merger and certain other conditions are met, (ii) the gain is effectively connected with the conduct of a trade or business in the United States by the Non-United States Holder (and, if required by an applicable income tax treaty, the Non-United States Holder maintains a permanent establishment in the United States to which such gain is attributable) or (iii) the Class A Common Stock constitutes a U.S. real property interest by reason of the Company’s status as a U.S. real property holding corporation for U.S. federal income tax purposes (provided that even if the Company were a U.S. real property holding corporation, gain arising from the sale or other taxable disposition of the Class A Common Stock by a Non-United States Holder would not be subject to U.S. federal income tax); provided that the Class A Common Stock is “regularly traded” as defined in applicable Treasury Regulations on an established securities market and the Non-United States Holder owned, actually and constructively, 5% or less of the Class A Common Stock throughout the shorter of the five-year period ending on the date of the Company Merger or the Non-United States Holder’s holding period. The Company believes it has not been a “United States real property holding corporation” for United States federal income tax purposes at any time during the five-year period preceding the Company Merger.

If you are a Non-United States Holder who is an individual and has been present in the United States for 183 or more days during the taxable year of the Company Merger and certain other conditions are satisfied, you will be subject to tax at a rate of 30% (or such lower rate as may be specified in an applicable income tax treaty) on any gain realized, which generally may be offset by certain United States source capital losses, provided the Non-United States Holder has timely filed U.S. federal income tax returns with respect to such losses.

If you are a Non-United States Holder and your gain is effectively connected with a United States trade or business (and, if required by an applicable income tax treaty, you maintain a permanent establishment in the United States to which such gain is attributable), you will be subject to United States federal income tax on any gain realized on a net basis in the same manner as United States Holders. Non-United States Holders that are corporations may also be subject to a branch profits tax on their effectively connected income at a rate of 30% (or such lower rate as may be specified in an applicable income tax treaty), subject to adjustments.

FATCA. Sections 1471 through 1474 of the Code (such Sections commonly referred to as Foreign Account Tax Compliance Act, or “FATCA”) impose a 30% withholding tax on certain types of payments to “foreign financial institutions” (as defined in the Code) and certain other non-U.S. entities unless certain due diligence, reporting, withholding and certification obligation requirements are satisfied. While withholding under FATCA would have applied to payments of gross proceeds from the sale or other disposition of shares of Class A Common Stock, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued.

Information Reporting and Backup Withholding. Cash consideration received by a United States Holder or a Non-United States Holder in the Company Merger may be subject to information reporting and backup withholding. To avoid backup withholding, a United States Holder that does not otherwise establish an exemption should complete and return to the applicable Paying Agent an Internal Revenue Service (“IRS”) Form W-9, certifying that such United States Holder is a “United States person” for U.S. federal income tax purposes, that the taxpayer identification number provided is correct and that such United States Holder is not subject to backup withholding. A Non-United States Holder generally may establish an exemption from backup withholding by certifying its status as a non-United States person under penalties of perjury on an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable IRS Form W-8. Copies of information returns that are filed with the IRS may also be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which the Non-United States Holder resides or is established.

Backup withholding is not an additional tax. Amounts so withheld can be credited against such holder’s United States federal income tax liability and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.

Holders should consult their tax advisors regarding the application of United States federal income tax laws and non-United States tax laws, including information reporting and backup withholding, to their particular situations.

Regulatory Approvals

Under the Merger Agreement, each of the parties to the Merger Agreement has agreed to use its reasonable best efforts to complete the Transactions, including to obtain all necessary governmental approvals as promptly as reasonably practicable. In addition, the parties to the Merger Agreement have agreed to each use reasonable best efforts to (i) cooperate in all respects with each other in connection with any filing or submission to any governmental authority in connection with the Transactions and in connection with any investigation or other inquiry by or before a governmental authority relating thereto; and (ii) provide such other information to any governmental authority as such governmental authority may lawfully request in connection with the Transactions. The parties to the Merger Agreement have further agreed to coordinate and cooperate fully with each other in exchanging such information and providing such assistance as the other party may reasonably request in connection with such filings or submissions.

In order to enable the parties to the Merger Agreement to complete the Transactions as promptly as practicable and in any event prior to the Outside Date, the Parent Entities and the Merger Subs have agreed to, and to cause each of their respective subsidiaries to, use reasonable efforts to avoid or eliminate each and every impediment under any antitrust laws or foreign investment laws that may be asserted by any governmental authority or any other person including proposing, negotiating, committing to and effecting, by consent decree, hold separate orders, or otherwise, the sale, divestiture, license or other disposition of the assets, properties or businesses to be acquired by the Parent Entities and the Merger Subs pursuant hereto, and entering into such other arrangements, as are necessary in order to avoid the entry of, and the commencement of litigation seeking the entry of, or to effect the dissolution of, any injunction, temporary restraining order or other order in any suit or proceeding that would otherwise have the effect of materially delaying or preventing the consummation of the Transactions; provided that any such sale, divestiture, license or other disposition referred to above is conditioned upon clearance under the HSR Act and any applicable foreign antitrust law or foreign investment law. In addition, the Parent Entities and the Merger Subs shall defend any action, including by defending through litigation, in order to avoid entry of, or to have vacated or terminated, any order (whether temporary, preliminary or permanent) that would prevent or materially impede, interfere with, hinder or delay the consummation of the Mergers or the other Transactions or which would prevent the consummation of the Mergers prior to the Outside Date.

However, none of the Company Entities or Company Subsidiaries will be required to take or agree to take, or refrain from taking, any action with respect to its assets, properties, businesses or operations unless such action is conditioned upon consummation of the Mergers and the other Transactions required to be consummated at the Closing, and none of the Parent Entities or the Merger Subs will be required to cause any of their affiliates to take or agree to take, or to refrain from taking, any action contemplated in the preceding paragraph with respect to the assets, properties, business or operations of any affiliates of the Parent Entities, including Silver Lake Group, L.L.C. (“SLP”), any investment funds or investment vehicles affiliated with, or managed or advised by, SLP or any portfolio company or direct or indirect investment of SLP or of any investment fund or investment vehicle, or any interest therein, in each case, other than (x) any of the Company Entities or the Company Subsidiaries or (y) with respect to the assets, properties, business, operations or ownership of any of the Company Entities or the Company Subsidiaries.

Under the HSR Act, certain transactions, including the Mergers, may not be completed until notification and report forms have been filed with the Antitrust Division and the FTC and all statutory waiting periods have expired or early termination has been granted by the applicable agencies. On April 16, 2024, both the Company and Parent Entities filed their respective notification and report forms under the HSR Act, which filing initiated an initial 30-day waiting period under the HSR Act. The waiting period applicable to the consummation of the Mergers under the HSR Act expired on May 16, 2024.

Under other applicable foreign antitrust laws and foreign investment laws, certain transactions, including the Mergers, may not be completed until any requisite consent, non-action or expiration of any applicable waiting period is obtained. All filings required as of the date of this information statement under applicable foreign antitrust laws were made as of June 13, 2024, and foreign investment laws in respect of the Merger were made as of July 16, 2024. There can be no assurances that all of the required regulatory approvals will be obtained and, if obtained, there can be no assurances as to the timing of any approvals, the Company’s or Parent Entities’ ability to obtain the approvals on satisfactory terms or the absence of any litigation challenging such approvals.

As of the date of this information statement, the parties have received all of the consents (including nonaction or expiration or termination of any applicable waiting period) under the antitrust laws and foreign investment laws required by the Merger Agreement.

Certain gaming regulatory approvals may also be required or sought in connection with the Transactions. However, the Mergers may be completed without the Parent Entities having obtained such gaming approvals once the Extended Deemed Gaming Waiver Date, has been reached. For more information, please see the section entitled “The Merger Agreement — Regulatory Filings; Efforts” beginning on page 144 and the section entitled “The Merger Agreement — Conditions to Completion of the Mergers” beginning on page 157.

At any time before or after the Effective Time, the Antitrust Division, the FTC or any other applicable governmental authority could take action under the antitrust laws, including seeking to prevent the Mergers, to unwind the Mergers or to conditionally approve the Mergers upon the divestiture of assets of the Company or subject to regulatory conditions or other remedies. In addition, U.S. state attorneys general could take legal action under the antitrust laws as they deem necessary or desirable in the public interest, including, without limitation, seeking to enjoin the completion of the Mergers or permitting completion subject to regulatory conditions. Private parties may also seek to take legal action under the antitrust laws in some circumstances. There can be no assurance that a challenge to the Mergers on antitrust grounds will not be made or, if such a challenge is made, that it would not be successful.

THE MERGER AGREEMENT

This section describes the material terms and conditions of the Merger Agreement. The description in this section and elsewhere in this information statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A and is incorporated by reference into this information statement. This summary may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read the Merger Agreement carefully and in its entirety. This section is not intended to provide you with factual information about the Company. Such information can be found elsewhere in this information statement and in the public filings the Company makes with the SEC, which may be obtained by following the instructions set forth in the section entitled, “Where You Can Find More Information”, beginning on page 190.

Explanatory Note Regarding the Merger Agreement

The Merger Agreement has been included to provide you with information regarding its terms. It is not intended to provide any other factual information about the Company, Manager, OpCo, the Parent Entities, the Merger Subs or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made by the parties thereto only for purposes of that agreement and as of specific dates; were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement (such disclosures include information that has been included in the Company’s public disclosures, as well as additional nonpublic information); may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to you. You should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Manager, OpCo, the Parent Entities, the Merger Subs or any of their respective subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Form of Mergers

Upon the terms and subject to the conditions of the Merger Agreement, and in accordance with the DGCL, upon the filing of the respective properly executed certificates of merger with the Secretary of State of the State of Delaware or at such later date and time as may be agreed by the parties and set forth in the applicable certificate of merger, (i) OpCo Merger Sub will be merged with and into OpCo, and the separate corporate existence of OpCo Merger Sub will cease, and OpCo will continue as the surviving company, (ii) immediately following the OpCo Merger, Manager Merger Sub will be merged with and into Manager, and the separate corporate existence of Manager Merger Sub will cease, and Manager will continue as the surviving company and (iii) immediately following the Manager Merger, Company Merger Sub will be merged with and into the Company, and the separate corporate existence of Company Merger Sub will cease, and the Company will continue as the surviving company.

Consummation and Effectiveness of the Mergers

The OpCo Merger will become effective at such time as the certificate of merger (the “OpCo Certificate of Merger”) has been duly filed with the Secretary of State of the State of Delaware or such other date and time as is agreed upon by the parties and specified in the OpCo Certificate of Merger. At the OpCo Merger Effective Time, all of the property, rights, privileges, immunities, powers and franchises of OpCo and OpCo Merger Sub will vest in the Surviving OpCo, and all debts, liabilities, obligations, restrictions and duties of OpCo and OpCo Merger Sub will become the debts, liabilities, obligations, restrictions and duties of the Surviving OpCo, as provided under the DLLCA.

The Manager Merger will become effective at such time as the certificate of merger (the “Manager Certificate of Merger”) has been duly filed with the Secretary of State of the State of Delaware or such other date and time as is agreed upon by the parties and specified in the Manager Certificate of Merger; provided that the Manager Merger Effective Time will occur immediately after the OpCo Merger Effective Time. At the Manager Merger Effective Time, all of the property, rights, privileges, immunities, powers and franchises of Manager and Manager Merger Sub will vest in the Surviving Manager, and all debts, liabilities, obligations, restrictions and duties of Manager and Manager Merger Sub will become the debts, liabilities, obligations, restrictions and duties of the Surviving Manager, as provided under the DLLCA.

The Company Merger will become effective at such time as the certificate of merger (the “Company Certificate of Merger”) has been duly filed with the Secretary of State of the State of Delaware or such other date and time as is agreed upon by the parties and specified in the Company Certificate of Merger; provided that the Company Merger Effective Time will occur immediately after the Manager Merger Effective Time. At the Effective Time, all of the property, rights, privileges, immunities, powers and franchises of the Company and Company Merger Sub will vest in the Surviving Company, and all debts, liabilities, obligations, restrictions and duties of the Company and Company Merger Sub will become the debts, liabilities, obligations, restrictions and duties of the Surviving Company, as provided under the DGCL.

Subject to the provisions of the Merger Agreement and pursuant to the DGCL and the DLLCA, the Closing will take place (i) at a time to be specified by the parties to the Merger Agreement on the third business day after the satisfaction or, to the extent permitted by law, waiver of the conditions to Closing set forth in the Merger Agreement as described in the section entitled “The Merger Agreement — Conditions to Completion of the Mergers” beginning on page 157 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to their satisfaction or, to the extent permitted by law, waiver at the Closing), remotely by telephone and electronic communication and exchange of documents or (ii) at such other place, at such time or on such other date as the Parent Entities and the Company may mutually agree in writing.

Consideration to be Received in the Mergers

OpCo Merger Consideration

At the OpCo Merger Effective Time, each OpCo Membership Interest issued and outstanding immediately prior to the OpCo Merger Effective Time, other than any Excluded OpCo Membership Interests and Rollover Units, will be cancelled, will cease to exist and will be converted automatically into the right to receive the OpCo Merger Consideration, subject to any applicable withholding taxes, with certain holders of OpCo Membership Interests receiving such OpCo Merger Consideration in the amounts and at such times as set forth on the Payment Schedule. The Excluded OpCo Membership Interests and Rollover Units, in each case, will be unaffected by the OpCo Merger and will remain outstanding as a unit or profits unit of the Surviving OpCo and no payment or distribution will be made with respect thereto.

Notwithstanding the foregoing, if requested by a holder or beneficial owner of OpCo Membership Interests (including any holder of OpCo Membership Interests that are subject to Deferred Payments) at least 20 business days prior to the anticipated Closing Date, then such OpCo Membership Interests will stay outstanding through the OpCo Merger and, immediately after the Company Merger Effective Time, the Company will acquire such number of OpCo Membership Interests owned by such holder that are requested to be acquired by such holder in exchange for an amount in cash paid by the Company per OpCo Membership Interest equal to the OpCo Merger Consideration.

OpCo Profits Units Merger Consideration

Each OpCo Profits Unit issued and outstanding immediately prior to the OpCo Merger Effective Time, other than any Rollover Units, will be cancelled, will cease to exist and will be converted automatically into the right to receive the OpCo Profits Units Merger Consideration, subject to any applicable withholding taxes, with each holder of OpCo Profits Units receiving such OpCo Profits Units Merger Consideration in the amounts and at such times as set forth on the Payment Schedule.

Notwithstanding the foregoing, any OpCo Profits Units that are held by holders or beneficial owners who have requested at least 20 business days prior to the anticipated Closing Date that such OpCo Profits Units remain outstanding through the OpCo Merger, will be, immediately after the Company Merger Effective Time, acquired by the Company from such holder in exchange for an amount in cash paid by the Company per OpCo Profits Unit equal to the OpCo Profits Units Merger Consideration.

All of the limited liability company units of OpCo Merger Sub issued and outstanding immediately prior to the OpCo Merger Effective Time will be converted into such number of OpCo Membership Interests equal to the number of OpCo Membership Interests (other than any Excluded OpCo Membership Interests and Rollover Units) issued and outstanding immediately prior to the OpCo Merger.

Manager Merger Consideration

At the Manager Merger Effective Time, each Manager Membership Interest issued and outstanding immediately prior to the Manager Merger Effective Time, other than any Excluded Manager Membership Interests, will be cancelled, will cease to exist and will be automatically converted into the right to receive the Manager Merger Consideration, subject to any applicable withholding taxes, with each such holder of such Manager Membership Interests receiving such Manager Merger Consideration in the amounts and at such times as set forth on the Payment Schedule. The Excluded Manager Membership Interests will be unaffected by the Manager Merger and will remain outstanding as a unit of the Surviving Manager and no payment or distribution will be made with respect thereto.

Each of the limited liability company units of Manager Merger Sub issued and outstanding immediately prior to the Manager Merger Effective Time will be automatically cancelled.

Company Merger Consideration

At the Company Merger Effective Time, each share of Company Common Stock issued and outstanding immediately prior to the Company Merger Effective Time, other than any Excluded Shares, any Rollover Shares and any Dissenting Shares, will be cancelled, will cease to exist and will be converted automatically into the right to receive the Company Merger Consideration, subject to any applicable withholding taxes.

The Company Merger Consideration will not be paid, nor any distribution will be made, in respect of:

•

Excluded Shares, which include any (A) Shares held in the treasury of the Company or owned by Manager, OpCo or any direct or indirect wholly owned subsidiary of OpCo, (B) Shares owned by the Merger Subs or the Parent Entities or any of Parent Entities’ direct or indirect wholly owned subsidiaries, or, any affiliate of the Parent Entities designated in writing by the Parent Entities to the Company at least two business days prior to the Company Merger Effective Time and (C) shares of Company Class X Common Stock and Company Class Y Common Stock issued and outstanding immediately prior to the Company Merger Effective Time (in each case, other than any Dissenting Shares), which at the Company Merger Effective Time will be automatically cancelled without any conversion thereof;

•	Rollover Shares, which are any share of Company Common Stock that is owned by a Rollover Holder and will remain outstanding in the Company Merger in accordance with such Rollover Holder’s

Rollover Agreement, which at the Company Merger Effective Time will be unaffected by the Company Merger and will remain outstanding as Surviving Company Shares; and

•

Dissenting Shares, which are any Shares outstanding as of immediately prior to the Company Merger Effective Time that are held by stockholders who have neither voted in favor of the Mergers nor consented thereto in writing and who have demanded, properly in writing, appraisal for such shares in accordance with Section 262 of the DGCL, which at the Company Merger Effective Time will automatically be cancelled without any conversion thereof unless such stockholder or beneficial owner fails to perfect, withdraws or otherwise loses the right to appraisal.

Notwithstanding the foregoing, each share of Class A Common Stock owned by (i) the Parent Entities or any direct or indirect wholly owned subsidiary of the Parent Entities, (ii) solely to the extent designated in writing by the Parent Entities to the Company at least two business days prior to the Company Merger Effective Time, any affiliate of the Parent Entities so designated or (iii) Manager, OpCo or any direct or indirect wholly owned subsidiary of OpCo will be unaffected by the Company Merger and will remain outstanding as Surviving Company Shares.

Each share of common stock, par value $0.00001 per share, of Company Merger Sub issued and outstanding immediately prior to the Company Merger Effective Time will be converted into such number of validly issued, fully paid and nonassessable Surviving Company Shares as is necessary such that the number of Surviving Company Shares outstanding immediately following the Company Merger Effective Time equals the number of OpCo Membership Interests owned by Manager that are outstanding immediately following the OpCo Merger Effective Time, after taking into account: (i) any redemptive distribution that is made to Manager in connection with the Restructuring Steps; and (ii) any recapitalization of OpCo Membership Interests resulting from or undertaken in connection with any preferred stock issued by the Company or OpCo in connection with the Transactions (which recapitalization will, in all cases, be done on a value-for-value basis, determined after taking into account the effects of the distributions by OpCo made in connection with the Transactions).

Dissenting Shares

Notwithstanding any provision of the Merger Agreement to the contrary, Shares that are outstanding immediately prior to the Company Merger Effective Time and that are held by stockholders or beneficial owners who have neither voted in favor of the Mergers nor consented thereto in writing and who have demanded, properly in writing, appraisal for such shares in accordance with Section 262 of the DGCL, will not be converted into, or represent the right to receive, the Company Merger Consideration, unless such stockholder or beneficial owner fails to perfect, withdraws or otherwise loses the right to appraisal. At the Company Merger Effective Time, all Dissenting Shares will no longer be outstanding, will automatically be cancelled and will cease to exist, and, except as otherwise provided by applicable laws, each stockholder or beneficial owner of Dissenting Shares will cease to have any rights with respect to the Dissenting Shares, other than such rights as are granted under such Section 262 of the DGCL. Such stockholders or beneficial owners will be entitled to receive payment of the fair value of such Dissenting Shares held by them in accordance with the provisions of such Section 262 of the DGCL, except that all Dissenting Shares held by stockholders or beneficial owners who have failed to perfect or who effectively have withdrawn or lost their rights to appraisal of such Shares under such Section 262 of the DGCL will thereupon be cancelled and deemed to have been converted into, and to have become exchangeable for, as of the Company Merger Effective Time, the right to receive the Company Merger Consideration without any interest thereon, upon surrender, in the manner provided in the Merger Agreement, of such Shares. The Company is obligated to give the Parent Entities prompt notice and copies of any demands for appraisal received by the Company, withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company. The Company will not, except with the prior written consent of the Parent Entities, make any payment, or offer or agree to make any payment, with respect to any demands for appraisal or offer to settle or settle any such demands.

Treatment of Company Equity Awards and Phantom Units

Pursuant to the terms of the Merger Agreement, all Company Equity Awards and Phantom Units outstanding immediately prior to the Effective Time (including those held by our executive officers) will generally be subject to the treatment described below.

Restricted Stock Units and Performance Stock Units

Each Vested Company RSU and Vested Company PSU will be cancelled as of the Effective Time and converted into the right to receive an amount in cash, without interest, equal to the product, rounded to the nearest cent, of (x) the Company Merger Consideration and (y) the number of shares of Class A Common Stock subject to such Vested Company RSU or Vested Company PSU (as applicable) (such amount, the “Vested Company RSU/PSU Payment”), less applicable taxes and authorized deductions. OpCo will, or will cause its applicable subsidiary to, pay through the payroll of such applicable subsidiary to each holder of Vested Company RSUs or Vested Company PSUs the applicable Vested Company RSU/PSU Payment, as soon as practicable following the Effective Time and in any event within 40 business days following the Effective Time (except as required to comply with applicable law).

The treatment of each Unvested Company RSU will be determined by the Executive Committee prior to the Effective Time or, if not determined prior to the Effective Time, by the administrator of the Company Stock Plan as soon as reasonably practicable following the Effective Time.

All Unvested Company PSUs will, at the Effective Time, automatically be cancelled and no payment will be made with respect thereto. The Unvested Company PSUs are subject to vesting based on the Company’s achievement of certain share prices, all of which are above the Merger Consideration of $27.50 and accordingly, are not expected to vest in connection with the Mergers.

Options

At the Effective Time, each Vested Company Option will automatically be cancelled and converted into the right to receive an amount in cash (without interest and subject to any applicable tax withholdings), equal to (a) the number of shares of Class A Common Stock subject to such Vested Company Option, multiplied by (b) (1) the Company Merger Consideration less (2) the Option Consideration; provided that, if the exercise price per share of such Vested Company Option is equal to or greater than the Company Merger Consideration, the Option Consideration for such Vested Company Option will be zero. Any Company Option that has an exercise price per share equal to or greater than the Company Merger Consideration will automatically be cancelled without any payment being made in respect thereof. All Unvested Company Options will be cancelled for no consideration in accordance with the terms of the Merger Agreement and as such no value is attributed to such award. The Surviving Company will cause its applicable subsidiary to pay, through the payroll of such applicable subsidiary, to each holder of a Vested Company Option the applicable Option Consideration, as soon as practicable following the Effective Time and in any event within 40 business days following the Effective Time (except as required to comply with applicable law).

Phantom Units

Each Phantom Unit Holder will be entitled to receive his or her Phantom Unit Payment. OpCo will, or will cause the applicable Company Subsidiary to, pay through payroll to each Phantom Unit Holder his or her Phantom Unit Payment (other than any portions of the Phantom Unit Payments that are Deferred Phantom Unit Payments), as soon as practicable following the Effective Time and in any event within 40 business days following the Effective Time (except as required to comply with applicable law). The rights of Phantom Unit Holders to receive certain Deferred Phantom Unit Payments will remain subject to the same terms, conditions and restrictions that were applicable to the corresponding Phantom Units, including under any award agreement. As soon as reasonably practicable following such time at which a Deferred Phantom Unit Payment becomes payable, such Deferred Phantom Unit Payment will be made to the Phantom Unit Holder who is entitled to such Deferred Phantom Unit Payment through OpCo or the applicable Company Subsidiary and will be subject to all applicable tax and other withholdings.

Procedures for Receiving Merger Consideration

Prior to the Company Merger Effective Time, the Parent Entities will (i) appoint the Paying Agent for the purpose of effecting payments to the Holders and (ii) enter into a paying agent agreement, in form and substance reasonably acceptable to the Company Entities and the Parent Entities, with such Paying Agent for the payment of the Company Merger Consideration, Manager Merger Consideration, the OpCo Merger Consideration and the OpCo Profits Units Merger Consideration (excluding the Deferred Payments) in accordance with the Merger Agreement and the Payment Schedule. At or prior to the Effective Time, the Parent Entities will deposit, or will cause to be deposited, with the Paying Agent, for the benefit of the Holders, cash in an amount that, when taken together with the amounts deposited by the Company with respect to amounts received by the Company Entities pursuant to the consummation of the distributions pursuant to the Restructuring Steps (as described below), is sufficient to pay the Company Merger Consideration, the Manager Merger Consideration, the OpCo Merger Consideration (including for this purpose, for the avoidance of doubt, any amounts owing in respect of the Company Purchased OpCo Membership Interests) and the OpCo Profits Units Merger Consideration (including for this purpose, for the avoidance of doubt, any amounts owing in respect of the Company Purchased OpCo Profits Units) required to be paid pursuant to the Merger Agreement (excluding the Deferred Payments and any Merger Consideration that would have otherwise been payable in respect of Dissenting Shares had such Shares not been Dissenting Shares).

At or prior to the Effective Time, the Company Entities will deposit, or cause to be deposited, in the Payment Fund an amount equal to the amount received by the Company Entities pursuant to the consummation of the distributions pursuant to the Restructuring Steps.

At or prior to the Effective Time, the Parent Entities will deposit, or will cause to have been deposited, with OpCo, for the benefit of the holders of Company Equity Awards and Phantom Unit Holders, in cash in an amount sufficient for the OpCo, together with available cash at OpCo and its affiliates, to pay the aggregate Option Consideration, the aggregate RSU/PSU Payments (solely with respect to Vested Company RSUs and Vested Company PSUs as of the Effective Time) and the aggregate Phantom Unit Payments (other than the Deferred Phantom Unit Payments) in accordance with the Merger Agreement, in each case, together with any employer-paid payroll or similar Taxes related thereto.

Promptly after the Effective Time (and in no event later than two business days thereafter), the Parent Entities will cause to be mailed (i) to each person who was, at the Company Merger Effective Time, the Manager Merger Effective Time or the OpCo Merger Effective Time, as applicable, a holder of record of Book-Entry Securities instructions for use in effecting the surrender of such Book-Entry Securities in exchange for the Merger Consideration to which such Holder is entitled pursuant to the Merger Agreement (other than any Deferred Payments) and (ii) to the extent any Certificates are outstanding as of immediately prior to the Company Merger Effective Time, to each Holder who was, at the Company Merger Effective Time, a holder of record of Certificates that represented any Shares outstanding immediately prior to the Company Merger Effective Time, a form of letter of transmittal (which (A) will specify that delivery of a Certificate will be effected, and risk of loss and title to such Certificate will pass, only upon delivery of such Certificate to the Paying Agent and (B) will be in such form and have such other customary provisions as the Surviving Company will specify), together with instructions thereto, setting forth, inter alia, the procedures by which holders of Certificates may surrender such Certificates in exchange for the Merger Consideration to which such holder is entitled pursuant to the Merger Agreement.

If payment of the applicable Merger Consideration in respect of any Shares represented by Certificates is to be made to a person other than the person in whose name a Certificate surrendered is registered, it will be a condition of payment of the Company Merger Consideration that (i) the Certificate so surrendered is properly endorsed or is otherwise in proper form for transfer and (ii) the person requesting such payment pays any transfer or other taxes required solely by reason of the payment of such Company Merger Consideration to a person other than the registered holder of such Certificate or establishes to the reasonable satisfaction of the Parent Entities that such tax has been paid or is not applicable.

In the event of a transfer of ownership of Book-Entry Securities that is not registered in the transfer records of the Company Entities, payment of the applicable Merger Consideration (other than any Deferred Payments) may be made to a Holder other than the person in whose name the Book-Entry Security is registered if all documents required to evidence and effect such transfer or otherwise be in proper form for transfer are presented to the Paying Agent, and the Holder requesting such payment pays any transfer or other taxes required solely by reason of the payment of such Merger Consideration (other than any Deferred Payments) to a person other than the registered holder of such Book-Entry Security or establishes to the reasonable satisfaction of the Parent Entities that such tax has been paid or is not applicable.

Until surrendered as contemplated by the Merger Agreement, each Book-Entry Security and Certificate will be deemed at all times after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration (other than any Deferred Payments) to which the holder of such Book-Entry Security or Certificate is entitled pursuant to the Merger Agreement.

No interest will be paid or will accrue on any cash payable to holders of Book-Entry Securities or Certificates pursuant to the Merger Agreement. Each Holder that is a registered holder of one or more Book-Entry Securities will, upon receipt by the Paying Agent of an “agent’s message” in customary form (or such other evidence, if any, as the Paying Agent may reasonably require), be entitled to receive, and the Parent Entities will cause the Paying Agent to pay and deliver as soon as reasonably practicable after receipt of such agent’s message (or such other evidence, if any, as the Paying Agent may reasonably require), the Merger Consideration (other than any Deferred Payments) for each Book-Entry Security.

Each Holder that is a holder of one or more Certificates will, upon completion of such applicable procedures by such Holder and the surrender of such Holder’s Certificate, be entitled to receive, and the Parent Entities will cause the Paying Agent to pay and deliver as soon as reasonably practicable after the completion of such procedures, the Merger Consideration (other than any Deferred Payments) for each Share represented by such Certificates. Upon the payment and delivery of the applicable Merger Consideration (other than any Deferred Payments) with respect to a Certificate or Book-Entry Security, such Certificate or Book-Entry Security will be cancelled.

Prior to the Company Merger Effective Time, the Parent Entities and the Company Entities will cooperate to establish procedures with the Paying Agent and DTC with the objective that the Paying Agent will transmit to DTC or its nominee on the Closing Date an amount in cash, by wire transfer of immediately available funds, equal to (i) the number of Shares (other than Excluded Shares, Rollover Shares and any Dissenting Shares) held of record by DTC or such nominee immediately prior to the Company Merger Effective Time multiplied by (ii) the Company Merger Consideration.

Any portion of the aggregate Merger Consideration that remains undistributed to the Holders as of the 12-month anniversary of the Effective Time will be delivered to the Surviving Company, Surviving Manager or Surviving OpCo, as applicable upon demand, and any Holders who have not complied with the exchange provisions in the Merger Agreement will thereafter look only to the Parent Entities or the Surviving Company, Surviving Manager or Surviving OpCo, as applicable for, and the Parent Entities or the Surviving Company, Surviving Manager or Surviving OpCo, as applicable, will remain liable for, payment of their claim for the Merger Consideration. Any portion of the aggregate Merger Consideration remaining unclaimed by Holders as of the date immediately prior to such time as such amounts would otherwise escheat to or become property of any governmental authority will, to the extent permitted by applicable law, become the property of the Surviving

Company, Surviving Manager or Surviving OpCo, as applicable, free and clear of any claims or interest of any person previously entitled thereto. No Parent Entity, the Surviving Company, the Surviving Manager or the Surviving OpCo will be liable to any person in respect of any Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

The Deferred Payments will be made to the applicable Holders who are entitled to such Deferred Payments as soon as reasonably practicable following such time at which a Deferred Payment becomes due in accordance with the Payment Schedule. The Deferred Payments will be made through (i) a payment from Manager, for each Deferred Payment in respect of Manager Membership Interests; (ii) a payment from OpCo, for each Deferred Payment in respect of OpCo Membership Interests or OpCo Profits Units that are not covered by the following clause (iii); and (iii) from the Company, for any Deferred Payments in respect of Company Purchased OpCo Membership Interests or Company Purchased OpCo Profits Units, as applicable.

Each of the Parent Entities, the Paying Agent and the Company Entities (and any of their affiliates or agents) will be entitled to deduct and withhold from the consideration otherwise payable pursuant to the Merger Agreement to any person such amounts as it is required to deduct and withhold with respect to the making of such payment under applicable tax law. To the extent that amounts are so withheld, such withheld amounts (i) will be remitted to the applicable governmental authority and (ii) will be treated for all purposes of the Merger Agreement as having been paid to the person in respect of which such deduction and withholding was made.

Dividends

The Merger Agreement requires the Company to declare and pay a Quarterly Dividend in respect of each share of Class A Common Stock at a price equal to the Per Share Dividend Amount in each calendar quarter prior to the Closing. If, on the date that all other conditions to Closing are satisfied (other than those conditions that by their nature are to be satisfied at the Closing), at least four Quarterly Dividends have not been paid, the Company will be required to pay, within three business days (and in any case prior to the Closing Date), a Catch-Up Dividend in respect of each issued and outstanding share of Class A Common Stock in a per-share amount equal to the product of (i) the Per Share Dividend Amount and (ii) four minus the number of quarters in which a Quarterly Dividend has been declared and paid (or, if a Quarterly Dividend has been declared but not yet paid, will be paid prior to the Closing Date).

Certificate of Incorporation; Bylaws

At the Company Merger Effective Time, (a) the Company’s Charter, as in effect immediately prior to the Company Merger Effective Time, will be amended as a result of the Company Merger so as to read in its entirety as set forth in the applicable exhibit to the Merger Agreement and will be the certificate of incorporation of the Surviving Company and (b) the bylaws of Company Merger Sub, as in effect immediately prior to the Company Merger Effective Time, will be adopted as the bylaws of the surviving company of the Company Merger (except that all references to Company Merger Sub will be automatically amended and will become references to the Surviving Company).

At the Manager Merger Effective Time, the limited liability company agreement of Manager, as in effect immediately prior to the Manager Merger Effective Time, will be amended and restated in a form designated by the Parent Entities prior to the Manager Merger Effective Time and as so amended and restated will become the limited liability company agreement of the Surviving Manager until thereafter amended as provided therein or by applicable law.

At the OpCo Merger Effective Time, the limited liability company agreement of OpCo, as in effect immediately prior to the OpCo Merger Effective Time, will be amended and restated in a form designated by the Parent Entities prior to the OpCo Merger Effective Time and as so amended and restated will become the limited liability company agreement of the Surviving OpCo until thereafter amended as provided therein or by applicable law.

Representations and Warranties

In addition, the Merger Agreement contains the following representations and warranties of the Company Entities relating to, among other things:

•	organization and qualification;

•	subsidiaries;

•	capitalization;

•	authority and binding nature of the Merger Agreement;

•	absence of conflict with governing documents, applicable laws and contracts;

•	required filings and consents;

•	vote required to approve the Mergers;

•	inapplicability of certain anti-takeover laws;

•	financial statements and maintenance of internal controls over financial reporting;

•	maintenance of disclosure controls and procedures;

•	SEC filings;

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the conduct by the Company Entities and the Company Subsidiaries of their business in all material respects in the ordinary course of business since December 31, 2023, and the absence of a Material Adverse Effect (as defined below) since such date;

•	title of assets;

•	real property;

•	ownership and use of intellectual property;

•	cybersecurity and data privacy matters;

•	material contracts;

•	absence of certain undisclosed liabilities;

•	compliance with laws, including international trade laws, sanctions laws and anti-corruption laws;

•	possession of and compliance with governmental authorizations;

•	filing of tax returns, payment of taxes and other tax matters;

•	employee benefits matters;

•	labor matters;

•	environmental matters;

•	insurance;

•	legal proceedings and governmental orders;

•	the receipt of a fairness opinion from Centerview;

•	absence of brokers’, finders’ and investment bankers’ fees or commissions;

•	related party transactions; and

•	the accuracy of information supplied for inclusion in this information statement/prospectus.

Certain of the representations and warranties of the Company in the Merger Agreement are qualified as to “materiality” or “Material Adverse Effect”.

For purposes of the Merger Agreement, Material Adverse Effect means any change, effect, event, occurrence or development, condition or fact that has had a material adverse effect on the business, financial or other condition, assets, liabilities or results of operations of the Company Entities and the Company Subsidiaries, taken as a whole. The definition of Material Adverse Effect excludes the following effects, alone or in combination, from the determination of whether a “Material Adverse Effect” has occurred or would reasonably be expected to occur:

•	any change in general political, social, geopolitical or regulatory conditions, whether globally or in the United States;

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any change in economic, market, business, financial, commodity, credit, debt, securities, derivatives or capital market conditions, whether globally, in the United States or in any other country or region in the world, including inflation, supply chain disruptions, labor shortages, interest, foreign exchange or exchange rates, fluctuations in the value of any currency and any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any security exchange or over-the-counter market;

•	any change generally affecting the industries, jurisdictions or geographic areas in which any of the Company Entities or the Company Subsidiaries operate;

•	any change or proposed change, in each case, after the date hereof, in accounting requirements or principles required by GAAP (or any authoritative interpretations thereof);

•	any adoption, implementation, promulgation, repeal, modification, change, reinterpretation or proposal of any law, in each case, after the date of the Merger Agreement;

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labor disruptions, strikes, social unrest, riots, protests, geopolitical conditions, any outbreak, escalation or acts of terrorism or sabotage, cyberattack, armed hostility (by recognized governmental forces or otherwise) or war (whether or not declared), any weather-related event, power outages or electrical blackouts, fire, earthquake, hurricane, flood or other natural disaster or acts of God or other national or international calamity, any pandemic, epidemic, public health emergency or outbreak of illness or disease (including in relation to any Pandemic or Pandemic Measures) or other public health event, whether or not caused by any person (other than the Company or any of its affiliates or representatives) or the worsening of any of these occurrences or conditions;

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changes in the market price or trading volume of the Shares or any change affecting the credit ratings or the ratings outlook for a Company Entity or any Company Subsidiary (it being understood that the underlying facts or occurrences giving rise to such change may be taken into account in determining whether there has been or will be a Material Adverse Effect, to the extent not otherwise excluded from this definition);

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the announcement of the Merger Agreement and the Transactions or the pendency or consummation of the Transactions, including any impact on the Company Entities’ or the Company Subsidiaries’ relationships with employees, guilds, labor unions, works councils, financing sources, customers, suppliers, governmental authorities or any other person (including pursuant to contractual relationships);

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compliance with the terms of, or the taking of any action or omission expressly required by the Merger Agreement or requested in writing by a Parent Entity or any action taken or not taken as a result of the failure of the Parent Entities to consent to any action or omissions requiring the Parent Entities’ consent under the Merger Agreement pertaining to conduct of the business by the Company Entities pending the Mergers;

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any decline in the market price, or change in trading volume, of the Company’s capital stock or any failure to meet internal or published projections, forecasts, budgets, plans, consensus estimates, performance measures, operating statistics or revenue or earnings predictions for any period (it being understood that the underlying facts or occurrences giving rise to such decline or failure may be taken into account in determining whether there has been or will be a Material Adverse Effect, to the extent not otherwise excluded from this definition);

•	the identity of, or any facts relating to, the Parent Entities, the Merger Subs or any of their affiliates;

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any action arising out of or resulting from the Merger Agreement or the Transactions, including any demands, litigations or similar actions brought by any equityholders of the Company Entities alleging breach of fiduciary duty or inadequate disclosures;

•	any matter set forth on the Company’s confidential disclosure letter delivered concurrently with the execution of the Merger Agreement; or

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any matters specifically referenced in written materials provided by the Company to the members of the Executive Committee in their capacity as members of the Executive Committee (including at any meeting of the Executive Committee), prior to the date of the Merger Agreement.

However, with respect to any exception described in the first six bullet points above, to the extent that such change, effect, event, occurrence or development has a materially disproportionate adverse impact on the Company Entities and the Company Subsidiaries, taken as a whole, compared to other companies that operate in the industry and geographic markets in which the Company Entities and the Company Subsidiaries operate, then the incrementally disproportionate impact (and solely the incrementally disproportionate impact) may be taken into account in determining whether a Material Adverse Effect has occurred or would be reasonably expected to occur.

The Merger Agreement contains representations and warranties of Parent Entities and Merger Subs, including representations and warranties relating to, among other things:

•	organization and qualification;

•	organizational documents of Parent Entities and Merger Subs;

•	authority and binding nature of the Merger Agreement;

•	absence of conflict with governing documents, applicable laws and contracts; required filings and consents;

•	absence of legal proceedings and governmental orders;

•	operation of the Parent Entities and Merger Subs;

•	financing and the availability of funds to consummate the Mergers;

•	solvency;

•	absence of brokers’, finders’ and investment bankers’ fees or commissions;

•	stockholder and management arrangements related to the Mergers;

•	no vote of Parent Entity partners or members required to consummate the Transactions;

•	the accuracy of information supplied;

•	non-reliance on estimates, projections, forecasts, forward-looking statements and business plans of the Company; and

•	delivery and enforceability of the Limited Guarantee.

Certain of the representations and warranties of Parent Entities and Merger Subs in the Merger Agreement are qualified as to “materiality” or “Parent Material Adverse Effect” (as defined below).

For purposes of the Merger Agreement, “Parent Material Adverse Effect” means any change, effect, event, occurrence, development, condition or fact that prevents, materially delays or impedes the consummation of the Transactions by the Parent Entities or the Merger Subs or otherwise prevents, materially delays or impedes the Parent Entities or the Merger Subs from performing their obligations under the Merger Agreement.

Conduct of Business by the Company Entities Prior to Consummation of the Mergers

The Company Entities have agreed that, except as set forth in the Company’s confidential disclosure letter delivered concurrently with the execution of the Merger Agreement, expressly required or expressly permitted by the Merger Agreement, required by law, expressly required or contemplated by the Restructuring Steps pursuant to the Merger Agreement, required in connection with any Company Sale (as defined in the section entitled “The Merger Agreement — Company Sales” beginning on page 143) or certain other actions undertaken at the Parent Entities’ request or consented to in writing by the Parent Entities (which consent shall not be unreasonably withheld, conditioned or delayed), during the period from the date of the Merger Agreement to the Effective Time, the Company Entities will use reasonable best efforts to, and will cause each of the Company Subsidiaries to use reasonable best efforts to (i) conduct the businesses of the Company Entities and the Company Subsidiaries in the ordinary course of business in all material respects; and (ii) preserve intact in all material respects its and their current business organization, goodwill and ongoing businesses and to preserve its and their relationships in all material respects with customers, suppliers, clients, vendors, distributors, licensors, licenses, governmental authorities, employees and other business relationships, in each case, who are material to the Company Entities and the Company Subsidiaries, taken as a whole; provided that the Company Entities and the Company Subsidiaries are entitled to take commercially reasonable actions in good faith in order to prevent the occurrence of, or mitigate the existence of, any emergency situation involving endangerment to human life or in response to any pandemic or the implementation of any quarantine or similar laws or guidelines promulgated by any governmental authority, so long as the Company Entities and the Company Subsidiaries use reasonable best efforts to keep the Parent Entities informed of any such actions prior to taking, or refraining to take, such actions.

In addition, without limiting the generality of the foregoing, except as set forth in the Company’s confidential disclosure letter delivered concurrently with the execution of the Merger Agreement, expressly required by the Merger Agreement, required by law, expressly required or contemplated by the Restructuring Steps pursuant to the Merger Agreement, required in connection with any Company Sale or certain other actions undertaken at the Parent Entities’ request or consented to in writing by the Parent Entities, during the period from the date of the Merger Agreement to the Effective Time, the Company Entities will not, and will cause each Company Subsidiary not to:

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declare, authorize, establish a record date for, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or other equity, property or a combination thereof) in respect of, any of its capital stock, other than (i) dividends or distributions by a Company Subsidiary wholly owned by OpCo to OpCo or another Company Subsidiary wholly owned by OpCo in the ordinary course of business, (ii) any other Company Subsidiary to the extent required pursuant to its organizational or governing documents or (iii) dividends required pursuant to the Merger Agreement;

•	other than with respect to any Company Subsidiary wholly owned by OpCo, split, combine, reclassify, subdivide or reduce any of its capital stock;

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repurchase, redeem or otherwise acquire or offer to redeem, repurchase or otherwise acquire, directly or indirectly, any shares of its capital stock or any options, warrants, rights, convertible or exchangeable securities, stock-based performance units or other rights to acquire any such shares or other rights that give the holder thereof any economic interest of a nature accruing to the holders of such shares, other than (i) the withholding of Shares to satisfy tax obligations with respect to awards granted pursuant to the Company Stock Plan, (ii) the acquisition of Shares in connection with a cashless exercise of Company Options, (iii) in connection with redemptions or exchanges pursuant to the limited liability company agreement of OpCo (the “OpCo Operating Agreement”), the limited liability company agreement of Manager (the “Manager Operating Agreement”) or the limited liability company agreements of Endeavor Executive Holdco, LLC, Endeavor Executive PIU Holdco, LLC and Endeavor Executive II Holdco, LLC (the “Executive Holdco Operating Agreements”) or (iv) as otherwise required under the organizational or governing documents of any non-wholly owned Company Subsidiary or other joint venture, partnership or similar arrangement to which any Company Entity or Company Subsidiary is a party (each, a “Company JV”);

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issue, authorize the issuance of, pledge, dispose of, grant, transfer, encumber, deliver or sell any shares of its capital stock or other voting securities or equity interests, any options, warrants, rights, convertible or exchangeable securities, stock-based performance units or other rights to acquire any such shares, securities, interests or other rights that give the holder thereof any economic interest of a nature accruing to the holders of such shares or securities, other than (i) upon the exercise or settlement of awards under the Company Stock Plan outstanding on the date of the Merger Agreement (or granted following the date of the Merger Agreement to the extent permitted by this bullet) in accordance with their present terms, (ii) as required to comply with any Company Plan (as defined below) as in effect on the date of the Merger Agreement, (iii) transactions solely among OpCo or Company Subsidiaries wholly owned by OpCo in the ordinary course of business, (iv) pledges or encumbrances of equity interests or other securities in the ordinary course of business under the outstanding credit facilities of the Company and any other credit facilities or similar arrangements of the Company Entities or Company Subsidiaries existing as of the date of the Merger Agreement or entered into after the date of the Merger Agreement in accordance with the terms of the Merger Agreement, (v) in connection with redemptions or exchanges pursuant to the OpCo Operating Agreement, the Manager Operating Agreement or the Executive Holdco Operating Agreements or (vi) as otherwise required under the organizational or governing documents of any Company JV in effect as of the date of the Merger Agreement;

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amend, modify, waive, rescind or otherwise change (i) the organizational documents of the Company, Manager, OpCo or the Executive Holdcos, (ii) to the extent that a Company Entity’s or any Company Subsidiary’s (other than TKO or its subsidiaries) authorization, execution or consent is required for such amendment, modification, waiver, recession or other change, any organizational documents of TKO (or any of its subsidiaries) or (iii) the organizational documents of any Company Subsidiary in any material respect;

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acquire, directly or indirectly, whether by purchase, merger, consolidation or acquisition of stock or assets or otherwise, or authorize or announce an intention to so acquire, or enter into any agreements providing for the acquisition of, any equity interests in, or substantially all of the material assets of, any person or the acquisition of any operating business or division thereof, other than (i) the acquisition of intellectual property rights in connection with Permitted Content Activities, (ii) transactions solely among OpCo or Company Subsidiaries wholly owned by OpCo pursuant to capital commitments of OpCo or Company Subsidiaries in existence as of the date of the Merger Agreement, (iii) acquisitions for cash consideration not to exceed $2,000,000, individually or $5,000,000, in the aggregate for all such acquisitions or (iv) as otherwise required under the organizational or governing documents, or any other agreements or arrangements, of any Company JV in effect as of the date of the Merger Agreement, including the satisfaction or exercise (except to the extent such exercise is made solely at the election of the Company Entities or the Company Subsidiaries) of any obligations or rights (including any puts, calls, capital commitments, redemptions, exchanges or similar arrangements with respect to any Company JV) in effect as of the date of the Merger Agreement;

•

other than with respect to Permitted Content Activities, (i) acquire any material real property or enter into any material lease or sublease of real property (whether as a lessor, sublessor, lessee or sublessee), or (ii) materially modify or amend or exercise any right to renew any material lease, or waive any material term or condition thereof or grant any material consents thereunder, in each case, outside the ordinary course of business;

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other than in connection with Permitted Content Activities or any Permitted Media Agreement or any Talent Agreement, sell, transfer, assign, exchange, swap, lease, license, sublicense, abandon, allow to lapse or otherwise dispose of, any of its material properties, rights or assets (including capital stock of any Company Subsidiary and intangible property or material intellectual property rights) other than (i) sales of products or services in the ordinary course of business, (ii) sales, abandonments or other dispositions of immaterial or obsolete, surplus or worn-out assets, equipment or property (including company intellectual property) that is no longer used in or useful for the operations of a Company Entity or any Company Subsidiary, (iii) the non-exclusive licensing or sublicensing of company intellectual property, (iv) pursuant to transactions solely among OpCo or Company Subsidiaries wholly owned by OpCo in the ordinary course of business, (v) expirations of registered company intellectual property in accordance with its statutory term or (vi) for consideration not to exceed $2,000,000 individually or $5,000,000 in the aggregate;

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redeem, repurchase, prepay, defease, incur, assume, endorse, guarantee or otherwise become liable for or modify in any material respects the terms of any indebtedness for borrowed money, issue or sell any debt securities or warrants or other rights to acquire any debt securities of a Company Entity or any Company Subsidiary or guarantee any such indebtedness or any debt securities of another person or enter into any agreement requiring a Company Entity or a Company Subsidiary to guarantee any financial statement condition of another person (collectively, “Indebtedness”), other than (i) Indebtedness solely among OpCo or the Company Subsidiaries wholly owned by OpCo in the ordinary course of business, (ii) incurring Indebtedness for borrowed money not to exceed an aggregate principal amount equal to the greater of (x) $50,000,000 and (y) a principal amount which would result in the Company Entities’ and the Company Subsidiaries’ combined leverage ratio greater than 4.5x (based on the Adjusted EBITDA contained in the Company’s then-most recent filings with the SEC), (iii) Indebtedness for borrowed money pursuant to drawdowns under any revolving credit facility in existence as of the date of the Merger Agreement in the ordinary course of business, (iv) Indebtedness for borrowed money pursuant to refinancings of outstanding Indebtedness (other than with respect to the Closing Indebtedness), (v) guarantees of any obligations of any Company Entity or Company Subsidiary; provided that such obligations are otherwise permitted hereunder, and (vi) as contemplated by the Restructuring Steps pursuant to the Merger Agreement; provided, in each case of clauses (ii), (iii) and (iv), such Indebtedness can be prepaid at par at any time without premium or penalty;

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make any loans, advances or capital contributions to, or investments in, any other person, other than (i) loans, advances or capital contributions solely among OpCo or the Company Subsidiaries wholly owned by OpCo in the ordinary course of business, (ii) loans, advances or capital contributions made to any Company Subsidiaries required under their organizational or governing documents or other agreements or arrangements in effect as of the date of the Merger Agreement to the extent included in the Company’s budget for fiscal year 2024 as set forth in the Company’s confidential disclosure letter delivered concurrently with the execution of the Merger Agreement (the “2024 Company Budget”), including the satisfaction or exercise (except to the extent such exercise is made solely at the election of the Company Entities or the Company Subsidiaries) of any obligations or rights (including any puts, calls, capital commitments, redemptions, exchanges or similar arrangements with respect to any Company JV) in effect as of the date of the Merger Agreement, (iii) investments in intellectual property rights in connection with Permitted Content Activities or (iv) investments not to exceed $2,000,000 individually or $5,000,000 in the aggregate together with all other investments contemplated by this bullet;

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except as required by applicable law, the terms of any employee benefit plan or other employment, benefits or compensation-related arrangement of the Company (a “Company Plan”), or the terms of the Merger Agreement, (i) increase the compensation, bonus or fringe benefits payable or that could become payable to any current or former employee, independent contractor, consultant or director of or to a Company Entity or any Company Subsidiary (each, a “Company Associate”) or increase the severance benefits of any Company Associate, (ii) establish, adopt or enter into or amend any collective bargaining agreement (except for amendments or renewals made in the ordinary course of business that do not materially increase costs or liabilities to any Company Entity or any Company Subsidiary), (iii) establish, adopt, enter into, modify or terminate any Company Plan other than (A) in the ordinary course of business or in a manner that does not materially increase the cost to the Company Entities and any Company Subsidiaries taken as a whole; provided that the Company Entities will reasonably consult with the Parent Entities prior to taking any of the foregoing actions with respect to any material Company Plan that is not a health, retirement or welfare plan (but excluding severance plans) or (B) individual at-will offer letters or employment or consulting contracts (x) in a form substantially consistent with one of the form(s) made available to the Parent Entities and Merger Subs or their respective representatives used for (or otherwise similar to offer letters or contracts for) similarly situated employees or consultants or (y) that do not provide severance benefits greater than six (6) months of compensation (or, with respect to individuals located outside of the United States, employment contracts that do not provide for severance benefits beyond those required by applicable law) entered into with an individual who was hired or engaged in accordance with this bullet, (iv) grant, accelerate the vesting, lapsing of restrictions or payment or in any way amend, modify or supplement the terms of any equity or equity based or phantom equity (including any Company Equity Awards), including making any determination pursuant to the Merger Agreement, (v) grant any change in control, retention or transaction bonuses or similar awards related to the Transactions, or amend or modify the terms of any such outstanding awards, (vi) accelerate the vesting, lapsing of restrictions or payment, or to fund or in any other way secure any material rights or benefits under any Company Plan with respect to any Company Associate, (vii) forgive any loans or issue any loans to any Company Associate (other than (A) in the ordinary course of business, including in connection with business or similar expenses; provided that such loans do not, individually or in the aggregate, exceed $500,000 or (B) in connection with any qualified retirement plan), (viii) implement or announce any employee layoffs, plant closings, reductions in force, furloughs, temporary layoffs, salary or wage reductions, work schedule changes or other similar actions, in each case, reasonably be expected to trigger notice requirements under the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar applicable laws (the “WARN Act”), without complying with the notice requirements of the WARN Act, (ix) hire any new employee or engage any new independent contractor (who is a natural person) (other than an agent or talent manager of WME IMG, LLC and its subsidiaries) with target annual cash compensation in excess of $650,000, (x) hire any new agent or talent manager of WME IMG, LLC and its subsidiaries with target annual cash compensation in excess of $2,000,000 or (xi) newly recognize, or establish or enter into any relationship with, any union, works council, guild or other labor organization as the representatives of any Company Associates unless the Company Entities and the Company Subsidiaries are presented with authorization cards signed by a majority of employees in an appropriate bargaining unit as reasonably determined by the Company Entities and the Company Subsidiaries and the Company Entities provide notice to the Parent Entities;

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waive, release, assign, compromise or settle any action, in each case involving or against a Company Entity or any Company Subsidiary, other than (i) the compromise or settlement of actions that require payments by a Company Entity or any Company Subsidiary (net of insurance proceeds) in an amount not to exceed, in the aggregate $10,000,000 for any single action (provided, the Company provides prior notice of, and reasonably consults with the Parent Entities regarding any such compromise or settlement in excess of $3,000,000 for any single action); provided that such compromise or settlement does not (v) involve the imposition of restrictions on the business or operations of a Company Entity or a Company Subsidiary that, in each case, materially interfere with the operations of a Company Entity or a Company Subsidiary, (w) provide for any exclusive license of material intellectual property, (x) involve any criminal liability, any admission of material wrongdoing or any material wrongful conduct by a Company Entity or a Company Subsidiary or any of their respective officers, directors or employees, (y) relate to actions brought by governmental authorities, other than solely in their capacities as customers of the Company Entities’ or the Company Subsidiaries’ products and services or (z) relate to tax-related actions and (ii) settlements of actions arising out of or relating to regulatory approvals or settlement of actions as a result of any stockholder litigation brought or threatened in writing against the Company, any of the Company Subsidiaries or any of their respective directors or officers relating to the Transactions;

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make any material change in accounting methods, principles or practices by a Company Entity or any Company Subsidiary materially affecting the consolidated assets, liabilities or results of operations of the Company, except as required (i) by GAAP (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the Financial Accounting Standards Board or any similar organization or (ii) by law;

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(i) adopt a plan of merger, consolidation, complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of a Company Entity or (ii) enter into a material new line of business;

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make, change, revoke or rescind any material election relating to taxes in a manner materially inconsistent with past practice, change any accounting period or method with respect to taxes that would have any material effect with respect to the Company Entities and the Company Subsidiaries, make any material amendment with respect to any material tax return, agree to an extension or waiver of the statute of limitations with respect to the assessment or examination of any material tax, settle or compromise any material tax liability or action, enter into any material tax sharing agreement, execute any closing agreement relating to a material amount of tax with or request any ruling with respect to any material tax from any governmental authority or surrender any right to claim a material tax refund;

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(i) make, or commit to make, any capital expenditures in excess of $2,000,000 over the aggregate amount of capital expenditures set forth in the Company’s budget (A) with respect to fiscal year 2024, as set forth in the 2024 Company Budget and (B) with respect to fiscal year 2025, as approved by the Executive Committee; provided that, in the event the Executive Committee fails to approve the Company’s budget for fiscal year 2025, such budget will be deemed to include the aggregate amount of capital expenditures equal to the aggregate amount of capital expenditures set forth in the company’s budget for fiscal year 2024 and (ii) make, or commit to make, any single or series of related capital expenditures in excess of $25,000,000;

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other than any Permitted Media Agreement, Talent Agreement, any guarantees of any obligations of any Company Entity or Company Subsidiary (provided that such obligations are otherwise permitted and such guarantee does not constitute a Material Media Agreement) or otherwise in the ordinary course of business or consistent with past practice, (i) assign, materially amend, modify or waive material rights or material claims under, enter into, voluntarily terminate (other than in the ordinary course of business consistent with past practice), extend (other than extensions in the ordinary course of business with respect to certain material contracts) or renew (other than renewals in the ordinary course of business consistent with past practice) any material contract or (ii) amend, modify, waive, terminate or accelerate the Tax Receivable Agreement;

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enter into any transaction or contract (other than a Company Plan) with any member of the Executive Committee or the Chief Executive Officer, the Executive Chairman, President and Chief Operating Officer, Chief Financial Officer, Chief Administrative Officer, Chief Legal Officer of the Company or any other member of the President and Chief Operating Officer’s senior leadership team as set forth on the Company’s confidential disclosure letter delivered concurrently with the execution of the Merger Agreement;

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except as pursuant to the Merger Agreement or in the ordinary course of business consistent with past practice, amend, modify, terminate, cancel or let lapse an insurance policy (or reinsurance policy) or self-insurance program of a Company Entity or a Company Subsidiary in effect as of the date of the Merger Agreement that is material to the business of the Company and the Company Subsidiaries, taken as a whole, unless simultaneous with such termination, cancellation or lapse, replacement policies underwritten by insurance and reinsurance companies of nationally recognized standing or self-insurance programs, in each case, providing coverage equal to or greater than the coverage under the terminated, cancelled or lapsed policies for substantially similar premiums, as applicable, are in full force and effect;

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create or incur any lien on any assets, rights or properties of the Company Entities or the Company Subsidiaries other than permitted liens, liens among OpCo or Company Subsidiaries wholly owned by OpCo or liens that are not material to the business of the Company Entities and the Company Subsidiaries and that are otherwise capable of being released at or prior to the Closing if required by the Debt Financing or the Preferred Equity Financing;

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enter into any agreement and arrangement with respect to voting or registration, file any registration statement (other than as required by the Registration Rights Agreement or the TKO Registration Rights Agreement) or consummate any unregistered offering of securities that by the terms of such offering requires subsequent registration under the Securities Act;

•	enter into any rights plan (or similar plan commonly referred to as a “poison pill”);

•	enter into certain specified contracts set forth in the Company’s confidential disclosure letter delivered concurrently with the execution of the Merger Agreement; or

•	authorize any of, or commit or agree to take any of, the foregoing actions.

Notwithstanding anything in the Merger Agreement to the contrary, (i) the obligations of the Company Entities, the Company Subsidiaries and their respective representatives set forth in the Merger Agreement or any of the other documents, agreements or instruments contemplated thereby (including the Restructuring Steps) will not apply to TKO, its subsidiaries or their respective representatives (in their capacity as representatives of TKO and its subsidiaries) other than as set forth in clause (ii) and with respect to the obligation of the Company Entities to cooperate in requesting that TKO and TKO OpCo enter into the Issuer Agreement (as defined in the section entitled “The Merger Agreement — Financing Covenant; Company Cooperation” beginning on page 153) and (ii) the Company Entities’ obligations to cause the Company Subsidiaries to take or omit to take any action pursuant to the Merger Agreement or any of the other documents, agreements or instruments contemplated thereby (including the Restructuring Steps) will be deemed to be performed in full with respect to TKO and its subsidiaries so long as the Company, solely in its capacity as a stockholder of TKO and with respect to matters that are subject to the approval of the TKO stockholders, votes its shares of Class B common stock in TKO in a manner that complies with the Company’s obligations under the Merger Agreement and enforces or exercises its rights under the organizational and governing documents of TKO and its subsidiaries in a manner that complies with the Company’s obligations under the Merger Agreement (provided that (x) the foregoing will not require the Company Entities and the Company Subsidiaries to violate applicable law and (y) in no event will the Company Entities be required to remove any directors or officers of TKO).

Furthermore, with respect to any non-wholly owned Company Subsidiary or Company JV, the obligations of the Company Entities, the Company Subsidiaries and their respective representatives set forth in the Merger Agreement or any of the other documents, agreements or instruments contemplated thereby (including the Restructuring Steps) will only apply to the extent a Company Entity has the right to cause such Company JV to comply with any such obligation or take or not take any such action; provided that the Company Entities will not be permitted to effect any transfer, sale or other disposition of any equity securities in TKO or TKO OpCo held by the Company Entities or the Company Subsidiaries (other than TKO and its subsidiaries), except in connection with redemptions pursuant to the limited liability company agreement of TKO OpCo. Nothing in the Merger Agreement will prohibit redemptions or exchanges pursuant to the OpCo Operating Agreement, Manager Operating Agreement or the Executive Holdco Operating Agreements or any actions taken in connection therewith (except as otherwise set forth in the Company’s confidential disclosure letter delivered concurrently with the execution of the Merger Agreement).

The parties to the Merger Agreement have agreed that no action or omission or other matter with respect to TKO or its subsidiaries or any Company Entity, Company Subsidiary or Company JV contemplated by the foregoing will constitute a breach of any provision of the Merger Agreement, and the Parent Entities and Merger Subs will not have any right to rely on any failure of a condition set forth in the Merger Agreement to be satisfied (or terminate the Merger Agreement on the basis thereof) or claim any loss or damage or seek any other remedy (whether at law, in equity or otherwise) to the extent that such failure, loss or damage arises from any action or omission of a Company Entity or Company Subsidiary or other matter with respect to TKO or its subsidiaries or any Company Entity, Company Subsidiary or Company JV, in each case, to the extent the Company Entities have otherwise complied with the Merger Agreement.

Notwithstanding the foregoing, the Company Entities will not, and will cause their respective representatives not to, divert, redirect or otherwise transfer to TKO or its subsidiaries any corporate or other business opportunity or activity that would otherwise in the ordinary course of business constitute a corporate opportunity or other business opportunity of the Company Entities or the Company Subsidiaries with the intention of avoiding the restrictions set forth in the Merger Agreement as it applies to the Company Entities or the Company Subsidiaries.

Company Sales

Pursuant to the Merger Agreement, the Company will, and will cause the Company Subsidiaries and their and the Company Subsidiaries’ respective representatives to, use reasonable best efforts to, at the Parent Entities’ request, facilitate, negotiate and consummate the sale, transfer, divestiture or other disposition (each, a “Company Sale”) of such subsidiaries, business organizations, divisions, business units or assets of the Company Entities or the Company Subsidiaries (whether by a sale of equity interests or assets, merger or otherwise), in each case as identified by the Parent Entities from time to time (but excluding (i) TKO and any of its subsidiaries and (ii) the agency representation business of William Morris Endeavor Entertainment, LLC and its subsidiaries).

The Company Entities will keep any net proceeds received upon consummation of any such Company Sale in a segregated account and not use any such proceeds for any purpose other than making such proceeds available at the Closing to the extent requested by the Parent Entities to fund a portion of the aggregate amounts required to be paid by a Parent Entity or a Merger Sub in connection with the Transactions and the Financing, or to the extent necessary to satisfy any working capital needs for which the Company Entities do not otherwise have cash available to satisfy (any such amount used to satisfy any working capital needs in accordance with the foregoing, the “Company Sale Net Proceeds Deficit”). The Company Entities will promptly notify the Parent Entities of the occurrence of any event that results in a Company Sale Net Proceeds Deficit and the amount of such Company Sale Net Proceeds Deficit.

Notwithstanding the foregoing, the Company Entities will not be required to enter into any definitive agreement with respect to a Company Sale unless either (i) the consummation of the Company Sale is conditioned upon consummation of the Mergers and the other Transactions required to be consummated at the Closing or (ii) such definitive agreement is approved by the Executive Committee and concurrently with the entry into such definitive agreement providing for such Company Sale, one or more of the Equity Investors provide the Parent Entities with an equity commitment letter in a form substantially similar to the Equity Commitment Letter providing for a commitment that will be effective upon the consummation of such Company Sale, equal to the amount of the applicable Company Sale Net Proceeds Deficit.

At Silver Lake’s request and pursuant to Section 7.16 of the Merger Agreement, (i) on October 23, 2024, OpCo, IMG Worldwide and TWI entered into the TKO Transaction Agreement, pursuant to which OpCo and IMG Worldwide agreed to transfer the Company’s Professional Bull Riders, On Location and IMG Media businesses to TKO OpCo and (ii) on November 11, 2024, WME IMG entered into the OB/Arena Transaction Agreement, pursuant to which WME IMG agreed to transfer the Company’s OpenBet and IMG ARENA businesses to OB Global Holdings. Prior to the execution of definitive agreements for each of the foregoing transactions, the Parent Entities delivered to the Company an amended and restated Equity Commitment Letter providing for a commitment that will be effective upon the consummation of such transaction equal to the amount of the applicable Company Sale Net Proceeds Deficit. A more detailed description of the foregoing is provided in the section entitled “The Special Factors — Background of the Mergers” beginning on page 49.

Regulatory Filings; Efforts

The parties to the Merger Agreement have agreed to use their respective reasonable best efforts to take, or cause to be taken (including by causing their respective subsidiaries to take), all reasonable actions necessary, proper or advisable to consummate, as promptly as reasonably practicable, the Transactions, including using reasonable best efforts to:

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obtain all authorizations, consents, orders, approvals, licenses, permits, expirations or terminations of waiting periods, and waivers of, and giving all notices, reports and other filings to, all governmental authorities that may be or become necessary for their execution and delivery of, and the performance of their obligations pursuant to, the Merger Agreement and the consummation of the Transactions, including clearance under the HSR Act and any applicable foreign antitrust law or foreign investment law; and

•	provide such other information to any governmental authority as such governmental authority may lawfully and reasonably request in connection with those efforts.

Each party has agreed to make, or cause to be made, its respective filing, if necessary:

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pursuant to the HSR Act as promptly as reasonably practicable, but in any event no later than 10 business days, following the date of the Merger Agreement and execute and deliver any additional instruments necessary or advisable to promptly obtain such authorizations, consents, orders, approvals, licenses, permits and waivers to consummate the Transactions; and

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as promptly as reasonably practicable, appropriate filings, and notifications or draft submissions, pursuant to any other foreign antitrust law or foreign investment law with respect to the Transactions.

The parties shall supply as promptly as reasonably practicable thereafter to the appropriate governmental authorities any additional information and documentary material that may be requested related to the Transactions. The Parent Entities will pay all filing fees to any governmental authority in order to make such filings or obtain any such authorizations, consents, orders or approvals.

The Parent Entities and the Merger Subs will, and will cause each of their respective subsidiaries to use reasonable best efforts to, avoid or eliminate each and every impediment under any antitrust law or foreign investment law that may be asserted by any governmental authority or any other person so as to enable the parties to the Merger Agreement to consummate the Transactions as promptly as practicable and in any event prior to the Outside Date, including proposing, negotiating, committing to and effecting, by consent decree, hold separate orders or otherwise, the sale, divestiture, license or other disposition of the assets, properties or businesses to be acquired by the Parent Entities and the Merger Subs pursuant hereto, and entering into such other arrangements, as are necessary in order to avoid the entry of, and the commencement of litigation seeking the entry of, or to effect the dissolution of, any injunction, temporary restraining order or other order in any suit or proceeding that would otherwise have the effect of materially delaying or preventing the consummation of the Transactions; provided that any such sale, divestiture, license or other disposition referred to above is conditioned upon clearance under the HSR Act and any applicable foreign antitrust law or foreign investment law and consummation of the Mergers and the other Transactions required to be consummated at the Closing. In addition, the Parent Entities and the Merger Subs shall defend any action (including by defending through litigation) in order to avoid entry of, or to have vacated or terminated, any order (whether temporary, preliminary or permanent) that would prevent or materially impede, interfere with, hinder or delay the consummation of the Mergers or the other Transactions or which would prevent the consummation of the Mergers prior to the Outside Date.

However, none of the Company Entities or Company Subsidiaries will be required to take or agree to take, or refrain from taking, any action with respect to its assets, properties, businesses or operations unless such action is conditioned upon consummation of the Mergers and the other Transactions required to be consummated at the Closing, and none of the Parent Entities or the Merger Subs will be required to cause any of their affiliates to take or agree to take, or to refrain from taking, any action contemplated in the preceding paragraph with respect to the assets, properties, business or operations of any affiliates of the Parent Entities, including SLP, any investment funds or investment vehicles affiliated with, or managed or advised by, SLP or any portfolio company or direct or indirect investment of SLP or of any investment fund or investment vehicle, or any interest therein, in each case, other than (x) any of the Company Entities or the Company Subsidiaries or (y) with respect to the assets, properties, business, operations or ownership of any of the Company Entities or the Company Subsidiaries.

Under the Merger Agreement, each Company Entity and Parent Entity agreed to each use its reasonable best efforts to (i) cooperate in all respects with each other in connection with any filing or submission with a governmental authority in connection with the Transactions and in connection with any investigation or other inquiry by or before a governmental authority relating thereto and (ii) keep each other reasonably apprised of the content and status of any communications with, and communications from, any governmental authority with respect to the Transactions, including promptly notifying the other parties hereto of any communication it or any of its affiliates receives from any governmental authority relating to any review or investigation of the Transactions under the HSR Act, and shall permit the other parties to review in advance (and to consider in good faith any comments made by the other party in relation to) any proposed material communication by such party to any governmental authority relating to such matters. None of the parties to the Merger Agreement will participate in any meeting, telephone call or discussion with any governmental authority in respect of any submissions, filings, investigation (including any settlement of the investigation), litigation or other inquiry relating to the matters that are the subject of the Merger Agreement unless it consults with the other parties a reasonable amount of time in advance and, unless prohibited by such governmental authority or applicable law, gives the other parties the opportunity to attend and participate at such meeting, telephone call or discussion. The parties to the Merger Agreement will coordinate and cooperate fully with each other in exchanging such information and providing such assistance as the other party may reasonably request in connection with the foregoing and in seeking early termination of any applicable waiting periods, including under the HSR Act, if available. The parties to the Merger Agreement agreed to provide each other with copies of all correspondence, filings or communications between them or any of their representatives, on the one hand, and any governmental authority or members of its staff, on the other hand, with respect to the Merger Agreement and the Transactions; provided, however, that each party may, as it deems advisable and necessary, reasonably designate any competitively sensitive materials provided to the other party as “Outside Counsel Only Material” and may redact the materials as necessary to (i) remove references concerning the valuation of the Company, (ii) comply with contractual arrangements and (iii) address reasonable attorney-client or other privilege or confidentiality concerns.

None of the Parent Entities, the Merger Subs or any of their respective affiliates (other than any portfolio company of the Parent Entities, the Merger Subs or their respective affiliates) will take any action or enter into any agreement, transaction or agreement to effect any transaction (including any acquisition, purchase, merger, consolidation or other transaction) that would reasonably be expected to make it materially more difficult, or to materially increase the time required, to:

•	consummate the Mergers and the Closing;

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obtain the expiration or termination of the waiting period under the HSR Act, or the authorizations, consents, orders and approvals required under any other antitrust law or foreign investment law applicable to the Transactions;

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avoid the entry of, avoid the commencement of litigation seeking the entry of, or effect the dissolution of, any injunction, temporary restraining order or other order that would materially delay or prevent the consummation of the Transactions; or

•	obtain the approvals required under any other antitrust law or foreign investment law applicable to the Transactions.

Notwithstanding the foregoing, the regulatory efforts covenants described above will not apply to any Required Gaming Approvals; provided that, (i) from and after the date of the Merger Agreement until the Extended Deemed Gaming Waiver Date, the Parent Entities will in good faith pursue (a) the entry by the Company Entities or Company Subsidiaries into a definitive agreement with respect to a Gaming Sale (as defined in the section entitled “The Merger Agreement — Conditions to Completion of the Mergers”) that would reasonably be expected to be consummated by the Extended Deemed Gaming Waiver Date or (b) the making of all filings, notifications and submissions required by any Gaming Authority with respect to the Required Gaming Approvals such that such Required Gaming Approvals would reasonably be expected to be obtained by the Extended Deemed Gaming Waiver Date and (ii) from and after the Extended Deemed Gaming Waiver Date, the regulatory efforts covenants described above will apply to all applicable Required Gaming Approvals.

Written Consent

Under the terms of the Merger Agreement, the Company was required to use its reasonable best efforts to obtain from the Management Holders the duly executed countersignature pages to the Written Consent, and the Parent Entities were required to use their reasonable best efforts to obtain from the SLP Holders the duly executed countersignature pages to Written Consent, in each case as soon as practicable following the execution of the Merger Agreement, but in any event within twelve (12) hours following the execution thereof.

The Written Consent, duly executed by the Management Holders and the SLP Holders, was delivered to the Parent Entities and to the Company on April 2, 2024, shortly after the execution of the Merger Agreement.

No Solicitation

Under the Merger Agreement, during the Pre-Closing Period, the Company Entities will, and will cause the Company Subsidiaries and their respective representatives to, and will instruct (and use their reasonable best efforts to cause) their respective representatives to:

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immediately cease and cause to be terminated any activities, solicitation, encouragement, discussions or negotiations that may be ongoing with any person or its representatives with respect to an Acquisition Proposal, and will promptly request the prompt return or destruction of all confidential information previously furnished in connection therewith and immediately terminate all physical and electronic data room access previously granted to any such person or its representatives;

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refrain from modifying, amending, terminating, waiving, releasing or failing to enforce any provisions of any confidentiality agreement or any standstill provisions of any confidentiality agreement (or any similar provisions in any agreement) to which a Company Entity or any of the Company Subsidiaries is a party relating to an Acquisition Proposal; except that, prior to the Company’s receipt of the Written Consent, which was obtained on April 2, 2024, the Company Entities and Company Subsidiaries were permitted to modify, amend, terminate, waive, release or fail to enforce any provisions of any such confidentiality agreement or standstill provisions, if the Executive Committee (acting upon the recommendation of the Special Committee) or the Special Committee shall have determined (after consultation with its outside legal counsel) that the failure to take such action would have been reasonably likely to be inconsistent with the applicable directors’ fiduciary duties under applicable law.

Under the Merger Agreement, during the Pre-Closing Period, the Company Entities agree that they will not, and will cause each Company Subsidiary to not:

•	solicit, initiate, knowingly encourage or knowingly facilitate any inquiries with respect to or which would reasonably be expected to lead to the submission of, any Acquisition Proposal;

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engage in, continue or otherwise participate in discussions or negotiations regarding, or furnish to any person any non-public information in connection with, any Acquisition Proposal, except to notify such person of its non-solicitation obligations;

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except for an Acceptable Confidentiality Agreement, enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or similar agreement relating to any Acquisition Proposal or that would require the Company to abandon, terminate or fail to consummate the Mergers; or

•	approve, endorse or recommend any proposal that constitutes, or would reasonably be expected to lead to an Acquisition Proposal.

According to the terms of the Merger Agreement, during the Pre-Closing Period, the Company will promptly (and, in any event, within 24 hours) after receipt of any Acquisition Proposal, notify the Parent Entities of the material terms of such Acquisition Proposal received by the Company Entities, any Company Subsidiary or any of their respective affiliates and the identity of the person or “group” making such Acquisition Proposal, and will provide the Parent Entities with unredacted copies of any written requests, proposals or offers, including proposed agreements, and the material terms and conditions of any proposals or offers (or where no such copies are available, a reasonably detailed written description thereof).

Under the Merger Agreement, the Executive Committee, each committee of the Executive Committee and the Board of Directors of the Company (including the Special Committee) must not, and must not publicly propose to:

•	withdraw or adversely qualify (or modify or amend in a manner adverse to the Parent Entities or Merger Subs) the Executive Committee Recommendation or the Special Committee Recommendation;

•	authorize, approve, adopt or recommend, or declare the advisability of, any Acquisition Proposal;

•

take any action or make any recommendation or public statement in connection with any Acquisition Proposal that is a tender offer or exchange offer other than an unequivocal recommendation against such offer or a temporary “stop, look and listen” communication by the Executive Committee or the Special Committee of the type contemplated by Rule 14d-9(f) under the Exchange Act in which the Executive Committee, the Special Committee or the Company indicates that the Executive Committee Recommendation or the Special Committee Recommendation, as applicable, has not changed (any of the foregoing actions, an “Adverse Recommendation Change”); or

•	cause or permit the Company or any of the Company Subsidiaries to enter into any Acquisition Agreement or otherwise resolve or agree to do so.

Notwithstanding anything in the Merger Agreement to the contrary, prior to the Company’s receipt of the Company Stockholder Approval via the Written Consent (which was received on April 2, 2024), if in response to an Acquisition Proposal made after the date of the Merger Agreement that had not been withdrawn and that did not result from a material breach of the Company’s non-solicitation obligations under the Merger Agreement, and if the Executive Committee (acting upon the recommendation of the Special Committee) or the Special Committee had determined in good faith (after consultation with its outside legal counsel and financial advisors) that such Acquisition Proposal was, or could reasonably be expected to result in, a Superior Proposal (as defined below) and a failure to take the actions contemplated by the following clauses (i) or (ii) would have been reasonably likely to be inconsistent with the applicable directors’ fiduciary duties under applicable law, the Company Entities and the Company Subsidiaries and their respective representatives could have, prior to the Company’s receipt of the Company Stockholder Approval via the Written Consent (which was received on April 2, 2024), (i) engaged in discussions or negotiations regarding such Acquisition Proposal (or contact such person to clarify the terms and conditions thereof and otherwise facilitate such Acquisition Proposal or assist such person and such person’s representatives and financing sources) and (ii) furnished information to, or afforded access to the business, properties, assets, books, records or personnel, of the Company Entities or any of the Company Subsidiaries, in each case, with the person making or renewing such Acquisition Proposal and its representatives, so long as the Company and such person executed an Acceptable Confidentiality Agreement.

Further, prior to the Company’s receipt of the Company Stockholder Approval via the Written Consent (which was received April 2, 2024), if in response to an Acquisition Proposal made after the date of the Merger Agreement that has not been withdrawn and that did not result from a material breach of the Merger Agreement, the Executive Committee (acting upon the recommendation of the Special Committee) or the Special Committee had determined in good faith (in each case, after consultation with its outside legal counsel and financial advisors) that such Acquisition Proposal is a Superior Proposal, then (i) the Executive Committee (acting upon the recommendation of the Special Committee) or the Special Committee could have made an Adverse Recommendation Change or (ii) only in the case of such a determination by the Executive Committee (acting upon the recommendation of the Special Committee) or the Special Committee, the Company could have terminated the Merger Agreement in order to enter into an Acquisition Agreement with respect to such Superior Proposal; provided, however, that the Executive Committee and the Special Committee could not have taken any action set forth above unless, prior to taking such action:

•	the Company had notified the Parent Entities in writing that the Executive Committee or the Special Committee intends to effect an Adverse Recommendation Change;

•

the Company had provided the Parent Entities a summary of the material terms and conditions of such Superior Proposal (including the consideration offered therein and the identity of the person or “group” making the Superior Proposal) and an unredacted copy of the Acquisition Agreement;

•

if requested to do so by the Parent Entities, for a period of four business days following delivery of such notice, the Company had discussed and negotiated in good faith, and made its representatives available to discuss and negotiate, with the Parent Entities and their respective representatives, any proposed modifications to the terms and conditions of the Merger Agreement in such a manner that would have obviated the need to effect an Adverse Recommendation Change or terminate the Merger Agreement; and

•

no earlier than the end of such four-business-day period, the Executive Committee (acting upon the recommendation of the Special Committee) or the Special Committee had determined, after considering the terms of any such proposed amendment or modification to the Merger Agreement proposed by the Parent Entities during such four-business-day period and in consultation with its outside legal counsel and financial advisors, that such Superior Proposal would have still constituted a Superior Proposal.

Notwithstanding anything in the Merger Agreement to the contrary, prior to the Company’s receipt of the Company Stockholder Approval via the Written Consent (which was received on April 2, 2024) the Executive Committee (acting upon the recommendation of the Special Committee) or the Special Committee could have made an Adverse Recommendation Change in response to an Intervening Event (as defined below) if the Executive Committee determined (upon the recommendation of the Special Committee) or the Special Committee (after consultation with its outside legal counsel) that the failure to effect an Adverse Recommendation Change in response to such Intervening Event is reasonably likely to be inconsistent with the applicable directors’ fiduciary duties under applicable law; provided, however, that the Executive Committee (acting upon the recommendation of the Special Committee) or the Special Committee could not have taken any action set forth above unless, prior to taking such action:

•

the Company had notified the Parent Entities in writing that it intends to effect an Adverse Recommendation Change, describing in reasonable detail the reasons for such Adverse Recommendation Change and the material facts and circumstances relating to such Intervening Event;

•

if requested to do so by the Parent Entities, for a period of four business days following delivery of such notice, the Company had discussed and negotiated in good faith, and had made its representatives available to discuss and negotiate, with the Parent Entities’ representatives any proposed modifications to the terms and conditions of the Merger Agreement in such a manner that would have obviated the need to effect such Adverse Recommendation Change; and

•

no earlier than the end of such four-business-day period, the Executive Committee (acting upon the recommendation of the Special Committee) or the Special Committee had determined, after considering the terms of any such proposed amendment or modification to the Merger Agreement and in consultation with its outside legal counsel, that the failure to effect an Adverse Recommendation Change would have still been reasonably likely to be inconsistent with the applicable directors’ fiduciary duties under applicable law.

Nothing contained in the Merger Agreement will prevent the Company or the Executive Committee (acting upon the recommendation of the Special Committee) or the Special Committee from issuing a “stop, look and listen” communication pursuant to Rule 14d-9(f) under the Exchange Act, making a statement contemplated by Item 1012(a) of Regulation M-A under the Exchange Act or otherwise complying with Rule 14d-9 and Rule 14e-2 under the Exchange Act with respect to an Acquisition Proposal.

The Merger Agreement provides that the term “Acquisition Proposal” means any written proposal or offer (other than in respect of certain actions of the Company relating to sales of the Company’s assets undertaken at the Parent Entities’ request), from any Person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act), other than the Parent Entities or the Merger Subs, relating to:

•

any direct or indirect acquisition, in a single transaction or a series of related transactions, of (1) assets constituting 20% or more of the consolidated assets of the Company Entities and the Company Subsidiaries, taken as a whole (based on the fair market value thereof), including an acquisition of 20% or more of such consolidated assets of the Company Entities and the Company Subsidiaries indirectly through the acquisition of equity interests of Manager, OpCo or a Company Subsidiary, or (2) 20% or more of the voting power of the Shares;

•

any tender offer or exchange offer that, if consummated, would result in any person beneficially owning, or having the right to acquire beneficial ownership of, 20% or more of the voting power of the Company; or

•

any merger, consolidation, business combination, recapitalization, share exchange, joint venture, restructuring, reorganization, liquidation, dissolution or other similar transaction involving a Company Entity or any of the Company Subsidiaries (other than any such transaction among the Company Entities and the Company Subsidiaries) pursuant to which any such person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) would beneficially hold, directly or indirectly, more than 20% of the voting power of the Shares or the surviving or resulting entity of such transaction or 20% or more of the consolidated assets of the Company Entities and the Company Subsidiaries.

The Merger Agreement provides that the term “Intervening Event” means a material positive event, fact, development or occurrence (other than any event, fact, development or occurrence resulting from a breach of the Merger Agreement by the Company) with respect to the Company Entities or the Company Subsidiaries or the business of the Company Entities and the Company Subsidiaries, taken as a whole, that (a) is not known by the Executive Committee or the Special Committee, as applicable, as of or prior to the execution and delivery of the Merger Agreement and (b) first occurs, arises or becomes known to the Executive Committee or the Special Committee after the execution and delivery of the Merger Agreement and on or prior to the date of the Company Stockholder Approval; provided that (A) any event, fact, development or occurrence that involves or relates to an Acquisition Proposal or a Superior Proposal or any inquiry or communications or matters relating thereto, (B) any event, fact, development or occurrence that results from the announcement, pendency and consummation of the Merger Agreement or the Mergers or any actions required to be taken or to be refrained from being taken pursuant to the Merger Agreement, (C) the fact that the Company meets or exceeds any internal or analysts’ expectations or projections or (D) any changes or lack thereof after the date hereof in the market price or trading volume of the Shares, individually or in the aggregate, will not be deemed to constitute an Intervening Event (it being understood that, with respect to clauses (C) and (D), the underlying facts or occurrences giving rise to such meeting or exceeding of expectations or projections or such changes or lack thereof in market price or trading volume may be taken into account in determining whether there has been an Intervening Event, to the extent not otherwise excluded from this definition).

The Merger Agreement provides that the term “Superior Proposal” means any unsolicited bona fide Acquisition Proposal that is on terms that the Executive Committee (acting upon the recommendation of the Special Committee) or the Special Committee determines in good faith (after consultation with its outside legal counsel and financial advisors) and after taking into account the legal, financial, regulatory and other aspects of such Acquisition Proposal, (x) is reasonably capable of being consummated in accordance with its terms and (y) if consummated would result in a transaction more favorable to the Company’s stockholders, from a financial point of view, than the Mergers and the Transactions (taking into account any proposed amendment or modification proposed by the Parent Entities pursuant to the Merger Agreement). For purposes of the reference to “Acquisition Proposal” in this definition, all references to “20%” will be deemed to be references to “50%”.

Access to Information; Confidentiality

Except (i) as otherwise prohibited by applicable law or the terms of any contract or (ii) as would be reasonably expected to result in the loss of any attorney-client, attorney work product or other legal privilege (provided that the Company Entities will use reasonable best efforts to allow the disclosure of such information (or as much of it as reasonably possible) in a manner that does not, in the case of clause (i), result in a violation of law or the terms of any contract (and so long as the Company Entities have used, or have caused the Company Subsidiaries, as applicable, to use, reasonable best efforts to obtain a waiver with respect to such violation of contract), or, in the case of clause (ii), result in a loss of attorney-client attorney work product or other legal privilege), during the Pre-Closing Period, subject to the restrictions or limitations as are reasonable in response to any Pandemic, including the adoption of any Pandemic Measures, the Company Entities will and will cause the Company Subsidiaries and their respective representatives to, solely for purposes that are, in good faith, related to the consummation of the Mergers (or the financing of the Transactions) or the post-Closing operations, financing or integration of the Surviving Company and its subsidiaries with the Parent Entities and their affiliates, and at the Parent Entities’ expense:

•

provide to the Parent Entities and their respective representatives (including Debt Financing Sources and the Original Preferred Equity Investors) reasonable access, during normal business hours and upon reasonable prior notice to the Company Entities by the Parent Entities, to the officers, employees, properties and offices and other facilities of the Company Entities and the Company Subsidiaries, and to the material books and records thereof; and

•

furnish promptly to the Parent Entities such information concerning the business, properties, contracts, assets, liabilities and personnel of the Company Entities and the Company Subsidiaries as the Parent Entities or their respective representatives may reasonably request.

In the event that the Company Entities or the Company Subsidiaries are withholding access or information requested by the Parent Entities or their respective representatives in accordance with clauses (i) or (ii) of the first sentence of the preceding paragraph, the Company Entities will give notice to the Parent Entities of such fact, will use reasonable best efforts to effect reasonable substitute virtual access or disclosure arrangements.

Despite the above, none of the Company Entities, the Company Subsidiaries or any of their respective representatives is required to provide:

•

any of the foregoing information to the extent related to the negotiation of the Merger Agreement or, except as expressly set forth in the Merger Agreement relating to access to information, any Acquisition Proposal or any deliberation of the Executive Committee or the Special Committee regarding any Acquisition Proposal or Adverse Recommendation Change, as applicable; or

•	any opinion to the Parent Entities.

Any investigation conducted pursuant to the access contemplated by the Merger Agreement must be conducted in a manner that does not (A) unreasonably interfere with the conduct of the business of the Company Entities and the Company Subsidiaries or otherwise result in any significant interference with the prompt and timely discharge by officers, employees and other authorized representatives of the Company Entities or the Company Subsidiaries of their normal duties or (B) create a risk of damage or destruction to any property or assets of the Company Entities or the Company Subsidiaries. Any access to the properties of the Company Entities and the Company Subsidiaries will be subject to such Company Entity’s or Company Subsidiary’s reasonable security measures and insurance requirements. All requests for access pursuant to the Merger Agreement must be directed to specified representatives of the Company Entities from time to time.

All information obtained by the Parent Entities, the Merger Subs or their respective representatives pursuant to the foregoing must be kept confidential in accordance with the amended and restated mutual nondisclosure agreement, dated November 2, 2023 (the “Confidentiality Agreement”), between Silver Lake Technology Management, L.L.C. and the Company.

Continuing Employee Matters

The Merger Agreement provides that, for the period from the Effective Time through the first anniversary of the Closing Date (or, if shorter, during an employee’s period of employment following the Effective Time or such longer period required by applicable law) (the “Continuation Period”), the Parent Entities will provide, or will cause the Surviving Entities and the Company Subsidiaries to provide, to each employee of the Company, the Surviving Entities, and each of the Company Subsidiaries (each, a “Continuing Employee”) with:

•	the same or greater base salary or wage rate (as applicable) as in effect for such Continuing Employee immediately prior to the Closing;

•	target annual cash incentive compensation opportunities that are no less favorable than those in effect for such Continuing Employee immediately prior to the Closing; and

•

other employee benefits (including vacation and sick or other paid leave, but excluding any equity, equity-based, long-term incentive, deferred compensation, change in control, retention or transaction-related benefits related to the Transactions, or, other than as required by applicable law or Collective Bargaining Agreement, defined benefit pension and post-retirement welfare arrangements) that are no less favorable in the aggregate to such benefits provided to such Continuing Employees and their covered dependents immediately prior to the Closing.

The Merger Agreement also provides that Continuing Employees will receive credit for all years of service and level of seniority with the Company and the Company Subsidiaries and their respective predecessors under any employee benefit plan of the Parent Entities, the Surviving Entities, or any of their subsidiaries for all purposes under any employee benefit plan, program or arrangement established or maintained by the Parent Entities, the Surviving Entities or any of their respective subsidiaries under which any Continuing Employee may be eligible to participate on or after the Effective Time to the same extent recognized by the Company Entities or any of the Company Subsidiaries under comparable benefit plans immediately prior to the Effective Time. However, such service need not be recognized if it would result in (i) duplication of benefits for the same period of service or (ii) service credit for benefit accruals under a defined benefit pension plan, retiree welfare plan or any grandfathered or frozen benefit plan of the applicable Parent Entity. Each Continuing Employee’s vacation and sick time accruals, as of the Effective Time, will carry over to the applicable Parent Entity, the Surviving Company or any of their respective subsidiaries.

With respect to the welfare benefit plans, programs and arrangements maintained, sponsored or contributed to by the Parent Entities or the Surviving Entities (each, a “Parent Welfare Benefit Plan”) in which a Continuing Employee is eligible to participate on or after the Effective Time, the applicable Parent Entity and the Surviving Entities will use commercially reasonable efforts to (A) waive, or cause the insurance carrier to waive, all limitations as to pre-existing and at-work conditions, if any, with respect to participation and coverage requirements applicable to each Continuing Employee and any covered dependent under any Parent Welfare Benefit Plan to the same extent waived under a comparable Company benefit plan and (B) provide credit to each Continuing Employee and any covered dependent for any co-payments, deductibles and out-of-pocket expenses paid by such Continuing Employee or covered dependent under the Parent Welfare Benefit Plans during the relevant plan year of such Parent Welfare Benefit Plan in which the Effective Time occurs.

Indemnification and Insurance

From and after the Effective Time, the Surviving Company will, and the Parent Entities will cause the Surviving Company to, to the fullest extent permitted under the DGCL, honor and fulfill in all respects the obligations of the Company Entities and the Company Subsidiaries under all indemnification agreements between any Company Entity or Company Subsidiary and any of their respective present or former directors and officers (collectively, the “Indemnified Parties”). In addition, the certificate of incorporation and bylaws (or similar organizational documents) of the Surviving Entities must contain provisions no less favorable with respect to exculpation and indemnification than are set forth in the Company’s Charter or the bylaws of the Company on the date of the Merger Agreement, which provisions must not be amended, repealed or otherwise modified for a period of six years from the Effective Time in any manner that would affect adversely the rights thereunder of individuals who, at or prior to the Effective Time, were directors or officers of a Company Entity or Company Subsidiary.

For a period of six years after the Effective Time, the Parent Entities will, and will cause the Surviving Company to, to the fullest extent permitted under applicable law, indemnify and hold harmless each Indemnified Party against all costs and expenses (including attorneys’ fees), judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any action (whether arising before or after the Effective Time), whether civil, criminal, administrative or investigative, arising out of or relating to any action or omission in their capacity as an officer or director of a Company Entity or Company Subsidiary, whether occurring on or before the Effective Time; provided that in the event that any claim for indemnification is asserted or made within such six-year period, all rights to indemnification in respect of such claim will continue until the disposition of such claim. To the fullest extent permitted by law, the Parent Entities will, and will cause the Surviving Company to, pay all expenses of each Indemnified Party in advance of the final disposition of any such action, subject to receipt of an undertaking to repay such advances if it is ultimately determined in accordance with applicable law that such Indemnified Party is not entitled to indemnification. In the event of any such action, the Parent Entities acknowledge, and will cause the Surviving Company to acknowledge, that to the extent consistent with the provisions in the Indemnified Parties’ indemnification agreements with the Company Entities or the Company Subsidiaries as of the date of the Merger Agreement that prevent the Company Entities or Company Subsidiaries from assuming the defense of the Indemnified Parties where there may exist a conflict of interest between the relevant Indemnified Party and any other party or parties being jointly represented, the Indemnified Parties will be entitled to continue to retain the respective outside counsel representing such Indemnified Parties as of the date of the Merger Agreement, and neither the Parent Entities nor the Surviving Company will settle, compromise or consent to the entry of any judgment in any pending or threatened action to which an Indemnified Party is a party (and in respect of which indemnification could be sought by such Indemnified Party under the Merger Agreement), unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party from all liability arising out of such action or such Indemnified Party otherwise consents thereto in writing.

Prior to the Effective Time, the Company Entities will obtain “tail” insurance policies with respect to directors’ and officers’ liability insurance for claims arising from facts or events that occurred on or prior to the Effective Time on terms with respect to coverage, deductibles and amounts no less favorable than those of such policy in effect on the date of the Merger Agreement for the six-year period following the Effective Time; provided that if the Parent Entities can procure a “tail” policy on superior terms (from the perspective of the covered persons) or on equivalent terms, but at a lower price, as compared to any such policy that may be procured by the Company Entities, then the Parent Entities may obtain such policy (in consultation with the Company Entities) effective as of the Effective Time, in which case the Company Entities will not obtain any such policy. The Surviving Company will (and the Parent Entities will cause the Surviving Company to) maintain such “tail” policy in full force and effect for a period of no less than six years after the Effective Time and continue to honor its obligations thereunder.

In the event the Parent Entities or the Surviving Company or any of their respective successors or assigns (i) consolidates or amalgamates with or merges into any other person and will not be the continuing or surviving company or entity of such consolidation, amalgamation or merger or (ii) transfers all or substantially all of its assets to any person, then, and in each such case, proper provision must be made so that the successors and assigns of the Parent Entities or the Surviving Company, as the case may be, will succeed to the indemnification and insurance obligations described above.

The Parent Entities will cause the Surviving Entities to perform all of the indemnification and insurance obligations of the Surviving Entities under the Merger Agreement. The rights of the Indemnified Parties will be in addition to, and not in substitution for, any other rights that such persons may have pursuant to (i) the Company’s Charter and the bylaws of the Company; (ii) the Manager Operating Agreement, the OpCo Operating Agreement or the organizational documents of the Company Subsidiaries; (iii) any and all indemnification agreements entered into with a Company Entity or any of the Company Subsidiaries; or (iv) applicable law (whether at law or in equity).

Financing Covenant; Company Cooperation

In the Merger Agreement, the Company Entities have agreed to, and agreed to use their respective reasonable best efforts to cause their respective representatives to, provide such reasonable cooperation as requested by the Parent Entities in connection with the obtaining and arranging of the Debt Financing and the Preferred Equity Financing. Without limiting the generality of the foregoing, such reasonable best efforts in any event will include:

•

taking such actions as are reasonably requested by the Parent Entities to facilitate the satisfaction on a timely basis of all conditions precedent to obtaining the Debt Financing and the Preferred Equity Financing that are within its control, including authorizing the Definitive Financing Agreements (as defined below), and permitting the proceeds thereof to be made available to the Company Entities, the Company Subsidiaries and certain of their respective equityholders at the Closing, as applicable, pursuant to the Restructuring Steps, as applicable; provided that no such corporate action will become effective until the Effective Time;

•	participating in a reasonable number of meetings (including meetings with prospective Debt Financing Sources), presentations, road shows, due diligence sessions and sessions with rating agencies;

•

to the extent required to satisfy a condition precedent to the initial funding of the Debt Financing, facilitating the pledging of, and perfection of security interests in, collateral, effective no earlier than the Effective Time;

•

furnishing the Parent Entities and the Debt Financing Sources and the Preferred Equity Financing Sources as promptly as reasonably practicable following the delivery of a request therefor to the Company Entities by the Parent Entities (which notice shall state with specificity the information requested) such financial and other information regarding the Company Entities and the Company Subsidiaries as is customarily required in connection with the execution of financings of a type similar to the Debt Financing or the Preferred Equity Financing, including the financial statements of the Company required to be delivered in order to satisfy certain conditions set forth in the Debt Commitment Letter and Preferred Equity Commitment Letters;

•	in each case following the Parent Entities’ reasonable request, assisting the Parent Entities and the Merger Subs in the preparation of (i) confidential information memoranda (including a version that does not include material non-public information) and other customary marketing materials required in connection with financings similar to the Debt Financing (it being understood and agreed that the Company Entities shall not be responsible for any projections or pro forma financial statements) and (ii) materials for rating agency presentations;

•

providing (a) customary authorization and representation letters to the Debt Financing Sources with respect to marketing materials from a senior officer of the Company Entities and (b) a certificate of the chief financial officer of the Company with respect to solvency matters, in each case, to the extent required in the Debt Commitment Letter or Preferred Equity Commitment Letters, respectively;

•

if requested by the Parent Entities pursuant to the Debt Commitment Letter or the Preferred Equity Commitment Letters, providing (i) at least three business days prior to the Closing Date, all documentation and other information regarding the Company Entities and the Company Subsidiaries as the Debt Financing Sources or Preferred Equity Financing Sources reasonably determine is required by United States regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act, to the extent requested by the Parent Entities in writing at least nine business days prior to the anticipated Closing Date and (ii) to the extent the borrower or the Company qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, certification regarding beneficial ownership as required by 31 C.F.R. §1010.230 to any Debt Financing Source or the Preferred Equity Financing Source that has requested such certification;

•

assisting reasonably in the preparation, execution and delivery of necessary and customary Definitive Financing Agreements (including one or more credit agreements, security agreements, mortgages or guarantees and the schedules and exhibits thereto) in connection with the Debt Financing or the Preferred Equity Financing or other certificates or documents as may reasonably be requested by the Parent Entities;

•

to the extent required in the Debt Commitment Letter, using reasonable best efforts to ensure that the syndication efforts with respect to the Debt Financing benefit materially from the existing lending and investment banking relationships of the Company Entities; and

•

in connection with the Margin Loan Financing, cooperating in requesting from TKO and TKO OpCo an issuer agreement (an “Issuer Agreement”) with the applicable lenders on customary terms to be mutually agreed by TKO, TKO OpCo and such lenders in order to allow a Margin Loan Financing on commercially reasonable terms.

Pursuant to the Merger Agreement, the Parent Entities will, promptly upon request by the Company, reimburse OpCo and the Company Subsidiaries for all out-of-pocket costs and expenses incurred by the Company Entities and the Company Subsidiaries, their respective affiliates or their respective representatives in connection with the cooperation by the Company Entities or any of their respective affiliates with the financing covenant (the “Financing Covenant Expenses”).

Notwithstanding anything in the Merger Agreement to the contrary, (i) other than as may be contemplated by an Issuer Agreement, no directors or managers of the Company Entities or their respective affiliates (other than any director or manager who is continuing as a director or manager of any of the Company Entities or the Company Subsidiaries following the consummation of the Transactions) will be required to pass resolutions or consents to approve or authorize the execution or delivery of the Debt Financing or the Preferred Equity Financing or to execute, deliver or enter into, or perform any agreement, certificate, arrangement, document or instrument with respect to the Debt Financing (other than the documents to be delivered pursuant to the Merger Agreement, including definitive agreements with respect to the Debt Financing (the “Definitive Financing Agreements”)) or the Preferred Equity Financing, (ii) no obligation of the Company Entities, their respective affiliates or any of their respective representatives undertaken pursuant to the foregoing will be effective until Closing (other than the authorization and representation letters and the prepayment and termination notices to be delivered pursuant to the Merger Agreement) and (iii) none of the Company Entities, their respective affiliates or any of their respective Representatives will be required to (A) pay any commitment or other similar fee in connection with the Debt Financing or the Preferred Equity Financing or incur any other cost or expense that is not promptly reimbursed by the Parent Entities in connection with the Debt Financing or the Preferred Equity Financing, (B) take any actions to the extent such actions would unreasonably interfere with the ongoing business or operations of the Company Entities and their respective affiliates, (C) take any actions that would conflict with or violate the Company Entities’ or their respective affiliates’ organizational documents or any laws, or that would reasonably be expected to result in a violation or breach of, or default under, any material contract to which any of them are a party or by which any of their assets are bound, (D) give to any other person any indemnities in connection with the Financing that are effective prior to the Closing or (E) take any actions that would cause any representation or warranty in the Merger Agreement to be breached or that would cause any closing condition to fail to be satisfied or that would otherwise cause a breach of the Merger Agreement.

In addition, each of the Parent Entities and the Merger Subs has acknowledged and agreed that it is not a condition to the Closing or to any of the other obligations under the Merger Agreement that the Parent Entities and Merger Subs obtain the Equity Financing, any Financing or any other financing.

Notwithstanding anything in the Merger Agreement to the contrary, the obligations of the Company Entities with respect to providing such reasonable cooperation in connection with the obtaining and arranging of the Debt Financing and the Preferred Equity Financing will be deemed to be satisfied except in the case where (i) any Company Entity materially breaches its obligations in the foregoing bullets, (ii) the Parent Entities have provided the Company prompt written notice informing the Company of such breach, (iii) if curable, the Company Entities have not cured such breach by the earlier of (A) 60 days after the date of such written notice is given by the Parent Entities to the Company and (B) the Outside Date and (iv) such breach contributes in any material respect to the failure of the Debt Financing or the Preferred Equity Financing to be obtained.

Pre-Closing Restructuring

In the event that the Debt Financing will be funded at the Closing, the Company Entities will, and will cause the Company Subsidiaries to, complete the transactions in accordance with the step plan set forth on the Company’s confidential disclosure letter (the “Restructuring Steps”). The Company Entities will provide the Parent Entities with a reasonable opportunity to review any certificates, filings, contracts, agreements or other documentation, and any amendments or supplements thereto, to be made or entered into in order to effect the Restructuring Steps (the “Restructuring Documents”) and will consider any comments that the Parent Entities have in good faith. Notwithstanding anything to the contrary in the Merger Agreement, to the extent that, following the date of the Merger Agreement, any of the transactions contemplated by the Restructuring Steps would violate any applicable law or become legally impermissible, then the Parent Entities and the Company Entities will discuss and negotiate in good faith one or more amendments to the Restructuring Steps as may be required to avoid such consequences (it being agreed that if the parties cannot mutually agree to an amendment in advance of the Closing, then the Company Entities will be under no obligation to effect such transaction or transactions prior to the Closing). Notwithstanding anything in the Merger Agreement to the contrary, the Company Entities will be deemed to be in compliance with their obligations to complete the transactions contemplated by the Restructuring Steps in all respects in the event that the proceeds of the Debt Financing are not available or have not been funded at the Closing other than as a result of the Company Entities failing to comply with their obligations to complete the transactions contemplated by the Restructuring Steps.

Other Covenants and Agreements

The Merger Agreement contains other covenants and agreements, in which each of the Parent Entities and the Company covenants or agrees to:

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reasonably cooperate in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any sales, transfer, stamp, stock transfer, value added, use, real property transfer and any similar taxes and any transfer, recording, registration or other similar fees or charges which become payable in connection with the Transactions;

•

consult with each other before issuing any press release or otherwise making any public statements with respect to the Merger Agreement or any of the Transactions, except to the extent public disclosure is required by applicable law or the rules or regulations of the NYSE or any United States national securities exchange on which shares of Class A Common Stock are then traded, in which case the issuing party is required to use its reasonable best efforts to consult with the other party before issuing any press release or making any such public statements; and

•

cooperate to, concurrently with the preparation and filing of this information statement, jointly prepare and file with the SEC a Rule 13e-3 Transaction Statement on Schedule 13e-3 relating to the Transactions.

In addition, the Parent Entities will:

•	use reasonable best efforts to cause the Company’s securities to be de-listed from the NYSE and deregistered under the Exchange Act as soon as practicable following the Effective Time.

Further, the Company will, and will cause the Company Subsidiaries to:

•

prior to the Effective Time, prepare and, after approval by the Parent Entities (which will not be unreasonably withheld, delayed or conditioned) file (with the assistance and cooperation of the Parent Entities and the Merger Subs as reasonably requested by the Company) with the SEC, as promptly as practicable after the Written Consent has been obtained, a written information statement of the type contemplated by Rule 14c-2 of the Exchange Act containing (i) the information specified in Schedule 14C under the Exchange Act concerning the Written Consent and the Mergers, (ii) the notice of action by written consent required by Section 228(e) of the DGCL and (iii) the notice of availability of appraisal rights and related disclosure required by Section 262 of the DGCL (including any amendment or supplement thereto or any additional filing required in accordance with the Merger Agreement);

•

use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable law and rules and policies of the NYSE to enable the delisting by the Company of Class A Common Stock from the NYSE and the deregistration of the Class A Common Stock under the Exchange Act promptly after the Effective Time;

•

prior to the Effective Time, notify the Parent Entities promptly of the commencement of any stockholder litigation brought or threatened in writing against the Company, any of its subsidiaries or any of their respective directors or officers relating to the Transactions (“Transaction Litigation”) and will promptly advise the Parent Entities of any material developments with respect to and keep the Parent Entities reasonably informed with respect to the status thereof. The Parent Entities and the Company (at the direction of the Executive Committee) will jointly be entitled to direct and control the overall defense, negotiation and settlement of any such Transaction Litigation; provided that the Company’s representatives named as defendants in Transaction Litigation (including any member of a committee of the Company, such as the Special Committee) will have the right to manage their own defense of any Transaction Litigation in cooperation with the Parent Entities and the Company. The Company will not, and will cause its representatives (including any member of a committee of the Company, such as the Special Committee) not to, settle any Transaction Litigation without the Parent Entities’ prior written consent (not to be unreasonably withheld, conditioned or delayed);

•

take all actions as may be reasonably necessary or appropriate to ensure that all transactions in equity securities of the Company (including derivative securities) pursuant to the Company Merger and the Transactions by any officer or director of the Company who is subject to Section 16 of the Exchange Act (or any other persons who may be deemed subject to Section 16 of the Exchange Act as a “director by deputization”) are exempt under Rule 16b-3 promulgated under the Exchange Act; and

•

deliver to Holdco Parent at or prior to the Closing a certification of the Company prepared in a manner consistent and in accordance with the requirements of Treasury Regulation Sections 1.897-2(g), (h) and 1.1445-2(c) dated as of the Closing Date and signed by a responsible corporate officer of the Company certifying that no interest in the Company is, or has been during the relevant period specified in Section 897(c)(1)(A)(ii) of the Code, a “United States real property interest” within the meaning of Section 897(c) of the Code, and a form of notice to the IRS prepared in accordance with the provisions of Treasury Regulation Section 1.897-2(h)(2).

Further, the Parent Entities and the Company Entities agree:

•

to cooperate and use their respective reasonable best efforts to amend the Tax Receivable Agreement to ensure that the legal form of the Transactions does not adversely affect the benefits that would otherwise be received by the TRA Parties under the Tax Receivable Agreement;

•

that to the extent certain actions taken by, at the specific direction or with the consent of certain designated directors or executives of the Company on or after the date of the Merger Agreement, other than any such action taken at the written direction of the Special Committee, would constitute a breach by a Company Entity of any covenant, agreement, representation or warranty in the Merger Agreement or would result in any representation or warranty of the Company Entities contained in the Merger Agreement being inaccurate, such breach or inaccuracy will be disregarded for all purposes under the Merger Agreement; and

•

that enforcement of any rights under the Merger Agreement (or related defense) by the Company will be controlled by the Special Committee; provided that the Executive Committee may (without any action taken by the Special Committee) waive on behalf of the Company Entities any conditions to the Company Entities’ obligation to consummate the Mergers or otherwise determine to consummate the Closing in accordance with the terms of the Merger Agreement, with the exception of the closing condition related to the payments of the dividends (as discussed in the section entitled “The Merger Agreement — Conditions to Completion of the Mergers”) which only the Special Committee may waive.

Conditions to Completion of the Mergers

The obligations of the Company Entities, the Parent Entities and the Merger Subs to consummate the Mergers are subject to the satisfaction (or written waiver by the Company Entities, the Parent Entities and the Merger Subs, if permissible by law) at or prior to the Effective Time, of the following conditions:

•

the receipt of the Company Stockholder Approval, which occurred when the Parent Entities and the Merger Subs delivered the Written Consent on April 2, 2024, shortly after execution of the Merger Agreement;

•	this information statement having been mailed to the Company’s stockholders and at least 20 calendar days have elapsed since the completion of such mailing;

•

no court or other governmental authority of competent jurisdiction having enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) that is in effect that restrains, enjoins, renders illegal or otherwise prohibits the consummation of the Mergers; provided that this condition as it relates to any law of a Gaming Authority will be deemed satisfied on January 2, 2025 (the “Deemed Gaming Waiver Date”); provided that the Deemed Gaming Waiver Date will instead be March 19, 2025 (the “Extended Deemed Gaming Waiver Date”) if, as of January 2, 2025, at least one of the following is true with respect to each asset of the Company Entities or Company Subsidiaries that give rise to the Required Gaming Approvals: (a) the Company Entities or the applicable Company Subsidiaries have entered into a definitive agreement for a sale or disposition of Company Subsidiaries or assets of the Company Entities or Company Subsidiaries, in each case, that will result in the Required Gaming Approvals no longer being required in connection with the

Transactions and the Company Entities or Company Subsidiaries not being required to hold or maintain any governmental authorization issued or required by any Gaming Authority immediately following the Effective Time (each, a “Gaming Sale”) that would reasonably be expected to be consummated by the Extended Deemed Gaming Waiver Date, (b) the Parent Entities and Merger Subs (i) have made, or caused to be made, all filings, notifications and submissions required by any Gaming Authority with respect to the Required Gaming Approvals in respect of such Gaming Asset and (ii) would reasonably be expected to obtain such Required Gaming Approvals by the Extended Deemed Gaming Waiver Date or (c) if approved by the Executive Committee, the Company and the Company Subsidiaries are taking certain other actions related to the Required Gaming Approvals required pursuant to the Company’s confidential disclosure letter delivered concurrently with the execution of the Merger Agreement and such actions would reasonably be expected to be completed by the Extended Deemed Gaming Waiver Date; and

•

the expiration or termination of any applicable waiting period under the HSR Act and clearances or approvals having been obtained or waived under certain specified foreign antitrust laws and foreign investment laws.

On November 11, 2024, as a result of WME IMG’s entrance into the OB/Arena Transaction Agreement, the Deemed Gaming Waiver Date was extended to the Extended Deemed Gaming Waiver Date.

The obligations of the Parent Entities and the Merger Subs to consummate the Mergers are further subject to the satisfaction or waiver by the Parent Entities (where permissible), at or prior to the Effective Time, of the following conditions:

•	the representations and warranties of the Company Entities related to:

•

certain capitalization representations (in each case, other than for inaccuracies that are individually or in the aggregate de minimis relative to the total fully diluted equity capitalization of the Company Entities) being true and correct in all respects as of the Closing Date, as if made as of such date, except to the extent any such representation or warranty expressly relates to a specific date (in which case on and as of such specific date);

•	the absence of any Material Adverse Effect between December 31, 2023 and April 2, 2024 being true and correct in all respects;

•

(i) the Company Entities’ organization, good standing and qualification to do business; (ii) the Company Entities’ power and authority to (A) execute and deliver the Merger Agreement, (B) perform their obligations and (C) consummate the Transactions; (iii) the Written Consent satisfying the Company Stockholder Approval and being the only vote of the holders of any class or series of the Company’s capital stock or holders of any class or series of the OpCo Membership Interests prior to the Effective Time necessary to approve the Merger Agreement and the Transactions; (iv) the inapplicability of restrictions on business combinations set forth in any applicable “anti-takeover” law to the Merger Agreement or the Transactions, including the Mergers; and (v) the absence of brokers, financial advisors, investment bankers, finders or agents entitled to any fee or commission in connection with the Transactions (other than Centerview Partners LLC), in each case, being true and correct in all material respects as of the Closing Date, and without regard to any Material Adverse Effect and other qualifications based on the word “material”, as if made at such time, except to the extent such representation or warranty expressly relates to a specified date (in which case at and as of such specified date);

•

each of the other representations and warranties of the Company Entities set forth in the Merger Agreement and not specified above being true and correct in all respects as of the Closing Date, as if made at such time (except to the extent such representation or warranty expressly relates to a specified date (in which case at and as of such specified date)), and without regard to any Material Adverse Effect or other qualifications based on the word “material” (other than any such qualifications included in any definitions used or contained therein, including the definition of

“Material Contract”), except where such failures to be true and correct would not have a Material Adverse Effect;

•

the Company Entities having performed and complied with, in all material respects, each covenant, agreement and obligation required by the Merger Agreement to be performed or complied with by them on or prior to the Effective Time;

•

the governmental authorizations of a Gaming Authority identified in the Company’s confidential disclosure letter delivered in connection with the Merger Agreement (the “Required Gaming Approvals”) having been obtained or no longer required by a Gaming Authority with respect to the Transactions; provided that this condition will be deemed satisfied on the Deemed Gaming Waiver Date (or, following its extension, the Extended Deemed Gaming Waiver Date);

•	no Material Adverse Effect having occurred and been continuing since the date of the Merger Agreement; and

•

the receipt by the Parent Entities of a certificate, dated as of the Closing Date, signed on behalf of the Company Entities by an executive officer of each of the Company Entities, certifying that each of the conditions specified in the first, second and fourth bullets above has been satisfied.

The obligations of the Company Entities to consummate the Mergers are further subject to satisfaction or waiver by the Company Entities (where permissible), at or prior to the Effective Time, of the following conditions:

•	the representations and warranties of the Parent Entities and the Merger Subs related to:

•

(i) the Parent Entities and Merger Subs’ organization, good standing and qualification to do business; (ii) the Parent Entities and Merger Subs’ power and corporate authority to (A) execute and deliver the Merger Agreement, (B) perform their obligations and (C) consummate the Transactions; and (iii) the Company not being responsible for any brokerage, finder’s or other fee or commission to any broker, finder or investment banker in connection with the Transactions based upon arrangements made by or on behalf of the Parent Entities and Merger Subs, in each case, being true and correct in all material respects as of the Closing Date, as if made at such time, except to the extent any such representation or warranty expressly relates to a specific date (in which case on and as of such specific date); and

•

all other representations and warranties of the Parent Entities and Merger Subs set forth in the Merger Agreement and not specified above being true and correct in all respects as of the Closing Date, as if made at such time (except for those that expressly relate to a specific date (in which case on and as of such specific date)) and without regard to any Parent Material Adverse Effect or other qualifications based on the word “material”, except where such failures to be true and correct would not have a Parent Material Adverse Effect; and

•

each of the Parent Entities and the Merger Subs having performed or complied with, in all material respects, each the covenants, agreements and obligations required by the Merger Agreement to be performed or complied with by them on or prior to the Effective Time;

•

the receipt by the Company Entities of a certificate, dated as of the Closing Date, signed on behalf of the Parent Entities by an executive officer of each Parent Entity, certifying that each of the conditions specified above has been satisfied; and

•

the Company having declared and paid (i) a Quarterly Dividend at a price equal to the Per Share Dividend Amount in each calendar quarter during the period between the date of the Merger Agreement and the Effective Time and (ii) to the extent that, on the date that all conditions to Closing have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing and this condition with respect to payment of the Quarterly Dividend and the Catch-Up Dividend), the Company has not paid at least four Quarterly Dividends, a dividend in respect of each issued and outstanding Share of Class A Common Stock outstanding as of such date in a per-share amount equal to the product of (x) $0.06 per Share and (y) four minus the number of quarters in which a Quarterly Dividend has been declared and paid (any such dividend, a Catch-Up Dividend) on or prior to the Closing Date.

Termination of the Merger Agreement

The Merger Agreement may be terminated and the Transactions may be abandoned at any time prior to the Effective Time (notwithstanding the prior adoption of the Merger Agreement by the stockholders of the Company via the Written Consent) by the mutual written agreement of each of the Company (acting with the prior approval of the Special Committee) and the Parent Entities.

In addition, the Merger Agreement may be terminated by either the Company (acting with the prior approval of the Special Committee) or the Parent Entities, at any time prior to the Effective Time (whether prior to or after the receipt of the Written Consent), if:

•

any governmental authority of competent jurisdiction has enacted, issued, promulgated, enforced or entered any law permanently restraining, enjoining, prohibiting or making illegal the consummation of the Mergers and such law has become final and nonappealable; provided that if such governmental authority is a Gaming Authority, neither the Company nor the Parent Entities will have the right to terminate under this provision; or

•

if the Effective Time has not occurred on or before the Outside Date; provided that the right to terminate the Merger Agreement under this provision is not available to a party if such party’s or its subsidiaries’ breach of any representations or warranties or failure to satisfy any agreements or covenants under the Merger Agreement has been the primary cause of, or has primarily resulted in, the failure of the Effective Time to occur on or before such date.

The Merger Agreement also may be terminated by the Parent Entities if:

•	the Executive Committee (acting upon the recommendation of the Special Committee) or the Special Committee would have effected an Adverse Recommendation Change; or

•

there has been any breach or inaccuracy of any representation or warranty or failure to perform any covenant or agreement on the part of the Company Entities, in either case which (i) would cause any of the conditions to the obligations of the Parent Entities and the Merger Subs not to be satisfied and (ii) such breach or inaccuracy is not capable of being cured or, if curable, is not cured by the earlier of (A) 60 days after written notice thereof is given by the Parent Entities to the Company Entities and (B) the Outside Date; provided that none of the Parent Entities or the Merger Subs is then in material breach of the Merger Agreement.

The Merger Agreement also may be terminated by the Company (acting with the prior approval of the Special Committee) if:

•

prior to the delivery of the Company Stockholder Approval via the Written Consent (which was received on April 2, 2024), the Executive Committee (acting upon the recommendation of the Special Committee) had determined to enter into an Acquisition Agreement with respect to a Superior Proposal; provided that (i) prior to, or concurrently with, such termination the Company Entities had paid the Company Termination Fee and (ii) the Company had substantially contemporaneously entered into such Acquisition Agreement; provided that the Company will not have the right to terminate if (x) the Written Consent has been obtained or (y) the Company has materially breached the non-solicitation provisions of the Merger Agreement;

•	there has been any breach or inaccuracy of any representation or warranty or failure to perform any covenant or agreement on the part of the Parent Entities and the Merger Subs, in either case which

(i) would cause any of the conditions to the obligations of the Company Entities not to be satisfied and (ii) such breach or inaccuracy is not capable of being cured or, if curable, is not cured by the earlier of (A) 60 days after written notice thereof is given by the Company Entities to the Parent Entities and (B) the Outside Date; provided that none of the Company Entities is then in material breach of the Merger Agreement;

•

(i) all of the Parent Entities closing conditions have been and continue to be satisfied or, to the extent permitted by law, waived by the Parent Entities (other than those conditions that by their nature are to be satisfied at the Closing, but which are capable of being satisfied at the Closing), (ii) on or after the date on which the Closing should have occurred pursuant to the Merger Agreement, the Company has irrevocably delivered written notice to the Parent Entities that all of the Company Entities closing conditions have been satisfied or, to the extent permitted by law, waived by the Company Entities (other than those conditions that by their nature are to be satisfied at the Closing, but which are capable of being satisfied at the Closing) and the Company is prepared to consummate the Closing and (iii) the Parent Entities fail to consummate the Closing on the earlier of (x) the fifth (5th) business day after delivery of the written notice of the Company referenced in the preceding clause (ii) and (y) one business day prior to the Outside Date; or

•	the duly executed countersignature pages to the Written Consent would not have been delivered to the Company within twelve (12) hours after the execution and delivery of the Merger Agreement.

Termination Fees and Expenses

Company Termination Fee

The Company Entities would have been required to pay the Parent Entities (or their designee) the Company Termination Fee if the Merger Agreement would have been terminated:

•	by the Parent Entities due to the Executive Committee (acting upon the recommendation of the Special Committee) or the Special Committee effecting an Adverse Recommendation Change; or

•

by the Company (acting with the prior approval of the Special Committee) because the Executive Committee (acting upon the recommendation of the Special Committee) had determined to enter into an Acquisition Agreement with respect to a Superior Proposal.

Parent Termination Fee

The Parent Entities will be required to pay OpCo (or its designee) the Parent Termination Fee if the Merger Agreement is terminated:

•

by the Company (acting with the prior approval of the Special Committee) due to any breach or inaccuracy of any representation or warranty or failure to perform any covenant or agreement on the part of the Parent Entities or the Merger Subs set forth in the Merger Agreement that would cause certain of the conditions to the obligations of the Company Entities not to be satisfied;

•

by the Company (acting with the prior approval of the Special Committee) due to the Parent Entities’ failure to consummate the Closing after (i) all of the conditions to the Parent Entities’ obligations to consummate the Mergers have been and continue to be satisfied or, to the extent permitted by law, waived by the Parent Entities (other than those conditions that by their nature are to be satisfied at the Closing, but which are capable of being satisfied at the Closing) and (ii) the Company has delivered written notice to the Parent Entities that all conditions to the Company Entities’ obligations to consummate the Mergers have been satisfied or, to the extent permitted by law, waived by the Company Entities (other than those conditions that by their nature cannot be satisfied other than at the Closing; but which are capable of being satisfied at the Closing) and the Company is prepared to consummate the Closing;

•

by the Company (acting with the prior approval of the Special Committee) or the Parent Entities because a governmental authority (other than any Gaming Authority) of competent jurisdiction enacted, issued, promulgated, enforced or entered any law permanently restraining, enjoining, prohibiting or making illegal the consummation of the Mergers and such law has become final and nonappealable, and the events giving rise to such termination right are caused by or resulted from, in any material respect, a Parent Entity’s breach of any representations or warranties or failure to satisfy any agreements or covenants under the Merger Agreement; or

•

by the Company (acting with the prior approval of the Special Committee) or the Parent Entities because the Effective Time did not occur on or before the Outside Date at a time when the Company could have terminated the Merger Agreement due to (i) any breach or inaccuracy of any representation or warranty or failure to perform any covenant or agreement on the part of the Parent Entities or the Merger Subs set forth in the Merger Agreement that would cause certain of the conditions to the obligations of the Company Entities not to be satisfied or (ii) the Parent Entities’ failure to consummate the Closing after (a) all of the conditions to the Parent Entities’ obligations to consummate the Mergers have been and continue to be satisfied or, to the extent permitted by law, waived by the Parent Entities (other than those conditions that by their nature are to be satisfied at the Closing, but which are capable of being satisfied at the Closing) and (b) the Company has delivered written notice to the Parent Entities that all conditions to the Company Entities’ obligations to consummate the Mergers have been satisfied or, to the extent permitted by law, waived by the Company Entities (other than those conditions that by their nature cannot be satisfied other than at the Closing; but which are capable of being satisfied at the Closing) and the Company is prepared to consummate the Closing.

Further, the Parent Entities would have been required to pay OpCo (or its designee) the Parent Termination Fee if the Merger Agreement would have been terminated by the Company (acting with the prior approval of the Special Committee) because the Written Consent was not executed and delivered to the Company Entities within 12 hours after the execution and delivery of the Merger Agreement.

In the event the Parent Termination Fee becomes payable by the Parent Entities, it will be paid to OpCo (or its designee) by the Parent Entities in immediately available funds within two business days after such termination. In the event the Company Termination Fee becomes payable by the Company Entities, it will be paid to OpCo (or its designee) by the Parent Entities in immediately available funds within two business days after such termination. If the Parent Entities or OpCo fail to pay in a timely manner the Parent Termination Fee or the Company Termination Fee, as applicable, the Parent Entities will pay (or cause to be paid) to OpCo (or its designee) or OpCo will pay (or cause to be paid) to the Parent Entities (or their designees) interest on such amount from and including the date payment of such amount was due at the prime rate set forth in The Wall Street Journal in effect on the date such payment was required to be made, plus 2% per annum (the “Termination Fee Interest”, and together with the Financing Covenant Expenses, the “Additional Obligations”). The Company Entities and the Parent Entities have agreed that the aggregate amount of the Additional Obligations payable by the Parent Entities or the Company Entities (as applicable) will not exceed $20,000,000 (the “Expense Cap”).

Sole and Exclusive Remedies

The Company Entities have expressly agreed that the following will be the sole and exclusive remedies of the Company Entities, the Company Subsidiaries and their respective affiliates against the Parent Entities, the Merger Subs and the Equity Investors, and their respective affiliates for, or with respect to, the Merger Agreement, the Equity Commitment Letter, the Limited Guarantee, the Confidentiality Agreement, the Voting and Support Agreement, the Financings or the Transactions (including any breach thereof by the Parent Entities or the Merger Subs), the termination of the Merger Agreement, the failure to consummate the Closing or any claims or actions under applicable law arising out of any such breach, termination or failure, and none of the Company Entities, the Company Subsidiaries and their respective affiliates will seek to recover any other damages or seek any other remedy with respect to any such losses or damages:

•

the Company Entities’ right to receive the Parent Termination Fee as described in the section entitled “The Merger Agreement — Termination Fees and Expenses — Parent Termination Fee” beginning on page 161;

•

the Financing Covenant Expenses payable to OpCo and the Company Subsidiaries as described in the section entitled “The Merger Agreement — Financing Covenant; Company Cooperation” beginning on page 153;

•

the Termination Fee Interest payable to OpCo and the Company Subsidiaries (subject to the Expense Cap) as described in the section entitled “The Merger Agreement — Termination Fees and Expenses — Parent Termination Fee” beginning on page 161;

•	the Company Entities’ right to seek specific performance or other equitable relief solely in accordance with, and subject to the limitations in, the Merger Agreement and the Equity Commitment Letter;

•	the rights of the Company Entities to bring any claims or otherwise pursue any action in accordance with, and subject to the limitations in, the Limited Guarantee; and

•	the rights of the Company Entities to bring any claims or otherwise pursue any action under the Confidentiality Agreement and the Voting and Support Agreement.

Expenses

The Parties agree that, unless specified otherwise in the Merger Agreement, all expenses incurred in connection with the Merger Agreement, the Transactions, the solicitation of stockholder approvals and all other matters related to the Transactions will be paid by the party incurring such expenses, whether or not the Mergers or any other Transaction is consummated, except as otherwise set forth in the Merger Agreement.

Amendment and Waiver

The Merger Agreement may be amended only by an instrument in writing signed on behalf of each of the parties to the Merger Agreement at any time prior to the Effective Time; provided that with respect to the Company Entities, the Special Committee has approved such amendment; provided further that prior to the Effective Time, no amendment may be made that would reduce the amount or change the form of the Merger Consideration or that would otherwise require the approval of the stockholders of the Company under applicable law without the consent of the stockholders of the Company. Despite the foregoing, the Special Committee will have the exclusive right to determine the satisfaction of, or to waive, on behalf of the Company Entities, the condition to the Closing that the Company shall have paid the Quarterly Dividends and the Catch-Up Dividend in accordance with the terms of the Merger Agreement.

At any time prior to the Effective Time, the Parent Entities (on behalf of themselves and the Merger Subs), on the one hand, and the Company Entities (only if such action has been recommended by the Special Committee, if required under the Merger Agreement), on the other hand, may (i) extend the time for the performance of any of the obligations or other acts of the other party, (ii) waive any inaccuracies in the representations and warranties of the other party contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement or (iii) waive compliance by the other party with any of the agreements or conditions contained in the Merger Agreement. Any agreement on the part of a party to any extension or waiver with respect to the Merger Agreement is valid only if set forth in an instrument in writing signed on behalf of such party.

The failure of any party to the Merger Agreement to assert any of its rights under the Merger Agreement or otherwise does not constitute a waiver of such rights.

Jurisdiction; Specific Performance

Each party to the Merger Agreement has agreed that any action seeking to enforce any provision of, or based on any matter arising out of or in connection with, the Merger Agreement or the Transactions (whether brought by any party or any of its affiliates or against any party or any of its affiliates) will be heard and determined exclusively in the Court of Chancery of the State of Delaware or, only if such court does not have jurisdiction over such action, then such action will be heard and determined in any federal or state court located in the State of Delaware.

Subject to the conditions described below, the parties to the Merger Agreement are entitled to (i) an order of specific performance to enforce the observance and performance of a covenant or obligation that is breached or in respect of which a breach is threatened by another party and (ii) an injunction restraining such breach or threatened breach, and in each case without necessity of posting a bond or other form of security.

Furthermore, subject to the satisfaction of the conditions in the Merger Agreement and the Equity Commitment Letter as described below, the Company is entitled to (i) enforce specifically the Equity Investors’ obligations, as and when due, to fund its respective portions of the commitment under the Equity Commitment Letter to consummate the Closing and (ii) seek payment under the Limited Guarantee pursuant to which the Guarantors guarantee certain payment obligations of the Parent Entities under the Merger Agreement (as further described below).

The Company Entities’ right to seek specific performance in order to force the Parent Entities and the Merger Subs to consummate the Closing (or the Equity Investors to fund the Equity Financing under the Equity Commitment Letter) is only available under the Merger Agreement if, and only if, each of the following conditions has been satisfied:

•

all of the conditions to the Parent Entities’ and the Merger Subs’ obligations to consummate the Mergers having been satisfied or waived (other than conditions which, by their nature, are to be satisfied at the Closing; provided that such conditions could be satisfied if the Closing were to occur);

•

the Company Entities having delivered to the Parent Entities a written notice stating that (i) all of the conditions to the obligations of the Company to consummate the Mergers have been satisfied (other than conditions which, by their nature are to be satisfied at the Closing) or that they would be willing to waive any such conditions that are unsatisfied and (ii) they are ready, willing and able to consummate the Closing if the specific performance is granted and the Debt Financing were funded;

•	the Debt Financing has been funded or will be funded at the Closing in accordance with the terms and conditions thereof; and

•	the Mergers have not been consummated in accordance with the terms of the Merger Agreement.

The parties to the Merger Agreement agree not to assert that a remedy of specific performance is unenforceable, invalid, contrary to law or inequitable on the basis that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. However, in no event will the Company Entities be entitled to both (i) obtain an order for specific performance or any other equitable remedy of the type contemplated by the preceding paragraphs and (ii) receive the Parent Termination Fee if payable pursuant to the terms of the Merger Agreement.

While the Company may pursue both a grant of specific performance to cause consummation of the Transactions (including the Mergers) to occur and the payment of the Parent Termination Fee and any Additional Obligations (subject to the Expense Cap), in no event will the Company Entities be entitled to receive both (i) an order for specific performance or any other equitable remedy pursuant to the terms of the Merger Agreement to cause the consummation of the Transactions (including the Mergers) to occur and (ii) the payment of the Parent Termination Fee if payable pursuant to the terms of the Merger Agreement. However, nothing in the Merger

Agreement will be deemed to prohibit the Company Entities from pursuing (or obtaining) specific performance of the Parent Entities’ obligations under the Merger Agreement or other equitable relief that does not require the Merger Subs to cause the Closing to occur and, to the extent the Merger Agreement is subsequently terminated, the payment of the Parent Termination Fee and any Additional Obligations (subject to the Expense Cap).

Governing Law

The Merger Agreement will be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to any choice or conflict of law provision or rule.

OTHER AGREEMENTS

Voting and Support Agreement

This section describes the material terms and conditions of the Voting and Support Agreement. The description in this section and elsewhere in this information statement is qualified in its entirety by reference to the complete text of the Voting and Support Agreement, which is attached as Annex F and is incorporated by reference into this information statement. This summary may not contain all of the information about the Voting and Support Agreement that is important to you. We encourage you to read the Voting and Support Agreement carefully and in its entirety. This section is not intended to provide you with factual information about the Company. Such information can be found elsewhere in this information statement and in the public filings the Company makes with the SEC, which may be obtained by following the instructions set forth in the section entitled “Where You Can Find More Information” beginning on page 190.

Concurrently with the execution and delivery of the Merger Agreement on April 2, 2024, the Company, Manager and OpCo entered into the Voting and Support Agreement with the SLP Holders, in connection with the Transactions.

Pursuant to the Voting and Support Agreement, each of the SLP Holders agreed that it will vote all of its Shares:

•	to the extent the Written Consent, which was obtained on April 2, 2024, has been revoked, superseded or modified, in favor of the adoption of the Merger Agreement and the Transactions;

•	in favor of any other matter necessary for the Transactions to be timely consummated;

•

in favor of any other matter in respect of which the approval of the Company’s stockholders is unanimously requested by the Executive Committee in connection with the Company’s stockholders’ approval of the Merger Agreement and the Transactions;

•

against any action, agreement or transaction that would reasonably be expected to result in any of the conditions to consummate the Mergers under the Merger Agreement not being satisfied or the satisfaction of any such conditions being delayed, or which could reasonably be expected to impede, interfere with, delay or adversely affect the Mergers or the other Transactions;

•

against any action, transaction or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company Entities, Parent Entities and Merger Subs under the Merger Agreement, or of such SLP Holder under the Voting and Support Agreement; and

•	against any Acquisition Proposal or any other action, agreement or transaction involving the Company that was intended or would reasonably expected to prevent consummation of the Transactions.

Additionally, each of the SLP Holders agreed, among other matters:

•	to refrain from transferring their Shares and OpCo Membership Interests prior to the closing of the Transactions;

•	to waive any appraisal rights or dissenters’ rights in respect of the Company Common Stock and OpCo Membership Interests that may arise in connection with the Mergers; and

•	to provide customary assistance in respect of any required regulatory filings.

The Voting and Support Agreement will terminate automatically upon the earlier of (i) the valid termination of the Merger Agreement in accordance with its terms and (ii) the Company Merger Effective Time.

Rollover Agreements

This section describes the material terms and conditions of the Rollover Agreements. The description in this section and elsewhere in this information statement is qualified in its entirety by reference to the complete text of the Rollover Agreements, which are attached as Annexes G, H and I and are incorporated by reference into this information statement. This summary may not contain all of the information about the Rollover Agreements that is important to you. We encourage you to read the Rollover Agreements carefully and in their entirety. This section is not intended to provide you with factual information about the Company. Such information can be found elsewhere in this information statement and in the public filings the Company makes with the SEC, which may be obtained by following the instructions set forth in the section entitled “Where You Can Find More Information” beginning on page 190.

Concurrently with the execution and delivery of the Merger Agreement on April 2, 2024, and as a condition and inducement to the Parent Entities’ willingness to enter into the Merger Agreement, the following directors and/or officers of the Company — Ariel Emanuel, Patrick Whitesell and Mark Shapiro — and certain of their respective affiliates entered into a Rollover Agreement with the Parent Entities, in connection with the Transactions.

Pursuant to the Rollover Agreements, each Rollover Holder agreed, among other things and on the terms and subject to the conditions set forth in the Rollover Agreements, to designate as “Rollover Units” or “Rollover Shares” (as applicable) the following equity interests in OpCo and/or in the Company held by such Rollover Holder and their permitted transferees, with such Rollover Units and Rollover Shares to be treated in accordance with the terms of the Merger Agreement as more fully described in the section entitled “The Merger Agreement — Consideration to be Received in the Mergers” beginning on page 127:

•

in the case of Mr. Emanuel and certain of his affiliates, a number of Shares, OpCo Membership Interests or OpCo Profits Units held by him and his permitted transferees that collectively, using the Merger Consideration otherwise payable in respect of such interests, have a value equal to (i) the aggregate value of all such interests (calculated using the Merger Consideration applicable to such interests) minus (ii) $200,000,000, rounded to the nearest Share, OpCo Membership Interest or OpCo Profits Unit, as applicable;

•

in the case of Mr. Whitesell and certain of his affiliates, a number of Shares, OpCo Membership Interests or OpCo Profits Units held by him and his permitted transferees that collectively, using the Merger Consideration otherwise payable in respect of such interests, have a value equal to (i) the aggregate value of all such interests (calculated using the Merger Consideration applicable to such interests) minus (ii) $150,000,000, rounded to the nearest Share of the Company, OpCo Membership Interest or OpCo Profits Unit, as applicable; and

•

in the case of Mr. Shapiro, a number of equity interests in OpCo and/or in the Company held by him and his permitted transferees that are outstanding and vested Shares without any restrictions on such Shares, OpCo Membership Interest or OpCo Profits Unit with a value equal to $37,187,970 (based on the applicable Merger Consideration). The Rollover Agreement provides Mr. Shapiro with a put right, through which he can require the Company or its designated subsidiaries to repurchase up to 50% of his Rollover Shares and/or Rollover Units by notice delivered to the Company during each of the following two periods: (i) during the 90-day period following the third anniversary of the Closing and (ii) during the 90-day period following the fourth anniversary of the Closing, in each case with a put price equal to the applicable Merger Consideration with respect to such Rollover Shares and/or Rollover Units, subject to certain potential offsets and other terms and conditions.

Additionally, each Rollover Holder agreed:

•

unless consented to in writing by the Parent Entities, not to sell, dispose of, assign, pledge, collateralize, encumber or otherwise transfer any of the Rollover Shares or Rollover Units (or prior to the final designation of equity interests of the Company and/or OpCo held by such Rollover Holder as such, any such equity interests in the Company or OpCo, subject to certain exceptions); however, Rollover Holders are permitted to transfer the Rollover Shares and/or Rollover Units prior to the Closing to certain permitted transferees subject to execution of a joinder to the applicable Rollover Agreement by such permitted transferee;

•	unless consented to by the Parent Entities, not to (or permit the Company to) amend, waive, modify, accelerate or terminate the Tax Receivable Agreement;

•	not to make any public announcements regarding the Transactions, except as required by law or in their capacity as an officer or director of the Company or its affiliates;

•

that they will not commence, participate in, assist or knowingly encourage in any way, and will take all actions necessary to opt out of any class in any class action with respect to, any action, derivative or otherwise, against the Parent Entities, the Company Entities and each of their respective individual, joint or mutual, past, present and future representatives, affiliates, stockholders, controlling persons, subsidiaries, successors and assigns (each of the foregoing, a “Releasee”), either (i) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of the Rollover Agreements or the Merger Agreement or (ii) arising out of or related to the Merger Agreement (including the Merger Consideration and any claims or other actions alleging a breach of fiduciary duty, or any other duty, in connection with the Merger Agreement, the Rollover Agreements or the transactions contemplated thereby); and

•

to waive, release and forever discharge (i) all appraisal rights under Section 262 of the DGCL related to the Transactions and (ii) all actions or claims, whether known or unknown, suspected or unsuspected, both at law and in equity, which the applicable Rollover Holder, its affiliates or any of their respective representatives now has, have ever had or may hereafter have against the respective Releasees arising in connection with the Transactions.

The Rollover Agreements will automatically terminate if, at any time prior to the closing of the rollover transactions contemplated thereunder, (i) the Merger Agreement has been terminated in accordance with its terms or (ii) in the case of Mr. Emanuel and Mr. Whitesell, Mr. Emanuel or Mr. Whitesell terminates their respective letter agreement with the Parent Entities (as more fully described in the section entitled “Other Agreements — Other Management Documents” beginning on page 168) in accordance with its terms, as applicable.

Certain SLP Entities will, directly or indirectly, retain certain of their equity interests in OpCo and/or certain of the Shares held by them in connection with the Mergers. In addition, prior to Closing, certain equityholders of OpCo and/or the Company may be given an opportunity to enter into rollover agreements with the Company and/or OpCo to retain certain of their equity interests in OpCo and/or certain of the Shares held by them in connection with the Mergers.

Other Management Documents

Ariel Emanuel Letter Agreement

This section describes the material terms and conditions of the Emanuel Letter Agreement and the Emanuel Letter Agreement Amendment. The description in this section and elsewhere in this information statement is qualified in its entirety by reference to the complete text of the Emanuel Letter Agreement and the Emanuel Letter Agreement Amendment, which are attached as Annex J and Annex N, respectively, and are incorporated by reference into this information statement. This summary may not contain all of the information about the Emanuel Letter Agreement or the Emanuel Letter Agreement Amendment that is important to you. We encourage you to read the Emanuel Letter Agreement and the Emanuel Letter Agreement Amendment carefully and in their entirety. This section is not intended to provide you with factual information about the Company. Such information can be found elsewhere in this information statement and in the public filings the Company makes with the SEC, which may be obtained by following the instructions set forth in the section entitled “Where You Can Find More Information” beginning on page 190.

The Company, OpCo, WME, Holdco Parent and OpCo Parent entered into the Emanuel Letter Agreement and the Emanuel Letter Agreement Amendment, which provide for, among other things, the following:

•	Mr. Emanuel’s current employment agreement with the Company and OpCo will terminate at the Effective Time and Mr. Emanuel will not be entitled to any additional compensation or benefits under such employment agreement (other than accrued and unpaid base compensation, any unpaid annual cash bonus in respect of calendar years prior to the Effective Time, a prorated bonus for the year in which the Effective Time occurs (based on actual performance) and reimbursement of any unreimbursed business expenses).

•

At the Effective Time, Mr. Emanuel will be appointed as the Chief Executive Officer of the Company, a member of the board of directors of the Company and Founder and Executive Chairman of WME. He will be eligible to serve in such positions until the earlier of his death, incapacitation or resignation, except that Mr. Emanuel’s employment as Chief Executive Officer of the Company will terminate upon the consummation of an Emanuel Asset Sale (or, to the extent the TKO Transaction Agreement is terminated or the TKO Transaction is otherwise not consummated for any reason, upon payment of the Emanuel Asset Sale Bonus).

•

Mr. Emanuel is eligible to receive the Emanuel Asset Sale Bonus in connection with an Emanuel Asset Sale. If Mr. Emanuel resigns for “good reason” (as defined in the Emanuel Letter Agreement), he will be entitled to an amount equal to the Emanuel Asset Sale Bonus (to the extent not yet paid), subject to execution and non-revocation of a release of claims. However, in connection with the TKO Transaction, Mr. Emanuel agreed pursuant to the Emanuel Letter Agreement Amendment to waive his right to receive the Emanuel Asset Sale Bonus, effective upon the consummation of the TKO Transaction. If the TKO Transaction Agreement is terminated or if the TKO Transaction is not otherwise consummated for any reason, Mr. Emanuel will remain eligible to receive the Emanuel Asset Sale Bonus, and such bonus shall remain subject to the same terms and conditions as set forth in the Emanuel Letter Agreement.

•

Upon the consummation of an Emanuel Asset Sale (or, to the extent the TKO Transaction Agreement is terminated or the TKO Transaction is otherwise not consummated for any reason, upon payment of the Emanuel Asset Sale Bonus), Mr. Emanuel’s employment as Chief Executive Officer of the Company will terminate but such termination will not affect his position as Founder and Executive Chairman of WME or as a member of the board of directors of the Company.

•

Mr. Emanuel will be reimbursed for travel, entertainment and other expenses reasonably incurred in the performance of his duties and responsibilities in accordance with applicable policy and, while employed as Chief Executive Officer of the Company, Mr. Emanuel may participate in all health, welfare, retirement and other benefit plans (excluding any severance plans) that are made available to other Company employees.

•

Following an initial public offering of or pertaining to the Company or WME, such company will take all actions necessary to appoint or nominate Mr. Emanuel to comparable positions either with such company or with the applicable public company successor to the Company or WME.

•

Mr. Emanuel will receive two new equity awards in the Company or OpCo following the Mergers consisting of the Initial Award and the Supplemental Award representing 2.5% and 0.50%, respectively, of the equity interests of the Company, in each case calculated on a fully diluted basis. One-third of the Initial Award will be options (or economically equivalent equity interests in OpCo) and two-thirds of the Initial Award will be restricted stock units (or economically equivalent equity interests in OpCo). All of the Supplemental Award will be catch-up profits interests. The awards will be subject to vesting and other terms to be mutually agreed by the parties.

•	From and after the Effective Time, Mr. Emanuel will be entitled to receive the Emanuel Royalty Payments.

•	Mr. Emanuel’s right to the Emanuel Royalty Payments will terminate upon the occurrence of a Qualified WME Sale.

•	From and after the second anniversary of the Closing Date, Mr. Emanuel will have a one-time right to require the Company (a) to repurchase all or a portion of his Company equity interests or (b) to purchase all or a portion of his OpCo equity interests, or any combination of (a) and (b). The put price per equity interest shall be (x) if within five and a half years of the Effective Time, the applicable Merger Consideration that was payable in respect of such equity interests in connection with the Mergers plus interest equal to the 10-year United States Treasury Rate, and (y) thereafter, the value per equity interest implied by the most recent valuation of a share of the Company (as may be adjusted for various items such as exercise price, strike price or distribution threshold, required withholding, adjustment for stock splits, reverse splits, stock dividends or similar events).

•

Following the Effective Time, ownership and operation of one of the private planes owned by the Employer Group will transfer to Mr. Emanuel. The Employer Group will pay or reimburse him for reasonable costs and expenses related to the use of the plane for business purposes of the Employer Group.

•

The Company, Holdco Parent, OpCo and OpCo Parent will reimburse Mr. Emanuel for his expenses (including reasonable and documented out-of-pocket legal fees and costs) incurred in anticipation of and/or in connection with the Transactions, including the drafting, negotiation and execution of the Emanuel Letter Agreement and his Rollover Agreement.

•

The Company, OpCo, Holdco Parent and OpCo Parent will indemnify and hold harmless, and advance expenses to, Mr. Emanuel if he is made or is threatened to be made a party or is otherwise involved in any transaction litigation in any capacity, generally to the extent permitted by applicable law.

Certain information regarding Mr. Emanuel has been described under the section entitled “Class III Directors Whose Terms Expire at the 2024 Annual Meeting of Stockholders” and certain existing arrangements with Mr. Emanuel have been described under the section entitled “Certain Transactions with Related Persons” in the definitive proxy statement with respect to the Company’s 2024 annual meeting of stockholders filed on April 25, 2024.

Patrick Whitesell Letter Agreement

This section describes the material terms and conditions of the Whitesell Letter Agreement. The description in this section and elsewhere in this information statement is qualified in its entirety by reference to the complete text of the Whitesell Letter Agreement, which is attached as Annex K and is incorporated by reference into this information statement. This summary may not contain all of the information about the Whitesell Letter Agreement that is important to you. We encourage you to read the Whitesell Letter Agreement carefully and in its entirety. This section is not intended to provide you with factual information about the Company. Such information can be found elsewhere in this information statement and in the public filings the Company makes with the SEC, which may be obtained by following the instructions set forth in the section entitled “Where You Can Find More Information” beginning on page 190.

The Company, OpCo, WME, Holdco Parent and OpCo Parent entered into the Whitesell Letter Agreement, which provides for, among other things, the following:

•

Mr. Whitesell’s current employment agreement and restrictive covenant agreement with the Company and OpCo will terminate at the earlier of the Effective Time and Mr. Whitesell’s resignation without “good reason” (as defined in Mr. Whitesell’s current employment agreement). Upon such termination, Mr. Whitesell will be eligible to receive accrued and unpaid base salary, reimbursement of any unreimbursed business expenses, and, subject to Mr. Whitesell’s execution, delivery and non-revocation of a general release of claims, a prorated portion of $5,775,000 (which was the amount of Mr. Whitesell’s annual bonus earned in respect of 2023), with such proration based on the number of days employed during the year in which the termination occurs.

•

At the Effective Time, Mr. Whitesell will be appointed as a member of the board of directors of the Company and, if requested by the Company or a Silver Lake affiliate and agreed to by Mr. Whitesell, will also be appointed as Chairman of the governing body of WME.

•

Mr. Whitesell will not be entitled to any additional compensation for his services, except that if Mr. Whitesell is not actively involved in the management of WME and is not being compensated for such management services, he will receive compensation, for being a member of the board of directors of the Company and/or WME, that is consistent with other investing, non-Silver Lake affiliated directors. Mr. Whitesell will be eligible to serve in such positions until the earlier of his death, incapacitation or resignation, except in certain limited circumstances (as further detailed in the Whitesell Letter Agreement) which may result in Mr. Whitesell leaving those positions earlier.

•

Mr. Whitesell will be entitled to reimbursement for travel, entertainment and other expenses reasonably incurred in the performance of his duties and responsibilities in accordance with applicable policies and will be entitled to the same rights of exculpation, indemnification and advancement of expenses as are provided to the other members of the board of directors of the Company and the governing body of WME.

•

Following an initial public offering of the Company or WME, if requested by Mr. Whitesell, such company will take all actions reasonably necessary to nominate Mr. Whitesell for election to the board of directors of the applicable public company, and if elected, he agrees to serve until the earlier of his death, incapacitation, resignation or removal.

•

Silver Lake affiliates will invest $250,000,000 of seed equity into a new business to be founded, managed and controlled by Mr. Whitesell, which business will include (a) investing in and providing services to companies in the entertainment, media and sports industries, (b) developing, producing, financing and exploiting film, television and digital audio visual content, (c) talent management and (d) consulting with other entertainment companies.

•

If Mr. Whitesell is appointed as Chairman of WME at the Effective Time, and accepts such appointment then he will be entitled to receive the Whitesell Royalty Payments. If Mr. Whitesell is not appointed as Chairman of WME at the Effective Time, or if he is appointed Chairman of WME but declines such appointment, then he will receive a lump sum payment of $60,000,000 and will not be entitled to the Whitesell Royalty Payments or the Whitesell Commission Payments.

•

Mr. Whitesell’s right to the Whitesell Royalty Payments will terminate upon the occurrence of a Qualified WME Sale. Mr. Whitesell may also elect to unilaterally terminate his right to receive the Whitesell Royalty Payments and to begin receiving the Whitesell Commission Payments.

•

If Mr. Whitesell is appointed as Chairman of WME at the Effective Time and becomes entitled to the Whitesell Royalty Payments, Mr. Whitesell may thereafter elect, at any time, to unilaterally terminate his right to receive the Whitesell Royalty Payments and to begin receiving the Whitesell Commission Payments. Mr. Whitesell’s right to the Whitesell Commission Payments will also terminate upon a Qualified WME Sale.

•

From and after the first anniversary of the Effective Time, Mr. Whitesell will have the right to require the Company to repurchase his Rollover Shares and Rollover Units. The put price per Rollover Share and Rollover Unit shall be (a) if within five and a half years of the Effective Time, the applicable Merger Consideration that was payable in respect of such equity interests in connection with the Mergers plus interest equal to the 10-year United States Treasury Rate and (b) thereafter, the value per equity interest implied by the most recent valuation of a share of the Company (as may be adjusted for various items such as exercise price, strike price or distribution threshold, required withholding, adjustment for stock splits, reverse splits, stock dividends or similar events).

•	The Company will also have the right to call Mr. Whitesell’s equity interests under certain circumstances at the same prices that apply to Mr. Whitesell’s put right.

•

Following the Effective Time, ownership and operation of one of the Employer Group’s private planes will transfer to Mr. Whitesell. The Employer Group will pay or reimburse him for reasonable costs and expenses related to the use of the plane for Company and WME business purposes.

•

The Company, OpCo, Holdco Parent and OpCo Parent will reimburse Mr. Whitesell for his expenses (including reasonable and documented out-of-pocket legal fees and costs) incurred in anticipation of and/or in connection with the Transactions, including the drafting, negotiation and execution of the Whitesell Letter Agreement and his Rollover Agreement.

•

The Company, OpCo, Holdco Parent and OpCo Parent will indemnify and hold harmless, and advance expenses to, Mr. Whitesell if he is made or is threatened to be made a party or is otherwise involved in any transaction litigation in any capacity.

Certain information regarding certain existing arrangements with Mr. Whitesell have been described under the section entitled “Certain Transactions with Related Persons” in the definitive proxy statement with respect to the Company’s 2024 annual meeting of stockholders filed on April 25, 2024.

Mark Shapiro Employment Agreement

Employment Agreement Amendments

This section describes the material terms and conditions of the Shapiro Employment Agreement Amendments. The description in this section and elsewhere in this information statement is qualified in its entirety by reference to the complete text of the Second Shapiro Employment Agreement Amendment and Third Shapiro Employment Agreement Amendment, which are attached as Annex L and Annex O, respectively, and are incorporated by reference into this information statement. This summary may not contain all of the information about the Shapiro Employment Agreement Amendments that is important to you. We encourage you to read the Shapiro Employment Agreement Amendments carefully and in its entirety. This section is not intended to provide you with factual information about the Company. Such information can be found elsewhere in this information statement and in the public filings the Company makes with the SEC, which may be obtained by following the instructions set forth in the section entitled, “Where You Can Find More Information”, beginning on page 190.

The Company and OpCo entered into the Shapiro Employment Agreement Amendments with Mr. Shapiro, which provide for, among other things, the following (effective as of April 2, 2024):

•	Mr. Shapiro’s base salary was increased to $7,000,000.

•	Mr. Shapiro will receive a guaranteed annual bonus equal to $15,000,000 for each year. However, his guaranteed annual bonus for 2024 will be equal to $11,950,820.

•

Pursuant to the Second Shapiro Employment Agreement Amendment, Mr. Shapiro was eligible to receive the Shapiro Asset Sale Bonus. The aggregate maximum amount of Shapiro Asset Sale Bonuses that Mr. Shapiro would have been eligible to earn under the Second Shapiro Employment Agreement Amendment is $100,000,000. Mr. Shapiro would have been eligible to earn a Shapiro Asset Sale Bonus equal to $20,000,000 upon each of the first three Shapiro Asset Sales where the cumulative consideration received for the specified assets sold (including consideration for assets sold in connection with any prior Shapiro Asset Sale) equals or exceeds $1,000,000,000, $2,000,000,000 and $3,000,000,000. However, in the event of a Final Shapiro Asset Sale, Mr. Shapiro would have been entitled to a Shapiro Asset Sale Bonus equal to $100,000,000 (less the amount of any Shapiro Asset Sale Bonuses Mr. Shapiro previously received (if any)). Any earned Shapiro Asset Sale Bonuses would generally have been payable no later than 75 days following completion of the applicable Shapiro Asset Sale. Further, if Mr. Shapiro had resigned or given notice of his resignation without “good reason” (as defined in the Existing Shapiro Employment Agreement) prior to a Shapiro Asset Sale, then he would not have received a Shapiro Asset Sale Bonus with respect to such Shapiro Asset Sale, unless (i) a transaction that would constitute a Shapiro Asset Sale, if consummated, was in process at the time of Mr. Shapiro’s resignation, or (ii) following such resignation, Mr. Shapiro was otherwise engaged in the Shapiro Asset Sale process in a manner agreed to between Mr. Shapiro and the Company. If Mr. Shapiro’s employment was terminated by OpCo without “cause” (as defined in the

Second Shapiro Employment Agreement Amendment) or if Mr. Shapiro resigned for “good reason” prior to the payment of the full Shapiro Asset Sale Bonus, Mr. Shapiro would have been entitled to compensation in the amount of the forgone Shapiro Asset Sale Bonus. Payment of the Shapiro Asset Sale Bonus would be subject to Mr. Shapiro’s execution and non-revocation of a mutual release of claims. However, in connection with the TKO Transaction, Mr. Shapiro agreed pursuant to the Third Shapiro Employment Agreement Amendment to waive his right to receive the Shapiro Asset Sale Bonus. Such waiver will not apply if the TKO Transaction Agreement is terminated or if the TKO Transaction is otherwise not consummated for any reason, and Mr. Shapiro again will become eligible for the Shapiro Asset Sale Bonus, subject to the same terms and conditions as set forth in the Second Shapiro Employment Agreement Amendment.

•

OpCo will reimburse Mr. Shapiro for his reasonable and documented out-of-pocket legal fees and costs incurred in anticipation of and/or in connection with the drafting, negotiation and execution of the Shapiro Employment Agreement Amendments and the Merger Agreement.

A&R Employment Agreement, as amended

This section describes the material terms and conditions of the Shapiro A&R Employment Agreement and the Shapiro A&R Employment Agreement Amendment. The description in this section and elsewhere in this information statement is qualified in its entirety by reference to the complete text of the Shapiro A&R Employment Agreement and the Shapiro A&R Employment Agreement Amendment, which are attached as Annex M and Annex P, respectively, and are incorporated by reference into this information statement. This summary may not contain all of the information about the Shapiro A&R Employment Agreement and the Shapiro A&R Employment Agreement Amendment that is important to you. We encourage you to read the Shapiro A&R Employment Agreement and the Shapiro A&R Employment Agreement Amendment carefully and in their entirety. This section is not intended to provide you with factual information about the Company. Such information can be found elsewhere in this information statement and in the public filings the Company makes with the SEC, which may be obtained by following the instructions set forth in the section entitled “Where You Can Find More Information” beginning on page 190.

In addition to the Shapiro Employment Agreement Amendments, Mr. Shapiro also entered into the Shapiro A&R Employment Agreement and the Shapiro A&R Employment Agreement Amendment, which will become effective at the Effective Time and will supersede his existing employment agreement (as amended by the Shapiro Employment Agreement Amendments), in its entirety. The Shapiro A&R Employment Agreement and the Shapiro A&R Employment Agreement Amendment provide for, among other things, the following:

•

Mr. Shapiro will be employed as President of the Employer Group and will report directly to Ariel Emanuel as Chief Executive Officer of the Employer Group. The term of such employment will expire on the fourth anniversary of the Effective Time.

•

To the extent not inconsistent with the business practices and policies of OpCo, and if such activities do not interfere in any material respect with his duties and responsibilities, Mr. Shapiro is permitted to serve as a member of the board of directors of any charitable, educational, religious, public interest or public service organization and any “for profit” entity approved by OpCo.

•	Mr. Shapiro’s principal place of employment will be the Employer Group’s offices in New York, New York.

•

Mr. Shapiro will receive an annual base salary of $7,000,000 and a guaranteed annual bonus of $15,000,000 for each year during his employment term. However, for 2024, his guaranteed annual bonus amount will be $11,983,607.

•

Mr. Shapiro will receive a one-time $15,000,000 transaction bonus in connection with the consummation of the Mergers (subject to his continued employment through the Effective Time), but reduced by the amount of any guaranteed bonus paid to Mr. Shapiro in respect of the year in which the Effective Time occurs.

•

If the TKO Transaction Agreement is terminated or if the TKO Transaction is otherwise not consummated for any reason, Mr. Shapiro will be entitled to receive the Shapiro Asset Sale Bonuses as described above in the section entitled “Other Agreements — Other Management Documents – Mark Shapiro Employment Agreement Amendments” beginning on page 172.

•

Mr. Shapiro will receive a new equity award in connection with the Mergers representing 1% of the issued and outstanding equity interests of the Company, calculated on a fully diluted basis. The equity award will consist of options (or economically equivalent equity interests) and restricted stock units. The award will be subject to vesting and other terms to be mutually agreed by the parties. WME is expected to implement a new management equity plan with an annual liquidity program and Mr. Shapiro will be eligible to participate in such plan with respect to his equity interests in the Employer Group (including any Rollover Units or Rollover Shares).

•

For business travel, Mr. Shapiro will have reasonable access to the private aircraft available to the Company (when available) and when not using such private aircraft, will be reimbursed for first-class or charter aircraft travel. He will also be entitled to reimbursement for his commuting expenses, all business-related travel, and entertainment and other expenses reasonably incurred in the performance of his duties.

•

While employed as President of the Employer Group, Mr. Shapiro may participate in all health, welfare, retirement and other benefit plans (excluding any severance plans) that are made available to other senior executives of the Employer Group.

•

Mr. Shapiro is entitled to severance benefits upon different employment termination scenarios. If Mr. Shapiro’s employment is terminated without “cause” or due to a resignation for “good reason” (as such terms are defined in the Shapiro A&R Employment Agreement), other than in connection with a Shapiro Asset Sale Termination, he will receive (a) payment of his accrued but unpaid base salary through the date of termination, (b) any unpaid guaranteed bonuses for previously completed fiscal years, (c) continued payment of his base salary during the Shapiro Severance Period, (d) payment of his guaranteed bonus for each calendar year during the Shapiro Severance Period (prorated for any partial year) and (e) if the TKO Transaction Agreement is terminated or if the TKO Transaction is otherwise not consummated for any reason, payment in the amount of the foregone Shapiro Asset Sale Bonus.

•

If Mr. Shapiro’s employment is terminated due to an employer non-renewal of the employment term (as defined in the Shapiro A&R Employment Agreement), he will receive (a) payment of his accrued but unpaid base salary through the date of termination, (b) any unpaid guaranteed bonuses for previously completed fiscal years, (c) continued payment of his base salary during the Shapiro Non-Renewal Continuation Period and (d) payment of his guaranteed bonus for each calendar year during the Shapiro Non-Renewal Continuation Period (prorated for any partial year).

•	If Mr. Shapiro’s employment is terminated due to death or disability, he will receive a prorated guaranteed bonus.

•

Upon the consummation of the Final Shapiro Asset Sale (or, to the extent the TKO Transaction Agreement is terminated or the TKO Transaction is otherwise not consummated for any reason, upon payment of the Shapiro Asset Sale Bonus that results from a Final Shapiro Asset Sale), Mr. Shapiro’s employment with the Employer Group will automatically terminate, and Mr. Shapiro will be appointed as managing partner and sole president of WME (unless otherwise agreed upon by WME and Mr. Shapiro). He will be entitled to payment of his base salary through the date of termination, any unpaid guaranteed bonuses for previously completed fiscal years, and a prorated guaranteed annual bonus in connection with the Shapiro Asset Sale Termination. With respect to Mr. Shapiro’s WME role, he will receive an annual base salary of $5,000,000 and a target annual bonus of $5,000,000 ($2,000,000 of which will be guaranteed). If terminated by WME without “cause” or Mr. Shapiro resigns from his WME role for “good reason”, Mr. Shapiro will be entitled to an amount equal to his base salary and target annual bonus, payable over 12 months.

•

Mr. Shapiro will remain subject to confidentiality and assignment of intellectual property covenants, and his certain restrictive covenants in effect as of April 2, 2024 under a certain equity award agreement.

•

The Company, OpCo, WME, Holdco Parent and OpCo Parent will reimburse Mr. Shapiro for his expenses (including reasonable and documented out-of-pocket legal fees and costs) incurred in anticipation of and/or in connection with the Transactions, including the drafting, negotiation and execution of the Shapiro A&R Employment Agreement.

•

The Company, OpCo, Holdco Parent and OpCo Parent will indemnify and hold harmless, and advance expenses to, Mr. Shapiro if he is made or is threatened to be made a party or is otherwise involved in any transaction litigation in any capacity.

•

As previously disclosed, Mr. Shapiro was paid a retention bonus pursuant to the Existing Shapiro Employment Agreement. This retention bonus is subject to a prorated clawback if Mr. Shapiro’s employment is terminated by the Company for “cause” or by Mr. Shapiro without “good reason”, in each case prior to December 31, 2024, or if Mr. Shapiro’s employment is terminated on or prior to December 31, 2024 for any other reason and he subsequently breaches his confidentiality or intellectual property obligations.

Certain existing arrangements with Mr. Shapiro have been described under the section entitled “Certain Transactions with Related Persons” in the definitive proxy statement with respect to the Company’s 2024 annual meeting of stockholders filed on April 25, 2024. For a quantification of the amounts Mr. Shapiro could receive in connection with the Closing (including in respect of his outstanding equity awards) and/or a subsequent termination of employment (based on various assumptions), see the section entitled “The Special Factors — Interests of Our Directors and Executive Officers in the Mergers — Quantification of Potential Payments and Benefits to Named Executive Officers in Connection with the Mergers” beginning on page 117.

MARKET INFORMATION, DIVIDENDS AND CERTAIN TRANSACTIONS IN THE SHARES OF COMPANY COMMON STOCK

On May 3, 2021, the Company closed its IPO of 24,495,000 shares of Class A Common Stock at a price of $24.00 per share, which included 3,195,000 shares of Class A Common Stock issued pursuant to the underwriters’ option to purchase additional shares of Class A Common Stock. Subsequent to the closing of the IPO, several new and current investors purchased in the aggregate 75,584,747 shares of Class A Common Stock at a price per share of $24.00 in a private placement. Of these shares, 57,378,497 were purchased from the Company and 18,206,250 were purchased from an existing investor. Net proceeds received by the Company from the IPO and the private placement were approximately $1,901.5 million. Shares of Class A Common Stock are listed on the NYSE under the trading symbol “EDR”. As of September 30, 2024, there were 307,864,479 shares of Class A Common Stock outstanding, 160,244,257 shares of Class X Common Stock outstanding and 216,020,232 shares of Class Y Common Stock outstanding. The Company’s book value per share as of June 30, 2024 was $14.34. We declared and paid quarterly cash dividends of approximately $27 million in each of September 2023, December 2023, March 2024, June 2024, September 2024 and December 2024.

As of October 25, 2023 (the last trading day prior to the Company’s announcement of its review of strategic alternatives), the closing sale price of Class A Common Stock on NYSE was $17.72. We have previously paid cash dividends through OpCo to holders of OpCo Membership Interests, which in turn paid their respective portions as dividends to holders of outstanding Class A Common Stock.

As described in the section entitled “The Merger Agreement — Dividends” beginning on page 133, the Merger Agreement requires the Company to declare and pay a Quarterly Dividend in respect of each share of Class A Common Stock at a price equal to the Per Share Dividend Amount in each calendar quarter prior to the Closing. If, on the date that all other conditions to Closing are satisfied (other than those conditions that by their nature are to be satisfied at the Closing), at least four Quarterly Dividends have not been paid, the Company will be required to pay, within three business days (and in any case prior to the Closing Date), a Catch-Up Dividend in respect of each issued and outstanding share of Class A Common Stock in a per-share amount equal to the product of (i) the Per Share Dividend Amount and (ii) four minus the number of quarters in which a Quarterly Dividend has been declared and paid (or, if a Quarterly Dividend has been declared but not yet paid, will be paid prior to the Closing Date).

Following the Mergers, there will be no further market for the Class A Common Stock, and the Class A Common Stock will be delisted from the NYSE and de-registered under the Exchange Act.

The following table sets forth, for the periods indicated, the high and low sales price of shares of Class A Common Stock on the NYSE:

Fiscal Year	High	Low	Dividend Paid
2022
First Quarter	$35.28	$24.28	—
Second Quarter	$29.98	$17.42	—
Third Quarter	$26.12	$18.58	—
Fourth Quarter	$24.19	$19.64	—
2023
First Quarter	$24.40	$20.42	—
Second Quarter	$26.26	$21.44	—
Third Quarter	$25.50	$19.42	$0.06
Fourth Quarter	$25.08	$17.65	$0.06
2024
First Quarter	$26.26	$22.77	$0.06
Second Quarter	$27.05	$25.07	$0.06
Third Quarter	$28.62	$26.95	$0.06
Fourth Quarter	$31.42	$28.33	$0.06

The following table sets forth the amount of Class A Common Stock purchased by the Company, Manager, OpCo, the SLP Entities, the Director Rollover Holders and their respective affiliates during the past two years:

	Total Number of Shares Purchased	Average Price Paid per Share
2022
First Quarter	—	—
Second Quarter	—	—
Third Quarter	—	—
Fourth Quarter	—	—
2023
First Quarter	—	—
Second Quarter	—	—
Third Quarter	6,533,279	$21.96
Fourth Quarter	2,576,097	$21.96
2024
First Quarter	—	—
Second Quarter	—	—
Third Quarter	—	—
Fourth Quarter	—	—

SUMMARY FINANCIAL INFORMATION

The following table sets forth summary historical consolidated financial data of the Company for the periods presented. The summary financial data and the per share data set forth below are extracted from, and should be read in conjunction with, the audited consolidated financial statements and other financial information contained in the Company’s Current Report on Form 8-K filed on September 20, 2024, including the notes thereto and the unaudited consolidated financials statements and other financial information contained in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024. The following summary is qualified in its entirety by reference to such reports. The financial statements included in the Company’s Current Report on Form 8-K filed on September 20, 2024, and as Item 1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 are hereby incorporated by reference in this information statement. Copies of those reports and other documents filed by the Company may be examined at and copies may be obtained from the SEC at the SEC’s website at www.sec.gov.

	Year Ended December 31,			Nine Months Ended September 30,
(In thousands, except per share data)	2023	2022	2021	2024	2023
Consolidated Statements of Operations Data:
Revenue	$5,490,777	$5,007,603	$4,887,013	$5,542,708	$4,021,173
Total operating expenses	5,187,207	4,455,774	4,945,416	5,643,786	3,703,042

Operating income (loss) from continuing operations	303,570	551,829	(58,403)	(101,078)	318,131
Interest expense, net	(346,237)	(282,350)	(268,681)	(302,531)	(257,811)
Income (loss) from continuing operations, net of tax	551,740	310,000	(495,505)	(290,681)	588,273
Income (loss) from discontinued operations, net of tax	5,729	11,664	28,026	(686,924)	(1,467)
Net income (loss)	557,469	321,664	(467,479)	(977,605)	586,806
Net income (loss) attributable to non-controlling interests	200,953	192,531	(139,168)	(361,078)	244,809
Net loss attributable to Endeavor Operating Company, LLC prior to the reorganization transactions	—	—	(31,686)	—	—

Net income (loss) attributable to Endeavor Group Holdings, Inc.	$356,516	$129,133	$(296,625)	$(616,527)	$341,997

Earnings (loss) per share:
Basic earnings (loss) per share from continuing operations	$1.19	$0.46	$(1.19)	$(0.60)	$1.15
Basic earnings (loss) per share from discontinued operations	—	0.02	0.05	(1.42)	(0.01)
Basic	1.19	0.48	(1.14)	(2.02)	1.14
Diluted earnings (loss) per share from continuing operations	$1.14	$0.43	$(1.19)	$(0.60)	$1.13
Diluted earnings (loss) per share from discontinued operations	—	0.02	0.05	(1.42)	(0.01)
Diluted	1.14	0.45	(1.14)	(2.02)	1.12

	As of December 31,		As of September 30,
(In thousands)	2023	2022	2024
Consolidated Balance Sheet Data:
Cash and cash equivalents	$1,166,526	$767,828	$1,004,129
Total assets, including discontinued operations	21,544,773	12,503,842	20,777,924
Long-term debt, including current portion	5,028,311	5,168,546	5,228,097
Total liabilities, including discontinued operations	9,822,262	9,197,270	10,288,994
Redeemable non-controlling interests	215,458	253,079	226,731
Total Endeavor Group Holdings, Inc. shareholders’ equity	4,784,706	1,880,844	4,224,836
Nonredeemable non-controlling interests	6,722,347	1,172,649	6,037,363
Total shareholders’ equity	11,507,053	3,053,493	10,262,199

PROVISIONS FOR UNAFFILIATED STOCKHOLDERS

No provision has been made (a) to grant the Unaffiliated Stockholders access to the corporate files of the Company, any other party to the Mergers or any of their respective affiliates or (b) to obtain counsel or appraisal services at the expense of the Company, or any other such party or affiliate.

APPRAISAL RIGHTS

The discussion of the provisions set forth below may not contain all of the information regarding your appraisal rights under Delaware law that is important to you and is qualified in its entirety by reference to Section 262 of the DGCL, which is attached to this information statement as Annex B. Stockholders intending to exercise appraisal rights should carefully review Annex B in its entirety. Failure to strictly comply with any of the statutory procedures set forth in Section 262 of the DGCL will result in the withdrawal, loss or waiver of these rights. This summary does not constitute any legal or other advice, nor does it constitute a recommendation that you exercise your rights to demand appraisal under Section 262 of the DGCL. All references in Section 262 and in this summary to a: (i) “stockholder” are to the record holder of Company Common Stock immediately prior to the Effective Time unless otherwise expressly noted therein or herein, (ii) “beneficial owner” are to a person who is the beneficial owner of Company Common Stock held either in voting trust or by a nominee on behalf of such person unless otherwise expressly noted therein or herein and (iii) “person” are to an individual, corporation, partnership, unincorporated association or other entity.

If the Mergers are completed, stockholders and beneficial owners (other than the Specified Stockholders) who do not wish to accept the Company Merger Consideration have the right to seek appraisal of their Shares under Section 262 of the DGCL (“Section 262”) and, if all procedures described in Section 262 are strictly complied with, to receive payment in cash for the fair value of their Shares exclusive of any element of value arising from the accomplishment or expectation of the Mergers, as determined by the Court, together with interest, if any, to be paid upon the amount determined to be the fair value. The “fair value” of your Shares as determined by the Court may be more or less than, or the same as, the applicable portion of the Company Merger Consideration that you are otherwise entitled to receive in respect of such Company Common Stock under the terms of the Merger Agreement. These rights are known as “appraisal rights”.

Strict compliance with the procedures set forth in Section 262 is required. Failure to follow precisely any of the statutory requirements may result in the withdrawal, loss or waiver of your appraisal rights. The following is a summary of appraisal rights under Section 262, the full text of which is attached as Annex B hereto and is incorporated herein by reference. The summary may not contain all of the information that is important to you regarding, and is qualified in its entirety by reference to, Section 262 and to any amendments to such section after the date of this information statement (please note that the 20-day period described below for a stockholder or beneficial owner to demand appraisal will begin to run on the date of mailing this information statement, as described more fully below). Stockholders intending to exercise appraisal rights should carefully review Annex B in its entirety. Stockholders and beneficial owners should assume that the Company will take no action to perfect any appraisal rights of any stockholder or beneficial owner. Any stockholder or beneficial owner who desires to exercise his, her or its appraisal rights should review carefully Section 262 and is urged to consult his, her or its legal advisor before electing or attempting to exercise such rights. The following summary does not constitute any legal or other advice, nor does it constitute a recommendation that stockholders and beneficial owners seek to exercise their appraisal rights under Section 262. A stockholder or beneficial owner who loses his, her or its appraisal rights will be entitled to receive the applicable portion of the Company Merger Consideration under the Merger Agreement.

Only a stockholder or beneficial owner who (i) continuously holds such Shares through the Effective Time, (ii) has not consented to or otherwise voted in favor of the Mergers or otherwise withdrawn, lost or waived his, her or its appraisal rights, (iii) strictly complies with the applicable statutory procedures under Section 262, (iv) does not thereafter withdraw his, her or its demand for appraisal of such Shares or otherwise lose his, her or its rights to seek appraisal and (v) in the case of a beneficial owner, a person who (A) reasonably identifies in his, her or its demand the holder of record of the shares for which the demand is made, (B) provides documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be and (C) provides an address at which such beneficial owner consents to receive notices given by the Surviving Company and to be set forth on the Chancery List (as defined below), will be entitled to receive the fair value of his, her or its Shares exclusive of any element of value arising from the accomplishment or expectation of the Mergers, as determined by the Court, together with interest, if any, to be paid upon the amount determined to be the fair value.

When a merger agreement is approved by written consent without a meeting pursuant to Section 228 of the DGCL, as is the case with the Merger Agreement, Section 262 requires that either a constituent corporation before, or the surviving corporation within 10 days after, the effective date of the merger notify each stockholder of the constituent corporation who is entitled to appraisal rights, that appraisal rights are available for any and all shares thereof and must include in each such notice a copy of Section 262 or information directing the stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. Such notice may, and if given on or after the effective date of the merger must, also notify the stockholders of the effective date of the merger.

THIS INFORMATION STATEMENT CONSTITUTES THE OFFICIAL NOTICE OF APPRAISAL RIGHTS UNDER SECTION 262. COMPANY STOCKHOLDERS SHOULD NOT EXPECT TO RECEIVE ANY ADDITIONAL NOTICE WITH RESPECT TO THE DEADLINE FOR DEMANDING APPRAISAL RIGHTS.

Any stockholder or beneficial owner entitled to appraisal rights may, within 20 days after the date of mailing of this information statement, demand in writing from the Company or the Surviving Company, as applicable, an appraisal of his, her or its Shares. Such demand will be sufficient if it reasonably informs the Company or the Surviving Company, as applicable, of the identity of the stockholder making such demand and that the stockholder intends thereby to demand an appraisal of the fair value of his, her or its Shares. Failure to make such a demand on or before the expiration of such 20-day period will result in the loss of the stockholder’s or beneficial owner’s appraisal rights. For clarity, such 20-day period will begin to run on the date of mailing of this information statement. This information statement is dated January 15, 2025 and is being mailed to stockholders on January 15, 2025.

A stockholder or beneficial owner who elects to exercise appraisal rights must mail or deliver the written demand for appraisal to the following address or email the demand to the following email address:

Endeavor Group Holdings, Inc.

9601 Wilshire Boulevard, 3rd Floor

Beverly Hills, CA 90210

(310) 285-9000

Attention: Courtney Braun

Email:     cbraun@endeavorco.com

The demand for appraisal should be executed by or for the stockholder or beneficial owner, fully and correctly, and must reasonably inform the Surviving Company of the identity of such stockholder or beneficial owner, and must state that such person intends thereby to demand appraisal of his, her or its Shares. In addition, in the case of a demand for appraisal of such beneficial owner, the demand must also (a) reasonably identify the holder of record of the shares for which the demand is made, (b) be accompanied by documentary evidence of the beneficial owner’s ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be and (c) provide an address at which such beneficial owner consents to receive notices given by the Surviving Company under Section 262 of the DGCL and the Chancery List. If the Shares are owned of record or beneficially owned in a fiduciary capacity, such as by a trustee, guardian or custodian, the demand should be made in that capacity, and if the Shares are owned of record or beneficially owned by more than one person, as in a joint tenancy or tenancy in common, the demand must be made by or for all owners of record or beneficial owners. An authorized agent, including one or more joint owners or beneficial owners, may execute the demand for appraisal for a holder of record or beneficial owner; however, such agent must identify the record owner or owners or beneficial owner or beneficial owners, respectively, and expressly disclose in such demand that the authorized agent is acting as agent for the record owner or owners or beneficial owner or beneficial owners, as applicable, of such Shares. A record holder such as a broker who holds Shares as a nominee for several beneficial owners may exercise appraisal rights on behalf of one or more beneficial owners with respect to the Shares held for such beneficial owner or owners while not exercising such rights with respect to the Shares held for other beneficial owners. In such case, the written demand for appraisal should set forth the number of Shares covered by such demand. Unless a demand for appraisal specifies a number of Shares, such demand will be presumed to cover all Shares held in the name of such record holder.

Within 10 days following the Effective Time, the Company, as the Surviving Company, must notify each stockholder or beneficial owner who is entitled to appraisal rights of the date that the Mergers have become effective; provided, however, that if such notice is sent more than 20 days following the sending of this information statement, such notice need only be sent to each stockholder or beneficial owner who is entitled to appraisal rights and who has demanded appraisal of his, her or its Shares in accordance with Section 262.

At any time within 60 days after the Effective Time, any person who is entitled to appraisal rights who has not commenced an appraisal proceeding or joined such a proceeding as a named party may withdraw his, her or its demand for appraisal in respect of some or all of such person’s shares and accept the applicable portion of the Company Merger Consideration under the Merger Agreement by delivering to the Company a written withdrawal of the demand for appraisal. Thereafter, the written approval of the Surviving Company will be needed for such a withdrawal.

Once a petition for appraisal is filed, the appraisal proceeding may not be dismissed as to any person without the approval of the Court, with such approval conditioned upon such terms as the Court deems just; provided, however, that the foregoing shall not affect the right of any person who has not commenced an appraisal proceeding or joined such a proceeding as a named party to withdraw such person’s demand for appraisal and accept the applicable portion of the Company Merger Consideration under the Merger Agreement within 60 days after the Effective Time.

Within 120 days after the Effective Time, but not thereafter, the Surviving Company and any stockholder or beneficial owner who has complied with Section 262 and who is otherwise entitled to appraisal rights may commence an appraisal proceeding by filing a petition in the Court demanding a determination of the fair value of the Shares held by all persons entitled to appraisal. A stockholder or beneficial owner demanding appraisal must serve a copy of the petition on the Surviving Company. If, within 120 days after the Effective Time, no petition has been filed as provided above, all rights to appraisal will cease and any stockholder or beneficial owner that previously demanded appraisal will become entitled only to such person’s applicable Company Merger Consideration under the Merger Agreement. The Company is not obligated and does not currently intend to file a petition. It is the obligation of the stockholders and beneficial owners to initiate all necessary petitions to perfect their appraisal rights in respect of shares of Company capital stock within the time prescribed in Section 262 and the failure of a stockholder or beneficial owner to file such a petition within the period specified in Section 262 could nullify such holder of Company Common Stock’s previous written demand for appraisal.

In addition, any stockholder or beneficial owner entitled to appraisal rights that has made a demand for appraisal in accordance with Section 262 is entitled, within 120 days after the Effective Time and upon written request to the Surviving Company, to receive from the Surviving Company a statement setting forth the aggregate number of Shares not consented in writing in favor of the Mergers and with respect to which demands for appraisal have been received, and the aggregate number of stockholders and beneficial owners of such Shares (provided that, in the case of a demand made by a beneficial owner in such person’s name, the record holder of such Shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). The statement must be mailed within 10 days after such written request has been received by the Surviving Company or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later.

Upon the filing of a petition by a stockholder or beneficial owner, service of a copy of such a petition shall be made upon the Surviving Company. The Surviving Company shall be required to, within 20 days after such service, file in the office of the Register in Chancery in which the petition was filed, a duly verified list containing the names and addresses of all persons who have demanded appraisal of their Shares and with whom the Surviving Company has not reached agreements as to the value of such Shares (the “Chancery List”). The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the Surviving Company and to all such persons set forth on the Chancery List at the addresses therein stated.

At the hearing on such petition, the Court shall determine those persons who have complied with Section 262 and who have become entitled to the appraisal rights provided thereby. The Delaware Court of Chancery may require that persons who have demanded an appraisal for their Shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings. The Delaware Court of Chancery may dismiss the proceedings as to any holder of Company Common Stock who does not comply with such direction. The Delaware Court of Chancery will dismiss appraisal proceedings as to all stockholders and beneficial owners of Class A Common Stock who assert appraisal rights unless (a) the total number of shares of Class A Common Stock held by the stockholders or beneficial owners who have become entitled to appraisal rights as determined by the Court exceeds one percent (1%) of the outstanding shares of Class A Common Stock eligible for appraisal or (b) the value of the Company Merger Consideration for such shares of Class A Common Stock entitled to appraisal exceeds $1 million.

After determining the persons entitled to appraisal, the appraisal proceeding will be conducted in accordance with the rules of the Court, including any rules specifically governing appraisal proceedings. The Delaware Court of Chancery shall determine the fair value of the Shares as of the Effective Time, taking into account all relevant factors, exclusive of any element of value arising from the accomplishment or expectation of the Mergers, together with any interest, to be paid, if any, upon the amount determined to be the fair value. Unless the Court, in its discretion, determines otherwise for good cause shown, and except as otherwise provided in Section 262, interest from the Effective Time through the date of payment of the judgment shall be compounded quarterly and shall accrue at five percent (5%) over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the Surviving Company may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue after such payment only on the sum of (1) the difference, if any, between the amount so paid and the fair value of the Shares as determined by the Court and (2) interest theretofore accrued, unless paid by the Surviving Company at that time.

Upon application by the Surviving Company or any person entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to appraisal. Any person whose name appears on the Chancery List may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262.

When the fair value of the Company Common Stock is determined, the Court will direct the payment of such value, with interest thereon, if any, by the Surviving Company to the persons entitled thereto.

Stockholders and beneficial owners should be aware that no representation is made as to the outcome of the appraisal of fair value as determined by the Court, and stockholders and beneficial owners should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the applicable Company Merger Consideration that they are otherwise entitled to receive under the terms of the Merger Agreement. The Company does not anticipate offering more than the per share portion of the Company Merger Consideration to any stockholder or beneficial owner exercising appraisal rights and reserves the right to assert, in any appraisal proceeding, that, for purposes of Section 262, the “fair value” of the relevant Shares is less than the applicable Company Merger Consideration.

In determining the fair value, the Court is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “fair price obviously requires consideration of all relevant factors involving the value of a company”. The Delaware Supreme Court has stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other factors which were known or which could be ascertained as of the date of the merger which throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the Merger”. In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value”, but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court construed Section 262 to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered”.

The costs of the proceeding (which exclude attorneys’ fees and expenses of experts) may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a person whose name appears on the Chancery List who participated in the proceeding and incurred expenses in connection therewith, the Court may order all or a portion of the expenses so incurred, including, without limitation, reasonable attorneys’ fees and fees and expenses of experts, to be charged pro rata against the value of all Shares entitled to appraisal. Determinations by the Court are subject to appellate review by the Delaware Supreme Court.

If no petition for appraisal is filed within 120 days after the Effective Time, or if the stockholder or beneficial owner otherwise fails to perfect, successfully withdraws or loses such person’s right to appraisal, then the right of that person to appraisal will cease and that person’s shares will be deemed to have been converted at the Effective Time into the right to receive the applicable Company Merger Consideration.

From and after the Effective Time, no person who has demanded appraisal rights under Section 262 will be entitled to vote such person’s Shares for any purpose or to receive payment of dividends or other distributions in respect of such Shares (except dividends or other distributions payable to holders of Company Common Stock of record at a date which is prior to the Effective Time).

STOCKHOLDERS AND BENEFICIAL OWNERS CONSIDERING SEEKING TO EXERCISE THEIR APPRAISAL RIGHTS SHOULD BE AWARE THAT THE FAIR VALUE OF THEIR SHARES OF COMPANY COMMON STOCK AS DETERMINED UNDER SECTION 262 COULD BE MORE THAN, THE SAME AS OR LESS THAN THE CONSIDERATION THEY WOULD RECEIVE PURSUANT TO THE MERGERS IF THEY DID NOT SEEK APPRAISAL OF THEIR SHARES OF COMPANY COMMON STOCK. FAILURE TO COMPLY STRICTLY WITH ALL OF THE PROCEDURES SET FORTH IN SECTION 262 WILL RESULT IN A LOSS OF STATUTORY APPRAISAL RIGHTS. CONSEQUENTLY, AND IN VIEW OF THE COMPLEXITY OF THE PROVISIONS OF SECTION 262, ANY STOCKHOLDER OR BENEFICIAL OWNER WISHING TO EXERCISE APPRAISAL RIGHTS IS URGED TO CONSULT THEIR LEGAL AND FINANCIAL ADVISORS BEFORE ATTEMPTING TO EXERCISE SUCH RIGHTS.

TO THE EXTENT THERE ARE ANY INCONSISTENCIES BETWEEN THE FOREGOING SUMMARY AND SECTION 262, SECTION 262 WILL GOVERN.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and accompanying footnotes set forth information with respect to the beneficial ownership of our Class A Common Stock, Class X Common Stock and Class Y Common Stock as of September 30, 2024 unless otherwise indicated below, by:

•	each person known by us to beneficially own more than 5% of our outstanding shares of our Class A Common Stock, Class X Common Stock and Class Y Common Stock;

•	each of our named executive officers and directors; and

•	all our executive officers and directors as a group.

The amounts and percentages of Class A Common Stock, Class X Common Stock and Class Y Common Stock beneficially owned are reported on the basis of the regulations of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days of September 30, 2024, provided that any person who acquires any such right with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise of such right. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities.

The beneficial ownership of our voting securities is based on 307,864,479 shares of our Class A Common Stock, 160,244,257 shares of our Class X Common Stock and 216,020,232 shares of our Class Y Common Stock issued and outstanding as of September 30, 2024. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, warrants or other rights held by such person that are currently exercisable or that will become exercisable or will otherwise vest within 60 days of September 30, 2024 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Name and Address of Beneficial Owner	Class A Common Stock Owned (on a fully exchanged basis)(1)		Class X Common Stock Owned(2)		Class Y Common Stock Owned(3)		Combined Voting Power(4)
	Number	%	Number	%	Number	%	%
Greater than 5% Equityholders
Executive Holdcos(5)(10)	27,546,626	5.9%	27,546,626	17.2%	27,546,626	12.8%	12.1%
Silver Lake Equityholders(6)(10)	174,114,556	37.2%	82,138,074	51.3%	169,392,221	78.4%	74.4%
Jasmine Ventures Pte Ltd(7)	21,038,712	4.5%	—	—	—	—	*
Canada Pension Plan Investment Board(8)	21,038,712	4.5%	—	—	—	—	*
Ameriprise Financial(9)	15,721,777	3.4%	—	—	—	—	*
Directors and Named Executive Officers
Ariel Emanuel(5)(10)(11)	39,531,090	8.4%	37,699,843	23.5%	37,699,843	17.5%	16.6%
Patrick Whitesell(5)(10)(12)	36,547,591	7.8%	36,474,794	22.8%	36,474,794	16.9%	16.0%
Mark Shapiro(13)	1,548,258	*	88,764	*	—	—	*
Jason Lublin(14)	740,243	*	7,982	*	—	—	*
Seth Krauss(15)	258,356	*	56,586	*	—	—	*
Egon Durban(6)(10)	174,114,556	37.2%	82,138,074	51.3%	169,392,221	78.4%	74.4%
Stephen Evans	—	—	—	—	—	—	—
Fawn Weaver	24,726	*	—	—	—	—	*
Ursula Bums	23,284	*	—	—	—	—	*
Jacqueline Reses	23,103	*	—	—	—	—	*
All directors and executive officers as a group
(10 persons)(16)	225,264,581	47.6%	128,919,417	80.4%	216,020,232	100.0%	94.9%

*	Less than 1%
(1)

Each member of OpCo (other than Manager) that holds OpCo Membership Interests and an equal number of shares of Class X Common Stock has the right to cause OpCo to redeem their OpCo Membership Interests (and paired shares of Class X Common Stock) in exchange for, at our election (subject to certain exceptions), either cash (based on the market price of a share of our Class A Common Stock) or shares of our Class A Common Stock, which redemption may at the Company’s election be effected as a direct purchase by the Company in exchange for Class A Common Stock. In addition, certain entities and individuals hold OpCo Profits Units and an equal number of shares of Class X Common Stock, which may be exchanged into OpCo Membership Interests based on their in—  the—  money value at the time of such exchange, and subsequently redeemed for, at our election (subject to certain exceptions), either cash (based on the market price of a share of our Class A Common Stock) or shares of our Class A Common Stock. Each member of Manager (other than us) holds common interest units in Manager (“Manager Units”) and an equal number of shares of Class X Common Stock. Each such member of Manager has the right to cause Manager to redeem their Manager Units (and paired shares of Class X Common Stock) for, at our election, either cash (based on the market price of a share of our Class A Common Stock) or shares of our Class A Common Stock, which redemption may at the Company’s election be effected as a direct purchase of Manager Units in exchange for its Class A Common Stock or cash (based on the market price of a share of Class A Common Stock). The numbers of shares of Class A Common Stock beneficially owned and percentages of beneficial ownership set forth in the table assume that all OpCo Membership Interests, OpCo Profits Units and Manager Units have been redeemed or exchanged for shares of Class A Common Stock.

(2)

Each member of OpCo (other than Manager) and each member of Manager that holds OpCo Membership Interests or Manager Units, as applicable, and an equal number of shares of Class X Common Stock has the right at any time to cause OpCo or Manager, as applicable, to redeem their OpCo Membership Interests or Manager Units, as applicable (and paired shares of Class X Common Stock), for, at our election (subject to certain exceptions), either cash (based on the market price of a share of our Class A Common Stock) or shares of our Class A Common Stock.

(3)

Each member of OpCo (other than Manager) that holds OpCo Membership Interests and an equal number of shares of Class X Common Stock has the right to cause OpCo to redeem their OpCo Membership Interests (and paired shares of Class X Common Stock) for, at our election (subject to certain exceptions), either cash (based on the market price of a share of our Class A Common Stock) or shares of our Class A Common Stock. Upon the disposition of the Class A Common Stock received by members of OpCo from the exchange of their OpCo Membership Interests (and paired shares of Class X Common Stock), or a Triggering Event, any paired shares of Class Y Common Stock will be cancelled/redeemed for no consideration.

(4)

Percentage of combined voting power represents voting power with respect to all shares of our Class A Common Stock, Class X Common Stock and Class Y Common Stock, voting together as a single class. Each holder of Class Y Common Stock is entitled to 20 votes per share, and each holder of Class A Common Stock and Class X Common Stock is entitled to one vote per share on all matters submitted to our stockholders for a vote. The holders of our Class A Common Stock, Class X Common Stock and Class Y Common Stock vote together as a single class on all matters submitted to stockholders for their vote or approval, except as required by applicable law. Our Class X Common Stock and Class Y Common Stock do not have any of the economic rights (including rights to dividends and distributions upon liquidation) associated with our Class A Common Stock.

(5)

Based on information contained in the Schedule 13D/A filed by the Executive Holdcos on April 2, 2024 and information known to the Company, consists of 27,824,554 shares of Class X Common Stock and Class Y Common Stock (and an equal number of shares of Class A Common Stock issuable upon the exchange of 24,551,053 OpCo Membership Interests and 3,273,501 OpCo Profits Units) held by the Executive Holdcos. As the members of the executive committee of the Executive Holdcos, each of Messrs. Emanuel and Whitesell may be deemed to share beneficial ownership of all the shares held by the Executive Holdcos. The address of each member of Executive Holdcos is 9601 Wilshire Boulevard, 3rd Floor, Beverly Hills, CA 90210.

(6)

Based solely on information contained in the Schedule 13D/A filed by Silver Lake Group, L.L.C. on March 29, 2024, West HoldCo is the record holder of (i) 495,494 shares of Class A Common Stock and (ii) 82,138,074 OpCo Membership Interests and an equal number of paired shares of Class X Common Stock and an equal number of shares of Class Y Common Stock; and West HoldCo II (together with West HoldCo, the “HoldCos”) is the record holder of 91,480,988 shares of Class A Common Stock and 87,254,147 shares of Class Y Common Stock. Egon Durban is the managing member of Silver Lake West VoteCo, L.L.C., which is the general partner of the HoldCos. The principal office of Mr. Durban and each of the entities identified in this footnote is c/o Silver Lake, 2775 Sand Hill Road, Suite 100, Menlo Park, California 94025.

(7)

Based solely on information contained in the Schedule 13G filed by GIC Private Ltd. on February 8, 2022, Jasmine Ventures Pte Ltd. shares the power to vote and the power to dispose of these shares with GIC Special Investments Pte. Ltd. (“GIC SI”), and GIC Private Limited (“GIC”), both of which are private limited companies incorporated in Singapore. GIC SI is wholly owned by GIC and is the private equity investment arm of GIC. GIC is wholly owned by the Government of Singapore and was set up with the sole purpose of managing Singapore’s foreign reserves. In accordance with Rule 13d-3 under the Exchange Act, this stockholder would be deemed to beneficially own more than five percent of Class A Common Stock without giving effect to the redemption or exchange of equity discussed in footnote 1. The business address for Jasmine Ventures Pte Ltd. is 168 Robinson Road, #37-01 Capital Tower, Singapore 068912.

(8)

Based solely on information contained in the Schedule 13G filed by Canada Pension Plan Investment Board (“CPPIB”) on February 14, 2022, CPPIB, through its wholly owned subsidiary CPP Investment Board (USRE III) Inc., beneficially owns 21,037,712 shares of Class A Common Stock. None of the members of our Board of Directors has sole voting or dispositive power with respect to the shares of Company Common Stock beneficially owned by CPPIB. In accordance with Rule 13d-3 under the Exchange Act, this stockholder would be deemed to beneficially own more than five percent of Class A Common Stock without giving effect to the redemption or exchange of equity discussed in footnote 1. The address of CPPIB is Canada Pension Plan Investment Board, One Queen Street East, Suite 2500, Toronto, Ontario, M5C 2W5, Canada.
(9)

Based solely on information contained in the Schedule 13G filed by Ameriprise Financial, Inc. (“Ameriprise Financial”) on February 14, 2024, Ameriprise Financial beneficially owns 15,721,777 shares of Class A Common Stock and has shared voting power over 15,282,049 shares of Class A Common Stock and shared dispositive power over 15,721,777 shares of Class A Common Stock. The address of Ameriprise Financial is 145 Ameriprise Financial Center, Minneapolis, MN 55474.

(10)

As a result of the Stockholders Agreement entered into in connection with the IPO (the “Stockholders Agreement”), Executive Holdcos, the Silver Lake Equityholders and Messrs. Emanuel and Whitesell may be deemed to be a group for purposes of Section 13(d) of the Exchange Act. Each of Executive Holdcos, the Silver Lake Equityholders and Messrs. Emanuel and Whitesell disclaims beneficial ownership of any shares which may be deemed beneficially owned solely by reason of the Stockholders Agreement.

(11)

Includes (i) 10,153,217 shares of Class X Common Stock and Class Y Common Stock (and an equal number of shares of Class A Common Stock issuable upon the exchange of 4,193,328 OpCo Membership Interests and 5,959,889 OpCo Profits Units) beneficially owned by Mr. Emanuel and (ii) 1,807,437 shares of Class A Common Stock beneficially owned by Mr. Emanuel and held through his personal revocable trust for which he is acting as sole trustee and is sole lifetime beneficiary, as described in the Schedule 13D/A filed by Mr. Emanuel on April 2, 2024, which have been pledged as collateral for a revolving line of credit agreement.

(12)

Includes (i) 8,928,168 shares of Class X Common Stock and Class Y Common Stock (and an equal number of shares of Class A Common Stock issuable upon the exchange of 2,968,279 OpCo Membership Interests), (ii) 5,959,889 Endeavor Profits Units beneficially owned by Mr. Whitesell and held through his personal revocable trust for which he is acting as sole trustee and is sole lifetime beneficiary, together with his equity interests in the Executive Holdcos held of record by such trust, as described in the Schedule 13D/A filed by Mr. Whitesell on April 2, 2024, which Mr. Whitesell has pledged as collateral for a revolving line of credit agreement, and (iii) 72,797 shares of Class A Common Stock beneficially owned by Mr. Whitesell and held through his personal revocable trust for which he is acting as sole trustee and is sole lifetime beneficiary, as described in the Schedule 13D/A filed by Mr. Whitesell on April 2, 2024.

(13)	Includes 1,356,528 shares of Class A Common Stock underlying stock options held by Mr. Shapiro that have vested as of June 30, 2024.
(14)	Includes 602,074 shares of Class A Common Stock underlying stock options held by Mr. Lublin that have vested as of June 30, 2024.
(15)	Includes 133,850 shares of Class A Common Stock underlying stock options held by Mr. Krauss that have vested as of June 30, 2024.
(16)

Includes (i) 129,197,345 shares of Class X Common Stock and Class Y Common Stock (and an equal number of shares of Class A Common Stock issuable upon the exchange of 114,004,066 OpCo Membership Interests and 15,193,279 OpCo Profits Units) and (ii) 2,092,452 shares of Class A Common Stock underlying stock options that are vested.

HOUSEHOLDING

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for information statements and notices with respect to two or more stockholders sharing the same address by delivering a single information statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding”, provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household information statement materials, delivering a single information statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate information statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this information statement by contacting Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information about issuers, such as us, who file electronically with the SEC. The address of that website is http://www.sec.gov. Stockholders can also obtain free copies of our SEC filings through the “SEC Filings” section of the Company’s website at https://investor.endeavorco.com/financials/sec-filings/default.aspx. Our website address is being provided as an inactive textual reference only. The information provided on, or accessible through, our website, other than the copies of the documents listed or referenced below that have been or will be filed with the SEC, is not part of this information statement, and therefore is not incorporated herein by reference.

The SEC allows the Company to “incorporate by reference” information that it files with the SEC in other documents into this information statement. This means that the Company may disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this information statement. This information statement and the information that the Company files later with the SEC may update and supersede the information incorporated by reference. Such updated and superseded information will not, except as so modified or superseded, constitute part of this information statement.

The Company incorporates by reference in this information statement the following documents filed by it with the SEC under the Exchange Act (except for any portions of the Company’s Current Reports on Form 8-K furnished pursuant to Item 2.02 and/or Item 7.01 thereof and any corresponding exhibits thereto not filed with the SEC):

Company Filings:	Periods:
Annual Report on Form 10-K	Fiscal Year ended December 31, 2023
Quarterly Reports on Form 10-Q	Fiscal Quarters ended March 31, 2024, ended June 30, 2024 and ended September 30, 2024
Current Reports on Form 8-K	Filed with SEC on April 3, 2024, April 8, 2024, June 14, 2024, September 13, 2024, September 20, 2024, October 24, 2024, October 24, 2024, November 12, 2024, November 21, 2024 and December 16, 2024
Definitive Proxy Statement on Schedule 14A	Filed with SEC on April 25, 2024

The Company undertakes to provide without charge to each person to whom a copy of this information statement has been delivered, upon written or oral request, by first-class mail or other equally prompt means within one business day of receipt of such request, a copy of any or all of the documents incorporated by reference in this information statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this information statement incorporates. You may request a copy of these filings by writing or telephoning us at the following address:

Endeavor Group Holdings, Inc.

9601 Wilshire Boulevard, 3rd Floor

Beverly Hills, CA 90210

(310) 285-9000

The Parent Entities and Merger Subs have supplied, and the Company has not independently verified, the information in this information statement relating to the Parent Entities and Merger Subs.

Stockholders should not rely on information that purports to be made by or on behalf of the Company other than that contained in or incorporated by reference in this information statement. The Company has not authorized anyone to provide information on behalf of the Company that is different from that contained in this information statement. This information statement is dated January 15, 2025. No assumption should be made that the information contained in this information statement is accurate as of any date other than that date, and the mailing of this information statement will not create any implication to the contrary.

Annex A

AGREEMENT AND PLAN OF MERGER

by and among

WILDCAT EGH HOLDCO, L.P.,

WILDCAT OPCO HOLDCO, L.P.,

WILDCAT PUBCO MERGER SUB, INC.,

WILDCAT MANAGER MERGER SUB, L.L.C.,

WILDCAT OPCO MERGER SUB, L.L.C.,

ENDEAVOR EXECUTIVE HOLDCO, LLC,

ENDEAVOR EXECUTIVE II HOLDCO, LLC,

ENDEAVOR EXECUTIVE PIU HOLDCO, LLC,

ENDEAVOR GROUP HOLDINGS, INC.,

ENDEAVOR MANAGER, LLC

and

ENDEAVOR OPERATING COMPANY, LLC

Dated as of April 2, 2024

A-i

4.25	Information Supplied	A-47
4.26	No Other Representations or Warranties	A-47

ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE PARENT ENTITIES AND THE MERGER SUBS		A-48

5.01	Organization and Qualification	A-48
5.02	Organizational Documents	A-48
5.03	Authority; Binding Nature of Agreement	A-48
5.04	No Conflict; Required Filings and Consents	A-48
5.05	Legal Proceedings; Orders	A-49
5.06	Operations of the Parent Entities and the Merger Subs	A-49
5.07	Financing	A-49
5.08	Solvency	A-51
5.09	Brokers	A-51
5.10	Stockholder and Management Arrangements	A-51
5.11	No Vote of Parent Entity Partners or Members	A-52
5.12	Information Supplied	A-52
5.13	Non-Reliance on Estimates, Projections, Forecasts, Forward-Looking Statements and Business Plans	A-52
5.14	Guarantee	A-52
5.15	No Other Representations or Warranties	A-53

ARTICLE VI CONDUCT OF BUSINESS PENDING THE MERGERS		A-53

6.01	Conduct of Business by the Company Entities Pending the Mergers	A-53
6.02	Control of Operations	A-58

ARTICLE VII ADDITIONAL AGREEMENTS		A-58

7.01	Written Consent; Schedule 13e-3; Information Statement	A-58
7.02	Access to Information; Confidentiality	A-60
7.03	No Solicitation	A-61
7.04	Directors’ and Officers’ Indemnification and Insurance	A-65
7.05	Further Action	A-66
7.06	Obligations of the Parent Entities with respect to the Merger Subs and the Surviving Entities	A-68
7.07	Public Announcements	A-69
7.08	Transfer Taxes	A-69
7.09	Stock Exchange De-Listing	A-69
7.10	Stockholder Litigation	A-70
7.11	Takeover Laws; Section 16 Matters	A-70
7.12	Financing Cooperation	A-70
7.13	Financing	A-73
7.14	Payoff Letters	A-75
7.15	Pre-Closing Restructuring	A-76
7.16	Asset Sales	A-76
7.17	Certain Tax Matters	A-77
7.18	Employment Matters	A-78
7.19	Dividend Matters	A-79

ARTICLE VIII CONDITIONS TO THE MERGERS		A-80

8.01	Conditions to the Obligations of Each Party	A-80
8.02	Conditions to the Obligations of the Parent Entities and the Merger Subs	A-80
8.03	Conditions to the Obligations of the Company Entities	A-81

A-ii

ARTICLE IX TERMINATION		A-82

9.01	Termination	A-82
9.02	Notice of Termination; Effect of Termination	A-83
9.03	Fees and Expenses	A-83

ARTICLE X GENERAL PROVISIONS		A-85

10.01	Non-Survival of Representations, Warranties and Agreements	A-85
10.02	Notices	A-85
10.03	Interpretation and Rules of Construction	A-87
10.04	Severability	A-88
10.05	Entire Agreement	A-88
10.06	Assignment	A-88
10.07	Parties in Interest	A-88
10.08	Specific Performance	A-89
10.09	Governing Law	A-90
10.10	Waiver of Jury Trial	A-90
10.11	Amendment	A-90
10.12	Waiver	A-90
10.13	Company Disclosure Letter	A-91
10.14	Non-Recourse	A-91
10.15	Counterparts	A-91
10.16	Debt and Preferred Equity Financing Sources	A-91
10.17	Company Subsidiaries	A-93
10.18	Designated Individuals	A-94
10.19	Certain Special Committee Matters	A-94

Exhibits

Exhibit A	-	Form of Voting and Support Agreement
Exhibit B	-	Form of Surviving Company Certificate of Incorporation
Exhibit C	-	Form of Written Consent

A-iii

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER, dated as of April 2, 2024 (this “Agreement”), by and among Wildcat EGH Holdco, L.P., a Delaware limited partnership (“Holdco Parent”), Wildcat OpCo Holdco, L.P., a Delaware limited partnership (“OpCo Parent” and, together with Holdco Parent, the “Parent Entities” and each, a “Parent Entity”), Wildcat PubCo Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Holdco Parent (“Company Merger Sub”), Wildcat Manager Merger Sub, L.L.C., a Delaware limited liability company and wholly-owned subsidiary of Company Merger Sub (“Manager Merger Sub”), Wildcat OpCo Merger Sub, L.L.C., a Delaware limited liability company and wholly-owned subsidiary of OpCo Parent (“OpCo Merger Sub” and, together with Manager Merger Sub and Company Merger Sub, the “Merger Subs” and each, a “Merger Sub”), Endeavor Executive Holdco, LLC, a Delaware limited liability company (“Executive Holdco”), Endeavor Executive II Holdco, LLC, a Delaware limited liability company (“Executive II Holdco”), Endeavor Executive PIU Holdco, LLC, a Delaware limited liability company (together with Executive Holdco and Executive II Holdco, the “Executive Holdcos”), Endeavor Group Holdings, Inc., a Delaware corporation (the “Company”), Endeavor Manager, LLC, a Delaware limited liability company and subsidiary of the Company (“Manager”), Endeavor Operating Company, LLC, a Delaware limited liability company and a subsidiary of Manager and indirect subsidiary of the Company (“OpCo” and, together with the Company and Manager, the “Company Entities” and each, a “Company Entity”).

RECITALS

WHEREAS, upon the terms and subject to the conditions of this Agreement and in accordance with the applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”) and the Delaware Limited Liability Company Act (the “DLLCA”), the Parent Entities, the Merger Subs and the Company Entities have agreed to enter into a business combination transaction pursuant to which (a) (i) on the Closing Date, OpCo Merger Sub will be merged with and into OpCo, (ii) the separate limited liability company existence of OpCo Merger Sub will thereupon cease and (iii) OpCo will continue as the surviving company, collectively owned, directly or indirectly, by OpCo Parent, Manager and certain Rollover Holders (the “OpCo Merger”), (b) immediately following the OpCo Merger, Manager Merger Sub will be merged with and into Manager, (ii) the separate limited liability company existence of Manager Merger Sub will thereupon cease and (iii) Manager will continue as the surviving company, wholly-owned by the Company (the “Manager Merger”) and (c) (i) immediately following the Manager Merger, Company Merger Sub will be merged with and into the Company, (ii) the separate corporate existence of Company Merger Sub will thereupon cease and (iii) the Company will continue as the surviving corporation, collectively owned, directly or indirectly, by Holdco Parent or certain Rollover Holders (the “Company Merger” and, together with the Manager Merger and the OpCo Merger, the “Mergers” and, together with the other transactions contemplated by this Agreement, collectively, the “Transactions”);

WHEREAS the Executive Committee of the Company (the “Executive Committee”) established a special committee of the board of directors of the Company consisting of independent and disinterested directors (the “Special Committee”) to, among other things, review, evaluate and negotiate this Agreement and the Transactions and, if the Special Committee deems appropriate, recommend that the Executive Committee approves the execution and delivery of this Agreement by the Company;

WHEREAS the Special Committee has unanimously (a) determined that this Agreement and the Transactions, including the Mergers, on the terms and subject to the conditions set forth herein, are advisable, fair to and in the best interests of the Company and its Public Stockholders and (b) recommended that the Executive Committee (i) approves this Agreement and the Transactions, including the Mergers, and (ii) recommends adoption and approval of this Agreement and the Transactions, including the Mergers, to the stockholders of the Company (such recommendation, the “Special Committee Recommendation”);

WHEREAS, the Executive Committee has, acting upon the Special Committee Recommendation, unanimously (a) determined that this Agreement and the Transactions are fair to and in the best interests of the Company and its stockholders, including the Public Stockholders, (b) approved and declared advisable this Agreement and the Transactions, (c) authorized and approved the execution, delivery and performance by the Company of this Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth herein and (d) recommended the adoption of this Agreement by the stockholders of the Company (the “Executive Committee Recommendation”);

WHEREAS, the Company has, in its capacity as the managing member of Manager and owner of a majority of the outstanding Manager Membership Interests, (a) determined that this Agreement and the Transactions are fair to and in the best interests of Manager and its members, (b) approved and declared advisable this Agreement and the Transactions and (c) approved the execution, delivery and performance by Manager of this Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth herein;

WHEREAS, Manager has, in its capacity as the managing member of OpCo and owner of a majority of the outstanding OpCo Membership Interests, (a) determined that this Agreement and the Transactions are fair to and in the best interests of OpCo and its members, (b) approved and declared advisable this Agreement and the Transactions and (c) approved the execution, delivery and performance by OpCo of this Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth herein;

WHEREAS, the boards of directors of the Executive Holdcos have (a) determined that this Agreement and the Transactions are fair to and in the best interests of the Executive Holdcos and their members, (b) approved and declared advisable this Agreement and the Transactions and (c) approved the execution, delivery and performance by the Executive Holdcos of this Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth herein;

WHEREAS, the Board of Directors of Company Merger Sub has (a) determined that this Agreement and the Transactions are fair to and in the best interests of Merger Sub and its sole stockholder, (b) approved and declared advisable this Agreement and the Transactions, (c) authorized and approved the execution, delivery and performance by Company Merger Sub of this Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth herein and (d) resolved, subject to the terms of this Agreement, to recommend the adoption of this Agreement by the sole stockholder of Company Merger Sub;

WHEREAS, the general partner of Holdco Parent has (a) determined that this Agreement and the Transactions are fair to and in the best interests of Holdco Parent and its partners, (b) approved and declared advisable this Agreement and the Transactions and (c) approved the execution, delivery and performance by Holdco Parent of this Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth herein;

WHEREAS, the general partner of OpCo Parent has (a) determined that this Agreement and the Transactions are fair to and in the best interests of OpCo Parent and its partners, (b) approved and declared advisable this Agreement and the Transactions, (c) approved the execution, delivery and performance by OpCo Parent of this Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth herein and (d) caused OpCo Parent, as the sole member of OpCo Merger Sub, to adopt this Agreement in such capacity;

WHEREAS, OpCo Parent, in its capacity as the managing member of OpCo Merger Sub, has (a) determined that this Agreement and the Transactions are fair to and in the best interests of OpCo Merger Sub and its member, (b) approved and declared advisable this Agreement and the Transactions and (c) approved the execution, delivery and performance by OpCo Merger Sub of this Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth herein;

WHEREAS, Holdco Parent, in its capacity as the managing member of Manager Merger Sub, has (a) determined that this Agreement and the Transactions are fair to and in the best interests of Manager Merger Sub, (b) approved and declared advisable this Agreement and the Transactions and (c) approved the execution, delivery and performance by Manager Merger Sub of this Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth herein;

WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition and inducement to the Parent Entities’ willingness to enter into this Agreement, the holders of Shares or OpCo Membership Interests set forth on Section 1.01 of the Company Disclosure Letter (which may be updated by the Parent Entities following the date hereof to add holders who may enter into Rollover Agreements after the date hereof; provided that any such updates are promptly provided to the Company Entities) (collectively, the “Rollover Holders”) are entering into Rollover Agreements with the Parent Entities, pursuant to which each Rollover Holder has agreed, subject to the terms and conditions set forth therein, that certain of their OpCo Membership Interests or certain of their OpCo Profits Units, in each case specified in accordance with such Rollover Holder’s Rollover Agreement, will remain outstanding in the OpCo Merger (collectively, the “Rollover Units”) or certain of their Shares specified in accordance with such Rollover Holder’s Rollover Agreement will remain outstanding in the Company Merger (the “Rollover Shares”);

WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition and inducement to the Company Entities’ willingness to enter into this Agreement, the Parent Entities have (a) entered into the Equity Commitment Letter with the Equity Investors, and the Debt Commitment Letter with the Debt Financing Sources party thereto, with the Equity Commitment Letter and the Debt Commitment Letter providing the Required Amount, (b) entered into the Guarantee with the Guarantors and (c) delivered to the Company Entities executed copies of each of the Equity Commitment Letter, the Debt Commitment Letter and the Guarantee;

WHEREAS, upon consummation of the Company Merger, each share of Company Common Stock issued and outstanding immediately prior to the Company Merger Effective Time, other than Excluded Shares, the Rollover Shares and Dissenting Shares, will be cancelled and converted into the right to receive the applicable Merger Consideration upon the terms and subject to the conditions of, and any exceptions in, this Agreement;

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, OpCo and the SLP Holders have entered into a Voting and Support Agreement in the form attached hereto as Exhibit A (the “Voting Agreement”), pursuant to which, among other things, the SLP Holders are agreeing to vote the Shares owned by them in favor of certain matters as set forth in the Voting Agreement; and

WHEREAS, upon consummation of the OpCo Merger, each OpCo Membership Interest issued and outstanding immediately prior to the OpCo Merger Effective Time, other than Excluded OpCo Membership Interests and Rollover Units, will be cancelled and converted into the right to receive the applicable Merger Consideration upon the terms and subject to the conditions of, and any exceptions in, this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Parent Entities, the Merger Subs and the Company Entities hereby agree as follows:

ARTICLE I

DEFINITIONS

1.01 Definitions.

(a) For purposes of this Agreement:

“Acceptable Confidentiality Agreement” means a confidentiality agreement with terms no less favorable, in the aggregate, to the Company than the Confidentiality Agreement; provided, that (a) such confidentiality agreement shall not prohibit compliance by a Company Entity with its obligations under this Agreement and (b) shall contain a customary standstill provision, provided, however, that such standstill provision need not restrict or prohibit a Person from making or amending a confidential Acquisition Proposal.

“Action” means any legal, judicial, administrative or arbitral action, claim (including any cross-claim or counterclaim), suit, litigation, order, mediation, complaint, hearing, dispute resolution, audit, inquiry, criminal prosecution, investigation or proceeding (public or private) by or before a Governmental Authority (including any civil, commercial, criminal, administrative or appellate).

“Affiliate” of a specified Person means a Person who, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such specified Person. Notwithstanding the foregoing, (a) the Parent Entities and the Merger Subs shall not be deemed to be Affiliates of the Company Entities or the Company Subsidiaries, (b) SLP or their affiliated investment funds and portfolio companies (as such term is commonly understood in the private equity industry) shall not be deemed to be Affiliates of the Company Entities, the Company Subsidiaries, the Parent Entities or the Merger Subs, except in the case of the definition of “Parent Related Parties”, for purposes of Section 10.14, the definition of “Representatives”, and as used in Section 7.05, (c) the SLP Holders shall not be deemed to be Affiliates of the Company Entities, the Company Subsidiaries, the Parent Entities or the Merger Subs, except in the case of the definition of “Parent Related Parties”, for purposes of Section 10.14, the definition of “Representatives”, and as used in Article V, Section 7.01, Section 7.05 and Section 7.17 and (d) the Company Entities and the Company Subsidiaries shall not be deemed to be Affiliates of the Parent Entities or the Merger Subs or of SLP, the SLP Holders and their affiliated investment funds or portfolio companies (as such term is commonly understood in the private equity industry).

“Anti-Corruption Laws” means (a) the U.S. Foreign Corrupt Practices Act of 1977 (15 U.S.C. § 78dd1, et seq.), (b) the Corruption of Foreign Public Officials Act, S.C. 2002, c. 8 (Canada), (c) the U.K. Bribery Act 2010 and (d) all other anti-bribery, anti-corruption, anti-money-laundering and similar applicable Laws of each jurisdiction in which the Company Entities and the Company Subsidiaries operate or have operated and in which any Person associated with or acting on behalf of a Company Entity or any Company Subsidiary, including any officer, director, employee, agent and Affiliate thereof is conducting or has conducted business involving a Company Entity or any Company Subsidiary.

“Anti-Money Laundering Laws” means all applicable financial recordkeeping, reporting and registration requirements, including the money laundering statutes of any jurisdiction applicable to the Company Entities or the Company Subsidiaries and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority from time to time, including the Financial Crimes Enforcement Network of the U.S. Department of the Treasury, and any legal requirement implementing the “Forty Recommendations” published by the Financial Action Task Force on Money Laundering.

“Antitrust Laws” means the Sherman Act, 15 U.S.C. §§ 1-7; the Clayton Act, 15 U.S.C. §§ 12-27, 29 U.S.C. §§ 52-53, the HSR Act, the Federal Trade Commission Act, 15 U.S.C. § 41-58, and all other federal, state and foreign statutes, rules, regulations, Orders, decrees, administrative and judicial doctrines, and other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade.

“Available Company Sale Net Cash Proceeds” means the aggregate amount of Company Sale Net Proceeds received from all Company Sales consummated at the request of the Parent Entities hereunder and in accordance with Section 7.16, less the aggregate amount of all Company Sale Net Proceeds Deficits with respect to such Company Sale Net Proceeds.

“beneficial owner”, with respect to any Shares, has the meaning ascribed to such term under Rule 13d-3(a) of the Exchange Act.

“Business Day” means any day on which the principal offices of the SEC in Washington, D.C. are open to accept filings, or, in the case of determining a date when any payment is due, any day (other than a Saturday or Sunday) on which commercial banks are not required or authorized by Law to close in the City of New York, New York.

“Capital Expenditures” means expenditures by the Company Entities and the Company Subsidiaries that, in conformity with GAAP, are or are required to be included as capital expenditures on the consolidated statement of cash flows of the Company Entities and the Company Subsidiaries.

“Closing Indebtedness” means the aggregate amount of obligations (including in respect of outstanding principal and accrued and unpaid interest) of the Company Entities and the Company Subsidiaries in respect of indebtedness for borrowed money under the (a) First Lien Credit Agreement, dated as of May 6, 2014 (as amended, supplemented, refinanced or otherwise modified from time to time), by and among the WME IMG Holdings, LLC, WME IMG, LLC, William Morris Endeavor Entertainment, LLC, IMG Worldwide Holdings, LLC, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “First Lien Credit Agreement”) and (b) Revolving Credit Agreement, dated as of February 27, 2020 (as amended, supplemented, refinanced or otherwise modified from time to time), by and among Endeavor OLE Buyer, LLC, On Location Events, LLC, PrimeSport Holdings, Inc., the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

“Code” means the Internal Revenue Code of 1986.

“Collective Bargaining Agreement” means any collective bargaining agreement works council, labor, voluntary recognition, or similar agreement with respect to any current employee of a Company Entity or any Company Subsidiary, as applicable, or other Contract with a union, works council, or other labor organization, including a neutrality or accretion clause or agreement, as well as all addenda, side letters, memoranda of understandings, amendments and other ancillary agreements thereto.

“Company Action” means (i) any Company Sale or (ii) any action that is approved by the Executive Committee, taken by the Company or the Company Subsidiaries and set forth in Section 7.16 of the Company Disclosure Letter.

“Company Associate” means each current or former employee, independent contractor, consultant or director of or to a Company Entity or any Company Subsidiary.

“Company Bylaws” means the amended and restated bylaws of the Company, dated as of April 28, 2021, as may be amended, modified or restated from time to time in accordance with the terms thereof and hereof.

“Company Charter” means the amended and restated certificate of incorporation of the Company, dated as of April 28, 2021, as may be amended, modified or restated from time to time in accordance with the terms thereof and hereof.

“Company Class A Common Stock” means Class A Common Stock of the Company, par value $0.00001 per share.

“Company Class B Common Stock” means Class B Common Stock of the Company, par value $0.00001 per share.

“Company Class C Common Stock” means Class C Common Stock of the Company, par value $0.00001 per share.

“Company Class X Common Stock” means Class X Common Stock of the Company, par value $0.00001 per share.

“Company Class Y Common Stock” means Class Y Common Stock of the Company, par value $0.00001 per share.

“Company Common Stock” means, collectively, the Company Class A Common Stock, the Company Class B Common Stock, the Company Class C Common Stock, the Company Class X Common Stock and the Company Class Y Common Stock.

“Company Equity Award” means any Company Option, Company RSU, Company PSU or Company Restricted Share.

“Company Financial Information” means the financial statements of the Company required to be delivered in order to satisfy the condition set forth in paragraph 5 of Exhibit D to the Debt Commitment Letter and paragraph 5 of Exhibit C to the Preferred Equity Commitment Letter.

“Company Intellectual Property” means all Intellectual Property Rights owned or purported to be owned by a Company Entity or any Company Subsidiary.

“Company IT Assets” means all IT Assets that are owned or controlled by the Company Entities or the Company Subsidiaries.

“Company Option” means each option to purchase shares of Company Class A Common Stock, whether granted pursuant to the Company Stock Plan or otherwise, whether or not vested.

“Company Plan” means each “employee benefit plan” (as defined in Section 3(3) of ERISA, whether or not subject to ERISA, including any similar plan subject to laws of a jurisdiction outside of the United States), bonus, pension, profit sharing, incentive compensation, phantom equity, stock option, stock purchase, restricted stock, restricted stock unit or other equity-based or long term incentive compensation, deferred compensation, employment, individual consulting or independent contractor, retiree medical or life insurance, retirement, supplemental retirement, vacation, sick, severance, disability, death benefit, medical, welfare, fringe benefit or other compensation or employee benefits, change in control, retention, termination or severance agreement, plan, program or arrangement, in each case, to which a Company Entity or any Company Subsidiary is a party, with respect to which a Company Entity or any Company Subsidiary has any obligation or liability (contingent or otherwise), or which is maintained, contributed to or sponsored by a Company Entity or any Company Subsidiary for the benefit of any Company Associate, excluding any Talent Agreement or any such plans that are sponsored by a Governmental Authority, provided through a professional employer organization outside of the United States or otherwise required by applicable Law.

“Company Preferred Stock” means Preferred Stock of the Company, par value $0.00001 per share.

“Company PSU” means each restricted stock unit subject to performance-based vesting conditions pursuant to which the holder has a right to receive Company Class A Common Stock (or cash in an amount determined by reference to the value thereof) following the vesting or lapse of restrictions applicable to such restricted stock unit, whether granted pursuant to the Company Stock Plan or otherwise.

“Company Restricted Share” means each share of Company Class A Common Stock that is subject to vesting conditions, whether granted pursuant to the Company Stock Plan or otherwise.

“Company RSU” means each restricted stock unit subject only to service-based vesting conditions pursuant to which the holder has a right to receive Company Class A Common Stock (or cash in an amount determined by reference to the value thereof) following the vesting or lapse of restrictions applicable to such restricted stock unit (including any Company PSU for which the applicable performance-based vesting conditions were previously satisfied, and that remain subject only to service-based vesting conditions), whether granted pursuant to the Company Stock Plan or otherwise.

“Company Sale Net Proceeds” means, with respect to a Company Sale that is consummated at the request of the Parent Entities hereunder, an amount equal to Net Proceeds from such Company Sale.“Company Stock Plan” means the Endeavor Group Holdings, Inc. Amended and Restated 2021 Incentive Award Plan, as may be amended, modified or restated from time to time.

“Content” means any programming, programming service, audio-visual or audio-only content or live event, in each case, of any kind and character whatsoever, together with any rights therein or elements thereof.

“Content Activities” means actions taken in connection with the development, production, financing, acquisition or exploitation of Content by any Company Entity or Company Subsidiary in the ordinary course of business or consistent with past practice.

“Contract” means any contract, lease, permit, authorization, indenture, note, bond, mortgage, franchise, agreement, indenture, lease, sublease, license, sublicense, permit or any other legally binding instrument, obligation or commitment of any kind with respect to which there are continuing rights, liabilities or obligations.

“control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, by Contract (including any credit arrangement) or otherwise.

“Debt Financing Related Parties” means the Debt Financing Sources, any other lenders party from time to time to any agreement related to Debt Financing, their respective Affiliates and their and their respective Affiliates’ respective directors, officers, employees, agents, advisors and other Representatives, and their successors and permitted assigns, in each case, solely in their capacities as such.

“Debt Financing Sources” means, at any time, the Persons that have committed to provide or arrange or have otherwise entered into agreements in connection with all or any part of the Debt Financing or any other financing (other than the Equity Financing) (including the parties to the Debt Commitment Letter and any agreements, any joinder agreements, engagement letters, underwriting agreements, indentures, loan agreements or credit agreements entered into in connection therewith), including the agents, arrangers, lenders, initial purchasers and other entities that have committed to provide or arrange all or part of the Debt Financing.

“Deemed Gaming Waiver Date” means January 2, 2025; provided, however, that Deemed Gaming Waiver Date shall instead mean March 19, 2025 (the “Extended Deemed Gaming Waiver Date”) only if, as of January 2, 2025, at least one of the following is true with respect to each Gaming Asset: (a) the Company Entities or the applicable Company Subsidiaries have entered into a definitive agreement for a Gaming Sale that would reasonably be expected to be consummated by the Extended Deemed Gaming Waiver Date, (b) the Parent Entities and Merger Subs (i) have made, or caused to be made, all filings, notifications and submissions required by any Gaming Authority with respect to the Required Gaming Approvals in respect of such Gaming Asset and (ii) would reasonably be expected to obtain such Required Gaming Approvals by the Extended Deemed Gaming Waiver Date, or (c) if approved by the Executive Committee, the Company and the Company Subsidiaries are taking the actions set forth in Section 7.16 of the Company Disclosure Letter pursuant to the terms thereof and such actions would reasonably be expected to be completed by the Extended Deemed Gaming Waiver Date.

“Enforceability Exceptions” means legal limitations on enforceability: (a) arising from applicable bankruptcy and other similar Laws affecting the rights of creditors generally; and (b) arising from Laws governing specific performance, injunctive relief, and other equitable remedies, whether considered in a proceeding at law or in equity.

“Environmental Law” means any federal, state, local or foreign Law relating to pollution or protection of human health, worker health or the environment (including ambient air, surface water, ground water, land surface or subsurface strata), including any Law or regulation relating to emissions, discharges, Releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“Exchange Act” means the Securities Exchange Act of 1934.

“Flow-Through Tax Return” means any Tax Return filed by or with respect to OpCo or any Company Subsidiary for any taxable period that ends on or before or includes the Closing Date, if (i) such entity is treated as a partnership, disregarded entity or other pass-through entity for purposes of such Tax Return, and (ii) the results of operations reflected on such Tax Return would also be reflected on a Tax Return of any direct or indirect owner of OpCo.

“Foreign Investment Law” means any applicable Law in the relevant jurisdiction that is designed or intended to prohibit, restrict or regulate actions by foreigners or non-domiciled persons to acquire interests in domestic equities, securities, entities, assets, land or interests on national security or public order grounds.

“fraud” means actual fraud under Delaware law.

“GAAP” means United States generally accepted accounting principles and practices in effect from time to time.

“Gaming Assets” means those Companies Subsidiaries and assets of the Company Entities or Company Subsidiaries that give rise to the Required Gaming Approvals being required in connection with the Transactions.

“Gaming Authority” means the competent Governmental Authority in any jurisdiction regulating gambling, betting and gaming activities (if any).

“Gaming Sale” means the sale or disposition of Company Subsidiaries or assets of the Company Entities or Company Subsidiaries, in each case, that will result in the Required Gaming Approvals no longer being required in connection with the Transactions and the Company Entities or Company Subsidiaries not being required to hold or maintain any Governmental Authorization issued or required by any Gaming Authority immediately following the Effective Time.

“Governmental Authority” means any supranational, federal, national, state, provincial or local, municipal or foreign government, regulatory or administrative authority or commission or other governmental authority or instrumentality or self-regulatory organization (including the New York Stock Exchange (the “NYSE”)), domestic or foreign, or any court, tribunal or judicial or arbitral body (including any Gaming Authority).

“Governmental Authorization” means any (a) permit, license, certificate, franchise, permission, variance, clearance, registration, qualification, or authorization issued, granted, given, or otherwise made available by or under the authority of any Governmental Authority or pursuant to any Law or (b) right under any Contract with any Governmental Authority.

“Guild” means any union or labor organization associated with the development, production or exploitation of Content (e.g., The Screen Actors Guild-American Federation of Television and Radio Artists, The Writers Guild of America, The Directors Guild of America, The International Alliance of Theatrical Stage Employees and American Federation of Musicians).

“Hazardous Materials” means any waste, material, or substance that is listed, regulated or defined under any Environmental Law as a pollutant, chemical substance, hazardous or toxic substance or hazardous waste (or words of similar import), including asbestos, radioactive material, polychlorinated biphenyls, petroleum or petroleum-derived substance or waste.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

“Intellectual Property Rights” means any of the following arising pursuant to the Laws of any jurisdiction throughout the world, whether registered or unregistered: (a) trademarks, service marks, trade dress, logos, brands, trade names, company names and similar indicia of source or origin, together with the goodwill connected with the use of and symbolized by any of the foregoing (“Trademarks”); (b) copyrights, works of authorship and database rights (“Copyrights”); (c) trade secrets, proprietary know-how, inventions, designs, processes, procedures, data, databases, drawings, specifications, records, formulae, methods and confidential business information (collectively, “Trade Secrets”); (d) industrial property rights, patents and other patent rights (including any and all substitutions, revisions, divisionals, continuations, continuations-in-part, provisionals, interferences, reexaminations and reissues of the foregoing) (collectively, “Patents”); (e) rights in Software; (f) name, image, likeness, biographical information and rights of publicity, artist and moral rights and rights of attribution; and (g) internet domain names, social and mobile media account identifiers and URLs (“Domain Names”); in each case, including any applications, registrations, issuances, extensions and renewals for any of the foregoing with any Governmental Authority or Domain Name registrar.

“IT Assets” means hardware, Software, systems, networks, databases, websites, applications and other information technology assets and equipment.

“Knowledge of the Company” means the actual knowledge of the individuals identified on Section 1.01(a)(i) of the Company Disclosure Letter, in each case, after reasonable inquiry of the direct reports of such individual.

“Knowledge of the Parent Entities” means the actual knowledge of the individuals identified on Section 1.01(a)(ii) of the Company Disclosure Letter, in each case, after reasonable inquiry of the direct reports of such individual.

“Law” means any applicable supranational, federal, national, state, provincial or local law, statute, ordinance or law (including common law), or any rule, regulation, Order or agency requirement, in each case of any competent Governmental Authority, whether or not inside or outside the United States or any other country.

“Liens” means any and all security interests, pledges, charges, easements, mortgages, adverse ownership interests, liens and any other similar encumbrances, other than Permitted Liens. For clarity, the foregoing shall not include licenses of or other grants of rights to use Company Intellectual Property.

“Malicious Code” means any undisclosed device or feature designed to disrupt, disable, or otherwise impair the functioning of any Software or other IT Assets or any “back door,” “time bomb,” “Trojan horse,” “worm,” “drop dead device” or other malicious Software that permit unauthorized access or the unauthorized disablement of such Software or other IT Assets.

“Manager Operating Agreement” means the Limited Liability Company Agreement of Manager, dated as of April 28, 2021, as may be amended, modified or restated from time to time in accordance with the terms hereof and thereof.

“Margin Loan Financing” means that portion of the Debt Financing that constitutes a margin loan provided by the Debt Financing Sources and secured on all or any portion of the Company’s equity interests in TKO Operating Company, LLC. For the avoidance of doubt, the Margin Loan Financing constitutes Debt Financing for all purposes of this Agreement.

“Material Adverse Effect” means any change, effect, event, occurrence or development, condition or fact that has had a material adverse effect on the business, financial or other condition, assets, liabilities or results of operations of the Company Entities and the Company Subsidiaries, taken as a whole; provided, however, that, in no event shall any change, effect, event, occurrence, development, condition or fact resulting from or relating to any of the following, alone or in combination, be deemed to constitute, nor be taken into account in determining whether there has been, or there is reasonably expected to be, a Material Adverse Effect: (i) any change in general political, social, geopolitical or regulatory conditions, whether globally or in the United States; (ii) any change in economic, market, business, financial, commodity, credit, debt, securities, derivatives or capital market conditions, whether globally, in the United States or in any other country or region in the world, including inflation, supply chain disruptions, labor shortages, interest, foreign exchange or exchange rates, fluctuations in the value of any currency and any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any security exchange or over-the-counter market; (iii) any change generally affecting the industries, jurisdictions or geographic areas in which any of the Company Entities or the Company Subsidiaries operate; (iv) any change or proposed change, in each case, after the date hereof, in accounting requirements or principles required by GAAP (or any authoritative interpretations thereof); (v) any adoption, implementation, promulgation, repeal, modification, change, reinterpretation or proposal of any Law, in each case, after the date hereof; (vi) labor disruptions, strikes, social unrest, riots, protests, geopolitical conditions, any outbreak, escalation or acts of terrorism or sabotage, cyberattack, armed hostility (by recognized governmental forces or otherwise) or war (whether or not declared), any weather-related event, power outages or electrical blackouts, fire, earthquake, hurricane, flood or other natural disaster or acts of God or other national or international calamity, any pandemic, epidemic, public health emergency or outbreak of illness or disease (including in relation to any Pandemic or Pandemic Measures) or other public health event, whether or not caused by any Person (other than the Company or any of its Affiliates or Representatives) or the worsening of any of the occurrences or conditions referred to in this clause (vi); (vii) changes in the market price or trading volume of the Shares or any change affecting the credit ratings or the ratings outlook for a Company Entity or any Company Subsidiary (it being understood that the underlying facts or occurrences giving rise to such change may be taken into account in determining whether there has been or will be a Material Adverse Effect, to the extent not otherwise excluded from this definition); (viii) the announcement of this Agreement and the Transactions or the pendency or consummation of the Transactions, including any impact on the Company Entities’ or the Company Subsidiaries’ relationships with employees, Guilds, labor unions, works councils, financing sources, customers, suppliers, Governmental Authorities or any other Person (including pursuant to contractual relationships); provided, however, that the exceptions in this clause (viii) shall not apply with respect to references to a “Material Adverse Effect” in the representations and warranties contained in Section 4.04 (and in Section 8.02(a) and Section 9.01(d)(ii) to the extent related to such portions of such representation); (ix) compliance with the terms of, or the taking of any action or omission expressly required by this Agreement or requested in writing by a Parent Entity (including pursuant to Section 7.16) or any action taken or not taken as a result of the failure of the Parent Entities to consent to any action or omissions requiring the Parent Entities’ consent pursuant to Section 6.01; (x) any decline in the market price, or change in trading volume, of the Company’s capital stock or any failure to meet internal or published projections, forecasts, budgets, plans, consensus estimates, performance measures, operating statistics or revenue or earnings predictions for any period (it being understood that the underlying facts or occurrences giving rise to such decline or failure may be taken into account in determining whether there has been or will be a Material Adverse Effect, to the extent not otherwise excluded from this definition); (xi) the identity of, or any facts relating to, the Parent Entities, the Merger Subs or any of their Affiliates; provided, however, that the exceptions in this clause (xi) shall not apply with respect to references to a “Material Adverse Effect” in the representations and warranties contained in Section 4.04 (and in Section 8.02(a) and Section 9.01(d)(ii) to the extent related to such portions of such representation); (xii) any Action arising out of or resulting from this Agreement or the Transactions, including any demands, litigations or similar Actions brought by any equityholders of the Company Entities alleging breach of fiduciary duty or inadequate disclosures; (xiii) any matter set forth on the Company Disclosure Letter or (xiv) any matters specifically referenced in written materials provided by the Company to the members of the Executive Committee in their capacity as members of the Executive Committee (including at any meeting of the Executive Committee), prior to the date of this Agreement; provided, however, in respect of the exceptions set forth in clauses (i), (ii), (iii), (iv), (v) and (vi), to the extent that such change, effect, event, occurrence or development has a materially disproportionate adverse impact on the Company Entities and the Company Subsidiaries, taken as a whole, compared to other companies that operate in the industry and geographic markets in which the Company Entities and the Company Subsidiaries operate, then the incrementally disproportionate impact (and solely the incrementally disproportionate impact) may be taken into account in determining whether a Material Adverse Effect has occurred or would be reasonably expected to occur.

“Material Content Activity” means any Content Activity that involves aggregate Projected Net Cash Outlays by the Company Entities and the Company Subsidiaries in excess of $10,000,000.

“Material Media Agreement” means (i) any Media Agreement with respect to which as of the signing of such Media Agreement the sum of (a) the aggregate Projected Net Cash Outlays by the Company Entities and Company Subsidiaries as of the signing of such Media Agreement and (b) the amount that is the subject of a guarantee by any Company Entity or Company Subsidiary of any financial obligations of any third party exceeds $10,000,000 or (ii) any series of related Media Agreements with respect to which the as of the signing of such Media Agreements sum of (a) the aggregate Projected Net Cash Outlays by the Company Entities and Company Subsidiaries and (b) the amount that is the subject of a guarantee by any Company Entity or Company Subsidiary of any financial obligations of any third party exceeds $20,000,000.

“Media Agreement” means any Contract that relates to the (a) development, production, co-production, financing, acquisition, license, exploitation, transmission, exhibition, distribution or broadcast of any Content (whether on a linear, on-demand, interactive or other basis) or (b) promotion, sponsorship, marketing, hosting or advertising of or hospitality or ticketing for any Content.

“Net Proceeds” has the meaning set forth in the First Lien Credit Agreement.

“OpCo Operating Agreement” means the Third Amended and Restated Limited Liability Company Agreement of OpCo, dated as of April 28, 2021, as may be amended, modified or restated from time to time in accordance with the terms hereof and thereof.

“Option Consideration” means, with respect to each Vested Company Option, an amount of cash, without interest, equal to (a) the number of shares of Company Class A Common Stock subject to such Vested Company Option, multiplied by (b) (1) the Company Merger Consideration less (2) the exercise price per share of such Vested Company Option, in effect immediately prior to the Effective Time; provided that if the exercise price per share of such Vested Company Option is equal to or greater than the Company Merger Consideration, the Option Consideration for such Vested Company Option shall be zero.

“Order” means, with respect to any Person, any injunction, order, writ, decree, consent decree, judgment, ruling, verdict or award entered, issued, made or rendered by any Governmental Authority of competent jurisdiction affecting such Person or any of its properties.

“Pandemic” means any outbreak, epidemics or pandemic relating to any virus (including influenza, SARS-CoV-2 or Covid-19), or any variants, evolutions or mutations thereof, and any further epidemics or pandemics arising therefrom.

“Pandemic Measures” means any quarantine, “shelter in place”, “stay at home”, workforce reduction, social distancing, shut down, closure, sequester, safety or similar Law, directive, protocol or guideline promulgated by any Governmental Authority, including the Centers for Disease Control and Prevention or the World Health Organization, in each case, in connection with or in response to a Pandemic, including the CARES Act, the Families First Coronavirus Response Act, as signed into law by the President of the United States on March 18, 2020, and the Consolidated Appropriations Act, 2021, Pub. L. 116-260, in each case, together with any administrative or other guidance published with respect thereto by any Governmental Authority.

“Parent Material Adverse Effect” means any change, effect, event, occurrence, development, condition or fact that prevents, materially delays or impedes the consummation of the Transactions by the Parent Entities or the Merger Subs or otherwise prevents, materially delays or impedes the Parent Entities or the Merger Subs from performing its obligations under this Agreement.

“Permitted Content Activities” means any Content Activities other than Material Content Activities.

“Permitted Lien” means (a) mechanics’, carriers’, workmen’s, warehousemen’s, repairmen’s or similar Liens arising in the ordinary course of business as to which (i) there are no delinquent amounts due thereunder or (ii) the amount or validity being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP, (b) Liens for Taxes, assessments and other governmental charges and levies that (i) are not yet delinquent or (ii) the amount or validity of which is being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP, (c) with respect to the Owned Real Property and Leased Real Property (i) defects or irregularities in title, easements, rights-of-way, covenants, restrictions and other similar matters that would be evident from the records of the relevant Governmental Authority maintaining such records (ii) any matters shown by a current, accurate survey or physical inspection of the real property to which they relate, or (iii) zoning, building and other similar Laws, provided, in each case, that such matters do not impair the current use or occupancy of any Owned Real Property or Leased Real Property from the manner in which such property is currently being used or occupied in a manner that is material to the business of the Company Entities and the Company Subsidiaries, (d) Liens that have been placed or caused to exist by any owner, developer, landlord or other third party on any real property (other than the Owned Real Property or Leased Real Property) over which a Company Entity or a Company Subsidiary has easement rights and subordination or similar agreements relating thereto, (e) Liens arising under workers’ compensation, unemployment insurance, social security, retirement and similar legislation, (f) Liens pursuant to, or permitted under, any indebtedness of the Company or any of the Company Subsidiaries, (g) Liens to be discharged at or prior to the Effective Time, (h) Liens created by or arising from the actions of the Parent Entities, the Merger Subs or their respective Affiliates, (i) Liens the existence of which are disclosed in the notes to the consolidated financial statement of the Company included in the SEC Documents, and (j) Liens (other than Liens securing indebtedness for borrowed money) granted in connection with Content Activities, and (k) such other non-monetary Liens or imperfections of title or similar encumbrances that would not reasonably be expected to materially interfere with the business or operations of the Company and the Company Subsidiaries as currently conducted, taken as a whole.

“Permitted Media Agreement” means any Media Agreement that is not a Material Media Agreement.

“Person” or “person” means an individual, corporation, partnership, limited partnership, limited liability company, joint venture, syndicate, person (including a “person” as defined in Section 13(d)(3) of the Exchange Act), trust, association or other entity or government, political subdivision, agency or instrumentality of a government.

“Personal Information” means any information or data, in any form, that is considered “personal information”, “personal data”, “protected health information”, “nonpublic personal information”, “sensitive personal information” or any equivalent term under applicable Privacy Laws.

“Phantom Unit” means any “phantom unit” or similar cash-based award issued by a Company Entity or Company Subsidiary pursuant to which the awardee is entitled to cash payment(s) directly or indirectly based in whole or part on the value or future value of shares of Class A Common Stock.

“Pre-Closing Period” means the period between the date of this Agreement and the earlier of the Effective Time and the termination of this Agreement in accordance with its terms.

“Preferred Equity Commitment Letter” means the equity commitment letter dated April 2, 2024 from the Preferred Equity Investors, pursuant to which the Preferred Equity Investors have agreed, subject to the terms and conditions thereof, to provide the Preferred Equity Financing.

“Preferred Equity Financing” means the contribution or investment in the Parent Entities in the respective amounts set forth in the Preferred Equity Commitment Letter, which shall include, for the avoidance of doubt, any replacement financing thereof.

“Preferred Equity Financing Related Parties” means the Preferred Equity Financing Sources, any other purchasers party from time to time to any agreement related to Preferred Equity Financing, their respective Affiliates and their and their respective Affiliates’ respective directors, officers, employees, agents, advisors and other Representatives, and their successors and permitted assigns, in each case, solely in their capacities as such.

“Preferred Equity Financing Sources” means, at any time, the Persons that have committed to provide or have otherwise entered into agreements in connection with all or any part of the Preferred Equity Financing (including the parties to the Preferred Equity Commitment Letter and any agreements entered into in connection therewith), including the purchasers and other entities that have committed to provide all or part of the Preferred Equity Financing.

“Preferred Equity Investors” means, collectively, DFO Private Investments, L.P. and Thirty Fifth Investment Company L.L.C.

“Privacy Laws” means Laws, binding industry standards and binding guidance relating to privacy or security of Personal Information, data breach notification, website and mobile application privacy policies and practices, and email, text message or telephone communications.

“Privacy Policies” means all externally published policies, notices, statements and procedures relating to Personal Information.

“Projected Net Cash Outlays” means, with respect to any Material Content Activity or Material Media Agreement, the aggregate cash expenditures by the Company Entities and Company Subsidiaries measured as of the time of signing of definitive agreements with respect thereto pursuant to such Material Content Activity or Material Media Agreement reduced by the projected amounts to be received by the Company Entities and Company Subsidiaries in respect of such Material Content Activity or Material Media Agreement during the twelve (12) months following the commencement of such Material Content Activity or the execution of such Material Media Agreement.

“Public Stockholders” means all of the holders of the issued and outstanding shares of Company Common Stock, excluding the Specified Stockholders, their respective Affiliates and any other stockholders of the Company affiliated with the Parent Entities or their respective affiliates. For purposes of this definition only, the term “Specified Stockholder” shall also include each immediate family member (as defined in Item 404 of Regulation S-K under the Securities Act) of any Specified Stockholder and any trust or other entity (other than the Company) in which any Specified Stockholder or any such immediate family member thereof holds (or in which more than one of such individuals collectively hold), beneficially or otherwise, a voting, proprietary, equity or other financial interest.

“Reference Date” means January 1, 2021.

“Registered Company Intellectual Property” means any Patent, Trademark, Copyright or internet domain name included in the Company Intellectual Property that has been issued by, registered or filed with, renewed by or is the subject of a pending application before any Governmental Authority or Internet domain name registrar.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of April 28, 2021, by and among the Company and the parties thereto, as may be amended, modified or restated from time to time in accordance with the terms hereof and thereof.

“Release” means any emission, spill, seepage, leak, escape, leaching, discharge, injection, pumping, pouring, emptying, dumping, disposal, migration, or release of Hazardous Materials from any source into or upon the environment.

“Representatives” means, with respect to any Person, such Person’s officers, directors, employees, Affiliates, financial advisors, accountants, consultants, legal counsel, agents and other representatives (including, with respect to the Parent Entities, the Merger Subs and the Debt Financing Sources and the Preferred Equity Financing Sources) and advisors.

“Rollover Agreement” means each rollover agreement between HoldCo Parent and OpCo Parent (or any Affiliate of a Parent Entity), on the one hand, and a Rollover Holder, on the other hand, and any exhibit, schedule or attachment thereto, that (a) is entered into or amended on or prior to the date hereof (as in effect on such date and delivered to the Company on or prior to the date hereof) or (b) is entered into or amended after the date hereof and prior to the Effective Time (i) with the written consent of the Company (acting with the prior consent of the Special Committee) or (ii) the execution or delivery of which would not be expected to impede, impair, delay or prevent the Transactions.

“Sanctioned Country” means any country, region or territory that is the target or subject of comprehensive territorial-based Sanctions Laws (as of the date of this Agreement, Cuba, Iran, North Korea, Syria, the Crimea, Kherson and Zaporizhzhia regions of Ukraine, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic).

“Sanctioned Person” means (a) any Person identified in any sanctions list maintained by the U.S. government, including the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, the United Nations Security Council, the European Union, any member state of the European Union or the United Kingdom; (b) any Person located, organized, or resident in, or a government instrumentality of, any Sanctioned Country, or the Government of Venezuela; and (c) any Person directly or indirectly owned 50 percent or more by, controlled by or acting for the benefit or on behalf of a Person described in clauses (a) or (b).

“Sanctions Laws” means all applicable economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or the United Kingdom.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933.

“Securityholder Representative” means, collectively, Ariel Emanuel and Patrick Whitesell.

“Shares” means the shares of Company Common Stock.

“Software” means all computer software (in source code or object code format) and related documentation and specifications.

“Specified Stockholders” means, collectively, (a) Silver Lake West HoldCo, L.P. and Silver Lake West HoldCo II, L.P. (together, the “SLP Holders”) and (b) Ariel Emanuel and Patrick Whitesell and each of their respective personal revocable trusts that holds Shares or OpCo Membership Interests, and the Executive Holdcos (together, the “Management Holders”).

“Subsidiary” or “Subsidiaries” of any Person means another Person (other than an individual), of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power (or, in the case of a partnership, more than 50% of the general partnership interests) are, as of such date, owned by such party or one or more Subsidiaries of such party or by such party and one or more Subsidiaries of such party.

“Talent Agreement” means any Contract between a Company Entity or Company Subsidiary, on the one hand, and an individual actor, producer, director, host, judge, performer, athlete, writer or other talent or client, on the other hand.

“Tax” or “Taxes” means any and all U.S. federal, state, local and foreign taxes, duties, fees, imposts, levies or other governmental assessments in the nature of a tax, however denominated, imposed, assessed or collected by any Governmental Authority, including all income, capital gains, goods and services, branch, gross receipts, capital, net worth, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property (tangible and intangible), sales, use, transfer (including real property transfer or gains), conveyance, severance, production, registration, value added, ad valorem alternative or add-on minimum and other similar taxes and other taxes or charges in the nature of a tax imposed by any Governmental Authority, together with any interest, penalties and additions to tax imposed with respect thereto.

“Tax Receivable Agreement” means the Tax Receivable Agreement, dated as of April 28, 2021, by and among the Company, Manager, OpCo and the other parties thereto, as may be amended, modified or restated from time to time in accordance with the terms hereof and thereof.

“Tax Returns” means any returns, declarations, claims for refund, or information returns or statements, reports, elections, designations, estimates and forms relating to Taxes that are filed or required to be filed with any Governmental Authority, including any schedule or attachment thereto and any amendment thereof.

“Tax Sharing Agreements” means all existing Contracts or arrangements (whether or not written) binding a party or any of its Subsidiaries that provide for the allocation, apportionment, sharing or assignment of any Tax liability or benefit (excluding any Contracts or arrangements the principal subject matter of which is not Taxes).

“TKO OpCo Operating Agreement” means the Fourth Amended and Restated Limited Liability Company Agreement of TKO OpCo, dated as of September 12, 2023, as may be amended, modified or restated from time to time in accordance with the terms hereof and thereof.

“TKO Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of September 12, 2023, by and between TKO, OpCo and the other parties thereto, as may be amended, modified or restated from time to time in accordance with the terms hereof and thereof.

“Trade Control Laws” means all applicable trade, export control, import, and anti-boycott laws and regulations imposed, administered, or enforced by the U.S. government, including the Arms Export Control Act (22 U.S.C. § 1778), the International Emergency Economic Powers Act (50 U.S.C. §§ 1701-1706), Section 999 of the Internal Revenue Code, the U.S. customs laws at Title 19 of the U.S. Code, the Export Control Reform Act of 2018 (50 U.S.C. §§ 4801-4861), the International Traffic in Arms Regulations (22 C.F.R. Parts 120-130), the Export Administration Regulations (15 C.F.R. Parts 730-774), the U.S. customs regulations at 19 C.F.R. Chapter 1 and the Foreign Trade Regulations (15 C.F.R. Part 30).

“Uncured Inaccuracy” will be deemed to exist with respect to a representation or warranty of the Company set forth in Section 4.02(a), the first and last sentence of Section 4.02(d), the first sentence of Section 4.02(e) (Capitalization), and Section 4.02(f) if (and only if) (i) such representation or warranty is inaccurate as of a particular date and (ii) the Company has had at least ten (10) Business Days to cure such inaccuracy (or, if the Closing is required to occur within such ten (10) Business Day period, then the Company will be deemed to have until the Outside Date) and failed to do so without the payment of any amounts by any Company Entity or Subsidiary thereof.

“Unvested Company Option” means any Company Option that is not a Vested Company Option.

“Unvested Company PSU” means any Company PSU that is not a Vested Company PSU.

“Unvested Company RSU” means any Company RSU that is not a Vested Company RSU.

“Vested Company Option” means any Company Option that (i) is vested but not yet exercised under the terms of this Agreement or any Contract with the Company as of immediately prior to the Effective Time (including any stock option agreement), or (ii) vests effective as of the Effective Time and in accordance with the terms of the applicable Contract with the Company as in effect immediately prior to the Effective Time (including any stock option agreement).

“Vested Company PSU” means any Company PSU that (i) is vested but not yet settled under the terms of this Agreement or any Contract with the Company as of immediately prior to the Effective Time (including any performance stock unit agreement), or (ii) vests effective as of the Effective Time and in accordance with the terms of the applicable Contract with the Company as in effect immediately prior to the Effective Time (including any performance stock unit agreement).

“Vested Company RSU” means any Company RSU that (i) is vested but not yet settled under the terms of this Agreement or any Contract with the Company as of immediately prior to the Effective Time (including any restricted stock unit agreement), or (ii) vests effective as of the Effective Time and in accordance with the terms of the applicable Contract with the Company as in effect immediately prior to the Effective Time (including any restricted stock unit agreement or the Company’s Non-Employee Director Compensation Policy).

“Willful and Material Breach” means, with respect to any representation, warranty, agreement or covenant in this Agreement, a deliberate action or omission in which (i) the breaching party knows such action or omission is a breach of such representation, warranty, agreement or covenant and (ii) such action or omission constitutes a material breach of this Agreement.

(b) The following terms have the meaning set forth in the Sections set forth below:

Defined Term	Section
2024 Company Budget	§ 6.01(p)
Acquisition Agreement	§ 7.03(b)
Acquisition Proposal	§ 7.03(j)(i)
Additional Obligations	§ 9.03(d)
Adverse Recommendation Change	§ 7.03(d)
Advisor Engagement Letter	§ 4.23
Agreement	Preamble
Allocation	§ 7.17(b)
Allocation Methodology	§ 7.17(b)
Antitrust Law and Foreign Investment Law Approvals	§ 8.01(c)
Balance Sheet	§ 4.09

Defined Term	Section
Balance Sheet Date	§ 4.09
Book-Entry Securities	§ 3.04(b)
Capitalization Date	§ 4.02(a)
Catch-Up Payment	§ 7.19(b)
Certificates	§ 3.04(b)
Certificates of Merger	§ 2.03(c)
Closing	§ 2.02
Closing Date.	§ 2.02
Commitment Letters	§ 5.07(a)
Company	Preamble
Company Approvals	§ 4.03
Company Certificate of Merger	§ 2.03(c)
Company Data Partner	§ 4.11(h)
Company Disclosure Letter	Article IV
Company Entities	Preamble
Company Entity	Preamble
Company JV	§ 10.17
Company Merger	Recitals
Company Merger Consideration	§ 3.01(a)
Company Merger Effective Time	§ 2.03(c)
Company Merger Sub	Preamble
Company Related Parties	§ 9.03(b)
Company Sale	§ 7.16
Company Sale Net Proceeds Deficit	§ 7.16
Company Stockholder Approval	§ 4.05
Company Subsidiaries	§ 4.01(d)
Company Subsidiary	§ 4.01(d)
Company Termination Fee	§ 9.03(a)
Confidentiality Agreement	§ 7.02(b)
Continuation Period	§ 7.18(a)
Continuing Employee	§ 7.18(a)
Debt Commitment Letter	§ 5.07(a)
Debt Financing	§ 5.07(a)
Deferred Payments	§ 3.04(a)
Definitive Financing Agreements	§ 7.12(b)
Designated Individual	§ 10.18
DGCL	Recitals
Dissenting Shares	§ 3.08(a)
DLLCA	Recitals
DTC	§ 3.04(b)
Effective Time	§ 2.03(c)
Equity Commitment Letter	§ 5.07(a)
Equity Financing	§ 5.07(a)
Equity Investor	§ 5.07(a)
Excluded Manager Membership Interests	§ 3.02(b)
Excluded OpCo Membership Interests	§ 3.03(c)
Excluded Plans	§ 4.18(e)
Excluded Shares	§ 3.01(b)(i)
Executive Committee	Recitals
Executive Committee Recommendation	Recitals

Defined Term	Section
Executive Holdco	Preamble
Executive Holdco Operating Agreements	§ 6.01(d)
Executive Holdcos	Preamble
Executive II Holdco	Preamble
Expense Cap	§ 9.03(d)
Financial Advisor	§ 4.22
Financial Statements	§ 4.07(b)
Financing	§ 5.07(a)
Financing Failure Event	§ 7.13(d)
Guarantee	§ 5.14
Guarantor	§ 5.14
Guarantors	§ 5.14
Holdco Parent	Preamble
Holders	§ 3.04(a)
Indebtedness	§ 6.01(i)
Indemnified Parties	§ 7.04(a)
Information Statement	§ 7.01(b)
Intervening Event	§ 7.03(j)(ii)
Issuer Agreement	§ 7.12(a)(x)
Leased Real Property	§ 4.10(b)
Manager	Preamble
Manager Certificate of Merger	§ 2.03(b)
Manager Holders	§ 3.02
Manager Membership Interest	§ 3.02(a)
Manager Membership Interests	§ 3.02(a)
Manager Merger	Recitals
Manager Merger Consideration	§ 3.02(a)
Manager Merger Effective Time	§ 2.03(b)
Manager Merger Sub	Preamble
Material Contracts	§ 4.12(a)
Material Lease	§ 4.10(b)
Merger Consideration	§ 3.03(b)
Merger Sub	Preamble
Merger Subs	Preamble
Mergers	Recitals
Non-Recourse Party	§ 10.14
OpCo	Preamble
OpCo Certificate of Merger	§ 2.03(a)
OpCo Holders	§ 3.03
OpCo Membership Interest	§ 3.03(a)
OpCo Membership Interests	§ 3.03(a)
OpCo Merger	Recitals
OpCo Merger Consideration	§ 3.03(a)
OpCo Merger Effective Time.	§ 2.03(a)
OpCo Parent	Preamble
OpCo Profits Unit	§ 3.03(b)
OpCo Profits Units	§ 3.03(b)
OpCo Profits Units Merger Consideration	§ 3.03(b)
Outside Date	§ 9.01(c)
Owned Real Property	§ 4.10(a)

Defined Term	Section
Parent Entities	Preamble
Parent Entity	Preamble
Parent Related Parties	§ 9.03(d)
Parent Termination Fee	§ 9.03(c)
Parent Welfare Benefit Plan	§ 7.18(b)
Paying Agent	§ 3.04(a)
Payment Fund	§ 3.04(a)
Payoff Letters	§ 7.14
Prohibited Modifications	§ 7.13(c)
Quarterly Dividend	§ 7.19(a)
Related Party Transaction	§ 4.24
Required Amount	§ 5.07(c)
Required Gaming Approvals	§ 8.02(c)
Restructuring Documents	§ 7.15
Restructuring Steps	§ 7.15
Rollover Holders	Recitals
Rollover Shares	Recitals
Rollover Units	Recitals
Schedule 13e-3	§ 7.01(c)
SEC Documents	Article IV
SEC Reports	§ 4.07(a)
SLP	§ 7.05(c)
Solvent	§ 5.08
Special Committee	Recitals
Special Committee Recommendation	Recitals
Specified Contract	§4.12(a)(ii)
Stockholder and Management Arrangements	§ 5.10
Superior Proposal	§ 7.03(j)(iii)
Surviving Company	§ 2.04(a)
Surviving Company Shares	§ 3.01(b)(ii)
Surviving Entities	§2.04(c)
Surviving Manager	§2.04(b)
Defined Term	Section
Surviving OpCo	§2.04(c)
Takeover Law	§ 4.06
Third-Party Consents	§ 4.04(b)
TKO	§ 4.07(a)
TKO OpCo	§ 10.17
Transaction Litigation	§ 7.10
Transactions	Recitals
Transfer Taxes	§ 7.08
Vested Company RSU/PSU Payment	§3.06(a)(i)
Voting Agreement	Recitals
Written Consent	§ 4.05

ARTICLE II

THE MERGERS

2.01 The Mergers.

(a) OpCo Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DLLCA, upon the filing of the OpCo Certificate of Merger with the Secretary of State of the State of Delaware, OpCo Merger Sub shall be merged with and into OpCo.

(b) Manager Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DLLCA, immediately following the consummation of the OpCo Merger, upon the filing of the Manager Certificate of Merger with the Secretary of State of the State of Delaware, Manager Merger Sub shall be merged with and into Manager.

(c) Company Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, immediately following the consummation of the Manager Merger, Company Merger Sub shall be merged with and into the Company.

2.02 Closing. Unless this Agreement shall have been terminated in accordance with Section 9.01, subject to the provisions of this Agreement and pursuant to the DGCL and the DLLCA, the closing of the Mergers (the “Closing”) will take place (a) at a time to be specified by the parties hereto on the third Business Day after the satisfaction or, to the extent permitted by Law, waiver of the conditions to Closing set forth in Article VIII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to their satisfaction or, to the extent permitted by Law, waiver at the Closing), remotely by telephone and electronic communication and exchange of documents or (b) at such other place, at such time or on such other date as the Parent Entities and the Company may mutually agree in writing. The date on which the Closing occurs shall be referred to as the “Closing Date.”

2.03 Effective Time.

(a) On the Closing Date, or on such other date as the Parent Entities and the Company Entities may agree to in writing, the Parent Entities, the Merger Subs and the Company Entities shall cause a certificate of merger with respect to the OpCo Merger (the “OpCo Certificate of Merger”) to be executed and filed with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DLLCA and shall make all other filings or recordings required under the DLLCA to cause the OpCo Merger to be consummated. The OpCo Merger shall become effective at the time the OpCo Certificate of Merger shall have been duly filed with the Secretary of State of the State of Delaware or such other date and time as is agreed upon by the parties and specified in the OpCo Certificate of Merger, such date and time hereinafter referred to as the “OpCo Merger Effective Time.”

(b) On the Closing Date, or on such other date as the Parent Entities and the Company Entities may agree to in writing, the Parent Entities, the Merger Subs and the Company Entities shall cause a certificate of merger with respect to the Manager Merger (the “Manager Certificate of Merger”) to be executed and filed with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DLLCA and shall make all other filings or recordings required under the DLLCA to cause the Manager Merger to be consummated. The Manager Merger shall become effective at the time the Manager Certificate of Merger shall have been duly filed with the Secretary of State of the State of Delaware or such other date and time as is agreed upon by the parties and specified in the Manager Certificate of Merger, such date and time hereinafter referred to as the “Manager Merger Effective Time”; provided, that the Manager Merger Effective Time shall occur immediately after the OpCo Merger Effective Time.

(c) On the Closing Date, or on such other date as the Parent Entities and the Company Entities may agree to in writing, the Parent Entities, the Merger Subs and the Company Entities shall cause a certificate of merger with respect to the Company Merger (the “Company Certificate of Merger” and, together with the OpCo Certificate of Merger and the Manager Certificate of Merger, the “Certificates of Merger”) to be executed and filed with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL and shall make all other filings or recordings required under the DGCL to cause the Company Merger to be consummated. The Company Merger shall become effective at the time the Company Certificate of Merger shall have been duly filed with the Secretary of State of the State of Delaware or such other date and time as is agreed upon by the parties and specified in the Company Certificate of Merger, such date and time hereinafter referred to as the “Company Merger Effective Time” or the “Effective Time”; provided, that the Company Merger Effective Time shall occur immediately after the Manager Merger Effective Time.

2.04 Effects of the Mergers.

(a) As a result of the Company Merger, (i) the separate corporate existence of Company Merger Sub shall cease, and the Company shall continue as the surviving corporation of the Company Merger (the “Surviving Company”) and (ii) the Company Merger shall have the effects set forth in this Agreement and in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, at the Company Merger Effective Time, all of the property, rights, privileges, immunities, powers and franchises of the Company and Company Merger Sub shall vest in the Surviving Company, and all debts, liabilities, obligations, restrictions and duties of the Company and Company Merger Sub shall become the debts, liabilities, obligations, restrictions and duties of the Surviving Company.

(b) As a result of the Manager Merger, (i) the separate limited liability company existence of Manager Merger Sub shall cease, and Manager shall continue as the surviving company of the Manager Merger (the “Surviving Manager”) and (ii) the Manager Merger shall have the effects set forth in this Agreement and in the applicable provisions of the DLLCA. Without limiting the generality of the foregoing, at the Manager Merger Effective Time, all of the property, rights, privileges, immunities, powers and franchises of Manager and Manager Merger Sub shall vest in the Surviving Manager, and all debts, liabilities, obligations, restrictions and duties of Manager and Manager Merger Sub shall become the debts, liabilities, obligations, restrictions and duties of the Surviving Manager.

(c) As a result of the OpCo Merger, (i) the separate limited liability company existence of OpCo Merger Sub shall cease, and OpCo shall continue as the surviving company of the OpCo Merger (the “Surviving OpCo” and, together with the Surviving Company and the Surviving Manager, the “Surviving Entities”) and (ii) the OpCo Merger shall have the effects set forth in this Agreement and in the applicable provisions of the DLLCA. Without limiting the generality of the foregoing, at the OpCo Merger Effective Time, all of the property, rights, privileges, immunities, powers and franchises of the OpCo and OpCo Merger Sub shall vest in the Surviving OpCo, and all debts, liabilities, obligations, restrictions and duties of OpCo and OpCo Merger Sub shall become the debts, liabilities, obligations, restrictions and duties of the Surviving OpCo.

2.05 Organizational Documents of the Surviving Entities.

(a) At the Company Merger Effective Time, (a) the certificate of incorporation of the Company, as in effect immediately prior to the Company Merger Effective Time, shall be amended as a result of the Company Merger so as to read in its entirety as set forth in Exhibit B and shall be the certificate of incorporation of the Surviving Company and (b) the bylaws of Company Merger Sub, as in effect immediately prior to the Company Merger Effective Time, shall be adopted as the bylaws of the Surviving Company (except that all references to Company Merger Sub shall be automatically amended and shall become references to the Surviving Company), in each case, until thereafter amended as provided therein or by applicable Law (and, in each case, subject to Section 7.04).

(b) At the Manager Merger Effective Time, the limited liability company agreement of Manager, as in effect immediately prior to the Manager Merger Effective Time, shall be amended and restated in a form designated by the Parent Entities prior to the Manager Merger Effective Time and as so amended and restated shall become the limited liability company agreement of the Surviving Manager until thereafter amended as provided therein or by applicable Law (and subject to Section 7.04).

(c) At the OpCo Merger Effective Time, the limited liability company agreement of OpCo, as in effect immediately prior to the OpCo Merger Effective Time, shall be amended and restated in a form designated by the

Parent Entities prior to the OpCo Merger Effective Time and as so amended and restated shall become the limited liability company agreement of the Surviving OpCo until thereafter amended as provided therein or by applicable Law (and subject to Section 7.04).

2.06 Directors and Officers of the Surviving Entities.

(a) The directors of Company Merger Sub immediately prior to the Company Merger Effective Time shall be the initial directors of the Surviving Company and the officers of the Company immediately prior to the Effective Time shall be the initial officers of the Surviving Company, in each case, until their respective successors are duly elected or appointed and qualified or until the earlier of their death, resignation or removal in accordance with the DGCL, the certificate of incorporation and bylaws of the Surviving Company.

(b) The officers of Manager immediately prior to the Manager Merger Effective Time shall be the initial officers of the Surviving Manager, in each case, until their respective successors are duly elected or appointed and qualified or until the earlier of their death, resignation or removal in accordance with the DLLCA and the organizational documents of the Surviving Manager.

(c) The officers of OpCo immediately prior to the OpCo Merger Effective Time shall be the initial officers of the Surviving OpCo, in each case, until their respective successors are duly elected or appointed and qualified or until the earlier of their death, resignation or removal in accordance with the DLLCA and the organizational documents of the Surviving OpCo.

2.07 Executive Holdcos. Prior to the OpCo Merger Effective Time, each Executive Holdco shall exercise its Repurchase Option (as defined in the applicable Executive Holdco Operating Agreement) pursuant to Section 7.07 of its Executive Holdco Operating Agreement, pursuant to which such Executive Holdco will repurchase all of the Vested Management Units (as defined in the applicable Executive Holdco Operating Agreement) held by the members thereof and any Management Units (as defined in the applicable Executive Holdco Operating Agreement) that will vest in connection with the consummation of the Transactions, in each case, in exchange for the Corresponding Interests (as defined in the applicable Executive Holdco Operating Agreement) with respect to such Management Units; provided, however, that no Executive Holdco shall exercise its Repurchase Option with respect to a Management Holder that is a party to a Rollover Agreement without the prior written consent of such Management Holder.

ARTICLE III

CONVERSION AND EXCHANGE OF SHARES

3.01 Conversion of Company Securities. At the Company Merger Effective Time, by virtue of the Company Merger and without any action on the part of the Parent Entities, the Merger Subs, the Company Entities or the holders of any of the following securities:

(a) Conversion of Shares. Each share of Company Common Stock issued and outstanding immediately prior to the Company Merger Effective Time, other than any Excluded Shares, any Rollover Shares and any Dissenting Shares, shall be cancelled and shall cease to exist and shall be converted automatically into the right to receive $27.50 in cash per Share, without interest (the “Company Merger Consideration”). The Company Merger Consideration is payable in accordance with Section 3.04(b).

(b) Treatment of Excluded Shares and Rollover Shares.

(i) Each (A) Share held in the treasury of the Company or owned by Manager, OpCo or any direct or indirect wholly-owned Subsidiary of OpCo, (B) Share owned by the Merger Subs, the Parent Entities, or any direct or indirect wholly-owned Subsidiary of the Parent Entities, or, solely to the extent designated in writing by the Parent Entities to the Company at least two Business Days prior to the Company Merger Effective Time, any Affiliate of the Parent Entities so designated immediately prior to the Company Merger Effective Time and (C) each share of Company Class X Common Stock and Company Class Y Common

Stock issued and outstanding immediately prior to the Company Merger Effective Time (in each case, other than any Dissenting Shares) (clauses (A)-(C), collectively, the “Excluded Shares”) shall automatically be cancelled without any conversion thereof and no payment or distribution shall be made with respect thereto.

(ii) Notwithstanding the foregoing, (A) each share of Company Class A Common Stock owned by (I) the Parent Entities or any direct or indirect wholly-owned Subsidiary of the Parent Entities, (II) solely to the extent designated in writing by the Parent Entities to the Company at least two Business Days prior to the Company Merger Effective Time, any Affiliate of the Parent Entities so designated or (III) Manager, OpCo or any direct or indirect wholly-owned Subsidiary of OpCo, in each case, shall be unaffected by the Company Merger and shall remain outstanding as a share of class A common stock, par value $0.00001 per share, of the Surviving Company (“Surviving Company Shares”) and no payment or distribution shall be made with respect thereto and (B) each Rollover Share shall be unaffected by the Company Merger and shall remain outstanding as a Surviving Company Share and no payment or distribution shall be made with respect thereto.

(c) Shares of Company Merger Sub. The shares of common stock, par value $0.00001 per share, of Company Merger Sub issued and outstanding immediately prior to the Company Merger Effective Time shall be converted into such number of validly issued, fully paid and nonassessable Surviving Company Shares as is necessary such that the number of Surviving Company Shares outstanding immediately following the Company Merger Effective Time equals the number of OpCo Membership Interests owned by Manager that are outstanding immediately following the OpCo Merger Effective Time after taking into account: (i) any redemptive distribution that is made to Manager in connection with the Transaction in accordance with Section 7.15; and (ii) any recapitalization of OpCo Membership Interests resulting from or undertaken in connection with any preferred stock issued by the Company or OpCo in connection with the Transaction (which recapitalization shall, in all cases, be done on a value-for-value basis, determined after taking into account the effects of the distributions by OpCo made in connection with the Transaction).

3.02 Conversion of Manager Securities. At the Manager Merger Effective Time, by virtue of the Manager Merger and without any action on the part of the Parent Entities, the Merger Subs, the Company Entities or the holders of any of the following securities (such holders of Manager securities, the “Manager Holders”):

(a) Conversion of Manager Membership Interest. Each common unit of Manager issued and outstanding immediately prior to the Manager Merger Effective Time (each, an “Manager Membership Interest” and collectively, the “Manager Membership Interests”), other than any Excluded Manager Membership Interests, shall be cancelled and shall cease to exist and shall be converted automatically into the right to receive $27.50 in cash per Manager Membership Interest, without interest (the “Manager Merger Consideration”), with each such Manager Holder receiving such Manager Merger Consideration in the amounts and at such times as set forth opposite such Manager Holder’s name on Annex 1 of the Company Disclosure Letter. Notwithstanding anything else in this Agreement: (i) the cash proceeds utilized to effect the payment of the Manager Merger Consideration will be paid one hundred percent (100%) by Manager to the holders of the applicable Manager Membership Interests, and such payments will be made from cash distributed to Manager by OpCo and its Subsidiaries, and (ii) the Manager Merger Consideration to be paid in connection with the Closing shall not be paid from any cash proceeds provided by Holdco Parent (and Manager Merger Sub accordingly will not be capitalized with any cash proceeds from Holdco Parent intended to fund the Manager Merger Consideration).

(b) Treatment of Excluded Manager Membership Interests. Each Manager Membership Interest owned by the Company or Manager immediately prior to the Manager Merger Effective Time (collectively, the “Excluded Manager Membership Interests”) shall be unaffected by the Manager Merger and shall remain outstanding as a unit of the Surviving Manager and no payment or distribution shall be made with respect thereto.

(c) Interests of Manager Merger Sub. The limited liability company units of Manager Merger Sub issued and outstanding immediately prior to the Manager Merger Effective Time shall be automatically cancelled.

3.03 Conversion of OpCo Securities. At the OpCo Merger Effective Time, by virtue of the OpCo Merger and without any action on the part of the Parent Entities, the Merger Subs, the Company Entities or the holders of any of the following securities (such holders, the “OpCo Holders”):

(a) Conversion of OpCo Membership Interest. Each common unit of OpCo issued and outstanding immediately prior to the OpCo Merger Effective Time (each, an “OpCo Membership Interest” and collectively, the “OpCo Membership Interests”), other than any Excluded OpCo Membership Interests and Rollover Units, shall be cancelled and shall cease to exist and shall be converted automatically into the right to receive $27.50 in cash per OpCo Membership Interest minus the OpCo Membership Interest Distribution Amount with respect to such OpCo Membership Interest, without interest (the “OpCo Merger Consideration”). Notwithstanding anything herein to the contrary, if requested by a holder or beneficial owner of OpCo Membership Interests at least twenty (20) Business Days prior to the anticipated Closing Date, then such OpCo Membership Interests shall stay outstanding through the OpCo Merger and, immediately after the Company Merger Effective Time, the Company will acquire such number of OpCo Membership Interests owned by such holder that are requested to be acquired by such holder in exchange for an amount in cash paid by the Company per OpCo Membership Interest equal to the OpCo Merger Consideration (any such OpCo Membership Interests so purchased, the “Company Purchased OpCo Membership Interests”), which amount shall be payable to such holder in the same manner and time as the Merger Consideration is paid in accordance with Section 3.04. For the avoidance of doubt, holders of OpCo Membership Interests that are subject to Deferred Payments shall be entitled to make the election provided for in the immediately preceding sentence (and such OpCo Membership Interests shall be acquired by the Company as part of the Company Purchased OpCo Membership Interests, with the Deferred Payments to be paid by the Company on the schedule as set forth in Annex I to the Company Disclosure Letter).

(b) Conversion of OpCo Profits Units. Each profits unit of OpCo issued and outstanding immediately prior to the OpCo Merger Effective Time (each, an “OpCo Profits Unit” and collectively, the “OpCo Profits Units”) (other than any Rollover Units) shall be cancelled and shall cease to exist and shall be converted automatically into the right to receive an amount in cash as set forth in Annex 1 of the Company Disclosure Letter, without interest (the “OpCo Profits Units Merger Consideration” and each of the OpCo Profits Units Merger Consideration, the OpCo Merger Consideration, the Manager Merger Consideration and the Company Merger Consideration, with respect to such applicable equity securities, the “Merger Consideration”, with each such OpCo Holder receiving such OpCo Profits Units Merger Consideration in the amounts and at such times as set forth opposite such OpCo Holder’s name on Annex 1 of the Company Disclosure Letter). The OpCo Profits Units Merger Consideration and the OpCo Merger Consideration is payable in accordance with Section 3.04(b) and Annex 1 of the Company Disclosure Letter. Notwithstanding anything herein to the contrary if requested by a holder or beneficial owner of OpCo Profits Units at least twenty (20) Business Days prior to the anticipated Closing Date, then such OpCo Profits Units shall stay outstanding through the OpCo Merger and, immediately after the Company Merger Effective Time, the Company will acquire such number of OpCo Profits Units owned by such holder that are requested to be acquired by such holder in exchange for an amount in cash equal to the OpCo Profits Units Merger Consideration that would have been paid in respect of such OpCo Profits Units (any such OpCo Profits Units so purchased, the “Company Purchased OpCo Profits Units”), which amount shall be payable to such holder in the same manner and time as the Merger Consideration is paid in accordance with Section 3.04.

(c) Treatment of Excluded OpCo Membership Interests and Rollover Units. Each OpCo Membership Interest owned by the Company, Manager, OpCo, or any direct or indirect wholly-owned Subsidiary of OpCo, the Parent Entities or any direct or indirect wholly-owned Subsidiary of the Parent Entities or, solely to the extent designated in writing by the Parent Entities to the Company at least two Business Days prior to the Effective Time, any Affiliate of the Parent Entities so designated, immediately prior to the OpCo Merger Effective Time (collectively, the “Excluded OpCo Membership Interests”) and each Rollover Unit shall be unaffected by the OpCo Merger and shall remain outstanding as a unit or profits unit of the Surviving OpCo and no payment or distribution shall be made with respect thereto.

(d) Interests of OpCo Merger Sub. The limited liability company units of OpCo Merger Sub issued and outstanding immediately prior to the OpCo Merger Effective Time shall be converted into such number of OpCo

Membership Interests equal to the number of OpCo Membership Interests (other than any Excluded OpCo Membership Interests and Rollover Units) issued and outstanding immediately prior to the OpCo Merger.

3.04 Exchange of Securities.

(a) Paying Agent; Compensatory Award Fund. Prior to the Company Merger Effective Time, the Parent Entities shall (i) appoint a national recognized bank or trust company approved in writing in advance by the Company (such approval not to be unreasonably withheld, conditioned or delayed) to act as agent (the “Paying Agent”) for the purpose of effecting payments to the holders of Shares, holders of Manager Membership Interests, holders of OpCo Membership Interests and holders of OpCo Profits Units entitled to receive the Company Merger Consideration, the Manager Merger Consideration, the OpCo Merger Consideration (including for purposes of this Section amounts payable in respect of the Company Purchased OpCo Membership Interests in accordance with Section 3.03(a)) and the OpCo Profits Units Merger Consideration (including for purposes of this Section amounts payable in respect of the Company Purchased OpCo Profits Units in accordance with Section 3.03(b)), respectively (collectively, the “Holders”), and (ii) enter into a paying agent agreement, in form and substance reasonably acceptable to the Company Entities and the Parent Entities, with such Paying Agent for the payment of the Company Merger Consideration, Manager Merger Consideration, the OpCo Merger Consideration and the OpCo Profits Units Merger Consideration in accordance with this Agreement and Annex 1 of the Company Disclosure Letter (excluding the portion of the Company Merger Consideration, Manager Merger Consideration, OpCo Merger Consideration or OpCo Profits Units Merger Consideration that is required to be paid to the applicable Holders on a date that is after the Closing Date pursuant to Annex 1 of the Company Disclosure Letter (the “Deferred Payments”) which shall be paid in accordance with Section 3.04(e)). At or prior to the Effective Time, the Parent Entities shall have deposited, or shall cause to have been deposited, with the Paying Agent, for the benefit of the Holders, cash in an amount that, when taken together with the amounts deposited by the Company pursuant to the eighth sentence of this Section 3.04(a), is sufficient to pay the Company Merger Consideration, the Manager Merger Consideration, the OpCo Merger Consideration (including for this purpose, for the avoidance of doubt, any amounts owing in respect of the Company Purchased OpCo Membership Interests in accordance with Section 3.03(a)) and the OpCo Profits Units Merger Consideration (including for this purpose, for the avoidance of doubt, any amounts owing in respect of the Company Purchased OpCo Profits Units in accordance with Section 3.03(b)) required to be paid pursuant to this Article III (excluding the Deferred Payments and any Merger Consideration that would have otherwise been payable in respect of Dissenting Shares had such Shares not been Dissenting Shares) (such cash being deposited with the Paying Agent is hereinafter referred to as the “Payment Fund”). The Payment Fund shall not be used for any other purpose. The Payment Fund shall be invested by the Paying Agent as directed by the Parent Entities; provided, however, that such investments shall be in obligations of or guaranteed by the United States or any agency or instrumentality thereof and backed by the full faith and credit of the United States, in commercial paper obligations rated the highest quality by either Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, or in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $10 billion (based on the most recent financial statements of such bank which are then publicly available), or a combination of the foregoing. Any net profit resulting from, or interest or income produced by, such investments shall be payable to the Surviving Company. To the extent that there are losses with respect to such investments, or the Payment Fund diminishes for other reasons below the level required to make prompt payments of the Company Merger Consideration, the Manager Merger Consideration, the OpCo Merger Consideration and the OpCo Profits Units Merger Consideration as contemplated hereby, the Parent Entities shall promptly replace or restore the portion of the Payment Fund lost through investments or other events so as to ensure that the Payment Fund is, at all times, maintained at a level sufficient to make such payments. All fees and expenses of the Paying Agent shall be borne by the Parent Entities or the Surviving Company. At or prior to the Effective Time, the Company Entities shall have deposited, or cause to be deposited, in the Payment Fund an amount equal to the amount received by the Company Entities pursuant to the consummation of the distributions pursuant to Section 7.15. At or prior to the Effective Time, the Parent Entities shall have deposited, or shall cause to have been deposited, with OpCo, for the benefit of the holders of Company Equity Awards and Phantom Unit Holders, in cash in an amount sufficient for the OpCo, together with available cash at OpCo and its Affiliates, to pay the aggregate Option Consideration, the aggregate RSU/PSU Payments

(solely with respect to Vested Company RSUs and Vested Company PSUs as of the Effective Time) and the aggregate Phantom Unit Payments (other than the Deferred Phantom Unit Payments) in accordance with this Agreement, in each case, together with any employer-paid payroll or similar Taxes related thereto (such cash being deposited with OpCo is hereinafter referred to as the “Compensatory Award Fund”). The Compensatory Award Fund shall not be used for any other purposes.

(b) Exchange Procedures. Promptly after the Effective Time (and in no event later than two Business Days thereafter), the Parent Entities shall cause to be mailed (i) to each Person who was, at the Company Merger Effective Time, the Manager Merger Effective Time or the OpCo Merger Effective Time, as applicable, a Holder of Shares represented by book-entry, Manager Membership Interests, OpCo Membership Interests or OpCo Profits Units, as applicable (collectively, the “Book-Entry Securities”), instructions for use in effecting the surrender of such Book-Entry Securities in exchange for the Merger Consideration to which such Holder is entitled pursuant to this Article III (other than any Deferred Payments) and (ii) to the extent any Certificates are outstanding as of immediately prior to the Company Merger Effective Time, to each Holder who was, at the Company Merger Effective Time, a holder of record of a certificate or certificates (“Certificates”) that represented any Shares outstanding immediately prior to the Company Merger Effective Time, a form of letter of transmittal (which (A) shall specify that delivery of a Certificate shall be effected, and risk of loss and title to such Certificate shall pass, only upon delivery of such Certificate to the Paying Agent and (B) shall be in such form and have such other customary provisions as the Surviving Company may specify), together with instructions thereto, setting forth, inter alia, the procedures by which holders of Certificates may surrender such Certificates in exchange for the Merger Consideration to which such holder is entitled pursuant to this Article III. If payment of the applicable Merger Consideration in respect of any Shares represented by Certificates is to be made to a Person other than the Person in whose name a Certificate surrendered is registered, it shall be a condition of payment of the Company Merger Consideration that (w) the Certificate so surrendered shall be properly endorsed or shall otherwise be in proper form for transfer and (x) the Person requesting such payment shall pay any transfer or other Taxes required solely by reason of the payment of such Company Merger Consideration to a Person other than the registered holder of such Certificate or establish to the reasonable satisfaction of the Parent Entities that such Tax has been paid or is not applicable. In the event of a transfer of ownership of Book-Entry Securities that is not registered in the transfer records of the Company Entities, payment of the applicable Merger Consideration (other than any Deferred Payments) may be made to a Holder other than the Person in whose name the Book-Entry Security is registered if (y) all documents required to evidence and effect such transfer or otherwise be in proper form for transfer are presented to the Paying Agent and (z) the Holder requesting such payment shall pay any transfer or other Taxes required solely by reason of the payment of such Merger Consideration (other than any Deferred Payments) to a Person other than the registered holder of such Book-Entry Security or establish to the reasonable satisfaction of the Parent Entities that such Tax has been paid or is not applicable. Until surrendered as contemplated by this Section 3.04, each Book-Entry Security and Certificate shall be deemed at all times after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration (other than any Deferred Payments) to which the holder of such Book-Entry Security or Certificate is entitled pursuant to this Article III. No interest shall be paid or will accrue on any cash payable to holders of Book-Entry Securities or Certificates pursuant to the provisions of this Article III. Each Holder that is a registered holder of one or more Book-Entry Securities shall, upon receipt by the Paying Agent of an “agent’s message” in customary form (or such other evidence, if any, as the Paying Agent may reasonably require), be entitled to receive, and the Parent Entities shall cause the Paying Agent to pay and deliver as soon as reasonably practicable after receipt of such agent’s message (or such other evidence, if any, as the Paying Agent may reasonably require), the Merger Consideration (other than any Deferred Payments) for each Book-Entry Security. Each Holder that is a holder of one or more Certificates shall, upon completion of such applicable procedures by such holder and the surrender of such holder’s Certificate, be entitled to receive, and the Parent Entities shall cause the Paying Agent to pay and deliver as soon as reasonably practicable after the completion of such procedures, the Merger Consideration (other than any Deferred Payments) for each Share represented by such Certificates. Upon the payment and delivery of the applicable Merger Consideration (other than any Deferred Payments) with respect to a Certificate or Book-Entry Security, such Certificate or Book-Entry Security shall forthwith be canceled. Prior to the Company Merger Effective Time, the Parent Entities and the

Company Entities shall cooperate to establish procedures with the Paying Agent and the Depository Trust Company (“DTC”) with the objective that the Paying Agent shall transmit to DTC or its nominee on the Closing Date an amount in cash, by wire transfer of immediately available funds, equal to (X) the number of shares of Company Common Stock (other than Excluded Shares, Rollover Shares and any Dissenting Shares) held of record by DTC or such nominee immediately prior to the Company Merger Effective Time multiplied by (Y) the Company Merger Consideration.

(c) No Further Rights. From and after the Company Merger Effective Time, holders of Shares shall cease to have any rights as stockholders of the Company, except as provided herein or by Law, including the right to receive the Merger Consideration payable in accordance with this Article III. From and after the Manager Merger Effective Time, holders of Manager Membership Interests shall cease to have any rights as equityholders of Manager, except as provided herein or by Law, including the right to receive the Merger Consideration payable in accordance with this Article III. From and after the OpCo Merger Effective Time, holders of OpCo Membership Interests shall cease to have any rights as equityholders or OpCo, except as provided herein or by Law, including the right to receive the Merger Consideration payable in accordance with this Article III.

(d) Termination of Payment Fund. Any portion of the Payment Fund that remains undistributed to the Holders 12 months after the Effective Time shall be delivered to the Surviving Company, Surviving Manager or Surviving OpCo, as applicable upon demand, and any Holders who have not theretofore complied with this Article III shall thereafter look only to the Parent Entities or the Surviving Company, Surviving Manager or Surviving OpCo, as applicable for, and the Parent Entities or the Surviving Company, Surviving Manager or Surviving OpCo, as applicable, shall remain liable for, payment of their claim for the Merger Consideration. Any portion of the Payment Fund remaining unclaimed by Holders as of a date which is immediately prior to such time as such amounts would otherwise escheat to or become property of any Governmental Authority shall, to the extent permitted by applicable Law, become the property of the Surviving Company, Surviving Manager or Surviving OpCo, as applicable free and clear of any claims or interest of any Person previously entitled thereto. No Parent Entity, the Surviving Company, the Surviving Manager or the Surviving OpCo shall be liable to any Person in respect of any Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

(e) Deferred Payments. As soon as reasonably practicable following such time at which a Deferred Payment becomes due in accordance with Annex 1 of the Company Disclosure Letter, such Deferred Payment shall be made to the Holder who is entitled to such Deferred Payment pursuant to Annex 1 of the Company Disclosure Letter through (i) a payment from Manager, for each Deferred Payment in respect of Manager Membership Interests; (ii) a payment from OpCo, for each Deferred Payment in respect of OpCo Membership Interests or OpCo Profits Units that are not covered by the following clause (iii); and (iii) from the Company, for any Deferred Payments in respect of Company Purchased OpCo Membership Interests or Company Purchased OpCo Profits Units, as applicable.

3.05 Transfer Books. At the Company Merger Effective Time, the Manager Merger Effective Time or the OpCo Merger Effective Time, as applicable, the transfer books of the Company Entities shall be closed (other than as required to evidence the Rollover Holders’ ownership of any Rollover Units or Rollover Shares), and, except with respect to any Rollover Units or Rollover Shares, and thereafter there shall be no further registration of transfers of Shares, Manager Membership Interests, OpCo Membership Interests or OpCo Profits Units on the records of the Company Entities other than transfers to reflect, in accordance with customary settlement procedures, trades effected prior to the Company Merger Effective Time, the Manager Merger Effective Time or the OpCo Merger Effective Time, as applicable.

3.06 Company RSUs; Company PSUs; Company Options; Company Stock Plan; Phantom Units.

(a) As of the Effective Time, by virtue of the Company Merger and without any further action on the part of any holder thereof, any of the Parent Entities or any of the Company Entities, each then-outstanding Company Equity Award shall be treated as follows:

(i) Vested Company RSUs; Vested Company PSUs. Each Vested Company RSU or Vested Company PSU that is outstanding and has not yet been settled as of the Effective Time shall terminate and be converted into and represent the right to receive from OpCo or the applicable Company Subsidiary a cash amount equal to the product, rounded to the nearest cent, of (x) the Company Merger Consideration and (y) the number of shares of Company Class A Common Stock subject to such Vested Company RSU or Vested Company PSU (as applicable) (such amount, the “Vested Company RSU/PSU Payment”); provided that the OpCo shall be entitled to deduct and withhold from the Company RSU/PSU Payment the amount of withholding for Taxes required to be deducted and withheld as a result of the Transactions. OpCo shall, or shall cause its applicable Subsidiary to, pay through the payroll of OpCo or its applicable Subsidiary to each holder of a Vested Company RSU or Vested Company PSU the applicable Vested Company RSU/PSU Payment, as soon as practicable following the Effective Time and in any event within forty (40) Business Days following the Effective Time; provided that to the extent payment within such time or on such date would trigger a Tax or penalty under Section 409A of the Code, such payments shall be made on the earliest date that payment would not trigger such Tax or penalty.

(ii) Vested Company Options. Each Vested Company Option that is outstanding as of immediately prior to the Effective Time shall terminate and be converted into and represent the right to receive the Option Consideration from OpCo or its applicable Subsidiary; provided that the Surviving Company shall be entitled to deduct and withhold from such Option Consideration the amount of withholding for Taxes required to be deducted and withheld as a result of the Transactions. The Surviving Company shall cause its applicable Subsidiary to, pay through the payroll of such applicable Subsidiary to each holder of a Vested Company Option the applicable Option Consideration, as soon as practicable following the Effective Time and in any event within forty (40) Business Days following the Effective Time; provided that to the extent payment within such time or on such would trigger a Tax or penalty under Section 409A of the Code, such payments shall be made on the earliest date that payment would not trigger such Tax or penalty.

(iii) Unvested Company PSUs; Unvested Company Options. Each Unvested Company PSU or Unvested Company Option that is outstanding as of immediately prior to the Effective Time shall automatically be cancelled and no payment shall be made with respect thereto.

(iv) Unvested Company RSUs. The treatment of each Unvested Company RSU outstanding as of immediately prior to the Effective Time shall be determined by the Executive Committee prior to the Effective Time or, if not determined prior to the Effective Time, by the Committee (as defined in the Company Stock Plan) as soon as reasonably practicable following the Effective Time.

(b) Company Stock Plan. Prior to the Effective Time, the administrator of the Company Stock Plan shall adopt such resolutions or take such other actions necessary to effect the treatment described in Section 3.06(a).

(c) Phantom Units.

(i) Each holder of Phantom Units set forth on Annex 2 of the Company Disclosure Letter (each, a “Phantom Unit Holder”) shall be entitled to payments in respect of his or her Phantom Units that remain outstanding as of the Effective Time in the amounts and at such times as set forth opposite such Phantom Unit Holder’s name on Annex 2 of the Company Disclosure Letter (such Phantom Unit Holder’s “Phantom Unit Payment”). OpCo shall, or shall cause the applicable Company Subsidiary to, pay through the payroll of OpCo or the applicable Company Subsidiary to each Phantom Unit Holder his or her Phantom Unit Payment (other than any Deferred Phantom Unit Payment), as soon as practicable following the Effective Time and in any event within forty (40) Business Days following the Effective Time; provided that to the extent payment within such time or on such would trigger a Tax or penalty under Section 409A of the Code, such payments shall be made on the earliest date that payment would not trigger such Tax or penalty.

(ii) The right of the Phantom Unit Holders to receive the portion of the Phantom Unit Payments that is required to be paid to the applicable Phantom Unit Holders on a date that is after the Closing Date pursuant to Annex 2 of the Company Disclosure Letter, together with any employer-paid payroll or similar Taxes related thereto (collectively, the “Deferred Phantom Unit Payments”), pursuant to the second sentence of this Section 3.06(c)(ii) shall remain subject to the same terms, conditions and restrictions that were applicable to the corresponding Phantom Units, including under any award agreement. As soon as reasonably practicable following such time at which a Deferred Phantom Unit Payment becomes payable in accordance with Annex 2 of the Company Disclosure Letter, such Deferred Phantom Unit Payment shall be made to the Phantom Unit Holder who is entitled to such Deferred Phantom Unit Payment pursuant to Annex 2 of the Company Disclosure Letter through OpCo or the applicable Company Subsidiary and shall be subject to all applicable Tax and other withholdings; provided that any such payments shall be made in accordance with Section 409A of the Code, if applicable.

3.07 Certain Adjustments. Without limiting the other provisions of this Agreement, if the outstanding Shares, OpCo Membership Interests or Manager Membership Interests are changed into a different number or class of shares or units due to any stock or unit split, reverse stock or unit split, stock or unit dividend (including any dividend or distribution of securities convertible into Shares, OpCo Membership Interests or Manager Membership Interests), reorganization, recapitalization, reclassification, combination, exchange of shares or units or other like change with respect to the Shares, OpCo Membership Interests or Manager Membership Interests occurring on or after the date hereof and prior to the Company Merger Effective Time, the OpCo Merger Effective Time, or the Manager Merger Effective Time, as applicable, the Merger Consideration as provided in this Article  III, as applicable, shall be equitably adjusted to reflect the effect thereof.

3.08 Dissenting Shares.

(a) Notwithstanding any provision of this Agreement to the contrary, Shares that are outstanding immediately prior to the Company Merger Effective Time and that are held by stockholders who shall have neither voted in favor of the Company Merger nor consented thereto in writing and who shall have demanded, properly in writing, appraisal for such Shares in accordance with Section 262 of the DGCL (collectively, the “Dissenting Shares”) shall not be cancelled and converted into, or represent the right to receive, the Company Merger Consideration in accordance with Section 3.01(a) unless such holder fails to perfect, withdraws or otherwise loses the right to appraisal. At the Company Merger Effective Time, all Dissenting Shares will no longer be outstanding and automatically will be cancelled and will cease to exist, and, except as otherwise provided by applicable Laws, each holder of Dissenting Shares will cease to have any rights with respect to the Dissenting Shares, other than such rights as are granted under such Section 262 of the DGCL. Such stockholders shall be entitled to receive payment of the appraised value of such Shares held by them in accordance with the provisions of such Section 262 of the DGCL, except that all Dissenting Shares held by stockholders who shall have failed to perfect or who effectively shall have withdrawn or lost their rights to appraisal of such Shares under such Section 262 of the DGCL shall thereupon be canceled and deemed to have been converted into, and to have become exchangeable for, as of the Company Merger Effective Time, the right to receive the Company Merger Consideration in accordance with Section 3.01(a), without any interest thereon, upon surrender, in the manner provided in Section 3.04, of such Shares.

(b) The Company shall give the Parent Entities prompt notice and copies of any demands for appraisal received by the Company, withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company. The Company shall not, except with the prior written consent of the Parent Entities, make any payment, or offer or agree to make any payment, with respect to any demands for appraisal or offer to settle or settle any such demands.

3.09 Withholding Rights. Notwithstanding anything in this Agreement to the contrary, each of the Parent Entities, the Paying Agent and the Company Entities (and any of their Affiliates or agents) shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any Person such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, or any other applicable state, local or foreign Tax Law. To the extent that amounts are so withheld, such withheld amounts (i) shall be remitted to the applicable Governmental Authority and (ii) shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY ENTITIES

Except (a) as set forth in the corresponding section or subsections of the disclosure letter prepared by the Company Entities and delivered to the Parent Entities and the Merger Subs in connection with the execution and delivery of this Agreement (the “Company Disclosure Letter”), or (b) as disclosed in any report, schedule, form, statement or other document (including all exhibits and other information incorporated by reference therein and all amendments and supplements thereto) filed with, or furnished to, the SEC by the Company or a Company Subsidiary, or incorporated by reference into such document and that are publicly available since (and including) April 28, 2021 through at least two Business Days prior to the date of this Agreement (collectively, the “SEC Documents”) (but excluding any cautionary or forward-looking information in the “Risk Factors” or “Forward-Looking Statements” sections of such SEC Documents) (it being agreed that (i) for purposes of the representations and warranties set forth in this Article IV, disclosure of any item in any section or subsection of the Company Disclosure Letter shall be deemed disclosure with respect to any other section or subsection (other than Sections 4.01, 4.02, 4.03, 4.05, 4.06 and 4.23 of the Company Disclosure Letter) to which the relevance of such item is reasonably apparent on its face and (ii) nothing disclosed in the SEC Documents pursuant to the preceding clause (b) shall be deemed to modify or qualify the representations and warranties set forth in Sections 4.01, 4.02, 4.03, 4.05, 4.06, 4.08(a) and 4.23), the Company represents and warrants to the Parent Entities and the Merger Subs as follows:

4.01 Organization and Qualification; Company Subsidiaries.

(a) The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. OpCo is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware. Each Company Entity has all necessary power and authority to (i) conduct its business in the manner in which its business is currently being conducted, (ii) own, lease and use its assets, properties and rights in the manner in which its assets, properties and rights are currently owned, leased and used and (iii) perform its obligations under all Contracts by which it is bound, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) Each of the Company Entities is qualified or licensed to do business as a foreign entity, and is in good standing, in each jurisdiction where the nature of its business requires such qualification or licensing, except where the failure to be so qualified, licensed or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(c) The Company does not own, directly or indirectly, any capital stock of, any other equity-linked or similar interest in, any equity interest of any nature or any interest convertible into or exchangeable or exercisable for any equity-linked or similar interest in, any entity other than Manager, OpCo and the Company Subsidiaries. None of the Company Entities or the Company Subsidiaries has agreed or is obligated to make, or is bound by any Contract under which it may become obligated to make, any future investment in or capital contribution to any other entity.

(d) Section 4.01(d) of the Company Disclosure Letter identifies each Subsidiary of OpCo (collectively, the “Company Subsidiaries” and each, a “Company Subsidiary”) and the ownership interest therein of OpCo or such other Company Subsidiary who is the direct owner thereof and indicates its jurisdiction of organization. Each Company Subsidiary is a corporation or other business entity duly incorporated or organized (as applicable), validly existing and in good standing (to the extent a concept of “good standing” is applicable) under the Laws of its jurisdiction of incorporation or organization and has full corporate or other organizational power and authority required to own, lease or operate, as appropriate, the assets, rights and properties that it purports to own, lease and operate and to carry on its business as now conducted, and is qualified to do business in each jurisdiction where such qualification is necessary, except, in each case, where any failure thereof would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All outstanding shares of capital stock or voting securities of, or other equity interests in, each Company Subsidiary have been duly authorized, validly issued, fully paid, nonassessable and are owned by a Company Entity or by another Company Subsidiary, free and clear of all Liens other than restrictions imposed by applicable securities laws or the organizational documents of any such Company Subsidiary.

(e) The Company has made available to the Parent Entities and the Merger Subs or their respective Representatives accurate and complete copies of the organizational documents of the Company Entities, including all amendments thereto, as in effect on the date of this Agreement. None of the Company Entities or the Company Subsidiaries is in violation of any provision of its respective organizational documents, except for violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.02 Capitalization.

(a) The authorized capital stock of the Company consists of (i) 5,000,000,000 shares of Company Class A Common Stock (including any Company Restricted Shares), of which 301,078,199 shares of Company Class A Common Stock have been issued and are outstanding as of the close of business on March 8, 2024 (the “Capitalization Date”), (ii) 5,000,000,000 shares of Company Class B Common Stock, none of which are issued and outstanding as of the close of business on the Capitalization Date, (iii) 5,000,000,000 shares of Company Class C Common Stock, none of which are issued and outstanding as of the close of business on the Capitalization Date, (iv) 4,983,448,411 shares of Company Class X Common Stock as of the Capitalization Date, of which 166,046,191 shares of Company Class X Common Stock have been issued and are outstanding as of the close of business on the Capitalization Date, (v) 989,681,838 shares of Company Class Y Common Stock as of the Capitalization Date, of which 225,918,741 shares of Company Class Y Common Stock have been issued and are outstanding as of the close of business on the Capitalization Date and (vi) 1,000,000,000 shares of Company Preferred Stock, none of which are issued or outstanding as of the close of business on the Capitalization Date. No Shares were held in treasury or owned by Manager, OpCo or any Company Subsidiary as of the close of business on the Capitalization Date. All of the outstanding Shares have been duly authorized and validly issued and are fully paid and nonassessable. The issued and outstanding Manager Membership Interests are as set forth on Section 4.02(a) of the Company Disclosure Letter. Such list sets forth (i) the number and class of Manager Membership Interests outstanding as of the close of business on the Capitalization Date, and (ii) the number and class of Manager Membership Interests held by the Company and the other holders of Manager Membership Interests as of the close of business on the Capitalization Date. No Manager Membership Interests were owned by OpCo or any Company Subsidiary as of the close of business on the Capitalization Date. The Manager Membership Interests are validly issued and have not been issued in violation of, and, except as set forth in the Manager Operating Agreement are not subject to, any preemptive or subscription rights, rights of first refusal, purchase option, call option or similar rights. The issued and outstanding equity interests of OpCo as of the close of business on the Capitalization Date are as set forth on Section 4.02(a) of the Company Disclosure Letter. Such list sets forth (i) the number and class of OpCo Membership Interests outstanding as of the close of business on the Capitalization Date, (ii) the number and class of OpCo Membership Interests held by Manager and the other holders of OpCo Membership Interests as of the close of business on the Capitalization Date and (iii) for any unvested OpCo Membership Interests, any vesting criteria. No OpCo Membership Interests were owned by any Company Subsidiary as of the close of business on the Capitalization Date. The OpCo Membership Interests are validly issued and have not been issued in violation of, and, except as set forth in the OpCo Operating Agreement are not subject to, any preemptive or subscription rights, rights of first refusal, purchase option, call option or similar rights. The issued and outstanding equity interests of each Executive Holdco as of the close of business on the Capitalization Date are as set forth on Section 4.02(a) of the Company Disclosure Letter. Such list sets forth the number and the class of equity interests outstanding of such Executive Holdco and the holders thereof as of the close of business on the Capitalization Date. No equity interests of an Executive Holdco were owned by any Company Subsidiary as of the close of business on the Capitalization Date. The equity interests of each Executive Holdco are validly issued and have not been issued in violation of, and, except as set forth in the operational documents of the applicable Executive Holdco, are not subject to, any preemptive or subscription rights, rights of first refusal, purchase option, call option or similar rights.

(b) The equity interests of each Executive Holdco, the Manager Membership Interests and the OpCo Membership Interests have been granted or issued in compliance in all material respects with all applicable federal securities laws and all applicable foreign and state securities or “blue sky” laws.

(c) Except as set forth in the OpCo Operating Agreement or the Manager Operating Agreement, (i) no outstanding Share, Manager Membership Interest or OpCo Membership Interest is entitled or subject to any preemptive right, right of repurchase or forfeiture, right of participation, right of maintenance or any similar right, (ii) no outstanding Share, Manager Membership Interest or OpCo Membership Interest is subject to any right of first refusal in favor of the Company, Manager or OpCo, (iii) no outstanding bond, debenture, note or other Indebtedness of any Company Entity has a right to vote on any matter on which stockholders of the Company, members of Manager or members of OpCo have a right to vote and (iv) no Contract of any Company Entity relates to the voting or registration of, or restricts any Person from purchasing, selling, pledging or otherwise disposing of (or from granting any option or similar right with respect to), any Share, Manager Membership Interest or OpCo Membership Interest. The Company Entities are not under any obligation, nor are they bound by any Contract pursuant to which they may become obligated, to repurchase, redeem, or otherwise acquire any outstanding Share, Manager Membership Interest or OpCo Membership Interest. The Class A Common Stock constitutes the only outstanding class of securities of the Company registered under the Securities Act.

(d) As of the close of business on the Capitalization Date, 14,687,333 shares of Company Class A Common Stock were reserved for future issuance pursuant to awards outstanding under the Company Stock Plan, including (i) 9,566,935 shares of Company Class A Common Stock reserved for issuance pursuant to outstanding Company RSUs, (ii) 1,033,295 shares of Company Class A Common Stock reserved for issuance pursuant to outstanding Company PSUs (assuming any performance-based conditions are fully satisfied, other than as set forth in Section 4.02(d) of the Company Disclosure Letter), (iii) 4,073,339 shares of Company Class A Common Stock reserved for issuance upon exercise of Company Options and (iv) 13,764 Company Restricted Shares. The Company has made available to the Parent Entities and the Merger Subs or their respective Representatives copies of the Company Stock Plan covering Company Equity Awards outstanding and the forms of all award agreements covering material Company Equity Awards outstanding as of the date of this Agreement. Each Company Equity Award was issued in compliance in all material respects with applicable Law. Other than the OpCo Membership Interests, Manager Membership Interests and as set forth in Section 4.01(a), this Section 4.02(d) and Section 4.02(e), there is no issued, reserved for issuance, outstanding, or authorized stock option, restricted stock unit award, restricted stock award, stock appreciation, phantom stock or phantom units, profits interest, profit participation, or similar right, or equity or equity-based award with respect to a Company Entity to which a Company Entity is a party or by which a Company Entity is otherwise bound.

(e) Section 4.02(e) of the Company Disclosure Letter sets forth a complete schedule of any phantom units or similar interests that relate to such equity interests of any Company Entity as of the close of business on the Capitalization Date. Section 4.02(e) of the Company Disclosure Letter also sets forth, with respect to any phantom units or similar interests, threshold or distribution value applicable to such interests (if any), and vesting conditions (if not fully vested as of the Capitalization Date).

(f) Except for the OpCo Membership Interests, Manager Membership Interests and as set forth in Section 4.02(a), Section 4.02(d) or Section 4.02(e), as of the close of business on the Capitalization Date, there is no: (i) outstanding share of capital stock or other equity or ownership interest in a Company Entity; (ii) outstanding subscription, option, call, warrant, right (whether or not currently exercisable), agreement or commitment of any character to acquire any share of capital stock or other equity or membership interest, restricted stock unit, stock-based performance unit, profits interest or profits unit, or any other right that is linked to, or the value of which is in any way based on or derived from the value of any share of capital stock, membership interests or other securities of a Company Entity (such as phantom interests or phantom units), in each case, issued by a Company Entity or to which a Company Entity is bound; (iii) outstanding security, instrument, bond, debenture, note or obligation that is or may become convertible into or exchangeable for any share of capital stock, membership interests or other securities of a Company Entity; or (iv) rights plan (or similar plan commonly referred to as a “poison pill”) or Contract under which a Company Entity is or may become obligated to sell or otherwise issue any share of its capital stock, membership interests or any other security. None of the Company Entities or Company Subsidiaries is a party to any stockholders’ agreement, proxy, voting trust agreement or registration rights agreement or similar agreements, arrangements or commitments relating to any equity securities of a Company Entity or any other Contract relating to disposition, pledges, voting or dividends with respect to any equity securities of a Company Entity.

4.03 Authority; Binding Nature of Agreement. Each of the Company Entities has the necessary corporate (or equivalent) power and authority to enter into, and to perform its obligations under, this Agreement and to consummate the Transactions, subject only to receipt of the Written Consent. Except for obtaining the Written Consent, the Executive Committee Recommendation and the Special Committee Recommendation, no other corporate (or equivalent) action on the part of the Company Entities is necessary to authorize the execution, delivery and performance by, the Company Entities of this Agreement and the consummation by them of the Transactions. The Special Committee, at a meeting duly called and held on or prior to the date of this Agreement, has unanimously (a) determined that this Agreement and the Transactions, including the Mergers, on the terms and subject to the conditions set forth herein, are advisable, fair to and in the best interests of the Company and its Public Stockholders and (b) made the Special Committee Recommendation. The Executive Committee has, at a meeting duly called and held on or prior to the date of this Agreement, acting upon the Special Committee Recommendation, unanimously (i) determined that this Agreement and the Transactions are fair to and in the best interests of the Company and its stockholders, including the Public Stockholders, (ii) approved and declared advisable this Agreement and the Transactions, (iii) authorized and approved the execution, delivery and performance by the Company of this Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth herein and (iv) made the Executive Committee Recommendation. The Company, in its capacity as the managing member of Manager, has caused Manager, in its capacity as the managing member of OpCo and owner of a majority of the outstanding OpCo Membership Interests, to (A)determine that this Agreement and the Transactions are fair to and in the best interests of OpCo and its members, (B) approve and declare advisable this Agreement and the Transactions and (C) approve the execution, delivery and performance by OpCo of this Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth herein. The approvals set forth in the foregoing three sentences are hereinafter referred to as the “Company Approvals”. The Company Approvals have not, as of the date of this Agreement, been subsequently rescinded, modified or withdrawn in any way. This Agreement has been duly executed and delivered by the Company Entities and, assuming due execution and delivery by the other parties hereto, constitutes the valid and binding agreement of the Company Entities, respectively, enforceable against the Company Entities, respectively, in accordance with its terms, subject to the Enforceability Exceptions. The Company Approvals have been obtained and, other than the Company Approvals and the Company Stockholder Approval, no vote of any class or series of a Company Entity’s capital stock or membership interests prior to the Effective Time, or of any holder of any other security of any Company Entity or the Executive Committee, or any member of Manager or OpCo or the approval of any Person under any organizational document of any Company Entity, is necessary to adopt this Agreement and approve the consummation of the Transactions other than any approvals necessary to approve any dividend pursuant to Section 7.19, and subject, in the case of the consummation of the Mergers, only to the receipt of the Written Consent, the Company Approvals will be sufficient to approve this Agreement and the Transactions, including the Mergers, in accordance with the DGCL and DLLCA and each Company Entity’s organizational documents.

4.04 No Conflict; Required Filings and Consents.

(a) The execution and delivery of this Agreement by the Company Entities do not, and the performance of this Agreement by the Company Entities and the consummation by the Company Entities of the Transactions will not, (i) conflict with or violate any of (A) the certificate of incorporation, certificate of formation, bylaws, operating agreement and other charter and organizational documents of the Company Entities or (B) any similar organizational documents of any other Company Subsidiary, (ii) assuming that all consents, approvals and other authorizations described in Section 4.04(b) have been obtained and all filings and other actions described in Section 4.04(b) have been made or taken and the Written Consent has been obtained, conflict with or violate any Law applicable to a Company Entity or any Company Subsidiary or by which any property or asset of a

Company Entity or any Company Subsidiary is bound or (iii) result in any breach or violation of or constitute a default (or an event which, with notice or lapse of time or both, would become a default) by a Company Entity or any Company Subsidiary under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the loss of any benefit under, or the creation of any Lien (other than Permitted Liens) on the properties or assets of a Company Entity or any Company Subsidiary pursuant to, any Contract to which a Company Entity or any Company Subsidiary is a party or by which a Company Entity or any Company Subsidiary or their respective properties, rights or assets is bound, except, with respect to each of the foregoing clauses (i)(B), (ii) and (iii), for any such conflict, violation, breach, default, or other occurrence that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) The execution and delivery of this Agreement by the Company Entities do not, and the performance of this Agreement by the Company Entities and the consummation by the Company Entities of the Transactions will not, require any consent, approval, authorization or permit of, filing or registration with, notification or report to, or expiration of waiting periods from, any Governmental Authority, except for (i) applicable requirements, if any, of the Securities Act, (ii) compliance with the applicable requirements of the Exchange Act, including the filing with the SEC of the Information Statement and Schedule 13e-3, (iii) any filing required under the rules and regulations of the NYSE, (iv) the filing of the Certificates of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL and DLLCA, (v) the premerger notification and waiting period requirements of the HSR Act, (vi) any consent, approval, order, authorization, authority, transfer, waiver, disclaimer, registration, declaration or filing set forth in Section 4.04(b) of the Company Disclosure Letter (the “Third-Party Consents”) and (vii) any other consent, approval, order, authorization, authority, transfer, waiver, disclaimer, registration, declaration or filing, which, in each case, if not obtained or made would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.05 Vote Required. Other than any Company Approval, the affirmative vote of the holders of a majority of the voting power of the shares of the Company Common Stock outstanding as of the effective date of the Written Consent in favor of adopting this Agreement (the “Company Stockholder Approval”) is the only vote of the holders of any class or series of the Company’s capital stock or holders of any class or series of the OpCo Membership Interests prior to the Effective Time necessary to adopt this Agreement and approve the consummation of the Transactions, and the execution and delivery of the written consent in the form attached hereto as Exhibit C by the Specified Stockholders to approve and adopt this Agreement and the Company Merger in accordance with Section 228 and Section 251(c) of the DGCL (the “Written Consent”) will satisfy the Company Stockholder Approval.

4.06 Anti-Takeover Provisions. No (i) “business combination”, “control share acquisition”, “fair price”, “moratorium” or other anti-takeover Laws (each, a “Takeover Law”), (ii) stockholder rights agreement, “poison pill” or similar anti-takeover agreement or (iii) anti-takeover provision in the organizational documents of a Company Entity or any Company Subsidiary applies or will apply with respect to this Agreement or the Transactions, including the Mergers.

4.07 Financial Statements; Internal Controls.

(a) The Company has filed or furnished (or caused to be filed or furnished by any Company Subsidiary, as applicable) on a timely basis all reports, schedules, forms, statements, and other documents (including exhibits and all other information incorporated therein, amendments and supplements thereto) required to be filed or furnished by a Company Entity or any Company Subsidiary with or to the SEC (the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act, the Exchange Act, or the Sarbanes-Oxley Act, as the case may be, and applicable to such SEC Reports or a Company Entity or any Company Subsidiary and, except to the extent that information in such SEC Report has been revised, amended, modified, or superseded (prior to the date of this Agreement) by a later-filed SEC Report, none of the SEC Reports, when filed or furnished, contained (or, with respect to SEC Reports filed or furnished after the date of this Agreement, will not contain) any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, in each case, that no representation is made as to the accuracy of any financial projection or forward-looking statement or the completeness of any information filed or furnished by a Company Entity or any Company Subsidiary with or to the SEC solely for the purposes of complying with Regulation FD promulgated under the Exchange Act. Other than TKO Group Holdings, Inc. (“TKO”), no Company Subsidiary is required to file or furnish any report, statement, schedule, form, registration statement, proxy statement, certification, or other document with, or make any other filing with, or furnish any other material to, the SEC.

(b) The consolidated financial statements (including related notes and schedules) contained or incorporated by reference in the SEC Reports (the “Financial Statements”): (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or as permitted by Regulation S-X, or, in the case of unaudited financial statements, as permitted by Form 10-Q, Form 8-K, or any successor form under the Exchange Act); and (iii) fairly present, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries or TKO and its consolidated Subsidiaries, as applicable, as of the respective dates thereof and the consolidated results of operations and cash flows of the Company and its consolidated Subsidiaries or TKO and its consolidated Subsidiaries, as applicable, for the periods covered thereby (subject, in the case of the unaudited financial statements, to normal and recurring year-end adjustments that are not, individually or in the aggregate, reasonably expected to be material to the business of the Company Entities and the Company Subsidiaries, taken as a whole).

(c) Each of the Company and TKO maintains, (i) with respect to the Company, at all times since the Reference Date and (ii) with respect to, TKO, since September 12, 2023, has maintained, a system of internal controls over financial reporting (within the meaning of Rules 13a-15(f) and 15d-15(f) promulgated under the Exchange Act) that (x) solely with respect to the Company (and not TKO), comply with the requirements of the Exchange Act and (y) have been designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, and includes those policies and procedures that: (1) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company or TKO, as applicable; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and that receipts and expenditures are being made only in accordance with authorizations of management and directors of the Company or TKO, as applicable; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the assets of the Company or TKO, as applicable, that could have a material effect on the consolidated financial statements of the Company or TKO, as applicable. Since the Reference Date, none of the Company, the Executive Committee, the audit committee of the Company or, to the Knowledge of the Company, the Company’s independent registered accounting firm, has identified or been made aware of any: (A) significant deficiency or material weakness in the design or operation of internal control over financial reporting utilized by the Company that has not been remediated prior to the date hereof; (B) illegal act or fraud, whether or not material, that involves the management or other employees of the Company who have a significant role in internal controls over financial reporting of the Company; or (C) claim or allegation regarding any of the foregoing. Since September 12, 2023, none of TKO, or to the Knowledge of the Company, TKO’s independent registered accounting firm, has identified or been made aware of any: (I) significant deficiency or material weakness in the design or operation of internal control over financial reporting utilized by TKO that has not been remediated prior to the date hereof; (II) illegal act or fraud, whether or not material, that involves the management or other employees of TKO who have a significant role in internal controls over financial reporting of TKO; or (III) claim or allegation regarding any of the foregoing.

(d) Each of the Company and TKO maintains disclosure controls and procedures required by Rule 13a-15 or 15d-15 promulgated under the Exchange Act that are designed to ensure that all information required to be disclosed in such entity’s reports that it files or submits under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the SEC and that all such information is accumulated and communicated to the Company’s or TKO’s (as applicable) management as appropriate to allow timely decisions regarding required disclosure and to enable each of the principal executive officer of the Company or TKO (as applicable) and the principal financial officer of the Company or TKO (as applicable) to make the certifications required under the Exchange Act with respect to such reports. The Company, TKO and their respective Subsidiaries have carried out all evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(e) None of the Company Entities or Company Subsidiaries is a party to or has any obligation or other commitment to become a party to any securitization transaction, off-balance sheet partnership, or any similar Contract (including any Contract arising out of or relating to any transaction or relationship between or among the Company Entities and any Company Subsidiary, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose, or limited purpose entity, on the other hand, or any “off-balance sheet arrangement” (within the meaning of Item 303(a) of Regulation S-K promulgated under the Exchange Act)) where the result, purpose, or intended effect of such Contract is to avoid disclosure of any transactions involving, or liabilities of, a Company Entity or any Company Subsidiary, in each case that are material to the business of the Company Entities and the Company Subsidiaries, taken as a whole, in the Company’s published financial statements or other reports, schedules, forms, statements, and other documents (including exhibits and all other information incorporated therein) required to be filed or furnished by a Company Entity or any Company Subsidiary with or to the SEC.

(f) As of the date of this Agreement, there is no outstanding or unresolved comment in any comment letter received from the SEC with respect to the SEC Reports. To the Knowledge of the Company, none of the SEC Reports is the subject of ongoing SEC review or ongoing investigation by the SEC, in each case, regarding any accounting practice of the Company or TKO.

4.08 Absence of Certain Changes or Events.

(a) During the period beginning on December 31, 2023 and ending on the date hereof, there has not occurred any Material Adverse Effect.

(b) Except as contemplated by this Agreement, from December 31, 2023 through the date of this Agreement, the Company Entities and the Company Subsidiaries have operated their respective businesses in all material respects in the ordinary course of business (except for discussions, negotiations, and transactions related to this Agreement or other potential strategic transactions).

4.09 Title of Assets. Each Company Entity and Company Subsidiary has good and valid title to all assets material to the business of the Company Entities and the Company Subsidiaries, taken as a whole (excluding to the extent relevant, any Intellectual Property Rights, representations of title and ownership to which are solely covered under Section 4.11) owned by it, or valid leasehold interests in or valid right to use all other assets of the Company Entities and the Company Subsidiaries that are material to the business of the Company Entities and the Company Subsidiaries, taken as a whole, including all such assets reflected on the Company’s consolidated balance sheet as of December 31, 2023 (the “Balance Sheet Date”) in the Company’s Annual Report on Form 10-K for the year ended on December 31, 2023 (the “Balance Sheet”), except (a) for assets sold or otherwise disposed of since January 1, 2024 and (b) where such failure would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.10 Real Property.

(a) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, a Company Entity or one of the Company Subsidiaries is the sole owner of each parcel of real property owned by the Company Entities and the Company Subsidiaries (together with all buildings, improvements and fixtures located thereon and all appurtenances thereto, the “Owned Real Property”) and a Company Entity or one of the Company Subsidiaries has good, valid and marketable title to the Owned Real Property, and the Owned Real Property is free and clear of any Lien, except for Permitted Liens. Section 4.10(a) of the Company Disclosure Letter sets forth the address of each parcel of Owned Real Property that is material to the business of the Company Entities and the Company Subsidiaries, taken as a whole, and identifies the Company Entity or the Company Subsidiary that is the owner thereof.

(b) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, a Company Entity or one of the Company Subsidiaries holds a valid and existing leasehold interest in the real property that is leased, subleased, licensed, used, or otherwise occupied by the Company Entities and the Company Subsidiaries, as applicable, from another Person (the “Leased Real Property”), free and clear of all Liens other than Permitted Liens. Section 4.10(b) of the Company Disclosure Letter sets forth each real property lease that is material to the business of the Company Entities and the Company Subsidiaries, taken as a whole, as of the date of this Agreement (each, a “Material Lease”) and identifies the street address of the applicable Leased Real Property subject thereto. None of the Company Entities or the Company Subsidiaries have received any written notice regarding any violation or breach or default under any such Material Lease that has not since been cured, except for violations or breaches that are not, individually or in the aggregate, reasonably expected to have a Material Adverse Effect.

(c) The Owned Real Property and the Leased Real Property collectively constitute all of the real property material to the business of the Company Entities and the Company Subsidiaries, taken as a whole, that is reasonably necessary to operate the business of the Company Entities and the Company Subsidiaries as currently conducted in all respects material to the business of the Company Entities and the Company Subsidiaries, taken as a whole. No casualty event has occurred with respect to any Owned Real Property or Leased Real Property that has not been remedied in all material respects, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, no condemnation event is pending or, to the Knowledge of the Company, threatened, with respect to any Owned Real Property or, to the Knowledge of the Company, Leased Real Property.

4.11 Intellectual Property.

(a) Section 4.11(a) of the Company Disclosure Letter sets forth a list of all registrations and applications material to the business of the Company Entities and the Company Subsidiaries, taken as a whole, that are included in the Registered Company Intellectual Property as of the date of this Agreement. All Registered Company Intellectual Property is subsisting and unexpired, and, to the Knowledge of the Company, valid, enforceable and in full force and effect, in each case, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) A Company Entity or a Company Subsidiary, as the case may be, owns, free and clear of all Liens (except for Permitted Liens), the material Company Intellectual Property, and otherwise has the right to use, pursuant to a valid Contract or other right, all other Intellectual Property Rights used in the conduct of the business as presently conducted by the Company Entities and the Company Subsidiaries, in each case, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(c) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) the operation of the businesses of the Company Entities and the Company Subsidiaries as currently conducted is not infringing, misappropriating or otherwise violating (and since the Reference Date, has not infringed, misappropriated or violated) any Intellectual Property Rights of any Person and (ii) to the Knowledge of the Company, no Person is infringing, misappropriating or otherwise violating any Company Intellectual Property. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, there is no, and since the Reference Date, there has not been, any Action pending (or, to the Knowledge of the Company, threatened in writing) against a Company Entity or any Company Subsidiary alleging that the operation of the business of a Company Entity or any Company Subsidiary is infringing, misappropriating or otherwise violating any Intellectual Property Right of any Person, or challenging the ownership, validity, enforceability, or use of any Company Intellectual Property.

(d) The Company Entities and the Company Subsidiaries take (and since the Reference Date, have taken) commercially reasonable measures to protect and maintain each item of Company Intellectual Property (including the confidentiality of the Trade Secrets included in the Company Intellectual Property) that is material to the business of the Company Entities and the Company Subsidiaries, taken as a whole, except where such failure to take such actions would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(e) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, no Company Entity, Company Subsidiary, or Company Intellectual Property, is subject to any pending or outstanding Order or other disposition of a dispute that adversely restricts the use of any such Company Intellectual Property.

(f) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) no software that is distributed or made available by the Company Entities or Company Subsidiaries to others incorporates, uses or interacts with any open source or similar software in a manner that would require a Company Entity or any Company Subsidiary to license or make available its material proprietary source code to any Person at no or minimal charge in such circumstances, and (ii) no Person (other than employees and contractors, for the purpose of performing services for a Company Entity or a Company Subsidiary) has possession of, or any current or contingent right to possess, any material proprietary source code included in the Company Intellectual Property.

(g) To the Knowledge of the Company, no Company IT Assets contain any Malicious Code that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company Entities and the Company Subsidiaries have implemented commercially reasonable disaster recovery and backup plans and procedures for the Company IT Assets and have taken commercially reasonable measures designed to (i) protect against loss and unauthorized access or use of the Company IT Assets and (ii) detect for and prevent the introduction of any Malicious Code into such Company IT Assets. Since the Reference Date, there has not been any outage, interruption, incident of unauthorized access or other security breach of the Company IT Assets, that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(h) Since the Reference Date, and except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and except as set forth in Section 4.11(h) of the Company Disclosure Letter: (a) each of the Company Entities and the Company Subsidiaries have complied with (i) all applicable Privacy Laws, including the Payment Card Industry Data Security Standard, (ii) all Privacy Policies and (iii) the requirements of any Contract concerning information security and data privacy of Personal Information to which the Company Entities and the Company Subsidiaries are bound; (b) the Company Entities and the Company Subsidiaries have, and have taken commercially reasonable steps to require any entity with which the Company Entities or the Company Subsidiaries have agreed to exchange, since such date, any Personal Information (“Company Data Partner”) to have, adopted and implemented at least commercially reasonable physical, technical, organizational, and administrative security measures to protect all Personal Information stored or processed on behalf of the Company Entities and the Company Subsidiaries; (c) the Company Entities and the Company Subsidiaries have not experienced a data breach or incident resulting in loss or unauthorized use of or access to Personal Information, including to the Knowledge of the Company, any data breach or incident resulting in loss or unauthorized use of or access to Personal Information stored or processed by or on behalf of a Company Entity or any Company Subsidiary by any Company Data Partner; and (d) the Company Entities and the Company Subsidiaries have not been the subject of any complaint or Action related to their collection, use, storage, transfer, security or processing of Personal Information.

4.12 Material Contracts.

(a) Section 4.12(a) of the Company Disclosure Letter identifies each of the following Contracts to which a Company Entity or any Company Subsidiary is a party as of the date of this Agreement other than any Contract that is or constitutes (1) a nondisclosure agreement entered into (x) in the ordinary course of business or (y) in connection with discussions, negotiations, and transactions related to this Agreement, other Acquisition Proposals, or other potential strategic transactions or (2) a Company Plan (the Contracts required to be set forth on such schedule, the “Material Contracts”):

(i) other than any Media Agreement or any Talent Agreement, any Contract that limits the freedom or right of a Company Entity or any Company Subsidiary to sell, distribute, produce or manufacture any product, project or service in a manner that would be material to the Company Entities and the Company Subsidiaries, taken as a whole, either by (A) materially limiting the freedom or right of the Company Entities and the Company Subsidiaries from engaging in any line of business or to compete with any other Person in any location or line of business or (B) providing “most favored nation” rights (including with respect to pricing) or exclusivity obligations or restrictions, in each case, in favor of a party other than the Company Entities or the Company Subsidiaries;

(ii) other than any Media Agreement or Talent Agreement, any Contract that requires by its terms or is reasonably likely to require, during the remaining term of such Contract, annual consideration to or from a Company Entity or any Company Subsidiary in an amount having an expected value in excess of $20,000,000 in the fiscal year ending December 31, 2024 (each, a “Specified Contract”);

(iii) other than any Media Agreement or any Talent Agreement, any Contract under which a Company Entity or any Company Subsidiary (A) licenses or sublicenses (or grants rights in or to use) Intellectual Property Rights that are material to the business of the Company Entities and the Company Subsidiaries, taken as a whole, to any third party, (B) licenses or sublicenses (or is granted rights in or to use) Intellectual Property Rights from any third party that are material to the business of the Company Entities and the Company Subsidiaries, taken as a whole, or (C) has entered into any covenant not to sue or assert immunity from suit with respect to material Intellectual Property Rights, including any material coexistence agreements and material settlement agreements (in each case, other than (v) non-disclosure agreements, (w) non-exclusive licenses granted by a Company Entity or a Company Subsidiary in the ordinary course of business to end users in connection with the provision or sale of any product or service, (x) non-exclusive licenses granted to a Company Entity or a Company Subsidiary by any customer, employee, consultant, or independent contractor of a Company Entity or a Company Subsidiary in the ordinary course of business, (y) licenses of commercially available Software licensed in object code form only granted to a Company Entity or a Company Subsidiary, or (z) licenses to open source, public, or freeware Software, or other materials), in each case, which Contract is material to the business of the Company Entities or the Company Subsidiaries, taken as a whole;

(iv) any Contract relating to indebtedness for borrowed money in excess of $10,000,000 (whether incurred, assumed, guaranteed, or secured by any asset) of a Company Entity or any Company Subsidiary;

(v) other than any Media Agreement or any Talent Agreement, any Contract constituting a joint venture, partnership, or similar arrangement that includes the sharing of profits and losses with another Person, in each case, that is material to the business of the Company Entities and the Company Subsidiaries, taken as a whole;

(vi) any Contract that prohibits (A) the payment of dividends or distributions in respect of the capital stock of the Company or equity interests of any of Manager, OpCo or any Company Subsidiary, (B) the pledging of the capital stock or other equity interests of a Company Entity or a Company Subsidiary or (C) the issuance of any guaranty by any Company Entity;

(vii) any Contract that is currently in effect and has been filed (or is required to be filed) by the Company as an exhibit pursuant to Item 601(b)(10)(i) or (ii) of Regulation S-K under the Securities Act or that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act;

(viii) any Contract that is material to the business of the Company Entities and the Company Subsidiaries, taken as a whole, that is a Related Party Transaction other than offer letters that can be terminated at will without severance obligations;

(ix) other than in connection with any Permitted Content Activity, (A) any Contract for the sale, license, lease or sublease of any material Owned Real Property or (B) any Material Lease;

(x) any Contract since the Reference Date, that relates to the acquisition or disposition by a Company Entity or any Company Subsidiary, involving consideration in excess of $35,000,000, of any Person or other business organization, division, or business of any Person (whether by merger or consolidation, by the purchase of a controlling equity interest in or substantially all of the assets of such Person, or by any other manner);

(xi) any Contract with any Governmental Authority under which payments in excess of $20,000,000 were received by a Company Entity or any Company Subsidiary in the most recently completed fiscal year;

(xii) other than any Media Agreement or Talent Agreement, any Contract that is material to the Company Entities and the Company Subsidiaries, taken as a whole, pursuant to which a Company Entity or any Company Subsidiary (A) has continuing guarantee, “earn-out,” or similar contingent payment obligations (other than indemnification or performance guarantee obligations provided for in the ordinary course of business), including (x) milestone or similar payments, including upon the achievement of regulatory or commercial milestones or (y) payment of royalties or other amounts calculated based upon any revenue or income of a Company Entity or any Company Subsidiary, in each case, that could result in payments in excess of $20,000,000 or (B) grants to any Person any right of first refusal, right of first negotiation, option to purchase, option to exclusively license, or any other similar rights with respect to any product or service of the Company Entities or the Company Subsidiaries, or any Company Intellectual Property that is material to the business of the Company Entities and the Company Subsidiaries, taken as a whole, in each case, involving annual consideration in excess of $20,000,000 in the fiscal year ending December 31, 2024;

(xiii) any Contract since the Reference Date, the primary purpose of which is to provide for indemnification or guarantee of the obligations of any other Person that would be material to the business of the Company Entities and the Company Subsidiaries, taken as a whole, other than any such Contracts entered into in the ordinary course of business;

(xiv) any hedging, swap, derivative, or similar Contract;

(xv) other than any Media Agreement or any Talent Agreement, any Contract material to the business of the Company Entities and the Company Subsidiaries, taken as a whole, that requires the services, performance or involvement of any particular employee or service provider of a Company Entity or any Company Subsidiary or that otherwise contains a so-called “key person”, “essential element” or “of the essence” provision with respect to any such Person;

(xvi) any Media Agreement that involves either annual consideration to or from a Company Entity or any Company Subsidiary of $20,000,000 or more (in cash or kind);

(xvii) any settlement, conciliation or similar agreement (A) pursuant to which a Company Entity or any Company Subsidiary is obligated after the date of this Agreement to pay consideration in excess of $10,000,000 or (B) that would otherwise materially limit the operation of the Company Entities and the Subsidiaries as currently operated;

(xviii) any stockholders’ agreement, proxy, voting trust agreement or registration rights agreement or similar agreements, arrangements or commitments relating to any equity securities of a Company Entity or any other Contract relating to disposition, voting or dividends with respect to any equity securities of a Company Entity.

(b) The Company has made available to the Parent Entities and the Merger Subs or their respective Representatives an accurate and complete copy of each Material Contract (except with such redactions as may be clearly marked on such copies) as in effect as of the date of this Agreement. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (i) none of the Company Entities or the Company Subsidiaries, nor, to the Knowledge of the Company, any other party to each such Contract, are in breach of or default under any Material Contract and none of the Company Entities or the Company Subsidiaries, nor, to the Knowledge of the Company, any other party to each such Contract, have taken or failed to take any action, and no event has occurred, that with or without notice, lapse of time, or both would constitute a breach of or default under any Material Contract, (ii) each Material Contract is, with respect to a Company Entity or any

Company Subsidiary (as applicable) and, to the Knowledge of the Company, any other party to such Contract, a valid agreement, binding, and in full force and effect, (iii) to the Knowledge of the Company, each Material Contract is enforceable by a Company Entity or a Company Subsidiary (as applicable) in accordance with its terms, subject to the Enforceability Exceptions, and (iv) since the Reference Date, through the date of this Agreement, none of the Company Entities or the Company Subsidiaries have received any written notice regarding any violation or breach or default under any Material Contract that has not since been cured. To the Knowledge of the Company, since the Reference Date, no counterparty to any Material Contract has (A) canceled or otherwise terminated, or threatened in writing to cancel or otherwise to terminate, its relationship with a Company Entity or any Company Subsidiary (as applicable) or (B) decreased materially or threatened to decrease materially or limit materially, the amount of business that any such counterparty presently engages in or presently conducts with the Company Entities and the Company Subsidiaries other than, in each case, as would not reasonably be expected to have a Material Adverse Effect.

4.13 Liabilities. None of the Company Entities or the Company Subsidiaries have any liability of the type required to be disclosed as a liability on a consolidated balance sheet prepared in accordance with GAAP, except for: (i) liabilities disclosed on the Balance Sheet; (ii) liabilities or obligations incurred pursuant to the terms of this Agreement; (iii) liabilities for performance of obligations of a Company Entity or any Company Subsidiary under Contracts binding thereon (other than resulting from any breach or acceleration thereof) made available to the Parent Entities and the Merger Subs or their respective Representatives or entered into in the ordinary course of business; (iv) liabilities incurred in the ordinary course of business since the Balance Sheet Date; and (v) liabilities that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.14 Compliance with Laws. The Company Entities and the Company Subsidiaries have each been, since the Reference Date, in compliance with all applicable Laws, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the Knowledge of the Company, since the Reference Date, none of the Company Entities or the Company Subsidiaries have been given written notice of, or been charged with, any unresolved violation of any Law, except, in each case, for any such violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the Knowledge of the Company, no investigation or review by any Governmental Authority with respect to a Company Entity or any Company Subsidiary is pending or, threatened, nor has any Governmental Authority indicated an intention to conduct the same, except for such investigations or reviews the outcome of which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.15 Certain Business Practices. Since January 1, 2019, none of the Company Entities, the Company Subsidiaries, or, any of their respective directors, officers or employees, or, to the Knowledge of the Company, any third party authorized to act on behalf of a Company Entity or any Company Subsidiary, has (a) been a Sanctioned Person, (b) violated any applicable Trade Control Laws or Sanctions Laws, applicable Anti-Corruption Law or any rule or regulation promulgated thereunder, applicable Anti-Money Laundering Law and any rule or regulation promulgated thereunder, or any applicable Law of similar effect, or (c) has, in violation of any applicable Anti-Corruption Law: (i) directly or indirectly paid, offered, or promised to make or offer any contribution, gift, entertainment, or other expense, (ii) made, offered, or promised to make or offer any payment, loan, or transfer of anything of value, including any reward, advantage, or benefit of any kind to or for the benefit of foreign or domestic governmental officials or employees, or to foreign or domestic political parties, candidates thereof, or campaigns, (iii) paid, offered, or promised to make or offer any bribe, payoff, influence payment, kickback, rebate, or other similar payment of any nature, or (iv) created or caused the creation of any false or inaccurate books and records of a Company Entity or any Company Subsidiary related to any of the foregoing, in each case, material to the business of the Company Entities and the Company Subsidiaries, taken as a whole. The Company Entities have established and maintain policies and procedures reasonably designed to promote and achieve compliance with any Anti-Corruption Laws, Anti-Money Laundering Laws, Sanctions Laws, and Trade Control Laws applicable to the Company Entities and the Company Subsidiaries. There are no Anti-Corruption Law-related, Anti-Money Laundering Laws-related, Sanctions Laws-related or Trade Control Laws-related enforcement actions pending or, to the Knowledge of the Company, threatened against a Company Entity or any Company Subsidiary or, to the Knowledge of the Company, any officer or director thereof by or before (or, in the case of a threatened matter, that would come before) any Governmental Authority.

4.16 Governmental Authorizations. The Company Entities and the Company Subsidiaries hold all Governmental Authorizations necessary to enable the Company Entities and the Company Subsidiaries to conduct their respective businesses in the manner in which their businesses are currently being conducted, except where the failure to hold such Governmental Authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Governmental Authorization held by the Company Entities and the Company Subsidiaries that is material to the business of the Company Entities and the Company Subsidiaries taken as a whole is valid and in full force and effect. The Company Entities and the Company Subsidiaries are each in compliance with the terms and requirements of such Governmental Authorizations, to the extent applicable to them, except where failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Since the Reference Date, none of the Company Entities or the Company Subsidiaries have received any written notice of any noncompliance or alleged noncompliance with any Governmental Authorization, in each case that would be material to the business of the Company Entities and the Company Subsidiaries, taken as a whole.

4.17 Tax Matters.

(a) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (i) each of the income and other Tax Returns required to be filed by a Company Entity or any Company Subsidiary with any Governmental Authority have been filed on or before the applicable due date (taking into account any extension of such due date), and all such Tax Returns are true, accurate, and complete in all respects; (ii) all Taxes due and payable by or required to have been paid by a Company Entity or any Company Subsidiary (whether or not shown as due and owing on any Tax Returns) have been timely paid by or on behalf of such Company Entity or such Company Subsidiary; and (iii) each of the Company Entities and the Company Subsidiaries (x) has withheld and paid over to the appropriate Governmental Authority (or is holding for payment not yet due) all Taxes required to have been withheld and paid over by it in connection with any amounts paid or owing to any employee, independent contractor, creditor, stockholder or other Person and has provided appropriate certificates of deduction, and (y) has collected all sales and use Taxes required to be collected, and has remitted, or will remit on a timely basis, such amounts to the appropriate Governmental Authority, or has been furnished properly completed exemption certificates and has maintained all such records and supporting documents in the manner required by all applicable sales and use Tax statutes and regulations.

(b) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) no deficiency or proposed adjustment for any Tax has been asserted or assessed by any Governmental Authority in writing against a Company Entity or any Company Subsidiary, which deficiency or adjustment has not been fully paid, settled, or withdrawn, (ii) no examination or audit of, or other Action with respect to, any Tax Return of a Company Entity or any Company Subsidiary is currently in progress or pending, or, to the Company Entities’ or any Company Subsidiary’s knowledge, threatened, (iii) there is no Lien for Taxes (other than Permitted Liens) upon any asset of a Company Entity or any Company Subsidiary and (iv) no written claim has been made by any Governmental Authority in a jurisdiction in which a Company Entity or any Company Subsidiary, as applicable, does not file a specific type of Tax Returns (or pay a specified type of Tax) that it is or may be subject to such type of Tax by, or required to file such type of Tax Returns in, that jurisdiction.

(c) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, none of the Company Entities or the Company Subsidiaries (i) are a party to any Tax Sharing Agreement that would have a continuing effect after the Closing Date or which would bind a Company Entity or any Company Subsidiary after the Closing Date, (ii) has any liability for Taxes of another person as a result of being or having been a member of an “affiliated group” (within the meaning of Section 1504(a) of the Code) filing a consolidated U.S. federal income Tax Return or of a similar group for purposes of filing Tax Returns (other than a group the common parent of which is or was a Company Entity or any Company Subsidiary) or

(iii) has any liability for the Taxes of another Person (other than such Company Entity or its Subsidiaries) pursuant to applicable Law (including under Treasury Regulations Section 1.1502-6 (or any similar provision of any state, local, or non-U.S. Law)), or as a transferee or successor.

(d) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, none of the Company Entities or the Company Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of: (i) any change in or incorrect method of accounting for a taxable period (or portion thereof) ending on or prior to the Closing Date made prior to the Closing; (ii) any “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. Law) executed prior to the Closing or any agreement with any Governmental Authority entered into or any ruling received or requested from any Governmental Authority prior to the Closing; (iii) any intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code entered into or existing prior to the Closing; (iv) [reserved]; (v) any election under Section 965(h) of the Code made prior to the Closing; or (vi) any installment sale or open transaction disposition occurring before the Closing outside the ordinary course of business.

(e) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, none of the Company Entities or the Company Subsidiaries has participated in any “listed transaction” within the meaning of Sections 6707A(c)(2) of the Code and Treasury Regulations Section 1.6011-4(b)(2).

(f) During the two-year period ending on the date of this Agreement, none of the Company Entities or the Company Subsidiaries has been a “distributing corporation” or a “controlled corporation” within the meaning of Section 355(a)(1)(A) of the Code.

(g) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, none of the Company Entities or the Company Subsidiaries has a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise has become subject to income taxation in a jurisdiction in a country other than the country in which it is organized.

(h) For U.S. federal income Tax purposes, the Company is properly classified as an association taxable as a corporation and OpCo is properly classified as a partnership.

(i) None of the Company Entities or the Company Subsidiaries has deferred any payroll or employment Taxes that remains unpaid pursuant to the CARES Act.

4.18 Employee Matters; Employee Plans.

(a) The Company has provided a materially correct and complete census of all current employees (other than seasonal or temporary employees) of the Company Entities and the Company Subsidiaries as of the date of this Agreement, which shall include job title and location of each such employee.

(b) None of the Company Entities or the Company Subsidiaries (i) is party to or bound by any Collective Bargaining Agreement; (ii) is currently negotiating a Collective Bargaining Agreement or (iii) has an obligation to bargain with any union or labor organization. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (i) since the Reference Date, there has not been any unfair labor practice charge, labor arbitration, grievance, strike, slowdown, work stoppage, lockout, job action, picketing, labor dispute, question concerning labor representation, union organizing activity, or any threat thereof, or any similar activity or dispute, affecting any Company Entity, any Company Subsidiary or any Company Associate; and (ii) there is not now pending, and, to the Knowledge of the Company, no Person has threatened to commence, and to the Knowledge of the Company there are no circumstances which could give rise to, any such unfair labor practice charge, labor arbitration, grievance, strike, slowdown, work stoppage, lockout, job action, picketing, labor dispute, question regarding labor representation or union organizing activity, or any similar activity or dispute.

(c) There is no (and, since the Reference Date, has been no) Action or internal investigation pending or, to the Knowledge of the Company, threatened and, to the Knowledge of the Company, no circumstances exist which could give rise to any such Action or internal investigation, arising out of or relating to the employment or engagement of any Company Associate, including arising out of or relating to any Company Plan, other than any Action or internal investigation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(d) Since the Reference Date, (i) the Company Entities and the Company Subsidiaries have complied with all applicable Laws related to labor and employment, including all Laws regarding employment practices, payment of wages and hours of work, overtime, collective bargaining, worker classification (including the proper classification of workers as independent contractors or consultants and classification of employees as exempt or non-exempt), background checks, holidays and leaves of absence and associated pay, group reductions in force (including plant closing or mass layoff notification), privacy rights, labor disputes, workplace safety, retaliation, immigration, equal pay, pay transparency, and harassment and discrimination matters and (ii) the Company Entities and the Company Subsidiaries have paid in full when due all remuneration, overtime payments, bonuses, annual leave allowances and any other direct and indirect compensations due and payable to employees, former employees, independent contractors or consultants, in each case, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(e) Section 4.18(e) of the Company Disclosure Letter sets forth a complete list of each material Company Plan, excluding (i) offer letters or employment Contracts in a form substantially consistent with the form(s) made available to the Parent Entities and Merger Subs or their respective Representatives, (ii) employment Contracts (A) with employees (excluding any (x) agents or talent managers or (y) employees of TKO or its Subsidiaries) whose annual base salary or annualized wage rate is below $750,000 or (B) that provide severance benefits equal to or less than six (6) months of base compensation or, if greater, the amount required by applicable Law, (iii) employment Contracts with agents or talent managers of WME IMG, LLC and its subsidiaries, (iv) the Company Plans that are subject to Laws of a jurisdiction outside of the United States in which less than two hundred Company Associates primarily provide services to the Company as of the date hereof, and (v) individual consulting or independent contractor Contracts with service providers whose annual base compensation is below $750,000 (the Company Plans set forth in subsections (i) through (v), the “Excluded Plans”). The Company has made available to the Parent Entities and Merger Subs or their respective Representatives with respect to each material Company Plan (other than any Excluded Plans), accurate and complete copies of the following, as relevant: (A) all plan documents and all material amendments thereto (or, in the case of any material unwritten Company Plan, a written description thereof), and all related trust or other funding documents; (B) any currently effective determination letter or opinion letter received from the IRS; (C) the most recent annual actuarial valuation and the most recent Form 5500 and all schedules thereto; (D) all material non-routine written communications relating to such Company Plan (including from any Governmental Authority); and (E) full details of any enhanced pension rights on early retirement or redundancy which any Company Subsidiary is required to provide in respect of employees who have joined or are due to join service as a result of the UK Transfer of Undertakings (Protection of Employment) Regulations 2006 or the European Council Directive 77/187 of February 14, 1977, as amended and consolidated in Directive 2001/23 of March 12, 2001.

(f) No Company Entity nor any Company Subsidiary has during the six (6) years prior to the date of this Agreement sponsored, maintained, contributed to or been required to maintain or contribute to, and does not otherwise currently have liability, whether absolute or contingent (including as a result of its relationship with any other Person that would be or, at any relevant time, would have been considered a single employer with the Company under Section 414(b), (c), (m) or (o) the Code or ERISA), with respect to a plan subject to Title IV of ERISA or Code Section 412, including any “single employer” defined benefit plan or any “multiemployer plan,” each within the meaning of Section 4001 of ERISA. No Company Entity nor any Company Subsidiary, maintains, contributes to, or participates in any “multiple employer plan” within the meaning of Section 413(c) of the Code, or any “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA.

(g) (i) Each of the Company Plans that is intended to be qualified under Section 401(a) of the Code has obtained a favorable determination letter (or opinion letter, if applicable) as to its qualified status under the Code, (ii) to the Knowledge of the Company, there are no facts or circumstances that would be reasonably likely to adversely affect the qualified status for any such Company Plan, and (iii) except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, each Company Plan is now, and has been, operated in compliance with its terms and all applicable Laws, including but not limited to ERISA and the Code.

(h) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, each Company Plan that is subject to Laws of a jurisdiction outside of the United States that provides benefits to or for the benefit of any Company Associates (i) if intended to qualify for special tax treatment, meets (and at all times has met) all the requirements for such treatment and no facts or circumstances exist that could adversely affect such qualified treatment and (ii) if required or intended to be funded or book-reserved, are fully funded or book-reserved, as appropriate, based upon reasonable actuarial assumptions or, where relevant, on the actuarial assumptions that are required to be used, in accordance with the terms of the Company Plan in question and all applicable Laws.

(i) Except to the extent required under Section 601 et seq. of ERISA or Section 4980B of the Code (or any other similar non-U.S., state or local Law), or any payment or reimbursement for or in respect of all or a portion of COBRA premiums pursuant to any individual employment Contract, neither the Company, nor any Company Plan has any present or future obligation to provide post-employment welfare benefits to or make any payment to, or with respect to, any Company Associate pursuant to any retiree medical benefit plan or other retiree welfare plan.

(j) Except as set forth on Section 4.18(j) of the Company Disclosure Letter or as otherwise contemplated by this Agreement or any Annex hereto, the consummation of the Transactions (including in combination with other events or circumstances occurring prior to, contemporaneous with or following the consummation of the Transactions) would not reasonably be likely to (i) result in any payment or benefit becoming due to any Company Associate or under any Company Plan, (ii) increase any amount of compensation or benefits otherwise payable to any Company Associate under any Company Plan or otherwise, (iii) result in the acceleration of the time of any payment, funding or vesting of any benefit to any Company Associate, or (iv) result in any breach or violation of or default under or limit any Company Entity’s or any Company Subsidiary’s right to amend, modify or terminate any Company Plan or related trust. Section 4.18(j) of the Company Disclosure Letter sets forth the Company Plans, pursuant to which “excess parachute payments” within the meaning of Section 280G of the Code (a) may become payable by any Company Entity either as a result of the consummation of the Transactions or in combination with any other event or circumstance occurring prior to, contemporaneously with or following the consummation of the Transactions or (b) may result in the payment of an excise Tax by any Person under Section 4999 of the Code.

(k) No material Tax penalties or material additional Taxes have been imposed or would be reasonably expected to be imposed on any Company Associate, and no acceleration of Taxes has occurred or would be reasonably expected to occur with respect to any Company Associate, in each case as a result of a failure to comply with Section 409A of the Code with respect to any Company Plan that is a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code. No Company Associate is entitled to receive any gross-up or additional payment or benefit in connection with the Tax imposed under Section 409A or 4999 of the Code or otherwise.

(l) Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, with respect to any Company Plan: (i) all material contributions required to have been made by the Company Entities and Company Subsidiaries have been made; (ii) no Action (other than routine claims for benefits in the ordinary course) is pending, or, to the Knowledge of the Company, threatened in writing against any Company Plan, the assets of any of the trusts under such plans or the plan sponsor or administrator, or against any fiduciary of any Company Plan with respect to the operation thereof; and (iii) to the Knowledge of the Company, no fact or circumstance exists that would reasonably be expected to give rise to any such Action.

(m) No Company Entity or Company Subsidiary has, in the last six years, been “connected” with or been an “associate” of a company participating in a UK defined benefit pension scheme within the meaning of those terms as defined in sections 435 and 249 of the UK Insolvency Act 1986.

4.19 Environmental Matters. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (a) the Company Entities and the Company Subsidiaries are, and since the Reference Date have been, in compliance with all applicable Environmental Laws, which compliance includes obtaining, maintaining or complying with all Governmental Authorizations required under Environmental Laws for the operation of its business as currently conducted; (b) there is no Action arising under any Environmental Law that is pending or, to the Knowledge of the Company, threatened in writing against a Company Entity or any Company Subsidiary; (c) none of the Company Entities or the Company Subsidiaries have received any written notice of or entered into any legally binding agreement, order, settlement, judgment, injunction, or decree involving uncompleted, outstanding, or unresolved violations, liabilities, or requirements on the part of a Company Entity or any Company Subsidiary arising under Environmental Laws; (d) to the Knowledge of the Company: (i) no Person has been exposed to any Hazardous Material at a property or facility of a Company Entity or any Company Subsidiary at levels in excess of applicable permissible exposure levels; and (ii) there is and has been no Hazardous Material present or Released on, at, under, or from any property or facility, including the Owned Real Property and the Leased Real Property, in a manner and concentration that would reasonably be expected to result in any claim against or liability of a Company Entity or any Company Subsidiary under any Environmental Law; and (e) none of the Company Entities or the Company Subsidiaries have assumed, undertaken, or, to the Knowledge of the Company, otherwise become subject to any known liability of another Person arising under Environmental Laws other than any indemnity in Material Contracts or other licenses, leases, or sub-leases for real property. This Section 4.19 sets forth the sole and exclusive representations and warranties of the Company Entities with respect to matters arising under Environmental Laws.

4.20 Insurance. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (a) the Company Entities and the Company Subsidiaries maintain or are otherwise covered by insurance in such amounts and against such risks as is sufficient to comply with applicable Law and Contracts to which a Company Entity or any Company Subsidiary is a party or is bound and (b) as of the date of this Agreement, all insurance policies with respect to the business and assets of the Company Entities and the Company Subsidiaries are in full force and effect (except for any expiration thereof in accordance with its terms), all premiums due thereon have been paid in full, no written notice of cancellation or modification has been received, and there is no existing default or event that, with the giving of notice or lapse of time or both, would constitute a default by any insured thereunder.

4.21 Legal Proceedings; Orders.

(a) There is not, and since the Reference Date through the date hereof there has not been, any Action pending or, to the Knowledge of Company, threatened in writing, against a Company Entity or any Company Subsidiary, or any property, right or asset of a Company Entity or any Company Subsidiary, or against the Company and its Affiliates primarily arising from the business a Company Entity or any Company Subsidiary, other than any Action that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) There is no Order to which a Company Entity or any Company Subsidiary is subject that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.22 Opinions of Financial Advisor. The Special Committee (in such capacity) has received the written opinion of Centerview Partners LLC (the “Financial Advisor”) as a financial advisor to the Special Committee, to the effect that, as of the date of such opinion and based on and subject to the matters set forth therein, including the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth therein, the Company Merger Consideration to be paid to the holders of Shares of Company Class A Common Stock (other than Excluded Shares, Rollover Shares or Dissenting Shares) pursuant to this Agreement is fair from a financial point of view to such holders. The Company shall provide a copy of such written opinion to the Parent Entities and the Merger Subs solely for informational purposes and on a non-reliance basis as promptly as reasonably practicable following the execution of this Agreement.

4.23 Brokers. Except for the Financial Advisor pursuant to the Advisor Engagement Letter (as defined below), no broker, finder, investment banker, financial advisor, or other Person is entitled to any brokerage, finder’s, or other similar fee or commission, or the reimbursement of expenses in connection therewith, in connection with the Transactions based upon arrangements made by or on behalf of a Company Entity or any Company Subsidiary. The Company has, prior to the execution and delivery of this Agreement, made available to the Parent Entities and the Merger Subs a true, correct and complete copy of the Company’s engagement letter with the Financial Advisor relating to the Transactions as in effect on the date of this Agreement (the “Advisor Engagement Letter”).

4.24 Related Party Transactions. As of the date of this Agreement, other than any Company Plan and except as set forth in the SEC Documents, none of the Company Entities or the Company Subsidiaries are party to any transaction or arrangement or series of related transactions or arrangements between a Company Entity or any Company Subsidiary, on the one hand, and any (a) present or former executive officer (as such term is defined in the Exchange Act) or director of a Company Entity or any Company Subsidiary, (b) beneficial owner (within the meaning of Section 13(d) of the Exchange Act) of 5% or more of any class or series of the equity securities of a Company Entity or any Company Subsidiary whose status as a 5% holder is known to the Company as of the date of this Agreement or (c) Affiliate, “associate” or member of the “immediate family” (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the Exchange Act) of any of the foregoing Persons described in clause (a) or (b) (but only, with respect to the Persons in clause (b), to the Knowledge of the Company), on the other hand, in each case, as would be required to be disclosed pursuant to Item 404 of Regulation  S-K promulgated under the Exchange Act (each of the foregoing, a “Related Party Transaction”).

4.25 Information Supplied. None of the information supplied or to be supplied in writing by or on behalf of a Company Entity or any Company Subsidiary expressly for inclusion in the Information Statement or the Schedule 13e-3 to be filed by the Company with the SEC will, on the date the Information Statement and the Schedule 13e-3 is first mailed to stockholders of the Company, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing sentence, no representation or warranty is made by the Company with respect to any information or statement made or incorporated by reference in the Information Statement or the Schedule 13e-3 that was not supplied by or on behalf of a Company Entity or any Company Subsidiary for use therein.

4.26 No Other Representations or Warranties.

(a) Except for the express written representations and warranties made by the Company Entities in this Agreement and in any instrument or other document delivered pursuant to this Agreement, none of the Company Entities makes any express or implied representation or warranty with respect to the Company Entities or any of their respective Affiliates or their respective businesses, operations, assets, liabilities, condition (financial or otherwise). Notwithstanding anything to the contrary in this Agreement, each of the Company Entities hereby acknowledges and agrees that except for the express written representations and warranties made by the Parent Entities and the Merger Subs in this Agreement or in any instrument or other document delivered pursuant to this Agreement, none of the Parent Entities, the Merger Subs or any other Person has made makes any express or implied representation or warranty with respect to the Parent Entities, the Merger Subs or any of their respective Affiliates or their respective businesses, operations, assets, liabilities, condition (financial or otherwise).

(b) Notwithstanding anything to the contrary in this Agreement, each of the Company Entities hereby acknowledges and agrees (on its own behalf and on behalf of the Company Related Parties) that: (i) except for the representations and warranties of the Parent Entities and the Merger Subs expressly set forth in Article V or in any instrument or other document delivered pursuant to this Agreement, (x) none of the Parent Related Parties makes, or has made, any representation or warranty and (y) none of the Company Related Parties is relying on, or has relied on, any representation or warranty made, or information provided, by or on behalf of any Parent Related Party, in each case, regarding any Parent Related Party, its or their business, this Agreement, the Transactions, or any other related matter; and (ii) each of the Company Entities is a sophisticated party and has made its own independent investigation, review, and analysis regarding the Parent Related Parties and the Transactions, which investigation, review, and analysis were conducted by the Company Entities together with expert advisors, including legal counsel, that they have engaged for such purpose.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE PARENT ENTITIES AND THE MERGER SUBS

Except as set forth in the corresponding section or subsection of Schedule A of the Company Disclosure Letter (which Schedule A shall be prepared by the Parent Entities and delivered to the Company Entities in connection with the execution and delivery of this Agreement), the Parent Entities and the Merger Subs, jointly and severally, represent and warrant to the Company Entities as follows:

5.01 Organization and Qualification. Each Parent Entity and Merger Sub is duly organized, validly existing and in good standing under the Laws of the State of Delaware and has all necessary power and authority to conduct its business in the manner in which its business is currently being conducted, except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. Each Parent Entity and Merger Sub is qualified or licensed to do business as a foreign entity, and is in good standing, in each jurisdiction where the nature of its business requires such qualification or licensing, except where the failure to be so qualified, licensed or in good standing would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

5.02 Organizational Documents. The Parent Entities have, prior to the date of this Agreement, furnished to the Company Entities true and complete copies of the organizational documents of each Merger Sub, as amended to date. Such organizational documents are in full force and effect. Each Merger Sub is not in violation of any of the provisions of its respective organizational documents, except such violations that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

5.03 Authority; Binding Nature of Agreement. Each of the Parent Entities and the Merger Subs has the necessary power and authority to enter into, and to perform its obligations under, this Agreement and to consummate the Transactions. The execution, delivery and performance of this Agreement by the Parent Entities and the Merger Subs and the consummation by the Parent Entities and the Merger Subs of the Transactions have been duly and validly authorized by all necessary organizational action, and no other organizational proceedings on the part of any of the Parent Entities or the Merger Subs are necessary to authorize this Agreement or to consummate the Transactions. This Agreement has been duly and validly executed and delivered by the Parent Entities and the Merger Subs and, assuming due execution and delivery by the other parties hereto, constitutes the valid and binding agreement of the Parent Entities and the Merger Subs, respectively, enforceable against each of the Parent Entities and the Merger Subs, respectively, in accordance with its terms, subject to the Enforceability Exceptions. Prior to the execution of this Agreement, Holdco Parent, as the sole equityholder of Company Merger Sub, OpCo Parent, as the sole member of OpCo Merger Sub, and Company Merger Sub, as the sole member of Manager Merger Sub, have duly and validly executed and delivered written consents approving and adopting this Agreement in accordance with the applicable provisions of the DGCL and DLLCA, which by their terms will be effective immediately following the execution of this Agreement, and, when effective, will constitute the only approvals of Merger Subs equityholders necessary to adopt this Agreement.

5.04 No Conflict; Required Filings and Consents.

(a) The execution and delivery of this Agreement by the Parent Entities and the Merger Subs do not, and the performance of this Agreement by the Parent Entities and the Merger Subs and the consummation by the Parent Entities and the Merger Subs of the Transactions will not, (i) conflict with or violate the certificate of incorporation, certificate of formation, bylaws, operating agreement and other charter and organizational documents of the Parent Entities and the Merger Subs, (ii) assuming that all consents, approvals and other authorizations described in Section 5.04(b) have been obtained and that all filings and other actions described in Section 5.04(b) have been made or taken, conflict with or violate any Law applicable to the Parent Entities and the Merger Subs or by which any property, right or asset of the Parent Entities or the Merger Subs is bound or (iii) result in any breach or violation of or constitute a default (or an event which, with notice or lapse of time or both, would become a default) by the Parent Entities and the Merger Subs under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the loss of any benefit under, or the creation of any Lien (other than Permitted Liens) on the properties or assets of the Parent Entities or the Merger Subs pursuant to, any Contract to which a Parent Entity or Merger Sub is a party or by which a Parent Entity or a Merger Sub or their respective properties, rights or assets is bound, except, with respect to each of the foregoing clauses (ii) and (iii), for any such conflict, violation, breach, default or other occurrence that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

(b) The execution and delivery of this Agreement by the Parent Entities and the Merger Subs do not, and the performance of this Agreement by the Parent Entities and the Merger Subs and the consummation by the Parent Entities and the Merger Subs of the Transactions will not, require any consent, approval, authorization or permit of, filing or registration with, notification or report to, or expiration of waiting periods from, any Governmental Authority, except for (i) applicable requirements, if any, of the Securities Act, (ii) compliance with the applicable requirements of the Exchange Act, including the filing with the SEC of the Information Statement and Schedule 13e-3, (iii) any filing required under the rules and regulations of the NYSE, (iv) the filing of the Certificates of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL and DLLCA, (v) the premerger notification and waiting period requirements of the HSR Act, (vi) the Antitrust Law and Foreign Investment Law Approvals, (vii) the Required Gaming Approvals and (viii) any other consent, approval, order, authorization, authority, transfer, waiver, disclaimer, registration, declaration, or filing, which, in each case, if not obtained or made would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

5.05 Legal Proceedings; Orders.

(a) There is no Action pending or, to the Knowledge of the Parent Entities, threatened in writing against any of the Parent Entities or any of their respective Subsidiaries, or any property, right or asset of the Parent Entities or any of their respective Subsidiaries, or against the Parent Entities or any of their respective Subsidiaries primarily arising from the business the Parent Entities or any of their respective Subsidiaries, other than any Action that would not, individually or in the aggregate, reasonably be expected to have, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

(b) There is no Order to which any of the Parent Entities or any of their respective Subsidiaries is subject that would, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

5.06 Operations of the Parent Entities and the Merger Subs. Each of the Parent Entities and the Merger Subs were formed solely for the purpose of engaging in the Transactions, has engaged in no other business activities or operations other than as contemplated by this Agreement and matters ancillary thereto or related to the Transactions contemplated by this Agreement. There is no agreement outstanding pursuant to which any person has any existing or contingent right to acquire any equity in the Merger Subs. Company Merger Sub is a wholly-owned Subsidiary of Holdco Parent and OpCo Merger Sub is a wholly-owned Subsidiary of OpCo Parent.

5.07 Financing.

(a) The Parent Entities have delivered to the Company Entities true, complete and correct copies of the fully executed (i) equity commitment letter dated April 2, 2024 from Silver Lake Partners VI, L.P., Silver Lake

Partners VII, L.P. and SL SPV-4, L.P. (each an “Equity Investor”, and such letter, the “Equity Commitment Letter”), pursuant to which the Equity Investors have agreed, upon the terms and subject only to the express conditions thereof, to contribute or invest in the Parent Entities the respective amounts set forth therein (collectively, the “Equity Financing”) and (ii) commitment letter dated April 2, 2024 from the Debt Financing Sources party thereto pursuant to which such Debt Financing Sources have committed, upon the terms and subject only to the express conditions thereof, to provide to the Parent Entities or the Merger Subs (or such other entities as directed by the Parent Entities pursuant to the Restructuring Steps) debt financing constituting Credit Facilities (as defined in the Debt Commitment Letter as of the date hereof) in the aggregate principal amounts set forth therein for the purpose of funding a portion of the Required Amount (the “Debt Financing”, which shall include, for the avoidance of doubt, any replacement financing, together with any fee letters related thereto (including all exhibits, schedules and annexes thereto, and the executed fee letters associated therewith (redacted in the manner set forth below)), collectively, the “Debt Commitment Letter”, and, together with the Equity Commitment Letter, the “Commitment Letters”) and (iii) to the extent required pursuant to the terms of this Agreement following a Financing Failure Event, a commitment letter (including all exhibits, schedules and annexes thereto, and the executed fee letters associated therewith (redacted in the manner set forth below)) pursuant to which the parties thereto have committed, upon the terms and subject only to the express conditions set forth therein, to provide to the Parent Entities or the Merger Subs (or such other entities as directed by the Parent Entities pursuant to the Restructuring Steps, if applicable) the Debt Financing (and which, for the avoidance of doubt, shall be considered as a “Debt Commitment Letter” and a “Commitment Letter” hereunder). The Equity Commitment Letter expressly provides that the Company is a third-party beneficiary thereof to the extent provided therein, and the Company is entitled to enforce, directly or indirectly, the Equity Commitment Letter in accordance with its terms against the applicable Equity Investors. The Debt Financing pursuant to the Debt Commitment Letter and the Equity Financing pursuant to the Equity Commitment Letter are collectively referred to in this Agreement as the “Financing.” The fee letters delivered to the Company pursuant hereto shall be accurate and complete copies (subject only to customary redactions of fee amounts, pricing caps and “market flex” related solely to economic terms, and in each case, which redacted information does not relate to or impact conditionality, enforceability or the amount or availability of the Debt Financing).

(b) Except as expressly set forth in the Commitment Letters delivered to the Company Entities on or prior to the date hereof, there are no direct, indirect or other conditions precedent or other contingencies to the obligations of the Debt Financing Sources to fund the full principal amount of the Debt Financing in accordance with the express terms of the Debt Commitment Letter or to the obligations of the Equity Investors to fund the full amount of the Equity Financing in accordance with the terms of the Equity Commitment Letter. Assuming satisfaction (or waiver in accordance with Section 10.11 or Section 10.12) of the conditions set forth in Section 8.01 and Section 8.02, as of the date hereof, none of the Parent Entities and the Merger Subs have any reason to believe that it will be unable to satisfy any of the conditions to the Financing applicable to it in the Commitment Letters or that the Equity Investors and the Debt Financing Sources will not perform their obligations thereunder, in each case at, prior to or concurrently with the Effective Time.

(c) Assuming the satisfaction (or waiver in accordance with Section 10.11 or Section 10.12) of the conditions set forth in Section 8.01 and Section 8.02, the Financing, when funded in full in accordance with the Commitment Letters delivered to the Company on or prior to the date hereof, together with, following the consummation of any Company Sale undertaken at the request of the Parent Entities and in accordance with Section 7.16, any Available Company Sale Net Cash Proceeds, shall provide the Merger Subs or the Company Entities and Company Subsidiaries (if applicable) with immediately available cash prior to or concurrently with the Effective Time (after netting out applicable fees, expenses, original issue discount and similar premiums and charges under the Debt Commitment Letters and any fee letters related thereto, in each case to the extent relevant) sufficient for the Merger Subs, the Parent Entities and the Company Entities and the Company Subsidiaries (if applicable) to pay the aggregate Company Merger Consideration, the OpCo Merger Consideration and the OpCo Profits Units Merger Consideration (other than the Deferred Payments) and any other amounts required to be paid at or prior to the consummation of the Transactions (including the amounts distributed pursuant to Section 7.15) and any fees, costs and expenses of or payable by a Parent Entity or a Merger Sub in connection with the Transactions and the Financing (collectively, the “Required Amount”).

(d) As of the date hereof, each of the Commitment Letters are (i) legal, valid and binding obligations of the Parent Entities and the Merger Subs and, to the Knowledge of the Parent Entities, of each of the other parties thereto (subject, in each case, to the Enforceability Exceptions) and (ii) in full force and effect. No event has occurred that, with or without notice, lapse of time, or both, would or would reasonably be expected to (x) constitute a default or breach or a failure to satisfy a condition precedent on the part of the Parent Entities or the Merger Subs under the terms and conditions of any of the Commitment Letters or (y) result in any portion of the Financing being unavailable or materially delayed at the Effective Time or on the Closing Date. As of the date hereof, the Parent Entities are not aware of any fact, occurrence, or circumstance that makes, or with or without notice, lapse of time, or both, would make, or reasonably be expected to make, any of the assumptions, or the representations or warranties of any of the Parent Entities or the Merger Subs, in any of the Commitment Letters inaccurate, incomplete or misleading in any material respect. As of the date hereof, no Debt Financing Source has notified any of the Parent Entities or the Merger Subs of its intention to terminate its commitment under the Debt Commitment Letter, or not to provide any portion of the Debt Financing and no Equity Investor has notified any of the Parent Entities or the Merger Subs of its intention to terminate its commitment under the Equity Commitment Letter or not to provide any portion of the Equity Financing. The Parent Entities and the Merger Subs have paid, or caused to be paid, in full any and all commitment fees or other fees required to be paid pursuant to the terms of the Commitment Letters on or before the date of this Agreement and will have paid in full any amounts under the Commitment Letters that are due at or prior to the Effective Time and on or prior to the Closing Date. As of the date hereof, none of the Commitment Letters have been modified, amended, restated, supplemented or otherwise altered, and none of the commitments under any of the Commitment Letters have been withdrawn, terminated, amended, modified, repudiated or rescinded in any respect. There are no other fee letters, engagement letters, side letters or other Contracts to which the Parent Entities, Merger Subs or any of their respective Affiliates is party related to the funding or investing, as applicable, of the Financing that could affect the availability of the full amount or conditionality of the Financing in any respect.

(e) The Parent Entities and the Merger Subs acknowledge and agree that, without in any way limiting the effect of Section 10.08, in no event shall the receipt or availability of any funds or financing (including, for the avoidance of doubt, the Financing) by the Parent Entities, the Merger Subs or any other financing or other transaction or other transactions be a condition to any of the Parent Entities’ or the Merger Subs’ obligations hereunder.

5.08 Solvency. Immediately after giving effect to the consummation of the Transactions (including the payment of the aggregate Merger Consideration and all other Required Amounts, as applicable) and assuming the accuracy in all material respects of the representations and warranties contained in Article IV, each of the Surviving Entities on a consolidated basis will be Solvent as of the Effective Time, as of the Closing Date and immediately after the Effective Time. For purposes of this Agreement, “Solvent” means that, with respect to any Person, as of any date of determination, (a) the amount by which the “fair saleable value” of the assets of such Person will, as of such date, exceed the sum of (i) the value of all “liabilities of such Person, including contingent and other liabilities,” as of such date, as such terms are generally determined in accordance with applicable Laws governing determinations of the insolvency of debtors, and (ii) the amount that will be required to pay the probable liabilities of such Person, as of such date, on its existing debts (including contingent and other liabilities) as such debts become absolute and mature, (b) such Person will not have, as of such date, an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged following such date and (c) such Person will be able to pay its liabilities, as of such date, including contingent and other liabilities, as they mature.

5.09 Brokers. Prior to the Closing, the Company will not be responsible for any brokerage, finder’s or other fee or commission to any broker, finder or investment banker in connection with the Transactions based upon arrangements made by or on behalf of the Parent Entities or the Merger Subs.

5.10 Stockholder and Management Arrangements. As of the date of this Agreement, other than the Rollover Agreements, the Debt Commitment Letter and the Preferred Equity Commitment Letter, none of the Guarantors, the Parent Entities or the Merger Subs or any of their respective Affiliates is a party to any Contract with any unaffiliated stockholder, director, officer or employee of a Company Entity or any of the Company Subsidiaries (a) relating to (i) this Agreement or the Mergers (except for any participation in the Equity Financing by any existing limited partner or other equity financing source of a Parent Entity or any of its Affiliates) or (ii) the Surviving Entities or any of their respective Subsidiaries, businesses or operations (including as to continuing employment) from and after the Effective Time or (b) pursuant to which any holder of Shares or OpCo Membership Interests would be entitled to receive consideration of a different amount or nature than the Merger Consideration in respect of such holder’s shares of Company Common Stock or OpCo Membership Interests (collectively, the “Stockholder and Management Arrangements”). Accurate and complete copies of any Stockholder and Management Arrangements, including all amendments thereto, as in effect as of the date of this Agreement, have been made available to the Company Entities, the Executive Committee and the Special Committee.

5.11 No Vote of Parent Entity Partners or Members. No vote of the partners or members of a Parent Entity or the holders of any other securities of a Parent Entity (equity or otherwise) is required by any Law or the organizational documents of the Parent Entities in order for the Parent Entities to consummate the Transactions.

5.12 Information Supplied. None of the information supplied or to be supplied by or on behalf of the Parent Entities or the Merger Subs for inclusion in the Information Statement or the Schedule 13e-3 will, at the time such document is first mailed (including by electronic delivery if permitted) to the stockholders of the Company, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

5.13 Non-Reliance on Estimates, Projections, Forecasts, Forward-Looking Statements and Business Plans. In connection with the due diligence investigation of the Company Entities and the Company Subsidiaries by the Parent Entities and the Merger Subs, the Parent Entities and the Merger Subs (and their respective Representatives) have received and may continue to receive from the Company Entities and the Company Subsidiaries and their respective Representatives certain estimates, projections, forecasts and other forward-looking information, as well as certain business plan information, regarding the Company Entities and the Company Subsidiaries and their respective businesses and operations. The Parent Entities and the Merger Subs hereby acknowledge (a) that there are uncertainties inherent in attempting to make such estimates, projections, forecasts and other forward-looking statements, as well as in such business plans, with which the Parent Entities and the Merger Subs are familiar, (b) that the Parent Entities and the Merger Subs are taking full responsibility for making their own evaluation of the adequacy and accuracy of all estimates, projections, forecasts and other forward-looking information, as well as such business plans, so furnished to them (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, forward-looking information or business plans), (c) that they have not relied, and are not otherwise relying, upon on any such information in connection with the Transactions (including their decision to enter into this Agreement) and (d) the Parent Entities and the Merger Subs will have no claim against a Company Entity or any Company Subsidiary, or any of their respective shareholders or Representatives, or any other Person, with respect thereto.

5.14 Guarantee. The Parent Entities have furnished the Company Entities with a true, complete and correct copy of a guarantee by Silver Lake Partners VI, L.P. and Silver Lake Partners VII, L.P. (the “Guarantors” and each, a “Guarantor”), in each case, in favor of OpCo and pursuant to which, subject to the terms and conditions contained therein, the Guarantors are guaranteeing certain payment obligations of the Parent Entities and the Merger Subs in connection with this Agreement (the “Guarantee”). The Guarantee, in the form provided to the Company Entities, is legal, valid and binding obligations of the respective Guarantor party thereto, is in full force and effect and is enforceable in accordance with the terms thereof against the respective Guarantor and the other parties thereto. The Guarantee has not been amended or modified (and no waiver of any provision thereof has been granted) except with the consent of the Guaranteed Party (as defined therein) in accordance with its terms, and the obligations and commitments contained in the Guarantee have not been withdrawn or rescinded in any respect and no event has occurred that would result in any breach or violation of, or constitute a default under, the Guarantee.

5.15 No Other Representations or Warranties.

(a) Except for the express written representations and warranties made by the Parent Entities and the Merger Subs in this Article V and in any instrument or other document delivered pursuant to this Agreement, none of the Parent Entities or the Merger Subs make any express or implied representation or warranty with respect to the Parent Entities, the Merger Subs or any of their respective Affiliates or their respective businesses, operations, assets, liabilities, condition (financial or otherwise). Notwithstanding anything to the contrary in this Agreement, each of the Parent Entities and the Merger Subs hereby acknowledges and agrees that except for the express written representations and warranties made by the Company Entities in this Agreement or in any instrument or other document delivered pursuant to this Agreement, none of the Company Entities or any other Person has made makes any express or implied representation or warranty with respect to the Company Entities or any of their respective Affiliates or their respective businesses, operations, assets, liabilities, condition (financial or otherwise) notwithstanding the delivery or disclosure to the Parent Entities, the Merger Subs or any of their respective Affiliates of any documentation, forecasts or other information with respect to any one or more of the foregoing.

(b) Notwithstanding anything to the contrary in this Agreement, each of the Parent Entities and the Merger Subs hereby acknowledges and agrees (on its own behalf and on behalf of the Parent Related Parties) that: (i) except for the representations and warranties of the Company Entities expressly set forth in Article IV (as qualified by the Company Disclosure Letter), (x) none of the Company Related Parties makes, or has made, any representation or warranty and (y) none of the Parent Related Parties is relying on, or has relied on, any representation or warranty made, or information provided, by or on behalf of any Company Related Party, in each case, regarding any Company Related Party, its or their business, this Agreement, the Transactions, or any other related matter, including any information provided in any data room or management presentation or any estimates, projections, forecasts, forward-looking statements or business plans (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, forward-looking statements or business plans); and (ii) each of the Parent Entities and the Merger Subs is a sophisticated party and has made its own independent investigation, review, and analysis regarding the Company Entities and the Transactions, which investigation, review, and analysis were conducted by the Parent Entities and the Merger Subs together with expert advisors, including legal counsel, that they have engaged for such purpose.

ARTICLE VI

CONDUCT OF BUSINESS PENDING THE MERGERS

6.01 Conduct of Business by the Company Entities Pending the Mergers. Except as set forth in Section 6.01 of the Company Disclosure Letter, expressly required or expressly permitted by this Agreement and subject to Section 10.17, required by Law, expressly required or contemplated by the Restructuring Steps pursuant to Section 7.15, required in connection with any Company Action undertaken at the Parent Entities’ request or consented to in writing by the Parent Entities (which consent shall not be unreasonably withheld, conditioned or delayed), during the period from the date of this Agreement to the Effective Time, the Company Entities shall use reasonable best efforts to, and shall cause each of the Company Subsidiaries to use reasonable best efforts to: (i) conduct the businesses of the Company Entities and the Company Subsidiaries in the ordinary course of business in all material respects; and (ii) preserve intact in all material respects its and their current business organization, goodwill and ongoing businesses and to preserve its and their relationships in all material respects with customers, suppliers, clients, vendors, distributors, licensors, licenses, Governmental Authorities, employees and other business relationships, in each case, who are material to the Company Entities and the Company Subsidiaries, taken as a whole; provided, that, (A) with respect to the matters specifically addressed by, permitted under or excepted from any provision of Section 6.01(a)-(w), such specific provisions shall govern over the more general provisions contained in the foregoing sentence and (B) the Company Entities and the Company Subsidiaries shall be entitled to take commercially reasonable actions in good faith in order to prevent the occurrence of, or mitigate the existence of, any emergency situation involving endangerment to human life or in response to any Pandemic or the implementation of any Pandemic Measures; provided, further, that the Company Entities will use reasonable best efforts to inform the Parent Entities prior to taking, or refraining from taking, any such actions and will take into account in good faith the views of the Parent Entities’ Representatives with respect thereto. Without limiting the generality of the foregoing, subject to Section 10.17, except as set forth in Section 6.01 of the Company Disclosure Letter, expressly required by this Agreement, required by Law, expressly required or contemplated by the Restructuring Steps pursuant to Section 7.15, required in connection with any Company Action undertaken at the Parent Entities’ request or consented to in writing by the Parent Entities, during the period from the date of this Agreement to the Effective Time, the Company Entities shall not, and shall cause each Company Subsidiary not to:

(a) declare, authorize, establish a record date for, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or other equity, property or a combination thereof) in respect of, any of its capital stock, other than (i) dividends or distributions by a Company Subsidiary wholly-owned by OpCo to OpCo or another Company Subsidiary wholly-owned by OpCo in the ordinary course of business, (ii) any other Company Subsidiary to the extent required pursuant to its organizational or governing documents or (iii) dividends required pursuant to Section 7.19;

(b) other than with respect to any Company Subsidiary wholly-owned by OpCo, split, combine, reclassify, subdivide or reduce any of its capital stock;

(c) repurchase, redeem or otherwise acquire or offer to redeem, repurchase or otherwise acquire, directly or indirectly, any shares of its capital stock or any options, warrants, rights, convertible or exchangeable securities, stock-based performance units or other rights to acquire any such shares or other rights that give the holder thereof any economic interest of a nature accruing to the holders of such shares, other than (i) the withholding of Shares to satisfy Tax obligations with respect to awards granted pursuant to the Company Stock Plan, (ii) the acquisition of Shares in connection with a cashless exercise of Company Options or (iii) in connection with redemptions or exchanges pursuant to the OpCo Operating Agreement or Manager Operating Agreement or the limited liability company agreements of Endeavor Executive Holdco, LLC, Endeavor Executive PIU Holdco, LLC and Endeavor Executive II Holdco, LLC (as may be amended, restated or modified from time to time in accordance with the terms hereof and thereof) or (iv) as otherwise required under the organizational or governing documents of any Company JV;

(d) issue, authorize the issuance of, pledge, dispose of, grant, transfer, encumber, deliver or sell any shares of its capital stock or other voting securities or equity interests, any options, warrants, rights, convertible or exchangeable securities, stock-based performance units or other rights to acquire any such shares, securities, interests or other rights that give the holder thereof any economic interest of a nature accruing to the holders of such shares or securities, other than (i) upon the exercise or settlement of awards under the Company Stock Plan outstanding on the date of this Agreement (or granted following the date of this Agreement to the extent permitted by this Section 6.01(d)) in accordance with their present terms, (ii) as required to comply with any Company Plan as in effect on the date of this Agreement, (iii) transactions solely among OpCo or Company Subsidiaries wholly-owned by OpCo in the ordinary course of business, (iv) pledges or encumbrances of equity interests or other securities in the ordinary course of business under the credit facilities underlying the Closing Indebtedness and any other credit facilities or similar arrangements of the Company Entities or Company Subsidiaries existing as of the date hereof or entered into after the date hereof in accordance with the terms of this Section 6.01, (v) in connection with redemptions or exchanges pursuant to the OpCo Operating Agreement, the Manager Operating Agreement or the limited liability company agreements of Endeavor Executive Holdco, LLC, Endeavor Executive PIU Holdco, LLC and Endeavor Executive II Holdco, LLC (as may be amended, restated or modified from time to time in accordance with the terms hereof and thereof) (the “Executive Holdco Operating Agreements”) or (vi) as otherwise required under the organizational or governing documents of Company JV in effect as of the date hereof;

(e) amend, modify, waive, rescind or otherwise change (i) the Company Charter, the Company Bylaws, the Manager Operating Agreement, the OpCo Operating Agreement or the limited liability company agreements of Endeavor Executive Holdco, LLC, Endeavor Executive PIU Holdco, LLC and Endeavor Executive II Holdco, LLC, to the extent that a Company Entity’s or any Company Subsidiary’s (other than TKO or its Subsidiaries) authorization, execution or consent is required for such amendment, modification, waiver, recession or other change, any organizational or governing document of TKO (or any of its Subsidiaries) or (ii) the comparable organizational or governing documents of any Company Subsidiary in any material respect;

(f) acquire, directly or indirectly, whether by purchase, merger, consolidation or acquisition of stock or assets or otherwise, or authorize or announce an intention to so acquire, or enter into any agreements providing for the acquisition of, any equity interests in, or substantially all of the material assets of, any Person or the acquisition of any operating business or division thereof, other than (i) the acquisition of Intellectual Property Rights in connection with Permitted Content Activities, (ii) transactions solely among OpCo or Company Subsidiaries wholly-owned by OpCo pursuant to capital commitments of OpCo or Company Subsidiaries in existence as of the date hereof, (iii) acquisitions for cash consideration not to exceed $2,000,000, individually or $5,000,000, in the aggregate for all such acquisitions or (iv) as otherwise required under the organizational or governing documents, or any other agreements or arrangements, of any Company JV in effect as of the date hereof, including the satisfaction or exercise (except to the extent such exercise is made solely at the election of the Company Entities or the Company Subsidiaries) of any obligations or rights (including any puts, calls, capital commitments, redemptions, exchanges or similar arrangements with respect to any Company JV) in effect as of the date hereof;

(g) other than with respect to Permitted Content Activities, (i) acquire any material real property or enter into any material lease or sublease of real property (whether as a lessor, sublessor, lessee or sublessee), or (ii) materially modify or amend or exercise any right to renew any Material Lease, or waive any material term or condition thereof or grant any material consents thereunder, in each case, outside the ordinary course of business;

(h) other than any in connection with Permitted Content Activities or any Permitted Media Agreement or any Talent Agreement, sell, transfer, assign, exchange, swap, lease, license, sublicense, abandon, allow to lapse or otherwise dispose of, any of its material properties, rights or assets (including capital stock of any Company Subsidiary and intangible property or material Intellectual Property Rights) other than (i) sales of products or services in the ordinary course of business, (ii) sales, abandonments or other dispositions of immaterial or obsolete, surplus or worn-out assets, equipment or property (including Company Intellectual Property) that is no longer used in or useful for the operations of a Company Entity or any Company Subsidiary, (iii) the non-exclusive licensing or sublicensing of Company Intellectual Property, (iv) pursuant to transactions solely among OpCo or Company Subsidiaries wholly-owned by OpCo in the ordinary course of business, (v) expirations of Registered Company Intellectual Property in accordance with its statutory term, or (vi) for consideration not to exceed $2,000,000 individually or $5,000,000 in the aggregate;

(i) redeem, repurchase, prepay, defease, incur, assume, endorse, guarantee or otherwise become liable for or modify in any material respects the terms of any, indebtedness for borrowed money, issue or sell any debt securities or warrants or other rights to acquire any debt securities of a Company Entity or any Company Subsidiary or guarantee any such indebtedness or any debt securities of another Person or enter into any agreement requiring a Company Entity or a Company Subsidiary to guarantee any financial statement condition of another Person (collectively, “Indebtedness”), other than (A) Indebtedness solely among OpCo or the Company Subsidiaries wholly-owned by OpCo in the ordinary course of business, (B) incurring Indebtedness for borrowed money not to exceed an aggregate principal amount equal to the greater of (x) $50,000,000 and (y) a principal amount which would result in the Company Entities’ and the Company Subsidiaries’ combined leverage ratio greater than 4.5x (based on the Adjusted EBITDA contained in the Company’s then-most recent SEC Reports), (C) Indebtedness for borrowed money pursuant to drawdowns under any revolving credit facility in existence as of the date hereof in the ordinary course of business or (D) Indebtedness for borrowed money pursuant to refinancings of outstanding Indebtedness (other than with respect to the Closing Indebtedness), (E) guarantees of any obligations of any Company Entity or Company Subsidiary; provided, that such obligations are otherwise permitted hereunder, and (F) as contemplated by the Restructuring Steps pursuant to Section 7.15, provided, in each case of clauses (B), (C) and (D), such Indebtedness can be prepaid at par at any time without premium or penalty;

(j) make any loans, advances or capital contributions to, or investments in, any other Person, other than (i) loans, advances, or capital contributions solely among OpCo or the Company Subsidiaries wholly-owned by OpCo in the ordinary course of business, (ii) loans, advances or capital contributions made to any Company Subsidiaries required under their organizational or governing documents or other agreements or arrangements in effect as of the date hereof to the extent included in the 2024 Company Budget, including the satisfaction or exercise (except to the extent such exercise is made solely at the election of the Company Entities or the Company Subsidiaries) of any obligations or rights (including any puts, calls, capital commitments, redemptions, exchanges or similar arrangements with respect to any Company JV) in effect as of the date hereof, (iii) investments in Intellectual Property Rights in connection with Permitted Content Activities or (iv) investments not to exceed $2,000,000 individually or $5,000,000 in the aggregate together with all other investments contemplated by this Section 6.01(j);

(k) except as required by applicable Law, the terms of any Company Plan, or the terms of this Agreement, (i) increase the compensation, bonus, or fringe benefits payable or that could become payable to any Company Associate or increase the severance benefits of any Company Associate, (ii) establish, adopt or enter into or amend any Collective Bargaining Agreement (except for amendments or renewals made in the ordinary course of business that do not materially increase costs or liabilities to any Company Entity or any Company Subsidiary), (iii) establish, adopt, enter into, modify or terminate any Company Plan other than (A) in the ordinary course of business or in a manner that does not materially increase the cost to the Company Entities and any Company Subsidiaries taken as a whole; provided that, the Company Entities will reasonably consult with the Parent Entities prior to taking any of the foregoing actions with respect to any material Company Plan that is not a health, retirement or welfare plan (but excluding severance plans) or (B) individual at-will offer letters or employment or consulting Contracts (x) in a form substantially consistent with one of the form(s) made available to the Parent Entities and Merger Subs or their respective Representatives used for (or otherwise similar to offer letters or Contracts for) similarly-situated employees or consultants or (y) that do not provide severance benefits greater than six (6) months of compensation (or, with respect to individuals located outside of the United States, employment Contracts that do not provide for severance benefits beyond those required by applicable Law) entered into with an individual who was hired or engaged in accordance with this Section 6.01(k), (iv) grant, accelerate the vesting, lapsing of restrictions or payment or in any way amend, modify or supplement the terms of any equity or equity based or phantom equity (including any Company Equity Awards), including making any determination pursuant to Section 3.06(a)(iv), (v) grant any change in control, retention or transaction bonuses or similar awards related to the Transactions, or amend or modify the terms of any such outstanding awards, (vi) accelerate the vesting, lapsing of restrictions or payment, or to fund or in any other way secure any material rights or benefits under any Company Plan with respect to any Company Associate, (vii) forgive any loans or issue any loans to any Company Associate (other than (i) in the ordinary course of business, including in connection with business or similar expenses; provided that such loans do not, individually or in the aggregate, exceed $500,000 or (ii) in connection with any qualified retirement plan), (viii) implement or announce any employee layoffs, plant closings, reductions in force, furloughs, temporary layoffs, salary or wage reductions, work schedule changes or other similar actions, in each case, reasonably be expected to trigger notice requirements under the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar applicable Laws (the “WARN Act”), without complying with the notice requirements of the WARN Act, (ix) hire any new employee or engage any new independent contractor (who is a natural person) (other than an agent or talent manager of WME IMG, LLC and its subsidiaries) with target annual cash compensation in excess of $650,000, (x) hire any new agent or talent manager of WME IMG, LLC and its subsidiaries with target annual cash compensation in excess of $2,000,000, or (xi) newly recognize, or establish or enter into any relationship with, any union, works council, guild or other labor organization as the representatives of any Company Associates unless the Company Entities and the Company Subsidiaries are presented with authorization cards signed by a majority of employees in an appropriate bargaining unit as reasonably determined by the Company Entities and the Company Subsidiaries and the Company Entities provide notice to the Parent Entities;

(l) waive, release, assign, compromise or settle any Action, in each case involving or against a Company Entity or any Company Subsidiary, other than (i) the compromise or settlement of Actions that require payments by a Company Entity or any Company Subsidiary (net of insurance proceeds) in an amount not to exceed, in the aggregate $10,000,000 for any single Action (provided, the Company provides prior notice of, and reasonably consults with the Parent Entities regarding any such compromise or settlement in excess of $3,000,000 for any single action); provided that such compromise or settlement does not (v) involve the imposition of restrictions on the business or operations of a Company Entity or a Company Subsidiary that, in each case, materially interfere with the operations of a Company Entities or a Company Subsidiary, (w) provide for any exclusive license of material Intellectual Property, (x) involve any criminal liability, any admission of material wrongdoing or any material wrongful conduct by a Company Entity or a Company Subsidiary or any of their respective officers, directors or employees and (y) relate to Actions brought by Governmental Authorities, other than solely in their capacities as customers of the Company Entities’ or the Company Subsidiaries’ products and services, or (z) relate to Tax-related Actions (it being understood any Tax-related Actions are subject to the restrictions contained in Section 6.01(o) and not this Section 6.01(l)) and (ii) Actions arising out of or relating to any matter set forth in Section 7.05 or Section 7.10, which shall be governed by Section 7.05 or Section 7.10, as applicable;

(m) make any material change in accounting methods, principles or practices by a Company Entity or any Company Subsidiary materially affecting the consolidated assets, liabilities or results of operations of the Company, except as required (i) by GAAP (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the Financial Accounting Standards Board or any similar organization or (ii) by Law;

(n) (i) adopt a plan of merger, consolidation, complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of a Company Entity or (ii) enter into a material new line of business;

(o) make, change, revoke or rescind any material election relating to Taxes in a manner materially inconsistent with past practice, change any accounting period or method with respect to Taxes that would have any material effect with respect to the Company Entities and the Company Subsidiaries, make any material amendment with respect to any material Tax Return, agree to an extension or waiver of the statute of limitations with respect to the assessment or examination of any material Tax, settle or compromise any material Tax liability or Action, enter into any material Tax Sharing Agreement, execute any closing agreement relating to a material amount of Tax with or request any ruling with respect to any material Tax from any Governmental Authority or surrender any right to claim a material Tax refund;

(p) (i) make, or commit to make, any Capital Expenditures in excess of $2,000,000 over the aggregate amount of Capital Expenditures set forth in the Company’s budget (A) with respect to fiscal year 2024, as approved by the Chief Executive Officer of the Company and presented to the Executive Committee prior to the date hereof and set forth in Section 6.01(p) of the Company Disclosure Letter (the “2024 Company Budget”) and (B) with respect to fiscal year 2025, as approved by the Executive Committee; provided that, in the event the Executive Committee fails to approve the Company’s budget for fiscal year 2025, such budget shall be deemed to include the aggregate amount of Capital Expenditures equal to the aggregate amount of Capital Expenditures set forth in the Company’s budget for fiscal year 2024 for purposes of this Section 6.01(p) and (ii) make, or commit to make, any single or series of related Capital Expenditures in excess of $25,000,000;

(q) other than any Permitted Media Agreement, Talent Agreement, any guarantees of any obligations of any Company Entity or Company Subsidiary (provided, that such obligations are otherwise permitted hereunder and such guarantee does not constitute a Material Media Agreement) or otherwise in the ordinary course of business or consistent with past practice, (i) assign, materially amend, modify or waive material rights or material claims under, enter into, voluntarily terminate (other than in the ordinary course of business consistent with past practice), extend (other than extensions in the ordinary course of business with respect to a Material Contract that is not a Specified Contract) or renew (other than renewals in the ordinary course of business consistent with past practice) any Material Contract or (ii) amend, modify, waive, terminate or accelerate the Tax Receivable Agreement;

(r) enter into any transaction or Contract (other than a Company Plan) with any member of the Executive Committee or the Chief Executive Officer, the Executive Chairman, President and Chief Operating Officer, Chief Financial Officer, Chief Administrative Officer, Chief Legal Officer of the Company or any other member of the President and Chief Operating Officer’s senior leadership team as set forth on Section 6.01(r) of the Company Disclosure Letter;

(s) except as pursuant to Section 7.04 or in the ordinary course of business consistent with past practice, amend, modify, terminate, cancel or let lapse an insurance policy (or reinsurance policy) or self-insurance program of a Company Entity or a Company Subsidiary in effect as of the date hereof that is material to the business of the Company and its Subsidiaries, taken as a whole, unless simultaneous with such termination, cancellation or lapse, replacement policies underwritten by insurance and reinsurance companies of nationally recognized standing or self-insurance programs, in each case, providing coverage equal to or greater than the coverage under the terminated, canceled or lapsed policies for substantially similar premiums, as applicable, are in full force and effect;

(t) create or incur any Lien on any assets, rights or properties of the Company Entities or the Company Subsidiaries other than Permitted Liens, Liens among OpCo or Company Subsidiaries wholly-owned by OpCo or Liens that are not material to the business of the Company Entities and the Company Subsidiaries and that are otherwise capable of being released at or prior to the Closing if required by the Debt Financing or the Preferred Equity Financing;

(u) enter into any agreement and arrangement with respect to voting or registration, file any registration statement (other than as required by the Registration Rights Agreement or the TKO Registration Rights Agreement) or consummate any unregistered offering of securities that by the terms of such offering requires subsequent registration under the Securities Act;

(v) enter into any rights plan (or similar plan commonly referred to as a “poison pill”);

(w) enter into the Contracts set forth on Section 6.01(w) of the Company Disclosure Letter; or

(x) authorize any of, or commit or agree to take any of, the foregoing actions in the preceding clauses (a) - (w).

6.02 Control of Operations. Nothing contained in this Agreement shall give the Parent Entities or the Merger Subs, directly or indirectly, the right to control or direct the operations of a Company Entity or any Company Subsidiary prior to the Closing. Prior to the Closing, the Company Entities shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over their respective operations.

ARTICLE VII

ADDITIONAL AGREEMENTS

7.01 Written Consent; Schedule 13e-3; Information Statement.

(a) The Company shall use its reasonable best efforts to obtain and deliver to the Parent Entities duly executed countersignature pages to the Written Consent executed by the Management Holders as soon as practicable following the execution of this Agreement, but in any event within twelve hours following the execution hereof. The Parent Entities shall use their reasonable best efforts to obtain and deliver to the Company the duly executed countersignature pages to the Written Consent executed by the SLP Holders as soon as practicable following the execution of this Agreement, but in any event within twelve hours following the execution hereof. In connection with the Written Consent, the Company shall take all actions necessary or advisable to comply in all material respects, and shall comply in all material respects, with the DGCL, including Section 228 and Section 262 thereof, and the organizational documents of the Company.

(b) The Company shall prepare and, after approval by the Parent Entities (which shall not be unreasonably withheld, delayed or conditioned), file (with the assistance and cooperation of the Parent Entities and the Merger Subs as reasonably requested by the Company) with the SEC, as promptly as practicable after the Company Stockholder Approval has been obtained pursuant to the Written Consent, a written information statement of the type contemplated by Rule 14c-2 of the Exchange Act containing (i) the information specified in Schedule 14C under the Exchange Act concerning the Written Consent and the Mergers, (ii) the notice of action by written consent required by Section 228(e) of the DGCL and (iii) the notice of availability of appraisal rights and related disclosure required by Section 262 of the DGCL (including any amendment or supplement thereto or any additional filing required in accordance with the provisions of Section 7.01(c), the “Information Statement”).

(c) The Company and the Parent Entities shall cooperate, and shall cause their respective Affiliates to cooperate, to, concurrently with the preparation and filing of the Information Statement, jointly prepare and file with the SEC, as promptly as practicable after the Company Stockholder Approval has been obtained, a Rule 13e-3 Transaction Statement on Schedule 13e-3 (such transaction statement, including any amendment or supplement thereto, the “Schedule 13e-3”) relating to the Transactions.

(d) Each of the Company, the Parent Entities and Merger Subs shall provide the other party and their respective outside legal counsel and other Representatives a reasonable opportunity to participate in any discussions or meetings with the SEC (or portions of any such discussions or meetings) that relate to the Information Statement or the Schedule 13e-3. Each party hereto shall promptly notify the other parties of the receipt of any comments from the SEC with respect to the Information Statement or the Schedule 13e-3 and of any request by the SEC for any amendment or supplement thereto or for additional information and shall promptly provide to the other parties copies of all correspondence between such party or any of its Representatives and the SEC with respect to the Information Statement and the Schedule 13e-3. The parties hereto shall use their respective reasonable best efforts to promptly provide responses to the SEC with respect to all comments received on the Information Statement or the Schedule 13e-3 from the SEC, including by preparing any additional filings required by the SEC or pursuant to applicable Law (provided, that, for the avoidance of doubt, prior to responding to any comments of the SEC or making any additional filings required by the SEC, the Company and the Parent Entities shall provide each other with a reasonable opportunity to consult and review such responses or filings and the Company shall consider in good faith any comments on such responses or filings), and the Company shall cause the definitive Information Statement and the Schedule 13e-3 (and any other such additional required filings) to be mailed (including by electronic delivery if permitted) to the stockholders of the Company as promptly as possible after confirmation from the SEC that it will not review, or that it has completed its review of, the Information Statement, which confirmation will be deemed to occur if the SEC has not affirmatively notified the Company prior to the 10th day after making the initial filing of the preliminary Information Statement that the SEC will or will not be reviewing the Information Statement.

(e) The Company agrees, as to itself and its Subsidiaries, that the Information Statement will comply in all material respects with the applicable provisions of the Exchange Act. The Company and the Parent Entities agree, as to themselves and their Affiliates, that the Schedule 13e-3 will comply in all material respects with the applicable provisions of the Exchange Act. The Company, the Parent Entities and the Merger Subs shall ensure that none of the information supplied by it for inclusion in the Information Statement or the Schedule 13e-3 will, at the date of mailing (including by electronic delivery if permitted) to stockholders of the Company, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Parent Entities shall provide the Company with such information concerning themselves and their Affiliates as is customarily included in an information statement or Schedule 13e-3 prepared in connection with a transaction of the type contemplated by this Agreement or as otherwise required by Law, requested by the SEC or its staff, or as the Company may reasonably request, in each case, sufficiently in advance of the mailing of the Information Statement or the filing of the Schedule 13e-3. Notwithstanding anything in this Section 7.01 to the contrary, the Company assumes no responsibility with respect to information supplied in writing by or on behalf of the Parent Entities, its Affiliates or its or their respective Representatives for inclusion or incorporation by reference in the Information Statement or the Schedule 13e-3.

(f) If any information relating to the Company or the Parent Entities, or any of their respective Affiliates or its or their respective Representatives, should be discovered by a party hereto, which information should be set forth in an amendment or supplement to the Information Statement or the Schedule 13e-3 so that the Information Statement or the Schedule 13e-3, as applicable, would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the party that discovers such information shall as promptly as practicable following such discovery notify the other party or parties (as the case may be) and after such notification, as and to the extent required by applicable Law, (i) (A) the Company shall promptly prepare (with the assistance and approval of the Parent Entities as provided for in this Section 7.01) an amendment or supplement to the Information Statement or (B) the Company and the Parent Entities shall promptly prepare an amendment or supplement to the Schedule 13e-3 and (ii) the Company shall cause the Information Statement or the Schedule 13e-3, as applicable, as so amended or supplemented to be filed with the SEC and to be disseminated to its stockholders. The Company shall provide the Parent Entities with a reasonable opportunity to consult and review drafts of the Information Statement and shall consider in good faith any comments provided by the Parent Entities on such drafts.

7.02 Access to Information; Confidentiality.

(a) Except (i) as otherwise prohibited by applicable Law or the terms of any Contract or (ii) as would be reasonably expected to result in the loss of any attorney-client, attorney work product, or other legal privilege (provided, that the Company Entities shall use reasonable best efforts to allow the disclosure of such information (or as much of it as reasonably possible) in a manner that does not, in the case of clause (i), result in a violation of Law or the terms of any Contract (and so long as the Company Entities have used, or has caused the Company Subsidiaries, as applicable, to use, reasonable best efforts to obtain a waiver with respect to such violation of Contract), or, in the case of clause (ii), result in a loss of attorney-client attorney work product or other legal privilege), during the Pre-Closing Period, subject to the restrictions or limitations as are reasonable in response to any Pandemic, including the adoption of any Pandemic Measures, the Company Entities shall and shall cause the Company Subsidiaries and their respective Representatives to, solely for purposes that are, in good faith, related to the consummation of the Mergers (or the financing of the Transactions) or the post-Closing operations, financing or integration of the Surviving Company and its Subsidiaries with the Parent Entities and their Affiliates, and at the Parent Entities’ expense: (x) provide to the Parent Entities and their respective Representatives (including Debt Financing Sources and Preferred Equity Investors) reasonable access, during normal business hours and upon reasonable prior notice to the Company Entities by the Parent Entities, to the officers, employees, properties and offices and other facilities of the Company Entities and the Company Subsidiaries, and to the material books and records thereof and (y) furnish promptly to the Parent Entities such information concerning the business, properties, Contracts, assets, liabilities and personnel of the Company Entities and the Company Subsidiaries as the Parent Entities or their respective Representatives may reasonably request. In the event that the Company Entities or the Company Subsidiaries are withholding access or information requested by the Parent Entities or their respective Representatives in accordance with clauses (i) or (ii) of the first sentence of this Section 7.02, the Company Entities shall give notice to the Parent Entities of such fact, shall use reasonable best efforts to effect reasonable substitute virtual access or disclosure arrangements. Nothing in this Section 7.02 shall be construed to require the Company Entities, the Company Subsidiaries or any of their respective Representatives to provide (I) any of the foregoing information to the extent related to the negotiation of this Agreement or, except as expressly set forth in Section 7.03, any Acquisition Proposal or any deliberation of the Executive Committee or the Special Committee regarding any Acquisition Proposal or Adverse Recommendation Change, as applicable or (II) any opinion to the Parent Entities. Any investigation conducted pursuant to the access contemplated by this Section 7.02 shall be conducted in a manner that does not (A) unreasonably interfere with the conduct of the business of the Company Entities and the Company Subsidiaries or otherwise result in any significant interference with the prompt and timely discharge by officers, employees and other authorized Representatives of the Company Entities or the Company Subsidiaries of their normal duties or (B) create a risk of damage or destruction to any property or assets of the Company Entities or the Company Subsidiaries. Any access to the properties of the Company Entities and the Company Subsidiaries

will be subject to such Company Entity’s or Company Subsidiary’s reasonable security measures and insurance requirements. All requests for access pursuant to this Section 7.02 must be directed to specified Representatives of the Company Entities from time to time.

(b) All information obtained by the Parent Entities, the Merger Subs or their respective Representatives pursuant to this Article VII shall be kept confidential in accordance with the amended and restated mutual nondisclosure agreement, dated November 2, 2023 (the “Confidentiality Agreement”), between Silver Lake Technology Management, L.L.C. and the Company.

7.03 No Solicitation.

(a) From and after the execution of this Agreement and for the remainder of the Pre-Closing Period, the Company Entities shall, and shall cause the Company Subsidiaries and their respective Representatives, and shall instruct (and use its reasonable best efforts to cause) their respective Representatives to, immediately cease and cause to be terminated any activities, solicitation, encouragement, discussions or negotiations that may be ongoing with any Person or its Representatives with respect to an Acquisition Proposal, and shall promptly request the prompt return or destruction of all confidential information previously furnished in connection therewith and immediately terminate all physical and electronic data room access previously granted to any such Person or its Representatives. The Company Entities and the Company Subsidiaries shall not modify, amend, terminate, waive, release, or fail to enforce any provisions of any confidentiality agreement or any standstill provisions of any confidentiality agreement (or any similar provisions in any agreement) to which a Company Entity or any of the Company Subsidiaries is a party relating to an Acquisition Proposal; provided, that, notwithstanding anything in this Agreement to the contrary, prior to the Company’s receipt of the Company Stockholder Approval, the Company Entities and the Company Subsidiaries shall be permitted to modify, amend, terminate, waive, release or fail to enforce any provisions of any such confidentiality agreement or standstill provisions (or similar or related provisions or agreement), if the Executive Committee (acting upon the recommendation of the Special Committee) or the Special Committee shall have determined (after consultation with its outside legal counsel) that the failure to take such action is reasonably likely to be inconsistent with the applicable directors’ fiduciary duties under applicable Law.

(b) Except as permitted by this Section 7.03, during the Pre-Closing Period, the Company Entities agree that they will not, and will cause each Company Subsidiary to not, (i) solicit, initiate, knowingly encourage or knowingly facilitate any inquiries with respect to or which would reasonably be expected to lead to the submission of, any Acquisition Proposal, (ii) engage in, continue or otherwise participate in discussions or negotiations regarding, or furnish to any Person any non-public information in connection with, any Acquisition Proposal, except to notify such Person of the existence of this Section 7.03(b), (iii) except for an Acceptable Confidentiality Agreement, enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or similar agreement relating to any Acquisition Proposal or that would require the Company to abandon, terminate or fail to consummate the Mergers (each, an “Acquisition Agreement”); (iv) approve, endorse or recommend any proposal that constitutes, or would reasonably be expected to lead to an Acquisition Proposal; or (v) resolve or agree to do any of the foregoing; provided, that, if, prior to the earlier to occur of the termination of this Agreement pursuant to Article IX and the Company’s receipt of the Company Stockholder Approval, the Company receives an Acquisition Proposal that did not result from a material breach of this Section 7.03 and the Executive Committee (acting upon the recommendation of the Special Committee) or the Special Committee determines in good faith (after consultation with its outside legal counsel and financial advisors) that such Acquisition Proposal is, or could reasonably be expected to result in, a Superior Proposal and a failure to take the actions contemplated by the following clauses (A) or (B) would be reasonably likely to be inconsistent with the applicable directors’ fiduciary duties under applicable Law, the Company Entities and the Company Subsidiaries and their respective Representatives may, prior to the Company’s receipt of the Company Stockholder Approval, (A) engage in discussions or negotiations regarding such Acquisition Proposal (or contact such Person to clarify the terms and conditions thereof and otherwise facilitate such Acquisition Proposal or assist such Person and such Person’s Representatives and financing sources) and (B) furnish information to, or afford access to the business, properties, assets, books, records or personnel, of the Company Entities or any Company Subsidiary, in each case, with the Person making or renewing such Acquisition Proposal and its Representatives, so long as the Company and such Person have executed an Acceptable Confidentiality Agreement; provided, however, that (x) any such information or access has previously been made available to the Parent Entities or shall be made available to the Parent Entities prior to, or substantially concurrently with, the time such information is made available to such Person and (y) any competitively sensitive information or data provided to any such Person who is, or whose Affiliates include, a direct competitor, supplier or customer of a Company Entity or any Company Subsidiary will be provided in a separate “clean data room” and subject to customary “clean team” arrangements regarding access to such information or data, as reasonably determined by the Company and the Special Committee, each with advice from its outside legal counsel.

(c) From and after the date of this Agreement until the termination of this Agreement pursuant to Article IX, the Company Entities shall promptly (and, in any event, within 24 hours) after receipt of any Acquisition Proposal, notify the Parent Entities of the material terms of such Acquisition Proposal received by the Company Entities, any Company Subsidiary or any of their respective Affiliates, and the identity of the Person or “group” making such Acquisition Proposal and shall provide the Parent Entities with unredacted copies of any written requests, proposals or offers, including proposed agreements, and the material terms and conditions of any proposals or offers (or where no such copies are available, a reasonably detailed written description thereof). From and after the date of this Agreement until the termination of this Agreement pursuant to Article IX, the Company Entities shall, and shall cause the Company Subsidiaries and their respective Affiliates to, keep the Parent Entities reasonably informed of the status and terms of, and material changes in, any such Acquisition Proposal. Prior to the Company’s receipt of the Company Stockholder Approval, the Company shall promptly (and, in any event, within 24 hours), following a determination by the Executive Committee (acting upon the recommendation of the Special Committee) or the Special Committee that an Acquisition Proposal is a Superior Proposal to the extent the Executive Committee or the Special Committee is permitted to do so pursuant to this Section 7.03, notify the Parent Entities of such determination in writing (and, for the avoidance of doubt, following the Company’s receipt of the Company Stockholder Approval, the Company, the Executive Committee or the Special Committee shall have no right to make such a determination).

(d) Except as permitted by this Section 7.03, the Executive Committee and each committee of the Executive Committee or the Board of Directors of the Company (including the Special Committee) shall not, and shall not publicly propose to: (i) (A) withdraw or adversely qualify (or modify or amend in a manner adverse to the Parent Entities or the Merger Subs) the Executive Committee Recommendation or the Special Committee Recommendation; (B) authorize, approve, adopt or recommend, or declare the advisability of, any Acquisition Proposal; or (C) take any action or make any recommendation or public statement in connection with any Acquisition Proposal that is a tender offer or exchange offer other than an unequivocal recommendation against such offer or a temporary “stop, look and listen” communication by the Executive Committee or the Special Committee of the type contemplated by Rule 14d-9(f) under the Exchange Act in which the Executive Committee, the Special Committee or the Company indicates that the Executive Committee Recommendation or the Special Committee Recommendation, as applicable, has not changed (any of the foregoing actions, an “Adverse Recommendation Change”), or (ii) cause or permit the Company or any of the Company Subsidiaries to enter into any Acquisition Agreement or otherwise resolve or agree to do so.

(e) Notwithstanding anything in this Agreement to the contrary, until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Company’s receipt of the Company Stockholder Approval, if in response to an Acquisition Proposal made after the date of this Agreement that has not been withdrawn and that did not result from a material breach of this Section 7.03, the Executive Committee (acting upon the recommendation of the Special Committee) or the Special Committee determines in good faith (in each case, after consultation with its outside legal counsel and financial advisors) that such Acquisition Proposal is a Superior Proposal, then (i) the Executive Committee (acting upon the recommendation of the Special Committee) or the Special Committee may make an Adverse Recommendation Change or (ii) only in the case of such a determination by the Executive Committee (acting upon the recommendation of the Special Committee) or the Special Committee, the Company may terminate this Agreement pursuant to Section 9.01(e)(ii) in order to enter into an Acquisition Agreement with respect to such Superior Proposal; provided, however, that the Company shall not terminate this Agreement pursuant to Section 9.01(e)(ii) unless the Company prior to, or concurrently with, such termination, pays, or causes to be paid, to the Parent Entities the Company Termination Fee.

(f) Prior to effecting an Adverse Recommendation Change to the extent permitted by Section 7.03(e) with respect to a Superior Proposal or terminating this Agreement pursuant to Section 9.01(e)(ii) in order to enter into an Acquisition Agreement with respect to a Superior Proposal to the extent permitted by Section 7.03(e) and Section 9.01(e)(ii), (i) the Company shall notify the Parent Entities in writing that the Executive Committee or the Special Committee intends to effect an Adverse Recommendation Change or terminate this Agreement pursuant to Section 9.01(e)(ii) (it being understood that the delivery of such notice and the resolution to send such notice shall not constitute an Adverse Recommendation Change), as applicable, (ii) the Company shall provide the Parent Entities a summary of the material terms and conditions of such Superior Proposal (including the consideration offered therein and the identity of the Person or “group” making the Superior Proposal) and an unredacted copy of the Acquisition Agreement, (iii) if requested to do so by the Parent Entities, for a period of four Business Days following delivery of such notice, the Company shall discuss and negotiate in good faith, and shall make its Representatives available to discuss and negotiate, with the Parent Entities and their respective Representatives, any proposed modifications to the terms and conditions of this Agreement in such a manner that would obviate the need to effect an Adverse Recommendation Change or terminate this Agreement pursuant to Section 9.01(e)(ii), as applicable, and (iv) no earlier than the end of such four Business Day period, the Executive Committee (acting upon the recommendation of the Special Committee) or the Special Committee shall determine in good faith, after considering the terms of any proposed amendment or modification to this Agreement proposed by the Parent Entities during such four Business Day period and in consultation with its outside legal counsel and financial advisors, that such Superior Proposal still constitutes a Superior Proposal (it being understood and agreed that any material changes to the financial or other material terms of a proposal that was previously the subject of a notice hereunder shall require a second notice to the Parent Entities as provided above, but with respect to such second notice, references herein to a “four Business Day period” shall be deemed references to a “two Business Day period”; provided, that such new notice shall in no event shorten the original four Business Day period).

(g) Notwithstanding anything in this Agreement to the contrary, until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Company’s receipt of the Company Stockholder Approval, but subject to the Company’s, the Executive Committee’s and the Special Committee’s compliance with Section 7.03(h), the Executive Committee (acting upon the recommendation of the Special Committee) or the Special Committee may make an Adverse Recommendation Change in response to an Intervening Event if the Executive Committee determines (upon the recommendation of the Special Committee) or the Special Committee (after consultation with its outside legal counsel) that the failure to effect an Adverse Recommendation Change in response to such Intervening Event is reasonably likely to be inconsistent with the applicable directors’ fiduciary duties under applicable Law.

(h) Prior to effecting an Adverse Recommendation Change with respect to an Intervening Event, (i) the Company shall notify the Parent Entities in writing that it intends to effect an Adverse Recommendation Change, describing in reasonable detail the reasons for such Adverse Recommendation Change and the material facts and circumstances relating to such Intervening Event, (ii) if requested to do so by the Parent Entities, for a period of four Business Days following delivery of such notice, the Company shall discuss and negotiate in good faith, and shall make its Representatives available to discuss and negotiate, with the Parent Entities’ Representatives any proposed modifications to the terms and conditions of this Agreement in such a manner that would obviate the need to effect such Adverse Recommendation Change and (iii) no earlier than the end of such four Business Day period, the Executive Committee (acting upon the recommendation of the Special Committee) or the Special Committee shall determine, after considering the terms of any proposed amendment or modification to this Agreement agreed upon by the Parent Entities during such four Business Day period and in consultation with its outside legal counsel, that the failure to effect an Adverse Recommendation Change would still be reasonably likely to be inconsistent with the applicable directors’ fiduciary duties under applicable Law.

(i) Nothing contained in this Agreement shall, subject to compliance with Section 7.03(d), prevent the Company, the Executive Committee (acting upon the recommendation of the Special Committee) or the Special Committee from (i) issuing a “stop, look and listen” communication pursuant to Rule 14d-9(f) under the Exchange Act or (ii) making a statement contemplated by Item 1012(a) of Regulation M-A under the Exchange Act or otherwise complying with Rule 14d-9 and Rule 14e-2 under the Exchange Act with respect to an Acquisition Proposal. For the avoidance of doubt, a factually accurate public statement that only describes the Company’s receipt of an Acquisition Proposal and the operation of this Agreement with respect thereto shall not be deemed an Adverse Recommendation Change.

(j) Except as set forth in Section 9.03(b) with respect to an Acquisition Proposal, for purposes of this Agreement:

(i) “Acquisition Proposal” means any written proposal or offer (other than in respect of a Company Action undertaken at the Parent Entities’ request), from any Person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act), other than the Parent Entities or the Merger Subs, relating to (A) any direct or indirect acquisition, in a single transaction or a series of related transactions, of (1) assets constituting 20% or more of the consolidated assets of the Company Entities and the Company Subsidiaries, taken as a whole (based on the fair market value thereof), including an acquisition of 20% or more of such consolidated assets of the Company Entities and the Company Subsidiaries indirectly through the acquisition of equity interests of Manager, OpCo or a Company Subsidiary, or (2) 20% or more of the voting power of the Shares; (B) any tender offer or exchange offer that, if consummated, would result in any Person beneficially owning, or having the right to acquire beneficial ownership of, 20% or more of the voting power of the Company; or (C) any merger, consolidation, business combination, recapitalization, share exchange, joint venture, restructuring, reorganization, liquidation, dissolution or other similar transaction involving a Company Entity or any of the Company Subsidiaries (other than any such transaction among the Company Entities and the Company Subsidiaries) pursuant to which any such Person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) would beneficially hold, directly or indirectly, more than 20% of the voting power of the Shares or the surviving or resulting entity of such transaction or 20% or more of the consolidated assets of the Company Entities and the Company Subsidiaries.

(ii) “Intervening Event” means a material positive event, fact, development or occurrence (other than any event, fact, development or occurrence resulting from a breach of this Agreement by the Company) with respect to the Company Entities or the Company Subsidiaries or the business of the Company Entities and the Company Subsidiaries, taken as a whole, that (a) is not known by the Executive Committee or the Special Committee, as applicable, as of or prior to the execution and delivery of this Agreement and (b) first occurs, arises or becomes known to the Executive Committee or the Special Committee after the execution and delivery of this Agreement and on or prior to the date of the Company Stockholder Approval; provided, that (A) any event, fact, development or occurrence that involves or relates to an Acquisition Proposal or a Superior Proposal or any inquiry or communications or matters relating thereto, (B) any event, fact, development or occurrence that results from the announcement, pendency and consummation of this Agreement or the Mergers or any actions required to be taken or to be refrained from being taken pursuant to this Agreement, (C) the fact that the Company meets or exceeds any internal or analysts’ expectations or projections, or (D) any changes or lack thereof after the date hereof in the market price or trading volume of the Shares, individually or in the aggregate, will not be deemed to constitute an Intervening Event (it being understood that, with respect to clauses (C) and (D), the underlying facts or occurrences giving rise to such meeting or exceeding of expectations or projections or such changes or lack thereof in market price or trading volume may be taken into account in determining whether there has been an Intervening Event, to the extent not otherwise excluded from this definition).

(iii) “Superior Proposal” means any unsolicited bona fide Acquisition Proposal that is on terms that the Executive Committee (acting upon the recommendation of the Special Committee) or the Special Committee determines in good faith (after consultation with its outside legal counsel and financial advisors)

and after taking into account the legal, financial, regulatory and other aspects of such Acquisition Proposal, (x) is reasonably capable of being consummated in accordance with its terms and (y) if consummated would result in a transaction more favorable to the Company’s stockholders, from a financial point of view, than the Mergers and the Transactions (taking into account any proposed amendment or modification proposed by the Parent Entities pursuant to Section 7.03(f)). For purposes of the reference to “Acquisition Proposal” in this definition, all references to “20%” shall be deemed to be references to “50%”.

7.04 Directors’ and Officers’ Indemnification and Insurance.

(a) From and after the Effective Time, the Surviving Company shall, and the Parent Entities shall cause the Surviving Company to, to the fullest extent permitted under the DGCL, honor and fulfill in all respects the obligations of the Company Entities and the Company Subsidiaries under all indemnification agreements between any Company Entity or Company Subsidiary and any of their respective present or former directors and officers (collectively, the “Indemnified Parties”). In addition, the certificate of incorporation and bylaws (or similar organizational documents) of the Surviving Entities shall contain provisions no less favorable with respect to exculpation and indemnification than are set forth in the Company Charter or the Company Bylaws on the date hereof, which provisions shall not be amended, repealed or otherwise modified for a period of six years from the Effective Time in any manner that would affect adversely the rights thereunder of individuals who, at or prior to the Effective Time, were directors or officers of a Company Entity or Company Subsidiary.

(b) For a period of six years after the Effective Time, the Parent Entities shall, and shall cause the Surviving Company to, to the fullest extent permitted under applicable Law, indemnify and hold harmless each Indemnified Party against all costs and expenses (including attorneys’ fees), judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any Action (whether arising before or after the Effective Time), whether civil, criminal, administrative or investigative, arising out of or relating to any action or omission in their capacity as an officer or director of a Company Entity or Company Subsidiary, whether occurring on or before the Effective Time; provided, that in the event that any claim for indemnification is asserted or made within such six-year period, all rights to indemnification in respect of such claim shall continue until the disposition of such claim. To the fullest extent permitted by Law, the Parent Entities shall, and shall cause the Surviving Company to, pay all expenses of each Indemnified Party in advance of the final disposition of any such Action, subject to receipt of an undertaking to repay such advances if it is ultimately determined in accordance with applicable Law that such Indemnified Party is not entitled to indemnification. In the event of any such Action, the Parent Entities acknowledge, and shall cause the Surviving Company to acknowledge, that to the extent consistent with the provisions in the Indemnified Parties’ indemnification agreements with the Company Entities or Company Subsidiaries as of the date hereof that prevent the Company Entities or Company Subsidiaries from assuming the defense of the Indemnified Parties where there may exist a conflict of interest between the relevant Indemnified Party and any other party or parties being jointly represented, the Indemnified Parties shall be entitled to continue to retain the respective outside counsel representing such Indemnified Parties as of the date hereof, and neither the Parent Entities nor the Surviving Company shall settle, compromise or consent to the entry of any judgment in any pending or threatened Action to which an Indemnified Party is a party (and in respect of which indemnification could be sought by such Indemnified Party hereunder), unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party from all liability arising out of such Action or such Indemnified Party otherwise consents thereto in writing. The rights of each Indemnified Party under this Section 7.04(b) shall be in addition to any rights such Person may have under the certificate of incorporation or bylaws (or similar organizational documents) of the Company Entities, the Company Subsidiaries or the Surviving Entities, or under any Law or under any agreement of any Indemnified Party with any Company Entity or Company Subsidiary.

(c) Prior to the Effective Time, the Company Entities shall obtain “tail” insurance policies with respect to directors’ and officers’ liability insurance for claims arising from facts or events that occurred on or prior to the Effective Time on terms with respect to coverage, deductibles and amounts no less favorable than those of such policy in effect on the date hereof for the six year period following the Effective Time; provided, that if the Parent Entities can procure a “tail” policy on superior terms (from the perspective of the covered persons) or on equivalent terms, but at a lower price, as compared to any such policy that may be procured by the Company Entities, then the Parent Entities may obtain such policy (in consultation with the Company Entities) effective as of the Effective Time, in which case the Company Entities shall not obtain any such policy. The Surviving Company shall (and the Parent Entities shall cause the Surviving Company to) maintain such “tail” policy in full force and effect for a period of no less than six years after the Effective Time and continue to honor its obligations thereunder.

(d) In the event the Parent Entities or the Surviving Company or any of their respective successors or assigns (i) consolidates or amalgamates with or merges into any other Person and shall not be the continuing or surviving company or entity of such consolidation, amalgamation or merger or (ii) transfers all or substantially all of its assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of the Parent Entities or the Surviving Company, as the case may be, shall succeed to the obligations set forth in this Section 7.04.

(e) The provisions of this Section 7.04 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, and his or her heirs and legal representatives, each of whom shall be a third party beneficiary under this Section 7.04.

(f) The Parent Entities shall cause the Surviving Entities to perform all of the obligations of the Surviving Entities under this Section 7.04. The rights of the Indemnified Parties pursuant to this Section 7.04 will be in addition to, and not in substitution for, any other rights that such Persons may have pursuant to (i) the Company Charter and the Company Bylaws; (ii) the Manager Operating Agreement, the OpCo Operating Agreement or the organizational documents of the Company Subsidiaries; (iii) any and all indemnification agreements entered into with a Company Entity or any of the Company Subsidiaries; or (iv) applicable Law (whether at Law or in equity).

7.05 Further Action.

(a) Upon the terms and subject to the conditions set forth in this Agreement, the Parent Entities, the Merger Subs and the Company Entities agree to use reasonable best efforts to take, or cause to be taken (including by causing their respective Subsidiaries to take), all reasonable actions necessary, proper or advisable to consummate, as promptly as reasonably practicable, the Transactions, including using reasonable best efforts to (i) obtain all authorizations, consents, Orders, approvals, licenses, permits, expirations or terminations of waiting periods, and waivers of, and giving all notices, reports and other filings to, all Governmental Authorities that may be or become necessary for their execution and delivery of, and the performance of their obligations pursuant to, this Agreement and the consummation of the Transactions, including clearance under the HSR Act, the Antitrust Law and Foreign Investment Law Approvals; provided, however, that the Company Entities shall not be required to pay any filing fees to any such Governmental Authority in order to obtain any such authorization, consent, Order, approval, license, permit and waiver unless reimbursed pursuant to the penultimate sentence of this Section 7.05(a) and (ii) provide such other information to any Governmental Authority as such Governmental Authority may lawfully and reasonably request in connection herewith. Each party shall make its respective filing, if necessary, pursuant to the HSR Act as promptly as reasonably practicable, but in any event no later than 10 Business Days, following the date of this Agreement and execute and deliver any additional instruments necessary or advisable to promptly obtain such authorizations, consents, Orders, approvals, licenses, permits and waivers to consummate the Transactions. In addition, each party agrees to make, or cause to be made, as promptly as reasonably practicable, appropriate filings, and notifications or draft submissions, pursuant to any other foreign Antitrust Law or Foreign Investment Law with respect to the Transactions. The parties shall supply as promptly as reasonably practicable thereafter to the appropriate Governmental Authorities any additional information and documentary material that may be requested related to the Transactions. The Parent Entities will pay all filing fees to any Governmental Authority in order to make such filings or obtain any such authorizations, consents, Orders or approvals.

(b) Without limiting the generality of the undertaking of the Parent Entities and the Merger Subs pursuant to Section 7.05(a), and subject to Section 7.05(c), the Parent Entities and the Merger Subs shall, and shall cause each of their respective Subsidiaries to use reasonable best efforts to avoid or eliminate each and every impediment under any Antitrust Law or Foreign Investment Law that may be asserted by any Governmental Authority or any other Person so as to enable the parties hereto to consummate the Transactions as promptly as practicable and in any event prior to the Outside Date, including proposing, negotiating, committing to and effecting, by consent decree, hold separate orders, or otherwise, the sale, divestiture, license or other disposition of the assets, properties or businesses to be acquired by the Parent Entities and the Merger Subs pursuant hereto, and entering into such other arrangements, as are necessary in order to avoid the entry of, and the commencement of litigation seeking the entry of, or to effect the dissolution of, any injunction, temporary restraining order or other Order in any suit or proceeding that would otherwise have the effect of materially delaying or preventing the consummation of the Transactions; provided, that any such sale, divestiture, license or other disposition referred to above is conditioned upon clearance under the HSR Act and the Antitrust Law and Foreign Investment Law Approvals and consummation of the Mergers and the other Transactions required to be consummated at the Closing. In addition, the Parent Entities and the Merger Subs shall defend any Action (including by defending through litigation) in order to avoid entry of, or to have vacated or terminated, any Order (whether temporary, preliminary or permanent) that would prevent or materially impede, interfere with, hinder or delay the consummation of the Mergers or the other Transactions or which would prevent the consummation of the Mergers prior to the Outside Date. Notwithstanding the foregoing, nothing in this Section 7.05 shall require any Company Entity or Company Subsidiary to take or agree to take, or refrain from taking, any action with respect to its assets, properties, businesses or operations (including any action described in this Section 7.05(b)) unless such action is conditioned upon consummation of the Mergers and the other Transactions required to be consummated at the Closing.

(c) Notwithstanding the foregoing or any other provision of this Agreement, nothing in this Section 7.05 or any other provision of this Agreement shall require the Parent Entities or the Merger Subs to cause any of their Affiliates to take or agree to take, or to refrain from taking, any action contemplated by Section 7.05 with respect to the assets, properties, business or operations of any Affiliates of the Parent Entities, including Silver Lake Group, L.L.C. (“SLP”), any investment funds or investment vehicles affiliated with, or managed or advised by, SLP, or any portfolio company (as such term is commonly understood in the private equity industry) or direct or indirect investment of SLP or of any investment fund or investment vehicle, or any interest therein, in each case, other than (x) any of the Company Entities or the Company Subsidiaries or (y) with respect to the assets, properties, business, operations or ownership of any of the Company Entities or the Company Subsidiaries; provided that, notwithstanding the foregoing, (i) nothing in this Section 7.05(c) shall qualify or limit in any respect the obligations of the Parent Entities and the Merger Subs to make any necessary filings with or submissions to, or supply information or documentation to, or engage in communications with, Governmental Authorities as required by this Section 7.05 and (ii) solely for purposes of Article IX, the Parent Entities shall be deemed to be in material breach of its obligations under Section 7.05 in the event that the failure to obtain clearance under the HSR Act or any Antitrust Law and Foreign Investment Law Approval is due to the failure of any Affiliate of the Parent Entities or the Merger Subs or any financing source of the Parent Entities to make any necessary filings with or submissions to, or supply information or documentation to, Governmental Authorities as would be required by such Persons under this Section 7.05 if such Persons had the same obligations as the Parent Entities to do so.

(d) Subject to applicable Laws, each Company Entity and Parent Entity shall use its reasonable best efforts to (i) cooperate in all respects with each other in connection with any filing or submission with a Governmental Authority in connection with the Transactions and in connection with any investigation or other inquiry by or before a Governmental Authority relating thereto and (ii) keep each other reasonably apprised of the content and status of any communications with, and communications from, any Governmental Authority with respect to the Transactions, including promptly notifying the other parties hereto of any communication it or any of its Affiliates receives from any Governmental Authority relating to any review or investigation of the Transactions under the HSR Act, and shall permit the other parties to review in advance (and to consider in good faith any comments made by the other party in relation to) any proposed material communication by such party to any Governmental Authority relating to such matters. None of the parties to this Agreement shall agree to participate in any meeting, telephone call or discussion with any Governmental Authority in respect of any submissions, filings, investigation (including any settlement of the investigation), litigation or other inquiry relating to the matters that are the subject of this Agreement unless it consults with the other parties a reasonable amount of time in advance and, unless prohibited by such Governmental Authority or applicable Law, gives the other parties the opportunity to attend and participate at such meeting, telephone call or discussion. The parties will coordinate and cooperate fully with each other in exchanging such information and providing such assistance as the other party may reasonably request in connection with the foregoing and in seeking early termination of any applicable waiting periods, including under the HSR Act, if available. The parties shall provide each other with copies of all correspondence, filings or communications between them or any of their representatives, on the one hand, and any Governmental Authority or members of its staff, on the other hand, with respect to this Agreement and the Transactions; provided, however, that each party may, as it deems advisable and necessary, reasonably designate any competitively sensitive materials provided to the other party as “Outside Counsel Only Material” and may redact the materials as necessary to (i) remove references concerning the valuation of the Company, (ii) comply with contractual arrangements and (iii) address reasonable attorney-client or other privilege or confidentiality concerns.

(e) None of the Parent Entities, the Merger Subs or any of their respective Affiliates (other than any portfolio company of the Parent Entities, the Merger Subs or their Affiliates) shall take any action or enter into any agreement, transaction or agreement to effect any transaction (including any acquisition, purchase, merger, consolidation or other transaction) that would reasonably be expected to make it materially more difficult, or to materially increase the time required, to: (i) consummate the Mergers and the Closing; (ii) obtain the expiration or termination of the waiting period under the HSR Act, or the authorizations, consents, Orders and approvals required under any other Antitrust Law or Foreign Investment Law applicable to the Transactions; (iii) avoid the entry of, avoid the commencement of litigation seeking the entry of, or effect the dissolution of, any injunction, temporary restraining order or other Order that would materially delay or prevent the consummation of the Transactions; or (iv) obtain the Antitrust and Foreign Investment Law Approvals. For the avoidance of doubt, this Section 7.05(e) shall not apply with respect to any Company Action.

(f) Notwithstanding anything to the contrary in this Section 7.05, this Section 7.05 shall not apply to any Required Gaming Approvals; provided, however, (i) from after the date of this Agreement until the Extended Deemed Gaming Waiver Date, the Parent Entities shall in good faith pursue the actions contemplated by clause (a) or clause (b) of the definition of Deemed Gaming Waiver Date with respect to each Gaming Asset and (ii) from and after the Extended Deemed Gaming Waiver Date, (w) this Section 7.05 shall apply to all Required Gaming Approvals related to the applicable Gaming Assets that are accounted for in clause (b) of the definition of “Deemed Gaming Waiver Date”, (x) all references in this Section 7.05 to “Antitrust Law and Foreign Investment Law Approvals” shall be deemed to also reference such Required Gaming Approvals, (y) all references in this Section 7.05 to “Antitrust Law” or “Foreign Investment Law” shall be deemed to also reference any Law or regulation of any Gaming Authority and (z) all references in this Section 7.05 to “Governmental Authorities” shall be deemed to also reference the applicable Gaming Authorities, in each case for all purposes under this Agreement.

(g) Notwithstanding anything to the contrary in this Agreement, the Company Entities shall be solely responsible for and shall use their, and shall cause the Company Subsidiaries to use their, reasonable best efforts to take or cause to be taken all actions necessary and proper or advisable on its part under this Agreement and applicable Law to obtain as promptly as reasonably practicable all the Third-Party Consents and in connection therewith; provided, however, nothing in this Agreement, including this Section 7.05(g), shall be deemed to require any Company Entity to offer, make or agree to make any payment, consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments) or concede anything whatsoever for the purposes of obtaining any such Third-Party Consents. The Parent Entities acknowledge and agree that obtaining any such Third-Party Consent shall not be a condition to the to the Mergers.

7.06 Obligations of the Parent Entities with respect to the Merger Subs and the Surviving Entities. The Parent Entities hereby guarantee the due, prompt and faithful payment, performance and discharge by the Merger

Subs of, and the compliance by Merger Subs with, all of the covenants, agreements, obligations and undertakings of the Merger Subs under this Agreement in accordance with the terms of this Agreement, and covenants and agrees to take all actions necessary or advisable to cause Merger Subs to pay, perform and discharge their obligations hereunder. During the period from the date of this Agreement to the Effective Time, the Parent Entities and the Merger Subs shall not engage in any activity of any nature except any activity related to the Transactions or activities reasonably ancillary thereto. After the Effective Time, the Parent Entities hereby guaranty the due, prompt and faithful payment, performance and discharge by the Surviving Entities under this Agreement in accordance with the terms of this Agreement, and covenants and agrees to take all actions necessary or advisable to cause the Surviving Entities to pay, perform and discharge their respective obligations hereunder.

7.07 Public Announcements. The initial press release relating to this Agreement shall be a joint press release, the text of which has been agreed to by each of the Parent Entities and the Company. Thereafter, except with respect to any release of public statement (x) expressly permitted by and in accordance with Section 7.03, (y) relating to a termination pursuant to Section 9.01 or Section 9.03 or (z) in connection with any dispute between the parties, each of the Parent Entities and the Company shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or any of the Transactions, except to the extent public disclosure is required by applicable Law or the rules or regulations of the NYSE or any United States national securities exchange on which the Shares are then traded, in which case the issuing party shall use its reasonable best efforts to consult with the other party before issuing any press release or making any such public statements. Notwithstanding the foregoing or the terms of the Confidentiality Agreement, each party hereto may, without such consultation, make any public statement in response to questions from the press, analysts, investors or those attending industry conferences, make internal announcements to employees and make disclosures in documents (including exhibits and all other information incorporated therein) required to be filed or furnished by the Company with the SEC, so long as such statements are consistent with previous press releases, public disclosures or public statements made jointly by the parties hereto (or individually in accordance with this Section 7.07). Notwithstanding the foregoing, the Parent Entities, the Merger Subs, the Guarantors and their respective Affiliates may, without such consultation or consent, make disclosures and communications (a) to existing or prospective general and limited partners, equity holders, members, managers and investors of such Person or any Affiliates of such Person, in each case who are subject to customary confidentiality restrictions, and (b) on such Person’s website in the ordinary course of business so long as such statements are consistent with previous press releases, public disclosures or public statements made jointly by the parties hereto (or individually) in accordance with this Section 7.07.

7.08 Transfer Taxes. The parties shall reasonably cooperate in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any sales, transfer, stamp, stock transfer, value added, use, real property transfer and any similar Taxes and any transfer, recording, registration or other similar fees or charges which become payable in connection with the Transactions (collectively, “Transfer Taxes”). Notwithstanding anything to the contrary herein, each of the Parent Entities and the Surviving Entities agrees to assume liability for and pay any Transfer Taxes that may be imposed upon, payable or incurred in connection with this Agreement and the Transactions (other than any Transfer Taxes required to be borne by a Person other than the registered holder of a Book-Entry Securities or a Certificate pursuant to Section 3.04(b)).

7.09 Stock Exchange De-Listing. The Parent Entities shall use reasonable best efforts to cause the Company’s securities to be de-listed from the NYSE and de-registered under the Exchange Act as soon as practicable following the Effective Time and, prior to the Effective Time, the Company shall reasonably cooperate with the Parent Entities to accomplish the foregoing and shall use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Law and rules and policies of the NYSE to enable the delisting by the Company of the Company Class A Common Stock from the NYSE and the deregistration of the Company Class A Common Stock under the Exchange Act promptly after the Effective Time.

7.10 Stockholder Litigation. Prior to the Effective Time, the Company shall notify the Parent Entities promptly of the commencement of any stockholder litigation brought or threatened in writing against the Company, any of its Subsidiaries or any of their respective directors or officers relating to the Transactions (“Transaction Litigation”) and shall promptly advise the Parent Entities of any material developments with respect to and keep the Parent Entities reasonably informed with respect to the status thereof. The Parent Entities and the Company (at the direction of the Executive Committee) shall jointly be entitled to direct and control the overall defense, negotiation and settlement of any such Transaction Litigation; provided that, the Company’s Representatives named as defendants in Transaction Litigation (including any member of a committee of the Company, such as the Special Committee) shall have the right to manage their own defense of any Transaction Litigation in cooperation with the Parent Entities and the Company. The Company shall not, and shall cause its Representatives (including any member of a committee of the Company, such as the Special Committee) not to, settle any Transaction Litigation without the Parent Entities’ prior written consent (not to be unreasonably withheld, conditioned or delayed).

7.11 Takeover Laws; Section 16 Matters. If any “fair price,” “moratorium,” “control share acquisition,” “interested shareholder” or other anti-takeover Law is, becomes, may become or is deemed to be applicable to this Agreement, the Transactions or the Voting Agreement, then the Executive Committee and the Special Committee shall grant such approvals and take such reasonable actions as are necessary so that the Transactions may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to render such Law or Laws inapplicable to the foregoing. Prior to the Effective Time, the Company, including the 16b-3 committee of the Board of Directors of the Company, shall take such further actions, if any, as may be reasonably necessary or appropriate to ensure that all transactions in equity securities of the Company (including any derivative securities) pursuant to the Company Merger and the other transactions contemplated by this Agreement by any officer or director of the Company who is subject to Section 16 of the Exchange Act (or any other persons who may be deemed subject to Section 16 of the Exchange Act as a “director by deputization”) are exempt under Rule 16b-3 promulgated under the Exchange Act.

7.12 Financing Cooperation.

(a) Prior to the Closing, the Company Entities shall, and shall use their respective reasonable best efforts to cause their respective Representatives to, provide such reasonable cooperation as requested by the Parent Entities in connection with the obtaining and arranging of the Debt Financing and the Preferred Equity Financing. Without limiting the generality of the foregoing, such reasonable best efforts in any event shall include:

(i) taking such actions as are reasonably requested by the Parent Entities to facilitate the satisfaction on a timely basis of all conditions precedent to obtaining the Debt Financing and the Preferred Equity Financing that are within its control, including authorizing the Definitive Financing Agreements and permitting the proceeds thereof to be made available to the Company Entities, the Company Subsidiaries and certain of their respective equityholders at the Closing, as applicable, pursuant to the Restructuring Steps, as applicable; provided that no such corporate action shall become effective until the Effective Time;

(ii) participating in a reasonable number of meetings (including meetings with prospective Debt Financing Sources), presentations, road shows, due diligence sessions and sessions with rating agencies, at reasonable and mutually agreed times and with reasonable advance notice;

(iii) to the extent required to satisfy a condition precedent to the initial funding of the Debt Financing, facilitating the pledging of, and perfection of security interests in, collateral, effective no earlier than the Effective Time;

(iv) furnishing the Parent Entities and the Debt Financing Sources and the Preferred Equity Financing Sources as promptly as reasonably practicable following the delivery of a request therefor to the Company Entities by the Parent Entities (which notice shall state with specificity the information requested) such financial and other information regarding the Company Entities and the Company Subsidiaries as is

customarily required in connection with the execution of financings of a type similar to the Debt Financing or the Preferred Equity Financing, including the Company Financial Information;

(v) in each case following the Parent Entities’ reasonable request, assisting the Parent Entities and the Merger Subs in the preparation of (A) confidential information memoranda (including a version that does not include material non-public information) and other customary marketing materials required in connection with financings similar to the Debt Financing (it being understood and agreed that the Company Entities shall not be responsible for any projections or pro forma financial statements) and (B) materials for rating agency presentations;

(vi) providing (A) customary authorization and representation letters to the Debt Financing Sources with respect to marketing materials from a senior officer of the Company Entities (which authorization and representation letters will become effective before the Effective Time) and (B) a certificate of the chief financial officer of the Company in the form set forth on Annex I to Exhibit D of the Debt Commitment Letter (as in effect on the date hereof) or Annex II of the Preferred Equity Commitment Letter (as in effect as of the date hereof) with respect to solvency matters, in each case, to the extent required in the Debt Commitment Letter or Preferred Equity Commitment Letter, respectively;

(vii) if requested by the Parent Entities pursuant to the Debt Commitment Letter or the Preferred Equity Commitment Letter, providing (A) at least three Business Days prior to the Closing Date, all documentation and other information regarding the Company Entities and the Company Subsidiaries as the Debt Financing Sources or Preferred Equity Financing Sources reasonably determine is required by United States regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act, to the extent requested by the Parent Entities in writing at least nine Business Days prior to the anticipated Closing Date and (B) to the extent the Borrower (as defined in the Debt Commitment Letter) or the Company qualifies as a “legal entity customer” under the Beneficial Ownership Regulation (as defined in the Debt Commitment Letter on the date hereof), certification regarding beneficial ownership as required by 31 C.F.R. §1010.230 to any Debt Financing Source or the Preferred Equity Financing Source that has requested such certification;

(viii) assisting reasonably in the preparation, execution and delivery of necessary and customary Definitive Financing Agreements (including one or more credit agreements, security agreements, mortgages or guarantees and the schedules and exhibits thereto) in connection with the Debt Financing or the Preferred Equity Financing or other certificates or documents as may reasonably be requested by the Parent Entities, in each case, to be held in escrow pending release by the Company at, and subject to the occurrence of, the Effective Time;

(ix) to the extent required in the Debt Commitment Letter, using reasonable best efforts to ensure that the syndication efforts with respect to the Debt Financing benefit materially from the existing lending and investment banking relationships of the Company Entities; and

(x) in connection with the Margin Loan Financing, cooperating in requesting from TKO and TKO OpCo an issuer agreement (an “Issuer Agreement”) with the applicable lenders on customary terms to be mutually agreed by TKO, TKO OpCo and such lenders in order to allow a Margin Loan Financing on commercially reasonable terms, it being understood and agreed that (x) such cooperation shall not (A) unreasonably interfere with the ongoing operations of the Company Entities or any of their respective Affiliates or (B) require TKO to make any “additional” filings with the SEC or take any other action that would result in such a filing being required, except, after consultation between the Parent Entities and the Company Entities, the furnishing on Current Reports on Form 8-K by TKO of information included in the documents with respect to such Debt Financing to the extent required in order to satisfy TKO’s legal or regulatory disclosure obligations, and (y) the provisions set forth in this Section 7.12(a) collectively represent the sole obligation of the Company Entities and their respective Affiliates with respect to the Debt Financing or the Preferred Equity Financing and no other provision of this Agreement (including the exhibits and schedules hereto) or the Debt Commitment Letter or the Preferred Equity Commitment Letter will be deemed to expand such obligations. All non-public or otherwise confidential information regarding the Company Entities or their respective Affiliates obtained by the Parent Entities or the Merger Subs or their respective Representatives pursuant to this Section 7.12 shall be kept confidential in accordance with the Confidentiality Agreement, including any joinder or other agreement entered into in connection therewith (which, with respect to the potential Debt Financing Sources who are not party to the Debt Commitment Letter but are participating in the syndication process, shall be satisfied by the confidentiality provisions applicable under customary confidentiality undertakings in the context of customary syndication practices for debt financings of the type contemplated by the Debt Commitment Letter (as in effect on the date hereof)). The Company Entities hereby consent to the use of their respective and the Company Subsidiaries’ logos in connection with the Debt Financing or the Preferred Equity Financing; provided, that such logos are used solely in a manner that is reasonable and customary and that is not reasonably likely to harm or disparage the Company Entities or the Company Subsidiaries in any respect.

(b) Notwithstanding anything herein to the contrary, (i) other than as may be contemplated by an Issuer Agreement, no directors or managers of the Company Entities or their respective Affiliates (other than any director or manager who is continuing as a director or manager of any of the Company Entities or the Company Subsidiaries following the consummation of the Transactions) shall be required to pass resolutions or consents to approve or authorize the execution or delivery of the Debt Financing or the Preferred Equity Financing or to execute, deliver or enter into, or perform any agreement, certificate, arrangement, document or instrument with respect to the Debt Financing (other than the documents to be delivered pursuant to Sections 7.12(a)(vi) and 7.14, including definitive agreements with respect to the Debt Financing (the “Definitive Financing Agreements”)) or the Preferred Equity Financing, (ii) no obligation of the Company Entities, their respective Affiliates or any of their respective Representatives undertaken pursuant to the foregoing shall be effective until Closing (other than the authorization and representation letters to be delivered pursuant to Section 7.12(a)(vi)(A) and the prepayment and termination notices to be delivered pursuant to Section 7.14) and (iii) none of the Company Entities, their respective Affiliates or any of their respective Representatives shall be required to (A) pay any commitment or other similar fee in connection with the Debt Financing or the Preferred Equity Financing or incur any other cost or expense that is not promptly reimbursed by the Parent Entities in connection with the Debt Financing or the Preferred Equity Financing, (B) take any actions to the extent such actions would unreasonably interfere with the ongoing business or operations of the Company Entities and their respective Affiliates, (C) take any actions that would conflict with or violate the Company Entities’ or their respective Affiliates’ organizational documents or any Laws, or that would reasonably be expected to result in a violation or breach of, or default under, any material Contract to which any of them are a party or by which any of their assets are bound, (D) give to any other Person any indemnities in connection with the Financing that are effective prior to the Closing or (E) take any actions that would cause any representation or warranty in this Agreement to be breached or that would cause any closing condition set forth in Article VIII to fail to be satisfied or that would otherwise cause a breach of this Agreement. Nothing contained in this Section 7.12 or otherwise shall require the Company Entities or their respective Affiliates to be an issuer or other obligor with respect to the Debt Financing or the Preferred Equity Financing prior to the Effective Time.

(c) The Parent Entities and the Merger Subs acknowledge and agree that the only obligations of the Company or any of its Affiliates or Representatives with respect to any portion of the Financing prior to the Effective Time are the obligations expressly set forth in this Agreement. The Parent Entities shall, promptly upon request by the Company, reimburse OpCo and the Company Subsidiaries for all out-of-pocket costs and expenses incurred by the Company Entities and the Company Subsidiaries, their respective Affiliates or their respective Representatives in connection with such cooperation by the Company Entities or any of their respective Affiliates and shall indemnify and hold harmless the Company Entities, their respective Affiliates and their respective Representatives for and against any and all liabilities, losses, obligations, damages, costs and expenses of any kind (whether direct or indirect, known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, due or to become due and whether in contract, tort, strict liability or otherwise) suffered or incurred by them in connection with the arrangement of any Financing, any alternative financing, any action taken by them pursuant to this Section 7.12 and any information utilized in connection therewith (other than written information provided by the Company Entities to the Parent Entities or the Merger Subs for use in connection with the Debt Financing or the Preferred Equity Financing), except to the extent resulting from the gross negligence, fraud or willful misconduct of the Company Entities or the Company Subsidiaries or their respective Representatives.

(d) Each of the Parent Entities and the Merger Subs acknowledge and agree that it is not a condition to the Closing or to any of the other obligations under this Agreement that the Parent Entities and Merger Subs obtain the Equity Financing, any Financing or any other financing.

(e) Notwithstanding anything to the contrary in this Section 7.12 or any other provision of this Agreement, the condition set forth in Section 8.02(b), as it applies to the obligations of the Company Entities under this Section 7.12, will be deemed to be satisfied except in the case where (i) any Company Entity materially breaches its obligations under this Section 7.12, (ii) the Parent Entities have provided the Company prompt written notice informing the Company of such breach, (iii) if curable, the Company Entities have not cured such breach by the earlier of (A) 60 days after the date of such written notice is given by the Parent Entitles to the Company and (B) the Outside Date and (iv) such breach has contributed in any material respect to the failure of the Debt Financing or the Preferred Equity Financing to be obtained.

7.13 Financing.

(a) The Parent Entities and the Merger Subs shall, and shall cause each of their respective Affiliates to, use its reasonable best efforts to obtain and consummate the Equity Financing at or prior to the Effective Time on the terms described in, and subject only to the conditions expressly set forth in, the Equity Commitment Letter delivered to the Company Entities on or prior to the date hereof, including using its reasonable best efforts to maintain in full force and effect the Equity Commitment Letter. Without limiting the generality of the foregoing, in the event that all conditions contained in the Equity Commitment Letter have been satisfied (or upon funding will be satisfied), the Parent Entities and the Merger Subs shall, and shall cause the Equity Investors to, fund at, prior to or concurrently with the Effective Time, the Equity Financing required to consummate the Transactions and to pay a portion of the Required Amount at, prior to or concurrently with the Effective Time. The Parent Entities and the Merger Subs shall use their reasonable best efforts to comply with their respective obligations, and enforce their rights, under the Equity Commitment Letter in a timely and diligent manner. The Parent Entities and the Merger Subs shall not, without the prior written consent of the Company Entities, (A) permit any amendment, assignment, supplement or other modification to, or any waiver of any provision or remedy under, restate, substitute or replace, the Equity Commitment Letter if such amendment, assignment, supplement, modification, waiver, restatement, substitution or replacement would reasonably be expected to (1) (x) adversely impact the ability of any Parent Entity or Merger Sub to enforce their respective rights against any other parties to the Equity Commitment Letter in any respect as so amended, assigned, replaced, restated, substituted, supplemented or otherwise modified, relative to the ability of the Merger Subs to enforce their rights against any of such other parties to the Equity Commitment Letter as in effect on the date hereof, (y) add new (or expand, amend, or otherwise modify any existing) conditions to the receipt of any Equity Financing or otherwise adversely affect (including with respect to timing) the ability or likelihood of the Parent Entities or the Merger Subs to timely consummate the Mergers at the Closing or any of the Transactions or (z) make the timely funding of any Equity Financing or satisfaction of the conditions to obtaining the Equity Financing less likely to occur, (2) reduce the amount of the Equity Financing or (3) prevent, impede, impair or delay the consummation of the Mergers and the Transactions or obtaining an amount of the Equity Financing that, together with the Debt Financing and, following the consummation of any Company Sale undertaken at the request of the Parent Entities and in accordance with Section 7.16, any Available Company Sale Net Cash Proceeds, would at least equal the Required Amount, (B) terminate any Equity Commitment Letter, (C) take or fail to take any action or enter into any transaction that would reasonably be expected to impede, impair, delay or prevent the timely consummation of the Equity Financing contemplated by the Equity Commitment Letter or (D) adversely affect the ability of the Parent Entities and the Merger Subs to enforce their rights against the other parties to any of the Equity Commitment Letter.

(b) The Parent Entities and the Merger Subs shall, and shall cause each of their Affiliates to, use their reasonable best efforts to arrange the Debt Financing and obtain the financing contemplated thereby on the terms and conditions on or prior to the Effective Time (including, to the extent required, the full exercise of any flex provisions) set forth in the Debt Commitment Letter, including using their reasonable best efforts to (i) maintain in full force and effect the Debt Commitment Letter in accordance with the terms and subject to the conditions thereof, (ii) comply with their obligations under the Debt Commitment Letter, (iii) negotiate, execute and deliver the Definitive Financing Agreements contemplated by the Debt Commitment Letter on the terms and conditions (including the flex provisions) that are no less favorable to the Parent Entities and the Merger Subs than the terms contemplated by the Debt Commitment Letter; provided, that such other terms do not include or result in a Prohibited Modification, (iv) satisfy on a timely basis (or obtain a waiver of) all conditions to funding that are applicable to the Parent Entities and Merger Subs in the Debt Commitment Letter and the Definitive Financing Agreements, (v) enforce their rights pursuant to the Debt Commitment Letter in a timely and diligent manner and (vi) consummate the Debt Financing at or prior to the Closing on the terms and conditions contemplated by the Debt Commitment Letter, including by causing the Debt Financing Sources to fund the Debt Financing at the Closing. The Parent Entities shall provide to the Company, upon reasonable request, copies of all agreements and other documents relating to the Debt Financing and shall keep the Company reasonably informed on a reasonably current basis and in reasonable detail of material developments in respect of the Debt Financing. The Parent Entities shall give the Company prompt notice of any Financing Failure Event of which the Parent Entities or their Affiliates becomes aware and, as soon as reasonably practicable, the Parent Entities shall provide any information reasonably requested by the Company relating to any Financing Failure Event; provided, that providing such information will not violate any applicable privilege or confidentiality obligation. The Parent Entities and the Merger Subs will fully pay, or cause to be fully paid, all commitment or other fees arising pursuant to the Debt Commitment Letter as and when they become due.

(c) The Parent Entities shall not, without the prior written consent of the Company, (i) terminate or permit the termination, withdrawal, repudiation or rescission of, or release any of the obligations of any Debt Financing Source under the Debt Commitment Letter or the Definitive Financing Agreements (other than, for the avoidance of doubt, pursuant to any reduction in the amount of the Debt Financing pursuant to Section 10 of the Debt Commitment Letter), unless such Debt Commitment Letter or Definitive Financing Agreement is replaced at such time with a new commitment letter or definitive agreement that, were it structured as an amendment to such Debt Commitment Letter or Definitive Financing Agreement, would satisfy the following clause (ii), or (ii) permit any amendment, assignment, supplement or other modification to, or any waiver of any provision or remedy under, or restate, substitute or replace, the Debt Commitment Letter or the Definitive Financing Agreements if such amendment, assignment, supplement modification, waiver, restatement, substitution or replacement (w) would reasonably be expected to adversely impacts in any material respect the ability of the Parent Entities or Merger Subs to enforce their respective rights against the Debt Financing Sources party to such Debt Commitment Letter or Definitive Financing Agreement as so amended, assigned, replaced, restated, substituted, supplemented or otherwise modified, relative to the ability of the Parent Entities or Merger Subs to enforce their rights against any of such other parties to the Debt Commitment Letters as in effect on the date hereof, (x) would be reasonably expected to (1) add any new condition to the Debt Financing (or amend or modify any existing condition in any manner adverse to the Parent Entities) or otherwise be reasonably expected to delay or adversely affect the ability of the Parent Entities or the Merger Subs to consummate the Mergers at the Closing or any of the Transactions contemplated by this Agreement, or (2) reasonably be expected to delay or prevent or make less likely the timely funding of the Debt Financing or satisfaction of the conditions to obtaining the Debt Financing, (y) reduces (or would reasonably be expected to have the effect of reducing) the aggregate amount of the Debt Financing provided for under such Debt Commitment Letter or Definitive Financing Agreement (including by changing the amount of fees to be paid in respect of the Debt Financing or original issue discount in respect of the Debt Financing) to an amount, when taken together with the available portion of the Debt Financing and the Equity Financing together with, following the consummation of any Company Sale undertaken at the request of the Parent Entities and in accordance with Section 7.16, any Available Company Sale Net Cash Proceeds, less than the Required Amount, or (z) would reasonably be expected to prevent, impede or delay the consummation of the Mergers and the other Transactions contemplated by this Agreement (the effects described in clauses (w) through (z), collectively, the “Prohibited Modifications”); provided, that, subject to Section 7.05(e), the Parent Entities may amend the Debt Commitment Letter to add Debt Financing Sources, lead arrangers, bookrunners, syndication agents or similar entities who have not executed the Debt Commitment Letter as of the date hereof. In the event any such amendment, modification, waiver or replacement of the Debt Financing in accordance with this Section 7.13(c) is effected, any reference in this Agreement to the term (A) the “Debt Commitment Letter” will be deemed to mean the Debt Commitment Letter as so amended, supplemented, modified, waived or replaced, (B) the “Definitive Financing Agreements” will be deemed to mean the Definitive Financing Agreements as so amended, supplemented, modified, waived or replaced, (C) the “Debt Financing” will be deemed to mean the debt financing contemplated by the Debt Commitment Letter or the Definitive Financing Agreements, as applicable, each as modified pursuant to the foregoing, and (D) the “Debt Financing Sources” will be deemed to include the Persons signatory to the Debt Commitment Letter or the Definitive Financing Agreements, as applicable, each as modified pursuant to the foregoing.

(d) In the event that any portion of the Debt Financing becomes unavailable for any reason, including on the terms and conditions (including the flex provisions) set forth in the Debt Commitment Letter (such unavailability of Debt Financing, a “Financing Failure Event”), the Parent Entities shall use their reasonable best efforts to, as promptly as practicable following the occurrence of such event, (i) obtain alternative financing from alternative sources in an amount, when taken together with the available portion of the Debt Financing, the Equity Financing and, following the consummation of any Company Sale undertaken at the request of the Parent Entities and in accordance with Section 7.16, any Available Company Sale Net Cash Proceeds, sufficient to pay the Required Amount at Closing, and (ii) obtain one or more new debt financing commitment letters with respect to such alternative debt financing, which new debt financing commitment letters will replace the existing Debt Commitment Letter in whole or in part, provided in no event shall their reasonable best efforts be deemed or construed to require them to, obtain alternative financing that includes terms and conditions, taken as a whole, that are less favorable in any material respect to the Parent Entities and the Merger Subs than the terms and conditions, taken as a whole, set forth in the Debt Commitment Letter, and in each case, as of the date hereof (taking into account any flex provisions applicable thereto contained in the related fee letters) or would require them to pay any fees or agree to pay any interest rate amounts or original issue discounts, in either case, in excess of those contemplated by the Debt Commitment Letter as in effect on the date hereof (taking into account any flex provisions applicable thereto), or which would add any new condition to the consummation of such alternative debt financing, or otherwise be reasonably expected to make the timely funding of such alternative financing in full less likely to occur, than the conditions set forth in the Debt Commitment Letter as of the date hereof; provided, further, for the avoidance of doubt, that in no event shall a reduction in the amount of Debt Financing pursuant to Section 10 of the Debt Commitment Letter be deemed to be a Financing Failure Event. The Parent Entities shall promptly provide the Company Entities with a copy of any such new debt financing commitment letter (and a redacted fee letter in connection therewith (of which only the fee amounts, price caps and economic “flex” terms have been redacted; provided, that such redacted terms do not affect the conditionality of or the amount of Debt Financing to be funded at the Closing)). In the event that any new debt financing commitment letters are obtained in accordance with this Section 7.13(d), any reference in this Agreement to (A) the “Debt Commitment Letter” will be deemed to mean the Debt Commitment Letter to the extent not superseded by one or more new debt financing commitment letters at the time in question and any new debt financing commitment letters to the extent then in effect, (B) the “Financing” or the “Debt Financing” will be deemed to mean the debt financing contemplated by the Debt Commitment Letter as modified pursuant to the foregoing and (C) the “Debt Financing Sources” will be deemed to include the Persons signatory to the new debt financing commitment letters.

7.14 Payoff Letters. Prior to the Closing, (a) the Company Entities shall (x) deliver (or cause to be delivered) notices of prepayment or termination of Closing Indebtedness (which notices may be conditioned upon the consummation of the Closing and other transactions contemplated hereby (including the Debt Financing)) within the time periods required by such Closing Indebtedness and (y) with respect to the Closing Indebtedness, use reasonable best efforts to obtain from the agent for the lenders or other counterparties with respect to such Closing Indebtedness a “payoff letter” or similar document in customary form (collectively, the “Payoff Letters”) specifying the aggregate amount of the Company Entities’ and the respective Company

Subsidiaries’ obligations to be paid to such agent on the Closing Date and providing for release of all Liens and guarantees thereunder and termination of all instruments governing such Closing Indebtedness, subject only to, and upon payment of such, payoff amount specified therein, in each case, effective substantially simultaneously with the Closing and (b) the parties shall cooperate and use reasonable best efforts to cause the cash collateralization, termination, provision of backstop letters of credit, replacement or other substitution of any letters of credit, in each case, to the extent requested by the issuers thereof.

7.15 Pre-Closing Restructuring. In the event that Debt Financing will be funded at the Closing, the Company Entities shall, and shall cause the Company Subsidiaries to, complete the transactions in accordance with the step plan set forth on Section 7.15 of the Company Disclosure Letter (the “Restructuring Steps”). Any amounts that are distributed in respect of an OpCo Membership Interest in respect of the distributions contemplated by Step 11 of the Restructuring Steps shall be the “OpCo Membership Interest Distribution Amount” with respect to such OpCo Membership Interest. The Company Entities shall provide the Parent Entities with a reasonable opportunity to review any certificates, filings, contracts, agreements or other documentation, and any amendments or supplements thereto, to be made or entered into in order to effect the Restructuring Steps (the “Restructuring Documents”) and shall consider any comments that the Parent Entities have in good faith. Notwithstanding anything to the contrary in this Section 7.15 or any other provision of this Agreement, to the extent that, following the date hereof, any of the transactions contemplated by the Restructuring Steps would violate any applicable Law or become legally impermissible, then the Parent Entities and the Company Entities shall discuss and negotiate in good faith one or more amendments to the Restructuring Steps as may be required to avoid such consequences (it being agreed that if the parties cannot mutually agree to an amendment in advance of the Closing, then the Company Entities will be under no obligation to effect such transaction or transactions prior to the Closing). For the avoidance of doubt, the Company Entities or the Company Subsidiaries shall be deemed to be in compliance with this Section 7.15 in all respects, including for purposes Section 8.02(b), in the event that the proceeds of the Debt Financing are not available or have not been funded at the Closing other than as a result of the Company Entities failing to comply with its obligations under this Section 7.15.

7.16 Asset Sales. At the Parent Entities’ request, the Company Entities agree to, and to cause the Company Subsidiaries and their and the Company Subsidiaries’ respective Representatives to, use their reasonable best efforts to facilitate, negotiate and consummate the sale, transfer, divestiture or other disposition (each, a “Company Sale”) of such Subsidiaries, business organizations, divisions, business units or assets of the Company Entities or the Company Subsidiaries (whether by a sale of equity interests or assets, merger or otherwise), in each case as identified by the Parent Entities from time to time (but excluding (i) TKO and any of its Subsidiaries and (ii) the agency representation business of William Morris Endeavor Entertainment, LLC and its Subsidiaries). The Company Entities shall keep any Company Sale Net Proceeds received upon consummation of any such Company Sale in a segregated account and not use any such Company Sale Net Proceeds for any purpose other than making such Company Sale Net Proceeds available at the Closing to the extent requested by the Parent Entities to fund a portion of the Required Amount or to the extent necessary to satisfy any working capital needs for which the Company Entities do not otherwise have cash available (whether pursuant to cash or cash equivalents on hand or available commitments under revolving credit facilities or otherwise) to satisfy (any such amount used to satisfy any working capital needs in accordance with the foregoing, the “Company Sale Net Proceeds Deficit”). The Company Entities shall promptly notify the Parent Entities of the occurrence of any event that results in a Company Sale Net Proceeds Deficit and the amount of such Company Sale Net Proceeds Deficit. Notwithstanding the foregoing, the Company Entities shall not be required to enter into any definitive agreement with respect to a Company Sale unless either (i) the consummation of the Company Sale is conditioned upon consummation of the Mergers and the other Transactions required to be consummated at the Closing or (ii) such definitive agreement is approved by the Executive Committee and concurrently with the entry into such definitive agreement providing for such Company Sale, one or more of the Equity Investors provide the Parent Entities with an equity commitment letter in a form substantially similar to the Equity Commitment Letter providing for a commitment that will be effective upon the consummation of such Company Sale, equal to the amount of the applicable Company Sale Net Proceeds Deficit. If approved by the Executive

Committee, the Company Entities shall use reasonable best efforts, and shall cause the Company Subsidiaries to use reasonable best efforts, to take the actions set forth in Section 7.16 of the Company Disclosure Letter. In the event that any new equity commitment letters are obtained in accordance with this Section 7.16, any reference in this Agreement to (A) the “Equity Commitment Letter” will be deemed to mean the Equity Commitment Letter and any new equity commitment letters to the extent then in effect and (B) the “Financing” or the “Equity Financing” will be deemed to mean the equity financing contemplated by the Equity Commitment Letter as modified pursuant to the foregoing.

7.17 Certain Tax Matters.

(a) FIRPTA Certificate. The Company shall deliver to Holdco Parent at or prior to the Closing a certification of the Company prepared in a manner consistent and in accordance with the requirements of Treasury Regulation Sections 1.897-2(g), (h) and 1.1445-2(c) dated as of the Closing Date and signed by a responsible corporate officer of the Company certifying that no interest in the Company is, or has been during the relevant period specified in Section 897(c)(1)(A)(ii) of the Code, a “United States real property interest” within the meaning of Section 897(c) of the Code, and a form of notice to the IRS prepared in accordance with the provisions of Treasury Regulation Section 1.897-2(h)(2); provided, however, that the sole recourse with respect to any failure to provide the certificate or notice under this Section 7.17 shall be to deduct and withhold (or cause such deduction or withholding to occur) amounts required to be deducted or withheld as a result of such failure from the consideration otherwise payable pursuant to this Agreement to any Person in accordance with Section 3.09.

(b) Purchase Price Allocation. The parties hereto agree that the aggregate amount of the OpCo Profits Units Merger Consideration, the OpCo Merger Consideration and any other amounts properly taken into account as additional consideration for applicable Tax purposes shall be allocated for U.S. federal and other applicable income Tax purposes among the assets of OpCo and its applicable Company Subsidiaries in accordance with applicable Tax Law and the methodology set forth on Section 7.17 of the Company Disclosure Letter (the “Allocation Methodology”). Within ninety (90) days after the Closing Date, the Parent Entities shall deliver to the Securityholder Representative a draft allocation, which shall be prepared in accordance with the Allocation Methodology (the “Allocation”), for the Securityholder Representative’s review and approval. If the Securityholder Representative and the Parent Entities are not able to reach agreement regarding the Allocation, any disputes may be referred to an accounting or valuation firm of national standing reasonably acceptable to Securityholder Representative and the Parent Entities for prompt resolution (which resolution shall be consistent with the Allocation Methodology). The parties shall (and shall cause their Affiliates to) file income Tax Returns reporting the Transactions in a manner consistent with the Allocation, as finalized pursuant to this Section 7.17.

(c) Tax Returns and Contests. The Parent Entities shall prepare and timely file, or cause to be prepared and timely filed, Flow-Through Tax Returns that are required to be filed after the Closing. The Parent Entities shall deliver to the Securityholder Representative any U.S. federal income tax return of OpCo and any other material Flow-Through Tax Return requested by the Securityholder Representative for its review and approval (not to be unreasonably withheld, conditioned or delayed) at least thirty (30) days prior to the due date for filing such Tax Return. With respect to any taxable period that includes but does not end on the Closing Date, the parties agree to allocate items of income, gain, loss, deduction, expense and credit to the portion of such period ending on the Closing Date and the portion of such period beginning after the Closing Date using an interim closing of the books method as of the Closing Date and the calendar day convention under Section 706 of the Code and Treasury Regulations Section 1.706-4. After the Closing, the Securityholder Representative shall be entitled to reasonable participation rights in any Tax audit or other proceeding relating to any Flow-Through Tax Return, and the Parent Entities shall not (and shall cause their Affiliates not to) settle any such Tax proceeding in a manner that would have a material and disproportionate adverse impact on any holder of OpCo Membership Interests or OpCo Profits Units without the prior written consent of the Securityholder Representative (not to be unreasonably withheld, conditioned or delayed). The parties will reasonably cooperate with the Securityholder Representative with respect to tax matters pertaining to the Company Entities and the Company Subsidiaries.

Certain additional agreements of the parties relating to Tax matters are set forth on Section 7.17 of the Company Disclosure Letter.

7.18 Employment Matters.

(a) For a period beginning on the Effective Time and ending on the first anniversary of the Closing Date (or, if shorter, during an employee’s period of employment following the Effective Time or such longer period required by applicable Law) (the “Continuation Period”), the Parent Entities shall provide, or shall cause the Surviving Entities and the Company Subsidiaries to provide, to each employee of the Company, the Surviving Entities, and each of the Company Subsidiaries (each, a “Continuing Employee”) with: (i) the same or greater base salary or wage rate (as applicable) as in effect for such Continuing Employee immediately prior to the Closing; (ii) target annual cash incentive compensation opportunities that are no less favorable than those in effect for such Continuing Employee immediately prior to the Closing; and (iii) other employee benefits (including vacation and sick or other paid leave, but excluding any equity, equity-based, long-term incentive, deferred compensation, change in control, retention or transaction-related benefits related to the transactions contemplated by this Agreement, or, other than as required by applicable Law or Collective Bargaining Agreement, defined benefit pension and post-retirement welfare arrangements) that are no less favorable in the aggregate to such benefits provided to such Continuing Employees and their covered dependents under the Company Plans immediately prior to the Closing.

(b) Continuing Employees shall receive credit for all years of service and level of seniority with the Company and the Company Subsidiaries and their respective predecessors under any employee benefit plan of the Parent Entities, the Surviving Entities, or any of their Subsidiaries for all purposes under any employee benefit plan, program or arrangement established or maintained by the Parent Entities, the Surviving Entities or any of their respective Subsidiaries under which any Continuing Employee may be eligible to participate on or after the Effective Time to the same extent recognized by the Company Entities or any of the Company Subsidiaries under comparable Company Plans immediately prior to the Effective Time. For the avoidance of doubt, each Continuing Employee’s vacation and sick time accruals, as of the Effective Time, shall carry over to the applicable Parent Entity, the Surviving Company or any of their respective Subsidiaries. Notwithstanding the foregoing, nothing in this Section 7.18 shall be construed to require crediting of service that would result in (i) duplication of benefits for the same period of service or (ii) service credit for benefit accruals under a defined benefit pension plan, retiree welfare plan or any grandfathered or frozen benefit plan of the applicable Parent Entity. With respect to the welfare benefit plans, programs and arrangements maintained, sponsored or contributed to by the Parent Entities or the Surviving Entities (each, a “Parent Welfare Benefit Plan”) in which a Continuing Employee is eligible to participate on or after the Effective Time, the applicable Parent Entity and the Surviving Entities shall use commercially reasonable efforts to (A) waive, or cause the insurance carrier to waive, all limitations as to pre-existing and at-work conditions, if any, with respect to participation and coverage requirements applicable to each Continuing Employee and any covered dependent under any Parent Welfare Benefit Plan to the same extent waived under a comparable Company Plan and (B) provide credit to each Continuing Employee and any covered dependent for any co-payments, deductibles and out-of-pocket expenses paid by such Continuing Employee or covered dependent under the Parent Welfare Benefit Plans during the relevant plan year of such Parent Welfare Benefit Plan in which the Effective Time occurs.

(c) The provisions contained in this Section 7.18 are included for the sole benefit of the parties hereto, and nothing in this Section 7.18, whether express or implied, shall create any third party beneficiary or other rights in any other person, including any employee, former employee, any participant in any Company Plan, employee benefit plans, programs and arrangements maintained, sponsored or contributed to by the Parent Entities or the Surviving Entities or other benefit plan or arrangement, or any dependent or beneficiary thereof, or any right to continued employment with the Company Entities, the Company Subsidiaries, the Parent Entities, the Surviving Entities or any of their respective Affiliates. Nothing contained herein, whether express or implied, shall be treated as (i) establishing or amending any Company Plan or any employee benefit plan programs and arrangements maintained, sponsored or contributed to by the Parent Entities or the Surviving Entities or other employee benefit plan or arrangement, (ii) restricting in any way the right of the Company Entities, the Company Subsidiaries, the Parent Entities, the Surviving Entities or any of their respective Affiliates to amend, terminate or otherwise modify any Company Plan, or other employee benefit plan or arrangement in accordance with its terms, (iii) preventing or restricting in any way the right of the Company Entities, the Parent Entities, the Surviving Entities or any of their respective Affiliates to terminate the of service of any employee, officer, director, manager or consultant of the Company and its Subsidiaries at any time; or (iv) obligating the Parent Entities, the Surviving Entities or any of their respective Affiliates to adopt or maintain any particular plan or program or other compensatory or benefits arrangement at any time or prevent the Parent Entities or any of their Affiliates from modifying or terminating any such plan, program or other compensatory or benefits arrangement at any time.

7.19 Dividend Matters.

(a) The Company shall, in each calendar quarter during the period between the date of this Agreement and the Effective Time, declare and pay a dividend in respect of each issued and outstanding Share of Class A Company Common Stock in a per-share amount equal to $0.06 per Share (giving effect to any adjustments contemplated by Section 3.07) (each, a “Quarterly Dividend”). The first Quarterly Dividend shall be declared no later than May 31, 2024, have a record date no later than June 14, 2024, and be payable no later than June 28, 2024. Thereafter, the declaration, record and payment dates for each Quarterly Dividend shall be no later than five Business Days following the one-year anniversary of the corresponding date for the quarterly dividend (including any regular quarterly dividend) for the corresponding quarter of the preceding year.

(b) If, on the date that all conditions to closing set forth in Article VIII shall have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing and the condition set forth in Section 8.03(d)), the Company has not paid at least four Quarterly Dividends pursuant to Section 7.19(a), the Company shall pay, within 3 Business Days (and in any case on or prior to the Closing Date), a dividend (any such dividend, a “Catch-Up Dividend”) in respect of each issued and outstanding Share of Class A Company Common Stock outstanding as of such date in a per-share amount equal to the product of (i) $0.06 per Share (giving to effect any adjustments contemplated by Section 3.07) and (ii) four minus the number of quarters in which a Quarterly Dividend has been declared and paid (or, if a Quarterly Dividend has been declared but not yet paid, will be paid prior to the Closing Date).

(c) The payment of any Quarterly Dividend or Catch-Up Dividend shall not be conditioned upon the consummation of the Mergers or the other Transactions or any other event. In connection with any Quarterly Dividend or Catch-Up Dividend, OpCo shall make pro rata distributions pursuant to the OpCo Operating Agreement, and Manager shall make pro rata distributions pursuant to the Manager Operating Agreement, in each case, such that the Company receives pursuant to such distributions all amounts required to be paid pursuant to this Section 7.19 as and when due.

(d) Notwithstanding anything to the contrary herein (but without limiting the Company’s obligations pursuant to this Section 7.19), no action or omission by the Company Entity or Company Subsidiary in respect of this Section 7.19 (other than a failure to comply with the parameters set forth in the second sentence of Section 7.19(c) to the extent any Quarterly Dividend or Catch-Up Dividend is declared and paid) shall be deemed to constitute a breach for purposes of determining any rights or remedies of the Parent Entities or the Merger Subs or any ability of the Company Entities to take action under this Agreement (including for purposes of determining the satisfaction of the condition set forth in Section 8.02(b), any party’s right to terminate this Agreement pursuant to Section 9.01 or Section 9.03).

ARTICLE VIII

CONDITIONS TO THE MERGERS

8.01 Conditions to the Obligations of Each Party. The obligations of the Company Entities, the Parent Entities and the Merger Subs to consummate the Mergers shall be subject to the satisfaction (or written waiver by the Company Entities, the Parent Entities and the Merger Subs, if permissible by Law), at or prior to the Effective Time, of the following conditions:

(a) Company Stockholder Approval; Information Statement. The Company Stockholder Approval shall have been obtained. The Information Statement shall have been mailed to the Company’s stockholders and at least 20 calendar days shall have elapsed from the date of completion of such mailing.

(b) No Order. No Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law, whether temporary, preliminary or permanent, that is in effect that enjoins, restrains or otherwise prohibits or makes illegal the consummation of the Mergers; provided, that the condition set forth in this Section 8.01(b) solely as it relates to any Law of a Gaming Authority shall be deemed satisfied on the Deemed Gaming Waiver Date (if not otherwise satisfied).

(c) Antitrust and FDI Approvals. The (i) waiting period applicable to the Transactions pursuant to the HSR Act shall have expired or otherwise been terminated and (ii) clearances or approvals identified in Section 8.01(c) of the Company Disclosure Letter (the “Antitrust Law and Foreign Investment Law Approvals”) shall have been obtained.

8.02 Conditions to the Obligations of the Parent Entities and the Merger Subs. The obligations of the Parent Entities and the Merger Subs to consummate the Mergers are subject to the satisfaction or waiver by the Parent Entities (where permissible), at or prior to the Effective Time, of the following additional conditions:

(a) Representations and Warranties. (i) The representations and warranties of the Company Entities set forth in Section 4.02(a), the first and last sentence of Section 4.02(d), the first sentence of Section 4.02(e) (Capitalization), and Section 4.02(f) shall be true and correct in all respects as of the Closing Date, as if made as of such time, except to the extent any such representation or warranty expressly relates to a specific date (in which case on and as of such specific date) (in each case, other than for any Uncured Inaccuracy that are individually or in the aggregate de minimis relative to the total fully diluted equity capitalization of the Company Entities, it being acknowledged and agreed that de minimis relative to the total fully diluted equity capitalization of the Company Entities shall mean Uncured Inaccuracies that when taken together result in the Parent Entities or Merger Subs being required to pay pursuant to Article III an amount in excess of $15,000,000 than the amount that would be required to be paid by the Parent Entities or Merger Subs pursuant to Article III assuming the condition set forth in this Section 8.02(a)(i) was true and correct in all respects as of the Closing Date, as if made at such time, except to the extent any such representation or warranty expressly relates to a specific date (in which case on and as of such specific date)); (ii) the representations and warranties set forth in Section 4.08(a) (Absence of Certain Changes or Events) shall be true and correct in all respects, (iii) the representations and warranties of the Company Entities set forth in Section 4.01(a) (Organization and Qualification), Section 4.03 (Authority; Binding Nature of Agreement), Section 4.05 (Vote Required), Section 4.06 (Anti-Takeover Provisions) and Section 4.23 (Brokers) shall be true and correct in all material respects as of the Closing Date (it being understood that for the purpose of this clause (iii) all references to the term “Material Adverse Effect” and other qualifications based on the word “material,” set forth in any such representations and warranties shall be disregarded), as if made at such time, except to the extent any such representation or warranty expressly relates to a specific date (in which case on and as of such specific date) and (iv) each of the other representations and warranties of the Company Entities set forth in this Agreement shall be true and correct in all respects as of the Closing Date, as if made at such time, except to the extent such representation or warranty expressly relates to a specific date (in which case on and as of such specific date), other than, in the case of this clause (iv), for such failures to be true and correct that would not, individually or in the aggregate, have a Material Adverse Effect (it being understood that for the purpose of this clause (iv) all references to the term “Material Adverse Effect” and other qualifications based on the word “material,” set forth in any such representations and warranties (other than any such qualifications included in any definitions used or contained therein, including the definition of “Material Contract”) shall be disregarded). Notwithstanding anything herein to the contrary, with respect to the foregoing clauses (i), (ii), (iii) and (iv), any breach or inaccuracy that results from, or arises out of, the Restructuring Steps or any Company Action undertaken at the request of the Parent Entities shall be disregarded for purposes of determining the accuracy of the representations and warranties of the Company Entities pursuant to this Section 8.02(a).

(b) Agreements and Covenants. The Company Entities shall have performed or complied with the covenants, agreements and obligations required by this Agreement to be performed or complied with by them on or prior to the Effective Time in all material respects.

(c) Required Gaming Approvals. The Governmental Authorizations identified in Section 8.02(c) of the Company Disclosure Letter (the “Required Gaming Approvals”) shall have been obtained or are no longer required by a Gaming Authority with respect to the Transactions (including due to the completion of a Gaming Sale or, if approved by the Executive Committee, the Company taking the actions set forth in Section 7.16 of the Company Disclosure Letter pursuant to the terms thereof); provided, the condition set forth in this Section 8.02(c) shall be deemed satisfied on the Deemed Gaming Waiver Date (if not otherwise satisfied).

(d) Material Adverse Effect. Since the date of the Agreement, no Material Adverse Effect shall have occurred and be continuing.

(e) Officer Certificate. The Company Entities shall have delivered to the Parent Entities a certificate, dated as of the Closing Date, signed by an executive officer of each Company Entity, certifying that the conditions specified in Section 8.02(a), Section 8.02(b) and Section 8.02(d) have been satisfied.

8.03 Conditions to the Obligations of the Company Entities. The obligations of the Company Entities to consummate the Mergers are subject to the satisfaction or waiver by the Company Entities (where permissible), at or prior to the Effective Time, of the following additional conditions:

(a) Representations and Warranties. (i) The representations and warranties of the Parent Entities and the Merger Subs set forth in Section 5.01 (Organization and Qualification), Section 5.03 (Authority; Binding Nature of Agreement) and Section 5.09 (Brokers) shall be true and correct in all material respects as of the Closing Date, as if made at such time, except to the extent any such representation or warranty expressly relates to a specific date (in which case on and as of such specific date) and (ii) each of the other representations and warranties of the Parent Entities and the Merger Subs set forth in this Agreement shall be true and correct in all respects as of the Closing Date, as if made at such time, except to the extent such representation or warranty expressly relates to a specific date (in which case on and as of such specific date), other than, in the case of this clause (ii), for such failures to be true and correct that would not, individually or in the aggregate, have a Parent Material Adverse Effect (it being understood that for the purpose of this clause (ii) all references to the term “Parent Material Adverse Effect” and other qualifications based on the word “material,” set forth in any such representations and warranties shall be disregarded).

(b) Agreements and Covenants. The Parent Entities and the Merger Subs shall have performed or complied with the covenants, agreements and obligations required by this Agreement to be performed or complied with by them on or prior to the Effective Time in all material respects.

(c) Officer Certificate. The Parent Entities shall have delivered to the Company Entities a certificate, dated as of the Closing Date, signed by an executive officer of each Parent Entity, certifying that the conditions specified in Section 8.03(a) and Section 8.03(b) have been satisfied.

(d) Quarterly Dividends and Catch-Up Dividends. The Company shall have paid the Quarterly Dividends and the Catch-Up Dividend, if any, in each case in accordance with Section  7.19.

ARTICLE IX

TERMINATION

9.01 Termination. This Agreement may be terminated and the Transactions may be abandoned at any time prior to the Effective Time only as follows (notwithstanding any prior adoption of this Agreement by the stockholders of the Company, except for Sections 9.01(e)(i) and 9.01(e)(iv) which may not be utilized after receipt of the Company Stockholder Approval):

(a) by mutual written consent of each of the Company (acting with the prior approval of the Special Committee) and the Parent Entities;

(b) by either the Company (acting with the prior approval of the Special Committee) or the Parent Entities if any Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law permanently restraining, enjoining, prohibiting or making illegal the consummation of the Mergers and such Law shall have become final and nonappealable; provided, that if such Governmental Authority is a Gaming Authority, neither the Company nor the Parent Entities shall have the right to terminate under this Section 9.01(b);

(c) by either the Company (acting with the prior approval of the Special Committee) or the Parent Entities if the Effective Time shall not have occurred on or before April 2, 2025 (as such date may be extended pursuant to the terms of this Agreement or by the mutual written consent of the Company (acting with the prior approval of the Special Committee) and the Parent Entities, the “Outside Date”); provided that, the right to terminate this Agreement under this Section 9.01(c) shall not be available to a party if such party’s or its Subsidiaries’ breach of any representations or warranties or failure to satisfy any agreements or covenants under this Agreement primarily caused or resulted in the failure of the Effective Time to occur on or before such date;

(d) by the Parent Entities if:

(i) the Executive Committee (acting upon the recommendation of the Special Committee) or the Special Committee shall have effected an Adverse Recommendation Change; or

(ii) any breach or inaccuracy of any representation or warranty or failure to perform any covenant or agreement on the part of the Company Entities set forth in this Agreement shall have occurred that (A) would cause any of the conditions set forth in Section 8.02(a) or Section 8.02(b) not to be satisfied and (B) is not capable of being cured or, if curable, is not cured by the earlier of (i) 60 days after written notice thereof is given by the Parent Entities to the Company Entities and (ii) the Outside Date; provided, that none of the Parent Entities or the Merger Subs is then in material breach of this Agreement; or

(e) by the Company (acting with the prior approval of the Special Committee) if:

(i) prior to the delivery of the Company Stockholder Approval, the Executive Committee (acting upon the recommendation of the Special Committee) determines to enter into an Acquisition Agreement with respect to a Superior Proposal; provided, that (A) prior to, or concurrently with, such termination the Company Entities pay (or cause to be paid) the Company Termination Fee due under Section 9.03(a) and (B) the Company substantially contemporaneously enters into such Acquisition Agreement; provided, that the Company shall not have the right to terminate this Agreement pursuant to this Section 9.01(e)(i) if (x) the Company Stockholder Approval has been obtained or (y) a Company Entity has materially breached Section 7.03;

(ii) any breach or inaccuracy of any representation or warranty or failure to perform any covenant or agreement on the part of the Parent Entities or the Merger Subs set forth in this Agreement shall have occurred that (A) would cause any of the conditions set forth in Section 8.03(a) or Section 8.03(b) not to be satisfied and (B) such breach or inaccuracy is not capable of being cured or, if curable, is not cured by the earlier of (i) 60 days after written notice thereof is given by the Company Entities to the Parent Entities and (ii) the Outside Date; provided, that a Company Entity is not then in material breach of this Agreement;

(iii) if (A) all of the conditions set forth in Section 8.01 and Section 8.02 have been and continue to be satisfied or, to the extent permitted by Law, waived by the Parent Entities (other than those conditions that by their nature cannot be satisfied other than at the Closing, provided, that such conditions to be satisfied at the Closing would be capable of satisfaction as of the date of the notice referenced in clause (B) below if the Closing were to occur on the date of such notice), (B) on or after the date the Closing should have occurred pursuant to Section 2.02, the Company has irrevocably delivered written notice to the Parent Entities to the effect that all of the conditions set forth in Section 8.01 and Section 8.03 have been satisfied or, to the extent permitted by Law, waived by the Company Entities (other than those conditions that by their nature cannot be satisfied other than at the Closing, provided, that such conditions to be satisfied at the Closing are capable of being satisfied as of the date of such notice if the Closing were to occur on the date of such notice) and the Company is prepared to consummate the Closing and (C) the Parent Entities fail to consummate the Closing on the earlier of (x) the fifth Business Days after delivery of the notice referenced in the preceding clause (B) and (y) one Business Day prior to the Outside Date; or

(iv) prior to the delivery to the Company of duly executed countersignature pages to the Written Consent from all parties thereto, if duly executed countersignature pages to the Written Consent have not been delivered to the Company within twelve (12) hours after the execution and delivery of this Agreement.

9.02 Notice of Termination; Effect of Termination.

(a) A terminating party shall provide written notice of termination to the other parties hereto specifying with reasonable particularity the reason for such termination, and any such termination in accordance with Section 9.01 shall be effective immediately upon delivery of such written notice to the other parties hereto.

(b) In the event of termination of this Agreement by any party as provided in Section 9.01, this Agreement shall forthwith become void and of no further force or effect and there shall be no liability or obligation on the part of any party, except that (i) this Section 9.02, Section 7.02(b), Section 7.12(c), Section 9.03 and Article X shall remain in full force and effect and the Guarantee shall remain in full force and effect in accordance with their respective terms and to the extent provided thereunder and (ii) subject to Section 9.03(b), Section 9.03(c), Section 9.03(d) and Section 10.18, nothing herein shall relieve any party from liability for any fraud or Willful and Material Breach of this Agreement prior to such termination.

9.03 Fees and Expenses. Unless specified otherwise herein, all expenses incurred in connection with this Agreement, the Transactions, the solicitation of stockholder approvals and all other matters related to the Transactions shall be paid by the party incurring such expenses, whether or not the Mergers or any other Transaction is consummated, except as otherwise set forth in this Agreement.

(a) If this Agreement shall be validly terminated by the Parent Entities pursuant to (i) Section 9.01(d)(i), or (ii) by the Company pursuant to Section 9.01(e)(i), then OpCo shall pay (or cause to be paid) to the Parent Entities (or their designees) $288,500,000 (the “Company Termination Fee”) in accordance with Section 9.03(b).

(b) In the event the Company Termination Fee becomes payable by the Company Entities pursuant to Section 9.03(a), it shall be paid to the Parent Entities (or the Parent Entities’ designees) by OpCo (or its designee) in immediately available funds within two Business Days after the termination of this Agreement; provided that, notwithstanding the foregoing, if the Company Termination Fee becomes payable pursuant to Section 9.03(a), the Company Termination Fee shall be payable concurrently with the consummation of such Superior Proposal. The payment to the Parent Entities (or the Parent Entities’ designees) of the Company Termination Fee shall be the sole and exclusive remedy of the Parent Related Parties for any loss suffered by the Parent Related Parties as a result of the failure of the Transactions to be consummated, and, upon such payment in accordance with this Section 9.03, the Company Related Parties shall not have any further liability or obligation, relating to or arising out of this Agreement or the Transactions.

(c) If this Agreement shall be validly terminated (i) by the Company pursuant to Section 9.01(e)(ii), Section 9.01(e)(iii) or Section 9.01(e)(iv) or (ii) by the Company or Parent Entity pursuant to Section 9.01(b) (if the events giving rise to such termination right are caused by or resulted from, in any material respect, a Parent Entity’s breach of any representations or warranties or failure to satisfy any agreements or covenants under this Agreement) or Section 9.01(c) at a time when the Company could terminate this Agreement pursuant to Section 9.01(e)(ii)) or Section 9.01(e)(iii), then the Parent Entities shall pay to OpCo (or its designee) the amount of $705,000,000 (the “Parent Termination Fee”) in accordance with Section 9.03(d).

(d) In the event the Parent Termination Fee becomes payable by the Parent Entities pursuant to this Section 9.03, it shall be paid to OpCo (or its designee) by the Parent Entities in immediately available funds within two Business Days after such termination. Notwithstanding anything to the contrary set forth in this Agreement (including this Article IX), the Company Entities expressly acknowledge and agree that (i) the Company Entities’ right to receive the Parent Termination Fee pursuant to and in accordance with Section 9.03(c), (ii) the amounts payable to OpCo and the Company Subsidiaries pursuant to Section 7.12(c), (iii) the amounts payable to OpCo and the Company Subsidiaries pursuant to the penultimate sentence of this Section 9.03(d) (subject to the Expense Cap), (iv) the Company Entities’ right to seek specific performance or other equitable relief solely in accordance with, and subject to the limitations in, this Agreement (including Section 10.08) and the Equity Commitment Letter, (v) the rights of the Company Entities to bring any claims or otherwise pursue any Action in accordance with, and subject to the limitations in, the Guarantee and (vi) the rights of the Company Entities to bring any claims or otherwise pursue any Action under the Confidentiality Agreement and the Voting Agreement shall constitute the sole and exclusive remedies of the Company Entities, the Company Subsidiaries, their respective Affiliates or any of their respective former, current or future general or limited partners, stockholders, equityholders, members, managers, directors, officers, employees, agents or Affiliates (collectively, the “Company Related Parties”) against (A) the Parent Entities and the Merger Subs or (B) the Equity Investors and the Parent Entities’ and the Equity Investors’ respective Affiliates or any of their or their respective Affiliates’ respective former, current or future directors, officers, employees, general or limited partners, mangers, members, direct or indirect equityholders, controlling persons, attorneys, assignees, agents, representatives or representatives of any of the foregoing, or any former, current or future estates, heirs, executors, administrators, trustees, successors or assigns of any of the foregoing, or any financial institution which provides or is committed to provide financing in connection with the transactions contemplated by this Agreement or any of their respective Affiliates (collectively, the “Parent Related Parties”), for, or with respect to, this Agreement, the Equity Commitment Letter, the Guarantee, the Confidentiality Agreement, the Voting Agreement, the Financings or the transactions contemplated hereby or thereby (including, any breach thereof by the Parent Entities or the Merger Subs), the termination of this Agreement, the failure to consummate the Closing or any claims or actions under applicable Law arising out of any such breach, termination or failure and none of the Company Related Parties shall seek to recover any other damages or seek any other remedy, whether based on a claim at law or in equity, in contract, tort or otherwise, with respect to any such losses or damages (including in respect of any oral representation made or alleged to be made in connection herewith). Nothing in this Section 9.03(d) will preclude any liability of the Debt Financing Sources or the Preferred Equity Financing Sources to the Company Entities (following the Closing), the Parent Entities or the Merger Subs under the definitive agreements relating to the Debt Financing or the Preferred Equity Financing or limit the Company Entities (following the Closing), the Parent Entities or the Merger Subs from seeking to recover any such damages or obtain equitable relief from or with respect to any Debt Financing Source or Preferred Equity Investor pursuant to the definitive agreements relating to the Debt Financing or the Preferred Equity Financing. Notwithstanding anything to the contrary herein, other than the obligation of the Parent Entities to pay the Parent

Termination Fee and any Additional Obligations in accordance with Section 9.03(c) and this Section 9.03(d) and the respective obligations of the Guarantors under, and pursuant to the terms of, the Guarantee, in no event will any Parent Related Party or any other Person have any liability for monetary damages to the Company Entities or any other Person relating to or arising out of this Agreement or the transactions contemplated by this Agreement. While the Company Entities may pursue both a grant of specific performance pursuant to Section 10.08(a) to cause consummation of the Transactions (including the Mergers) to occur and the payment of the Parent Termination Fee and any Additional Obligations (subject to the Expense Cap), in no event shall the Company Entities be entitled to receive both (i) an order for specific performance or any other equitable remedy of the type contemplated by Section 10.08(a) to cause consummation of the Transactions (including the Mergers) to occur and (ii) the Parent Termination Fee if payable pursuant to this Section 9.03; provided, that, for the avoidance of doubt, nothing in this Agreement shall be deemed to prohibit the Company Entities from pursuing (or obtaining) specific performance of the Parent Entities’ obligations hereunder or other equitable relief that does not require the Merger Subs to cause the Closing to occur and, to the extent this Agreement is subsequently terminated, the payment of the Parent Termination Fee and any Additional Obligations (subject to the Expense Cap). Each of the parties hereto acknowledges that the agreements contained in this Section 9.03 are an integral part of the transactions contemplated hereby, and that, without these agreements, the Company Entities would not enter into this Agreement. Accordingly, if OpCo or the Parent Entities fail to pay in a timely manner the Company Termination Fee or the Parent Termination Fee, as applicable, then OpCo shall pay (or cause to be paid) to the Parent Entities (or their designees) or the Parent Entities shall pay (or cause to be paid) to OpCo (or its designee), as applicable, interest on such amount from and including the date payment of such amount was due to but excluding the date of actual payment at the prime rate set forth in The Wall Street Journal in effect on the date such payment was required to be made, plus 2% per annum (together with the obligations of the Parent Entities under Section 7.12(c), the “Additional Obligations”). The Company Entities and the Parent Entities hereby agree that the aggregate amount of the Additional Obligations payable by the Parent Entities or the Company Entities (as applicable) pursuant to this Section 9.03(d) shall not exceed $20,000,000 (the “Expense Cap”).

(e) The parties hereto acknowledge and agree that the agreements contained in this Section 9.03 are an integral part of the Transactions, and that, without these agreements, the parties hereto would not enter into this Agreement. Each of the parties hereto further acknowledges that the payment of the Company Termination Fee or the Parent Termination Fee specified in this Section 9.03, as applicable, is not a penalty, but, in each case, is liquidated damages in a reasonable amount that will compensate such other parties, as applicable, in the circumstances in which such fees are payable for the efforts and resources expended and the opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Transactions, which amount would otherwise be impossible to calculate with precision. In no event shall any party hereto be required to pay the Company Termination Fee or Parent Termination Fee, as applicable, in connection with the termination of this Agreement more than once (even though such payment may be payable under one or more provisions).

ARTICLE X

GENERAL PROVISIONS

10.01 Non-Survival of Representations, Warranties and Agreements. The representations, warranties and agreements in this Agreement and in any certificate delivered pursuant hereto shall terminate at the Effective Time; provided, however, that this Section 10.01 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

10.02 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service (with proof of delivery), or by email (with confirmation by return email) to the respective parties hereto at the following coordinates (or at such other coordinates for a party as shall be specified in a notice given in accordance with this Section 10.02):

(a) if to the Parent Entities or the Merger Subs:

Silver Lake

2775 Sand Hill Road

Suite 100

Menlo Park, CA 94025

Attention: Karen King

Email:   karen.king@silverlake.com

with a copy to:

Silver Lake

55 Hudson Yards

40th Floor

New York, NY 10001

Attention: Andy Schader

Email:    andy.schader@silverlake.com

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attention:  Elizabeth Cooper

  Christopher May

Email:    ecooper@stblaw.com

  cmay@stblaw.com

with a copy to:

Simpson Thacher & Bartlett LLP

2475 Hanover Street

Palo Alto, California 94304

Attention: Mark Myott

E-mail:  mark.myott@stblaw.com

(b) if to the Company Entities:

Endeavor Group Holdings, Inc.

9601 Wilshire Blvd, Third Floor

Beverly Hills, CA 90210

Attention: Jason Lublin

 Seth Krauss

 Courtney Braun

 Robert Hilton

Email:     jlublin@endeavorco.com

 skrauss@endeavorco.com

 cbraun@endeavorco.com

 rhilton@endeavorco.com

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

1271 Avenue of the Americas

New York, NY 10020

Attention:  Justin Hamill

 Michael Anastasio

 Ian Nussbaum

Email:    justin.hamill@lw.com

 michael.anastasio@lw.com

 ian.nussbaum@lw.com

and with a copy (which shall not constitute notice) to:

Cravath, Swaine and Moore LLP

Worldwide Plaza

825 Eighth Avenue

New York, NY 10019

Attention: Faiza Saeed

 Claudia Ricciardi

Email:  fsaeed@cravath.com

 cricciardi@cravath.com

10.03 Interpretation and Rules of Construction. When a reference is made in this Agreement to an Annex, an Exhibit, an Article or a Section, such reference shall be to an Annex, an Exhibit, an Article or a Section of this Agreement unless otherwise indicated. The table of contents, index of defined terms and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof”, “hereto”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Documents, materials and information are deemed to have been “made available” to the Parent Entities or the Merger Subs prior to the date hereof, if such documents, materials or information were at least one day prior to the date hereof (a) available for review by such Person and its Representatives through the electronic data room entitled “Project Wildcat”, which is hosted by Venue in connection with the Transactions, (b) disclosed in a SEC Document filed and publicly available or (c) otherwise provided by or on behalf of the Company in writing to the Parent Entities, the Merger Subs or their respective Representatives. The term “or” is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any Contract or Law defined or referred to herein means such Contract or Law as from time to time amended, modified or supplemented, unless otherwise specifically indicated, and any Law referred to herein shall be deemed to also refer to all rules and regulations promulgated thereunder. All accounting terms used and not defined herein have the respective meanings given to them under GAAP, except to the extent otherwise specifically indicated or that the context otherwise requires. References to the “ordinary course of business” refers to the ordinary course of business of the Company Entities and the Company Subsidiaries, taken as a whole, consistent with past practice. References to a Person are also to its successors and permitted assigns. If the last day of a period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement is not a Business Day, the period shall end on the immediately following Business Day. Unless otherwise specifically indicated, all references to “dollars” and “$” will be deemed references to the lawful money of the United States of America. Each of the parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement. References to “days” shall mean “calendar days” unless expressly stated otherwise. Whenever this Agreement requires the Merger Subs to take any action, such requirement shall be deemed to include an undertaking on the part of the Parent Entities to cause the Merger Subs to take such action. All references herein to “parties” shall be to the parties hereto unless the context shall otherwise require. Decisions made in a party’s “sole discretion” may be taken for any reason or no reason. Notwithstanding anything herein to the contrary, whenever any consent, approval, waiver or notice is to be given under this

Agreement by (i) the Parent Entities, such consent, approval, waiver or notice shall be given by Holdco Parent or (ii) the Company Entities, such consent, approval, waiver or notice shall be given by the Company. Any action or decision the Company Entities that expressly requires the consent or approval of the Executive Committee and any determination of the Company Entities to be expressly made by the Executive Committee pursuant to this Agreement or any of the other documents entered into in connection herewith shall be deemed to require the unanimous consent, approval or determination of the Executive Committee.

10.04 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any party; provided, that the parties intend that the remedies and limitations thereon (including limitations on remedies in Section 10.08, Section 10.14 and the other limitations on the liabilities of the Parent Related Parties) contained in Article IX and Article X be construed as an integral provision of this Agreement and that such remedies and limitations shall not be severable or subject to modification pursuant to the following sentence in any manner that increases any Parent Related Party’s liability or obligations hereunder or under the Financing. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced (except those referenced in the immediately preceding proviso), the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Transactions be consummated as originally contemplated to the fullest extent possible.

10.05 Entire Agreement. This Agreement, taken together with the Company Disclosure Letter, the Confidentiality Agreement (together with any joinders or other agreements entered into in connection therewith), the Equity Commitment Letter, the Guarantee and the Voting Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and thereof and supersedes all prior and concurrent agreements and undertakings, both written and oral, among the parties hereto, or any of them, with respect to the subject matter hereof and thereof. EACH PARTY HERETO AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT, NO PARENT ENTITY, MERGER SUB OR ANY OF THEIR REPRESENTATIVES, ON THE ONE HAND, NOR ANY COMPANY ENTITY OR ANY OF ITS REPRESENTATIVES, ON THE OTHER HAND, MAKES ANY REPRESENTATIONS OR WARRANTIES TO THE OTHER, AND EACH PARTY HEREBY DISCLAIMS ANY OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED (INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE), OR AS TO THE ACCURACY OR COMPLETENESS OF ANY OTHER INFORMATION, MADE (OR MADE AVAILABLE BY) BY ITSELF OR ANY OF ITS REPRESENTATIVES, WITH RESPECT TO, OR IN CONNECTION WITH, THE NEGOTIATION, EXECUTION OR DELIVERY OF THIS AGREEMENT OR THE TRANSACTIONS.

10.06 Assignment. Neither this Agreement nor any of the parties’ respective rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of Law or otherwise by any of the parties hereto without the prior written consent of the other parties hereto; provided, that the Parent Entities and the Merger Subs may (a) assign all or any of their rights hereunder to any wholly-owned Subsidiary or Affiliate of the Parent Entities and (b) pledge this Agreement to any lender of the Parent Entities as security for the obligation of such lender in respect of providing the Financing, provided, that, in each case, (i) no such assignment or pledge will in any way affect the Parent Entities’ obligations or liabilities under this Agreement and the Parent Entities shall continue to remain liable for all such obligations and liabilities and (ii) such assignment would not reasonably be expected to have a Parent Material Adverse Effect. No assignment by any party shall relieve such party of any of its obligations hereunder. Subject to the immediately preceding sentence, any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

10.07 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, except for (a) the provisions of Section 7.04 (which are for the benefit of the Persons covered thereby and may be enforced by such Persons after the Effective Time), (b) after the Effective Time occurs, for the rights of the holders of Shares, OpCo Membership Interests, OpCo Profits Units to receive the Merger Consideration to which they are entitled in accordance with the terms and conditions of this Agreement, (c) the rights of the applicable Holders set forth on Annex 1 of the Company Disclosure Letter to receive any Deferred Payment that becomes due in accordance with Annex 1 of the Company Disclosure Letter, (d) the rights of the holders of Vested Company RSUs and Vested Company PSUs to receive the Company RSU/PSU Payment in accordance with the terms and conditions of this Agreement after the Effective Time, (e) the rights of each holder of a Vested Company Option to receive the Option Consideration in accordance with the terms and conditions of this Agreement after the Effective Time, (f) the third party beneficiary rights specified in the Equity Commitment Letter and (g) the rights of the Non-Recourse Parties set forth in Section 10.14.

10.08 Specific Performance.

(a) The parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Each party agrees that, in the event of any breach or threatened breach by any other party of any covenant or obligation contained in this Agreement, the Equity Commitment Letter or the Guarantee, the non-breaching party shall be entitled (in addition to any other remedy that may be available to it whether in Law, equity or otherwise, including monetary damages) to (i) an Order of specific performance to enforce the observance and performance of such covenant or obligation and (ii) an injunction restraining such breach or threatened breach. Notwithstanding anything in this Agreement to the contrary (including Section 7.12(d)), the Company Entities shall be entitled to enforce specifically the Parent Entities’ and Merger Subs’ obligation to consummate the Transactions and the Equity Investor’s obligation to provide the Equity Financing if, and only if, (1) all of the conditions set forth in Sections 8.01 and 8.02 of this Agreement have been and continue to be satisfied or waived (other than those that, by their nature, are to be satisfied at the Closing; provided, that those conditions could be satisfied if the Closing were to occur), (2) the Company Entities have irrevocably confirmed by written notice to the Parent Entities that (x) all conditions set forth in Section 8.03 have been satisfied (other than those that, by their nature, are to be satisfied at the Closing) or that they would be willing to waive any unsatisfied conditions in Section 8.03 and (y) they are ready, willing, and able to consummate the Closing if specific performance is granted and the Debt Financing is funded, (3) the Debt Financing has been funded or will be funded at the Closing (in each case, in accordance with the terms and conditions thereof) (for the avoidance of doubt, if the Debt Financing has not been funded and will not be funded at the Closing for any reason (including a breach of Section 7.13), the Company Entities shall not be entitled to enforce the Parent Entities’ and Merger Subs’ obligation to consummate the Transactions and the Equity Investor’s obligation to provide the Equity Financing pursuant to this Section 10.08) and (4) the Mergers have not been consummated in accordance with Section 2.02. The parties hereto agree not to assert that a remedy of specific performance is unenforceable, invalid, contrary to Law or inequitable on the basis that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at Law; provided that, in no event shall the Company Entities be entitled to both (i) obtain an order for specific performance or any other equitable remedy of the type contemplated by this Section 10.08(a) and (ii) receive the Parent Termination Fee if payable pursuant to Section 9.03.

(b) Each party further agrees that no other party or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 10.08, and each party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. The parties acknowledge and agree that the right of specific performance contemplated by this Section 10.08 is an integral part of the Transactions, including the Mergers, and without that right, none of the Company Entities, the Parent Entities or the Merger Subs would have entered into this Agreement.

(c) Notwithstanding anything to the contrary to this Agreement (including the terms of Section 9.01(c)), in the event that the Company Entities initiate a proceeding seeking an injunction, specific performance or other equitable relief pursuant to this Section 10.08, no party shall object to any application to the court setting forth an expedited timeline to hear and determine such action.

10.09 Governing Law.

(a) This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware without regard to the principles of conflicts of law that would cause the application of law of any jurisdiction other than those of the State of Delaware.

(b) The parties hereto agree that any Action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transactions (whether brought by any party or any of its Affiliates or against any party or any of its Affiliates) shall be heard and determined exclusively in the Court of Chancery of the State of Delaware; provided, however, that, if such court does not have jurisdiction over such Action, such Action shall be heard and determined exclusively in any federal or state court located in the State of Delaware. Consistent with the preceding sentence, each of the parties hereto hereby (i) submits to the exclusive jurisdiction of any federal or state court sitting in the State of Delaware for the purpose of any Action arising out of or relating to this Agreement brought by either party hereto; (ii) agrees that service of process will be validly effected by sending notice in accordance with Section 10.02; and (iii) irrevocably waives, and agrees not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the Transactions may not be enforced in or by any of the above named courts.

10.10 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS. EACH OF THE PARTIES HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.10.

10.11 Amendment. This Agreement may be amended, by written agreement of the parties hereto at any time prior to the Effective Time; provided, that, with respect to the Company Entities, the Special Committee has approved such amendment; provided, further, that prior to the Effective Time, no amendment may be made that would reduce the amount or change the form of the Merger Consideration or that would otherwise require the approval of the stockholders of the Company under applicable Law without the consent of the stockholders of the Company. Notwithstanding anything to the contrary contained herein, the Special Committee shall have the exclusive right to determine the satisfaction of, or to waive, the condition set forth in Section 8.03(d) on behalf of the Company Entities. Notwithstanding anything to the contrary contained herein, the provisions of this Section 10.11, the first sentence of Section 10.10 and Section 10.16 (and any other provision of this Agreement to the extent an amendment, supplement, waiver or other modification of such provision would modify the substance of such Sections) shall not be amended, modified, supplemented or waived in a manner that adversely impacts or is otherwise adverse in any respect to (a) any Debt Financing Source without the prior written consent of the applicable Debt Financing Sources and (b) any Preferred Equity Financing Sources without the prior written consent of the applicable Preferred Equity Financing Sources. Notwithstanding anything herein to the contrary, the Company Entities shall be permitted to amend Annex 1 to the Company Disclosure Letter in their sole discretion to reflect any changes to the capitalization of Manager, OpCo, or the Executive Holdcos following the date of this Agreement and prior to the Effective Time resulting from any exchanges, redemptions or forfeitures in accordance with the organizational documents of such Persons.

10.12 Waiver. At any time prior to the Effective Time, the Parent Entities (on behalf of themselves and the Merger Subs), on the one hand, and the Company Entities (subject to Section 10.19, only if such action has been recommended by the Special Committee (it being agreed that the Parent Entities shall be entitled to assume, by the Company taking any action referred to in clauses (a), (b) or (c), that the Special Committee has recommended such action)), on the other hand, may (a) extend the time for the performance of any obligation or other act of any other party hereto, (b) waive any inaccuracy in the representations and warranties of any other party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any agreement of any other party or any condition to its own obligations contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby. The failure of any party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

10.13 Company Disclosure Letter. The parties hereto agree that any reference in a particular Section of the Company Disclosure Letter shall be deemed to be disclosed and incorporated by reference in each other Section of the Company Disclosure Letter (other than Sections 4.01, 4.02, 4.03, 4.06 and 4.23 and Schedule A of the Company Disclosure Letter) to which such information reasonably relates on its face as though fully set forth in such other Section. Certain items and matters may be listed in the Company Disclosure Letter for informational purposes only and may not be required to be listed therein by the terms of this Agreement. In no event shall the listing of items or matters in the Company Disclosure Letter be deemed or interpreted to broaden, or otherwise expand the scope of, the representations and warranties or covenants contained in this Agreement. The mere inclusion of an item in the Company Disclosure Letter as an exception to a representation or warranty (a) shall not be deemed an admission that such item represents a material exception or material event, circumstance, change, effect, development or condition or that such item would have a Material Adverse Effect on the Company Entities and (b) shall not be construed as an admission or indication by the Company of any non-compliance with, or breach or violation of, any third party rights (including any Company Intellectual Property), any Contract or agreement or any Law or Order of any Governmental Authority, such disclosures having been made solely for the purposes of creating exceptions to the representations made herein or of disclosing any information required to be disclosed under this Agreement.

10.14 Non-Recourse. This Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party, except for claims that the Company Entities may assert in accordance with the Guarantee, the Equity Commitment Letter or the Confidentiality Agreement. Except as set forth in this Agreement, the Guarantee, the Equity Commitment Letter, the Confidentiality Agreement, the Voting Agreement or the Rollover Agreements, no former, current or future officers, employees, directors, partners, equity holders, managers, members, attorneys, agents, advisors or other Representatives of any party hereto (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of any party hereto under this Agreement or for any claim or proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the Transactions or in respect of any written or oral representations made or alleged to be made in connection herewith. In furtherance and not in limitation of the foregoing, each party covenants, agrees and acknowledges that no recourse under this Agreement or any other agreement referenced herein or in connection with any Transactions shall be sought or had against any Non-Recourse Party, except for claims that any party may assert (A) against another party solely in accordance with, and pursuant to the terms and conditions of, this Agreement or (B) pursuant to the Guarantee, the Equity Commitment Letter or the Confidentiality Agreement, the Voting Agreement or the Rollover Agreements.

10.15 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission or other means of electronic transmission, such as by electronic mail in “pdf” form) in counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

10.16 Debt and Preferred Equity Financing Sources. Notwithstanding anything in this Agreement to the contrary, the Company Entities, on behalf of themselves and the Company Subsidiaries and their respective controlled Affiliates, hereby: (i) agree that any Action, whether in law or in equity, whether in contract or in tort or otherwise, by or against any (1) Debt Financing Related Party, arising out of or relating to, this Agreement, the Debt Financing or any of the agreements entered into in connection with the Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder or (2) Preferred Equity Financing Related Party, arising out of or relating to, this Agreement, the Preferred Equity Financing or any of the agreements entered into in connection with the Preferred Equity Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, shall be subject to the exclusive jurisdiction of any federal or state court in the Borough of Manhattan, New York, New York, so long as such forum is and remains available, and any appellate court thereof and each party hereto irrevocably submits itself and its property with respect to any such Action to the exclusive jurisdiction of such court, and such Action (except to the extent relating to the interpretation of any provisions in this Agreement) shall be governed by the laws of the State of New York (without giving effect to any conflicts of law principles that would result in the application of the laws of another jurisdiction), (ii) agree not to bring or support any Action of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against any (1) Debt Financing Related Party in any way arising out of or relating to, this Agreement, the Debt Financing or any of the agreements entered into in connection with the Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, or (2) Preferred Equity Financing Related Party in any way arising out of or relating to, this Agreement, the Preferred Equity Financing or any of the agreements entered into in connection with the Preferred Equity Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, in any forum other than any federal or state court in the Borough of Manhattan, New York, New York, (iii) agree that service of process upon the Company Entities in any such Action shall be effective if notice is given in accordance with Section 10.02, (iv) irrevocably waive, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such Action in any such court, (v) knowingly, intentionally and voluntarily waive, to the fullest extent permitted by applicable Law, trial by jury in any Action brought against (1) the Debt Financing Related Parties in any way arising out of or relating to, this Agreement, the Debt Financing or any of the agreements entered into in connection with the Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder or (2) the Preferred Equity Financing Related Parties in any way arising out of or relating to, this Agreement, the Preferred Equity Financing or any of the agreements entered into in connection with the Preferred Equity Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, (vi) agree (1) that none of the Debt Financing Related Parties will have any liability to the Company Entities (in each case, other than the Parent Related Parties) relating to or arising out of this Agreement, the Debt Financing or any of the agreements entered into in connection with the Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder and (2) that none of the Preferred Equity Financing Related Parties will have any liability to the Company Entities (in each case, other than the Parent Related Parties) relating to or arising out of this Agreement, the Preferred Equity Financing or any of the agreements entered into in connection with the Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, whether in law or in equity, whether in contract or in tort or otherwise (provided, that, notwithstanding the foregoing, nothing herein shall affect the rights of the Parent Related Parties against (x) the Debt Financing Related Parties with respect to the Debt Financing or any of the transactions contemplated hereby or any services thereunder or (y) the Preferred Equity Financing Related Parties with respect to the Preferred Equity Financing or any of the transactions contemplated hereby or any service thereunder), (vii) waive any and all claims and causes of action against (1) any Debt Financing Related Party in any way arising out of or relating to, this Agreement, the Debt Financing or any of the agreements entered into in connection with the Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder or (2) any Preferred Equity Financing Source in any way arising out of or relating to, this Agreement, the Preferred Equity Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder (provided, that, notwithstanding the foregoing, nothing herein shall affect the rights of the Parent Related Parties against (x) the Debt Financing Related Parties with respect to the Debt Financing or any of the transactions contemplated hereby or any services thereunder or (y) the Preferred Equity Financing Related Parties with respect to the Preferred Equity Financing or any of the transactions contemplated hereby or any service thereunder), (viii) agree that the Debt Financing Related Parties and the Preferred Equity Financing Related Parties are express third party beneficiaries of, and may enforce, Section 9.03(d) (in their capacities as Parent Related Parties), Section 10.06 and Section 10.16 and (ix) this Section 9.03(d) (in their capacities as Parent Related Parties), Section 10.06 and this Section 10.16 and the definitions of “Material Adverse Effect”, “Debt Financing Sources”, “Debt Financing Related Parties”, “Preferred Equity Financing Sources” and “Preferred Equity Financing Related Parties” shall not be amended, modified or waived (including any definitions in this Agreement to the extent such amendment or waiver would modify any such foregoing Sections or provisions (including for the avoidance of doubt the definition of “Material Adverse Effect”)) in any way adverse to (1) the Debt Financing Related Parties without the prior written consent of the Debt Financing Sources party to the Debt Commitment Letter or (2) the Preferred Equity Financing Related Parties without the prior written consent of the Preferred Equity Financing Sources party to the Preferred Equity Commitment Letter; provided, that, notwithstanding the foregoing, nothing herein shall affect the rights of the Parent Related Parties against the Debt Financing Related Parties with respect to the Debt Financing or any of the transactions contemplated hereby or any services thereunder or the Preferred Equity Financing Related Parties with respect to the Preferred Equity Financing or any of the transactions contemplated hereby or any services thereunder. The foregoing waiver with respect to any Debt Financing Source, Preferred Equity Financing Source or Debt Financing Related Party or Preferred Equity Financing Related Party shall only apply in such Person’s capacity as such.

10.17 Company Subsidiaries. Notwithstanding anything to the contrary herein: (a) (i) the obligations of the Company Entities, the Company Subsidiaries and their respective Representatives set forth in this Agreement (including, but not limited to, Section 6.01 or Article VII) or any of the other documents, agreements or instruments contemplated hereby (including the Restructuring Steps) shall not apply to TKO, its Subsidiaries or their respective Representatives (in their capacity as Representatives of TKO and its Subsidiaries) other than as set forth in Section 10.17(a)(ii) and with respect to the obligation of the Company Entities to request that TKO and TKO OpCo enter into an Issuer Agreement pursuant to Section 7.12(a)(x) and (ii) the Company Entities’ obligations to cause the Company Subsidiaries to take or omit to take any action pursuant to Section 6.01, Article VII or otherwise pursuant to this Agreement or any of the other documents, agreements or instruments contemplated hereby (including the Restructuring Steps) shall be deemed to be performed in full with respect to TKO and its Subsidiaries so long as the Company, solely in its capacity as a stockholder of TKO and with respect to matters that are subject to the approval of the TKO stockholders, votes its shares of Class B common stock in TKO in a manner that complies with the Company’s obligations under this Agreement, enforces or exercises its rights under the organizational and governing documents of TKO and its Subsidiaries in a manner that complies with the Company’s obligations under this Agreement (provided that (x) the foregoing shall not require the Company Entities and the Company Subsidiaries to violate applicable Law and (y) in no event shall the Company Entities be required to remove any directors or officers of TKO); (b) with respect to any non-wholly owned Company Subsidiary or other joint venture, partnership or similar arrangement to which any Company Entity or Company Subsidiary is a party (each, a “Company JV”), the obligations of the Company Entities, the Company Subsidiaries and their respective Representatives set forth in this Agreement (including, but not limited to, Section 6.01 or Article VII) or any of the other documents, agreements or instruments contemplated hereby (including the Restructuring Steps) shall only apply to the extent a Company Entity (directly or indirectly through a wholly-owned Company Subsidiary or Representative) has the right to cause such Company JV to comply with any such obligation or take or not take any such action (taking into account the rights of any other equityholders or other parties to such Company JV and the obligations of such Company JV and the Company Entities and Company Subsidiaries with respect to such Company JV); provided that, the Company Entities shall not be permitted to effect any transfer, sale or other disposition of any equity securities in TKO or TKO Operating Company, LLC (“TKO OpCo”) held by the Company Entities or the Company Subsidiaries (other than TKO and its Subsidiaries), except in connection with redemptions pursuant to the TKO OpCo Operating Agreement (in accordance with the terms of the TKO OpCo Operating Agreement); and (c) nothing in this Agreement shall prohibit redemptions or exchanges pursuant to the OpCo Operating Agreement, Manager Operating Agreement or the Executive Holdco Operating Agreements or any actions taken in connection therewith (in each case, in accordance with the terms of the OpCo Operating Agreement, Manager Operating Agreement and Executive Holdco Operating Agreements, as applicable (except as otherwise set forth in Section 6.01(b) of the Company Disclosure Letter)); and (d) no action or omission or other matter with respect to TKO or its Subsidiaries or any Company Entity, Company Subsidiary or Company JV contemplated by this Section 10.17 shall constitute a breach of any provision of this Agreement and the Parent Entities and Merger

Subs shall not have any right to rely on any failure of a condition set forth in Section 8.02(a) or Section 8.02(b) to be satisfied (or terminate this Agreement on the basis thereof) or claim any loss or damage or seek any other remedy (whether at law, in equity or otherwise) to the extent that such failure, loss or damage arises from any action or omission of a Company Entity or Company Subsidiary or other matter with respect to TKO or its Subsidiaries or any Company Entity, Company Subsidiary or Company JV contemplated by this Section 10.17, in each case, to the extent the Company Entities have otherwise complied with this Section 10.17. Notwithstanding the foregoing, the Company Entities shall not, and shall cause their respective Representatives not to, divert, redirect or otherwise transfer to TKO or its Subsidiaries any corporate or other business opportunity or activity that would otherwise in the ordinary course of business constitute a corporate opportunity or other business opportunity of the Company Entities or the Company Subsidiaries with the intention of avoiding the restrictions set forth in Section 6.01 as it applies to the Company Entities or the Company Subsidiaries.

10.18 Designated Individuals. Notwithstanding anything to the contrary set forth in this Agreement, it is understood and agreed that to the extent that any action or any knowing or intentional omission taken by any Person set forth on Section 10.18 of the Company Disclosure Letter (each, a “Designated Individual”) on or after the date hereof, or any action or omission of any other Person taken at the specific direction or with the consent of any Designated Individual on or after the date hereof (in each case, other than any such action or omission taken by a Designated Individual or any such other Person at the written direction of the Special Committee), would constitute a breach by a Company Entity of any covenant, agreement, representation or warranty in this Agreement or would result in any representation or warranty of the Company Entities contained in this Agreement being inaccurate, such breach or inaccuracy shall be disregarded for all purposes under this Agreement. Without limiting the generality of the foregoing, the Parent Entities and Merger Subs shall not have any right to rely on any failure of a condition set forth in Section 8.02(a) or Section 8.02(b) to be satisfied (or terminate this Agreement on the basis thereof) or claim any loss or damage or seek any other remedy (whether at law, in equity or otherwise) to the extent that such failure, loss or damage arises from any action or omission of a Company Entity or Company Subsidiary taken by, at the direction of or with the consent of any Designated Individual on or after the date hereof (other than any such action or omission taken at the written direction of the Special Committee).

10.19 Certain Special Committee Matters. Any enforcement or any defense of any enforcement of any rights under this Agreement by the Company Entities, including pursuant to Sections 9.01, 9.03 and 10.08, will be controlled by the Special Committee; provided, that the Executive Committee may (without any action taken by the Special Committee) waive on behalf of the Company Entities any condition set forth in Section 8.01 or Section 8.03 or otherwise determine to consummate the Closing in accordance with the terms hereof. Notwithstanding anything to the contrary in this Agreement, the Special Committee has no right or authority in this Agreement or otherwise to control or direct the activities or operations of the Company Entities in the course of their business, including the Company Entities negotiating, entering into or consummating any Company Sale or otherwise taking any action that is not an action related to the enforcement or defense of this Agreement, the Company Disclosure Letter, the Equity Commitment Letter, the Guarantee, the Voting Agreement or rights hereunder or thereunder, except to the extent (a) authorized or delegated in the resolutions adopted by the Executive Committee on February 23, 2024, forming the Special Committee, (b) such action is expressly contemplated to be taken by the Special Committee by this Agreement, the Company Disclosure Letter, the Confidentiality Agreement, the Equity Commitment Letter, the Guarantee or the Voting Agreement or (c) in respect of the payment by the Company of any Quarterly Dividend or Catch-Up Dividend.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parent Entities, the Merger Subs, the Company Entities and the Executive Holdcos have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

ENDEAVOR GROUP HOLDINGS, INC.

By:	/s/ Jason Lublin
Name: Jason Lublin
Title: Chief Financial Officer

ENDEAVOR OPERATING COMPANY, LLC

By:	/s/ Jason Lublin
Name: Jason Lublin
Title: Chief Financial Officer

ENDEAVOR MANAGER, LLC

By:	/s/ Jason Lublin
Name: Jason Lublin
Title: Chief Financial Officer

[Signature Page to the Agreement and Plan of Merger]

ENDEAVOR EXECUTIVE HOLDCO, LLC

By:	/s/ Patrick Whitesell
Name: Patrick Whitesell
Title: Director

ENDEAVOR EXECUTIVE II HOLDCO, LLC

By:	/s/ Patrick Whitesell
Name: Patrick Whitesell
Title: Director

ENDEAVOR EXECUTIVE PIU HOLDCO, LLC

By:	/s/ Patrick Whitesell
Name: Patrick Whitesell
Title: Director

[Signature Page to the Agreement and Plan of Merger]

IN WITNESS WHEREOF, the Parent Entities, the Merger Subs, the Company Entities and the Executive Holdcos have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

WILDCAT OPCO HOLDCO, L.P.

By:	SLP WILDCAT AGGREGATOR GP, L.L.C., its general partner

By:	SILVER LAKE TECHNOLOGY ASSOCIATES VII, L.P., its managing member

By:	SLTA VII (GP), L.L.C., its general partner

By:	SILVER LAKE GROUP, L.L.C., its managing member

By:	/s/ Egon Durban
Name: Egon Durban
Title: Co-CEO

WILDCAT EGH HOLDCO, L.P.

By:	SLP WILDCAT AGGREGATOR GP, L.L.C., its general partner

By:	SILVER LAKE TECHNOLOGY ASSOCIATES VII, L.P., its managing member

By:	SLTA VII (GP), L.L.C., its general partner

By:	SILVER LAKE GROUP, L.L.C., its managing member

By:	/s/ Egon Durban
Name: Egon Durban
Title: Co-CEO

[Signature Page to the Agreement and Plan of Merger]

WILDCAT OPCO MERGER SUB, L.L.C.

By:	WILDCAT OPCO HOLDCO, L.P., its managing member

By:	SLP WILDCAT AGGREGATOR GP, L.L.C., its general partner

By:	SILVER LAKE TECHNOLOGY ASSOCIATES VII, L.P., its managing member

By:	SLTA VII (GP), L.L.C., its general partner

By:	SILVER LAKE GROUP, L.L.C., its managing member

By:	/s/ Egon Durban
Name: Egon Durban
Title: Co-CEO

WILDCAT PUBCO MERGER SUB, INC.

By:	/s/ Egon Durban
Name: Egon Durban
Title: President

WILDCAT MANAGER MERGER SUB, L.L.C.

By:	WILDCAT PUBCO MERGER SUB, INC., its managing member

By:	/s/ Egon Durban
Name: Egon Durban
Title: President

[Signature Page to the Agreement and Plan of Merger]

Exhibit A

FORM OF VOTING AND SUPPORT AGREEMENT

[Omitted.]

Exhibit B

FORM OF SURVIVING COMPANY CERTIFICATE OF INCORPORATION

[Omitted.]

Exhibit C

FORM OF WRITTEN CONSENT

[Omitted.]

Annex B

Delaware State Code

Section 262. Appraisal rights [For application of this section, see 81 Del. Laws, c. 354, § 17; 82 Del. Laws, c. 45, § 23; 82 Del. Laws, c. 256, § 24; 83 Del. Laws, c. 377, § 22; and 84 Del. Laws, c. 98, § 16].

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository; the words “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person; and the word “person” means any individual, corporation, partnership, unincorporated association or other entity.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation in a merger, consolidation, conversion, transfer, domestication or continuance to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title (other than, in each case and solely with respect to a converted or domesticated corporation, a merger, consolidation, conversion, transfer, domestication or continuance authorized pursuant to and in accordance with the provisions of § 265 or § 388 of this title):

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders, or at the record date fixed to determine the stockholders entitled to consent pursuant to § 228 of this title, to act upon the agreement of merger or consolidation or the resolution providing for the conversion, transfer, domestication or continuance (or, in the case of a merger pursuant to § 251(h) of this title, as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation if the holders thereof are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance, pursuant to § 251, § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or of the converted entity or the entity resulting from a transfer, domestication or continuance if such entity is a corporation as a result of the conversion, transfer, domestication or continuance, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger, consolidation, conversion, transfer, domestication or continuance will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4) [Repealed.]

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, the sale of all or substantially all of the assets of the corporation or a conversion effected pursuant to § 266 of this title or a transfer, domestication or continuance effected pursuant to § 390 of this title. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger, consolidation, conversion, transfer, domestication or continuance for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations or the converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and, § 114 of this title, if applicable) may be accessed without subscription or cost. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger, consolidation, conversion, transfer, domestication or continuance, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger, consolidation, conversion, transfer, domestication or continuance shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity shall notify each stockholder of each constituent or converting, transferring, domesticating or continuing corporation who has complied with this subsection and has not voted in favor of or consented to the merger, consolidation, conversion, transfer, domestication or continuance, and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section, of the date that the merger, consolidation or conversion has become effective; or

(2) If the merger, consolidation, conversion, transfer, domestication or continuance was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent, converting, transferring, domesticating or continuing corporation before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, or the surviving, resulting or converted entity within 10 days after such effective date, shall notify each stockholder of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation who is entitled to appraisal rights of the approval of the merger, consolidation, conversion, transfer, domestication or continuance and that appraisal rights are available for any or all shares of such class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting, transferring, domesticating or continuing corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and § 114 of this title, if applicable) may be accessed without subscription or cost. Such notice may, and, if given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, shall, also notify such stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving, resulting or converted entity the appraisal of such holder’s shares; provided that a demand may be delivered to such entity by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs such entity of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, either (i) each such constituent corporation or the converting, transferring, domesticating or continuing corporation shall send a second notice before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance notifying each of the holders of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation that are entitled to appraisal rights of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance or (ii) the surviving, resulting or converted entity shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation or entity that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation or the converting, transferring, domesticating or continuing corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(3) Notwithstanding subsection (a) of this section (but subject to this paragraph (d)(3)), a beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with either paragraph (d)(1) or (2) of this section, as applicable; provided that (i) such beneficial owner continuously owns such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of this section and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the surviving, resulting or converted entity hereunder and to be set forth on the verified list required by subsection (f) of this section.

(e) Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity, or any person who has complied with subsections (a) and (d) of this section and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance. Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person who has complied with the requirements of subsections (a) and (d) of this section, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the surviving, resulting or converted entity a statement setting forth the aggregate number of shares not voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2) of this title)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to paragraph (d)(3) of this section, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement shall be given to the person within 10 days after such person’s request for such a statement is received by the surviving, resulting or converted entity or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section, whichever is later.

(f) Upon the filing of any such petition by any person other than the surviving, resulting or converted entity, service of a copy thereof shall be made upon such entity, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by such entity. If the petition shall be filed by the surviving, resulting or converted entity, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving, resulting or converted entity and to the persons shown on the list at the addresses therein stated. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving, resulting or converted entity.

(g) At the hearing on such petition, the Court shall determine the persons who have complied with this section and who have become entitled to appraisal rights. The Court may require the persons who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Court may dismiss the proceedings as to such person. If immediately before the merger, consolidation, conversion, transfer, domestication or continuance the shares of the class or series of stock of the constituent, converting, transferring, domesticating or continuing corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger, consolidation, conversion, transfer, domestication or continuance for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h) After the Court determines the persons entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, consolidation, conversion, transfer, domestication or continuance, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger, consolidation, conversion, transfer, domestication or continuance through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger, consolidation or conversion and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving, resulting or converted entity may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving, resulting or converted entity or by any person entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving, resulting or converted entity to the persons entitled thereto. Payment shall be so made to each such person upon such terms and conditions as the Court may order. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving, resulting or converted entity be an entity of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section who participated in the proceeding and incurred expenses in connection therewith, the Court may order all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of this section or subject to such an award pursuant to a reservation of jurisdiction under subsection (k) of this section.

(k) Subject to the remainder of this subsection, from and after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, no person who has demanded appraisal rights with respect to some or all of such person’s shares as provided in subsection (d) of this section shall be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger, consolidation, conversion, transfer, domestication or continuance). If a person who has made a demand for an appraisal in accordance with this section shall deliver to the surviving, resulting or converted entity a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares in accordance with subsection (e) of this section, either within 60 days after such effective date or thereafter with the written approval of the corporation, then the right of such person to an appraisal of the shares subject to the withdrawal shall cease. Notwithstanding the foregoing, an appraisal proceeding in the Court of Chancery shall not be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including without limitation, a reservation of jurisdiction for any application to the Court made under subsection (j) of this section; provided, however that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, as set forth in subsection (e) of this section. If a petition for an appraisal is not filed within the time provided in subsection (e) of this section, the right to appraisal with respect to all shares shall cease.

(l) The shares or other equity interests of the surviving, resulting or converted entity to which the shares of stock subject to appraisal under this section would have otherwise converted but for an appraisal demand made in accordance with this section shall have the status of authorized but not outstanding shares of stock or other equity interests of the surviving, resulting or converted entity, unless and until the person that has demanded appraisal is no longer entitled to appraisal pursuant to this section.

8 Del. C. 1953, § 262; 56 Del. Laws, c. 50; 56 Del. Laws, c. 186, § 24; 57 Del. Laws, c. 148, §§ 27-29; 59 Del. Laws, c. 106, § 12; 60 Del. Laws, c. 371, §§ 3-12; 63 Del. Laws, c. 25, § 14; 63 Del. Laws, c. 152, §§ 1, 2; 64 Del. Laws, c. 112, §§ 46-54; 66 Del. Laws, c. 136, §§ 30-32; 66 Del. Laws, c. 352, § 9; 67 Del. Laws, c. 376, §§ 19, 20; 68 Del. Laws, c. 337, §§ 3, 4; 69 Del. Laws, c. 61, § 10; 69 Del. Laws, c. 262, §§ 1-9; 70 Del. Laws, c. 79, § 16; 70 Del. Laws, c. 186, § 1; 70 Del. Laws, c. 299, §§ 2, 3; 70 Del. Laws, c. 349, § 22; 71 Del. Laws, c. 120, § 15; 71 Del. Laws, c. 339, §§ 49-52; 73 Del. Laws, c. 82, § 21; 76 Del. Laws, c. 145, §§ 11-16; 77 Del. Laws, c. 14, §§ 12, 13; 77 Del. Laws, c. 253, §§ 47-50; 77 Del. Laws, c. 290, §§ 16, 17; 79 Del. Laws, c. 72, §§ 10, 11; 79 Del. Laws, c. 122, §§ 6, 7; 80 Del. Laws, c. 265, §§ 8-11; 81 Del. Laws, c. 354, §§ 9, 10, 17; 82 Del. Laws, c. 45, § 15; 82 Del. Laws, c. 256, § 15; 83 Del. Laws, c. 377, § 9; 84 Del. Laws, c. 98, § 9;

Annex C

Centerview Partners LLC

31 West 52nd Street

New York, NY 10019

April 2, 2024

Special Committee of the Board of Directors

Endeavor Group Holdings, Inc.

601 Wilshire Boulevard, 3rd Floor

Beverly Hills, California 90210

The Special Committee:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of the outstanding shares of Class A Common Stock, par value $0.00001 per share (the “Shares”), other than Excluded Shares (as defined below), of Endeavor Group Holdings, Inc., a Delaware corporation (the “Company”), of the Consideration (as defined below) proposed to be paid to such holders pursuant to the Agreement and Plan of Merger proposed to be entered into (the “Agreement”) by and among Wildcat EGH Holdco, L.P., a Delaware limited partnership (“Holdco Parent”), Wildcat OpCo HoldCo, L.P., a Delaware limited partnership (“OpCo Parent” and, together with Holdco Parent, the “Parent Entities” and each, a “Parent Entity”), Wildcat PubCo Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Holdco Parent (“Company Merger Sub”), Wildcat Manager Merger Sub, L.L.C., a Delaware limited liability company and wholly owned subsidiary of Company Merger Sub (“Manager Merger Sub”), Wildcat OpCo Merger Sub, L.L.C., a Delaware limited liability company and wholly owned subsidiary of OpCo Parent (“OpCo Merger Sub” and, together with Manager Merger Sub and Company Merger Sub, the “Merger Subs” and each, a “Merger Sub”), Endeavor Executive Holdco, LLC, a Delaware limited liability company, Endeavor Executive II Holdco, LLC, a Delaware limited liability company, Endeavor Executive PIU Holdco, LLC, a Delaware limited liability company, the Company, Endeavor Manager, LLC, a Delaware limited liability company and subsidiary of the Company (“Manager”) and Endeavor Operating Company, LLC, a Delaware limited liability company and a subsidiary of Manager and indirect subsidiary of the Company (“OpCo”). The Agreement provides that , among other things, (i)(a) on the Closing Date (as defined in the Agreement), OpCo Merger Sub will be merged with and into OpCo (the “OpCo Merger”), as a result of which OpCo will continue as the surviving company, (b) immediately following the OpCo Merger, Manager Merger Sub will be merged with and into Manager (the “Manager Merger”), as a result of which Manager will continue as the surviving company and (c) immediately following the Manager Merger, Company Merger Sub will be merged with and into the Company (the “Company Merger” and, collectively with the OpCo Merger, Manager Merger and the other transactions contemplated by the Agreement, the “Transaction”), as a result of which the Company will continue as the surviving company, and pursuant to the Company Merger, each share of Company Common Stock (as defined in the Agreement) outstanding immediately prior to the effective time of the Company Merger, including each Share (other than (1) each (A) share of Company Common Stock held in the treasury of the Company or owned by Manager, OpCo or any direct or indirect wholly owned subsidiary of OpCo, (B) share of Company Common Stock owned by the Merger Subs, the Parent Entities, or any direct or indirect wholly owned subsidiary of the Parent Entities, or, solely to the extent designated in writing by the Parent Entities to the Company at least two business days prior to the Company Merger Effective Time (as defined in the Agreement), any affiliate of the Parent Entities so designated immediately prior to the Company Merger Effective Time, and (C) share of Class X Common Stock of the Company, par value $0.00001 per share, and share of Class Y Common Stock of the Company, par value $0.00001 per share, issued and outstanding immediately prior to the Company Merger Effective Time, (2) any Rollover Shares (as defined in the Agreement), or (3) any Dissenting Shares (as defined in the Agreement) (the shares referred to in clauses (1) to (3), “Excluded Shares”) will be converted into the right to receive $27.50 per Share in cash, without interest, and (ii) the Company will pay, in respect of the Shares, a Quarterly Dividend (as defined in the Agreement) for each calendar quarter during the period between the date of the Agreement and the Effective Time (as defined in the Agreement) and, subject to the satisfaction of certain conditions in the

The Special Committee of the Board of Directors

Endeavor Group Holdings, Inc.

April 2, 2024

Agreement, a Catch-Up Dividend (as defined in the Agreement), pursuant to Section 7.19 of the Agreement (the $27.50 per Share consideration to be paid in the Company Merger, together (and not separately) with the Quarterly Dividends and the Catch-Up Dividend as described in clause (ii), the “Consideration”). The terms and conditions of the Transaction are more fully set forth in the Agreement.

We have acted as financial advisor to the Special Committee of the Board of Directors of the Company in connection with the Transaction. We will receive a fee for our services in connection with the Transaction, a portion of which is payable upon the execution of the engagement letter, dated March 12, 2024, between the Special Committee of the Board of Directors of the Company and us, the rendering of this opinion and a substantial portion of which is contingent upon the consummation of the Company Merger. In addition, the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement.

We are a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the past two years, except for our current engagement by the Special Committee of the Board of Directors of the Company, we have not been engaged to provide financial advisory or other services to the Company, and we have not received any compensation from the Company during such period. In the past two years, we have not been engaged to provide financial advisory or other services to the Parent Entities or Silver Lake Technology Management, L.L.C. (“Sponsor”), the sponsor of the Parent Entities, and we have not received any compensation from the Parent Entities or Sponsor during such period. In the past two years, we were engaged to provide financial advisory services unrelated to the Company to a portfolio company of Sponsor in connection with certain strategic matters, and we received compensation for such services. In March 2024, we served as financial advisor to Equinox Group LLC (“Equinox”) in connection with a strategic investment by affiliates of Sponsor and other investment firms in Equinox, and we received compensation from Equinox for such services. We may provide financial advisory and other services to or with respect to the Company, the Parent Entities, Sponsor or their respective affiliates, including portfolio companies of Sponsor, in the future, for which we may receive compensation. In addition, David W. Dorman, a member of the Board of Directors of Dell Technologies, Inc. (“Dell Technologies”), an affiliate of Sponsor, is a partner in the ultimate general partner and the manager of Centerview Capital Technology Fund (Delaware), L.P. and Centerview Capital Technology Fund-A (Delaware), L.P., together with a related employee fund (collectively, “Centerview Capital Technology”), which are growth equity investment funds focused on the technology sector. Certain partners of Centerview Partners LLC are partners (either directly or indirectly) in the ultimate general partner and the manager of Centerview Capital Technology, and serve on Centerview Capital Technology’s investment committee. Centerview Partners LLC provides certain back-office support to Centerview Capital Technology. Mr. Dorman has no ownership interest in, and is not an employee of, Centerview Partners LLC. Certain (i) of our and our affiliates’ directors, officers, members and employees, or family members of such persons, (ii) of our affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, the Company, the Parent Entities, Sponsor, or any of their respective affiliates, including portfolio companies of Sponsor, or any other party that may be involved in the Transaction.

In connection with this opinion, we have reviewed, among other things: (i) a draft of the Agreement dated April 2, 2024 (the “Draft Agreement”); (ii) Annual Reports on Form 10-K of the Company for the years ended December 31, 2023, December 31, 2022 and December 31, 2021; (iii) certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; (iv) certain publicly available research analyst reports for the

The Special Committee of the Board of Directors

Endeavor Group Holdings, Inc.

April 2, 2024

Company; (v) certain other communications from the Company to its stockholders; and (vi) certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of the Company, including certain financial forecasts, analyses and projections relating to the Company and certain forecasts related to certain tax assets of the Company prepared by management of the Company and furnished to us by the Company for purposes of our analysis (the “Forecasts”) (collectively, the “Internal Data”). We have also participated in discussions with members of the senior management and representatives of the Company regarding their assessment of the Internal Data. In addition, we reviewed publicly available financial and stock market data, including valuation multiples, for the Company and compared that data with similar data for certain other companies, the securities of which are publicly traded, in lines of business that we deemed relevant, and took into account such other information as we deemed appropriate.

We have assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by us for purposes of this opinion and have, with your consent, relied upon such information as being complete and accurate. In that regard, we have assumed, at your direction, that the Internal Data (including, without limitation, the Forecasts) has been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the matters covered thereby and we have relied, at your direction, on the Internal Data for purposes of our analysis and this opinion. We express no view or opinion as to the Internal Data or the assumptions on which it is based. In addition, at your direction, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of the Company, nor have we been furnished with any such evaluation or appraisal, and we have not been asked to conduct, and did not conduct, a physical inspection of the properties or assets of the Company. We have assumed, at your direction, that the final executed Agreement will not differ in any respect material to our analysis or this opinion from the Draft Agreement reviewed by us. We have also assumed, at your direction, that the Transaction will be consummated on the terms set forth in the Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to our analysis or this opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction, condition or other change will be imposed, the effect of which would be material to our analysis or this opinion. We have not evaluated and do not express any opinion as to the solvency or fair value of the Company, or the ability of the Company to pay its obligations when they come due, or as to the impact of the Transaction on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We are not legal, regulatory, tax or accounting advisors, and we express no opinion as to any legal, regulatory, tax or accounting matters.

We express no view as to, and our opinion does not address, the Company’s underlying business decision to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to the Company or in which the Company might engage. This opinion is limited to and addresses only the fairness, from a financial point of view, as of the date hereof, to the holders of the Shares (other than Excluded Shares) of the Consideration to be paid to such holders pursuant to the Agreement. We have not been asked to, nor do we express any view on, and our opinion does not address, any other term or aspect of the Agreement or the Transaction, including, without limitation, the structure or form of the Transaction, or any other agreements or arrangements contemplated by the Agreement or entered into in connection with or otherwise contemplated by the Transaction, including, without limitation, the fairness of the Transaction or any other term or aspect of the Transaction to, or any consideration to be received in connection therewith by, or the impact of the Transaction on, the holders of any other class of securities,

The Special Committee of the Board of Directors

Endeavor Group Holdings, Inc.

April 2, 2024

creditors or other constituencies of the Company or any other party or the aggregate consideration to be paid pursuant to the Agreement or the allocation among stockholders of the aggregate consideration to be paid pursuant to the Agreement. In addition, we express no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of the Company or any party, or class of such persons in connection with the Transaction, whether relative to the Consideration to be paid to the holders of the Shares pursuant to the Agreement or otherwise. Our opinion is necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof, and we do not have any obligation or responsibility to update, revise or reaffirm this opinion based on circumstances, developments or events occurring after the date hereof. Our opinion does not constitute a recommendation to any stockholder of the Company or any other person as to how such stockholder or other person should vote with respect to the Merger or otherwise act with respect to the Transaction or any other matter.

Our financial advisory services and the opinion expressed herein are provided for the information and assistance of Special Committee of the Board of Directors of the Company (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction. The issuance of this opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.

Based upon and subject to the foregoing, including the various assumptions made, procedures followed, matters considered, and qualifications and limitations set forth herein, we are of the opinion, as of the date hereof, that the Consideration to be paid to the holders of Shares (other than Excluded Shares) pursuant to the Agreement is fair, from a financial point of view, to such holders.

Very truly yours,

CENTERVIEW PARTNERS LLC

ANNEX D

Confidential	April 1, 2024

Silver Lake Technology Associates IV, L.P.

SLTA SPV-1, L.P.

SLP Denali Co-Invest GP, L.L.C.

SLP Co-Invest GP, L.L.C.

The Limited Partner Advisory Committee of

Silver Lake Partners IV, L.P.

2775 Sand Hill Road,

Suite 100

Menlo Park, CA 94025

Ladies and Gentlemen:

Silver Lake Partners IV, L.P. (together with certain alternative investment vehicles, “SLP IV”), SL SPV-1, L.P., SL SPV-1 Feeder I, L.P. (together with SL SPV-1 L.P., “SPV-1”), SLP West Holdings Co-Invest, L.P. (“Co-Invest I”), SLP West Holdings Co-Invest II, L.P. (“Co-Invest II”), and SLP West Holdings Co-Invest Feeder II, L.P. (“Co-Invest II Feeder”, and together with Co-Invest I and Co-Invest II, the SL “Co-Invest Vehicles”, and together with SLP IV and SPV-1, the “Selling Funds”) have engaged Kroll, LLC (“Duff & Phelps”), operating through its Duff & Phelps Opinions Practice, to provide the services described below to the following:

a)	The limited partner advisory committee of SLP IV (the “LPAC”), acting on its own behalf and on behalf of SPV-1, and the Co-Invest Vehicles,

b)	Silver Lake Technology Associates IV, L.P., solely in its capacity as the general partner of SLP IV;

c)	SLTA SPV-1, L.P., solely in its capacity as the general partner of SPV-1;

d)	SLP Denali Co-Invest GP, L.L.C., solely in its capacity as the general partner of Co-Invest I; and

e)	SLP Co-Invest GP, L.L.C., solely in its capacity as the general partner of Co-Invest II and Co-Invest II Feeder.

The entities listed in (b) through (e) above are collectively referred to as the “General Partners”.

Duff & Phelps understands that separate affiliates of Silver Lake Technology Management, L.L.C. (“Silver Lake”), which is, through its subsidiaries, the investment manager for the Selling Funds, have formed Wildcat EGH Holdco, L.P., a Delaware limited partnership (“Holdco Parent”), and Wildcat OpCo Holdco L.P., a Delaware limited partnership (“OpCo Parent”). Holdco Parent in turn has formed Wildcat PubCo Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Holdco Parent (“Company Merger Sub”), and Company Merger Sub formed Wildcat Manager Merger Sub, L.L.C., a Delaware limited liability company and wholly owned subsidiary of Company Merger Sub (“Manager Merger Sub”). OpCo Parent in turn has formed Wildcat OpCo Merger Sub L.L.C., a Delaware limited liability company and wholly owned subsidiary of OpCo

Silver Lake Technology Associates IV, L.P.

SLTA SPV-1, L.P.

SLP Denali Co-Invest GP, L.L.C.

SLP Co-Invest GP, L.L.C.

The Limited Partner Advisory Committee of Silver Lake Partners IV, L.P.

April 1, 2024

Parent (“OpCo Merger Sub”). We further understand that Holdco Parent, OpCo Parent, Company Merger Sub, Manager Merger Sub and OpCo Merger Sub propose to enter into an Agreement and Plan of Merger, to be dated April 1, 2024 (the “Merger Agreement”), with Endeavor Executive Holdco, LLC, a Delaware limited liability company, Endeavor Executive II Holdco, LLC, a Delaware limited liability company, Endeavor Executive PIU Holdco, LLC, a Delaware limited liability company, Endeavor Group Holdings, Inc., a Delaware corporation (“EDR”), Endeavor Manager, LLC, a Delaware limited liability company and subsidiary of EDR (“Manager”), and Endeavor Operating Company, LLC, a Delaware limited liability company and a subsidiary of Manager and indirect subsidiary of EDR (“OpCo LLC”).

Pursuant to the Merger Agreement, upon the terms and subject to the condition to be set forth therein, among other transactions, (a) OpCo Merger Sub will be merged with and into OpCo LLC, with OpCo LLC continuing as the surviving company (the “OpCo Merger”), (b) Manager Merger Sub will merge with and into Manager, with Manager continuing as the surviving company (the “Manager Merger”) and (c) Company Merger Sub will be merged with and into EDR, with EDR continuing as the surviving corporation (the “EDR Merger” and, together with the OpCo Merger and the Manager Merger, the “Mergers”).

Pursuant to the Mergers, among other things, Holdco Parent will acquire indirectly the shares of Class A Common Stock, par value $0.00001 per share, of EDR (the “EDR Class A Common Stock”) held by the Selling Funds and OpCo Parent will acquire indirectly the common units of OpCo LLC (each, an “OpCo LLC Membership Interest”) held by the Selling Funds. In the OpCo Merger, each outstanding OpCo LLC Membership Interest, other than any Excluded OpCo Membership Interests and Rollover Units (each as to be defined in the Merger Agreement), will be converted into the right to receive $27.50 in cash (the “OpCo Merger Consideration”). In the EDR Merger, each outstanding share of EDR Class A Common Stock (other than any Excluded Shares, any Rollover Shares, and any Dissenting Shares (each as to be defined in the Merger Agreement)) will be converted into the right to receive $27.50 in cash (the “EDR Merger Consideration” and together with the OpCo Merger Consideration, the “Equity Consideration”).

In connection with the transactions contemplated by the Merger Agreement (collectively, the “Proposed Transaction”), limited partners of the Selling Funds are expected to have the option to make a new commitment to Holdco Parent and/or OpCo Parent up to the amount of their net proceeds received from the conversion to cash of their equity interests in the Proposed Transaction, and the general partner of certain of the Selling Funds is expected to “roll” all of its equity interest (other than interests attributable to former employees and former members of Silver Lake (who will be cashed out)), including carried interest, into the equity of such companies as well.

The Selling Funds have requested that Duff & Phelps provide a written opinion to the General Partners and the LPAC as to whether the Equity Consideration to be received by the Selling Funds in the Mergers is fair, from a financial point of view, to the Selling Funds (this “Opinion”).

Scope of Analysis

In connection with this Opinion, Duff & Phelps has made such reviews, analyses and inquiries as it has deemed necessary and appropriate to enable Duff & Phelps to render this Opinion. Duff & Phelps also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general, and with respect to similar transactions, in particular. Duff & Phelps’ procedures,

Silver Lake Technology Associates IV, L.P.

SLTA SPV-1, L.P.

SLP Denali Co-Invest GP, L.L.C.

SLP Co-Invest GP, L.L.C.

The Limited Partner Advisory Committee of Silver Lake Partners IV, L.P.

April 1, 2024

investigations, and financial analysis with respect to the preparation of this Opinion included, but were not limited to, the items summarized below:

1.	Reviewed the following documents:

a.	EDR’s annual report and audited financial statements on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2023;

b.	TKO Group Holdings, Inc.’s (“TKO”) annual report and audited financial statements on Form 10-K filed with the SEC for the year ended December 31, 2023;

c.	Unaudited segment and pro forma financial information for EDR for the years ended December 31, 2021 to 2023, which Silver Lake identified as being the most current financial statements available;

d.

The Project Everest Financial Model, dated February 21, 2024, which included financial projections for EDR for the years ending December 31, 2024 to 2028 (the “Management Projections”) and upon which Silver Lake instructed Duff & Phelps to rely;

e.	The Project Wildcat Introduction, dated January 4, 2024, and the Project Wildcat Business Overview, dated December 2023; and

f.	Draft of the Merger Agreement dated March 31, 2024;

2.	Discussed the information referred to above and the background and other elements of the Proposed Transaction with representatives of Silver Lake;

3.	Reviewed the historical trading price and trading volume of EDR’s common stock and TKO’s common stock, and the publicly traded securities of certain other companies that Duff & Phelps deemed relevant;

4.

Performed certain valuation and comparative analyses using generally accepted valuation and analytical techniques, including a discounted cash flow analysis, an analysis of selected public companies that Duff & Phelps deemed relevant, and an analysis of selected transactions that Duff & Phelps deemed relevant; and

5.	Conducted such other analyses and considered such other factors as Duff & Phelps deemed appropriate.

Assumptions

In performing its analyses and rendering this Opinion, Duff & Phelps, with the consent of the Selling Funds, the LPAC and the General Partners:

1.

Relied upon the accuracy, completeness, and fair presentation of all information, data, advice, opinions and representations obtained from public sources or provided to it from private sources, including Silver Lake and EDR management, and did not independently verify such information;

2.

Relied upon the fact that the Selling Funds, the LPAC and the General Partners have been advised by counsel as to all legal matters with respect to the Proposed Transaction, including whether all procedures required by law to be taken in connection with the Proposed Transaction have been duly, validly and timely taken;

3.

Assumed that any estimates, evaluations, forecasts and projections, including, without limitation, the Management Projections, furnished to Duff & Phelps were reasonably prepared and based upon the best currently available information and good faith judgment of the person furnishing the same, and Duff & Phelps expresses no opinion with respect to the Management Projections or the underlying assumptions;

Silver Lake Technology Associates IV, L.P.

SLTA SPV-1, L.P.

SLP Denali Co-Invest GP, L.L.C.

SLP Co-Invest GP, L.L.C.

The Limited Partner Advisory Committee of Silver Lake Partners IV, L.P.

April 1, 2024

4.	Assumed that information supplied by and representations made by Silver Lake and EDR management are substantially accurate regarding EDR and the Proposed Transaction;

5.

Assumed that the final version of the definitive Merger Agreement will be substantially the same as the draft reviewed by us, that the representations and warranties made in Merger Agreement are substantially accurate and that the covenants of the parties as set forth in the Merger Agreement will be complied with in accordance with their respective terms;

6.	Assumed that the final versions of all documents reviewed by Duff & Phelps in draft form conform in all material respects to the drafts reviewed;

7.

Assumed that there has been no material change in the assets, liabilities, financial condition, results of operations, business, or prospects of EDR since the date of the most recent financial statements and other information made available to Duff & Phelps, and that there is no information or facts that would make the information reviewed by Duff & Phelps incomplete or misleading;

8.

Assumed that all of the conditions required to implement the Proposed Transaction will be satisfied and that the Proposed Transaction will be completed in accordance with the Merger Agreement without any amendments thereto or any waivers of any terms or conditions thereof; and

9.

Assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Proposed Transaction will be obtained without any adverse effect on Silver Lake and its affiliates or EDR and its affiliates or the contemplated benefits expected to be derived in the Proposed Transaction.

To the extent that any of the foregoing assumptions or any of the facts on which this Opinion is based prove to be untrue in any material respect, this Opinion cannot and should not be relied upon. Furthermore, in Duff & Phelps’ analysis and in connection with the preparation of this Opinion, Duff & Phelps has made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Proposed Transaction.

Qualifications

Duff & Phelps has prepared this Opinion effective as of the date hereof. This Opinion is necessarily based upon market, economic, financial and other conditions as they exist and can be evaluated as of the date hereof, and Duff & Phelps disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting this Opinion which may come or be brought to the attention of Duff & Phelps after the date hereof.

Duff & Phelps did not evaluate EDR’s solvency or conduct an independent appraisal or physical inspection of any specific assets or liabilities (contingent or otherwise). Duff & Phelps has not been requested to, and did not, (i) initiate any discussions with, or solicit any indications of interest from, third parties with respect to the Proposed Transaction, the assets, businesses or operations of EDR, or any alternatives to the Proposed Transaction; (ii) negotiate the terms of the Proposed Transaction; or (iii) advise the Selling Funds or any other party with respect to alternatives to the Proposed Transaction. Duff & Phelps expresses no views with respect to the fairness or other aspects of the process followed by Silver Lake and its affiliates in proposing to effect the Proposed Transaction, its interactions with representatives of EDR in connection with the Proposed Transaction and the negotiation of the terms of the Proposed Transaction.

Duff & Phelps is not expressing any opinion as to the market price or value of the EDR Class A Common Stock or the Opco LLC Membership Interest (or any other securities) either before or after the announcement or the

Silver Lake Technology Associates IV, L.P.

SLTA SPV-1, L.P.

SLP Denali Co-Invest GP, L.L.C.

SLP Co-Invest GP, L.L.C.

The Limited Partner Advisory Committee of Silver Lake Partners IV, L.P.

April 1, 2024

consummation of the Proposed Transaction. This Opinion should not be construed as a valuation opinion, credit rating, solvency opinion, an analysis of EDR’s credit worthiness, as tax advice, or as accounting advice. Duff & Phelps has not made, and assumes no responsibility to make, any representation, or render any opinion, as to any legal matter.

In rendering this Opinion, Duff & Phelps is not expressing any opinion with respect to the amount or nature of any compensation to any of EDR’s or Silver Lake’s officers, directors, or employees, or any class of such persons, relative to the consideration to be received by the Selling Funds in the Proposed Transaction, or with respect to the fairness of any such compensation.

Limiting Conditions

This Opinion is furnished solely for the use and benefit of the LPAC and the General Partners in connection with their consideration of the Proposed Transaction and is not intended to, and does not, confer any rights or remedies upon any other person, and is not intended to be used, and may not be used, by any other person or for any other purpose, without Duff & Phelps’ express consent.

This Opinion (i) does not address the merits of the underlying business decision to enter into the Proposed Transaction versus any alternative strategy or transaction; (ii) does not address any transaction related to the Proposed Transaction; (iii) is not a recommendation as to how the LPAC, the General Partners or any limited partner of the Selling Funds should vote or act (including whether to reinvest or “roll” their interests) with respect to any matters relating to the Proposed Transaction, or whether to proceed with the Proposed Transaction or any related transaction, and (iv) does not indicate that the Equity Consideration is the best possibly attainable value by any party under any circumstances; instead, it merely states whether the Equity Consideration to be paid in the Mergers is within a range suggested by certain financial analyses. The decision as to whether to proceed with the Proposed Transaction or any related transaction may depend on an assessment of factors unrelated to the financial analysis on which this Opinion is based. This letter should not be construed as creating any fiduciary duty on the part of Duff & Phelps to any party.

This Opinion is solely that of Duff & Phelps, and Duff & Phelps’ liability in connection with this letter shall be limited in accordance with the terms set forth in the engagement letter between Duff & Phelps and the Clients (and related parties) dated March 12, 2024 (the “Engagement Letter”). This letter is confidential, and its use and disclosure are strictly limited in accordance with the terms set forth in the Engagement Letter.

Disclosure of Prior Relationships

Duff & Phelps has acted as financial advisor to the LPAC and the General Partners and will receive a fee for its services. No portion of Duff & Phelps’ fee is contingent upon either the conclusion expressed in this Opinion or whether or not the Proposed Transaction is successfully consummated. Pursuant to the terms of the Engagement Letter, a portion of Duff & Phelps’ fee is payable upon the delivery by Duff & Phelps of this Opinion. Other than this engagement, during the two years preceding the date of this Opinion, Duff & Phelps has not had any material relationship with any party to the Proposed Transaction for which compensation has been received or is intended to be received, nor is any such material relationship or related compensation mutually understood to be contemplated.

Silver Lake Technology Associates IV, L.P.

SLTA SPV-1, L.P.

SLP Denali Co-Invest GP, L.L.C.

SLP Co-Invest GP, L.L.C.

The Limited Partner Advisory Committee of Silver Lake Partners IV, L.P.

April 1, 2024

Conclusion

Based upon and subject to the foregoing, Duff & Phelps is of the opinion that as of the date hereof the Equity Consideration to be received by the Selling Funds pursuant to the Mergers is fair, from a financial point of view, to the Selling Funds.

This Opinion has been approved by the Opinion Review Committee of Duff & Phelps.

Respectfully submitted,

/s/ Duff & Phelps

Duff & Phelps Opinions Practice

Kroll, LLC

ANNEX E

CONFIDENTIAL

April 1, 2024

Silver Lake Technology Associates VI, L.P., as the general partner of SLP VI (as defined below)

Silver Lake Technology Associates VII, L.P., as the general partner of SLP VII (as defined below)

SLP VI

SLP VII

c/o Silver Lake Technology Management, L.L.C.

2775 Sand Hill Road, Suite 100

Menlo Park, CA 94025

Ladies and Gentlemen:

We understand that (i) Silver Lake Technology Associates VI, L.P. (“SLTA VI”) is the general partner of Silver Lake Partners VI, L.P. (together with its alternative vehicles, “SL Partners VI”) and Silver Lake Technology Investors VI, L.P. (“SL Technology Investors VI” and, together with SL Partners VI, “SLP VI”), and (ii) Silver Lake Technology Associates VII, L.P. (“SLTA VII” and, together with SLTA VI, the “GPs”) is the general partner of Silver Lake Partners VII, L.P. (together with its alternative vehicles, “SL Partners VII”) and Silver Lake Technology Investors VII, L.P. (“SL Technology Investors VII” and, together with SL Partners VII, “SLP VII” and, together with SLP VI, the “Buying Funds”). We also understand that Silver Lake Partners IV, L.P. (together with certain alternative investment vehicles), SL SPV-1, L.P., SL SPV-1 Feeder I, L.P. and certain co-investment vehicles (collectively, the “Selling Funds”) own an equity interest (the “Endeavor Interest”) in Endeavor Group Holdings, Inc. (“EGH”) and an equity interest (the “OpCo Interest” and, together with the Endeavor Interest, the “Equity Interests”) in Endeavor Operating Company, LLC (“OpCo” and, together with EGH, the “Company”). In addition, we understand that the GPs and the Buying Funds are contemplating, via the Mergers (as defined below) pursuant to the Merger Agreement (as defined below), the indirect acquisition (the “Acquisition”) by the Buying Funds through, among other entities, Wildcat EGH Holdco, L.P. (“Holdco Parent”) and Wildcat OpCo Holdco, L.P. (“OpCo Parent” and, together with Holdco Parent, the “Parent Entities”) of the portion of the Equity Interests attributable to the limited partners of the Selling Funds (or to the general partners of the Selling Funds attributable to certain former employees and certain former members of the Silver Lake Group (as defined below)) (such portion, the “Acquired Endeavor Interests”) in EGH and the portion of the Equity Interests attributable to the limited partners of the Selling Funds (or to the general partners of the Selling Funds attributable to certain former employees and certain former members of the Silver Lake Group) (such portion, the “Acquired OpCo Interest” and, together with the Acquired Endeavor Interest, the “Acquired Equity Interests”) in OpCo for cash consideration based on an amount per share of EGH common stock equal to $27.50 (the “Per Share Consideration”).

We also understand that pursuant to the Merger Agreement, among other things, (a)(i) Wildcat OpCo Merger Sub, L.L.C., a wholly owned subsidiary of OpCo Parent (“OpCo Merger Sub”), will merge with and into OpCo, and (ii) OpCo will continue as the surviving company, owned, directly or indirectly, by OpCo Parent, Manager (as defined below) and certain Rollover Holders (as defined below) (the “OpCo Merger”), (b)(i) Wildcat Manager Merger Sub, L.L.C., a wholly owned subsidiary of Company Merger Sub (“Manager Merger Sub”), will be merged with and into Manager, and (ii) Manager will continue as the surviving company, owned by EGH (the “Manager Merger”), and (c)(i) Wildcat PubCo Merger Sub, Inc., a wholly owned subsidiary of Holdco Parent (“Company Merger Sub”), will be merged with and into EGH, and (ii) EGH will continue as the surviving corporation, owned, directly or indirectly, by Holdco Parent and certain Rollover Holders (the “Company Merger” and, together with the Manager Merger and the OpCo Merger, the “Mergers”). We further understand that certain holders of common stock of EGH and interests in OpCo, as provided by the Merger Agreement (collectively, the “Rollover Holders”), will enter into rollover agreements (the “Rollover Agreements” and the transactions contemplated thereby, the “Rollover”) with the Parent Entities, EGH and/or

Silver Lake Technology Associates VI, L.P., as the general partner of SLP VI

Silver Lake Technology Associates VII, L.P., as the general partner of SLP VII

April 1, 2024

OpCo, pursuant to which certain of their interests in OpCo will remain outstanding in the OpCo Merger (the “Rollover Units”) and certain of their shares of common stock of EGH will remain outstanding in the Company Merger (the “Rollover Shares”). We further understand that SL SPV-4, L.P. (the “New SPV”) will be acquiring an indirect equity interest in EGH and OpCo, the existing limited partners of the Selling Funds will be fully cashed out and have the option to make a new capital commitment through the New SPV, and the general partners of the Selling Funds are expected to “roll” all of their interests in EGH and OpCo (other than interests attributable to certain former employees and certain former members of the Silver Lake Group (as defined below) (who will be cashed out)) (including carried interest) into the New SPV (such transactions, the “New SPV Transactions” and, collectively with the Acquisition, the Mergers, and the Rollover, the “Transaction”).

The GPs and the Buying Funds have requested that Houlihan Lokey Capital, Inc. (“Houlihan Lokey”) provide an opinion (the “Opinion”) to the GPs (in their capacities as general partners of the Buying Funds) and the Buying Funds as to whether, as of the date hereof, the Per Share Consideration to be paid by the Parent Entities for the Acquired Equity Interests in the Mergers pursuant to the Merger Agreement is fair to the Buying Funds, collectively as a group, from a financial point of view. For purposes of our analyses and this Opinion, with your consent and approval, we have evaluated the foregoing as though the Per Share Consideration was being directly paid, and the Acquired Equity Interests directly acquired, by the Buying Funds. In addition, you have advised us, and for purposes of our analyses and this Opinion directed us to assume, that (i) prior to giving effect to the Transaction, each share of common stock of EGH and each unit of membership interest of Opco has equivalent value, (ii) after giving effect to the Transaction, the ownership of the OpCo common interests will be allocated, directly and indirectly, among the Buying Funds, the New SPV, any co-investors and the Rollover Holders ratably, in proportion to the consideration paid (or in the case of the Rollover Holders, Rollover Units or Rollover Shares retained) by such parties, and (iii) the preferred interests of OpCo to be issued in connection with preferred equity financing (the “Preferred Equity Financing”) contemplated by the Transaction are entitled to receive a return of capital and preferred return on the amount paid for such interests, and no other distributions.

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

1.

reviewed a draft of the Agreement and Plan of Merger dated March 31, 2024 (the “Merger Agreement”) by and among the Parent Entities, Company Merger Sub, Manager Merger Sub, OpCo Merger Sub, Endeavor Executive Holdco, LLC, Endeavor Executive II Holdco, LLC, Endeavor Executive PIU Holdco, LLC, EGH, OpCo and Endeavor Manager, LLC, a subsidiary of EGH (“Manager”);

2.

reviewed certain publicly available business and financial information relating to the Company, TKO Group Holdings, Inc. (“TKO Group”) and TKO Operating Company LLC (“TKO OpCo” and, together with TKO Group, “TKO”) that we deemed to be relevant;

3.

reviewed certain information relating to the historical, current and future operations, financial condition and prospects of the Company made available to us by the GPs, including (a) financial projections prepared by the management of the Company relating to the Company (the “Company Projections”) and (b) financial projections prepared by the management of TKO relating to TKO (the “TKO Projections”);

4.	spoken with certain of the GPs’ respective representatives and advisors regarding the business, operations, financial condition and prospects of the Company, TKO, the Transaction and related matters;

Silver Lake Technology Associates VI, L.P., as the general partner of SLP VI

Silver Lake Technology Associates VII, L.P., as the general partner of SLP VII

April 1, 2024

5.	compared the financial and operating performance of the Company and TKO with that of companies with publicly traded equity securities that we deemed to be relevant;

6.	considered the publicly available financial terms of certain transactions that we deemed to be relevant;

7.

reviewed the historical market prices and trading volume for certain of the Company’s and TKO’s publicly traded securities, and the historical market prices and trading volume of the publicly traded securities of certain other companies that we deemed to be relevant;

8.	conducted such other financial studies, analyses and inquiries and considered such other information and factors as we deemed appropriate.

We have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to us, discussed with or reviewed by us, or publicly available, and do not assume any responsibility with respect to such data, material and other information. We have not been provided with access to the management of the Company or TKO. We have assumed that, were we to have had access to such management, any information received from such management would not affect or change our analyses or this Opinion. At your direction, we have relied upon and assumed, that (a) the Company Projections have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of the Company as to the future financial results and condition of the Company, and (b) the TKO Projections have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of TKO as to the future financial results and condition of TKO. At your direction, we have assumed that the Company Projections and the TKO Projections provide a reasonable basis on which to evaluate the Company, TKO and the Transaction, and we have, at your direction, used and relied upon the Company Projections and the TKO Projections for purposes of our analyses and this Opinion. We express no view or opinion with respect to the Company Projections, the TKO Projections or the respective assumptions on which they are based. In addition, we have not evaluated, and express no view or opinion regarding, the capitalization of OpCo, EGH, the Parent Entities, or any other entity through which the Buying Funds will own the Acquired Equity Interests (such entities, collectively, the “Acquisition Holdcos”), whether prior to or after giving effect to the Transaction, and we have not made any review of any organizational documents or other terms relating to the rights and privileges of any securities of OpCo, EGH, the Parent Entities or the Acquisition Holdcos. We have not performed or relied upon separate financial analyses of any debt or preferred securities of OpCo, EGH, the Parent Entities or the Acquisition Holdcos based on a comparison of the terms thereof with those of debt or preferred securities of other companies or a separate discounted cash flow analysis of such debt or preferred securities based on their interest or dividend rate or other terms thereof. For purposes of our analyses and this Opinion, with your consent and approval, we did not apply any control premium, minority or illiquidity discounts or other premiums or discounts, or otherwise give effect to any rights, restrictions or limitations, that may be attributable to any security of OpCo, EGH, the Parent Entities or the Acquisition Holdcos. In addition, with your consent and approval, we did not perform a valuation of, or take into account for purposes of this Opinion, any other consideration provided for in the Transaction other than the Per Share Consideration. We have relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company or TKO since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to us that would be material to our analyses or this Opinion, and that, except as would not be material to our analyses or this Opinion, there is no information or any facts that would make any of the information reviewed by us incomplete or misleading.

We have relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the Merger Agreement and all other related documents and instruments that are

Silver Lake Technology Associates VI, L.P., as the general partner of SLP VI

Silver Lake Technology Associates VII, L.P., as the general partner of SLP VII

April 1, 2024

referred to therein are true and correct, (b) each party to Merger the Agreement and such other related documents and instruments will fully and timely perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Transaction will be satisfied without waiver thereof, and (d) the Transaction will be consummated in a timely manner in accordance with the terms described in the Merger Agreement and such other related documents and instruments, without any amendments or modifications thereto. We have relied upon and assumed, without independent verification, that (a) the Transaction will be consummated in a manner that complies in all respects with all applicable foreign, federal, state and local statutes, rules and regulations and all applicable organizational documents of OpCo, EGH, TKO, the Parent Entities, the Acquisition Holdcos and the Buying Funds, and (b) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Transaction will be obtained and that no delay, limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would result in the disposition of any assets of the Company, or otherwise have an effect on the Transaction, OpCo, EGH, TKO, the Parent Entities, the Acquisition Holdcos or the Buying Funds that would be material to our analyses or this Opinion.

Furthermore, in connection with this Opinion, we have not been requested to make, and have not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of the Buying Funds, the Company, TKO or any other party, nor were we provided with any such appraisal or evaluation. We did not estimate, and express no opinion regarding, the liquidation value of any entity or business. We have undertaken no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Buying Funds, the Company or TKO is or may be a party or is or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Buying Funds, the Company or TKO is or may be a party or is or may be subject.

We have not been requested to, and did not, (a) initiate or participate in any discussions or negotiations with, or solicit any indications of interest from, third parties with respect to the Transaction, the securities, assets, business or operations of the Buying Funds, the GPs, the Company, TKO or any other party, or any alternatives to the Transaction, (b) negotiate the terms of the Transaction, (c) advise the Buying Funds, the GPs or any other party with respect to alternatives to the Transaction or (d) identify, introduce to the Buying Funds, the GPs or any other party, or screen for creditworthiness, any prospective investors, lenders or other participants in the Transaction. We express no view or opinion as to any such matters, including the terms that could have been obtained if any of the foregoing had been undertaken. Representatives of the GPs have advised us, and we have relied upon and assumed, without independent verification, that the terms of the Transaction have been negotiated on an arms-length basis. This Opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We have not undertaken, and are under no obligation, to update, revise, reaffirm or withdraw this Opinion, or otherwise comment on or consider events occurring or coming to our attention after the date hereof. We are not expressing any view or opinion as to the price or range of prices at which any securities of the Buying Funds, the Company or TKO may be purchased or sold, or otherwise be transferable, at any time.

This Opinion is furnished solely for the use of the GPs (solely in their respective capacities as the general partners of the Buying Funds) and the Buying Funds (as legal entities that are separate and distinct from their respective general or limited partners) in connection with their evaluation of the Transaction and may not be relied upon by any other person or entity (including, without limitation, security holders, creditors or other constituencies of the Buying Funds or the GPs) or used for any other purpose without our prior written consent except, in each case, as otherwise expressly provided, and subject to compliance with the procedures set forth, in the agreement, dated March 14, 2024 (the “Engagement Letter”), among Houlihan Lokey, the GPs, the Buying

Silver Lake Technology Associates VI, L.P., as the general partner of SLP VI

Silver Lake Technology Associates VII, L.P., as the general partner of SLP VII

April 1, 2024

Funds and Silver Lake Technology Management, L.L.C. (“SL Technology Management” and, together with the GPs and the Buying Funds, the “Silver Lake Entities”). This Opinion should not be construed as creating any fiduciary duty on Houlihan Lokey’s part to any party. This Opinion is not intended to be, and does not constitute, a recommendation to the Buying Funds, the GPs, the Company, any of their respective security holders or any other party as to how to act or vote or make any election with respect to the Transaction or otherwise, including, without limitation, whether any limited partner of the Selling Funds should make a new capital commitment through the New SPV. This Opinion may not be disclosed, reproduced, disseminated, quoted, summarized or referred to at any time, in any manner or for any purpose, nor shall any references to Houlihan Lokey or any of its affiliates be made, without the prior written consent of Houlihan Lokey, except, in each case, as otherwise expressly provided, and subject to compliance with the procedures set forth, in the Engagement Letter.

In the ordinary course of business, certain of our employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, one or more of the Buying Funds, the GPs, the Company, TKO or any other party that may be involved in the Transaction and their respective affiliates or security holders or any currency or commodity that may be involved in the Transaction.

Houlihan Lokey and/or certain of its affiliates have in the past provided investment banking, financial advisory and/or other financial or consulting services to Silver Lake Group, LLC (“Silver Lake”), or one or more security holders or affiliates of, and/or portfolio companies of investment funds affiliated or associated with, Silver Lake (collectively, with Silver Lake, the “Silver Lake Group”), for which Houlihan Lokey and its affiliates have received compensation. In addition, Houlihan Lokey and/or certain of its affiliates is/are currently providing investment banking, financial advisory and/or other financial or consulting services to the GPs, the Buying Funds and certain other members of the Silver Lake Group for which Houlihan Lokey and its affiliates have received, and may receive, compensation. Houlihan Lokey and certain of its affiliates may provide investment banking, financial advisory and/or other financial or consulting services to the Company, TKO, the GPs, the Buying Funds, the Selling Funds, the New SPV, members of the Silver Lake Group, other participants in the Transaction or certain of their respective affiliates or security holders in the future, for which Houlihan Lokey and its affiliates may receive compensation. In addition, Houlihan Lokey and certain of its affiliates and certain of our and their respective employees may have committed to invest in private equity or other investment funds managed or advised by Silver Lake, other participants in the Transaction or certain of their respective affiliates or security holders, and/or in portfolio companies of such funds, and may have co-invested with the members of the Silver Lake Group, other participants in the Transaction or certain of their respective affiliates or security holders, and may do so in the future. Furthermore, in connection with bankruptcies, restructurings, distressed situations and similar matters, Houlihan Lokey and certain of its affiliates may have in the past acted, may currently be acting and/or may in the future act as financial advisor to debtors, creditors, equity holders, trustees, agents and other interested parties (including, without limitation, formal and informal committees or groups of creditors) that may have included or represented and may include or represent, directly or indirectly, or may be or have been adverse to, the Company, TKO, the GPs, the Buying Funds, the Selling Funds, the New SPV, members of the Silver Lake Group, other participants in the Transaction or certain of their respective affiliates or security holders, for which advice and services Houlihan Lokey and its affiliates have received and may receive compensation.

Houlihan Lokey will receive a fee for rendering this Opinion, which fee is not contingent upon the successful completion of the Transaction or the conclusion contained in this Opinion. In addition, the Silver Lake Entities have agreed to reimburse certain of our expenses and to indemnify us and certain related parties for certain potential liabilities arising out of our engagement.

Silver Lake Technology Associates VI, L.P., as the general partner of SLP VI

Silver Lake Technology Associates VII, L.P., as the general partner of SLP VII

April 1, 2024

We have not been requested to opine as to, and this Opinion does not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of any Silver Lake Entity, EGH, OpCo, any of their respective security holders, or any other party to proceed with or effect the Transaction, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Transaction or otherwise (other than the Per Share Consideration to the extent expressly specified herein), including, without limitation, the New SPV Transactions, the Rollover, the Mergers or the terms of the organizational documents of OpCo, EGH, the Parent Entities, the Acquisition Holdcos or the Buying Funds, (iii) the fairness of any portion or aspect of the Transaction to the holders of any class of securities, creditors or other constituencies of any Silver Lake Entity, OpCo or EGH, or to any other party (except if and only to the extent expressly set forth in the last sentence of this Opinion), including, without limitation, the fairness of any consideration to be received by the Selling Funds or any other direct or indirect security holder of OpCo or EGH in the Mergers, (iv) the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available for any Silver Lake Entity, OpCo, EGH or any other party, (v) the fairness of any portion or aspect of the Transaction to any one class or group of any Silver Lake Entity’s, OpCo’s, EGH’s or any other party’s security holders or other constituents vis-à-vis any other class or group of any Silver Lake Entity’s, OpCo’s, EGH’s or such other party’s security holders or other constituents, (vi) whether or not the Company, the New SPV, the GPs, the Buying Funds or any other party is receiving or paying reasonably equivalent value in the Transaction, (vii) the solvency, creditworthiness or fair value of any Silver Lake Entity, OpCo, TKO, EGH or any other participant in the Transaction, or any of their respective assets (including, without limitation, the Equity Interests or the Acquired Equity Interests) under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, (viii) the allocation of the Per Share Consideration and any other consideration among the Buying Funds, the New SPV and/or any parallel investment vehicles, (ix) the form, structure or any aspect or terms of any debt or equity financing for, or in connection with, the Transaction or the likelihood of obtaining such financing, including without limitation, the Preferred Equity Financing or the sale by the Company of any assets or businesses in connection therewith or otherwise, (x) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Transaction, any class of such persons or any other party, relative to the Per Share Consideration or otherwise, (xi) the treatment of any of the GPs, the limited partners of any of the Buying Funds or any other person in connection with the Transaction, or (xii) the financial or other implications and effects of the Transaction on any of the GPs or the Buying Funds, EGH, OpCo, TKO or any other party (including, without limitation, any aspects relating to the operations or other activities of any of the GPs or the Buying Funds, EGH, OpCo, TKO or any other party following the consummation of the Transaction) (it being understood that whether or not the Per Share Consideration to be paid by the Buying Funds for the Acquired Equity Interests in the Acquisition pursuant to the Merger Agreement is fair to the Buying Funds, collectively as a group, from a financial point of view is not excluded by this clause (xi)). Furthermore, we are not expressing any opinion, counsel or interpretation regarding matters that require legal, regulatory, environmental, accounting, insurance, tax or other similar professional advice. We have assumed that such opinions, counsel or interpretations have been or will be obtained from the appropriate professional sources. Furthermore, with your consent we have relied on the assessments by the Buying Funds, the GPs and their respective advisors as to all legal, regulatory, environmental, accounting, insurance, tax and other similar matters with respect to the Buying Funds, the Company, TKO, the Transaction or otherwise. The issuance of this Opinion was approved by a committee authorized to approve opinions of this nature.

Silver Lake Technology Associates VI, L.P., as the general partner of SLP VI

Silver Lake Technology Associates VII, L.P., as the general partner of SLP VII

April 1, 2024

Based upon and subject to the foregoing, and in reliance thereon, it is our opinion that, as of the date hereof, the Per Share Consideration to be paid by Parent Entities for the Acquired Equity Interests in the Mergers pursuant to the Merger Agreement is fair to the Buying Funds, collectively as a group, from a financial point of view.

Very truly yours,

/s/ Houlihan Lokey Capital, Inc.

HOULIHAN LOKEY CAPITAL, INC.

Annex F

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (this “Agreement”), dated as of April 2, 2024, is entered into by and among Endeavor Group Holdings, Inc., a Delaware corporation (the “Company”), Endeavor Manager, LLC, a Delaware limited liability company (“Manager”), Endeavor Operating Company, LLC, a Delaware limited liability company (“OpCo” and together with the Company and Manager, the “Company Entities”), Silver Lake West HoldCo, L.P., a Delaware limited partnership (“SLP West HoldCo”), and Silver Lake West HoldCo II, L.P., a Delaware limited partnership (“SLP West HoldCo II” and together with SLP West HoldCo, the “Stockholders” and, together with the Company Entities, the “Parties” and each, a “Party”). All capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

WHEREAS, as of the date hereof, except as disclosed in the Schedule 13D filed in respect of the Subject Securities prior to the date of this Agreement, (a) SLP West HoldCo is the record and beneficial owner of (i) 495,494 shares of Class A Common Stock of the Company, (ii) 82,138,074 shares of Class X Common Stock of the Company, (iii) 82,138,074 shares of Class Y Common Stock of the Company and (iv) 82,138,074 common units of OpCo (“OpCo Membership Interests”) and (b) SLP West HoldCo II is the record and beneficial owner of (i) 91,480,988 shares of Class A Common Stock of the Company and (ii) 87,254,147 shares of Class Y Common Stock of the Company, and all such Shares and OpCo Membership Interests, and any securities convertible into or exercisable or exchangeable or redeemable for such Shares or OpCo Membership Interests, together with any New Securities (as defined below) the Stockholders acquire record or beneficial ownership on or after the date hereof, whether by purchase, upon exercise or conversion of any securities or otherwise (collectively, the “Subject Securities”). As used in this Agreement, “beneficially own” and “beneficially ownership” shall mean such terms as defined in Rule 13d-3 under the Exchange Act, and a “beneficial owner” shall mean, in respect to any security, a Person who beneficially owns such security;

WHEREAS, Wildcat EGH Holdco, L.P., a Delaware limited partnership (“HoldCo Parent”), Wildcat OpCo Holdco, L.P., a Delaware limited partnership (together with HoldCo Parent, the “Parent Entities”), Wildcat PubCo Merger Sub, Inc., a Delaware corporation (“Company Merger Sub”), Wildcat Manager Merger Sub, L.L.C., a Delaware limited liability company (“Manager Merger Sub”), Wildcat OpCo Merger Sub, L.L.C., a Delaware limited liability company (together with Company Merger Sub and Manager Merger Sub, the “Merger Subs”) and the Company Entities have entered into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended or otherwise modified from time to time, the “Merger Agreement”), which provides, among other things, for the Parent Entities, the Merger Subs and the Company Entities consummating the Mergers upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, the Special Committee and the Executive Committee (acting upon the Special Committee Recommendation) have, prior to the execution and delivery of this Agreement, unanimously (i) determined that the Merger Agreement and transactions contemplated thereby, including the Mergers, are fair to and in the best interests of the Company and its stockholders, including the Public Stockholders, (ii) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, (iii) authorized and approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the transactions contemplated thereby upon the terms and subject to the conditions set forth therein and (iv) recommended the adoption of the Merger Agreement by the stockholders of the Company; and

WHEREAS, as a condition and inducement to the willingness of the Company Entities to enter into the Merger Agreement, the Stockholders have agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

ARTICLE I

WRITTEN CONSENT; AGREEMENT TO VOTE

1.1 Written Consent. As promptly as practicable following the execution of this Agreement, but in no event later than twelve hours thereafter, the Stockholders shall, in their capacity as holders of shares of Company Class A Common Stock, shares of Company Class X Common Stock and shares of Company Class Y Common Stock and holders of Shares generally, duly execute and validly deliver to the Company Entities a written consent in respect of all their Subject Securities adopting, approving and ratifying the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement, in each case, in compliance with the certificate of incorporation and bylaws of the Company, in the form attached hereto as Exhibit A (the “Written Consent”). The Stockholders irrevocably and unconditionally agree that, once the Written Consent is delivered, the Stockholders will not, without the prior written consent of the Company (acting upon the recommendation of the Special Committee), revoke, supersede or modify in any way the Written Consent, unless and until this Agreement shall have been validly terminated in accordance with Section 5.2. In the event that the Merger Agreement is modified or amended in accordance with its terms after the execution of the Written Consent and such modification or amendment is not materially adverse to the Stockholders, the Stockholders shall promptly (and in any event within one (1) Business Day) execute and deliver to the Company a modified version of the Written Consent (in a form reasonably approved by the Company), covering all of the Stockholders’ Subject Securities and adopting the Merger Agreement (as modified or amended), approving the Mergers and the other transactions contemplated by the Merger Agreement. For the avoidance of doubt, nothing in this Agreement shall in any way limit the Parent Parties from terminating the Merger Agreement in accordance with the terms thereof.

1.2 Agreement to Vote. Subject to the terms of this Agreement, the Stockholders hereby irrevocably and unconditionally agree that, during the time this Agreement is in effect, at any annual or special meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, the Stockholders shall, in each case to the fullest extent that the Stockholders’ Subject Securities are entitled to vote thereon in its capacity as a stockholder: (a) appear at each such meeting or otherwise cause all such Subject Securities to be counted as present thereat for purposes of determining a quorum; and (b) be present (in person or by proxy) and vote (or cause to be voted), or deliver (or cause to be delivered) any written consents with respect to, as applicable, all of their Subject Securities (in their capacity as record and beneficial owners of shares of Company Class A Common Stock, shares of Company Class X Common Stock, and shares of Company Class Y Common Stock and record and beneficial owners of Shares generally) (i) (x) to the extent the Written Consent becomes revoked, superseded or modified in any way, in favor of the adoption of the Merger Agreement and the approval of the Mergers and the other transactions contemplated by the Merger Agreement, (y) in favor of any other matters necessary or presented or proposed for the transactions contemplated by the Merger Agreement to be timely consummated and (z) in favor of any other matter in respect of which approval of the Company’s stockholders is unanimously requested by the Executive Committee in connection with the Company’s stockholders’ adoption of the Merger Agreement and the approval of the Mergers and the other transactions contemplated by the Merger Agreement; (ii) against any action, agreement or transaction that would reasonably be expected to (A) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company Entities, the Parent Entities or the Merger Subs contained in the Merger Agreement, or of the Stockholders contained in this Agreement or (B) result in any of the conditions set forth in Article VIII of the Merger Agreement not being satisfied or would result in the satisfaction of any of the conditions set forth in Article VIII of the Merger Agreement being delayed; and (iii) against any Acquisition Proposal or other action, agreement or transaction involving the Company that is intended, or would reasonably be expected, to impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the Mergers or the other transactions contemplated by the Merger Agreement (provided, that the foregoing shall not require the Stockholders to vote against any Acquisition Proposal or any other proposal made in opposition to the Merger Agreement, the Mergers or the transactions contemplated by the Merger Agreement if, prior to such vote, the Company has terminated the Merger Agreement pursuant to Section 9.01(e)(i) of the Merger Agreement). Until the earlier of the Effective Time or the valid termination of this Agreement in accordance with Section 5.2, each Stockholder shall (x) retain at all times the right to vote its respective Subject Securities in such Stockholder’s sole discretion on any matters other than those set forth in this Section 1.2 that are at any time or from time to time presented for consideration to the Company’s stockholders generally and (y) not consent, in its capacity as a stockholder of the Company, to matters inconsistent with the voting obligations set forth in the preceding clauses (ii) through (iii). The obligations of the Stockholders specified in this Section 1.2 shall apply whether or not (A) the Mergers are recommended by the Executive Committee of the Company or (B) there has been any Adverse Recommendation Change. Except as set forth in this Section 1.2, nothing in this Agreement shall limit the right of the Stockholders to vote in favor of, against or abstain with respect to any matter presented to the stockholders of the Company.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

Each Stockholder represents and warrants to the Company Entities that:

2.1 Authorization; Binding Agreement. Such Stockholder is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization. Such Stockholder has the necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by such Stockholder has been duly and validly authorized by all necessary organizational action on the part of such Stockholder, and no other organizational proceedings on the part of such Stockholder are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Stockholder and, assuming the due authorization, execution and delivery by the Company Entities, constitutes a valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms, subject to the Enforceability Exceptions.

2.2 Non-Contravention. Neither the execution and delivery of this Agreement by such Stockholder nor the consummation of the transactions contemplated hereby nor compliance by such Stockholder with any provisions herein will (a) require any consent, approval, authorization or permit of, filing or registration with, notification or report to, or expiration of waiting periods from, any Governmental Authority on the part of such Stockholder, except for compliance with the applicable requirements of the Securities Act, the Exchange Act or any other United States or federal securities laws and the rules and regulations promulgated thereunder, (b) violate, conflict with, or result in a breach of any provisions of, or require any consent, waiver or approval or result in a default or loss of a benefit (or give rise to any right of termination, cancellation, modification or acceleration or any event that, with the giving of notice, the passage of time or otherwise, would constitute a default or give rise to any such right) under any of the terms, conditions or provisions of any Contract or other legally binding instrument or obligation to which such Stockholder is a party or by which such Stockholder or any of its assets may be bound, (c) result (or, with the giving of notice, the passage of time or otherwise, would result) in the creation or imposition of any Lien on any assets (including Subject Securities) of such Stockholder (other than any restrictions created by this Agreement or the Company Entities, under applicable federal or state securities laws or pursuant to any written policies of the Company with respect to the trading of securities in connection with insider trading restrictions (collectively, “Permitted Encumbrances”)), or (d) violate any Laws applicable to such Stockholder or by which any of its assets (including Subject Securities) are bound, except as would not, in the case of each of the preceding clauses (b), (c) and (d), reasonably be expected to have, individually or in the aggregate, a material adverse effect on such Stockholder’s ability to timely perform its obligations under this Agreement. Other than the filings and reports pursuant to and in compliance with the Exchange Act, no filings, notifications, approvals or other consents are required to be obtained by such Stockholder from, or to be given by such Stockholder to, or to be made by such Stockholder with, any Governmental Authority in connection with the execution, delivery and performance by such Stockholder of this Agreement.

2.3 Ownership of Subject Securities; Total Shares. Such Stockholder is, as of the date hereof, and at all times during the term, except as disclosed in the Schedule 13D filed in respect of the Subject Securities prior to the date of this Agreement, the sole record and beneficial owner of all such Stockholder’s Subject Securities and has good and marketable title to all such Subject Securities free and clear of any Lien, except Permitted Encumbrances. The 495,494 shares of Class A Common Stock of the Company, 82,138,074 shares of Class X Common Stock of the Company and 82,138,074 shares of Class Y Common Stock of the Company owned by SLP West Holdco and 91,480,988 shares of Class A Common Stock of the Company and 87,254,147 shares of Class Y Common Stock of the Company owned by SLP West Holdco II constitute all of the shares of “voting stock” of the Company of which the Stockholders are the “owners” (as such terms are defined in Section 203 of the Delaware General Corporation Law) as of the time that the Executive Committee (acting upon the Special Committee Recommendation) and the Special Committee approved the Merger Agreement. Without limiting the foregoing, as of the date hereof, other than the Subject Securities, the Stockholders and their Affiliates do not own beneficially or of record, and do not have any right to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing), any Shares (or any securities convertible into or exercisable or exchangeable or redeemable for Shares) or any interest therein.

2.4 Voting Power. The Stockholders have full voting power with respect to all the Subject Securities, and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all the Subject Securities, subject to any Permitted Encumbrances. None of the Subject Securities are subject to any stockholders’ agreement (other than the OpCo Operating Agreement, the Registration Rights Agreement and the Stockholders Agreement dated as of April 28, 2021, among the Company, the Stockholders, the Management Holders and the other stockholders of the Company party thereto (as amended, restated or otherwise modified from time to time, the “Company Stockholders Agreement”)), proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Securities, except as provided hereunder. Such Stockholder has not entered into any Contract that is inconsistent with, or would in any way restrict, limit or interfere with the performance of such Stockholder’s obligations hereunder.

2.5 Reliance. Such Stockholder understands and acknowledges that the Company Entities are entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

2.6 Absence of Litigation. With respect to such Stockholder, as of the date hereof, there is no Action pending against, or, to the actual knowledge of such Stockholder, threatened in writing against it or any of its assets (including Shares beneficially owned by such Stockholder) before or by any Governmental Authority that would reasonably be expected to prevent or materially delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise materially impair such Stockholder’s ability to perform its obligations hereunder (including, for the avoidance of doubt, the due execution and valid delivery of the Written Consent).

2.7 Brokers. No broker, finder, investment banker, financial advisor, or other Person is entitled to any brokerage, finder’s or other similar fee or commission, or the reimbursement of expenses, from the Company prior to the Effective Time in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF COMPANY ENTITIES

The Company Entities represent and warrant to the Stockholders that:

3.1 Organization and Qualification. Each of the Company Entities is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization and has all necessary power and authority: (a) to conduct its business in the manner in which its business is currently being conducted; and (b) to own and use its assets in the manner in which its assets are currently owned and used, in the case of each clauses (a) and (b), except where the failure would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company Entities’ ability to timely perform its obligations under this Agreement.

3.2 Authority for this Agreement. Each of the Company Entities has the necessary corporate (or equivalent) power and authority to enter into, and to perform its obligations under, this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company Entities have been duly and validly authorized by all necessary entity action on the part of each of the Company Entities, and no other entity proceedings on the part of the Company Entities are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company Entities, and assuming due authorization, execution and delivery by the Stockholders, this Agreement constitutes a legal, valid and binding obligation of the Company Entities and is enforceable against the Company Entities in accordance with its terms, subject to the Enforceability Exceptions.

3.3 Non-Contravention. None of the execution and delivery by each Company Entity of this Agreement, the performance by each Company Entity of its obligations hereunder or the consummation by each of the Company Entities of the transactions contemplated hereby will (a) result in a violation or breach of any agreement to which each Company Entity is a party or by which each Company Entity may be bound, (b) violate any law or order applicable to each of the Company Entities or (c) violate any constituent or organizational documents of each Company Entity, except as would not, in the case of each of clauses (a) and (b), reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company Entities’ ability to perform their obligations under this Agreement.

3.4 Absence of Litigation. With respect to the Company Entities, as of the date hereof, there is no Action pending against, or, to the actual knowledge of the Company Entities, threatened in writing against the Company Entities before or by any Governmental Authority that would reasonably be expected to prevent or materially delay or impair the consummation by the Company Entities of the transactions contemplated by this Agreement or otherwise materially impair the ability the Company Entities to perform their obligations hereunder.

ARTICLE IV

ADDITIONAL COVENANTS

The Stockholders hereby covenant and agree that:

4.1 No Transfer; No Inconsistent Arrangements. From and after the date hereof and until this Agreement is validly terminated in accordance with Section 5.2, the Stockholders shall not, directly or indirectly, without the prior written consent of the Company (acting upon the recommendation of the Special Committee), (a) create or permit to exist any Lien on any of the Subject Securities, (b) transfer, sell, assign, gift, hedge, lend, pledge or otherwise dispose of (including by sale or merger, by tendering into any tender or exchange offer, by testamentary disposition, by liquidation or dissolution, by dividend or distribution, by operation of Law or otherwise), either voluntarily or involuntarily, or enter into any derivative arrangement with respect to (collectively, “Transfer”), any of the Subject Securities or any right, title or interest thereto (including any right or power to vote to which the Stockholders may be entitled), (c) enter into (or cause to be entered into) any Contract with respect to any Transfer described in the preceding clause (b), (d) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent in or with respect to any the Subject Securities, (e) deposit or permit the deposit of any of the Subject Securities into a voting trust or enter into a voting agreement or arrangement with respect to any of the Subject Securities (other than this Agreement), (f) enter into any Contract or otherwise take any other action that is inconsistent with, or would in any way restrict, limit or interfere with the performance of the Stockholders’ obligations hereunder or (g) approve or consent to any of the forgoing; provided, however, that after the date on which the Written Consent is provided by the Stockholders, Transfers of the Subject Securities may be made without the prior written consent of the Company so long as (i) the transferees thereof agree to be bound by the obligations of the Stockholders hereunder with respect to the Subject Securities being so Transferred and (ii) such Transfers would not prevent, impede, impair or delay the consummation of the Transactions. Any action taken in violation of the foregoing sentence shall be null and void ab initio. If any involuntary Transfer of any of the Subject Securities shall occur (including, but not limited to, a sale by the Stockholders’ trustees in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), such transferees (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Securities subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until the date this Agreement is validly terminated in accordance with Section 5.2.

4.2 No Exercise of Appraisal Rights. The Stockholders irrevocably waive and agree not to exercise any appraisal rights or dissenters’ rights in respect of the Subject Securities that may arise in connection with the Mergers and agree not to commence, participate in, assist or knowingly encourage in any way any Action to seek (or file any petition related to) appraisal rights or dissenters’ rights in connection with the Mergers, including pursuant to Section 262 of the DGCL.

4.3 New Shares; Adjustments. Any shares of capital stock or other equity securities of the Company that are issued to, or that any Stockholder acquires record or beneficial ownership of, after the date of this Agreement and prior to the valid termination of this Agreement in accordance with Section 5.2, whether pursuant to purchase, exercise, exchange or conversion of, or other transaction involving any and all options, rights or other securities (“New Shares”), shall be subject to the terms and conditions of this Agreement to the same extent as if they comprised the Shares as of the date hereof. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company affecting the Subject Securities, the terms of this Agreement shall apply to the resulting securities and the term “Subject Securities” shall be deemed to refer to and include such securities.

4.4 Waiver of Certain Actions; Release. The Stockholders hereby agree not to commence, participate in, assist or knowingly encourage in any way, and agree to take all actions necessary to opt out of any class in any class action with respect to, any Action, derivative or otherwise, against the Company Entities or any of their respective successors or their Affiliates and each of their successors and assigns and their respective directors and officers (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the Closing), except to enforce the terms thereof or (b) alleging a breach of any duty of the Executive Committee or the Special Committee (or the applicable directors serving on the Executive Committee or the Special Committee) or any other Person in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby (including the negotiation or entry into any such agreement).

ARTICLE V

MISCELLANEOUS

5.1 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service (with proof of delivery), or by email (with confirmation by return email) to the respective Parties at the following coordinates (or at such other coordinates for a Party as shall be specified in a notice given in accordance with this Section 5.1):

(a) if to the Stockholders:

Silver Lake

2775 Sand Hill Road

Suite 100

Menlo Park, CA 94025

Attention: Karen King

Email:   karen.king@silverlake.com

with a copy to:

Silver Lake

55 Hudson Yards

40th Floor

New York, NY 10001

Attention: Andrew J. Schader

Email:   andy.schader@silverlake.com

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attention: Elizabeth A. Cooper

   Christopher May

Email:   ecooper@stblaw.com

   cmay@stblaw.com

and with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

2475 Hanover Street

Palo Alto, California 94304

Attention: Mark W. Myott

E-mail:   mark.myott@stblaw.com

(b) if to the Company Entities:

Endeavor Group Holdings, Inc.

9601 Wilshire Blvd, Third Floor

Beverly Hills, CA 90210

Attention: Jason Lublin

     Seth Krauss

     Courtney Braun

     Robert Hilton

Email:   jlublin@endeavorco.com

     skrauss@endeavorco.com

     cbraun@endeavorco.com

     rhilton@endeavorco.com

and with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

1271 Avenue of the Americas

New York, NY 10020

Attention: Justin Hamill

     Michael Anastasio

     Ian Nussbaum

Email:   justin.hamill@lw.com

     michael.anastasio@lw.com

     ian.nussbaum@lw.com

and with a copy (which shall not constitute notice) to:

Cravath, Swaine and Moore LLP

Worldwide Plaza

825 Eighth Avenue

New York, NY 10019

Attention: Faiza Saeed

     Claudia Ricciardi

Email:   fsaeed@cravath.com

     cricciardi@cravath.com

5.2 Termination. This Agreement shall terminate automatically, without any notice or other action by any Person, upon the earlier of (i) the valid termination of the Merger Agreement in accordance with its terms and (ii) Company Merger Effective Time. Upon termination of this Agreement, no Party shall have any further obligations or liabilities under this Agreement; provided, however, that the provisions of this Article V shall survive in full force and effect such termination of this Agreement.

5.3 Interpretation and Rules of Construction. Section 10.03 of the Merger Agreement (other than the eighteenth, nineteenth and twenty-first sentence thereof) shall apply to, and govern, this Agreement, mutatis mutandis.

5.4 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the matters contemplated hereby are not affected in any manner materially adverse to any Party; provided, that the Parties intend that the remedies and limitations thereon contained in this Agreement, including Section 5.12, shall not be severable or subject to modification in any manner that increases the liabilities or obligations of any Party or Non-Recourse Party (as defined below), and these provisions shall be construed as an integral provision of this Agreement. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced (except those referenced in the immediately preceding proviso), the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the matters contemplated hereby be effected as originally contemplated to the fullest extent possible.

5.5 Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof.

5.6 Assignment. Neither this Agreement nor any of the Parties’ respective rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of Law or otherwise by any of the Parties without the prior written consent of the other Parties (provided that, with respect to any such assignment by the Company Entities, the Special Committee has approved such assignment). No assignment by any Party shall relieve such Party of any of its obligations hereunder. Subject to the immediately preceding sentence, any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

5.7 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each Party and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, except for the rights of the Non-Recourse Parties set forth in Section 5.12.

5.8 Specific Performance. The Parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Each Party agrees that, in the event of any breach or threatened breach by any other Party of any covenant or obligation contained in this Agreement, the non-breaching Party shall be entitled (in addition to any other remedy that may be available to it whether in Law, equity or otherwise, including monetary damages) to (i) an Order of specific performance to enforce the observance and performance of such covenant or obligation and (ii) an injunction restraining such breach or threatened breach. The parties hereto agree not to assert that a remedy of specific performance is unenforceable, invalid, contrary to Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at Law. Each Party further agrees that no other Party or any other person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 5.8, and each Party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. The Parties acknowledge and agree that the right of specific performance contemplated by this Section 5.8 is an integral part of the Agreement, and without that right, none of the Parties would have entered into this Agreement.

5.9 Governing Law.

(a) This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware without regard to the principles of conflicts of law that would cause the application of law of any jurisdiction other than those of the State of Delaware.

(b) The Parties agree that any Action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transactions (whether brought by any Party or any of its Affiliates or against any Party or any of its Affiliates) shall be heard and determined exclusively in the Court of Chancery of the State of Delaware; provided, however, that, if such court does not have jurisdiction over such Action, such Action shall be heard and determined exclusively in any federal or state court located in the State of Delaware. Consistent with the preceding sentence, each of the Parties hereby (i) submits to the exclusive jurisdiction of any federal or state court sitting in the State of Delaware for the purpose of any Action arising out of or relating to this Agreement brought by any Party; (ii) agrees that service of process will be validly effected by sending notice in accordance with Section 5.1; and (iii) irrevocably waives, and agrees not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the Transactions may not be enforced in or by any of the above named courts.

5.10 Waiver of Jury Trial. EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS. EACH OF THE PARTIES HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.10.

5.11 Amendments and Waivers. This Agreement may not be amended, modified or waived in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment or waiver, as applicable, hereto, signed on behalf of each of the Parties in interest at the time of the amendment or waiver, as applicable (provided that, with respect to any Company Entities, the Special Committee has approved such amendment, modification or waiver). The failure of any Party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

5.12 Non-Recourse. This Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as parties and then only with respect to the specific obligations set forth herein with respect to such Party. No former, current or future officers, employees, directors, partners, equity holders, managers, members, attorneys, agents, advisors or other Representatives of any Party (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of any Party under this Agreement or for any claim or proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the matters contemplated hereby or in respect of any written or oral representations made or alleged to be made in connection herewith. In furtherance and not in limitation of the foregoing, each Party covenants, agrees and acknowledges that no recourse under this Agreement or any other agreement referenced herein or in connection with the matters contemplated hereby shall be sought or had against any Non-Recourse Party. Notwithstanding anything to the contrary, the Stockholders shall not constitute “Non-Recourse Parties” for purposes of this Agreement.

5.13 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission or other means of electronic transmission, such as by electronic mail in “pdf” form) in counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

5.14 Expenses. Unless specified otherwise herein, all expenses incurred in connection with this Agreement shall be paid by the Party incurring such expenses, whether or not the Mergers or any other Transaction is consummated.

5.15 Further Assurances. Upon the reasonable request of the Company, the Stockholders will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable, to perform its obligations under this Agreement.

5.16 No Agreement Until Executed. This Agreement shall not be effective unless and until this Agreement is executed by all Parties.

5.17 No Ownership Interest. Except as otherwise provided herein, nothing contained in this Agreement shall be deemed to vest in the Company Entities any direct or indirect ownership or incidence of ownership of or with respect to the Subject Securities. All rights, ownership and economic benefits of and relating to the Subject Securities shall remain vested in and belong to the Stockholders, and the Company Entities shall not have any authority to exercise any power or authority to direct the Stockholders in the voting of any of the Shares, except as otherwise provided herein or in the Company Stockholders Agreement.

5.18 Certain Defined Terms. This Agreement is the “Voting Agreement” as defined in the Merger Agreement.

[Signature Pages Follow]

F-10

The Parties are executing this Agreement on the date set forth in the introductory clause.

Endeavor Group Holdings, Inc.

By:	/s/ Jason Lublin
Name: Jason Lublin
Title: Chief Financial Officer

Endeavor Manager, LLC

By:	/s/ Jason Lublin
Name: Jason Lublin
Title: Chief Financial Officer

Endeavor Operating Company, LLC

By:	/s/ Jason Lublin
Name: Jason Lublin
Title: Chief Financial Officer

[Signature Page to Voting and Support Agreement]

STOCKHOLDERS

SILVER LAKE WEST HOLDCO, L.P.

By:	Silver Lake West VoteCo, L.L.C., its
general partner

By:	/s/ Egon Durban
Name:	Egon Durban
Title:	Managing Member

SILVER LAKE WEST HOLDCO II, L.P.

By:	Silver Lake West VoteCo, L.L.C., its
general partner

By:	/s/ Egon Durban
Name:	Egon Durban
Title:	Managing Member

[Signature Page to Voting and Support Agreement]

Exhibit A

Written Consent

[See attached.]

ACTION BY WRITTEN CONSENT

OF STOCKHOLDERS OF

ENDEAVOR GROUP HOLDINGS, INC.

As of April 2, 2024

The undersigned holders (the “Stockholders”) of, collectively, a majority of the voting power of the outstanding shares of (i) Class A common stock, par value $0.00001 per share (the “Class A Common Stock”), of Endeavor Group Holdings, Inc., a Delaware corporation (the “Company”), (ii) Class B common stock, par value $0.00001 per share (the “Class B Common Stock”), of the Company, (iii) Class C common stock, par value $0.00001 per share (the “Class C Common Stock”), of the Company, (iv) Class X common stock, par value $0.00001 per share (the “Class B Common Stock”), of the Company and (v) Class Y common stock, par value $0.00001 per share (the “Class Y Common Stock” and, together with the Class A Common Stock, the Class B Common Stock, the Class C Common Stock and the Class X Common Stock, the “Company Common Stock”), of the Company, do hereby irrevocably consent in writing to the taking of the following actions and do hereby adopt the following resolutions by written consent (this “Action by Written Consent”) pursuant to Section 228 and Section 251 of the Delaware General Corporation Law (the “DGCL”) and as authorized by the Amended and Restated Certificate of Incorporation of the Company, dated as of April 28, 2021 (as may be amended, modified or restated from time, the “Certificate of Incorporation”), and the Amended and Restated Bylaws of the Company (as may be amended, modified or restated from time, the “Bylaws”):

WHEREAS, the Company has entered into that certain Agreement and Plan of Merger, dated as of April 2, 2024 (the “Merger Agreement”), by and among Wildcat EGH Holdco, L.P., a Delaware limited partnership (“Holdco Parent”), Wildcat OpCo Holdco, L.P., a Delaware limited partnership (“OpCo Parent” and, together with Holdco Parent, the “Parent Entities” and each, a “Parent Entity”), Wildcat PubCo Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Holdco Parent (“Company Merger Sub”), Wildcat Manager Merger Sub, L.L.C., a Delaware limited liability company and wholly-owned subsidiary of Company Merger Sub (“Manager Merger Sub”), Wildcat OpCo Merger Sub, L.L.C., a Delaware limited liability company and wholly-owned subsidiary of OpCo Parent (“OpCo Merger Sub”), the Company, Endeavor Manager, LLC, a Delaware limited liability company and subsidiary of the Company (“Manager”), Endeavor Operating Company, LLC, a Delaware limited liability company and subsidiary of the Manager and indirect subsidiary of the Company (“OpCo” and, together with the Company and the Manager, the “Company Entities” and each, a “Company Entity”), Endeavor Executive Holdco, LLC, a Delaware limited liability company (“Executive Holdco”), Endeavor Executive II Holdco, LLC, a Delaware limited liability company (“Executive II Holdco”), and Endeavor Executive PIU Holdco, LLC, a Delaware limited liability company (together with Executive Holdco and Executive II Holdco, the “Executive Holdcos”);

WHEREAS, capitalized terms used, but not defined, herein shall have the meanings ascribed to such terms in the Merger Agreement;

WHEREAS, pursuant to the Merger Agreement, (A) (i) OpCo Merger Sub will be merged with and into OpCo, (ii) the separate limited liability company existence of OpCo Merger Sub will thereupon cease and (iii) OpCo will continue as the surviving company, collectively owned, directly or indirectly, by OpCo Parent, Manager and certain Rollover Holders (the “OpCo Merger”), (B) (i) immediately following the OpCo Merger, Manager Merger Sub will be merged with and into Manager, (ii) the separate limited liability company existence of Manager Merger Sub will thereupon cease and (iii) Manager will continue as the surviving company, wholly-owned by the Company (the “Manager Merger”) and (C) (i) immediately following the Manager Merger, Company Merger Sub will be merged with and into the Company, (ii) the separate corporate existence of Company Merger Sub will thereupon cease and (iii) the Company will continue as the surviving corporation, collectively owned, directly or indirectly, by Holdco Parent and certain Rollover Holders (the “Company Merger” and, together with the Manager Merger and the OpCo Merger, the “Mergers” and, together with the other transactions contemplated by the Merger Agreement, collectively, the “Transactions”), in each case, upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, prior to the execution of the Merger Agreement, the Executive Committee of the Company (the “Executive Committee”) established a special committee of the board of directors of the Company consisting of independent and disinterested directors (the “Special Committee”) to, among other things, review, evaluate and negotiate the Merger Agreement and the Transactions and, if the Special Committee deem appropriate, recommend that the Executive Committee approves the execution and delivery of the Merger Agreement by the Company;

WHEREAS, prior to the execution of the Merger Agreement, the Special Committee has unanimously (a) determined that the Merger Agreement and the Transactions, including the Mergers, on the terms and subject to the conditions set forth in the Merger Agreement, are advisable, fair to and in the best interests of the Company and its Public Stockholders and (b) recommended that the Executive Committee (i) approves the Merger Agreement and the Transactions, including the Mergers, and (ii) recommends adoption and approval of the Merger Agreement and the Transactions, including the Mergers, to the stockholders of the Company (such recommendation, the “Special Committee Recommendation”);

WHEREAS, prior to the execution of the Merger Agreement, the Executive Committee has, acting upon the Special Committee Recommendation, unanimously (a) determined that the Merger Agreement and the Transactions are fair to and in the best interests of the Company and its stockholders, including the Public Stockholders, (b) approved and declared advisable the Merger Agreement and the Transactions, (c) authorized and approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the Transactions upon the terms and subject to the conditions set forth in the Merger Agreement and (d) recommended the adoption of the Merger Agreement by the stockholders of the Company;

WHEREAS, pursuant to the Merger Agreement, at the Effective Time, each Share issued and outstanding as of immediately prior to the Effective Time (other than any Excluded Shares, any Rollover Shares and any Dissenting Shares) shall be canceled and shall cease to exist and shall be converted automatically into the right to receive the Company Merger Consideration;

WHEREAS, the consummation of the Transactions in accordance with the terms of the Merger Agreement is conditioned on, among other things, the adoption of the Merger Agreement by the affirmative vote of the holders of a majority of the shares of Company Common Stock outstanding as of the date hereof;

WHEREAS, the shares of Company Common Stock held by the Stockholders represent more than a majority of the voting power of the Company Common Stock, and the Stockholders are therefore permitted, pursuant to the DGCL, the Certificate of Incorporation and the Bylaws, to approve and authorize the Merger Agreement and the Transactions, including the Mergers, pursuant to this Action by Written Consent, and, other than this Action by Written Consent and the Company Approvals, no consent or vote of any class or series of a Company Entity’s capital stock or membership interests, or of any other holder of any other security of any Company Entity or the Executive Committee, or any member of the Manager or OpCo or the approval of any other Person under any organizational document of any Company Entity, is necessary to approve and authorize the Merger Agreement and the Transactions, including the Mergers;

WHEREAS, the Stockholders desire to adopt and approve the Merger Agreement and approve the Transactions, including the Mergers;

WHEREAS, upon the execution and delivery of this Action by Written Consent, the Company Stockholder Approval shall have been obtained in accordance with Sections 228 and 251 of the DGCL, the Certificate of Incorporation and the Bylaws.

NOW, THEREFORE, BE IT RESOLVED, that the Merger Agreement, including each of the annexes, exhibits and schedules attached thereto, and the Transactions, including the Mergers, and any other documents, instruments and certificates required by, referenced in or related to the Merger Agreement, are hereby irrevocably adopted, approved and ratified in all respects, including for all purposes under the DGCL, the Certificate of Incorporation and the Bylaws, without prior notice and without a vote or a meeting; and it is further

RESOLVED, that each Stockholder acknowledges and agrees that by executing and delivering this Action by Written Consent in accordance with Section 228 of the DGCL, such Stockholder irrevocably waives any appraisal or dissenters’ rights of such Stockholder in respect of the Shares held by such Stockholder under Section 262 of the DGCL and/or other applicable laws with respect to the Merger Agreement and the Transactions.

RESOLVED, that all actions heretofore and hereafter taken by the officers and directors of the Company or their duly authorized agents in furtherance of and consistent with the foregoing resolutions (including in connection with the Merger Agreement and the Transactions, including the Mergers) be, and they hereby are, authorized, ratified, confirmed and approved, as applicable, in all respects.

RESOLVED, that this Action by Written Consent be filed with the minutes of the proceedings of the stockholders of the Company.

The actions taken by this Action by Written Consent shall have the same force and effect as if taken at a meeting of the stockholders of the Company, duly called and constituted pursuant to the DGCL. This Action by Written Consent may be signed in any number of counterparts, including without limitation by .pdf, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Any copy, .pdf or other reliable reproduction of this Action by Written Consent may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, .pdf or other reproduction be a complete reproduction of the entire original writing.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned has executed this Action by Written Consent on the date set forth above.

ARIEL EMANUEL

By:

THE ARIEL Z. EMANUEL LIVING TRUST, DATED NOVEMBER 13, 2017

By:
Name:	Ariel Emanuel
Title:	Trustee

ENDEAVOR EXECUTIVE HOLDCO, LLC

By:
Name:	Ariel Emanuel
Title:	Director

ENDEAVOR EXECUTIVE PIU HOLDCO, LLC

By:
Name:	Ariel Emanuel
Title:	Director

ENDEAVOR EXECUTIVE II HOLDCO, LLC

By:
Name:	Ariel Emanuel
Title:	Director

[Signature Page to Action by Written Consent]

PATRICK WHITESELL

By:

PATRICK WHITESELL REVOCABLE TRUST

By:
Name:	Patrick Whitesell
Title:	Trustee

[Signature Page to Action by Written Consent]

SILVER LAKE WEST HOLDCO, L.P.

By:	SILVER LAKE WEST VOTECO, L.L.C., its
general partners

By:
Name:	Egon Durban
Title:	Managing Member

SILVER LAKE WEST HOLDCO II, L.P.

By:	SILVER LAKE WEST VOTECO, L.L.C., its
general partners

By:
Name:	Egon Durban
Title:	Managing Member

Annex G

ROLLOVER AGREEMENT

ROLLOVER AGREEMENT, dated as of April 2, 2024 (this “Agreement”), among (i) Wildcat EGH Holdco, LP, a Delaware limited partnership (“Holdco Parent”), (ii) Wildcat OpCo Holdco, LP, a Delaware limited partnership (“OpCo Parent” and, together with Holdco Parent, the “Parent Entities” and each, a “Parent Entity”), (iii) Ari Emanuel (“AE”), (iv) The Ariel Z. Emanuel Living Trust, dated November 13, 2017 (the “AE Trust”) and (v) Endeavor Executive Holdco, LLC, Endeavor Executive II Holdco, LLC and Endeavor Executive PIU Holdco, LLC, in each case, solely to the extent the foregoing is a record owner of any of the Interests (as defined below) (collectively, the “HoldCos” and each a “HoldCo” and, together with AE and the AE Trust, the “Investors” and each an “Investor”). Capitalized terms used in this Agreement but not defined herein shall have the meanings set forth in the Merger Agreement (as defined below).

WHEREAS, the Parent Entities have entered into that certain Agreement and Plan of Merger, dated as of the date hereof (as may be amended, modified or supplemented from time to time, the “Merger Agreement”), with Wildcat PubCo Merger Sub, Inc., a Delaware corporation and wholly-owned indirect subsidiary of Holdco Parent (“Holdco Merger Sub”), Wildcat Manager Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of Holdco Merger Sub (“Manager Merger Sub”), Wildcat OpCo Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of OpCo Parent (“OpCo Merger Sub” and, together with Holdco Merger Sub and Manager Merger Sub, the “Merger Subs” and each, a “Merger Sub”), Endeavor Group Holdings, Inc., a Delaware corporation (the “Company”), Endeavor Manager, LLC, a Delaware limited liability company and subsidiary of the Company (the “Manager”), Endeavor Operating Company LLC, a Delaware limited liability company and subsidiary of the Manager (“OpCo” and, together with the Company and the Manager, the “Company Entities” and each, a “Company Entity”) and the HoldCos, pursuant to which (A) (i) on the Closing Date, Holdco Merger Sub will be merged with and into the Company, (ii) the separate corporate existence of Holdco Merger Sub will thereupon cease and (iii) the Company will continue as the surviving corporation and a wholly-owned Subsidiary of Holdco Parent (the “Holdco Merger”), (B) (i) immediately upon the Holdco Merger, Manager Merger Sub will be merged with and into the Manager, (ii) the separate corporate existence of Manager Merger Sub will thereupon cease and (iii) the Manager will continue as the surviving company and a wholly-owned Subsidiary of Holdco Parent (the “Manager Merger”), and (C) (i) immediately upon the Manager Merger, OpCo Merger Sub will be merged with and into OpCo, (ii) the separate corporate existence of OpCo Merger Sub will thereupon cease and (iii) OpCo will continue as the surviving company, collectively owned by OpCo Parent and, indirectly, Holdco Parent (the “OpCo Merger” and, together with the Holdco Merger and Manager Merger, the “Mergers” and, together with the other transactions contemplated by the Merger Agreement, collectively, the “Transactions”), upon the terms and subject to the conditions set forth therein;

WHEREAS, AE and the AE Trust currently, directly or indirectly, hold certain equity interests in OpCo and in the Company (all of such interests held by AE and the AE Trust and their Permitted Transferees, collectively, the “Interests”), and, solely with respect to the Rollover Interests (as defined below), the Investors shall, contingent upon the closing of the Transactions in accordance with the Merger Agreement, waive any and all of the Investors’ rights under the Merger Agreement to receive cash consideration (including the Merger Consideration) in exchange for the Rollover Interests (as defined below) in connection with the Transactions and that, following the Closing, such Rollover Interests shall remain issued and outstanding; and

WHEREAS, the parties hereto desire to make certain agreements, representations, warranties and covenants in connection with the transactions contemplated by this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and conditions as hereinafter set forth, the parties hereto do hereby agree as follows:

I	ROLLOVER TRANSACTION

1.1. Rollover. At the Rollover Closing, upon the terms and subject to the conditions of this Agreement, each Investor hereby agrees that such Investor shall be deemed to have waived any and all rights under the Merger Agreement to receive the Merger Consideration in exchange for, or in respect of, such Investor’s Rollover Interests. Each Investor acknowledges that such Investor will not receive any cash payment for the Rollover Interests held by him or it (as applicable) pursuant to the Transactions and that in consideration of such Investor relinquishing its right to receive Merger Consideration in respect of the Rollover Interests held by him or it (as applicable) in connection with the Transactions, such Rollover Interests shall remain issued and outstanding equity interests or profits interests in the Company and/or OpCo, as applicable. As used herein, “Rollover Interests” shall mean a number of Interests that are Shares of the Company, OpCo Membership Interests or OpCo Profits Units that collectively, using the Merger Consideration applicable to such Rollover Interests, have a value equal to (i) the aggregate value of all Interests (calculated using the Merger Consideration applicable to such Interests) minus (ii) $200,000,000, rounded to the nearest Share of the Company, OpCo Membership Interest or OpCo Profits Unit, as applicable. Notwithstanding anything in the Merger Agreement to the contrary, (x) the OpCo Merger Consideration for the OpCo Membership Interests held by the Investors shall be determined without deduction of the OpCo Membership Interest Distribution Amount and (y) the OpCo Profits Units Merger Consideration for the OpCo Profits Units held by the Investors shall, for the avoidance of doubt, be determined by reference to the OpCo Merger Consideration (without deduction of the OpCo Membership Interest Distribution Amount) and taking into account any hurdle amount, catch-up hurdle amounts, catch-up adjustments or other similar adjustments as set forth in the terms of the applicable OpCo Profits Units. No later than 90 days following the date of this Agreement, AE shall designate in AE’s sole discretion (on his behalf and on behalf of the other Investors) the Interests of the Investors that will comprise the Rollover Interests and their corresponding values by delivering to the Parent Entities an updated Exhibit A to specifically identify the Rollover Interests in the column titled “Rollover Interests”. AE shall take actions reasonably within his control to cause the applicable HoldCo to (1) comply with the terms of this Rollover Agreement, and (2) consummate the Rollover Closing pursuant to this Agreement and pursuant to the rollover agreement by and among, among others, the Parent Entities, Patrick Whitesell and the HoldCos. The rights, obligations, representations, warranties and covenants of the HoldCos under this Agreement are limited solely to the Interests for which the applicable HoldCo is the record owner and if any HoldCo is not or ceases to be a record holder of any Rollover Interests, such HoldCo shall automatically cease to be included in the definition of “Investor” for the purposes of this Agreement.

1.2. Rollover Closing. Subject to the satisfaction (or waiver by the parties entitled to the benefit thereof) of the conditions set forth in Section 1.3, the closing of the transactions contemplated hereby (the “Rollover Closing”) will take place at the time specified in Section 1.3. At or prior to the Rollover Closing, the parties hereto shall negotiate in good faith and execute and deliver to the other parties hereto, (1) a shareholder’s agreement of the Company (the “Company SHA”), (2) the Fourth Amended and Restated Limited Liability Company Agreement of OpCo (the “A&R OpCo LLCA”), (3) amended and restated Holdco LLC Agreements reflecting the applicable terms set forth on Exhibit B with respect to any HoldCos that hold Interests in the Company or OpCo and in which any person other than AE or any of his Permitted Transferees or Patrick Whitesell or any of his Permitted Transferees owns any interest, and (4) such other governing, organizational or other applicable agreements or documents of the Company, OpCo and the HoldCos, in each case of the foregoing clauses (1) through (4), that reflect the applicable terms set forth on Exhibit B hereto and such other terms as are consistent with the applicable terms set forth on Exhibit B hereto and, if not specified on Exhibit B hereto, are reasonably acceptable to AE, and which, for the avoidance of doubt will include the preferred equity issued in connection with the Transaction (collectively, and together with the Company SHA and the A&R OpCo LLCA, the “Governance Agreements”); provided that, notwithstanding the foregoing, in the event that the Governance Agreements are not executed prior to the Rollover Closing, (i) the Investors and the Parent Entities, as applicable, shall continue to negotiate the Governance Agreements in good faith and enter into, execute and deliver the

Governance Agreements as soon as reasonably practicable thereafter and (ii) to the extent applicable, the terms set forth on Exhibit B shall be binding on the parties hereto (and the Parent Entities shall cause the Company and OpCo to be bound by the terms set forth on Exhibit B) until such time that such agreements are executed and delivered. In connection with the foregoing, it is agreed that, prior to or at the Closing, in no event shall the Rollover Interests that are OpCo Profits Units be recapitalized, reclassified or otherwise altered so as to require that Rollover Interests that are OpCo Profits Units be exchanged for Common Units (as defined in the OpCo Operating Agreement) or that the Rollover Interests otherwise be subordinated to the Common Units held by the Parent Entities in a manner different than the relative subordination of the OpCo Profits Units to the Common Units pursuant to the OpCo Operating Agreement. For the avoidance of doubt, the penultimate sentence of this Section 1.2 shall terminate immediately following the Effective Time.

1.3. Conditions to Obligations. The obligations of the Parent Entities and the Investors to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction (or waiver pursuant to the Merger Agreement) of all of the conditions to the consummation of the Transactions as set forth in the Merger Agreement. Upon the satisfaction or waiver of such conditions, the Rollover Closing will occur simultaneously to the Closing.

1.4. Termination. This Agreement shall automatically terminate if, at any time prior to the Rollover Closing, (i) the Merger Agreement shall have been terminated in accordance with its terms, or (ii) AE terminates the Letter Agreement in accordance with its terms. In the event of any termination of this Agreement as provided in this Section 1.4, this Agreement, as well as the Closing Agreements set forth in Section 3.2, shall forthwith become wholly void and of no further force or effect (except Article IV of this Agreement and any indemnification and expense reimbursement provisions in the Letter Agreement) and there shall be no liability on the part of any parties hereto or their respective officers or directors under this Agreement. Notwithstanding the foregoing, no party hereto shall be relieved from liability for any Willful and Material Breach of this Agreement occurring prior to the termination of this Agreement.

II	REPRESENTATIONS AND WARRANTIES

2.1. Representations and Warranties of the Investors. Each Investor represents and warrants, severally and not jointly, to the Parent Entities that:

(a) The Investor is competent to, and has sufficient capacity to, execute and deliver this Agreement and the agreements contemplated hereby (including the Closing Agreements) and to perform the Investor’s obligations hereunder and thereunder. This Agreement has been, and at the Rollover Closing the other definitive documentation (including the Closing Agreements) will be, duly executed and delivered by the Investor and, assuming the due authorization, execution and delivery of this Agreement or the other definitive documentation (including the Closing Agreements), as applicable, by the other parties thereto, as applicable, this Agreement constitutes and other definitive documentation (including the Closing Agreements) will constitute the valid and binding obligation of the Investor, enforceable against the Investor in accordance with its and their terms, respectively, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting the enforcement of creditors’ rights generally and by the effect of general principles of equity (regardless of whether enforcement is considered in a proceeding in equity, at Law or otherwise).

(b) The execution, delivery and performance by the Investor of this Agreement and the agreements contemplated hereby and the consummation by the Investor of the transactions contemplated hereby and thereby do not and will not, with or without the giving of notice or the passage of time or both: (i) violate the provisions of any Law applicable to the Investor or such Investor’s properties or assets; (ii) violate any judgment, decree, order or award of any court, governmental or quasi-governmental agency or arbitrator applicable to the Investor or such Investor’s properties or assets; or (iii) result in any material breach of any terms or conditions of, or constitute a default under, any contract, agreement or instrument to which the Investor is a party or by which the Investor or such Investor’s properties or assets are bound, except, in the case of clauses (i), (ii), and (iii), for violations, conflicts or breaches that would not reasonably be expected to prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.

(c) As of immediately prior to the Rollover Closing, one or more of the Investors will hold, directly or indirectly, of record and beneficially own the Rollover Interests, free and clear of all Liens (other than this Agreement, the Merger Agreement, the organizational documents of each of the Company and OpCo and any other agreement between any of the Investors and the Company or OpCo). As of the date hereof and on the date of the Rollover Closing, the Investor will not be a party to any option, warrant, purchase right, or other contract or commitment (other than this Agreement, the Merger Agreement, and the organizational documents of each of the Company, OpCo, and the HoldCos) that could require, or restrict or impair the ability of, the Investor to sell, transfer, or otherwise dispose of any of the Rollover Interests.

(d) As of the date of this Agreement, there is no audit, suit, proceeding, claim, examination, deficiency, assessment, investigation or other action pending or, to the knowledge of the Investor, threatened against either of the Investor or any of such Investor’s assets, as applicable, and neither the Investor nor any of such Investor’s assets is the subject of any order of a Governmental Authority, in each case, other than any such action or order that would not reasonably be expected to prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.

(e) Rollover Interests Unregistered. Each Investor acknowledges and represents, severally and not jointly, that the Investor has been advised by the Parent Entities that:

(i) following the consummation of the Transactions, the Rollover Interests will not be registered under the Securities Act or under any state securities Law;

(ii) the Investor must continue to bear the economic risk of the investment in the Rollover Interests unless and until the offer and sale of such Rollover Interests are subsequently registered under the Securities Act and all applicable state securities Laws or an exemption from such registration is available;

(iii) following the consummation of the Transactions, it is not anticipated that there will be any public market for the Rollover Interests in the foreseeable future; and

(iv) following the consummation of the Transactions, a notation shall be made in the appropriate records of the applicable entity indicating that the Rollover Interests are subject to restrictions on transfer and, if the applicable entity should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Rollover Interests.

(f) Additional Investment Representations.

(i) the Investor’s financial situation is such that the Investor can afford to bear the economic risk of holding the Rollover Interests for an indefinite period of time, has adequate means for providing for the Investor’s current needs and personal contingencies, and can afford to suffer a complete loss of the Investor’s investment in the Rollover Interests;

(ii) the Investor’s knowledge and experience in financial and business matters are such that the Investor is capable of evaluating the merits and risks of the continued investment in the Rollover Interests;

(iii) the Investor has been given the opportunity to ask questions of, and to receive answers from, the Parent Entities and their respective representatives concerning the Parent Entities, the Transaction and the other transactions contemplated by the Merger Agreement and the terms and conditions of the waiver of the right to receive cash consideration for the Rollover Interests in connection with the Transactions;

(iv) the Investor holds the applicable Rollover Interests for such Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution thereof;

(v) the Investor understands that, following the Closing, the consolidated total indebtedness of the Company Entities and their Subsidiaries may be significantly greater than the consolidated total indebtedness of the Company Entities and their Subsidiaries prior to the Closing Date;

(vi) the Investor is (i) an “accredited investor” within the meaning of Rule 501(a) under the Securities Act or (ii) an entity in which all equity owners are “accredited investors” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act; and

(vii) nothing contained in this Agreement shall be deemed to obligate the Company, OpCo or any of their respective Affiliates to employ the Investor in any capacity whatsoever or to prohibit or restrict the Company, OpCo or any of their respective Affiliates, from terminating the employment of the Investor at any time or for any reason whatsoever, with or without cause (subject to any terms of employment contained in any separate agreement between the Company, OpCo or any of their respective Affiliates and the Investor).

2.2. Representations and Warranties of the Parent Entities. The Parent Entities represent and warrant to the Investors that:

(a) The Parent Entities are competent to, and have sufficient capacity to, execute and deliver this Agreement and the agreements contemplated hereby (including the Closing Agreements) and to perform the Parent Entities’ obligations hereunder and thereunder. This Agreement has been, and at the Rollover Closing the other definitive documentation (including the Closing Agreements) will be, duly executed and delivered by the Parent Entities and, assuming the due authorization, execution and delivery of this Agreement or the other definitive documentation (including the Closing Agreements), as applicable, by the other parties thereto, as applicable, this Agreement constitutes and other definitive documentation (including the Closing Agreements) will constitute the valid and binding obligation of the Parent Entities, enforceable against the Parent Entities in accordance with its and their terms, respectively, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting the enforcement of creditors’ rights generally and by the effect of general principles of equity (regardless of whether enforcement is considered in a proceeding in equity, at Law or otherwise).

(b) The execution, delivery and performance by the Parent Entities of this Agreement and the agreements contemplated hereby and the consummation by the Parent Entities of the transactions contemplated hereby and thereby do not and will not, with or without the giving of notice or the passage of time or both: (i) violate the provisions of any Law applicable to the Parent Entities or such Parent Entities’ properties or assets; (ii) violate any judgment, decree, order or award of any court, governmental or quasi-governmental agency or arbitrator applicable to the Parent Entities or such Parent Entities’ properties or assets; or (iii) result in any material breach of any terms or conditions of, or constitute a default under, any contract, agreement or instrument to which the Parent Entities are a party or by which the Parent Entities or such Parent Entities’ properties or assets are bound, except, in the case of clauses (i), (ii), and (iii), for violations, conflicts or breaches that would not reasonably be expected to prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.

(c) As of the date of this Agreement, there is no audit, suit, proceeding, claim, examination, deficiency, assessment, investigation or other action pending or, to the knowledge of the Parent Entities, threatened against the Parent Entities, and the Parent Entities are not the subject of any order of a Governmental Authority, other than any such action or order that would not prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.

(d) Each of the Parent Entities and the Merger Subs were formed solely for the purpose of engaging in the Transactions, has engaged in no other business activities or operations other than (i) as contemplated by this Agreement, the Merger Agreement and matters ancillary thereto or related to the Transactions contemplated by this Agreement and the Merger Agreement or (ii) such activities or operations that would not materially delay or materially impair the consummation of the transactions contemplated hereby.

III	OTHER COVENANTS

3.1. Sale of Ownership Interests. From and after the date hereof until the Closing, the Investors acknowledge and agree that the Investors will not sell, dispose of, assign, pledge, collateralize, encumber or otherwise transfer any of their (i) prior to the final designation of the Rollover Interests in accordance with Section 1.1, Interests (or any rights therein), other than any trading plan that is in effect as of the date hereof pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, (ii) following the final designation of the Rollover Interests in accordance with Section 1.1, Rollover Interests (or any interest therein), in each case, without obtaining the prior written consent of the Parent Entities and (iii) equity interests in any HoldCo if it would have the effect of a transfer of Interests not permitted by clause (i) or (ii); provided that any Investor may prior to the Closing transfer its Rollover Interests to a Permitted Transferee (as defined in the OpCo Operating Agreement), including to or from any of the HoldCos or the AE Trust or to any Permitted Transferee of the Investors, as long as such Permitted Transferee, to the extent not already a party hereto, delivers a joinder hereto simultaneously with such transfer and no such transfer shall relieve such Investor of any of its obligations hereunder, except as contemplated in the last sentence of Section 1.1. For the avoidance of doubt, the preceding sentence shall apply to transfers, redemptions or exchanges of Rollover Interests made by the Investor pursuant to the governing documents of OpCo (including the rights of redemption and exchange in the OpCo Operating Agreement).

3.2. Entry into Additional Agreements. In connection with the execution of this Agreement, the applicable Investor shall have executed and/or delivered the following agreements, each of which, contingent upon the occurrence of the Transactions, shall be effective as of the Closing Date (collectively, the “Closing Agreements”):

(a) If applicable, a copy of the Consent of Spouse attached hereto as Exhibit C, duly executed by the Investor’s spouse; and

(b) The letter agreement by and among the Company, OpCo, William Morris Endeavor Entertainment, LLC, the Parent Entities and AE, dated as of the date hereof (the “Letter Agreement”).

Prior to the Closing, the Investors shall not, and shall not permit the Company or OpCo to, amend, waive, modify, accelerate or terminate the Tax Receivable Agreement in any respect without the prior consent of the Parent Entities except as specifically contemplated by the Merger Agreement.

3.3. Merger Agreement.

(a) Each Investor acknowledges and agrees that such Investor shall not make any public announcements regarding the Transactions, except as required by Law, as permitted by the Merger Agreement or, in the case of AE, in his capacity as an officer or director of the Company.

(b) Except to the extent set forth in Section 1.4 hereof, none of the parties hereto or any of their respective officers, directors or Affiliates (other than the parties to the Merger Agreement to the extent set forth in the Merger Agreement) will have any liability or obligation to the other parties hereto with respect to this Agreement resulting from or arising out of any termination of the Merger Agreement or any failure to complete the Transactions or any of the other transactions contemplated by the Merger Agreement with respect to the Merger Agreement, or any breach thereof by any of the parties thereto. The sole remedies of the parties hereto in such case shall be under the Merger Agreement (if any).

(c) Each of AE and the AE Trust hereby agrees to waive, refrain from and not to commence, participate in, assist or knowingly encourage in any way, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any legal claim or Action, derivative or otherwise, against the Releasees (as defined below) (i) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim or Action seeking to enjoin or delay the Closing), and (ii) arising out of or related to the Merger Agreement (including the Merger Consideration and any claims or Actions alleging a breach of fiduciary duty, or any other duty, in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby (including the negotiation or entry into any such agreement)); provided, however, that nothing contained herein shall operate as a waiver or restrict AE or the AE Trust from commencing, participating in, assisting or knowingly encouraging in any way, any action to assert any rights of AE or the AE Trust arising under this Agreement, the Closing Agreements, the Letter Agreement, the Merger Agreement or the Governance Agreements or any of the other agreements or documents to be entered into among any of AE, the AE Trust, the Parent Entities, the Company Entities or their respective Affiliates in connection with the Transactions or any employment or similar arrangement with the Company Entities (including rights to indemnification and expense reimbursement under organizational documents and the Letter Agreement and any applicable insurance) and any exhibits, schedules or other attachments thereto and any documentation implementing any of the terms thereof.

(d) Each of AE and the AE Trust, on behalf of itself and each of its Affiliates, Permitted Transferees and Representatives, hereby waives, releases and forever discharges (i) all appraisal rights under Section 262 of the DGCL related to the Transactions and (ii) the Parent Entities, the Company Entities and each of their respective individual, joint or mutual, past, present and future Representatives, Affiliates, stockholders, controlling persons, Subsidiaries, successors and assigns (individually, a “Releasee” and collectively, “Releasees”) from any and all Actions, Orders, obligations, Contracts, agreements, debts and liabilities whatsoever, whether known or unknown, suspected or unsuspected, both at Law and in equity, which AE, the AE Trust or any of their respective Affiliates or any of their respective Representatives now has, have ever had or may hereafter have against the respective Releasees arising in connection with the Transactions; provided, however, that nothing contained herein shall operate to release any rights of AE or the AE Trust arising under this Agreement, the Closing Agreements, the Governance Agreements or the Merger Agreement or any of the other agreements or documents to be entered into among any of AE, the AE Trust, the Parent Entities, the Company Entities or their respective Affiliates in connection with the Transactions or any employment or similar arrangement with the Company Entities (including rights to indemnification and expense reimbursement under organizational documents and any applicable insurance). Each of AE and the AE Trust, effective as of the date hereof, hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any Action of any kind against any Releasee, based upon any matter purported to be released hereby. EACH OF AE AND THE AE TRUST ACKNOWLEDGES THAT HE OR IT, AS APPLICABLE, HAS BEEN ADVISED OF THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542 WHICH PROVIDES THAT: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT EXIST IN HIS OR ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR IT MUST HAVE MATERIALLY AFFECTED HIS OR ITS SETTLEMENT.” EACH OF AE AND THE AE TRUST BEING AWARE OF SAID CODE SECTION, HEREBY EXPRESSLY WAIVES ANY RIGHT HE OR IT, AS APPLICABLE, MAY HAVE THEREUNDER.

3.4. Termination and Amendment of Affiliate Agreements. At or prior to the Closing, the Investors shall, and shall cause their Affiliates and the Company Entities to, and the Parent Entities shall cause their Affiliates to, terminate, effective as of the Effective Time, the agreements set forth on Schedule I, in each case, without any further liability to the Company Entities or any other party thereto.

3.5. Agreement to Cooperate; Further Assurances. The Investors and the Parent Entities shall use their reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations to consummate and make effective the transactions contemplated hereby.

IV	MISCELLANEOUS

4.1. Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service (with proof of delivery), or by email (with confirmation by return email) to the respective parties hereto at the following coordinates (or at such other coordinates for a party as shall be specified in a notice given in accordance with this Section 4.1):

(a) if to the Parent Entities or the Merger Subs:

Silver Lake

2775 Sand Hill Road

Suite 100

Menlo Park, CA 94025

Attention: Karen King

Email: karen.king@silverlake.com

with a copy to:

Silver Lake

55 Hudson Yards

40th Floor

New York, NY 10001

Attention: Andy Schader

Email: andy.schader@silverlake.com

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attention: Elizabeth A. Cooper

   Gregory Grogan

   Jeannine McSweeney

Email:	ecooper@stblaw.com

   ggrogan@stblaw.com

   jeannine.mcsweeney@stblaw.com

with a copy to:

Simpson Thacher & Bartlett LLP

2475 Hanover Street

Palo Alto, California 94304

Attention: Mark W. Myott

E-mail: mark.myott@stblaw.com

(b) If to an Investor, to the address for notice set forth on the applicable signature page hereof.

with a copy (which shall not constitute notice) to:

Debevoise & Plimpton LLP

66 Hudson Boulevard

New York, NY 10001

Attention: Jeffrey J. Rosen

Jonathan E. Levitsky

Katherine Durnan Taylor

Email:   jrosen@debevoise.com

jelevitsky@debevoise.com

ketaylor@debevoise.com

4.2. Governing Law; Jurisdiction.

(a) This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware without regard to the principles of conflicts of law that would cause the application of law of any jurisdiction other than those of the State of Delaware.

(b) The parties hereto agree that any Action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement (whether brought by any party or any of its Affiliates or against any party or any of its Affiliates) shall be heard and determined exclusively in the Court of Chancery of the State of Delaware; provided, however, that, if such court does not have jurisdiction over such Action, such Action shall be heard and determined exclusively in any federal or state court located in the State of Delaware. Consistent with the preceding sentence, each of the parties hereto hereby (i) submits to the exclusive jurisdiction of any federal or state court sitting in the State of Delaware for the purpose of any Action arising out of or relating to this Agreement brought by either party hereto; (ii) agrees that service of process will be validly effected by sending notice in accordance with Section 4.1; and (iii) irrevocably waives, and agrees not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement may not be enforced in or by any of the above named courts.

(c) EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO HEREBY (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.2(C).

4.3. Successors and Assigns. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

4.4. Limitation on Assignment. Neither this Agreement nor any of the parties’ respective rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of Law or otherwise by any of the parties hereto without the prior written consent of the other parties hereto; provided that the Parent Entities may assign all or any of their rights and obligations hereunder to any Subsidiary or controlled Affiliate of the Parent Entities that directly or indirectly holds equity interests in the Company or OpCo and in no event shall such assignment relieve such Parent Entity of any of its obligations hereunder.

4.5. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission or other means of electronic transmission, such as by electronic mail in “pdf” form) in counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

4.6. Interpretation. The article and section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement.

4.7. Amendments and Waivers. No amendment, modification or supplement to this Agreement shall be enforced against any party unless such amendment, modification or supplement is in writing and signed by the Parent Entities and the Investors. Any waiver by any party of any term of this Agreement shall not operate as or be construed to be a waiver of any other term of this Agreement. Any waiver must be in writing and signed by the party charged therewith.

4.8. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties hereto, or any of them, with respect to the subject matter hereof and thereof.

4.9. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.

4.10. Specific Performance. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Each party hereto agrees that, in the event of any breach or threatened breach by any other party of any covenant or obligation contained in this Agreement, the non-breaching party shall be entitled (in addition to any other remedy that may be available to it whether in Law, equity or otherwise, including monetary damages) to (i) an Order of specific performance to enforce the observance and performance of such covenant or obligation and (ii) an injunction restraining such breach or threatened breach. Each party hereto further agrees that no other party or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 4.10, and each party hereto irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

4.11. Non-Recourse. All claims, obligations, liabilities and causes of action based upon, in respect of, arising under, by reason of, in connection with, or relating in any manner to this Agreement may be made only against (and are those solely of) the Persons that are expressly identified as parties in the preamble and signatories to this Agreement (the “Contracting Parties”). No Person who is not a Contracting Party, including any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, equityholder, Affiliate, agent, attorney, representative, financing source, heir or assignee of, or any financial advisor or lender to, or successor to, any Contracting Party, or any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, equityholder, Affiliate, agent, attorney, representative, financing source, heir or assignee of, or any financial advisor or lender to, or successor to, any of the foregoing (collectively, “Nonparty Affiliates”), shall have any liability, obligations, claims or causes of action based upon, in respect of, arising under, by reason of, in connection with, or relating in any manner to this Agreement, whether by or through attempted piercing of the corporate veil, by or through a claim by or on behalf of any party hereto or otherwise, and, to the maximum extent permitted by Law, each Contracting Party hereby waives and releases all such liabilities, claims, causes of action and obligations against any such Nonparty Affiliates. Without limiting the foregoing, to the maximum extent permitted by Law, (a) each Contracting Party hereby waives and releases any and all rights, claims, demands or causes of action that may otherwise be available at Law or in equity, or granted by statute, to avoid or disregard the entity form of a Contracting Party or otherwise impose liability of a Contracting Party on any Nonparty Affiliate, whether granted by statute or based on theories of equity, agency, control, instrumentality, alter ego, domination, sham, single business enterprise, piercing the veil, unfairness, undercapitalization, or otherwise and (b) each Contracting Party disclaims any reliance upon any Nonparty Affiliates with respect to the performance of this Agreement or any representation or warranty made by a Nonparty Affiliate in, in connection with, or as an inducement to this Agreement. Notwithstanding anything to the contrary herein, no party hereto hereby waives any right to enforce its rights granted hereunder or granted under the Closing Agreements, the Governance Agreements, the Letter Agreement, the Existing Employment Agreement (as defined in the Letter Agreement and as specifically amended or superseded by the Letter Agreement), the Merger Agreement or any of the other agreements or documents to be entered into among any of the Investors, the Parent Entities, the Company Entities or their respective Affiliates in connection with the Transactions against any other party thereto, and any exhibits, schedules, or other attachment thereto and any documentation implementing any of the terms thereof, against any other party thereto.

4.12. Confidentiality. Each Investor agrees that such Investor will not, either directly or indirectly, disclose to any Person the terms of, or the negotiations and/or considerations leading to, this Agreement, the Closing Agreements and the Merger Agreement, or any other information related to the Transactions (the “Confidential Information”); provided that the term “Confidential Information” shall not include information that was, is now, or becomes generally available to the public, including in any public disclosure by the Parent Entities, their Affiliates or otherwise, other than as a result of a disclosure by such Investor in violation of this Agreement. Notwithstanding anything to the contrary contained herein, nothing in this Agreement shall prohibit an Investor from disclosing the Confidential Information to (i) any of such Investor’s representatives with a need to know the Confidential Information for the purposes of entry into this Agreement and the Closing Agreements and as necessary in connection with tax filings, legal matters or other non-commercial purposes, provided, that the Investor shall be responsible for its representatives maintaining the confidentiality of the Confidential Information, and (ii) disclosures required by Law, provided that such Investor shall, to the extent reasonably practicable and legally permissible, give the Parent Entities prompt written notice of such requirement to enable any of the Parent Entities to seek a protective order or other appropriate remedy (at the Parent Entities’ sole expense) and/or waive compliance with this Agreement provided that (A) with respect to public disclosure required by applicable securities Laws or the rules or regulations of the New York Stock Exchange (NYSE) or any United States national securities exchange on which any of the Interests are then traded, the party making such disclosure shall use its reasonable best efforts to consult with the other parties hereto before making any such public disclosure and (B) with respect to any other compelled disclosure, such Investor shall, to the extent reasonably practicable and legally permissible, give the Parent Entities prompt written notice of such requirement to enable any of the Parent Entities to seek a protective order or other appropriate remedy (at the Parent Entities’ sole expense) and/or waive compliance with this Agreement. If such Investor fails to obtain such protective order or other appropriate remedy to preclude the disclosure of any Confidential Information, such Investor shall only disclose that portion of the Confidential Information which such Investor is required to disclose by Law.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Wildcat EGH Holdco, LP

By:	SLP WILDCAT AGGREGATOR GP, L.L.C., its general partner

By:	SILVER LAKE TECHNOLOGY ASSOCIATES VII, L.P., its managing member

By:	SLTA VII (GP), L.L.C., its general partner

By:	SILVER LAKE GROUP, L.L.C., its managing member

By:	/s/ Egon Durban
Name: Egon Durban
Title: Co-CEO

Wildcat OpCo Holdco, LP

By:	SLP WILDCAT AGGREGATOR GP, L.L.C., its general partner

By:	SILVER LAKE TECHNOLOGY ASSOCIATES VII, L.P., its managing member

By:	SLTA VII (GP), L.L.C., its general partner

By:	SILVER LAKE GROUP, L.L.C., its managing member

By:	/s/ Egon Durban
Name: Egon Durban
Title: Co-CEO

[Signature Page to Rollover Agreement]

INVESTOR

/s/ Ariel Emanuel
Name: Ariel Emanuel

9601 Wilshire Boulevard, 3rd Floor
Beverly Hills, California 90210
Address

aemanuel@endeavorco.com
Email address

[Signature Page to Rollover Agreement]

13

INVESTOR

THE ARIEL Z. EMANUEL LIVING TRUST, DATED NOVEMBER 13, 2017

By:	/s/ Ariel Emanuel
Name:	Ariel Emanuel
Title:	Trustee

9601 Wilshire Boulevard, 3rd Floor
Beverly Hills, California 90210
Address

aemanuel@endeavorco.com
Email address

[Signature Page to Rollover Agreement]

14

INVESTOR

ENDEAVOR EXECUTIVE HOLDCO, LLC

/s/ Ariel Emanuel
Name: Ariel Emanuel

9601 Wilshire Boulevard, 3rd Floor
Beverly Hills, California 90210
Address

aemanuel@endeavorco.com
Email address

[Signature Page to Rollover Agreement]

INVESTOR

ENDEAVOR EXECUTIVE PIU HOLDCO, LLC

/s/ Ariel Emanuel
Name: Ariel Emanuel

9601 Wilshire Boulevard, 3rd Floor
Beverly Hills, California 90210
Address

aemanuel@endeavorco.com
Email address

[Signature Page to Rollover Agreement]

INVESTOR

ENDEAVOR EXECUTIVE II HOLDCO, LLC

/s/ Ariel Emanuel
Name: Ariel Emanuel

9601 Wilshire Boulevard, 3rd Floor
Beverly Hills, California 90210
Address

aemanuel@endeavorco.com
Email address

[Signature Page to Rollover Agreement]

Exhibit A

ROLLOVER INTERESTS

[Omitted.]

Exhibit B

ROLLOVER EQUITY TERM SHEET

[Omitted.]

Exhibit C

Consent of Spouse

[Omitted.]

Schedule I

Agreements to be Terminated

[Omitted.]

Annex H

ROLLOVER AGREEMENT

ROLLOVER AGREEMENT, dated as of April 2, 2024 (this “Agreement”), among (i) Wildcat EGH Holdco, LP, a Delaware limited partnership (“Holdco Parent”), (ii) Wildcat OpCo Holdco, LP, a Delaware limited partnership (“OpCo Parent” and, together with Holdco Parent, the “Parent Entities” and each, a “Parent Entity”), (iii) Patrick Whitesell (“PW”), (iv) the Patrick Whitesell Revocable Trust, dated May 31, 2019 (the “PW Trust”) and (v) Endeavor Executive Holdco, LLC, Endeavor Executive II Holdco, LLC and Endeavor Executive PIU Holdco, LLC, in each case, solely to the extent the foregoing is a record owner of any of the Interests (as defined below) (collectively, the “HoldCos” and each a “HoldCo” and together with PW and the PW Trust, the “Investors” and each an “Investor”). Capitalized terms used in this Agreement but not defined herein shall have the meanings set forth in the Merger Agreement (as defined below).

WHEREAS, the Parent Entities have entered into that certain Agreement and Plan of Merger, dated as of the date hereof (as may be amended, modified or supplemented from time to time, the “Merger Agreement”), with Wildcat PubCo Merger Sub, Inc., a Delaware corporation and wholly-owned indirect subsidiary of Holdco Parent (“Holdco Merger Sub”), Wildcat Manager Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of Holdco Merger Sub (“Manager Merger Sub”), Wildcat OpCo Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of OpCo Parent (“OpCo Merger Sub” and, together with Holdco Merger Sub and Manager Merger Sub, the “Merger Subs” and each, a “Merger Sub”), Endeavor Group Holdings, Inc., a Delaware corporation (the “Company”), Endeavor Manager, LLC, a Delaware limited liability company and subsidiary of the Company (the “Manager”), Endeavor Operating Company LLC, a Delaware limited liability company and subsidiary of the Manager (“OpCo” and, together with the Company and the Manager, the “Company Entities” and each, a “Company Entity”) and the HoldCos, pursuant to which (A) (i) on the Closing Date, Holdco Merger Sub will be merged with and into the Company, (ii) the separate corporate existence of Holdco Merger Sub will thereupon cease and (iii) the Company will continue as the surviving corporation and a wholly-owned Subsidiary of Holdco Parent (the “Holdco Merger”), (B) (i) immediately upon the Holdco Merger, Manager Merger Sub will be merged with and into the Manager, (ii) the separate corporate existence of Manager Merger Sub will thereupon cease and (iii) the Manager will continue as the surviving company and a wholly-owned Subsidiary of Holdco Parent (the “Manager Merger”), and (C) (i) immediately upon the Manager Merger, OpCo Merger Sub will be merged with and into OpCo, (ii) the separate corporate existence of OpCo Merger Sub will thereupon cease and (iii) OpCo will continue as the surviving company, collectively owned by OpCo Parent and, indirectly, Holdco Parent (the “OpCo Merger” and, together with the Holdco Merger and Manager Merger, the “Mergers” and, together with the other transactions contemplated by the Merger Agreement, collectively, the “Transactions”), upon the terms and subject to the conditions set forth therein;

WHEREAS, PW and the PW Trust currently, directly or indirectly, hold certain equity interests in OpCo and in the Company (all of such interests held by PW and the PW Trust and their Permitted Transferees, collectively, the “Interests”), and, solely with respect to the Rollover Interests (as defined below), the Investors shall, contingent upon the closing of the Transactions in accordance with the Merger Agreement, waive any and all of the Investors’ rights under the Merger Agreement to receive cash consideration (including the Merger Consideration) in exchange for the Rollover Interests (as defined below) in connection with the Transactions and that, following the Closing, such Rollover Interests shall remain issued and outstanding; and

WHEREAS, the parties hereto desire to make certain agreements, representations, warranties and covenants in connection with the transactions contemplated by this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and conditions as hereinafter set forth, the parties hereto do hereby agree as follows:

I ROLLOVER TRANSACTION

1.1. Rollover. At the Rollover Closing, upon the terms and subject to the conditions of this Agreement, each Investor hereby agrees that such Investor shall be deemed to have waived any and all rights under the Merger Agreement to receive the Merger Consideration in exchange for, or in respect of, such Investor’s Rollover Interests. Each Investor acknowledges that such Investor will not receive any cash payment for the Rollover Interests held by him or it (as applicable) pursuant to the Transactions and that in consideration of such Investor relinquishing its right to receive Merger Consideration in respect of the Rollover Interests held by him or it (as applicable) in connection with the Transactions, such Rollover Interests shall remain issued and outstanding equity interests or profits interests in the Company and/or OpCo, as applicable. As used herein, “Rollover Interests” shall mean a number of Interests that are Shares of the Company, OpCo Membership Interests or OpCo Profits Units that collectively, using the Merger Consideration applicable to such Rollover Interests, have a value equal to (i) the aggregate value of all Interests (calculated using the Merger Consideration applicable to such Interests) minus (ii) $150,000,000, rounded to the nearest Share of the Company, OpCo Membership Interest or OpCo Profits Unit, as applicable. Notwithstanding anything in the Merger Agreement to the contrary, (x) the OpCo Merger Consideration for the Membership Interests held by the Investors shall be determined without deduction of the OpCo Membership Interest Distribution Amount and (y) the OpCo Profits Units Merger Consideration for the OpCo Profits Units held by the Investors shall, for the avoidance of doubt, be determined by reference to the OpCo Merger Consideration (without deduction of the OpCo Membership Interest Distribution Amount) and taking into account any hurdle amount, catch-up hurdle amounts, catch-up adjustments or other similar adjustments as set forth in the terms of the applicable OpCo Profits Units. No later than 90 days following the date of this Agreement, PW shall designate in PW’s sole discretion (on his behalf and on behalf of the other Investors) the Interests of the Investors that will comprise the Rollover Interests and their corresponding values by delivering to the Parent Entities an updated Exhibit A to specifically identify the Rollover Interests in the column titled “Rollover Interests”. PW shall take actions reasonably within his control to cause the applicable HoldCo to (i) comply with the terms of this Rollover Agreement, and (ii) consummate the Rollover Closing pursuant to this Agreement and pursuant to the rollover agreement by and among, among others, the Parent Entities, Ariel Emanuel and the HoldCos. The rights, obligations, representations, warranties and covenants of the HoldCos under this Agreement are limited solely to the Interests for which the applicable HoldCo is the record owner and if any HoldCo is not or ceases to be a record holder of any Rollover Interests, such HoldCo shall automatically cease to be included in the definition of “Investor” for the purposes of this Agreement.

1.2. Rollover Closing. Subject to the satisfaction (or waiver by the parties entitled to the benefit thereof) of the conditions set forth in Section 1.3, the closing of the transactions contemplated hereby (the “Rollover Closing”) will take place at the time specified in Section 1.3. At or prior to the Rollover Closing, the parties hereto shall negotiate in good faith and execute and deliver to the other parties hereto, (1) a shareholder’s agreement of the Company (the “Company SHA”), (2) the Fourth Amended and Restated Limited Liability Company Agreement of OpCo (the “A&R OpCo LLCA”), (3) amended and restated Holdco LLC Agreements reflecting the applicable terms set forth on Exhibit B with respect to any HoldCos that hold Interests in the Company or OpCo and in which any person other than PW or any of his Permitted Transferees or Ariel Emanuel or any of his Permitted Transferees owns any interest, and (4) such other governing, organizational or other applicable agreements or documents of the Company, OpCo and the HoldCos, in each case of the foregoing clauses (1) through (4), that reflect the applicable terms set forth on Exhibit B hereto and such other terms as are consistent with the applicable terms set forth on Exhibit B hereto and, if not specified on Exhibit B hereto, are reasonably acceptable to PW, and which, for the avoidance of doubt, will include the preferred equity issued in connection with the Transaction (collectively, and together with the Company SHA and the A&R OpCo LLCA, the “Governance Agreements”); provided that, notwithstanding the foregoing, in the event that the Governance Agreements are not executed prior to the Rollover Closing, (i) the Investors and the Parent Entities, as applicable, shall continue to negotiate the Governance Agreements in good faith and enter into, execute and deliver the

Governance Agreements as soon as reasonably practicable thereafter and (ii) to the extent applicable, the terms set forth on Exhibit B shall be binding on the parties hereto (and the Parent Entities shall cause the Company and OpCo to be bound by the terms set forth on Exhibit B) until such time that such agreements are executed and delivered. In connection with the foregoing, it is agreed that, prior to or at the Closing, in no event shall the Rollover Interests that are OpCo Profits Units be recapitalized, reclassified or otherwise altered so as to require that Rollover Interests that are OpCo Profits Units be exchanged for Common Units (as defined in the OpCo Operating Agreement) or that the Rollover Interests otherwise be subordinated to the Common Units held by the Parent Entities in a manner different than the relative subordination of the OpCo Profits Units to the Common Units pursuant to the OpCo Operating Agreement. For the avoidance of doubt, the penultimate sentence of this Section 1.2 shall terminate immediately following the Effective Time.

1.3. Conditions to Obligations. The obligations of the Parent Entities and the Investors to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction (or waiver pursuant to the Merger Agreement) of all of the conditions to the consummation of the Transactions as set forth in the Merger Agreement. Upon the satisfaction or waiver of such conditions, the Rollover Closing will occur simultaneously to the Closing.

1.4. Termination. This Agreement shall automatically terminate if, at any time prior to the Rollover Closing, (i) the Merger Agreement shall have been terminated in accordance with its terms, or (ii) PW terminates the Letter Agreement in accordance with its terms. In the event of any termination of this Agreement as provided in this Section 1.4, this Agreement, as well as the Closing Agreements set forth in Section 3.2, shall forthwith become wholly void and of no further force or effect (except Article IV of this Agreement and any indemnification and expense reimbursement provisions in the Letter Agreement) and there shall be no liability on the part of any parties hereto or their respective officers or directors under this Agreement. Notwithstanding the foregoing, no party hereto shall be relieved from liability for any Willful and Material Breach of this Agreement occurring prior to the termination of this Agreement.

II REPRESENTATIONS AND WARRANTIES

2.1. Representations and Warranties of the Investors. Each Investor represents and warrants, severally and not jointly, to the Parent Entities that:

(a) The Investor is competent to, and has sufficient capacity to, execute and deliver this Agreement and the agreements contemplated hereby (including the Closing Agreements) and to perform the Investor’s obligations hereunder and thereunder. This Agreement has been, and at the Rollover Closing the other definitive documentation (including the Closing Agreements) will be, duly executed and delivered by the Investor and, assuming the due authorization, execution and delivery of this Agreement or the other definitive documentation (including the Closing Agreements), as applicable, by the other parties thereto, as applicable, this Agreement constitutes and other definitive documentation (including the Closing Agreements) will constitute the valid and binding obligation of the Investor, enforceable against the Investor in accordance with its and their terms, respectively, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting the enforcement of creditors’ rights generally and by the effect of general principles of equity (regardless of whether enforcement is considered in a proceeding in equity, at Law or otherwise).

(b) The execution, delivery and performance by the Investor of this Agreement and the agreements contemplated hereby and the consummation by the Investor of the transactions contemplated hereby and thereby do not and will not, with or without the giving of notice or the passage of time or both: (i) violate the provisions of any Law applicable to the Investor or such Investor’s properties or assets; (ii) violate any judgment, decree, order or award of any court, governmental or quasi-governmental agency or arbitrator applicable to the Investor or such Investor’s properties or assets; or (iii) result in any material breach of any terms or conditions of, or constitute a default under, any contract, agreement or instrument to which the Investor is a party or by which the Investor or such Investor’s properties or assets are bound, except, in the case of clauses (i), (ii), and (iii), for violations, conflicts or breaches that would not reasonably be expected to prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.

(c) As of immediately prior to the Rollover Closing, one or more of the Investors will hold, directly or indirectly, of record and beneficially own the Rollover Interests, free and clear of all Liens (other than this Agreement, the Merger Agreement, the organizational documents of each of the Company and OpCo and any other agreement between any of the Investors and the Company or OpCo). As of the date hereof and on the date of the Rollover Closing, the Investor will not be a party to any option, warrant, purchase right, or other contract or commitment (other than this Agreement, the Merger Agreement, and the organizational documents of each of the Company, OpCo, and the HoldCos) that could require, or restrict or impair the ability of, the Investor to sell, transfer, or otherwise dispose of any of the Rollover Interests.

(d) As of the date of this Agreement, there is no audit, suit, proceeding, claim, examination, deficiency, assessment, investigation or other action pending or, to the knowledge of the Investor, threatened against either of the Investor or any of such Investor’s assets, as applicable, and neither the Investor nor any of such Investor’s assets is the subject of any order of a Governmental Authority, in each case, other than any such action or order that would not reasonably be expected to prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.

(e) Rollover Interests Unregistered. Each Investor acknowledges and represents, severally and not jointly, that the Investor has been advised by the Parent Entities that:

(i) following the consummation of the Transactions, the Rollover Interests will not be registered under the Securities Act or under any state securities Law;

(ii) the Investor must continue to bear the economic risk of the investment in the Rollover Interests unless and until the offer and sale of such Rollover Interests are subsequently registered under the Securities Act and all applicable state securities Laws or an exemption from such registration is available;

(iii) following the consummation of the Transactions, it is not anticipated that there will be any public market for the Rollover Interests in the foreseeable future; and

(iv) following the consummation of the Transactions, a notation shall be made in the appropriate records of the applicable entity indicating that the Rollover Interests are subject to restrictions on transfer and, if the applicable entity should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Rollover Interests.

(f) Additional Investment Representations.

(i) the Investor’s financial situation is such that the Investor can afford to bear the economic risk of holding the Rollover Interests for an indefinite period of time, has adequate means for providing for the Investor’s current needs and personal contingencies, and can afford to suffer a complete loss of the Investor’s investment in the Rollover Interests;

(ii) the Investor’s knowledge and experience in financial and business matters are such that the Investor is capable of evaluating the merits and risks of the continued investment in the Rollover Interests;

(iii) the Investor has been given the opportunity to ask questions of, and to receive answers from, the Parent Entities and their respective representatives concerning the Parent Entities, the Transaction and the other transactions contemplated by the Merger Agreement and the terms and conditions of the waiver of the right to receive cash consideration for the Rollover Interests in connection with the Transactions;

(iv) the Investor holds the applicable Rollover Interests for such Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution thereof;

(v) the Investor understands that, following the Closing, the consolidated total indebtedness of the Company Entities and their Subsidiaries may be significantly greater than the consolidated total indebtedness of the Company Entities and their Subsidiaries prior to the Closing Date;

(vi) the Investor is (i) an “accredited investor” within the meaning of Rule 501(a) under the Securities Act or (ii) an entity in which all equity owners are “accredited investors” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act; and

(vii) nothing contained in this Agreement shall be deemed to obligate the Company, OpCo or any of their respective Affiliates to employ the Investor in any capacity whatsoever or to prohibit or restrict the Company, OpCo or any of their respective Affiliates, from terminating the employment of the Investor at any time or for any reason whatsoever, with or without cause.

2.2. Representations and Warranties of the Parent Entities. The Parent Entities represent and warrant to the Investors that:

(a) The Parent Entities are competent to, and have sufficient capacity to, execute and deliver this Agreement and the agreements contemplated hereby (including the Closing Agreements) and to perform the Parent Entities’ obligations hereunder and thereunder. This Agreement has been, and at the Rollover Closing the other definitive documentation (including the Closing Agreements) will be, duly executed and delivered by the Parent Entities and, assuming the due authorization, execution and delivery of this Agreement or the other definitive documentation (including the Closing Agreements), as applicable, by the other parties thereto, as applicable, this Agreement constitutes and other definitive documentation (including the Closing Agreements) will constitute the valid and binding obligation of the Parent Entities, enforceable against the Parent Entities in accordance with its and their terms, respectively, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting the enforcement of creditors’ rights generally and by the effect of general principles of equity (regardless of whether enforcement is considered in a proceeding in equity, at Law or otherwise).

(b) The execution, delivery and performance by the Parent Entities of this Agreement and the agreements contemplated hereby and the consummation by the Parent Entities of the transactions contemplated hereby and thereby do not and will not, with or without the giving of notice or the passage of time or both: (i) violate the provisions of any Law applicable to the Parent Entities or such Parent Entities’ properties or assets; (ii) violate any judgment, decree, order or award of any court, governmental or quasi-governmental agency or arbitrator applicable to the Parent Entities or such Parent Entities’ properties or assets; or (iii) result in any material breach of any terms or conditions of, or constitute a default under, any contract, agreement or instrument to which the Parent Entities are a party or by which the Parent Entities or such Parent Entities’ properties or assets are bound, except, in the case of clauses (i), (ii), and (iii), for violations, conflicts or breaches that would not reasonably be expected to prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.

(c) As of the date of this Agreement, there is no audit, suit, proceeding, claim, examination, deficiency, assessment, investigation or other action pending or, to the knowledge of the Parent Entities, threatened against the Parent Entities, and the Parent Entities are not the subject of any order of a Governmental Authority, other than any such action or order that would not prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.

(d) Each of the Parent Entities and the Merger Subs were formed solely for the purpose of engaging in the Transactions, has engaged in no other business activities or operations other than (i) as contemplated by this Agreement, the Merger Agreement and matters ancillary thereto or related to the Transactions contemplated by this Agreement and the Merger Agreement or (ii) such activities or operations that would not materially delay or materially impair the consummation of the transactions contemplated hereby.

III OTHER COVENANTS

3.1. Sale of Ownership Interests. From and after the date hereof until the Closing, the Investors acknowledge and agree that the Investors will not sell, dispose of, assign, pledge, collateralize, encumber or otherwise transfer any of their (i) prior to the final designation of the Rollover Interests in accordance with Section 1.1, Interests (or any rights therein), other than any trading plan that is in effect as of the date hereof pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, (ii) following the final designation of the Rollover Interests in accordance with Section 1.1, Rollover Interests (or any interest therein), in each case, without obtaining the prior written consent of the Parent Entities and (iii) equity interests in any HoldCo if it would have the effect of a transfer of Interests not permitted by clause (i) or (ii); provided that any Investor may prior to the Closing transfer its Rollover Interests to a Permitted Transferee (as defined in the OpCo Operating Agreement), including to or from any of the HoldCos or the PW Trust or to any Permitted Transferee of the Investors, as long as such Permitted Transferee, to the extent not already a party hereto, delivers a joinder hereto simultaneously with such transfer and no such transfer shall relieve such Investor of any of its obligations hereunder, except as contemplated in the last sentence of Section 1.1. For the avoidance of doubt, the preceding sentence shall apply to transfers, redemptions or exchanges of Rollover Interests made by the Investor pursuant to the governing documents of OpCo (including the rights of redemption and exchange in the OpCo Operating Agreement).

3.2. Entry into Additional Agreements. In connection with the execution of this Agreement, the applicable Investor shall have executed and/or delivered the following agreements, each of which, contingent upon the occurrence of the Transactions, shall be effective as of the Closing Date (collectively, the “Closing Agreements”):

(a) The letter agreement by and among the Company, OpCo, William Morris Endeavor Entertainment, LLC, the Parent Entities and PW, dated as of the date hereof (the “Letter Agreement”).

Prior to the Closing, the Investors shall not, and shall not permit the Company or OpCo to, amend, waive, modify, accelerate or terminate the Tax Receivable Agreement in any respect without the prior consent of the Parent Entities except as specifically contemplated by the Merger Agreement.

3.3. Merger Agreement.

(a) Each Investor acknowledges and agrees that such Investor shall not make any public announcements regarding the Transactions, except as required by Law, as permitted by the Merger Agreement or, in the case of PW, in his capacity as an officer or director of the Company.

(b) Except to the extent set forth in Section 1.4 hereof, none of the parties hereto or any of their respective officers, directors or Affiliates (other than the parties to the Merger Agreement to the extent set forth in the Merger Agreement) will have any liability or obligation to the other parties hereto with respect to this Agreement resulting from or arising out of any termination of the Merger Agreement or any failure to complete the Transactions or any of the other transactions contemplated by the Merger Agreement with respect to the Merger Agreement, or any breach thereof by any of the parties thereto. The sole remedies of the parties hereto in such case shall be under the Merger Agreement (if any).

(c) Each of PW and the PW Trust hereby agrees to waive, refrain from and not to commence, participate in, assist or knowingly encourage in any way, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any legal claim or Action, derivative or otherwise, against the Releasees (as defined below) (i) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim or Action seeking to enjoin or delay the Closing), and (ii) arising out of or related to the Merger Agreement (including the Merger Consideration and any claims or Actions alleging a breach of fiduciary duty, or any other duty, in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby (including the negotiation or entry into any such agreement)); provided, however, that nothing contained herein shall operate as a waiver or restrict PW or the PW Trust from commencing, participating in, assisting or knowingly encouraging in any way, any action to assert any rights of PW or the PW Trust arising under this Agreement, the Closing Agreements, the Letter Agreement, the Merger Agreement or the Governance Agreements or any of the other agreements or documents to be entered into among any of PW, the PW Trust, the Parent Entities, the Company Entities or their respective Affiliates in connection with the Transactions or any employment or similar arrangement with the Company Entities (including rights to indemnification and expense reimbursement under organizational documents and the Letter Agreement and any applicable insurance) and any exhibits, schedules or other attachments thereto and any documentation implementing any of the terms thereof.

(d) Each of PW and the PW Trust, on behalf of itself and each of its Affiliates, Permitted Transferees and Representatives, hereby waives, releases and forever discharges (i) all appraisal rights under Section 262 of the DGCL related to the Transactions and (ii) the Parent Entities, the Company Entities and each of their respective individual, joint or mutual, past, present and future Representatives, Affiliates, stockholders, controlling persons, Subsidiaries, successors and assigns (individually, a “Releasee” and collectively, “Releasees”) from any and all Actions, Orders, obligations, Contracts, agreements, debts and liabilities whatsoever, whether known or unknown, suspected or unsuspected, both at Law and in equity, which PW, the PW Trust or any of their respective Affiliates or any of their respective Representatives now has, have ever had or may hereafter have against the respective Releasees arising in connection with the Transactions; provided, however, that nothing contained herein shall operate to release any rights of PW or the PW Trust arising under this Agreement, the Closing Agreements, the Governance Agreements or the Merger Agreement or any of the other agreements or documents to be entered into among any of PW, the PW Trust, the Parent Entities, the Company Entities or their respective Affiliates in connection with the Transactions or any employment or similar arrangement with the Company Entities (including rights to indemnification and expense reimbursement under organizational documents and any applicable insurance). Each of PW and the PW Trust, effective as of the date hereof, hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any Action of any kind against any Releasee, based upon any matter purported to be released hereby. EACH OF PW AND THE PW TRUST ACKNOWLEDGES THAT HE OR IT, AS APPLICABLE, HAS BEEN ADVISED OF THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542 WHICH PROVIDES THAT: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT EXIST IN HIS OR ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR IT MUST HAVE MATERIALLY AFFECTED HIS OR ITS SETTLEMENT.” EACH OF PW AND THE PW TRUST BEING AWARE OF SAID CODE SECTION, HEREBY EXPRESSLY WAIVES ANY RIGHT HE OR IT, AS APPLICABLE, MAY HAVE THEREUNDER.

3.4. Termination and Amendment of Affiliate Agreements. At or prior to the Closing, the Investors shall, and shall cause their Affiliates and the Company Entities to, and the Parent Entities shall cause their Affiliates to, terminate, effective as of the Effective Time, the agreements set forth on Schedule I, in each case, without any further liability to the Company Entities or any other party thereto.

3.5. Agreement to Cooperate; Further Assurances. The Investors and the Parent Entities shall use their reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations to consummate and make effective the transactions contemplated hereby.

IV MISCELLANEOUS

4.1. Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service (with proof of delivery), or by email (with confirmation by return email) to the respective parties hereto at the following coordinates (or at such other coordinates for a party as shall be specified in a notice given in accordance with this Section 4.1):

(a) if to the Parent Entities or the Merger Subs:

Silver Lake

2775 Sand Hill Road

Suite 100

Menlo Park, CA 94025

Attention:	Karen King
Email:	karen.king@silverlake.com

with a copy to:

Silver Lake

55 Hudson Yards

40th Floor

New York, NY 10001

Attention:	Andy Schader
Email:	andy.schader@silverlake.com

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attention:	Elizabeth A. Cooper
Gregory Grogan
Jeannine McSweeney
Email:	ecooper@stblaw.com
ggrogan@stblaw.com
jeannine.mcsweeney@stblaw.com

with a copy to:

Simpson Thacher & Bartlett LLP

2475 Hanover Street

Palo Alto, California 94304

Attention:	Mark W. Myott
E-mail:	mark.myott@stblaw.com

(b) If to an Investor, to the address for notice set forth on the applicable signature page hereof.

with a copy (which shall not constitute notice) to:

Freshfields Bruckhaus Deringer LLP

3 World Trade Center, 175 Greenwich Street

New York, NY 10007

Attention:	Damien Zoubek
Paul Humphreys
Email:	damien.zoubek@freshfields.com
paul.humphreys@freshfields.com

4.2. Governing Law; Jurisdiction.

(a) This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware without regard to the principles of conflicts of law that would cause the application of law of any jurisdiction other than those of the State of Delaware.

(b) The parties hereto agree that any Action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement (whether brought by any party or any of its Affiliates or against any party or any of its Affiliates) shall be heard and determined exclusively in the Court of Chancery of the State of Delaware; provided, however, that, if such court does not have jurisdiction over such Action, such Action shall be heard and determined exclusively in any federal or state court located in the State of Delaware. Consistent with the preceding sentence, each of the parties hereto hereby (i) submits to the exclusive jurisdiction of any federal or state court sitting in the State of Delaware for the purpose of any Action arising out of or relating to this Agreement brought by either party hereto; (ii) agrees that service of process will be validly effected by sending notice in accordance with Section 4.1; and (iii) irrevocably waives, and agrees not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement may not be enforced in or by any of the above named courts.

(c) EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO HEREBY (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.2(C).

4.3. Successors and Assigns. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

4.4. Limitation on Assignment. Neither this Agreement nor any of the parties’ respective rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of Law or otherwise by any of the parties hereto without the prior written consent of the other parties hereto; provided that the Parent Entities may assign all or any of their rights and obligations hereunder to any Subsidiary or controlled Affiliate of the Parent Entities that directly or indirectly holds equity interests in the Company or OpCo and in no event shall such assignment relieve such Parent Entity of any of its obligations hereunder.

4.5. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission or other means of electronic transmission, such as by electronic mail in “pdf” form) in counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

4.6. Interpretation. The article and section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement.

4.7. Amendments and Waivers. No amendment, modification or supplement to this Agreement shall be enforced against any party unless such amendment, modification or supplement is in writing and signed by the Parent Entities and the Investors. Any waiver by any party of any term of this Agreement shall not operate as or be construed to be a waiver of any other term of this Agreement. Any waiver must be in writing and signed by the party charged therewith.

4.8. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties hereto, or any of them, with respect to the subject matter hereof and thereof.

4.9. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.

4.10. Specific Performance. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Each party hereto agrees that, in the event of any breach or threatened breach by any other party of any covenant or obligation contained in this Agreement, the non-breaching party shall be entitled (in addition to any other remedy that may be available to it whether in Law, equity or otherwise, including monetary damages) to (i) an Order of specific performance to enforce the observance and performance of such covenant or obligation and (ii) an injunction restraining such breach or threatened breach. Each party hereto further agrees that no other party or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 4.10, and each party hereto irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

4.11. Non-Recourse. All claims, obligations, liabilities and causes of action based upon, in respect of, arising under, by reason of, in connection with, or relating in any manner to this Agreement may be made only against (and are those solely of) the Persons that are expressly identified as parties in the preamble and signatories to this Agreement (the “Contracting Parties”). No Person who is not a Contracting Party, including any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, equityholder, Affiliate, agent, attorney, representative, financing source, heir or assignee of, or any financial advisor or lender to, or successor to, any Contracting Party, or any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, equityholder, Affiliate, agent, attorney, representative, financing source, heir or assignee of, or any financial advisor or lender to, or successor to, any of the foregoing (collectively, “Nonparty Affiliates”), shall have any liability, obligations, claims or causes of action based upon, in respect of, arising under, by reason of, in connection with, or relating in any manner to this Agreement, whether by or through attempted piercing of the corporate veil, by or through a claim by or on behalf of any party hereto or otherwise, and, to the maximum extent permitted by Law, each Contracting Party hereby waives and releases all such liabilities, claims, causes of action and obligations against any such Nonparty Affiliates. Without limiting the foregoing, to the maximum extent permitted by Law, (a) each Contracting Party hereby waives and releases any and all rights, claims, demands or causes of action that may otherwise be available at Law or in equity, or granted by statute, to avoid or disregard the entity form of a Contracting Party or otherwise impose liability of a Contracting Party on any Nonparty Affiliate, whether granted by statute or based on theories of equity, agency, control, instrumentality, alter ego, domination, sham, single business enterprise, piercing the veil, unfairness, undercapitalization, or otherwise and (b) each Contracting Party disclaims any reliance upon any Nonparty Affiliates with respect to the performance of this Agreement or any representation or warranty made by a Nonparty Affiliate in, in connection with, or as an inducement to this Agreement. Notwithstanding anything to the contrary herein, no party hereto hereby waives any right to enforce its rights granted hereunder or granted under the Closing Agreements, the Governance Agreements, the Letter Agreement, the Existing Employment Agreement (as defined in the Letter Agreement and as specifically amended or superseded by the Letter Agreement), the Merger Agreement or any of the other agreements or documents to be entered into among any of the Investors, the Parent Entities, the Company Entities or their respective Affiliates in connection with the Transactions against any other party thereto, and any exhibits, schedules, or other attachment thereto and any documentation implementing any of the terms thereof, against any other party thereto.

4.12. Confidentiality. Each Investor agrees that such Investor will not, either directly or indirectly, disclose to any Person the terms of, or the negotiations and/or considerations leading to, this Agreement, the Closing Agreements and the Merger Agreement, or any other information related to the Transactions (the “Confidential Information”); provided that the term “Confidential Information” shall not include information that was, is now, or becomes generally available to the public, including in any public disclosure by the Parent Entities, their Affiliates or otherwise, other than as a result of a disclosure by such Investor in violation of this Agreement. Notwithstanding anything to the contrary contained herein, nothing in this Agreement shall prohibit an Investor from disclosing the Confidential Information to (i) any of such Investor’s representatives with a need to know the Confidential Information for the purposes of entry into this Agreement and the Closing Agreements and as necessary in connection with tax filings, legal matters or other non-commercial purposes, provided, that the Investor shall be responsible for its representatives maintaining the confidentiality of the Confidential Information, and (ii) disclosures required by Law, provided that such Investor shall, to the extent reasonably practicable and legally permissible, give the Parent Entities prompt written notice of such requirement to enable any of the Parent Entities to seek a protective order or other appropriate remedy (at the Parent Entities’ sole expense) and/or waive compliance with this Agreement provided that (A) with respect to public disclosure required by applicable securities Laws or the rules or regulations of the New York Stock Exchange (NYSE) or any United States national securities exchange on which any of the Interests are then traded, the party making such disclosure shall use its reasonable best efforts to consult with the other parties hereto before making any such public disclosure and (B) with respect to any other compelled disclosure, such Investor shall, to the extent reasonably practicable and legally permissible, give the Parent Entities prompt written notice of such requirement to enable any of the Parent Entities to seek a protective order or other appropriate remedy (at the Parent Entities’ sole expense) and/or waive compliance with this Agreement. If such Investor fails to obtain such protective order or other appropriate remedy to preclude the disclosure of any Confidential Information, such Investor shall only disclose that portion of the Confidential Information which such Investor is required to disclose by Law.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Wildcat EGH Holdco, LP

By:	SLP WILDCAT AGGREGATOR GP, L.L.C., its general partner

By:	SILVER LAKE TECHNOLOGY ASSOCIATES VII, L.P., its managing member

By:	SLTA VII (GP), L.L.C., its general partner

By:	SILVER LAKE GROUP, L.L.C., its managing member

By:	/s/ Egon Durban
Name: Egon Durban
Title: Co-CEO

Wildcat OpCo Holdco, LP

By:	SLP WILDCAT AGGREGATOR GP, L.L.C., its general partner

By:	SILVER LAKE TECHNOLOGY ASSOCIATES VII, L.P., its managing member

By:	SLTA VII (GP), L.L.C., its general partner

By:	SILVER LAKE GROUP, L.L.C., its managing member

By:	/s/ Egon Durban
Name: Egon Durban
Title: Co-CEO

[Signature Page to Rollover Agreement]

INVESTOR

/s/ Patrick Whitesell
Name: Patrick Whitesell

2121 Avenue of the Stars, Suite 2200
Los Angeles, CA 90067
Attn: Patrick Whitesell
Address

pwipad@gmail.com
Email address

[Signature Page to Rollover Agreement]

INVESTOR

PATRICK WHITESELL REVOCABLE TRUST

/s/ Patrick Whitesell
Name:	Patrick Whitesell, Trustee

2121 Avenue of the Stars, Suite 2200
Los Angeles, CA 90067
Attn: Patrick Whitesell
Address

pwipad@gmail.com
Email address

[Signature Page to Rollover Agreement]

INVESTOR
ENDEAVOR EXECUTIVE HOLDCO, LLC

/s/ Patrick Whitesell
Name:	Patrick Whitesell
Title:	Director

9601 Wilshire Boulevard, 3rd Floor
Beverly Hills, CA 90210
Attn: Patrick Whitesell
Address

pwipad@gmail.com
Email address

[Signature Page to Rollover Agreement]

INVESTOR
ENDEAVOR EXECUTIVE II HOLDCO, LLC

/s/ Patrick Whitesell
Name:	Patrick Whitesell
Title:	Director

9601 Wilshire Boulevard, 3rd Floor
Beverly Hills, CA 90210
Attn: Patrick Whitesell
Address

pwipad@gmail.com
Email address

[Signature Page to Rollover Agreement]

INVESTOR
ENDEAVOR EXECUTIVE PIU HOLDCO, LLC

/s/ Patrick Whitesell
Name:	Patrick Whitesell
Title:	Director

9601 Wilshire Boulevard, 3rd Floor
Beverly Hills, CA 90210
Attn: Patrick Whitesell
Address

pwipad@gmail.com
Email address

[Signature Page to Rollover Agreement]

Exhibit A

ROLLOVER INTERESTS

[Omitted.]

Exhibit B

ROLLOVER EQUITY TERM SHEET

[Omitted.]

Schedule I

Agreements to be Terminated

[Omitted.]

Annex I

ROLLOVER AGREEMENT

ROLLOVER AGREEMENT, dated as of April 2, 2024 (this “Agreement”), among Wildcat EGH Holdco, L.P., a Delaware limited partnership (“Holdco Parent”), Wildcat OpCo Holdco, L.P., a Delaware limited partnership (“OpCo Parent” and, together with Holdco Parent, the “Parent Entities” and each, a “Parent Entity”) and Mark Shapiro (the “Investor”). Capitalized terms used in this Agreement but not defined herein shall have the meanings set forth in the Merger Agreement (as defined below).

WHEREAS, the Parent Entities have entered into that certain Agreement and Plan of Merger, dated as of the date hereof (as may be amended, modified or supplemented from time to time, the “Merger Agreement”), with Wildcat PubCo Merger Sub, Inc., a Delaware corporation and wholly-owned indirect subsidiary of Holdco Parent (“Holdco Merger Sub”), Wildcat Manager Merger Sub, L.L.C., a Delaware limited liability company and wholly-owned subsidiary of Holdco Merger Sub (“Manager Merger Sub”), Wildcat OpCo Merger Sub, L.L.C., a Delaware limited liability company and wholly-owned subsidiary of OpCo Parent (“OpCo Merger Sub” and, together with Holdco Merger Sub and Manager Merger Sub, the “Merger Subs” and each, a “Merger Sub”), L.L.C., Endeavor Executive Holdco, LLC, Endeavor Executive II Holdco, LLC, Endeavor Executive PIU Holdco, LLC, Endeavor Group Holdings, Inc., a Delaware corporation (the “Company”), Endeavor Manager, LLC, a Delaware limited liability company and subsidiary of the Company (the “Manager”), and Endeavor Operating Company LLC, a Delaware limited liability company and subsidiary of the Manager (“OpCo” and, together with the Company and the Manager, the “Company Entities” and each, a “Company Entity”), pursuant to which (A) (i) on the Closing Date, Holdco Merger Sub will be merged with and into the Company, (ii) the separate corporate existence of Holdco Merger Sub will thereupon cease and (iii) the Company will continue as the surviving corporation and a wholly-owned Subsidiary of Holdco Parent (the “Holdco Merger”), (B) (i) immediately upon the Holdco Merger, Manager Merger Sub will be merged with and into the Manager, (ii) the separate corporate existence of Manager Merger Sub will thereupon cease and (iii) the Manager will continue as the surviving company and a wholly-owned Subsidiary of Holdco Parent (the “Manager Merger”), and (C) (i) immediately upon the Manager Merger, OpCo Merger Sub will be merged with and into OpCo, (ii) the separate corporate existence of OpCo Merger Sub will thereupon cease and (iii) OpCo will continue as the surviving company, collectively owned by OpCo Parent and, indirectly, Holdco Parent (the “OpCo Merger” and, together with the Holdco Merger and Manager Merger, the “Mergers” and, together with the other transactions contemplated by the Merger Agreement, collectively, the “Transactions”), upon the terms and subject to the conditions set forth therein;

WHEREAS, the Investor currently, directly or indirectly, holds certain equity interests in OpCo and in the Company (all of such interests held by the Investor and his Permitted Transferees, collectively, the “Interests”), and, solely with respect to the Rollover Interests (as defined below), the Investor shall, contingent upon the closing of the Transactions in accordance with the Merger Agreement, waive any and all of his rights under the Merger Agreement to receive cash consideration (including the Merger Consideration and the OpCo Membership Interest Distribution Amount) in exchange for the Rollover Interests (as defined below) in connection with the Transactions and that, following the Closing, such Rollover Interests shall remain issued and outstanding; and

WHEREAS, the parties hereto desire to make certain agreements, representations, warranties and covenants in connection with the transactions contemplated by this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and conditions as hereinafter set forth, the parties hereto do hereby agree as follows:

I	ROLLOVER TRANSACTION

1.1. Rollover. At the Rollover Closing, upon the terms and subject to the conditions of this Agreement, the Investor hereby agrees that solely with respect to the Rollover Interests, the Investor shall be deemed to have waived any and all rights under the Merger Agreement to receive the Merger Consideration or the OpCo

Membership Interest Distribution Amount. The Investor acknowledges that he will not receive any cash payment for the Rollover Interests pursuant to the Transactions and that in consideration of the Investor relinquishing his right to receive Merger Consideration or the OpCo Membership Interest Distribution Amount in connection with the Transactions, such Rollover Interests shall remain issued and outstanding equity interests in the Company and/or OpCo, as applicable. As used herein, “Rollover Interests” shall mean a number of Interests that are outstanding and vested Shares of the Company without any restrictions on such Shares or Units of OpCo (as defined in the OpCo Operating Agreement) with a value equal to $37,187,970 (based on the applicable Merger Consideration). Notwithstanding anything in the Merger Agreement to the contrary, the OpCo Profits Units Merger Consideration for the OpCo Profits Units held by the Investors shall, for the avoidance of doubt, be determined by reference to the OpCo Merger Consideration and taking into account any hurdle amount, catch-up hurdle amounts, catch-up adjustments or other similar adjustments as set forth in the terms of the applicable OpCo Profits Units. No later than 90 days following the date of this Agreement, the Investor shall designate (in his sole discretion) the Interests that will comprise the Rollover Interests by delivering to the Parent Entities an updated Exhibit A to specifically identify the Rollover Interests in the column titled “Rollover Interests” thereon.

1.2. Rollover Closing. Subject to the satisfaction (or waiver by the parties entitled to the benefit thereof) of the conditions set forth in Section  1.3, the closing of the transactions contemplated hereby (the “Rollover Closing”) will take place at the time specified in Section  1.3. At or prior to the Rollover Closing, the parties hereto shall negotiate in good faith and execute and deliver to the other parties hereto, (1) a shareholder’s agreement of the Company (the “Company SHA”), (2) the Fourth Amended and Restated Limited Liability Company Agreement of OpCo (the “A&R OpCo LLCA”) and (3) such other governing, organizational or other applicable agreements or documents of the Company and OpCo, in each case of the foregoing clauses (1) through (3), that reflect the terms set forth on Exhibit B hereto and such other terms as are consistent with the terms set forth on Exhibit B hereto (collectively, and together with the Company SHA and the A&R OpCo LLCA, the “Governance Agreements”); provided that, notwithstanding the foregoing, in the event that the Governance Agreements are not executed prior to the Rollover Closing, (i) the Investor and the Parent Entities, as applicable, shall continue to negotiate the Governance Agreements in good faith and enter into, execute and deliver the Governance Agreements as soon as reasonably practicable thereafter and (ii) to the extent applicable, the terms set forth on Exhibit B shall be binding on the parties hereto (and the Parent Entities shall cause the Company and OpCo to be bound by the terms set forth on Exhibit B) until such time that such agreements are executed and delivered. In connection with the foregoing, it is agreed that, prior to or at the Closing, in no event shall the Rollover Interests that are OpCo Profits Units be recapitalized, reclassified or otherwise altered so as to require that Rollover Interests that are OpCo Profits Units be exchanged for Common Units or that the Rollover Interests otherwise be subordinated to the Common Units held by the Parent Entities in a manner different than the relative subordination of the OpCo Profits Units to the Common Units pursuant to the OpCo Operating Agreement. For the avoidance of doubt, the penultimate sentence of this Section 1.2 shall terminate immediately following the Effective Time.

1.3. Conditions to Obligations. The obligations of the Parent Entities and the Investor to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction (or waiver pursuant to the Merger Agreement) of all of the conditions to the consummation of the Transactions as set forth in the Merger Agreement. Upon the satisfaction or waiver of such conditions, the Rollover Closing will occur simultaneously to the Closing.

1.4. Termination. This Agreement shall automatically terminate if, at any time prior to the Rollover Closing, the Merger Agreement shall have been terminated in accordance with its terms. In the event of any termination of this Agreement as provided in this Section 1.4, this Agreement, as well as the Closing Agreements set forth in Section 3.2, shall forthwith become wholly void and of no further force or effect (except Article IV, which shall survive such termination) and there shall be no liability on the part of any parties hereto or their respective officers or directors under this Agreement. Notwithstanding the foregoing, no party hereto shall be relieved from liability for any Willful and Material Breach of this Agreement occurring prior to the termination of this Agreement.

II	REPRESENTATIONS AND WARRANTIES

2.1. Representations and Warranties of the Investor. The Investor represents and warrants to the Parent Entities that:

(a) The Investor is competent to, and has sufficient capacity to, execute and deliver this Agreement and the agreements contemplated hereby (including the Closing Agreements) and to perform the Investor’s obligations hereunder and thereunder. This Agreement has been, and at the Rollover Closing the other definitive documentation (including the Closing Agreements) will be, duly executed and delivered by the Investor and, assuming the due authorization, execution and delivery of this Agreement or the other definitive documentation (including the Closing Agreements), as applicable, by the other parties thereto, as applicable, this Agreement constitutes and other definitive documentation (including the Closing Agreements) will constitute the valid and binding obligation of the Investor, enforceable against the Investor in accordance with its and their terms, respectively, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting the enforcement of creditors’ rights generally and by the effect of general principles of equity (regardless of whether enforcement is considered in a proceeding in equity, at Law or otherwise).

(b) The execution, delivery and performance by the Investor of this Agreement and the agreements contemplated hereby and the consummation by the Investor of the transactions contemplated hereby and thereby do not and will not, with or without the giving of notice or the passage of time or both: (i) violate the provisions of any Law applicable to the Investor or such Investor’s properties or assets; (ii) violate any judgment, decree, order or award of any court, governmental or quasi-governmental agency or arbitrator applicable to the Investor or such Investor’s properties or assets; or (iii) result in any material breach of any terms or conditions of, or constitute a default under, any contract, agreement or instrument to which the Investor is a party or by which the Investor or such Investor’s properties or assets are bound, except, in the case of clauses (i), (ii), and (iii), for violations, conflicts or breaches that would not reasonably be expected to prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.

(c) As of immediately prior to the Rollover Closing, the Investor will hold, directly or indirectly, of record and beneficially own the Rollover Interests, free and clear of all Liens (other than this Agreement, the Merger Agreement, the organizational documents of each of the Company and OpCo and any other agreement between the Investor and the Company or OpCo). As of the date hereof and on the date of the Rollover Closing, the Investor will not be a party to any option, warrant, purchase right, or other contract or commitment (other than this Agreement, the Merger Agreement, and the organizational documents of each of the Company and OpCo) that could require, or restrict or impair the ability of, the Investor to sell, transfer, or otherwise dispose of any of the Rollover Interests.

(d) As of the date of this Agreement, there is no audit, suit, proceeding, claim, examination, deficiency, assessment, investigation or other action pending or, to the knowledge of the Investor, threatened against either of the Investor or any of such Investor’s assets, as applicable, and neither the Investor nor any of such Investor’s assets is the subject of any order of a Governmental Authority, in each case, other than any such action or order that would not reasonably be expected to prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.

(e) Rollover Interests Unregistered. The Investor acknowledges and represents that the Investor has been advised by the Parent Entities that:

(i) following the consummation of the Transactions, the Rollover Interests will not be registered under the Securities Act or under any state securities Law;

(ii) the Investor must continue to bear the economic risk of the investment in the Rollover Interests unless and until the offer and sale of such Rollover Interests are subsequently registered under the Securities Act and all applicable state securities Laws or an exemption from such registration is available;

(iii) following the consummation of the Transactions, it is not anticipated that there will be any public market for the Rollover Interests in the foreseeable future; and

(iv) following the consummation of the Transactions, a notation shall be made in the appropriate records of the applicable entity indicating that the Rollover Interests are subject to restrictions on transfer and, if the applicable entity should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Rollover Interests.

(f) Additional Investment Representations.

(i) the Investor’s financial situation is such that the Investor can afford to bear the economic risk of holding the Rollover Interests for an indefinite period of time, has adequate means for providing for the Investor’s current needs and personal contingencies, and can afford to suffer a complete loss of the Investor’s investment in the Rollover Interests;

(ii) the Investor’s knowledge and experience in financial and business matters are such that the Investor is capable of evaluating the merits and risks of the continued investment in the Rollover Interests;

(iii) the Investor has been given the opportunity to ask questions of, and to receive answers from, the Parent Entities and their respective representatives concerning the Parent Entities, the Transaction and the other transactions contemplated by the Merger Agreement and the terms and conditions of the waiver of the right to receive cash consideration for the Rollover Interests in connection with the Transactions;

(iv) the Investor holds the Rollover Interests for such Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution thereof;

(v) the Investor understands that, following the Closing, the consolidated total indebtedness of the Company Entities and their Subsidiaries may be significantly greater than the consolidated total indebtedness of the Company Entities and their Subsidiaries prior to the Closing Date;

(vi) the Investor is (i) an “accredited investor” within the meaning of Rule 501(a) under the Securities Act or (ii) an entity in which all equity owners are “accredited investors” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act; and

(vii) nothing contained in this Agreement shall be deemed to obligate the Company, OpCo or any of their respective Affiliates to employ the Investor in any capacity whatsoever or to prohibit or restrict the Company, OpCo or any of their respective Affiliates, from terminating the employment of the Investor at any time or for any reason whatsoever, with or without cause (subject to any terms of employment contained in any separate agreement between the Company, OpCo or any of their respective Affiliates and the Investor).

2.2. Representations and Warranties of the Parent Entities. The Parent Entities represent and warrant to the Investor that:

(a) The Parent Entities are competent to, and have sufficient capacity to, execute and deliver this Agreement and the agreements contemplated hereby (including the Closing Agreements) and to perform the Parent Entities’ obligations hereunder and thereunder. This Agreement has been, and at the Rollover Closing the other definitive documentation (including the Closing Agreements) will be, duly executed and delivered by the Parent Entities and, assuming the due authorization, execution and delivery of this Agreement or the other definitive documentation (including the Closing Agreements), as applicable, by the other parties thereto, as applicable, this Agreement constitutes and other definitive documentation (including the Closing Agreements) will constitute the valid and binding obligation of the Parent Entities, enforceable against the Parent Entities in accordance with its and their terms, respectively, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting the enforcement of creditors’ rights generally and by the effect of general principles of equity (regardless of whether enforcement is considered in a proceeding in equity, at Law or otherwise).

(b) The execution, delivery and performance by the Parent Entities of this Agreement and the agreements contemplated hereby and the consummation by the Parent Entities of the transactions contemplated hereby and thereby do not and will not, with or without the giving of notice or the passage of time or both: (i) violate the provisions of any Law applicable to the Parent Entities or such Parent Entities’ properties or assets; (ii) violate any judgment, decree, order or award of any court, governmental or quasi-governmental agency or arbitrator applicable to the Parent Entities or such Parent Entities’ properties or assets; or (iii) result in any material breach of any terms or conditions of, or constitute a default under, any contract, agreement or instrument to which the Parent Entities are a party or by which the Parent Entities or such Parent Entities’ properties or assets are bound, except, in the case of clauses (i), (ii), and (iii), for violations, conflicts or breaches that would not reasonably be expected to prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.

(c) As of the date of this Agreement, there is no audit, suit, proceeding, claim, examination, deficiency, assessment, investigation or other action pending or, to the knowledge of the Parent Entities, threatened against the Parent Entities, and the Parent Entities are not the subject of any order of a Governmental Authority, other than any such action or order that would not prevent, materially delay or materially impede the consummation of the transactions contemplated hereby.

(d) Each of the Parent Entities and the Merger Subs were formed solely for the purpose of engaging in the Transactions, has engaged in no other business activities or operations other than (i) as contemplated by this Agreement, the Merger Agreement and matters ancillary thereto or related to the Transactions contemplated by this Agreement and the Merger Agreement or (ii) such activities or operations that would not materially delay or materially impair the consummation of the transactions contemplated hereby.

III	OTHER COVENANTS

3.1. Sale of Ownership Interests. From and after the date hereof until the Closing, the Investor acknowledges and agrees that he will not sell, dispose of, assign, pledge, collateralize, encumber or otherwise transfer any of his (i) prior to the final designation of the Rollover Interests in accordance with Section 1.1, Interests (or any rights therein) and (ii) following the final designation of the Rollover Interests in accordance with Section 1.1, Rollover Interests (or any Interest therein), in each case, without obtaining the prior written consent of the Parent Entities; provided that the Investor may prior to the Closing transfer its Rollover Interests to a Permitted Transferee (as defined in the OpCo Operating Agreement), including from Endeavor Executive Holdco, LLC, Endeavor Executive II Holdco, LLC or Endeavor Executive PIU Holdco, LLC or the Investor’s revocable trust to any Permitted Transferee of the Investor, as long as such Permitted Transferee delivers a joinder hereto simultaneously with such transfer and no such transfer shall relieve the Investor of any of its obligations hereunder. For the avoidance of doubt, the preceding sentence shall apply to transfers, redemptions or exchanges of Interests made by the Investor pursuant to the governing documents of OpCo (including the rights of redemption and exchange in the OpCo Operating Agreement).

3.2. Entry into Additional Agreements. In connection with the execution of this Agreement, the Investor shall have executed and/or delivered the following agreements, each of which, contingent upon the occurrence of the Transactions, shall be effective as of the Closing Date (collectively, the “Closing Agreements”):

(a) If applicable, a copy of the Consent of Spouse attached hereto as Exhibit C, duly executed by the Investor’s spouse; and

(b) The employment agreement by and among the Company, Buyer, and William Morris Endeavor Entertainment, LLC, dated as of the date hereof (the “Employment Agreement”).

Prior to the Closing, the Investor shall not, and shall not permit the Company or OpCo to, amend, waive, modify, accelerate or terminate the Tax Receivable Agreement in any respect without the prior consent of the Parent Entities.

3.3. Merger Agreement.

(a) The Investor acknowledges and agrees that he shall not make any public announcements regarding the Transactions, except as required by Law or in his capacity as an officer or director of the Company or its Affiliates.

(b) Except to the extent set forth in Section 1.4 hereof, none of the parties hereto or any of their respective officers, directors or Affiliates (other than the parties to the Merger Agreement to the extent set forth in the Merger Agreement) will have any liability or obligation to the other parties hereto with respect to this Agreement resulting from or arising out of any termination of the Merger Agreement or any failure to complete the Transactions or any of the other transactions contemplated by the Merger Agreement with respect to the Merger Agreement, or any breach thereof by any of the parties thereto. The sole remedies of the parties hereto in such case shall be under the Merger Agreement (if any).

(c) The Investor hereby agrees to waive, refrain from and not to commence, participate in, assist or knowingly encourage in any way, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any legal claim or Action, derivative or otherwise, against the Releasees (as defined below) (i) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim or Action seeking to enjoin or delay the Closing), and (ii) arising out of or related to the Merger Agreement (including the Merger Consideration and any claims or Actions alleging a breach of fiduciary duty, or any other duty, in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby (including the negotiation or entry into any such agreement)); provided, however, that nothing contained herein shall operate as a waiver or restrict the Investor from commencing, participating in, assisting or knowingly encouraging in any way, any action to assert the rights of the Investor arising under this Agreement, the Closing Agreements, the Employment Agreement, the Prior Agreement (as defined in the Employment Agreement), the Merger Agreement or the Governance Agreements or any of the other agreements or documents to be entered into among the Investor, the Parent Entities, the Company Entities or their respective Affiliates in connection with the Transactions or any employment or similar arrangement with the Company Entities (including rights to indemnification and expense reimbursement under organizational documents and the Employment Agreement and any applicable insurance) and any exhibits, schedules or other attachments thereto and any documentation implementing any of the terms thereof.

(d) The Investor, on behalf of itself and each of its Affiliates, Permitted Transferees and Representatives, hereby waives, releases and forever discharges (i) all appraisal rights under Section 262 of the DGCL related to the Transactions and (ii) the Parent Entities, the Company Entities and each of their respective individual, joint or mutual, past, present and future Representatives, Affiliates, stockholders, controlling persons, Subsidiaries, successors and assigns (individually, a “Releasee” and collectively, “Releasees”) from any and all Actions, Orders, obligations, Contracts, agreements, debts and liabilities whatsoever, whether known or unknown, suspected or unsuspected, both at Law and in equity, which the Investor, its Affiliates or any of their respective Representatives now has, have ever had or may hereafter have against the respective Releasees arising in connection with the Transactions; provided, however, that nothing contained herein shall operate to release any rights of the Investor arising under this Agreement, the Employment Agreement, the Prior Agreement (as defined in the Employment Agreement), the Closing Agreements, the Governance Agreements or the Merger Agreement or any of the other agreements or documents to be entered into among the Investor, the Parent Entities, the Company Entities or their respective Affiliates in connection with the Transactions or any employment or similar arrangement with the Company Entities (including rights to indemnification and expense reimbursement under organizational documents and any applicable insurance and the Investor’s rights under his Term Employment Agreement with TKO Group Holdings, Inc., effective on or about January 21, 2024). The Investor, effective as of the date hereof, hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any Action of any kind against any Releasee, based upon any matter purported to be released hereby. THE INVESTOR ACKNOWLEDGES THAT HE HAS BEEN ADVISED OF THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION

1542 WHICH PROVIDES THAT: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT.” THE INVESTOR BEING AWARE OF SAID CODE SECTION, HEREBY EXPRESSLY WAIVES ANY RIGHT THE INVESTOR MAY HAVE THEREUNDER.

3.4. Termination and Amendment of Affiliate Agreements. At or prior to the Closing, the Investor shall, and shall cause their Affiliates and the Company Entities to, and the Parent Entities shall cause their Affiliates to, terminate, effective as of the Effective Time, the agreements set forth on Schedule I.

3.5. Agreement to Cooperate; Further Assurances. The Investor and the Parent Entities shall use their reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations to consummate and make effective the transactions contemplated hereby.

IV	MISCELLANEOUS

4.1. Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service (with proof of delivery), or by email (with confirmation by return email) to the respective parties hereto at the following coordinates (or at such other coordinates for a party as shall be specified in a notice given in accordance with this Section 4.1):

(a) if to the Parent Entities or the Merger Subs:

Silver Lake

2775 Sand Hill Road

Suite 100

Menlo Park, CA 94025

Attention: Karen King

Email: karen.king@silverlake.com

with a copy to:

Silver Lake

55 Hudson Yards

40th Floor

New York, NY 10001

Attention: Andy Schader

Email: andy.schader@silverlake.com

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attention: Elizabeth A. Cooper

   Gregory Grogan

   Jeannine McSweeney

Email: ecooper@stblaw.com

   ggrogan@stblaw.com

   jeannine.mcsweeney@stblaw.com

with a copy to:

Simpson Thacher & Bartlett LLP

2475 Hanover Street

Palo Alto, California 94304

Attention: Mark W. Myott

E-mail: mark.myott@stblaw.com

(b) If to the Investor, to:

Mark Shapiro

33 Green Acre Lane

Westport, CT 06880

Tel: (203) 249-9855

shapabc@gmail.com

with a copy (which shall not constitute notice) to:

Akin Gump Strauss Hauer & Feld LLP

One Bryant Park

New York, NY 10036

Attention: Richard J. Rabin

Tel.: (212) 872-1086

Fax: (212) 872-1002

rrabin@akingump.com

4.2. Governing Law; Jurisdiction.

(a) This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware without regard to the principles of conflicts of law that would cause the application of law of any jurisdiction other than those of the State of Delaware.

(b) The parties hereto agree that any Action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement (whether brought by any party or any of its Affiliates or against any party or any of its Affiliates) shall be heard and determined exclusively in the Court of Chancery of the State of Delaware; provided, however, that, if such court does not have jurisdiction over such Action, such Action shall be heard and determined exclusively in any federal or state court located in the State of Delaware. Consistent with the preceding sentence, each of the parties hereto hereby (i) submits to the exclusive jurisdiction of any federal or state court sitting in the State of Delaware for the purpose of any Action arising out of or relating to this Agreement brought by either party hereto; (ii) agrees that service of process will be validly effected by sending notice in accordance with Section 4.1; and (iii) irrevocably waives, and agrees not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement may not be enforced in or by any of the above named courts.

(c) EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO HEREBY (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.2(C).

4.3. No Covenants. The parties agree that the Rollover Interests are fully vested, earned, and non-forfeitable, and are not subject to any terms or conditions except as otherwise set forth in this Agreement and the Merger Agreement.

4.4. Successors and Assigns. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

4.5. Limitation on Assignment. Neither this Agreement nor any of the parties’ respective rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of Law or otherwise by any of the parties hereto without the prior written consent of the other parties hereto; provided that the Parent Entities may assign all or any of their rights and obligations hereunder to any Subsidiary or Affiliate of the Parent Entities.

4.6. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission or other means of electronic transmission, such as by electronic mail in “pdf” form) in counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

4.7. Interpretation. The article and section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement.

4.8. Amendments and Waivers. No amendment, modification or supplement to this Agreement shall be enforced against any party unless such amendment, modification or supplement is in writing and signed by the Parent Entities and the Investor. Any waiver by any party of any term of this Agreement shall not operate as or be construed to be a waiver of any other term of this Agreement. Any waiver must be in writing and signed by the party charged therewith.

4.9. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties hereto, or any of them, with respect to the subject matter hereof and thereof.

4.10. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.

4.11. Specific Performance. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Each party hereto agrees that, in the event of any breach or threatened breach by any other party of any covenant or obligation contained in this Agreement, the non-breaching party shall be entitled (in addition to any other remedy that may be available to it whether in Law, equity or otherwise, including monetary damages) to (i) an Order of specific performance to enforce the observance and performance of such covenant or obligation and (ii) an injunction restraining such breach or threatened breach. Each party hereto further agrees that no other party or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 4.11, and each party hereto irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

4.12. Non-Recourse. All claims, obligations, liabilities and causes of action based upon, in respect of, arising under, by reason of, in connection with, or relating in any manner to this Agreement may be made only against (and are those solely of) the Persons that are expressly identified as parties in the preamble and signatories to this Agreement (the “Contracting Parties”). No Person who is not a Contracting Party, including any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, equityholder, Affiliate, agent, attorney, representative, financing source, heir or assignee of, or any financial advisor or lender to, or successor to, any Contracting Party, or any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, equityholder, Affiliate, agent, attorney, representative, financing source, heir or assignee of, or any financial advisor or lender to, or successor to, any of the foregoing (collectively, “Nonparty Affiliates”), shall have any liability, obligations, claims or causes of action based upon, in respect of, arising under, by reason of, in connection with, or relating in any manner to this Agreement, whether by or through attempted piercing of the corporate veil, by or through a claim by or on behalf of any party hereto or otherwise, and, to the maximum extent permitted by Law, each Contracting Party hereby waives and releases all such liabilities, claims, causes of action and obligations against any such Nonparty Affiliates. Without limiting the foregoing, to the maximum extent permitted by Law, (a) each Contracting Party hereby waives and releases any and all rights, claims, demands or causes of action that may otherwise be available at Law or in equity, or granted by statute, to avoid or disregard the entity form of a Contracting Party or otherwise impose liability of a Contracting Party on any Nonparty Affiliate, whether granted by statute or based on theories of equity, agency, control, instrumentality, alter ego, domination, sham, single business enterprise, piercing the veil, unfairness, undercapitalization, or otherwise and (b) each Contracting Party disclaims any reliance upon any Nonparty Affiliates with respect to the performance of this Agreement or any representation or warranty made by a Nonparty Affiliate in, in connection with, or as an inducement to this Agreement. Notwithstanding anything to the contrary herein, no party hereto hereby waives any right to enforce its rights granted hereunder or granted under the Closing Agreements, the Governance Agreements, the Employment Agreement, the Prior Agreement (as defined in the Employment Agreement and as specifically amended or superseded by the Employment Agreement), the Merger Agreement or any of the other agreements or documents to be entered into among the Investor, the Parent Entities, the Company Entities or their respective Affiliates in connection with the Transactions against any other party thereto (but not, for the avoidance of doubt, any Non-Party Affiliate), and any exhibits, schedules, or other attachment thereto and any documentation implementing any of the terms thereof, against any other party thereto.

4.13. Confidentiality. The Investor agrees that he will not, either directly or indirectly, disclose to any Person the terms of, or the negotiations and/or considerations leading to, this Agreement, the Closing Agreements and the Merger Agreement, or any other information related to the Transactions (the “Confidential Information”); provided that the term “Confidential Information” shall not include information that was, is now, or becomes generally available to the public, including in any public disclosure by the Parent Entities, their Affiliates or otherwise, other than as a result of a disclosure by the Investor in violation of this Agreement. Notwithstanding anything to the contrary contained herein, nothing in this Agreement shall prohibit the Investor from disclosing the Confidential Information to (i) any of the Investor’s representatives with a need to know the Confidential Information for the purposes of entry into this Agreement and the Closing Agreements and as necessary in connection with tax filings, legal matters or other non-commercial purposes, provided, that the Investor shall be responsible for its representatives maintaining the confidentiality of the Confidential Information, and (ii) disclosures required by Law, provided that the Investor shall, to the extent reasonably practicable and legally permissible, give the Parent Entities prompt written notice of such requirement to enable any of the Parent Entities to seek a protective order or other appropriate remedy (at the Parent Entities’ sole expense) and/or waive compliance with this Agreement provided that (A) with respect to public disclosure required by applicable securities Laws or the rules or regulations of the New York Stock Exchange (NYSE) or any United States national securities exchange on which any of the Interests are then traded, the party making such disclosure shall use its reasonable best efforts to consult with the other parties hereto before making any such public disclosure and (B) with respect to any other compelled disclosure, the Investor shall, to the extent reasonably practicable and legally permissible, give the Parent Entities prompt written notice of such requirement to enable any of the Parent Entities to seek a protective order or other appropriate remedy (at the Parent Entities’

sole expense) and/or waive compliance with this Agreement. If the Investor fails to obtain such protective order or other appropriate remedy to preclude the disclosure of any Confidential Information, the Investor shall only disclose that portion of the Confidential Information which the Investor is required to disclose by Law.

4.14. Put Right.

(a) During a Put Period, the Investor shall have the right (a “Put Right”), exercisable by delivering an irrevocable written notice to the Company (a “Put Notice”, and the transaction resulting from a Put Notice, a “Put”), to require the Company (or any its Subsidiaries designated by the Company) to repurchase all or a portion of the Rollover Investor’s Eligible Put Equity with respect to such Put Period. Promptly after receiving the Put Notice, the Company shall deliver to the Rollover Investor a notice setting forth the Put Price to be paid for the Put Equity and the date (which, subject to the last sentence of this Section 4.14(a), shall not be later than 180 days after receipt of the Put Notice) and place for the closing of the Put Right (the closing of such transaction, the “Put Closing”). The Company may elect, in its sole discretion, to pay (or cause to be paid) the Put Price by a combination of the following: (i) delivery to the Company of a wire transfer of immediately available funds in United States dollars or (ii) by offsetting against any indebtedness or obligations for advanced or borrowed funds owed by the Rollover Investor or any of his Affiliates to the Company or any of its Subsidiaries; provided that, if the Company does not elect a method of payment prior to the Put Closing, the Put Price shall be paid in accordance with foregoing clause (i). Notwithstanding anything in this Section 4.14 to the contrary, the Company shall not be required to consummate the Put Closing if any Repurchase Restrictions (as defined below) are in effect; provided, however, that purchases pursuant to this Section 4.14 shall be made within 10 Business Days following the Repurchase Restrictions no longer being in effect. The Put Right and each Put Notice that was delivered to the Company but not yet subject to a Put Closing (including any Put Closing that is subject to any Repurchase Restrictions) shall terminate upon the earlier to occur of (x) immediately prior to a Public Company Event (as defined below) and (y) the execution of a definitive agreement with respect to a Change of Control (as defined below).

(b) For purposes of this Section 4.14, the below definitions will apply.

(i) “Affiliate” means, with respect to any entity, any other person or entity that directly or indirectly controls, is controlled by or is under common control with such entity. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise. Notwithstanding the foregoing, any portfolio company (as such term is commonly understood in the private equity industry) of an SL Entity shall not be an Affiliate of any SL Entity.

(ii) “Change of Control” means the occurrence of any one or more of the following events: (x) the sale or disposition, in one or a series of related transactions, of all or substantially all of the consolidated assets of the Company, OpCo and their respective Subsidiaries, taken as a whole, to any “person” or “group” (as such terms are used for purposes of Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than any SL Entity or any of its Affiliates or to any “group” in which any of the foregoing is a member, (y) any “person” or “group” other than any SL Entity or any of its Affiliates or any “group” in which any of the foregoing is a member, is or becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the Company or OpCo or any of their respective Subsidiaries that owns, directly or indirectly, the same assets and Subsidiaries as OpCo, excluding as a result of any merger or consolidation that does not constitute a Change of Control under clause (z), or (z) any merger or consolidation of the Company or OpCo with or into any other person unless the holders of voting equity immediately prior to such merger or consolidation (or their respective Affiliates) beneficially own a majority of the outstanding voting equity of the surviving or successor entity (or the parent entity thereof) as of immediately following such merger or consolidation.

(iii) “Eligible Put Equity” means the following: (A) during the First Put Period, up to 50% of the Rollover Interests held by the Investor as of immediately following the Closing and (B) during the Second Put Period, up to 50% of the Rollover Interests held by the Investor as of immediately following the Closing.

(iv) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and any successor thereto. References to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successors thereto.

(v) “First Put Period” means the period beginning on the third anniversary of the Closing and ending on the date that is 90 days immediately following the third anniversary of the Closing.

(vi) “IPO” means the consummation of (x) the initial underwritten public offering of securities of the Company or any of its respective Subsidiaries that owns, directly or indirectly, the same assets and Subsidiaries as OpCo (or any newly formed direct or indirect parent thereof) that is registered under the Securities Act or (y) the initial voluntary listing of securities of the Company or any of its respective Subsidiaries that owns, directly or indirectly, the same assets and Subsidiaries as OpCo (or any newly formed direct or indirect parent thereof or any direct or indirect Subsidiary thereof) on the New York Stock Exchange, the Nasdaq Stock Market or any other securities exchange or successor to the foregoing.

(vii) “Public Company Event” means an IPO, SPAC Acquisition or any other event that results in the public listing of equity securities of the Company or any of its respective Subsidiaries that owns, directly or indirectly, the same assets and Subsidiaries as OpCo (or any newly formed direct or indirect parent thereof).

(viii) “Put Equity” means the Rollover Interests.

(ix) “Put Period” means the First Put Period and the Second Put Period.

(x) “Put Price” means a dollar value equal to (A) with respect to each Rollover Interest that is a share of Company Common Stock, the Company Merger Consideration, (B) with respect to each Rollover Interest that is an OpCo Membership Interest, the OpCo Merger Consideration and (C) with respect to each Rollover Interest that is an OpCo Profits Unit, the OpCo Profits Unit Merger Consideration with respect to such OpCo Profits Unit; provided, in the case of each of the foregoing clauses (A), (B) and (C), the Put Price shall be (1) to the extent not already taken into account, reduced by the exercise price, strike price or distribution threshold and any required withholding in respect of the Put Equity, (2) subject to appropriate and equitable adjustment for any stock splits, reverse splits, stock dividends or similar events affecting the Rollover Interests.

(xi) “Repurchase Restrictions” means, as of any date of determination, (x) that the Company or any of its Subsidiaries is prohibited (including by any restriction on the Company or any of its Subsidiaries distributing, contributing or otherwise transferring funds to the Company or any other Subsidiary of the Company) from consummating the Put Closing by (1) applicable law and/or (2) the terms of any debt financing agreement, other indebtedness or any other contractual arrangement and/or (y) the Board determines in good faith that consummating the Put Closing would constrain the ordinary course liquidity requirements of the Company or any of its Subsidiaries.

(xii) “Second Put Period” means the period beginning on the fourth anniversary of the Closing and ending on the date that is 90 days immediately following the fourth anniversary of the Closing.

(xiii) “SL Entity” means (x) SLP West Holdings, L.L.C., a Delaware limited liability company, SLP West Holdings II, L.L.C., a Delaware limited liability company, SLP West Holdings III, L.P., a Delaware limited partnership, SLP West Holdings IV, L.P., a Delaware limited partnership, Silver Lake Technology Investors IV (Delaware II), L.P., a Delaware limited partnership, Silver Lake Partners IV DE (AIV III), L.P., a Delaware limited partnership, SLP West Holdings Co-Invest, L.P., a

Delaware limited partnership, and SLP West Holdings Co-Invest II, L.P., a Delaware limited partnership, Wildcat Aggregator, LP, a Delaware limited partnership, the Parent Entities, and any Affiliate of the foregoing (each, an “SL Member”), (y) any bona fide investment fund, or alternative investment vehicle of a bona fide investment fund, that is advised by the investment manager of the SL Member, or by an Affiliate of the investment manager of the SL Member (each, an “SL Related Fund”), or (z) any Affiliate of an SL Member or SL Related Fund.

(xiv) “SPAC Acquisition” means any merger, amalgamation, business combination or similar transaction between the Company or any of its respective Subsidiaries that owns, directly or indirectly, the same assets and Subsidiaries as OpCo (or any newly formed direct or indirect parent thereof) and a “blank-check” company or special purpose acquisition company (i.e., a “SPAC”) that results in equity securities of such resulting entity being listed on the New York Stock Exchange, the Nasdaq Stock Market or any other established securities exchange or successor to the foregoing.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

WILDCAT EGH HOLDCO, L.P.

By:	SLP WILDCAT AGGREGATOR GP, L.L.C., its general partner

By:	SILVER LAKE TECHNOLOGY ASSOCIATES VII, L.P., its managing member

By:	SLTA VII (GP), L.L.C., its general partner

By:	SILVER LAKE GROUP, L.L.C., its managing member

By:	/s/ Egon Durban
Name: Egon Durban
Title: Co-CEO

WILDCAT OPCO HOLDCO, L.P.

By:	SLP WILDCAT AGGREGATOR GP, L.L.C., its general partner

By:	SILVER LAKE TECHNOLOGY ASSOCIATES VII, L.P., its managing member

By:	SLTA VII (GP), L.L.C., its general partner

By:	SILVER LAKE GROUP, L.L.C., its managing member

By:	/s/ Egon Durban
Name: Egon Durban
Title: Co-CEO

[Signature Page to Rollover Agreement]

INVESTOR

/s/ Mark Shapiro
Name: Mark Shapiro

Address

mshapiro@endeavorco.com
Email address

[Signature Page to Rollover Agreement]

Exhibit A

ROLLOVER INTERESTS1

Entity	Rollover Interests

[1]	Investor to designate Rollover Interests in accordance with Section 1.1.

Exhibit B

ROLLOVER EQUITY TERM SHEET

[Omitted]

Exhibit C

Consent of Spouse

[Omitted]

Schedule I

Agreements to be Terminated

[Omitted]

Annex J

April 2, 2024

Ariel Emanuel

Via Email

Dear Ariel,

The purpose of this letter agreement (“Letter Agreement”) is to memorialize certain terms in connection with the transactions contemplated by that certain Agreement and Plan of Merger, dated as of the date hereof, by and among Wildcat EGH Holdco, L.P. (“EGH Holdco”), Wildcat OpCo Holdco, L.P. (“OpCo Holdco”), Wildcat PubCo Merger Sub, Inc., Wildcat OpCo Merger Sub, L.L.C., Wildcat Manager Merger Sub, L.L.C., Endeavor Executive Holdco, LLC, Endeavor Executive II Holdco, LLC, Endeavor Executive PIU Holdco, LLC, Endeavor Group Holdings, Inc. (“EGH”), Endeavor Manager, LLC and Endeavor Operating Company, LLC (“EOC”) (as may be amended, modified, waived or supplemented from time to time in accordance with the terms thereof, the “Merger Agreement”). Capitalized terms used herein, but not defined herein, shall have the meaning ascribed to such terms in the Merger Agreement.

The parties hereto hereby agree as follows:

1.

Termination of Existing Employment Agreement at Closing. That certain Second Amended and Restated Term Employment Agreement, entered into on March 13, 2019, by and between you, EGH and EOC (as may be amended, modified, waived or supplemented from time to time, the “Existing Employment Agreement”) will terminate at the Effective Time, unless earlier terminated by you or EOC in accordance with the terms of the Existing Employment Agreement. From and after the Effective Time, you will not be entitled to any additional compensation or benefits thereunder (other than any accrued and unpaid base salary through the Effective Time, any unpaid annual cash bonus in respect of calendar years prior to the Effective Time and the pro-rated portion of any annual cash bonus in respect of the calendar year in which the Effective Time occurs (based on actual performance), and reimbursement of any unreimbursed business expenses in accordance with EGH’s and/or EOC’s policy in effect from time to time). For the avoidance of doubt, the terms of this Letter Agreement are not intended to impact the terms of your existing employment arrangements at TKO (including your role as Chief Executive Officer of TKO).

2.

Go Forward Employment and Board Service. Effective as of the Effective Time, you will be appointed as (a) the Chief Executive Officer of EGH and a member of the board of directors of EGH (the “EGH Board”) and (b) Founder and Executive Chairman of William Morris Endeavor Entertainment, LLC (“WME”). Subject to Section 3.b, you will have the right to serve in such positions until the earlier of your death, incapacitation or resignation, and shall, during your employment with EGH, be eligible to participate in all group health insurance benefit plans, group life insurance benefit plans, qualified defined contribution retirement plans, annual vacation plans, and other welfare benefit plans and programs (excluding any severance plans) that are made available to other employees of EGH. In addition, during your employment with EGH, if you are insurable at standard or more favorable rates, EGH shall maintain, at its sole cost and expense, a life insurance policy having a face amount of $4,000,000 on your life and on which you shall have the right to designate the beneficiary. For the avoidance of doubt, the Employer Group shall not have any right to terminate your employment with the Employer Group from and after the Effective Time. Following an initial public offering of or pertaining to EGH or WME, as applicable, (x) EGH shall take all actions necessary to (1) unless an Asset Sale Bonus Termination has previously occurred, appoint you as an officer of EGH (or the applicable public company successor to EGH) with the title “Chief Executive Officer” and (2) nominate you for election to the EGH Board (or the board of the applicable public company successor of EGH) and (y) WME shall take all actions necessary to nominate you for election to the board of directors (the “WME Board”) as Executive Chairman of WME (or the board of the applicable public company successor of WME), and to otherwise maintain your title as Founder and Executive Chairman of WME (or the applicable public company successor of WME). You acknowledge and agree that from and after the Effective Time all decisions regarding the operations of EOC or any of EGH and its direct and indirect Subsidiaries, other than TKO Group Holdings, Inc. and its Subsidiaries (collectively, “TKO”) (and collectively, other than TKO, the “Employer Group”), including any acquisitions and dispositions, will reside with the SL Entities (as defined below) and the EGH Board, except as may be delegated to management to operate in accordance with an annual budget, business plan or other delegation approved by the Board. Promptly following the Effective Time, you will receive two new equity awards (the “Equity Awards”) in EGH or EOC in connection with the Transaction, with the first equity award (the “Initial Equity Award”) representing 2.5% of the equity interests and (y) the second equity award (the “Supplemental Equity Award”) representing 0.50% of the equity interests, in each case calculated on a fully-diluted basis. One third of the Initial Equity Award will be paid in options (or economically-equivalent equity interests in EOC) and two thirds of the Initial Equity Award will be paid in RSUs. All of the Supplement Equity Award will be paid in catch-up profits interests. The Equity Awards will be subject to vesting and other terms to be mutually agreed by the parties.

3.	Asset Sale Bonus.

a.

EOC or any of EGH and its direct and indirect Subsidiaries, other than TKO Group Holdings, Inc. and its Subsidiaries (“TKO”) (and collectively, other than TKO, the “Employer Group”) shall pay you a one-time cash transaction bonus equal to $25,000,000, net of applicable tax withholdings (the “Asset Sale Bonus”) in connection with an Asset Sale, payable no later than 75 days following completion of such Asset Sale (as defined below); provided, however, that to the extent you give notice of your resignation from your employment with EGH prior to the consummation of the Asset Sale, no Asset Sale Bonus will be payable unless (i) a transaction that would constitute an Asset Sale, if consummated, is in process, as determined by the EGH Board in good faith, at the time of such resignation or (ii) subsequent to such resignation, you are otherwise engaged in the Asset Sale process in a manner agreed to by you and EGH in writing; provided that if you resign for Good Reason prior to the date the Asset Sale Bonus is otherwise paid (a “Good Leaver Resignation”), you shall be entitled to compensation in the amount of the foregone Asset Sale Bonus, subject to your execution and delivery of a general release of claims in substantially the same form attached hereto as Exhibit A (the “Release”) (and such Release becoming irrevocable and effective pursuant to its terms) within 60 days following such Good Leaver Resignation (with any payments that are subject to the Release being made no earlier than the 61st day following such Good Leaver Resignation).

b.

Upon payment of the Asset Sale Bonus, your employment with the Employer Group (other than as set forth in the immediately following sentence) will terminate (an “Asset Sale Bonus Termination”) and your participation in any benefit plans and programs will terminate in accordance with their terms (other than any rights to indemnification and expense reimbursement to which you are entitled pursuant to the terms of the applicable governing documentation). For the avoidance of doubt, an Asset Sale Bonus Termination will not affect your position as Founder and Executive Chairman of WME or as a member of the EGH Board. Following an Asset Sale Bonus Termination, (a) no member of the Employer Group (other than WME) shall have any continuing obligations to you under this Letter Agreement (other than payment of the Asset Sale Bonus, under Section 4 of this Letter Agreement and any rights to indemnification and expense reimbursement to which you are entitled pursuant to and subject to the terms hereof), and (b) WME shall be solely responsible for its obligations set forth in Section 2 of this Letter Agreement.

c.	For purposes of this Section 3, the below definitions will apply.

i.

“Affiliate” means, with respect to any entity, any other person or entity that directly or indirectly controls, is controlled by or is under common control with such entity. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise. Notwithstanding the foregoing, any portfolio company (as such term is commonly understood in the private equity industry) of an SL Entity shall not be an Affiliate of any SL Entity.

ii.

“Asset Sale” means the sale or disposition (in one or a series of transactions) of all of, or all except a de minimis portion of, the Reference Assets. The EGH Board shall determine, in good faith, whether an Asset Sale has occurred for purposes of this Letter Agreement.

iii.

“Good Reason” means a material breach of this Letter Agreement by any of the parties hereto (other than you); provided that (i) you notify the applicable party of the alleged breach in writing within 30 days following the occurrence of such alleged breach and (ii) such party fails to substantially cure such breach within 30 days following receipt of your written notice. If the applicable party has not cured such event or events giving rise to Good Reason within 30 days after receipt of written notice from you, then you may terminate your employment with the Employer Group for Good Reason by delivering a resignation letter to the Employer Group within 15 business days following such 30-day cure period; provided, that if you have not delivered such resignation letter to the Employer Group within such 15 business day period, then you waive the right to terminate your employment with the Employer Group for Good Reason.

iv.

“Reference Assets” means the operating businesses and the assets primarily related thereto directly or indirectly owned by the Employer Group as of the Effective Time; provided, that in no event shall WME, TKO, and their respective Subsidiaries and other assets that are primarily related to or necessary for the operation of the businesses of WME, TKO or their respective Subsidiaries constitute Reference Assets.

4.

WME Agency Royalty Payments. Subject to Section 4.d hereof, from and after the Effective Time, you will be entitled to receive a quarterly royalty payment from WME equal to 2.5% of the Net Cash Profits (as defined below) of the WME Agency Business (as defined below) for such quarter (the “WME Agency Royalty Payments”) in accordance with the following provisions:

a.

The EGH Board will determine in good faith and in accordance with ordinary course business practices the Net Cash Profits of the WME Agency Business within 45 days of each applicable quarter-end (the “Quarterly Determination”).

b.

Upon your receipt of the Quarterly Determination for the last quarter of each fiscal year (the “Fourth Quarter Determination”), along with reasonable supporting detail (including a reasonably detailed calculation of the Net Cash Profits) and documentation for each Quarterly Determination (including the Fourth Quarter Determination) for such fiscal year, you will have 90 days (the “Review Period”) following your receipt of such Fourth Quarter Determination and supporting documentation to dispute any Quarterly Determination (including the Fourth Quarter Determination) for such fiscal year. EGH and WME will provide you and your representatives (which may include a third party accounting expert) with reasonable access, during normal business hours upon reasonable advance notice, to the books, records, supporting data, personnel and auditors of EGH and WME and their respective Affiliates as reasonably requested by you solely for you and your representatives to review any Quarterly Determination (including the Fourth Quarter Determination) for such fiscal year (subject to your representatives executing customary access letters and confidentiality agreements with respect to such access and information). In the event you do not dispute any Quarterly Determination for an applicable fiscal year within the Review Period, the EGH Board’s Quarterly Determinations for such fiscal year shall be final and binding upon you, the EGH Board and WME, and you will be deemed to have waived your right to dispute the Quarterly Determinations for such fiscal year. However, in the event you do dispute any Quarterly Determination for an applicable fiscal year within the Review Period, (i) you may notify the EGH Board in writing of such disagreement within the Review Period (including on the last day of the Review Period), with such notice to include your proposed Quarterly Determination (including the Fourth Quarter Determination) and reasonably detailed calculations thereof (the “Dispute Notice”), and (ii) you and the EGH Board shall negotiate in good faith to determine the Net Cash Profits for such quarter(s) in accordance with the terms hereof. In the event that you and the EGH Board do not reach a determination of Net Cash Profits for any quarter in dispute within 30 days of your Dispute Notice, such dispute shall be submitted, as soon as practicable and in any event within 10 Business Days, to an independent accountant mutually agreed to by you and the EGH Board (“Independent Review”). In connection with the Independent Review, (x) each party will submit its written statement of its position to the independent accountant, including such party’s proposed Quarterly Determinations (including the Fourth Quarter Determination), the resulting WME Agency Royalty Payments for such fiscal year and reasonably detailed calculations thereof, with a copy to the other party within 10 Business Days of engaging such independent accountant (the “Statement Period”), (y) each party shall have 10 Business Days following the end of the Statement Period to respond to the other party’s written statement of position, and (z) the independent accountant (not acting as an arbitrator) shall be instructed to resolve such dispute within 30 days of engaging such independent accountant. Such independent accountant shall not make a determination of the Net Cash Profits for any applicable quarter in dispute that is lower than the Net Cash Profits for such quarter as was determined by the EGH Board and provided to you in accordance with Section 4.a or higher than the Net Cash Profits for such quarter set forth in your Dispute Notice delivered during or at the conclusion of the Review Period. Neither party or its representatives shall engage in any discussions with such independent account without the other party and its desired representatives participating. Such independent accountant’s determination of the Net Cash Profits for any quarter(s), the amount of the aggregate WME Agency Royalty Payments for the relevant fiscal year (the “Final WME Agency Royalty Payment”) and the division of its fees and expenses amongst the parties (which shall be made in accordance with the last two sentences of this Section 4.b) shall become final and binding upon the parties. All fees and expenses of the independent accountant relating to the work, if any, to be performed by the independent accountant hereunder shall be borne as between WME, on the one hand, and you, on the other hand, based upon the allocation of the dollar value of the contested royalty amount as between WME and you (set forth in the written submissions to the independent accountant) made by the independent accountant. More particularly, if you assert that the royalty payments from WME should be higher by a specified amount and the independent accountant determines that you have a valid claim for 50% or greater of the amount you specify, WME shall pay 100% of the fees and expenses of the independent accountant. If you prevail on less than 50% of the amount you specify, the fees shall be prorated based on the proportion of the amount you specify allocated to each party by the independent accountant. For example, if you challenge the calculations of Net Cash Profits asserting that the annual royalty should be $1,000,000 higher than asserted by WME, and the independent accountant determines that you have a valid claim for $500,000 or more of the $1,000,000, WME shall bear 100% of the fees and expenses of the independent accountant; and if the independent accountant determines that you have a valid claim for $400,000 of the $1,000,000, you shall bear 60% of the fees and expenses of the independent accountant and WME shall bear 40% of the fees and expenses of the independent accountant.

c.

WME shall pay the WME Agency Royalty Payment to you within ten Business Days of the applicable Quarterly Determination (including the Fourth Quarter Determination). In the event you dispute any Quarterly Determination (including the Fourth Quarter Determination) in accordance with this Section 4, if the aggregate amount paid with respect to the Quarterly Determinations (including the Fourth Quarter Determination) for the relevant fiscal year prior to the WME Agency Royalty Payment for the relevant fiscal year becoming final and binding on the parties is less than the Final WME Agency Royalty Payment for such fiscal year, WME shall pay you the amount of such difference (the “True-Up Amount”), together with interest thereon at the 10-year United States Treasury Rate accruing daily from the date such disputed WME Agency Royalty Payment was paid to you until the date the True-Up Amount is paid to you, compounding quarterly.

d.

Your right to any WME Agency Royalty Payments will immediately cease upon the consummation of a Qualified WME Sale; provided that you shall receive any earned, but unpaid WME Agency Royalty Payments relating to the period prior to the consummation of a Qualified WME Sale (payable within 30 days following consummation of such Qualified WME Sale and, in any event, in the same calendar year as such WME Agency Royalty Payment would have been made absent such Qualified WME Sale).

e.	For purposes of this Section 4, the below definitions will apply.

i.

“Adjusted EBITDA” means, for any period, (t) operating income (loss), plus (u) equity-based compensation expenses, plus (v) fees, costs and expenses pursuant to mergers and acquisitions, including earn-out costs, plus (w) fees, costs and expenses incurred pursuant to restructurings, severance, and impairments, plus, (x) fees, costs and expenses of external legal counsel, plus, (y) the non-operating gains (losses) identified with an “*” on Schedule I hereto plus (z) depreciation and amortization, in each case, of the WME Agency Business. An illustrative calculation of “Adjusted EBITDA” as of the end of Fiscal Year 2022 is set forth on Schedule I hereto.

ii.	“Affiliate” has the same meaning as set forth in Section 3.

iii.

“Net Cash Profits” means, without duplication, with respect to the applicable quarter of the WME Agency Business (w) Adjusted EBITDA, minus (x) capital expenditures of the WME Agency Business, minus (y) the amount, if any, by which non-cash working capital (i.e., accounts receivable and non-cash current assets less accounts payable and accrued current liabilities) of the WME Agency Business decreased during the pertinent period, plus, (z) the amount, if any, by which non-cash working capital of the WME Agency Business increased during the pertinent period. For the avoidance of doubt, (i) Net Cash Profits will be determined without regard to any WME Agency Royalty Payments paid or payable pursuant to this Letter Agreement or that certain letter agreement entered into as of the date hereof by and among Patrick Whitesell, EGH, EOC, WME, EGH Holdco and OpCo Holdco (the “PW Letter Agreement”), or any like arrangement with any other party; and (ii) the costs of any acquisition by the WME Agency Business of any equity interests or operating business of any other Person shall not be deemed capital expenditures or increases in non-cash working capital.

iv.

“Qualified WME Sale” means the occurrence of any one or more of the following events: (x) the sale or disposition, in one or a series of related transactions, of a majority of the assets of the WME Agency Business to any “person” or “group” (as such terms are used for purposes of Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than any SL Entity or any of its Affiliates or to any “group” in which any of the foregoing is a member, (y) any “person” or “group” (other than any SL Entity or any of its Affiliates or any “group” in which any of the foregoing is a member) becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the entities comprising the WME Agency Business, excluding as a result of any merger or consolidation that does not constitute a Qualified WME Sale pursuant to clause (z), or (z) any merger or consolidation of the entities comprising the WME Agency Business with or into any other person unless a SL Entity or any of its Affiliates or any “group” in which any of the foregoing is a member continues to beneficially own a majority of the outstanding voting equity of the surviving or successor entity (or the parent entity thereof) as of immediately following such merger or consolidation. The EGH Board shall determine, reasonably and in good faith, whether a Qualified WME Sale has occurred, and such determination shall be final and binding upon the parties if reasonable and in good faith. For the avoidance of doubt, a “Qualified WME Sale” shall also be deemed to occur in the event of a Change of Control (as defined in Section 5.b).

v.

“SL Entity” means (x) SLP West Holdings, L.L.C., a Delaware limited liability company, SLP West Holdings II, L.L.C., a Delaware limited liability company, SLP West Holdings III, L.P., a Delaware limited partnership, SLP West Holdings IV, L.P., a Delaware limited partnership, Silver Lake Technology Investors IV (Delaware II), L.P., a Delaware limited partnership, Silver Lake Partners IV DE (AIV III), L.P., a Delaware limited partnership, SLP West Holdings Co-Invest, L.P., a Delaware limited partnership, and SLP West Holdings Co-Invest II, L.P., a Delaware limited partnership, Wildcat Aggregator, LP, a Delaware limited partnership (“Wildcat Aggregator”), EGH Holdco, OpCo Holdco, and any Affiliate of the foregoing (each, an “SL Member”), (y) any bona fide investment fund, or alternative investment vehicle of a bona fide investment fund, that is advised by the investment manager of the SL Member, or by an Affiliate of the investment manager of the SL Member (each, an “SL Related Fund”), or (z) any Affiliate of an SL Member or SL Related Fund.

vi.	“WME Agency Business” means the agency representation business of William Morris Endeavor Entertainment, LLC or its Affiliates.

5.	Put Right.

a.

From and after the date that is the second anniversary of the Closing Date, you shall have a one-time right (a “Put Right”), exercisable by delivering an irrevocable written notice to EGH (a “Put Notice”, and the transaction resulting from a Put Notice, a “Put”), to require EGH (i) to repurchase all or a portion of the EGH Equity Interests or (ii) to purchase all or a portion of the EOC Equity Interests, held by you and your Permitted Transferees (as defined below), or any combination of the foregoing, as determined by you, at the Put Price (as defined below). To the extent that the repurchase of Equity Interests in EOC, such transaction shall be treated as an exchange of Equity Interests in EOC for Equity Interests in EGH, triggering economic entitlements for tax benefits in accordance with the same terms outlined in Section 7.17 of the Company Disclosure Letter. Promptly after receiving the Put Notice, EGH shall deliver to you a notice setting forth the Put Price to be paid for the Put Equity and the date (which, subject to the last sentence of this Section 5.a, shall not be later than 60 days after receipt of the Put Notice) and place for the closing of the Put Right (the closing of such transaction, the “Put Closing”). EGH may elect, in its sole discretion, to pay (or cause to be paid) the Put Price by a combination of the following (so long as at least 60% of the Put Price is paid in accordance with clause (i)): (i) delivery to you or your applicable Permitted Transferees of a wire transfer of immediately available funds in United States dollars or (ii) by offsetting against any fixed and determined indebtedness or obligations for advanced or borrowed funds owed and payable within the next six months to the Employer Group by you or your Permitted Transferees; provided, if EGH does not elect a method of payment prior to the Put Closing, the Put Price shall be paid in accordance with foregoing clause (i). The Put Right and each Put Notice that was delivered to EGH but not yet subject to a Put Closing shall terminate upon the earlier to occur of (1) immediately prior to a Public Company Event (as defined below) and (2) the execution of a definitive agreement with respect to a Change of Control (as defined below). For the avoidance of doubt, you may only exercise the Put Right one time unless a Put Notice has been withdrawn as described above. Notwithstanding the foregoing, EGH shall only be required to consummate the Put Closing in respect of Put Equity subject to any Award Agreement within one year following the delivery of the Put Notice instead of 60 days following delivery of the Put Notice.

b.	For purposes of this Section 5, the below definitions will apply.

i.

“Award Agreement” means an agreement between EGH and you following the date hereof in connection with the Equity Awards or any other equity awards the parties may agree to in connection with the Transactions.

ii.

“Change of Control” means the occurrence of any one or more of the following events: (x) the sale or disposition, in one or a series of related transactions, of all or substantially all of the consolidated assets of EGH, EOC and their respective Subsidiaries, taken as a whole, to any “person” or “group” (as such terms are used for purposes of Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than any SL Entity or any of its Affiliates or to any “group” in which any of the foregoing is a member, (y) any “person” or “group” other than any SL Entity or any of its Affiliates or any “group” in which any of the foregoing is a member, becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power of EGH or EOC or any of their respective Subsidiaries that owns, directly or indirectly, the same assets and Subsidiaries as EOC, excluding as a result of any merger or consolidation that does not constitute a Change of Control under clause (z), or (z) any merger or consolidation of EGH or EOC with or into any other person unless the holders of voting equity immediately prior to such merger or consolidation (or their respective Affiliates) beneficially own a majority of the outstanding voting equity of the surviving or successor entity (or the parent entity thereof) as of immediately following such merger or consolidation.

iii.

“Deal Price” means a dollar value equal to (i) with respect to each Rollover Interest (as defined in the Rollover Agreement) that is a share of Company Common Stock, Company Merger Consideration plus interest on such amount equal to the 10-year United States Treasury Rate accruing daily and compounding quarterly and (ii) (x) with respect to each Rollover Interest (as defined in the Rollover Agreement) that is an OpCo Membership Interest, OpCo Merger Consideration (without deduction of the OpCo Membership Interest Distribution Amount) plus interest on such amount equal to the 10-year United States Treasury Rate accruing daily and compounding quarterly and (y) with respect to each Rollover Interest (as defined in the Rollover Agreement) that is an OpCo Profits Unit, OpCo Profits Unit Merger Consideration (as set forth in the Rollover Agreement) plus interest on such amount equal to the 10-year United States Treasury Rate accruing daily and compounding quarterly. The Deal Price with respect to Equity Interests held by you or your Permitted Transferees pursuant to any Award Agreement shall be an amount consistent with the foregoing calculation, as adjusted to reflect the terms and structure of the Equity Awards.

iv.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and any successor thereto. References to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successors thereto.

v.

“Family Members” means your spouse, domestic partner, parents, grandparents, lineal descendants or siblings, including any Affiliates thereof, or any trust, family-partnership or estate-planning vehicle, corporation, limited liability company, partnership or other entity of which all of the economic beneficial ownership thereof belongs to you or your Family Members, a charitable institution controlled by you and/or your Family Members, an individual mandated under a qualified domestic relations order and a legal or personal representative of you and/or your Family Members in the event of death or disability.

vi.

“IPO” means the consummation of (x) the initial underwritten public offering of securities of EGH or any of its respective Subsidiaries that owns, directly or indirectly, the same assets and Subsidiaries as EOC (or any newly formed direct or indirect parent thereof) that is registered under the Securities Act or (y) the initial voluntary listing of securities of EGH or any of its respective Subsidiaries that owns, directly or indirectly, the same assets and Subsidiaries as EOC (or any newly formed direct or indirect parent thereof or any direct or indirect Subsidiary thereof) on the New York Stock Exchange, the Nasdaq Stock Market or any other securities exchange or successor to the foregoing.

vii.	“Permitted Transferee” means any of your Family Members or Trusts.

viii.

“Public Company Event” means an IPO, SPAC Acquisition or any other event that results in the public listing of equity securities of EGH or any of its respective Subsidiaries that owns, directly or indirectly, the same assets and Subsidiaries as EOC (or any newly formed direct or indirect parent thereof).

ix.

“Put Equity” means the equity interests of EGH and EOC (or any successor entity) that are held by you and your Permitted Transferees pursuant to the Rollover Agreement or any Award Agreement (each such equity interest held pursuant to the Rollover Agreement or any Award Agreement, an “Equity Interest”).

x.

“Put Price” means for each Equity Interest (x) if the Put Notice is delivered on or following the second anniversary of the Closing but before the five year and six month anniversary of the Closing, the Deal Price and (y) if the Put Notice is delivered following the five year and six month anniversary of the Closing, the value per Equity Interest implied by the SL Mark; provided, in the case of each of the foregoing clauses (x) and (y), the Put Price shall be (1) to the extent not already taken into account, reduced by the exercise price, strike price or distribution threshold and any required withholding in respect of the Put Equity, (2) subject to appropriate and equitable adjustment for any stock splits, reverse splits, stock dividends or similar events affecting the Equity Interests and (3) adjusted if a Put Notice is delivered following the five year and six month anniversary of the Closing and the Put Closing is delayed more than 60 days, the Put Price payable at such Put Closing shall be the greater of (a) the price implied by the SL Mark at the time of delivery of the Put Notice and (b) the price implied by the SL Mark at the time of the Put Closing.

xi.

“Rollover Agreement” means that certain Rollover Agreement, dated as of the date hereof, by and between you and your Permitted Transferees, EGH Holdco and OpCo Holdco, as may be amended, modified, waived or supplemented from time to time in accordance with the terms thereof.

xii.

“SL Mark” means the most recent valuation of Silver Lake Partners VII, L.P. (“SL”) with respect to the value of a share of EGH as reported in the ordinary course to the limited partners of SL, which shall be provided to you, upon request, at any time following the fifth anniversary of the Closing; provided that if SL no longer holds any interest in EGH or there is otherwise no SL Mark, you and SL will engage a nationally recognized investment banking firm mutually acceptable to you and SL to make a valuation, which shall be binding upon the parties, and the expenses of such investment banking firm shall be borne by EGH.

xiii.

“SPAC Acquisition” means any merger, amalgamation, business combination or similar transaction between EGH or any of its respective Subsidiaries that owns, directly or indirectly, the same assets and Subsidiaries as EOC (or any newly formed direct or indirect parent thereof) and a “blank-check” company or special purpose acquisition company (i.e., a “SPAC”) that results in equity securities of such resulting entity being listed on the New York Stock Exchange, the Nasdaq Stock Market or any other established securities exchange or successor to the foregoing.

xiv.

“Trust” means (i) a trust in respect of which (1) the beneficiaries of such Trust include only you and your Family Members, (2) the Trust has agreed in writing to be bound by the terms of this Letter Agreement and (3) the transferor retains exclusive voting control over the Put Equity so transferred, in a trustee capacity or otherwise or (ii) any other trust that is solely for bona fide estate planning purposes that shall not, and shall not be used to, circumvent the provisions herein; provided, further, that a trust shall only be deemed a “Trust” for so long as the beneficiaries of such Trust include only you and your Family Members.

6.

Private Plane. Promptly following the Effective Time, the ownership and operation of the Employer Group’s private plane with U.S. registration number N702ER will be transferred to you or an entity designated by you. Subject to Section 8, following the Effective Time, the Employer Group will pay or reimburse all reasonable costs and expenses related to the use of the plane for business purposes. The parties hereto agree to use commercially reasonable efforts to transfer the private plane in a manner that is tax efficient for the parties. You agree that you will not receive a tax gross-up in connection with the tax consequences associated with such transfer, unless Patrick Whitesell is provided with a tax gross-up in connection with the transfer of one of the Employer Group’s private planes to him, in which case you will receive such a tax gross-up on the same terms.

7.	Expenses and Indemnification.

a.

EGH, EGH Holdco, EOC and OpCo Holdco (and for the avoidance of doubt, any successors thereto, together, the “Indemnifying Entities”) hereby agrees to (or shall cause an affiliate thereof to) reimburse you for your expenses (including reasonable and documented out-of-pocket legal fees and costs) incurred in anticipation of and/or in connection with the Transactions, including the drafting, negotiation and execution of this Letter Agreement, the Rollover Agreement, and any Award Agreement (and any exhibits, schedules or other attachments thereto and any documentation implementing any of the terms hereof and thereof) and the consummation of the transactions contemplated hereby and thereby. Any such reimbursements shall be paid at the earlier of (i) the Closing and (ii) if the Merger Agreement is terminated, promptly following invoices being submitted for reimbursement; provided that any expenses submitted for advancement pursuant to Section 7.b shall be paid promptly upon being submitted for payment as those expenses are incurred.

b.

From and after the date hereof, to the fullest extent permitted by applicable law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Indemnifying Entities to provide broader indemnification rights than such law permitted the Indemnifying Entities to provide prior to such amendment), the Indemnifying Entities shall indemnify and hold harmless, and advance expenses to, you if you are made or are threatened to be made a party or are otherwise involved in any Transaction Litigation in any capacity from and against any and all losses, claims, demands, costs, damages, liabilities, expenses of any nature (including attorneys’ fees and disbursements), judgments, penalties, fines and amounts paid in settlement (including all interest, taxes, assessments and other charges in connection therewith) actually and reasonably incurred by you or on your behalf in connection therewith. The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 7 shall not be deemed exclusive of any other rights to indemnification or advancement of expenses that you may now or in the future be entitled under any by-law, agreement, contract, vote of stockholders or disinterested directors or otherwise of the Indemnifying Entities, both as to action in your official capacity and as to action in another capacity while holding such office. To the extent not prohibited by applicable law, the Indemnifying Entities shall pay the expenses (including attorneys’ fees) incurred by you or on your behalf in defending any Transaction Litigation in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Transaction Litigation shall be made only upon receipt of an undertaking by you to repay all amounts advanced if it should be ultimately determined in a final adjudication that you are not entitled to be indemnified under this Section 7 or otherwise. If a claim for indemnification or advancement of expenses under this Section 7 is not paid in full within 30 days after a written claim therefor by you has been received by the Indemnifying Entities, you may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Indemnifying Entities shall have the burden of proving that you are not entitled to the requested indemnification or advancement of expenses. In (i) any suit brought by you to enforce a right to indemnification hereunder (but not in a suit brought by you to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit brought by the Indemnifying Entities to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnifying Entities shall be entitled to recover such expenses upon a final adjudication that, you have not met any applicable standard for indemnification set forth in the DGCL and binding upon the Indemnifying Entities with respect to the requested indemnification or advancement of expenses.

8.

Business Expense Reimbursement. From and after the Effective Time, during your employment by or service to EGH or WME, as applicable, EGH or WME will reimburse you in accordance with such entity’s applicable policy in effect from time to time for travel, entertainment and other expenses reasonably incurred in the performance of your duties and responsibilities hereunder (including, for the avoidance of doubt, those provided under Section 6 hereof); provided, that you provide EGH or WME, as applicable, with proper substantiation of such travel, entertainment and other expenses; and provided, further, that any such expense will not be considered to be reasonably incurred in the performance of your duties and responsibilities hereunder if it is an expense that expressly requires and has not received the prior approval or consent of the EGH Board or WME Board, as applicable. Any such reimbursements shall be paid no later than the end of the calendar year following the calendar year in which the related expense is incurred.

9.

Confidential Information. You agree that you will not at any time, whether during or subsequent to your employment by or service to the Employer Group, either directly or indirectly, use or divulge, disclose or communicate to any person, firm or corporation, other than in the course of performing your duties to the Employer Group, any confidential and proprietary information and trade secrets of the Employer Group, including, without limitation, client and customer information, pricing information, financial plans, business plans, business concepts, supplier information, know-how and intellectual property and materials related thereto (the “Confidential Information”), whether heretofore or hereafter obtained by you while in the employ or service of the Employer Group. Upon leaving the employ or service of the Employer Group, you will not take or use, without the prior written consent of the applicable member of the Employer Group, any memoranda, notes (whether or not prepared by you during the course of your employment or service with the Employer Group), lists, schedules, forms or other documents, papers or records of any kind (including, but not limited to, computerized or other records and documents in digital form or otherwise), relating to the Employer Group’s businesses or clients or any reproduction, summary or abstract thereof (including by means of discs or any other medium), all of which you acknowledge are the exclusive property of the Employer Group, provided that you shall be entitled to retain any such material solely relating to your ownership interests in any member of the Employer Group, and use the same solely to the extent relating to such ownership interests. You hereby agree to surrender to the Employer Group upon request at any time after the termination of your employment or service with the Employer Group all such documents and other property.

Notwithstanding anything to the contrary contained herein, nothing in this Letter Agreement shall prohibit you from reporting possible violations of federal law or regulation to or otherwise cooperating with or providing information requested by any governmental agency or entity, including, but not limited to, the Department of Justice, the Securities and Exchange Commission, the Congress, and any agency Inspector General, or making other disclosures that are protected under the whistleblower provisions of federal law or regulation. You do not need the authorization of any member of the Employer Group to make any such reports or disclosures and you are not required to notify any member of the Employer Group that you have made such reports or disclosures. In addition, nothing in this Letter Agreement prevents you from discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination or any other conduct that you have reason to believe is unlawful.

10.

Intellectual Property. If you create, invent, design, develop, contribute to or improve any works of authorship, inventions, intellectual property, materials, documents or other work product (including, without limitation, research, reports, software, databases, systems, applications, presentations, textual works, content or audiovisual materials) (“Works”), either alone or with third parties, at any time during your employment with the Employer Group and within the scope of such employment with the use of any of the Employer Group’s resources (“Employer Works”), you hereby irrevocably assign, transfer and convey, to the maximum extent permitted by applicable law, all rights and intellectual property rights therein (including rights under patent, industrial property, copyright, trademark, trade secret, unfair competition and related laws) to EGH to the extent ownership of any such rights does not vest originally in EGH. EGH will not unreasonably refuse request by you to exploit Employer Works (subject to Section 9) if you intend or wish to create, develop, produce and/or otherwise exploit works of authorship (including, without limitation, print publications or audiovisual productions) relating to your life story, in all media whether now known or later developed (e.g., documentaries, feature films, television series, books, magazine articles, screenplays and other written materials, virtual reality, augmented reality and other media) and/or employment at, or relating to, EGH and its predecessors and successors or affiliates (such works, your “Personal Works”) and, at your expense, EGH shall, and shall cause its affiliates to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to evidence and cause such Personal Works (subject to the Employer Group’s rights in the Employer Works) to be owned by you and not EGH or any of its affiliates.

You shall take all requested actions and execute all requested documents (including any licenses or assignments) at EGH’s expense (but without further remuneration) that are reasonable and appropriate to assist EGH in validating, maintaining, protecting, enforcing, perfecting, recording, patenting or registering any of EGH’s rights in Employer Works. If EGH is unable for any other reason to secure your signature on any document for this purpose, then you hereby irrevocably designate and appoint EGH and its duly authorized officers and agents as your agent and attorney in fact, to act for and in your behalf and stead to execute any documents and to do all other lawfully permitted acts in connection with the foregoing.

You shall not knowingly improperly use for the benefit of, bring to any premises of, divulge, disclose, communicate, reveal, transfer or provide access to, or share with any member of the Employer Group any confidential, proprietary or non-public information or intellectual property relating to a former employer or other third party without the prior written permission of such third party. You shall comply with all relevant policies and guidelines of EGH, including, without limitation, policies and guidelines regarding the protection of confidential information and intellectual property and potential conflicts of interest. You acknowledge that EGH may amend any such policies and guidelines from time to time, and that you remain at all times bound by their most current version made available to you.

Notwithstanding anything to the contrary contained anywhere in this Letter Agreement, pursuant to the Defend Trade Secrets Act of 2016, you shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that: (a) is made (i) in confidence to a Federal, state, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. You also understand that if you file a lawsuit for retaliation by the Employer Group for reporting a suspected violation of law, you may disclose the trade secret to your attorney and use the trade secret information in the court proceeding, if you (a) file any document containing the trade secret under seal, and (b) do not disclose the trade secret, except pursuant to court order.

Notwithstanding the foregoing, this Section 10 is subject to the provisions of California Labor Code Sections 2870, 2871 and 2872. In accordance with Section 2870 of the California Labor Code, your obligation to assign your right, title and interest throughout the world in and to all Employer Works does not apply to any Works that you developed entirely on your own time without using EGH’s equipment, supplies, facilities, or Confidential Information except for those Works that (a) relate at the time of conception or reduction to practice of the Work to either the business of EGH or actual or demonstrably anticipated research or development of EGH or (b) result from any work performed by you for EGH. A copy of California Labor Code Sections 2870, 2871 and 2872 is attached to this Letter Agreement as Exhibit B.

11.

Enforcement. The parties hereto agree that irreparable damage would occur for which there is not an adequate remedy at law in the event of a breach or threatened breach of this Letter Agreement, that the damages resulting from any such breach or threatened breach would be material but not readily susceptible to being measured in monetary terms, and that any remedy at law (including the payment of damages) would be inadequate as a result of such breach or threatened breach. Accordingly, it is agreed that any party hereto shall be entitled to an immediate injunction or injunctions to prevent breaches or threatened breaches of this Letter Agreement and to specific performance of the obligations under this Letter Agreement, in each case without proof of actual damages, and the parties hereto waive any requirement for the securing or posting of any bond in connection with any such remedy. The parties hereto further agree that the remedies provided for in this Section 11 shall be in addition to, and not in limitation of, any other remedies that may be available to a party hereto whether at law or in equity, including monetary damages.

12.	Severability. The invalidity or unenforceability of any provision or provisions of this Letter Agreement shall not affect the validity or enforceability of any other provision of this Letter

Agreement. If any of the provisions of this Letter Agreement shall be determined to be invalid under the laws of any applicable jurisdiction, such invalidity shall not invalidate all of the provisions of this Letter Agreement, but rather the Letter Agreement shall be construed insofar as the laws of that jurisdiction are concerned, as not containing invalid or contravening provisions, and the rights and obligations of the parties shall otherwise be enforced to the fullest extent possible. If, however, any such invalid or contravening provisions relate to Sections 9 or 10, then such Sections shall be construed as providing for the maximum protections available to an employer or service recipient which the laws of that jurisdiction permit.

13.

Section 409A. This Letter Agreement shall be interpreted in accordance with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and any Treasury Regulations or other Department of Treasury guidance issued thereunder (“Section 409A”). The parties intend that any amounts payable hereunder will be compliant with or exempt from Section 409A.

If required by Section 409A, no payment or benefit that would otherwise be payable or commence upon the termination of employment shall be paid or shall commence unless and until you have had a “separation from service” within the meaning of Section 409A as determined in accordance with Section 1.409A-1(h) of the Treasury Regulations. For purposes of determining whether a separation from service has occurred, you shall be considered to have experienced a separation from service when the facts and circumstances indicate that you and the Employer Group reasonably anticipate that either (a) no further services will be performed for the Employer Group after a certain date, or (b) that the level of bona fide services you will perform for the Employer Group after such date (whether as an employee or as an independent contractor) will permanently decrease to no more than 20% of the average level of bona fide services performed by you (whether as an employee or as an independent contractor) over the immediately preceding 36-month period (or the full period of services to the Employer Group if you have been providing services to the Employer Group for less than 36 months).

For purposes of Section 409A, each of the payments that may be made hereunder is designated as a separate payment. In no event may you, directly or indirectly, designate the calendar year of any payment to be made under this Letter Agreement. Notwithstanding anything to the contrary in this Letter Agreement, any payment or benefit under this Letter Agreement or otherwise that is exempt from Section 409A pursuant to Section 1.409A-1(b)(9)(v)(A) or (C) of the Treasury Regulations (relating to certain reimbursements and in-kind benefits paid under a separation pay plan) shall be paid or provided to you only to the extent that the expenses are not incurred, or the benefits are not provided, beyond the last day of the second calendar year following the calendar year in which your “separation from service” occurs; and provided further that such expenses are reimbursed no later than the last day of the third calendar year following the calendar year in which your “separation from service” occurs. With respect to any expense reimbursement or the provision of any in-kind benefit that is subject to Section 409A (and not exempt pursuant to the prior sentence or otherwise), the amount of any such expenses eligible for reimbursement, or the provision of any in-kind benefit, in one calendar year shall not affect the provision of in-kind benefits or expenses eligible for reimbursement in any other calendar year (except for any lifetime or other aggregate limitation applicable to reimbursements of medical expenses referred to in Section 105(b) of the Code), and in no event shall any expenses be reimbursed after the last day of the calendar year following the calendar year in which you incurred such expenses, and in no event shall any right to reimbursement or the provision of any in-kind benefit be subject to liquidation or exchange for another benefit.

Notwithstanding any provision of this Letter Agreement to the contrary, if, at the time of your “separation from service”, you are a “specified employee” (as defined in Section 409A) and it is necessary to postpone the commencement of any payments or benefits otherwise payable pursuant to this Letter Agreement as a result of such “separation from service” to prevent any accelerated or additional tax under Section 409A, then the applicable member(s) of the Employer Group will postpone the commencement of the payment of any such payments or benefits hereunder (without any reduction in such payments or benefits ultimately paid or provided to you) that are not otherwise paid within the short-term deferral exception under Section 409A and do not qualify as involuntary separation pay (within the meaning of Section 409A). If any payments or benefits are postponed due to such requirements, such amounts will be paid in a lump sum (without interest) to you on the first payroll date that occurs after the date that is six months and one day following your “separation from service” and any remaining payments and benefits shall be paid or provided in accordance with the normal payment dates specified for such payment or benefit. If you die during the postponement period prior to the payment of postponed amount, the amounts withheld on account of Section 409A shall be paid to the personal representative of your estate within 60 days after the date of your death.

The parties to this Letter Agreement agree to negotiate in good faith to make amendments to this Letter Agreement as the parties mutually agree, reasonably and in good faith, are necessary or desirable to avoid the possible imposition of taxes or penalties under Section 409A, while preserving any affected benefit or payment to the extent reasonably practicable without materially increasing the cost to the Employer Group. Notwithstanding the foregoing, you shall be solely responsible and liable for the satisfaction of all taxes, interest, and penalties that may be imposed on you or for your account in connection with any payment or benefit under this Letter Agreement (including any taxes, interest, and penalties under Section 409A), and the Employer Group shall have no obligation to indemnify or otherwise hold you (or any beneficiary, successor or assign) harmless from any or all of such taxes, interest, or penalties.

14.

Excess Parachute Payments. Notwithstanding anything in this Letter Agreement to the contrary, and subject to the application of this Section 14, if any of the payments or benefits provided or to be provided by EGH, WME or any member of the Employer Group to Employee or for Employee’s benefit pursuant to the terms of this Letter Agreement or otherwise (“Covered Payments”) are determined to constitute “excess parachute payments” within the meaning of Section 280G of the Code and would, but for this Section 14 be subject to the excise tax imposed under Section 4999 of the Code (or any successor provision thereto) or any similar tax imposed by state or local law or any interest or penalties with respect to such taxes (collectively, the “Excise Tax”), then the Covered Payments shall be reduced (but not below zero) to the minimum extent necessary to ensure that no portion of the Covered Payments is subject to the Excise Tax; provided, however, that EGH or, as applicable, WME, agrees to, and agrees to cause any other relevant member of the Employer Group to, submit to a stockholder vote your right to receive the Covered Payments and use commercially reasonable best efforts to obtain shareholder approval of any payments or benefits in excess of the safe harbor level in accordance with Q&A #7 of Section 280G of the Code (the “Shareholder Approval Exception”), to the extent applicable and available, such that there will be no such loss of deductibility under Code Section 280G or imposition of tax under Section 4999 of the Code.

In the event that the Shareholder Approval Exception is not applicable and/or available, the cutback to the Covered Payments contemplated pursuant to this Section 14 shall only be applied if such reduction will result in, after taking into account all applicable taxes, including any federal, state and local taxes and the Excise Tax, a greater net after-tax benefit to Employee than the net after-tax benefit to Employee of payment of all Covered Payments computed without regard to any such reduction.

All determinations required to be made under this Section 14, including whether a payment would result in an “excess parachute payment” and the assumptions utilized in arriving at such determination, shall be made by a “Big Four” accounting firm selected by EGH, at EGH’s expense.

15.

Arbitration. In consideration of your engagement with the Employer Group, its promise to arbitrate all employment or service related disputes and your receipt of any compensation and other benefits paid to you by the Employer Group in your capacity as an employee, at present and in the future, YOU AND THE EMPLOYER GROUP VOLUNTARILY AGREE THAT ANY AND ALL CONTROVERSIES, CLAIMS, OR DISPUTES WITH ANYONE (INCLUDING ANY MEMBER OF THE EMPLOYER GROUP AND ANY EMPLOYEE, OFFICER, DIRECTOR, STOCKHOLDER OR BENEFIT PLAN OF THE EMPLOYER GROUP IN THEIR CAPACITY AS SUCH OR OTHERWISE) ARISING OUT

OF, RELATING TO, OR RESULTING FROM YOUR EMPLOYMENT OR SERVICE WITH THE EMPLOYER GROUP OR THE TERMINATION OF YOUR EMPLOYMENT OR SERVICE WITH THE EMPLOYER GROUP, INCLUDING ANY BREACH OF THIS LETTER AGREEMENT, SHALL BE SUBJECT TO BINDING ARBITRATION.

The parties agree that any arbitration will be administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures and JAMS Arbitration Appellate Procedures (such rules and procedures, the “Procedure”). An arbitration (as opposed to an appeal therefrom) shall be before a sole arbitrator, who shall be a retired judge who has been a member of the State Bar of California for at least 10 years prior to appointment, in accordance with the laws of the State of California for agreements made in and to be performed in California. The parties agree that the arbitration will be conducted in Los Angeles, California. The parties agree that the arbitrator shall have the power to decide any motions brought by any party to the arbitration, including motions for summary judgment and/or adjudication and motions to dismiss and demurrers, prior to any arbitration hearing. The parties also agree that the arbitrator shall have the power to award any remedies, including attorneys’ fees and costs, available under applicable law and that any decision or judgment of the arbitrator will be enforceable in any court of competent jurisdiction. The parties understand the Employer Group will pay for any administrative or hearing fees charged by the arbitrator or JAMS except that you shall pay the first $200 of any filing fees associated with any arbitration which you initiate. The parties agree that the decision of the arbitrator shall be in writing and shall be binding upon you and the Employer Group.

Except as provided by the Procedure and this Letter Agreement, arbitration (and appeal therefrom in accordance with the JAMS Arbitration Appeal Procedures and applicable law) shall be the sole, exclusive and final remedy for any dispute between you and any member of the Employer Group arising out of, relating to, or resulting from your employment or service with the Employer Group or the termination of your employment or service with the Employer Group, including any breach of this Letter Agreement. Accordingly, except as provided for by the Procedure and this Letter Agreement, neither you nor any member of the Employer Group will be permitted to pursue court action regarding such claims that are subject to arbitration.

Notwithstanding the foregoing, in addition to the right under the Procedure to petition the court for provisional relief, you agree that any party may also petition the court for injunctive relief and/or specific performance in accordance with Section 11.

Except to the extent otherwise provided herein, you agree that the arbitration shall be conducted on a strictly confidential basis and you will not disclose the existence or nature of a claim, any documents, exhibits or information exchanged or presented in connection with such a claim or the decision or result of any such claim to any third party except your legal counsel, who shall also be bound by the confidentiality provision of this Section 15.

You understand that this Letter Agreement does not prohibit you from pursuing an administrative claim with a local, state or federal administrative body such as the Department of Labor, the Department of Fair Employment and Housing, the Equal Employment Opportunity Commission or the Workers’ Compensation Board. This Letter Agreement does, however, preclude you from pursuing court action regarding any such claim. You also understand and agree that after exhaustion of administrative remedies under a statute that requires exhaustion of administrative proceedings before seeking relief, you must pursue any such claim through this binding arbitration procedure.

16.

Governing Law; Consent to Jurisdiction; Jury Trial Waiver. THIS LETTER AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE TO BE APPLIED. IN FURTHERANCE OF THE FOREGOING, THE

INTERNAL LAW OF THE STATE OF DELAWARE WILL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS LETTER AGREEMENT, EVEN IF UNDER SUCH JURISDICTION’S CHOICE OF LAW OR CONFLICT OF LAWS ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY. EXCEPT AS IS SPECIFICALLY PROVIDED IN SECTION 15, ANY ACTION TO ENFORCE THIS LETTER AGREEMENT OR AN ARBITRATION AWARD MUST BE BROUGHT IN, AND THE PARTIES HEREBY CONSENT TO THE JURISDICTION OF, A COURT SITUATED IN LOS ANGELES, CALIFORNIA. EACH PARTY HEREBY WAIVES THE RIGHTS TO CLAIM THAT ANY SUCH COURT IS AN INCONVENIENT FORUM FOR THE RESOLUTION OF ANY SUCH ACTION. EACH PARTY TO THIS LETTER AGREEMENT WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM.

17.	Binding Effect. The provisions of this Letter Agreement shall be binding on your heirs, executors, administrators and other successors in interest.

18.	Entire Agreement; Amendment; Termination.

a.

This Letter Agreement, the Rollover Agreement and any exhibits, schedules or other attachments thereto and any documentation implementing any of the terms hereof and thereof constitutes the entire understanding between the parties with respect to the subject matter hereof and supersedes all prior negotiations, discussions, preliminary agreements, executed agreements and understandings, including, without limitation to the foregoing, the Existing Employment Agreement. The Existing Employment Agreement provides that Sections 6, 7, 8, 9, 10, 12, 13, 14, 15, 16, 17, 18, 20, 21, 22, 23, 24 and 25 of the Existing Employment Agreement expressly survive termination of the Existing Employment Agreement (the “Surviving Provisions”). Without limiting the generality of the first sentence of this Section 18, the Surviving Provisions are superseded in their entirety by the terms of this Letter Agreement and in the event of any conflict between the Surviving Provisions and any similar terms set forth in this Letter Agreement, the terms of this Letter Agreement shall govern and prevail.

b.

Notwithstanding anything in this Letter Agreement to the contrary, the parties thereto acknowledge and agree that certain Restrictive Covenant Agreement, dated as of March 13, 2019, by and among EGH, EOC and you remains in full force and effect.

c.	This Letter Agreement may not be amended, modified, rescinded or waived except in writing executed by the parties hereto.

d.

EGH Holdco and OpCo Holdco shall not amend or modify any terms set forth in the Merger Agreement, if such amendment or modification is (i) adverse to you and relates to the amount, form or timing of payment of the Merger Consideration or the treatment of the securities held by you in the Transaction or (ii) material and adverse to you and relates to the tax impact to you of the Transactions contemplated by the Merger Agreement.

e.

Other than Section 7, this Letter Agreement shall automatically terminate upon the effective termination of the Merger Agreement, and shall be void ab initio and shall have been of no force or effect in the event the Merger Agreement is terminated or the Closing otherwise does not occur.

19.

Waiver. Failure of you or any member of the Employer Group to enforce any provision or provisions of this Letter Agreement shall not in any way be construed as a waiver of any provision or provisions, or prevent you or any member of the Employer Group from thereafter enforcing each and every other provision of this Letter Agreement.

20.

Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via telecopy (receipt confirmed) to the parties at the following addresses or facsimile numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):

If to any member of the Employer Group:

c/o Endeavor Operating Company, LLC

Endeavor Group Holdings, Inc.

9601 Wilshire Boulevard, Third Floor Beverly Hills, CA 90210

Attention: Chief Legal Officer

Fax: (310) 246-3065

With a copy (which shall not constitute notice) to each of:

Silver Lake

2775 Sand Hill Road

Suite 100

Menlo Park, CA 94025

Attention: Karen King

Email: karen.king@silverlake.com

Silver Lake

55 Hudson Yards

40th Floor

New York, NY 10001

Attention: Andy Schader

Email: andy.schader@silverlake.com

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attention: Elizabeth Cooper; Gregory Grogan; Jeannine McSweeney

If to you, to:

The address provided by you to the Employer Group as set forth in the Employer Group’s records.

With a copy (which shall not constitute notice) to:

Debevoise & Plimpton LLP

66 Hudson Boulevard

New York, NY 10001

Attention: Jeffrey J. Rosen; Jonathan E. Levitsky; Katherine Durnan Taylor

Fax: (212) 909-6836

21.	Taxes.

a.

Any applicable member of the Employer Group shall be entitled to withhold from any payment hereunder any amounts required to be withheld by applicable tax laws or regulations. To the extent any SL Entity or member of the Employer Group determines that it would be required to deduct and withhold in connection with the payment of any amounts to you or for your benefit pursuant to this Letter Agreement (other than in respect of payments of the bonuses described in Section 1 and Section 3 and the portion of the Initial Equity Award treated as wages for U.S. federal tax purposes), the relevant SL Entity or member of the Employer Group shall provide you with prior written notice of its intent to deduct or withhold as soon as reasonably practicable prior to making such deduction or withholding and shall work with you in good faith to prepare any certifications or documentation or to restructure the payment of such amounts to reduce or eliminate the required withholding and deduction.

b.

With respect to your EOC Equity Interests that are not designated as Rollover Interests pursuant to the terms of the Rollover Agreement, the Parties hereto agree that your disposition of such EOC Equity Interests shall take the form of a sale by you to EGH for cash. The transaction described in the immediately preceding sentence shall be treated as triggering economic entitlements for tax benefits in accordance with Section 7.17 of the Company Disclosure Letter.

22.

Set Off. Other than as set forth in Section 5, EGH, EOC and/or WME’s obligation to pay you the amounts provided and to make the arrangements provided hereunder shall be subject to set-off, counterclaim or recoupment of any fixed and determined amounts owed and payable within the next six months by you to the Employer Group, except to the extent any such set-off, counterclaim or recoupment would violate, or result in the imposition of a tax under Section 409A, in which case such right shall be null and void.

23.

Advice of Counsel and Construction. You acknowledge that you had the opportunity to be represented by counsel in the negotiation and execution of this Letter Agreement. Accordingly, the rule of construction of contract language against the drafting party is hereby waived by each party to this Letter Agreement.

24.

Successors and Assigns. This Letter Agreement is personal to you and without the prior written consent of EGH, EOC and/or WME, as applicable, shall not be assignable by you otherwise than by will or the laws of descent and distribution (except that the applicable governing equity documentation will provide that the rights in respect of any Equity Interests that are transferred to any of your Permitted Transferees may be enforced by such Permitted Transferees, but solely in respect of such transferred Equity Interests). This Letter Agreement shall be assignable by EGH, EOC, and/or WME, as applicable, to any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Employer Group.

25.

Survival. Sections 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20, 21, 22, 23, 24, 25 and 26 shall survive and continue in full force in accordance with their terms notwithstanding any termination of this Letter Agreement or your employment and/or services to the Employer Group for any reason.

26.

Cooperation. During your service to the Employer Group and at any time thereafter, you agree to use reasonable best efforts to cooperate (a) with the Employer Group in the defense of any legal matter involving any matter that arose during your service with the Employer Group and (b) with all governmental authorities on matters pertaining to any investigation, litigation or administrative proceeding pertaining to the Employer Group. EGH will (or shall cause an affiliate to) reimburse you for any reasonable travel and out-of-pocket expenses incurred by you in providing such cooperation and, to the extent the Employer Group is not otherwise continuing to pay you, EGH shall (or shall cause an affiliate to) pay you at a daily rate equal to $23,077. Furthermore, any such cooperation occurring after the termination of your services shall be scheduled to the extent reasonably practicable so as not to unreasonably interfere with your business or personal affairs.

27.

Allocations. For U.S. federal income tax purposes, EOC shall continue its historic practice with respect to partnership liability allocations in a manner that would not reasonably be expected to result in a net decrease to your direct or indirect share of partnership liabilities following the Effective Time to the maximum extent permitted by law and applicable treasury regulations other than as a result of a net decrease in EOC’s liabilities or a net decrease in a partner’s direct or indirect interest in EOC.

28.

Counterparts. This Letter Agreement may be executed in any number of counterparts, each of which when executed and delivered, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument binding upon all of the parties hereto notwithstanding the fact that all parties are not signatory to the original or the same counterpart. For purposes of this Letter Agreement, facsimile signatures or signatures via email as a portable document format (.pdf) shall be deemed originals.

29.

Interpretation. When a reference is made in this Letter Agreement to a Section, Schedule or Exhibit, such reference shall be read to refer to a Section, Schedule or Exhibit of this Letter Agreement unless otherwise indicated. The headings contained in this Letter Agreement or in any schedule or exhibit are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Letter Agreement. The meaning assigned to each capitalized term defined used in this Letter Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Letter Agreement, each of its other grammatical forms has a corresponding meaning. All schedules and exhibits annexed hereto are hereby incorporated in and made a part of this Letter Agreement as if set forth herein. The word “including” and words of similar import when used in this Letter Agreement will mean “including, without limitation,” unless otherwise specified.

30.	Executive Holdcos.

a.

You agree that you will take such actions as are within your control and in accordance with the organizational documents of the Executive Holdcos to ensure that following the execution of this Letter Agreement and in connection with implementing and consummating the transactions contemplated by the rollover agreement entered into by Patrick Whitesell in connection with the execution of the Merger Agreement, Patrick Whitesell and his designated Affiliated entities are entitled to vote, sell, transfer, receive distributions and proceeds in respect thereof and to otherwise exercise control over all of the interests in EOC held by the Executive Holdcos that correspond to his (and his Affiliated entities’) ownership interests in the Executive Holdcos (the “Relevant Holdco Interests”), including taking such actions as may be necessary to (i) permit Patrick Whitesell to exercise any of his rights under the PW Letter Agreement in respect of the Relevant Holdco Interests on his own (ii) if necessary or appropriate or if requested by Patrick Whitesell, to distribute or convey to Patrick Whitesell or one or more of his Affiliated entities the Relevant Holdco Interests in the most tax-efficient manner as is possible (but without any adverse tax consequences to you or any of your Affiliated entities) and (iii) otherwise implement the intent of this paragraph a.

b.	“Executive Holdcos” means, collectively, Endeavor Executive Holdco, LLC and Endeavor Executive II Holdco, LLC.

c.	Patrick Whitesell is an express third-party beneficiary of this Section 30 and is entitled to enforce this Section 30 as if he was a party to this Letter Agreement.

*    *     *

This Letter Agreement has been executed by the parties as of the date first written above.

ENDEAVOR GROUP HOLDINGS, INC.

/s/ Jason Lublin
By:	Jason Lublin
Its:	Chief Financial Officer

ENDEAVOR OPERATING COMPANY, LLC

/s/ Jason Lublin
By:	Jason Lublin
Its:	Chief Financial Officer

Solely for the purposes of Sections 2, 3, 4, 8, 11, 12, 13, 14, 15, 16, 17, 18, 19, 22, 23, 24, 25, 28 and 29:

WILLIAM MORRIS ENDEAVOR ENTERTAINMENT, LLC

/s/ Jason Lublin
By:	Jason Lublin
Its:	Chief Financial Officer

[Signature Page to Ariel Emanuel Letter Agreement]

WILDCAT EGH HOLDCO, L.P.

By:	SLP WILDCAT AGGREGATOR GP, L.L.C., its general partner

By:	SILVER LAKE TECHNOLOGY ASSOCIATES VII, L.P., its managing member

By:	SLTA VII (GP), L.L.C., its general partner

By:	SILVER LAKE GROUP, L.L.C., its managing member

/s/ Egon Durban
By:	Egon Durban
Its:	Co-CEO

WILDCAT OPCO HOLDCO, L.P.

By:	SLP WILDCAT AGGREGATOR GP, L.L.C., its general partner

By:	SILVER LAKE TECHNOLOGY ASSOCIATES VII, L.P., its managing member

By:	SLTA VII (GP), L.L.C., its general partner

By:	SILVER LAKE GROUP, L.L.C., its managing member

/s/ Egon Durban
By:	Egon Durban
Its:	Co-CEO

[Signature Page to Ariel Emanuel Letter Agreement]

ACCEPTED:

/s/ Ariel Emanuel
Ariel Emanuel

[Signature Page to Ariel Emanuel Letter Agreement]

Schedule I

Illustrative Calculation of Net Cash Profits and Adjusted EBITDA

[Omitted.]

Exhibit A

General Release

[Omitted.]

Exhibit B

California Labor Code Sections 2870, 2871 and 2872

[Omitted.]

Annex K

April 2, 2024

Patrick Whitesell

Via Email

Dear Patrick,

The purpose of this letter agreement (“Letter Agreement”) is to memorialize certain terms in connection with the transactions contemplated by that certain Agreement and Plan of Merger, dated as of the date hereof, by and among Wildcat EGH Holdco, L.P. (“EGH Holdco”), Wildcat OpCo Holdco, L.P. (“OpCo Holdco”), Wildcat PubCo Merger Sub, Inc., Wildcat OpCo Merger Sub, L.L.C., Wildcat Manager Merger Sub, L.L.C., Endeavor Executive Holdco, LLC, Endeavor Executive II Holdco, LLC, Endeavor Executive PIU Holdco, LLC, Endeavor Group Holdings, Inc. (“EGH”), Endeavor Manager, LLC and Endeavor Operating Company, LLC (“EOC”) (as may be amended, modified, waived or supplemented from time to time in accordance with the terms thereof, the “Merger Agreement”). Capitalized terms used herein, but not defined herein, shall have the meaning ascribed to such terms in the Merger Agreement.

The parties hereto hereby agree as follows:

1.	Termination of Existing Employment Agreement and Restrictive Covenant Agreement.

a.

At the earlier of (i) the date you voluntarily terminate your employment with EOC without Good Reason (as defined in that certain Second Amended and Restated Term Employment Agreement, entered into on March 13, 2019, by and between you, EGH and EOC (as may be amended, modified, waived or supplemented from time to time, the “Existing Employment Agreement”)) and (ii) the Effective Time as long as you remain continuously employed by EOC through the Effective Time (either (i) or (ii), as applicable, the “Trigger Date”), you shall receive, in addition to any amounts you are entitled to under Section 4.8 of the Existing Employment Agreement in connection with such termination, including any accrued and unpaid base salary through the Trigger Date, any reimbursement of any unreimbursed business expenses in accordance with EGH’s and/or EOC’s policy in effect from time to time in connection with such termination, and any other benefits to which you otherwise are entitled under applicable law (including the right to elect to continue health coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended), an amount in cash equal to $5,775,000, which represents the amount of your annual cash bonus earned in respect of calendar year 2023, multiplied by a fraction, the numerator of which is the number of days you were employed during the year in which the Trigger Date occurs and the denominator of which is 365 (the “Prorata Bonus”), payable on the earlier of (i) the Effective Time and (ii) the time annual bonuses are generally paid to other senior executives of EOC with respect to 2024 annual cash bonuses but in no event later than March 15, 2025. Payment of the Prorata Bonus is contingent upon your timely execution and non-revocation of a general release of claims, in the form attached hereto as Exhibit A.

b.

The Existing Employment Agreement (other than Sections 6, 7, 8, 9, 10, 13, 14, 15, 17, 18, 22, 23 (as modified by this sentence), 24, 25 and 26 of the Existing Employment Agreement) shall automatically terminate on the Trigger Date. That certain Restrictive Covenant Agreement, entered into on March 13, 2019, by and among you, EGH and EOC shall automatically terminate on the Trigger Date.

c.	This Section 1 amends Section 4.8 of the Existing Employment Agreement.

2.	Board Service. Effective as of the Effective Time, you will be appointed a member of the board of directors of EGH (the “EGH Board”) and, if requested by EGH or an SL Entity, you will be appointed as Chairman of the governing body of William Morris Endeavor Entertainment, LLC (“WME”) (the “WME Board”)(unless you decline such appointment), and, in each case, shall not be entitled to any additional compensation for such service; provided, you will be entitled to receive compensation (consistent with the compensation paid to other investing, non-SL Entity (as defined below) directors in the event you are not actively involved in the management of WME and being compensated for such management services) and expense reimbursement that is commensurate with that which is provided to other members of the EGH Board and/or the WME Board, as applicable, for such service, and be entitled to the same rights of exculpation, indemnification and advancement of expenses as are provided to the other members of the EGH Board and the WME Board, as applicable. You will have the right to serve in such positions until the earlier of your death, incapacitation, resignation. Following an initial public offering of EGH or WME, as applicable, if requested by you, EGH and/or, if so appointed, WME, shall take such actions as are reasonably necessary to nominate you for election to the board of directors of the applicable public company(s), and if elected, you agree to serve as a member of such board of directors until the earlier of your death, incapacitation, resignation or removal (in accordance with the organizational documents of the applicable public company). However, (i) upon a Guild Call Condition Event (as defined below) pursuant to which EGH or an affiliate thereof exercises its Guild Call Right and such exercise results in a Guild Call Closing, you will be deemed to have resigned from all positions held with the Employer Group (as defined below), including as Chairman of WME and from the EGH Board (as applicable), as of the date such Guild Call Closing occurs and (ii) following your resignation from the EGH Board for any reason, if requested by EGH, you will resign as Chairman of WME, if applicable. You acknowledge and agree that from and after the Effective Time, all decisions regarding the operations of EGH and its direct and indirect Subsidiaries, other than TKO Group Holdings, Inc. and its Subsidiaries (collectively, “TKO”) (and collectively, other than TKO, the “Employer Group”), including any acquisitions and dispositions, will reside with the SL Entities (as defined below) and the EGH Board, except as may be delegated to management to operate in accordance with an annual budget, business plan or other delegation approved by the EGH Board.

3.

Seed Equity. The Investor (as defined on Exhibit B) shall invest $250,000,000 of seed equity into the Media Company (as defined below) subject to the terms and conditions set forth on Exhibit B. Activities of the Media Company will include (a) investing in and providing services to companies in the entertainment, media and sports industries; (b) developing, producing, financing and exploiting film, television and digital audio visual content; (c) talent management; and (d) consulting with other entertainment companies. The foregoing investment shall be made on the terms set forth on Exhibit B.

4.

WME Agency Royalty Payments. To the extent you are appointed as Chairman of WME pursuant to Section 2, and subject to Section 4.d hereof, from and after the Effective Time, you will be entitled to receive a quarterly royalty payment from WME equal to 2.5% of the Net Cash Profits (as defined below) of the WME Agency Business (as defined below) for such quarter (the “WME Agency Royalty Payments”) in accordance with the following provisions:

a.

The EGH Board will determine in good faith and in accordance with ordinary course business practices the Net Cash Profits of the WME Agency Business within 45 days of each applicable quarter-end (the “Quarterly Determination”).

b.

Upon your receipt of the Quarterly Determination for the last quarter of each fiscal year (the “Fourth Quarter Determination”), along with reasonable supporting detail (including a reasonably detailed calculation of the Net Cash Profits) and documentation for each Quarterly Determination (including the Fourth Quarter Determination) for such fiscal year, you will have 90 days (the “Review Period”) following your receipt of such Fourth Quarter Determination and supporting documentation to dispute any Quarterly Determination (including the Fourth Quarter Determination) for such fiscal year. EGH and WME will provide you and your representatives (which may include a third party accounting expert) with reasonable access, during normal business hours upon reasonable advance notice, to the books, records, supporting data, personnel and auditors of EGH and WME and their respective Affiliates as reasonably requested by you solely for you and your representatives to review any Quarterly Determination (including the Fourth Quarter Determination) for such fiscal year (subject to your representatives executing customary access letters and confidentiality agreements with respect to such access and information). In the event you do not dispute any Quarterly Determination for an applicable fiscal year within the Review Period, the EGH Board’s Quarterly Determinations for such fiscal year shall be final and binding upon you, the EGH Board and WME, and you will be deemed to have waived your right to dispute the Quarterly Determinations for such fiscal year. However, in the event you do dispute any Quarterly Determination for an applicable fiscal year within the Review Period, (i) you may notify the EGH Board in writing of such disagreement within the Review Period (including on the last day of the Review Period), with such notice to include your proposed Quarterly Determination (including the Fourth Quarter Determination) and reasonably detailed calculations thereof (the “Dispute Notice”), and (ii) you and the EGH Board shall negotiate in good faith to determine the Net Cash Profits for such quarter(s) in accordance with the terms hereof. In the event that you and the EGH Board do not reach a determination of Net Cash Profits for any quarter in dispute within 30 days of your Dispute Notice, such dispute shall be submitted, as soon as practicable and in any event within 10 Business Days, to an independent accountant mutually agreed to by you and the EGH Board (“Independent Review”). In connection with the Independent Review, (x) each party will submit its written statement of its position to the independent accountant, including such party’s proposed Quarterly Determinations (including the Fourth Quarter Determination), the resulting WME Agency Royalty Payments for such fiscal year and reasonably detailed calculations thereof, with a copy to the other party within 10 Business Days of engaging such independent accountant (the “Statement Period”), (y) each party shall have 10 Business Days following the end of the Statement Period to respond to the other party’s written statement of position, and (z) the independent accountant (not acting as an arbitrator) shall be instructed to resolve such dispute within 30 days of engaging such independent accountant. Such independent accountant shall not make a determination of the Net Cash Profits for any applicable quarter in dispute that is lower than the Net Cash Profits for such quarter as was determined by the EGH Board and provided to you in accordance with Section 4.a or higher than the Net Cash Profits for such quarter set forth in your Dispute Notice delivered during or at the conclusion of the Review Period. Neither party or its representatives shall engage in any discussions with such independent account without the other party and its desired representatives participating. Such independent accountant’s determination of the Net Cash Profits for any quarter(s), the amount of the aggregate WME Agency Royalty Payments for the relevant fiscal year (the “Final WME Agency Royalty Payment”) and the division of its fees and expenses amongst the parties (which shall be made in accordance with the last two sentences of this Section 4.b) shall become final and binding upon the parties. All fees and expenses of the independent accountant relating to the work, if any, to be performed by the independent accountant hereunder shall be borne as between WME, on the one hand, and you, on the other hand, based upon the allocation of the dollar value of the contested royalty amount as between WME and you (set forth in the written submissions to the independent accountant) made by the independent accountant. More particularly, if you assert that the royalty payments from WME should be higher by a specified amount and the independent accountant determines that you have a valid claim for 50% or greater of the amount you specify, WME shall pay 100% of the fees and expenses of the independent accountant. If you prevail on less than 50% of the amount you specify, the fees shall be prorated based on the proportion of the amount you specify allocated to each party by the independent accountant. For example, if you challenge the calculations of Net Cash Profits asserting that the annual royalty should be $1,000,000 higher than asserted by WME, and the independent accountant determines that you have a valid claim for $500,000 or more of the $1,000,000, WME shall bear 100% of the fees and expenses of the independent accountant; and if the independent accountant determines that you have a valid claim for $400,000 of the $1,000,000, you shall bear 60% of the fees and expenses of the independent accountant and WME shall bear 40% of the fees and expenses of the independent accountant.

c.

WME shall pay the WME Agency Royalty Payment to you within ten Business Days of the applicable Quarterly Determination (including the Fourth Quarter Determination). In the event you dispute any Quarterly Determination (including the Fourth Quarter Determination) in accordance with this Section 4, if the aggregate amount paid with respect to the Quarterly Determinations (including the Fourth Quarter Determination) for the relevant fiscal year prior to the WME Agency Royalty Payment for the relevant fiscal year becoming final and binding on the parties is less than the Final WME Agency Royalty Payment for such fiscal year, WME shall pay you the amount of such difference (the “True-Up Amount”), together with interest thereon at the 10-year United States Treasury Rate accruing daily from the date such disputed WME Agency Royalty Payment was paid to you until the date the True-Up Amount is paid to you, and compounding quarterly.

d.

Your right to any WME Agency Royalty Payments will immediately cease upon the earlier of the (i) consummation of a Qualified WME Sale; provided that you shall receive any earned, but unpaid WME Agency Royalty Payments relating to the period prior to the consummation of a Qualified WME Sale (payable within 30 days following consummation of such Qualified WME Sale and, in any event, in the same calendar year as such WME Agency Royalty Payment would have been made absent such Qualified WME Sale), and (ii) time you elect to unilaterally terminate your right to receive WME Royalty Payments, which election you may make at any time in your sole discretion. For the avoidance of doubt, to the extent that you (i) do not commence service as Chairman of WME, you shall have no entitlement to any WME Agency Royalty Payment as set forth in this Section 4 or to any WME Commissions as set forth in Section 5 (but, instead, shall be entitled to a one-time cash payment pursuant to Section 4.e) and (ii) are receiving any WME Agency Royalty Payments pursuant to this Section 4, you shall not be entitled to receive any WME Commissions (as defined below) with respect to the same period.

e.

If you are not appointed as Chairman of WME as of the Effective Time (or if you decline such appointment), pursuant to Section 2, you shall be entitled to a one-time cash payment of $60,000,000, payable on the Effective Date and shall not be entitled to receive any other payments pursuant to this Section 4 or Section 5.

f.	For purposes of this Section 4, the below definitions will apply.

i.

“Adjusted EBITDA” means, for any period, (t) operating income (loss), plus (u) equity-based compensation expenses, plus (v) fees, costs and expenses pursuant to mergers and acquisitions, including earn-out costs, plus (w) fees, costs and expenses incurred pursuant to restructurings, severance, and impairments, plus, (x) fees, costs and expenses of external legal counsel, plus, (y) the non-operating gains (losses) identified with an “*” on Schedule I hereto plus (z) depreciation and amortization, in each case, of the WME Agency Business. An illustrative calculation of “Adjusted EBITDA” as of the end of Fiscal Year 2022 is set forth on Schedule I hereto.

ii.

“Affiliate” means, with respect to any entity, any other person or entity that directly or indirectly controls, is controlled by or is under common control with such entity. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise. Notwithstanding the foregoing, any portfolio company (as such term is commonly understood in the private equity industry) of an SL Entity shall not be an Affiliate of any SL Entity.

iii.

“Net Cash Profits” means, without duplication, with respect to the applicable quarter of the WME Agency Business (w) Adjusted EBITDA, minus (x) capital expenditures of the WME Agency Business, minus (y) the amount, if any, by which non-cash working capital (i.e., accounts receivable and non-cash current assets less accounts payable and accrued current liabilities) of the WME Agency Business decreased during the pertinent period, plus, (z) the amount, if any, by which non-cash working capital of the WME Agency Business increased during the pertinent period. For the avoidance of doubt, (i) Net Cash Profits will be determined without regard to any WME Agency Royalty Payments paid or payable pursuant to this Letter Agreement or that certain letter agreement entered into as of the date hereof by and among Ariel Emanuel, EGH, EOC, WME, EGH Holdco and OpCo Holdco (the “AE Letter Agreement”), or any like arrangement with any other party; and (ii) the costs of any acquisition by the WME Agency Business of any equity interests or operating business of any other Person shall not be deemed capital expenditures or increases in non-cash working capital.

iv.

“Qualified WME Sale” means the occurrence of any one or more of the following events: (x) the sale or disposition, in one or a series of related transactions, of a majority of the assets of the WME Agency Business to any “person” or “group” (as such terms are used for purposes of Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than any SL Entity or any of its Affiliates or to any “group” in which any of the foregoing is a member, (y) any “person” or “group” (other than any SL Entity or any of its Affiliates or any “group” in which any of the foregoing is a member) becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the entities comprising the WME Agency Business, excluding as a result of any merger or consolidation that does not constitute a Qualified WME Sale pursuant to clause (z), or (z) any merger or consolidation of the entities comprising the WME Agency Business with or into any other person unless a SL Entity or any of its Affiliates or any “group” in which any of the foregoing is a member continues to beneficially own a majority of the outstanding voting equity of the surviving or successor entity (or the parent entity thereof) as of immediately following such merger or consolidation. The EGH Board shall determine, reasonably and in good faith, whether a Qualified WME Sale has occurred, and such determination shall be final and binding upon the parties if reasonable and in good faith. For the avoidance of doubt, a “Qualified WME Sale” shall also be deemed to occur in the event of a Change of Control (as defined in Section 6.d).

v.

“SL Entity” means (x) SLP West Holdings, L.L.C., a Delaware limited liability company, SLP West Holdings II, L.L.C., a Delaware limited liability company, SLP West Holdings III, L.P., a Delaware limited partnership, SLP West Holdings IV, L.P., a Delaware limited partnership, Silver Lake Technology Investors IV (Delaware II), L.P., a Delaware limited partnership, Silver Lake Partners IV DE (AIV III), L.P., a Delaware limited partnership, SLP West Holdings Co-Invest, L.P., a Delaware limited partnership, and SLP West Holdings Co-Invest II, L.P., a Delaware limited partnership, Wildcat Aggregator, LP, a Delaware limited partnership (“Wildcat Aggregator”), EGH Holdco, OpCo Holdco, and any Affiliate of the foregoing (each, an “SL Member”), (y) any bona fide investment fund, or alternative investment vehicle of a bona fide investment fund, that is advised by the investment manager of the SL Member, or by an Affiliate of the investment manager of the SL Member (each, an “SL Related Fund”), or (z) any Affiliate of an SL Member or SL Related Fund.

vi.	“WME Agency Business” means the agency representation business of William Morris Endeavor Entertainment, LLC or its Affiliates.

5.	Commission Arrangements.

a.

After the Effective Time, in the event that you elect to terminate your WME Agency Royalty Payments (the “WME Commission Commencement”), you will be entitled to certain commissions with respect to any individuals or entities who are both (a) PW Clients (as defined below) and (b) Specified WME Clients (as defined below) (the “WME Commissions”). Notwithstanding the foregoing, in the event that a Specified WME Client is not a PW Client at the time of the WME Commission Commencement but thereafter becomes a PW Client, you will be entitled to WME Commissions with respect such clients, but only for new deals from and after the time such clients become a PW Clients. The WME Commissions will be equal to 50% of the talent agency commission revenues of the WME Agency Business earned with respect to any such clients (including, for the avoidance of doubt, commissions earned with respect to closed deals entered into prior to the WME Commission Commencement and new deals for those clients) for so long as such clients remain active clients of both the WME Agency Business and clients of your talent management business (the “WME Commission Arrangement”). However, the aggregate amount paid to you pursuant to the WME Commission Arrangement in a calendar year shall not exceed 2.5% of the Net Cash Profits of the WME Agency Business for the applicable calendar year. Any earned commissions pursuant to the WME Commission Arrangement (including the calculation of the 2.5% of Net Cash Profits cap) shall be determined, calculated, subject to review, dispute and dispute resolution, and timing of payment as is applicable to the WME Agency Royalty Payments set forth in Sections 4.a, 4.b and 4.c, mutatis mutandis, unless the parties otherwise agree to a different methodology. For the avoidance of doubt, your membership on the EGH Board in and of itself does not constitute talent agency services to the WME Agency Business for purposes of this Section 5. For purposes of this Letter Agreement, a “Specified WME Client” means a client of the WME Agency Business (as of the date of the WME Commission Commencement) that you were primarily responsible for engaging or placing at WME, a list of which as of the date hereof has been set out in a separate writing provided by you to the General Counsel of EGH (the “Client List”). The Client List may be amended from time to time by you and WME (as mutually agreed upon in writing acting in good faith) to reflect the then-current roster of Specified WME Clients (including to include any new, or remove any former, clients). For the avoidance of doubt, to the extent that you are receiving any WME Commissions pursuant to this Section 5, you shall not be entitled to receive any WME Agency Royalty Payments with respect to the same period.

b.

If the commission arrangements set forth in this Section 5 are alleged to conflict with any applicable law or result in a Guild Call Condition Event, the parties will engage in good faith discussions to restructure the arrangement to ensure that the economics of the arrangement are retained (and, if applicable, to eliminate the occurrence of the Guild Call Condition Event).

c.

Your right to any WME Commissions will cease upon the consummation of a Qualified WME Sale. For the avoidance of doubt, to the extent that you do not commence service as Chairman of WME, you shall have no entitlement to any WME Commissions as set forth in this Section 5 or to any WME Agency Royalty Payment as set forth in Section 4 (but, instead, shall be entitled to a one-time cash payment pursuant to Section 4.e).

d.	For purposes of this Section 5, the below definitions will apply.

i.	“Net Cash Profits” has the same meaning as set forth in Section 4.

ii.

“PW Clients” means clients of any talent management business maintained by you or any of your Affiliates that are majority owned by you, Affiliated with the Media Company or in which an SL Entity is an investor, following the WME Commission Commencement. You shall provide WME with a list of PW Clients promptly following the WME Commission Commencement (which such list will shall be updated from time to time to include any new or remove former PW Clients).

iii.	“WME Agency Business” has the same meaning as set forth in Section 4.

6.	Put and Call Rights.

a.

Put Rights. From and after the date that is the first anniversary of the Closing Date, you shall have the right (a “Put Right”), exercisable by delivering an irrevocable written notice to EGH (a “Put Notice”), to require EGH to repurchase all but not less than all of the Put Equity held by you or your Permitted Transferees (as defined below) at the Repurchase Price (as defined below). To the extent that the repurchase described in the immediately preceding sentence relates to a repurchase of Equity Interests in EOC, such transaction shall be treated as an exchange of Equity Interests in EOC for Equity Interests in EGH, triggering economic entitlements for tax benefits in accordance with the same terms outlined in Section 7.17 of the Company Disclosure Letter. Promptly after receiving a Put Notice, EGH shall deliver to you a notice setting forth the Repurchase Price to be paid for the Put Equity and the date (which shall not be later than 60 days after receipt of the Put Notice) and place for the closing of a Put Right (the closing of such transaction, a “Put Closing”).

b.

Call Right. From and after the occurrence of a Guild Call Condition Event, EGH (or any other member of the Employer Group designated by EGH other than EOC) shall have the right (a “Guild Call Right”), exercisable by delivering a written notice to you (a “Guild Call Notice”), to require you and your Permitted Transferees to sell all of the Equity Interests held by you and your Permitted Transferees that are the basis for the Guild Call Right being implicated (the “Call Equity”) to EGH at the Repurchase Price. To the extent that the repurchase described in the immediately preceding sentence relates to a repurchase of Equity Interests in EOC, such transaction shall be treated as an exchange of Equity Interests in EOC for Equity Interests in EGH, triggering economic entitlements for tax benefits in accordance with the same terms outlined in Section 7.17 of the Company Disclosure Letter. Upon delivery of a Guild Call Notice, you and EGH shall engage in good faith discussions for a period of 60 days to determine whether there are any commercially reasonable steps that can be taken by you or EGH to eliminate the factors resulting in the Guild Call Condition Event (such period of good faith discussion, the “Discussion Period”). Without limiting the foregoing, such commercially reasonable steps shall include you having the right (but not the obligation) to reduce or transfer your investment or ownership interest in any entity or business (other than EGH or any other member of the Employer Group) that is the subject of any conflict of interest cited by the Guild as necessitating the Guild Call Right (or to commit to do so). If, following the Discussion Period, each of you, EGH and the applicable Guild(s) have agreed on commercially reasonable actions to be taken by you, EGH and/or the applicable Guild(s) to eliminate the factors resulting in the Guild Call Condition Event, you and EGH shall (and shall use commercially reasonable efforts to cause the applicable Guild(s) to) take such agreed actions, and following the removal of such Guild Call Condition Event, the Guild Call Right shall not apply with respect to such Guild Call Condition Event, but, for the avoidance of doubt, shall continue to apply with respect to any subsequent Guild Call Condition Event. In the event that the Guild Call Condition Event remains applicable following the Discussion Period and any commercially reasonable efforts agreed to be taken pursuant to this Section 6, EGH shall deliver to you a notice setting forth the Repurchase Price to be paid for the Call Equity and the date (not later than 60 days after receipt of the Guild Call Notice) and place for the closing of the Guild Call Right (the closing of such transaction, the “Guild Call Closing”).

c.

Put Closings and Guild Call Closings. EGH shall pay (or cause to be paid) the Repurchase Price by delivery to you or your applicable Permitted Transferees of a wire transfer of immediately available funds in United States dollars. The Put Rights and the Guild Call Right, and each Put Notice and Guild Call Notice that was delivered to EGH but not yet subject to a Put Closing or Guild Call Closing shall terminate upon the earlier to occur of (x) immediately prior to a Public Company Event (as defined below) and (y) the execution of a definitive agreement with respect to a Change of Control (as defined below).

d.	For purposes of Section 2, Section 3, Section 4, this Section 6 and Section 8 the below definitions will apply.

i.

“Change of Control” means the occurrence of any one or more of the following events: (x) the sale or disposition, in one or a series of related transactions, of all or substantially all of the consolidated assets of EGH, EOC and their respective Subsidiaries, taken as a whole, to any “person” or “group” (as such terms are used for purposes of Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than any SL Entity or any of its Affiliates or to any “group” in which any of the foregoing is a member, (y) any “person” or “group” other than any SL Entity or any of its Affiliates or any “group” in which any of the foregoing is a member, becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power of EGH or EOC or any of their respective Subsidiaries that owns, directly or indirectly, the same assets and Subsidiaries as EOC, excluding as a result of any merger or consolidation that does not constitute a Change of Control under clause (z), or (z) any merger or consolidation of EGH or EOC with or into any other person unless the holders of voting equity immediately prior to such merger or consolidation (or their respective Affiliates) beneficially own a majority of the outstanding voting equity of the surviving or successor entity (or the parent entity thereof) as of immediately following such merger or consolidation.

ii.

“Deal Price” means a dollar value equal to (i) with respect to each Rollover Interest (as defined in the Rollover Agreement) that is a share of Company Common Stock, Company Merger Consideration plus interest on such amount equal to the 10-year United States Treasury Rate accruing daily and compounding quarterly and (ii) (x) with respect to each Rollover Interest (as defined in the Rollover Agreement) that is an OpCo Membership Interest, OpCo Merger Consideration (without deduction of the OpCo Membership Interest Distribution Amount) plus interest on such amount equal to the 10-year United States Treasury Rate accruing daily and compounding quarterly and (y) with respect to each Rollover Interest (as defined in the Rollover Agreement) that is an OpCo Profits Unit, OpCo Profits Unit Merger Consideration (as set forth in the Rollover Agreement) plus interest on such amount equal to the 10-year United States Treasury Rate accruing daily and compounding quarterly.

iii.	“Equity Interest” means an equity interest of EGH and/or EOC (or any successor entity) that is held by you or your Permitted Transferees.

iv.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and any successor thereto. References to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successors thereto.

v.

“Family Members” means your spouse, domestic partner, parents, grandparents, lineal descendants or siblings, including any Affiliates thereof, or any trust, family-partnership or estate-planning vehicle, corporation, limited liability company, partnership or other entity of which all of the economic beneficial ownership thereof belongs to you or your Family Members, a charitable institution controlled by you and/or your Family Members, an individual mandated under a qualified domestic relations order and a legal or personal representative of you and/or your Family Members in the event of death or disability.

vi.

“Guild Call Condition Event” means the occurrence of any activity by you or the Media Company or any business formed pursuant to Exhibit B that results in the Writers Guild of America or any other similar talent guild (collectively, the “Guilds”) contending or asserting that your (or your Permitted Transferee’s) arrangements with the Employer Group and/or related to the Equity Interests create a conflict of interest prohibited by an any agreement or arrangement with a Guild (including any Guild franchise agreement or any side letter thereto) or applicable law or will result in the failure to renew (or the termination of) any such agreement or arrangement with a Guild on the same or more favorable terms to the Employer Group as in effect immediately prior to such renewal.

vii.

“IPO” means the consummation of (x) the initial underwritten public offering of securities of EGH or any of its respective Subsidiaries that owns, directly or indirectly, the same assets and Subsidiaries as EOC (or any newly formed direct or indirect parent thereof) that is registered under the Securities Act or (y) the initial voluntary listing of securities of EGH or any of its respective Subsidiaries that owns, directly or indirectly, the same assets and Subsidiaries as EOC (or any newly formed direct or indirect parent thereof or any direct or indirect Subsidiary thereof) on the New York Stock Exchange, the Nasdaq Stock Market or any other securities exchange or successor to the foregoing.

viii.

“Media Company” means a new business to be founded, managed and controlled by you, with a name later determined by you, for which the Investor (as defined on Exhibit B) (or one of its Affiliates) has provided seed funding or any other business formed pursuant to Exhibit B.

ix.	“Permitted Transferee” means any of your Family Members or Trusts.

x.

“Public Company Event” means an IPO, SPAC Acquisition or any other event that results in the public listing of equity securities of EGH or any of its respective Subsidiaries that owns, directly or indirectly, the same assets and Subsidiaries as EOC (or any newly formed direct or indirect parent thereof).

xi.

“Put Equity” means either (x) a number of Rollover Equity Interests equal to the quotient of $100,000,000 divided by the applicable Repurchase Price applicable to such Rollover Equity Interests or (y) all of the Rollover Equity Interests; provided, immediately after a Put Closing with respect to the Put Equity contemplated by the foregoing clause (x), “Put Equity” shall, from and after such Put Closing, mean all of the remaining Rollover Equity Interests. For clarity, the application of this definition is such that you shall have two separate put rights.

xii.

“Repurchase Price” means for each share or unit of Equity Interest (x) from the first anniversary of the Closing until the five year and six month anniversary of the Closing, the Deal Price and (y) following the five year and six month anniversary of the Closing, the value per share or unit of Equity Interest implied by the SL Mark; provided, in the case of each of the foregoing clauses (x) and (y), the Repurchase Price shall be (1) reduced by, to the extent applicable, the exercise price, strike price or distribution threshold and any required withholding in respect of the Put Equity or Call Equity (as applicable) and (2) subject to appropriate and equitable adjustment for any stock splits, reverse splits, stock dividends or similar events affecting (a) with respect to the exercise of the Put Right, the Rollover Equity Interests, and (b) with respect to the exercise of the Call Right, the Equity Interests. For the avoidance of doubt, the Repurchase Price reflects and compensates for the value of the equity alone and does not include any element of the value for the TRA or other items that remain with the seller.

xiii.

“Rollover Agreement” means that certain Rollover Agreement, dated as of the date hereof, by and between you and your Permitted Transferees and the Parent Entities, as may be amended, modified, waived or supplemented from time to time in accordance with the terms thereof.

xiv.	“Rollover Equity Interest” means each Equity Interest that is held by you or your Permitted Transferees pursuant to the Rollover Agreement.

xv.

“SL Mark” means the most recent valuation of Silver Lake Partners VII, L.P. (“SL”) with respect to the value of a share of EGH as reported in the ordinary course to the limited partners of SL, which shall be provided to you, upon request, at any time following the fifth anniversary of the Closing; provided that if SL no longer holds any interest in EGH or there is otherwise no SL Mark, you and SL will engage a nationally recognized investment banking firm mutually acceptable to you and SL to make a valuation, which shall be binding upon the parties, and the expenses of such investment banking firm shall be borne by EGH.

xvi.

“SPAC Acquisition” means any merger, amalgamation, business combination or similar transaction between EGH or any of its respective Subsidiaries that owns, directly or indirectly, the same assets and Subsidiaries as EOC (or any newly formed direct or indirect parent thereof) and a “blank-check” company or special purpose acquisition company (i.e., a “SPAC”) that results in equity securities of such resulting entity being listed on the New York Stock Exchange, the Nasdaq Stock Market or any other established securities exchange or successor to the foregoing.

xvii.

“Trust” means (i) a trust in respect of which (1) the beneficiaries of such Trust include only you and your Family Members, (2) the Trust has agreed in writing to be bound by the terms of this Letter Agreement and (3) the transferor retains exclusive voting control over the Put Equity so transferred, in a trustee capacity or otherwise or (ii) any other trust that is solely for bona fide estate planning purposes that shall not, and shall not be used to, circumvent the provisions herein; provided, further, that a trust shall only be deemed a “Trust” for so long as the beneficiaries of such Trust include only you and your Family Members.

7.

Private Plane. Promptly following the Effective Time, the ownership and operation of the Employer Group’s private plane with U.S. registration number 501MG will be transferred to you or an entity designated by you. Following the Effective Time, all costs and expenses associated with the ownership, operation and use of such plane will be borne by you or the entity to which it is transferred; provided, that, subject to Section 2, following the Effective Time, the Employer Group will pay or reimburse all reasonable costs and expenses related to the use of the plane for EGH and WME business purposes. The parties hereto agree to use commercially reasonable efforts to transfer the private plane in a manner that is tax efficient for the parties. You agree that you will not receive a tax gross-up in connection with the tax consequences associated with such transfer, unless Ariel Emanuel is provided with a tax gross-up in connection with the transfer of one of the Employer Group’s private planes to him, in which case you will receive such a tax gross-up on the same terms.

8.	Expenses and Indemnification.

a.

EGH, EOC, EGH Holdco and OpCo Holdco (and for the avoidance of doubt, any successors thereto, together, the “Indemnifying Entities”) hereby agrees to (or shall cause an affiliate thereof to) reimburse you for your expenses (including reasonable and documented out-of-pocket legal fees and costs) incurred in anticipation of and/or in connection with the Transactions, including the drafting, negotiation and execution of this Letter Agreement, the Rollover Agreement (and any exhibits, schedules or other attachments thereto and any documentation implementing any of the terms hereof and thereof) and the consummation of the transactions contemplated hereby and thereby. Any such reimbursements shall be paid at the earlier of (i) the Closing and (ii) if the Merger Agreement is terminated, promptly following invoices being submitted for reimbursement; provided that any expenses submitted for advancement pursuant to Section 8.b shall be paid promptly upon being submitted for payment as those expenses are incurred.

b.

From and after the date hereof, to the fullest extent permitted by applicable law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Indemnifying Entities to provide broader indemnification rights than such law permitted the Indemnifying Entities to provide prior to such amendment), the Indemnifying Entities shall indemnify and hold harmless, and advance expenses to, you if you are made or are threatened to be made a party or are otherwise involved in any Transaction Litigation in any capacity from and against any and all losses, claims, demands, costs, damages, liabilities, expenses of any nature (including attorneys’ fees and disbursements), judgments, penalties, fines and amounts paid in settlement (including all interest, taxes, assessments and other charges in connection therewith) actually and reasonably incurred by you or on your behalf in connection therewith. The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 8 shall not be deemed exclusive of any other rights to indemnification or advancement of expenses that you may now or in the future be entitled under any by-law, agreement, contract, vote of stockholders or disinterested directors or otherwise of the Indemnifying Entities, both as to action in your official capacity and as to action in another capacity while holding such office. To the extent not prohibited by applicable law, the Indemnifying Entities shall pay the expenses (including attorneys’ fees) incurred by you or on your behalf in defending any Transaction Litigation in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Transaction Litigation shall be made only upon receipt of an undertaking by you to repay all amounts advanced if it should be ultimately determined in a final adjudication that you are not entitled to be indemnified under this Section 8 or otherwise. If a claim for indemnification or advancement of expenses under this Section 8 is not paid in full within 30 days after a written claim therefor by you has been received by the Indemnifying Entities, you may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Indemnifying Parties shall have the burden of proving that you are not entitled to the requested indemnification or advancement of expenses. In (i) any suit brought by you to enforce a right to indemnification hereunder (but not in a suit brought by you to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit brought by the Indemnifying Parties to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnifying Parties shall be entitled to recover such expenses upon a final adjudication that, you have not met any applicable standard for indemnification set forth in the DGCL and binding upon the Indemnifying Entities with respect to the requested indemnification or advancement of expenses.

c.

EGH shall indemnify you and hold you harmless from any costs and expenses in the event you or any of your Affiliates are named in any proceeding brought by a Guild or any members thereof related to the arrangements contemplated hereby or otherwise in connection with the Transactions.

9.

Business Expense Reimbursement. From and after the Effective Time, during your service to EGH or WME, as applicable, EGH or WME will reimburse you in accordance with such entity’s applicable policy in effect from time to time for travel, entertainment and other expenses reasonably incurred in the performance of your duties and responsibilities hereunder (including, for the avoidance of doubt, those provided under Section 7 hereof); provided, that you provide EGH or WME, as applicable, with proper substantiation of such travel, entertainment and other expenses; and provided, further, that any such expense will not be considered to be reasonably incurred in the performance of your duties and responsibilities hereunder if it is an expense that expressly requires and has not received the prior approval or consent of the EGH Board or WME Board, as applicable. Any such reimbursements shall be paid no later than the end of the calendar year following the calendar year in which the related expense is incurred.

10.

Confidential Information. You agree that you will not at any time, whether during or subsequent to your employment by or service to the Employer Group, either directly or indirectly, use or divulge, disclose or communicate to any person, firm or corporation, other than in the course of performing your duties to the Employer Group, any confidential and proprietary information and trade secrets of the Employer Group, including, without limitation, client and customer information, pricing information, financial plans, business plans, business concepts, supplier information, know-how and intellectual property and materials related thereto (the “Confidential Information”), whether heretofore or hereafter obtained by you while in the employ or service of the Employer Group. Upon leaving the service of the Employer Group, you will not take or use, without the prior written consent of the applicable member of the Employer Group, any memoranda, notes (whether or not prepared by you during the course of your employment or service with the Employer Group), lists, schedules, forms or other documents, papers or records of any kind (including, but not limited to, computerized or other records and documents in digital form or otherwise), relating to the Employer Group’s businesses or clients or any reproduction, summary or abstract thereof (including by means of discs or any other medium), all of which you acknowledge are the exclusive property of the Employer Group, provided that you shall be entitled to retain any such material solely relating to your ownership interests in any member of the Employer Group, and use the same solely to the extent relating to such ownership interests. You hereby agree to surrender to the Employer Group upon request at any time after the termination of your service with the Employer Group all such documents and other property.

Notwithstanding anything to the contrary contained herein, nothing in this Letter Agreement shall prohibit you from reporting possible violations of federal law or regulation to or otherwise cooperating with or providing information requested by any governmental agency or entity, including, but not limited to, the Department of Justice, the Securities and Exchange Commission, the Congress, and any agency Inspector General, or making other disclosures that are protected under the whistleblower provisions of federal law or regulation. You do not need the prior authorization of any member of the Employer Group to make any such reports or disclosures and you are not required to notify any member of the Employer Group that you have made such reports or disclosures. In addition, nothing in this Letter Agreement prevents you from discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination or any other conduct that you have reason to believe is unlawful.

11.

Additional Restrictions. In connection with the transactions contemplated by the Merger Agreement, and your ownership and the disposition of equity securities, directly or indirectly, of EGH or any of its majority owned and controlled subsidiaries, including WME, and in order to preserve the goodwill of WME and its Affiliates and the WME Agency Business, you agree that during the period beginning on the date hereof and ending on the fourth anniversary of the Effective Time, you shall not (and, as applicable, shall cause each of your controlled Affiliates not to) directly or indirectly, in any capacity, provide talent agent services to the businesses set forth in Schedule II hereto in any geographic area where the WME Agency Business (as defined in Section 4.f) is conducted.

12.

Enforcement. The parties hereto agree that irreparable damage would occur for which there is not an adequate remedy at law in the event of a breach or threatened breach of this Letter Agreement, that the damages resulting from any such breach or threatened breach would be material but not readily susceptible to being measured in monetary terms, and that any remedy at law (including the payment of damages) would be inadequate as a result of such breach or threatened breach. Accordingly, it is agreed that any party hereto shall be entitled to an immediate injunction or injunctions to prevent breaches or threatened breaches of this Letter Agreement and to specific performance of the obligations under this Letter Agreement, in each case without proof of actual damages, and the parties hereto waive any requirement for the securing or posting of any bond in connection with any such remedy. The parties hereto further agree that the remedies provided for in this Section 11 shall be in addition to, and not in limitation of, any other remedies that may be available to a party hereto whether at law or in equity, including monetary damages. For the avoidance of doubt, Section 11 applies for the benefit of EGH Holdco and OpCo Holdco, each of which shall be able to enforce Section 11 directly or if necessary as third-party beneficiaries to Section 11 in respect of the period prior to the Effective Time.

13.

Severability. The invalidity or unenforceability of any provision or provisions of this Letter Agreement shall not affect the validity or enforceability of any other provision of this Letter Agreement. If any of the provisions of this Letter Agreement shall be determined to be invalid under the laws of any applicable jurisdiction, such invalidity shall not invalidate all of the provisions of this Letter Agreement, but rather the Letter Agreement shall be construed insofar as the laws of that jurisdiction are concerned, as not containing invalid or contravening provisions, and the rights and obligations of the parties shall otherwise be enforced to the fullest extent possible. If, however, any such invalid or contravening provisions relate to Section 11 or 12, then such Section shall be construed as providing for the maximum protections available to an employer, service recipient, partnership, limited liability company or purchaser of a business which the laws of that jurisdiction permit.

14.

Section 409A. This Letter Agreement shall be interpreted in accordance with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and any Treasury Regulations or other Department of Treasury guidance issued thereunder (“Section 409A”). The parties intend that any amounts payable hereunder will be compliant with or exempt from Section 409A.

If required by Section 409A, no payment or benefit that would otherwise be payable or commence upon the termination of employment shall be paid or shall commence unless and until you have had a “separation from service” within the meaning of Section 409A as determined in accordance with Section 1.409A-1(h) of the Treasury Regulations. For purposes of determining whether a separation from service has occurred, you shall be considered to have experienced a separation from service when the facts and circumstances indicate that you and the Employer Group reasonably anticipate that either (a) no further services will be performed for the Employer Group after a certain date, or (b) that the level of bona fide services you will perform for the Employer Group after such date (whether as an employee or as an independent contractor) will permanently decrease to no more than 20% of the average level of bona fide services performed by you (whether as an employee or as an independent contractor) over the immediately preceding 36-month period. You, EGH, and EOC acknowledge that the services contemplated in Section 2 of this Letter Agreement are expected to be below the levels set forth in clause (b) of this paragraph.

For purposes of Section 409A, each of the payments that may be made hereunder is designated as a separate payment. In no event may you, directly or indirectly, designate the calendar year of any payment to be made under this Letter Agreement. Notwithstanding anything to the contrary in this Letter Agreement, any payment or benefit under this Letter Agreement or otherwise that is exempt from Section 409A pursuant to Section 1.409A-1(b)(9)(v)(A) or (C) of the Treasury Regulations (relating to certain reimbursements and in-kind benefits paid under a separation pay plan) shall be paid or provided to you only to the extent that the expenses are not incurred, or the benefits are not provided, beyond the last day of the second calendar year following the calendar year in which your “separation from service” occurs; and provided further that such expenses are reimbursed no later than the last day of the third calendar year following the calendar year in which your “separation from service” occurs. With respect to any expense reimbursement or the provision of any in-kind benefit that is subject to Section 409A (and not exempt pursuant to the prior sentence or otherwise), the amount of any such expenses eligible for reimbursement, or the provision of any in-kind benefit, in one calendar year shall not affect the provision of in-kind benefits or expenses eligible for reimbursement in any other calendar year (except for any lifetime or other aggregate limitation applicable to reimbursements of medical expenses referred to in Section 105(b) of the Code), and in no event shall any expenses be reimbursed after the last day of the calendar year following the calendar year in which you incurred such expenses, and in no event shall any right to reimbursement or the provision of any in-kind benefit be subject to liquidation or exchange for another benefit.

Notwithstanding any provision of this Letter Agreement to the contrary, if, at the time of your “separation from service”, you are a “specified employee” (as defined in Section 409A) and it is necessary to postpone the commencement of any payments or benefits otherwise payable pursuant to this Letter Agreement as a result of such “separation from service” to prevent any accelerated or additional tax under Section 409A, then the applicable member(s) of the Employer Group will postpone the commencement of the payment of any such payments or benefits hereunder (without any reduction in such payments or benefits ultimately paid or provided to you) that are not otherwise paid within the short-term deferral exception under Section 409A and do not qualify as involuntary separation pay (within the meaning of Section 409A). If any payments or benefits are postponed due to such requirements, such amounts will be paid in a lump sum (without interest) to you on the first payroll date that occurs after the date that is six months and one day following your “separation from service” and any remaining payments and benefits shall be paid or provided in accordance with the normal payment dates specified for such payment or benefit. If you die during the postponement period prior to the payment of postponed amount, the amounts withheld on account of Section 409A shall be paid to the personal representative of your estate within 60 days after the date of your death.

The parties to this Letter Agreement agree to negotiate in good faith to make amendments to this Letter Agreement as the parties mutually agree, reasonably and in good faith, are necessary or desirable to avoid the possible imposition of taxes or penalties under Section 409A, while preserving any affected benefit or payment to the extent reasonably practicable without materially increasing the cost to the Employer Group. Notwithstanding the foregoing, you shall be solely responsible and liable for the satisfaction of all taxes, interest, and penalties that may be imposed on you or for your account in connection with any payment or benefit under this Letter Agreement (including any taxes, interest, and penalties under Section 409A), and the Employer Group shall have no obligation to indemnify or otherwise hold you (or any beneficiary, successor or assign) harmless from any or all of such taxes, interest, or penalties.

15.

Excess Parachute Payments. Notwithstanding anything in this Letter Agreement to the contrary, and subject to the application of this Section 15, if any of the payments or benefits provided or to be provided by EGH, WME, or any member of the Employer Group to Employee or for Employee’s benefit pursuant to the terms of this Letter Agreement or otherwise (“Covered Payments”) are determined to constitute “excess parachute payments” within the meaning of Section 280G of the Code and would, but for this Section 15 be subject to the excise tax imposed under Section 4999 of the Code (or any successor provision thereto) or any similar tax imposed by state or local law or any interest or penalties with respect to such taxes (collectively, the “Excise Tax”), then the Covered Payments shall be reduced (but not below zero) to the minimum extent necessary to ensure that no portion of the Covered Payments is subject to the Excise Tax; provided, however, that EGH or, as applicable, WME, agrees to, and agrees to cause any other relevant member of the Employer Group to, submit to a stockholder vote your right to receive the Covered Payments and use commercially reasonable best efforts to obtain shareholder approval of any payments or benefits in excess of the safe harbor level in accordance with Q&A #7 of Section 280G of the Code (the “Shareholder Approval Exception”), to the extent applicable and available, such that there will be no such loss of deductibility under Code Section 280G or imposition of tax under Section 4999 of the Code.

In the event that the Shareholder Approval Exception is not applicable and/or available, the cutback to the Covered Payments contemplated pursuant to this Section 15 shall only be applied if such reduction will result in, after taking into account all applicable taxes, including any federal, state and local taxes and the Excise Tax, a greater net after-tax benefit to Employee than the net after-tax benefit to Employee of payment of all Covered Payments computed without regard to any such reduction.

All determinations required to be made under this Section 15, including whether a payment would result in an “excess parachute payment” and the assumptions utilized in arriving at such determination, shall be made by a “Big Four” accounting firm selected by EGH, at EGH’s expense. This Section 15 amends Section 12 of the Existing Employment Agreement.

16.

Arbitration. In consideration of your engagement with the Employer Group, its promise to arbitrate all service related disputes and your receipt of any compensation and other benefits paid to you by the Employer Group in your capacity as a service provider, at present and in the future, YOU AGREE THAT ANY AND ALL CONTROVERSIES, CLAIMS, OR DISPUTES WITH ANYONE (INCLUDING ANY MEMBER OF THE EMPLOYER GROUP AND ANY EMPLOYEE, OFFICER, DIRECTOR, STOCKHOLDER OR BENEFIT PLAN OF THE EMPLOYER GROUP IN THEIR CAPACITY AS SUCH OR OTHERWISE) ARISING OUT OF, RELATING TO, OR RESULTING FROM YOUR EMPLOYMENT OR SERVICE WITH THE EMPLOYER GROUP OR THE TERMINATION OF YOUR EMPLOYMENT OR SERVICE WITH THE EMPLOYER GROUP, INCLUDING ANY BREACH OF THIS LETTER AGREEMENT, SHALL BE SUBJECT TO BINDING ARBITRATION.

The parties agree that any arbitration will be administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures and JAMS Arbitration Appellate Procedures (such rules and procedures, the “Procedure”). An arbitration (as opposed to an appeal therefrom) shall be before a sole arbitrator, who shall be a retired judge who has been a member of the State Bar of California for at least 10 years prior to appointment, in accordance with the laws of the State of California for agreements made in and to be performed in California. The parties agree that the arbitration will be conducted in Los Angeles, California. The parties agree that the arbitrator shall have the power to decide any motions brought by any party to the arbitration, including motions for summary judgment and/or adjudication and motions to dismiss and demurrers, prior to any arbitration hearing. The parties also agree that the arbitrator shall have the power to award any remedies, including attorneys’ fees and costs, available under applicable law and that any decision or judgment of the arbitrator will be enforceable in any court of competent jurisdiction. The parties understand the Employer Group will pay for any administrative or hearing fees charged by the arbitrator or JAMS except that you shall pay the first $200 of any filing fees associated with any arbitration which you initiate. The parties agree that the decision of the arbitrator shall be in writing and shall be binding upon you and the Employer Group.

Except as provided by the Procedure and this Letter Agreement, arbitration (and appeal therefrom in accordance with the JAMS Arbitration Appeal Procedures and applicable law) shall be the sole, exclusive and final remedy for any dispute between you and any member of the Employer Group arising out of, relating to, or resulting from your service with the Employer Group or the termination of your employment or service with the Employer Group, including any breach of this Letter Agreement. Accordingly, except as provided for by the Procedure and this Letter Agreement, neither you nor any member of the Employer Group will be permitted to pursue court action regarding such claims that are subject to arbitration.

Notwithstanding the foregoing, in addition to the right under the Procedure to petition the court for provisional relief, you agree that any party may also petition the court for injunctive relief and/or specific performance in accordance with Section 11.

Except to the extent otherwise provided herein, you agree that the arbitration shall be conducted on a strictly confidential basis and you will not disclose the existence or nature of a claim, any documents, exhibits or information exchanged or presented in connection with such a claim or the decision or result of any such claim to any third party except your legal counsel, who shall also be bound by the confidentiality provision of this Section 16.

You understand that this Letter Agreement does not prohibit you from pursuing an administrative claim with a local, state or federal administrative body such as the Department of Labor, the Department of Fair Employment and Housing, the Equal Employment Opportunity Commission or the Workers’ Compensation Board. This Letter Agreement does, however, preclude you from pursuing court action regarding any such claim. You also understand and agree that after exhaustion of administrative remedies under a statute that requires exhaustion of administrative proceedings before seeking relief, you must pursue any such claim through this binding arbitration procedure.

17.

Governing Law; Consent to Jurisdiction; Jury Trial Waiver. THIS LETTER AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE TO BE APPLIED. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF DELAWARE WILL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS LETTER AGREEMENT, EVEN IF UNDER SUCH JURISDICTION’S CHOICE OF LAW OR CONFLICT OF LAWS ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY. EXCEPT AS IS SPECIFICALLY PROVIDED IN SECTION 15, ANY ACTION TO ENFORCE THIS LETTER AGREEMENT OR AN ARBITRATION AWARD MUST BE BROUGHT IN, AND THE PARTIES HEREBY CONSENT TO THE JURISDICTION OF, A COURT SITUATED IN LOS ANGELES, CALIFORNIA. EACH PARTY HEREBY WAIVES THE RIGHTS TO CLAIM THAT ANY SUCH COURT IS AN INCONVENIENT FORUM FOR THE RESOLUTION OF ANY SUCH ACTION. EACH PARTY TO THIS LETTER AGREEMENT WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM.

18.	Binding Effect. The provisions of this Letter Agreement shall be binding on your heirs, executors, administrators and other successors in interest.

19.	Entire Agreement; Amendment; Termination.

a.

This Letter Agreement, the Existing Employment Agreement (as specifically amended or superseded by this Letter Agreement), the Rollover Agreement and any exhibits, schedules or other attachments hereto and thereto and any documentation implementing any of the terms hereof and thereof constitutes the entire understanding between the parties with respect to the subject matter hereof and supersedes all prior negotiations, discussions, preliminary agreements, executed agreements and understandings.

b.	This Letter Agreement may not be amended, modified, rescinded or waived except in writing executed by the parties hereto.

c.	EGH Holdco and OpCo Holdco shall not amend or modify any terms set forth in the Merger Agreement, if such amendment or modification is (i) adverse to you and relates to the amount, form or timing of payment of the Merger Consideration or the treatment of the securities held by you in the Transaction or (ii) material and adverse to you and relates to the tax impact to you of the Transactions contemplated by the Merger Agreement.

d.

This Letter Agreement shall automatically terminate, upon the effective termination of the Merger Agreement (without the Closing having occurred); provided, however, that in the event that you have voluntarily terminated your employment with EOC prior to the termination of the Merger Agreement, (i) the provisions of Section 1 shall continue to remain in full force in effect with respect to the terms that apply upon the Trigger Date occurring as a result of your termination of employment, (ii) the terms of Section 3 shall continue to apply, (iii) you will be entitled to payment of the Base Salary and the Guaranteed Bonus (each as defined in the Existing Employment Agreement) from the time of termination of the Merger Agreement until the completion of the Term (as defined in the Existing Employment Agreement) and (iv) the terms of Section 22 as it relates to any amount payable under the foregoing sections shall continue to apply.

e.	Any termination of this Letter Agreement shall be subject to the survival and continuation provisions of Section 27.

20.

Waiver. Failure of you or any member of the Employer Group to enforce any provision or provisions of this Letter Agreement shall not in any way be construed as a waiver of any provision or provisions, or prevent you or any member of the Employer Group from thereafter enforcing each and every other provision of this Letter Agreement.

21.

Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via telecopy (receipt confirmed) to the parties at the following addresses or facsimile numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):

If to any member of the Employer Group:

c/o Endeavor Operating Company, LLC

Endeavor Group Holdings, Inc.

9601 Wilshire Boulevard, Third Floor

Beverly Hills, CA 90210

Attention: Chief Legal Officer

Fax: (310) 246-3065

With a copy (which shall not constitute notice) to each of:

Silver Lake

2775 Sand Hill Road

Suite 100

Menlo Park, CA 94025

Attention: Karen King

Email: karen.king@silverlake.com

Silver Lake

55 Hudson Yards

40th Floor

New York, NY 10001

Attention: Andy Schader

Email: andy.schader@silverlake.com

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attention: Elizabeth Cooper; Gregory Grogan; Jeannine McSweeney

If to you, to:

The address provided by you to the Employer Group as set forth in the Employer Group’s records.

With a copy (which shall not constitute notice) to:

Freshfields Bruckhaus Deringer US LLP

3 World Trade Center, 175 Greenwich Street

New York, NY 10007

Attention: Damien Zoubek; Paul Humphreys

22.	Taxes.

a.

Withholding. Any applicable member of the Employer Group shall be entitled to withhold from any payment hereunder any amounts required to be withheld by applicable tax laws or regulations. To the extent any SL Entity or member of the Employer Group determines that it would be required to deduct and withhold in connection with the payment of any amounts to you or for your benefit pursuant to this Letter Agreement (other than payments of Prorata Bonus), the relevant SL Entity or member of the Employer Group shall provide you with prior written notice of its intent to deduct or withhold as soon as reasonably practicable prior to making such deduction or withholding and shall work with you in good faith to prepare any certifications or documentation or to restructure the payment of such amounts to reduce or eliminate the required withholding and deduction.

b.

Tax Treatment of Merger. With respect to your Equity Interests in EOC that are not designated as Rollover Interests pursuant to the terms of the Rollover Agreement, the parties hereto agree that your disposition of such Equity Interests in EOC pursuant to the Merger Agreement shall be treated as a sale by you to EGH for cash. The transaction described in the immediately preceding sentence shall be treated as triggering economic entitlements for tax benefits in accordance with Section 7.17 of the Company Disclosure Letter.

23.

Successors and Assigns. This Letter Agreement is personal to you and without the prior written consent of EGH, EOC and/or WME, as applicable, shall not be assignable by you otherwise than by will or the laws of descent and distribution (except that the applicable governing equity documentation will provide that the rights in respect of any Equity Interests that are transferred to any of your Permitted Transferees may be enforced by such Permitted Transferees, but solely in respect of such transferred Equity Interests). This Letter Agreement shall be assignable by EGH, EOC, and/or WME, as applicable, to any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Employer Group.

24.

Advice of Counsel and Construction. You acknowledge that you had the opportunity to be represented by counsel in the negotiation and execution of this Letter Agreement. Accordingly, the rule of construction of contract language against the drafting party is hereby waived by each party to this Letter Agreement.

25.

Allocations. For U.S. federal income tax purposes, EOC shall continue its historic practice with respect to partnership liability allocations in a manner that would not reasonably be expected to result in a net decrease to your direct or indirect share of partnership liabilities following the Effective Time to the maximum extent permitted by law and applicable treasury regulations other than as a result of a net decrease in EOC’s liabilities or a net decrease in a partner’s direct or indirect interest in EOC.

26.	Executive Holding Companies.

a.	You agree that you will take such actions as are within your control and in accordance with the organizational documents of the Executive Holdcos to ensure that following the execution of this Letter Agreement and in connection with implementing and consummating the transactions contemplated by the rollover agreement entered into by Ariel Emanuel in connection with the execution of the Merger Agreement, Ariel Emanuel and his designated Affiliated entities are entitled to vote, sell, transfer, receive distributions and proceeds in respect thereof and to otherwise exercise control over all of the interests in EOC held by the Executive Holdcos that correspond to his (and his Affiliated entities’) ownership interests in the Executive Holdcos (the “Relevant Holdco Interests”), including taking such actions as may be necessary to (i) permit Ariel Emanuel to exercise any of his rights under AE Letter Agreement in respect of the Relevant Holdco Interests on his own, (ii) if necessary or appropriate or if requested by Ariel Emanuel, to distribute or convey to Ariel Emanuel or one or more of his Affiliated entities the Relevant Holdco Interests in the most tax-efficient manner as is possible (but without any adverse tax consequences to you or any of your Affiliated entities) and (iii) otherwise implement the intent of this Section 26.a.

b.	“Executive Holdcos” means, collectively, Endeavor Executive Holdco, LLC and Endeavor Executive II Holdco, LLC.

c.	Ariel Emanuel is an express third-party beneficiary of this Section 26 and is entitled to enforce this Section 26 as if he was a party to this Letter Agreement.

27.

Survival. Sections 8, 10, 12, 13, 14, 15, 16, 17, 18, 19 (including Sections 1, 3, 4, 5, 7, 11, 22 and 27 if implicated in the manner specified in Section 19.d), 20, 21, 22, 23, 24, 26, 27, 28, 29, and 30 hereof shall survive and continue in full force in accordance with their terms notwithstanding any termination of this Letter Agreement or your employment and/or services to the Employer Group for any reason.

28.

Cooperation. During your service to the Employer Group and at any time thereafter, you agree to use reasonable best efforts to cooperate (a) with the Employer Group in the defense of any legal matter involving any matter that arose during your service with the Employer Group and (b) with all governmental authorities on matters pertaining to any investigation, litigation or administrative proceeding pertaining to the Employer Group. EGH will (or shall cause an affiliate to) reimburse you for any reasonable travel and out-of-pocket expenses incurred by you in providing such cooperation and, to the extent the Employer Group is not otherwise continuing to pay you, EGH shall (or shall cause an affiliate to) pay you at a daily rate equal to the daily rate of your base salary received from EGH in respect of your services as Executive Chairman as of immediately prior to the Closing. Furthermore, any such cooperation occurring after the termination of your services shall be scheduled to the extent reasonably practicable so as not to unreasonably interfere with your business or personal affairs.

29.

Counterparts. This Letter Agreement may be executed in any number of counterparts, each of which when executed and delivered, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument binding upon all of the parties hereto notwithstanding the fact that all parties are not signatory to the original or the same counterpart. For purposes of this Letter Agreement, facsimile signatures or signatures via email as a portable document format (.pdf) shall be deemed originals.

30.

Interpretation. When a reference is made in this Letter Agreement to a Section, Schedule or Exhibit, such reference shall be read to refer to a Section, Schedule or Exhibit of this Letter Agreement unless otherwise indicated. The headings contained in this Letter Agreement or in any schedule or exhibit are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Letter Agreement. The meaning assigned to each capitalized term defined used in this Letter Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Letter Agreement, each of its other grammatical forms has a corresponding meaning. All schedules and exhibits annexed hereto are hereby incorporated in and made a part of this Letter Agreement as if set forth herein. The word “including” and words of similar import when used in this Letter Agreement will mean “including, without limitation,” unless otherwise specified.

* * *

This Letter Agreement has been executed by the parties as of the date first written above.

ENDEAVOR GROUP HOLDINGS, INC.

/s/ Jason Lublin
By:	Jason Lublin
Its:	Chief Financial Officer

ENDEAVOR OPERATING COMPANY, LLC

/s/ Jason Lublin
By:	Jason Lublin
Its:	Chief Financial Officer

Solely for the purposes of Sections 1, 2, 4, 6, 8, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20, 21, 22, 23, 24, 25, 27, 28, 29 and 30.

WILLIAM MORRIS ENDEAVOR ENTERTAINMENT, LLC

/s/ Jason Lublin
By:	Jason Lublin
Its:	Chief Financial Officer

[Signature Page to Patrick Whitesell Letter Agreement]

WILDCAT EGH HOLDCO, L.P.

By:	SLP WILDCAT AGGREGATOR GP, L.L.C., as general partner

By:	SILVER LAKE TECHNOLOGY ASSOCIATES VII, L.P., its managing member

By:	SLTA VII (GP), L.L.C., its general partner

By:	SILVER LAKE GROUP, L.L.C., its managing member

/s/ Egon Durban
By:	Egon Durban
Its:	Co-CEO

WILDCAT OPCO HOLDCO, L.P.

By:	SLP WILDCAT AGGREGATOR GP, L.L.C., as general partner

By:	SILVER LAKE TECHNOLOGY ASSOCIATES VII, L.P., its managing member

By:	SLTA VII (GP), L.L.C., its general partner

By:	SILVER LAKE GROUP, L.L.C., its managing member

/s/ Egon Durban
By:	Egon Durban
Its:	Co-CEO

[Signature Page to Patrick Whitesell Letter Agreement]

ACCEPTED:

/s/ Patrick Whitesell
Patrick Whitesell

[Signature Page to Patrick Whitesell Letter Agreement]

Schedule I

Illustrative Calculation of Net Cash Profits and Adjusted EBITDA

[Omitted.]

Schedule II

Restricted Businesses

[Omitted.]

Exhibit A

General Release

[Omitted.]

Exhibit B

Seed Equity

[Omitted.]

Annex L

AMENDMENT NO. 2 TO TERM EMPLOYMENT AGREEMENT

This Amendment No. 2 to Term Employment Agreement (“Amendment”) is entered into as of April 2, 2024 (the “Amendment Date”), by and among ENDEAVOR GROUP HOLDINGS, INC. (“EGH”), ENDEAVOR OPERATING COMPANY, LLC (“Endeavor Operating Company” or such affiliate thereof which may employ Employee from time to time (“Employer”)) and MARK SHAPIRO, an individual (“Employee”).

RECITALS

A.

Employee, EGH and Endeavor Operating Company are currently party to that certain Term Employment Agreement, dated as of April 19, 2021, as amended by that certain Amendment No. 1, dated February 26, 2024 (collectively, the “Employment Agreement”).

B.

Wildcat EGH Holdco, LP, Wildcat OpCo Holdco, LP, Wildcat PubCo Merger Sub, Inc., Wildcat OpCo Merger Sub, L.L.C., Wildcat Manager Merger Sub, L.L.C., Endeavor Executive Holdco, LLC, Endeavor Executive II Holdco, LLC, Endeavor Executive PIU Holdco, LLC, EGH, Endeavor Manager, LLC and EOC entered into that certain Agreement and Plan of Merger, dated as of the date hereof (as may be amended, modified, waived or supplemented from time to time in accordance with the terms thereof, the “Merger Agreement”).

C.	The parties hereto desire to amend the Employment Agreement to reflect changes to compensation agreed to by the parties hereto.

D.	Capitalized terms not defined herein shall have the meanings set forth in the Employment Agreement.

TERMS AND CONDITIONS

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the parties hereto agree as follows:

1.	Effectiveness.

The Employment Agreement is hereby modified with the modifications herein effective as of the Amendment Date (and not with respect to any period preceding the Amendment Date).

2.	Amendment.

(a)	Base Salary. Section 3.1 of the Employment Agreement is hereby amended by replacing the first sentence to read as follows:

“During the Term, Employer agrees to pay and Employee agrees to accept a salary at an annual rate of $7,000,000 (the “Base Salary”), pro-rated for any partial calendar year, if applicable.”

(b)	Annual Bonus. All references to “Annual Bonus” in the Employment Agreement (when used as a defined, capitalized term) shall be replaced and superseded with “Guaranteed Bonus.”

(c)	Guaranteed Bonus. Subsection 3.2 of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

“3.2 Guaranteed Bonus.

In addition to the Base Salary, for services provided in 2024 and in each subsequent year during the Term, Employer shall pay to Employee a guaranteed annual cash bonus (the “Guaranteed Bonus”) in an amount equal to $15,000,000 per annum; provided, that, for 2024, the Guaranteed Bonus shall be calculated by adding (i) a pro rata portion of $3,000,000, based on the portion of 2024 from January 1,

Privileged and Confidential

2024 through the Amendment Date, plus (ii) a pro rata portion of $15,000,000, based on the portion of 2024 from the Amendment Date through December 31, 2024. Payment of the Guaranteed Bonus shall be made at such time as Employer customarily pays annual bonuses to its senior executives but in no event later than March 15th of the year following the year to which such Guaranteed Bonus relates. Except as set forth in Section 4, the Guaranteed Bonus shall be payable to Employee only if he is employed in good standing with Employer as of the payment date of such Guaranteed Bonus.”

(d)	Asset Sale Bonus. Section 3 of the Employment Agreement is hereby amended by inserting a new Subsection 3.7, as follows:

“3.7 Asset Sale Bonus.

a.

Employee shall be eligible to receive a cash bonus upon the completion of certain qualifying Asset Sales (as defined in Subsection 3.7(c) below), as further described below (the “Asset Sale Bonus”). The amount of the Asset Sale Bonus earned and payable to Employee in connection with any such qualifying Asset Sale(s) shall be determined as follows:

i.

Upon the completion of an Asset Sale following April 2, 2024 (the “Amendment Date”) where the total cumulative consideration for all Reference Assets sold (including the consideration for Reference Assets sold in connection with any prior Asset Sale) equals or exceeds $1,000,000,000 for the first time (the “First Qualifying Asset Sale”), the Asset Sale Bonus shall equal $20,000,000. In no event may Employee earn more than one Asset Sale Bonus under this Subsection 3.7(a)(i).

ii.

Following the First Qualifying Asset Sale, upon the completion of the next Asset Sale where the total cumulative consideration for all Reference Assets sold (including the Reference Assets sold in connection with the First Qualifying Asset Sale and/or with any other prior Asset Sale) equals or exceeds $2,000,000,000 for the first time (the “Second Qualifying Asset Sale”), Employee shall receive an additional Asset Sale Bonus equal to $20,000,000. In no event may Employee earn more than one Asset Sale Bonus under this Subsection 3.7(a)(ii).

iii.

Following the Second Qualifying Asset Sale, upon the completion of the next Asset Sale where the total cumulative consideration for Reference Assets sold (including the consideration for Reference Assets sold in connection with the First Qualifying Asset Sale, Second Qualifying Asset Sale, and/or any other prior Asset Sale) equals or exceeds $3,000,000,000 for the first time (the “Third Qualifying Asset Sale”), Employee shall receive an additional Asset Sale Bonus equal to $20,000,000. In no event may Employee earn more than one Asset Sale Bonus under this Subsection 3.7(a)(iii).

iv.

Notwithstanding anything in Subsection 3.7(a)(i) through Subsection 3.7(a)(iii) to the contrary, when all (but not less than all) of the remaining Reference Assets are sold in connection with an Asset Sale then the Asset Sale Bonus payable in connection with such Asset Sale shall be $100,000,000, less the amount of any Asset Sale Bonus previously paid (if any) under Subsection 3.7(a)(i), Subsection 3.7(a)(ii) and Subsection 3.7(a)(iii). In no event shall the aggregate amount of Asset Sale Bonuses paid under this Agreement exceed $100,000,000 in the aggregate.

b.

Any earned Asset Sale Bonus shall be paid no later than 75 days following the completion of the applicable Asset Sale; provided, however, that if Employee resigns without Good Reason in accordance with Section 4.5 hereof (or provides notice of his resignation without Good Reason), in each case, prior to the consummation of an Asset Sale, no Asset Sale Bonus will be payable with respect to such Asset Sale unless (a) a transaction that would constitute an Asset Sale, if consummated, is in process, as determined by the Board in good faith, at the time of such termination of employment

Privileged and Confidential

or (b) subsequent to such termination, Employee is otherwise engaged in the Asset Sale process in a manner agreed to by Employee and the Employer; provided further that if Employee’s employment is terminated by the Employer without Cause (as defined in the second to last sentence of this Subsection 3.5(b)) or Employee resigns for Good Reason prior to the payment of the full Asset Sale Bonus, Employee shall be entitled to compensation in the amount of the foregone Asset Sale Bonus. Solely for purposes of this Subsection 3.7(b), “Cause” shall have the same meaning as set forth in Section 4.4 below, but, with respect to subclauses (g), (h) and (i) thereof, shall, in each case, be qualified to include at the end of each such subclause “that has or could reasonably be expected to have a material adverse effect on the Employer Group”. As a condition to payment of the Asset Sale Bonus, Employee shall have first executed and delivered the Mutual Release within sixty (60) days following Employer’s request therefor (and shall not have revoked the Mutual Release within seven (7) days of signing it).

c.	For purposes of this Section 3.7:

i.	“Asset Sale” means the sale or disposition (in one or a series of transactions) of all or a portion of the Reference Assets on or after the Amendment Date.

ii.	“Company Group” shall mean EGH, together with any of its direct or indirect Subsidiaries (including Employer, but excluding TKO).

iii.

“Person” means an individual, corporation, partnership, limited partnership, limited liability company, joint venture, syndicate, person (including a “person” as defined in Section 13(d)(3) of the Exchange Act of 1934), trust, association or other entity or government, political subdivision, agency or instrumentality of a government.

iv.

“Reference Assets” means the operating businesses and the other assets directly or indirectly owned by the Company Group as of April 2, 2024; provided, that in no event shall WME, TKO Group Holdings, Inc., and their respective Subsidiaries and other assets that are primarily related to or necessary for the operation of the businesses of WME, TKO or their respective Subsidiaries constitute Reference Assets.

v.

“Subsidiary” or “Subsidiaries” of any Person means another Person (other than an individual), of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power (or, in the case of a partnership, more than 50% of the general partnership interests) are, as of such date, owned by such party or one or more Subsidiaries of such party or by such party and one or more Subsidiaries of such party.

vi.	“TKO” means TKO Group Holdings, Inc., together with its Subsidiaries.”

(e)	Section 9 of the Employment Agreement is hereby amended by adding a new subsection to the end of such section to read as follows:

“Section 21 of the Amended and Restated Term Employment Agreement entered into as of April 2, 2024 by and among Endeavor Group Holdings, Inc., Wildcat Aggregator, LP, Wildcat OpCo Holdco, LP, Employee, and, for limited provisions therein, William Morris Endeavor Entertainment, LLC, is hereby incorporated into this Employment Agreement by reference, mutatis mutandis, with immediate effect, and EGH and Endeavor Operating Company shall provide Employee with the indemnification and other rights set forth therein in accordance with its terms from and after the Amendment Date.”

(f)	Section 20 of the Employment Agreement is hereby amended by adding a new sentence at the end of such section to read as follows:

“Employer (and, for the avoidance of doubt, any successors thereto) hereby agrees, subject to applicable law, to (or shall cause an affiliate thereof to) reimburse Employee for his reasonable

Privileged and Confidential

documented out-of-pocket legal fees and costs incurred on or prior the Amendment Date in connection with the drafting, negotiation and execution of this Employment Agreement in connection with the execution of the Agreement and Plan of Merger, dated as of April 2, 2024, by and among Wildcat EGH Holdco, L.P., Wildcat OpCo Holdco, L.P., Wildcat PubCo Merger Sub, Inc., Wildcat OpCo Merger Sub, L.L.C., Wildcat Manager Merger Sub, L.L.C., Endeavor Executive Holdco, LLC, Endeavor Executive II Holdco, LLC, Endeavor Executive PIU Holdco, LLC, EGH, Endeavor Manager, LLC and EOC (as may be amended, modified, waived or supplemented from time to time in accordance with the terms thereof, the “Merger Agreement”), and the Rollover Agreement (as defined in the Merger Agreement), and any exhibits, schedules or other attachments thereto, and any documentation implementing any of the terms thereof, which shall be paid within thirty (30) days after the execution of the Merger Agreement.”

3.	Miscellaneous.

(a)

Sections 12 through 15, 17 through 21, 23 and 25 of the Employment Agreement shall apply to this Amendment mutatis mutandis. The Employment Agreement, as modified by this Amendment, constitutes the entire understanding between the parties with respect to the subject matter thereof and hereof and supersedes all prior negotiations, discussions, preliminary agreements, and/or any oral or written agreements.

(b)	This Amendment shall be and hereby is incorporated into and forms a part of the Employment Agreement.

(c)	Except as expressly provided herein, all terms and conditions of the Employment Agreement (including, for avoidance of doubt, its Amendment No. 1) shall remain in full force and effect.

* * * * *

Execution Version

Privileged and Confidential

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

ENDEAVOR OPERATING COMPANY, LLC

By:	/s/ Ariel Emanuel
Name: Ariel Emanuel
Title: CEO

ENDEAVOR GROUP HOLDINGS, INC.

By:	/s/ Ariel Emanuel
Name: Ariel Emanuel
Title: CEO

MARK SHAPIRO

/s/ Mark Shapiro

Signature Page to Amendment No.2 to Term Employment Agreement

Annex M

AMENDED AND RESTATED TERM EMPLOYMENT AGREEMENT

THIS AMENDED AND RESTATED TERM EMPLOYMENT AGREEMENT (THIS “AGREEMENT”) IS ENTERED INTO AS OF APRIL 2, 2024 BY AND AMONG ENDEAVOR GROUP HOLDINGS, INC., A DELAWARE CORPORATION (“EGH”) (OR SUCH AFFILIATE THEREOF WHICH MAY EMPLOY EMPLOYEE FROM TIME TO TIME SUBJECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT AND WHICH DULY EXECUTES THIS AGREEMENT, “EMPLOYER”), WILDCAT EGH HOLDCO, L.P., A DELAWARE LIMITED PARTNERSHIP (“EGH HOLDCO”), WILDCAT OPCO HOLDCO, L.P. (“OPCO HOLDCO”), A DELAWARE LIMITED PARTNERSHIP (TOGETHER WITH EGH HOLDCO, “BUYER”), MARK SHAPIRO, AN INDIVIDUAL (“EMPLOYEE”), AND SOLELY FOR THE PURPOSES OF SUBSECTION 4.10(c) AND SECTIONS 9, 13, AND 14 HEREOF, WILLIAM MORRIS ENDEAVOR ENTERTAINMENT, LLC, A DELAWARE LIMITED LIABILITY COMPANY (“WME”).

RECITALS

A.

Employee is currently providing services to the Employer Group (as defined in Subsection 9.3 below) pursuant to the terms and conditions of that certain Term Employment Agreement, entered into on April 19, 2021, by and between EGH, Endeavor Operating Company, LLC (“EOC”) and Employee, as amended on February 26, 2024 and April 2, 2024 (the “Prior Agreement”).

B.

Employee acknowledges and agrees that many aspects of the business and affairs of the Employer Group are confidential and that Employee will have continued access to Confidential Information (as defined in Subsection 7.1 below).

C.

Employee acknowledges and agrees that the services to be rendered by Employee under this Agreement are of a special, unique, unusual, extraordinary and intellectual character which gives such services peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in an action at law.

D.

EGH Holdco, OpCo Holdco, Wildcat PubCo Merger Sub, Inc., Wildcat OpCo Merger Sub, L.L.C., Wildcat Manager Merger Sub, L.L.C., Endeavor Executive Holdco, LLC, Endeavor Executive II Holdco, LLC, Endeavor Executive PIU Holdco, LLC, EGH, Endeavor Manager, LLC and EOC entered into that certain Agreement and Plan of Merger, dated as of the date hereof (as may be amended, modified, waived or supplemented from time to time in accordance with the terms thereof, the “Merger Agreement”).

E.

The parties hereto desire to amend and restate the Prior Agreement in its entirety and memorialize the terms of the continued employment of Employee by Employer on the terms and conditions set forth herein.

TERMS AND CONDITIONS

NOW, THEREFORE, in consideration of the mutual agreements set forth herein and in consideration of and as a condition to the continued employment of Employee by Employer, the parties hereto agree as follows:

1. Effectiveness.

This Agreement shall be effective as of the Effective Time (as defined in the Merger Agreement) (the “Effective Date”). This Agreement shall be void and of no force or effect if the Closing (as defined in the Merger Agreement) does not occur for any reason.

2. Position and Duties.

2.1 During the Term, Employer hereby agrees to employ Employee as President of the Employer Group, subject to the terms, conditions and provisions of this Agreement. As a material term of this Agreement, Employee shall be the sole President of the Employer Group and shall report directly to Ariel Emanuel as Chief Executive Officer of the Employer Group (“CEO”). Employee accepts such continued employment and agrees to render services as provided herein, all of which services shall be performed conscientiously and to the fullest extent of Employee’s ability. Employee shall devote substantially all of Employee’s business time to the Employer Group during the Term (as defined in Subsection 4.1 below); except nothing in this Agreement shall preclude Employee from serving as a member of the board of directors of any charitable, educational, religious, public interest or public service organization (but not as a member of the board of directors of a “for-profit” entity not part of the Employer Group unless approved by Employer or set forth on Exhibit A hereto), in each instance not inconsistent with the business practices and policies of Employer, or from devoting reasonable periods of time to the activities of the aforementioned organizations, unless such activities interfere in any material respect with the performance of Employee’s duties and responsibilities hereunder to the Employer Group. Notwithstanding the foregoing or any other provision herein, nothing in this Agreement shall prohibit Employee from continuing to serve in the board, advisory and ownership positions he maintains as of the date hereof listed on Exhibit A hereto (subject to the terms thereof); provided, that, except as otherwise set forth on Exhibit A, Employee shall not serve in any other such position unless prior approval is obtained from Employer. Notwithstanding anything to the contrary in this Subsection 2.1 or this Agreement, the parties (a) acknowledge that Employee also serves as President and Chief Operating Officer of TKO Group Holdings, Inc. (“TKO”), pursuant to a Term Employment Agreement effective on or about January 21, 2024, and (b) agree that Employee’s services for TKO are expressly authorized by Employer and do not constitute a violation of the Employment Agreement or any other agreements entered into in connection with the Merger Agreement.

2.2 Employee’s principal work location shall be the Employer’s offices in New York, New York.

2.3 During the Term, Employee shall be permitted to retain his full-time administrative assistant(s), which assistant(s) shall be on the Employer’s payroll and eligible to participate in all group health insurance benefit plans, group life insurance benefit plans, qualified defined contribution retirement plans, annual vacation plans, and other welfare benefit plans and programs that are made available to other employees of the Employer Group; provided, that such administrative assistant(s) shall be remunerated at a rate commensurate with similarly situated administrative assistants of Employer.

3. Compensation.

3.1 During the Term, Employer agrees to pay and Employee agrees to accept a salary at an annual rate of $7,000,000 (the “Base Salary”), pro-rated for any partial calendar year, if applicable. The Base Salary shall be payable in accordance with Employer’s customary procedures and practices commencing on the first payroll date following the Effective Date.

3.2 In addition to the Base Salary, for services provided in 2024 and in each subsequent year during the Term, Employer shall pay to Employee a guaranteed annual cash bonus (the “Guaranteed Bonus”) in an amount equal to $15,000,000 per annum; provided, that, with respect to 2024, the Guaranteed Bonus shall be calculated by adding (i) a pro rata portion of $3,000,000, based on the portion of 2024 from January 1, 2024 through April 1, 2024, plus (ii) a pro rata portion of $15,000,000, based on the portion of 2024 from April 2, 2024 through December 31, 2024; provided further that for avoidance of doubt no 2024 Guaranteed Bonus shall be due under this Subsection 3.2 if Employee already has received a 2024 Guaranteed Bonus pursuant to the terms of Section 3.2 of his Prior Agreement. Payment of the Guaranteed Bonus shall be made at such time as Employer customarily pays annual bonuses to its senior executives but in no event later than March 15th of the year following the year to which such Guaranteed Bonus relates. Except as set forth in Section 4, the Guaranteed Bonus shall be payable to Employee only if he is employed in good standing with Employer as of the payment date of such Guaranteed Bonus.

3.3 No later than the second payroll date following the Effective Time, Employer shall pay to Employee a one-time cash transaction bonus, subject to Employee’s continued employment with the Employer Group through the Closing (the “Transaction Bonus”). The amount of the Transaction Bonus shall be $15,000,000, less the amount of any Guaranteed Bonus previously paid to Employee for the year in which the Closing occurs, in accordance with Subsection 3.2, above and/or any Guaranteed Bonus paid to Employee in accordance with Section 3.2 of the Prior Agreement (the “Closing Year Bonus”). To the extent the Transaction Bonus is paid prior to payment of the Closing Year Bonus, Employee agrees that the Transaction Bonus shall be in lieu of any such Closing Year Bonus that may have become payable to Employee.

3.4 Retention Bonus

(a) Pursuant to the terms of the Prior Agreement, Employee acknowledges that Employee received a retention bonus in the amount of $10,000,000 (the “Retention Bonus”).

(b) In the event (i) Employee’s employment with Employer is terminated on or before December 31, 2024, by Employee without Good Reason or by Employer for Cause or (ii) Employee’s employment is terminated on or before December 31, 2024 for any other reason and Employee subsequently breaches any of Section 7 or 8 of this Agreement (collectively, the “Specified Covenants”), then within sixty (60) days following such termination of employment under clause (i) or breach under clause (ii), Employee shall repay Employer a portion of the Retention Bonus equal to the product obtained by multiplying (x) the amount of the Retention Bonus (less amounts withheld for taxes) by (y) the quotient obtained by dividing (A) the number of days from such termination of employment through and including December 31, 2024 by (B) 306 (i.e., the number of days in the 10 months from March through December 2024) (such portion, the “Repayment Amount”). Employer and/or its affiliate(s) may, without duplication, offset all or any portion of Employee’s Repayment Amount against any wages, equity proceeds, if any, and/or any other payments remaining due but not yet paid to Employee at the time, to the extent permitted by law and to the extent such offset would not violate or result in the imposition of tax under Section 409A (as defined in Subsection 11.1 below). Except as set forth in clause (ii) above, the foregoing repayment obligation upon a termination shall not apply to a termination by Employee for Good Reason, a termination by Employer without Cause, or a termination due to death or Disability; provided that, in the event Employee’s employment with Employer is terminated on or before December 31, 2024, by Employee for Good Reason or by Employer without Cause, such repayment obligation will not apply if and only if (1) Employee executes and delivers a release of claims in the form attached hereto as Exhibit B (the “Mutual Release”) within sixty (60) days after the date of termination of Employee’s employment and does not revoke the Mutual Release with seven (7) days after signing it, and (2) Employee complies with the Specified Covenants and, to the extent Employee fails to execute (or subsequently revokes) the Mutual Release or breaches the Specified Covenants, Employee will be required to repay the Repayment Amount in accordance with this Subsection 3.4.

3.5 Asset Sale Bonus.

(a) Employee shall be eligible to receive a cash bonus upon the completion of certain qualifying Asset Sales (as defined in Subsection 4.10(d) below), as further described below (the “Asset Sale Bonus”). The amount of the Asset Sale Bonus earned and payable to Employee in connection with any such qualifying Asset Sale(s) shall be determined as follows:

(i)

Upon the completion of an Asset Sale following April 2, 2024, where the total cumulative consideration for all Reference Assets sold (including the consideration for Reference Assets sold in connection with any prior Asset Sale), equals or exceeds $1,000,000,000 for the first time (the “First Qualifying Asset Sale”), the Asset Sale Bonus shall equal $20,000,000. In no event may Employee earn more than one Asset Sale Bonus under this Subsection 3.5(a)(i), including, for the avoidance of doubt, if any Asset Sale Bonus was received in respect of the First Qualifying Asset Sale pursuant to the Prior Agreement.

(ii)	Following the First Qualifying Asset Sale, upon the completion of the next Asset Sale where the total cumulative consideration for all Reference Assets sold (including the consideration for

Reference Assets sold in connection with the First Qualifying Asset Sale and/or with any other prior Asset Sale), equals or exceeds $2,000,000,000 for the first time (the “Second Qualifying Asset Sale”), Employee shall receive an additional Asset Sale Bonus equal to $20,000,000. In no event may Employee earn more than one Asset Sale Bonus under this Subsection 3.5(a)(ii), including, for the avoidance of doubt, if any Asset Sale Bonus was received in respect of the Second Qualifying Asset Sale pursuant to the Prior Agreement.

(iii)

Following the Second Qualifying Asset Sale, upon the completion of the next Asset Sale where the total cumulative consideration for all Reference Assets sold (including the consideration for Reference Assets sold in connection with the First Qualifying Asset Sale, Second Qualifying Asset Sale, and/or any other prior Asset Sale) equals or exceeds $3,000,000,000 for the first time (the “Third Qualifying Asset Sale”), Employee shall receive an additional Asset Sale Bonus equal to $20,000,000. In no event may Employee earn more than one Asset Sale Bonus under this Subsection 3.5(a)(iii), including, for the avoidance of doubt, if any Asset Sale Bonus was received in respect of the Third Qualifying Asset Sale pursuant to the Prior Agreement.

(iv)

Notwithstanding anything in Subsection 3.5(a)(i) through Subsection 3.5(a)(iii) to the contrary, when all (but not less than all) of the remaining Reference Assets are sold in connection with an Asset Sale, then the Asset Sale Bonus payable in connection with such Asset Sale shall be $100,000,000, less the amount of any Asset Sale Bonus previously paid (if any) under the Prior Agreement, Subsection 3.5(a)(i), Subsection 3.5(a)(ii) and Subsection 3.5(a)(iii). In no event shall the aggregate amount of Asset Sale Bonuses paid under this Agreement together with any Asset Sale Bonuses paid under the Prior Agreement exceed $100,000,000 in the aggregate.

(b) Any earned Asset Sale Bonus shall be paid no later than 75 days following the completion of the applicable Asset Sale; provided, however, that if Employee resigns without Good Reason in accordance with Subsection 4.5 hereof (or gives notice of a resignation without Good Reason), in each case, prior to the consummation of an Asset Sale, no Asset Sale Bonus will be payable with respect to such Asset Sale unless (a) a transaction that would constitute an Asset Sale, if consummated, is in process, as determined by the Board in good faith, at the time of such termination of employment or (b) subsequent to such termination, Employee is otherwise engaged in the Asset Sale process in a manner agreed to by Employee and the Employer; provided further that if Employee’s employment is terminated by the Employer without Cause (as defined in the second to last sentence of this Subsection 3.5(b)) or Employee resigns for Good Reason prior to the payment of the full Asset Sale Bonus, Employee shall be entitled to compensation in the amount of the foregone Asset Sale Bonus. Solely for purposes of this Subsection 3.5(b), “Cause” shall have the same meaning as set forth in Section 4.4 below, but, with respect to subclauses (g), (h) and (i) thereof, shall, in each case, be qualified to include at the end of each such subclause “that has or could reasonably be expected to have a material adverse effect on the Employer Group”. As a condition to payment of the Asset Sale Bonus, Employee shall have first executed and delivered the Mutual Release within sixty (60) days following Employer’s request therefor (and shall not have revoked the Mutual Release within seven (7) days of signing it).

3.6 Equity Awards.

(a) Employee will receive a new equity award in connection with the Transaction representing 1% of the issued and outstanding equity interests of EGH, calculated on a fully-diluted basis. The equity award will be paid in a mix of options (or economically-equivalent equity interests) and restricted stock units and will be subject to vesting and other terms to be mutually agreed by the parties.

(b) Following the Effective Time, WME is expected to implement a new management equity plan with an annual liquidity program for eligible WME employees and service providers. Employee will be eligible to participate in any such liquidity program with respect to his equity interests in the Employer Group (including his Rollover Equity Interests) on terms to be mutually agreed by the parties.

(c) As of the Effective Time, by virtue of the Company Merger (as defined in the Merger Agreement) and without any action by Employee, the outstanding and unvested restricted stock units and option awards granted in respect of each of calendar years 2021 and 2022 shall vest in full and be entitled to receive the consideration set forth in Section 3.06 of the Merger Agreement.

4. Term; Termination.

4.1 Term. Employer and Employee acknowledge and agree that the employment of Employee under this Agreement is for a term beginning on the Effective Date and, subject to earlier termination in accordance with this Section 4, ending on the fourth (4th) anniversary of the Effective Date (the “Term”).

4.2 Termination Following Expiration of the Term. In the event that Employee’s employment hereunder terminates following the expiration of the Term (other than due to Employer Non-Renewal (as defined in Subsection 4.9(c) below) in accordance with Subsection 4.9, or as a result of an Asset Sale Bonus Termination (as defined in Subsection 4.10(a) below) in accordance with Subsection 4.10, Employee shall only be entitled to receive hereunder (a) accrued and unpaid Base Salary through the date of termination of employment, (b) notwithstanding anything herein or in any bonus or incentive agreement, arrangement, plan, policy or program to the contrary, the aggregate amount of any unpaid Guaranteed Bonuses, if applicable, for any completed fiscal year preceding the fiscal year in which such termination of employment occurs, (c) notwithstanding anything herein or in any bonus or incentive agreement, arrangement, plan, policy or program to the contrary, other than upon termination by the Employer for Cause (as defined in Subsection 4.4 below), the Guaranteed Bonus in respect of the last year of the Term (to the extent unpaid prior to such termination of employment), multiplied by a fraction, the numerator of which is the number of days that Employee was employed during the last year of the Term and the denominator of which is 365 or 366, as applicable, (d) reimbursement, within thirty (30) days following submission by Employee to Employer of appropriate supporting documentation, for any unreimbursed business expenses properly incurred by Employee in accordance with Employer’s policy prior to the date of Employee’s termination of employment; provided claims for such reimbursement (accompanied by appropriate supporting documentation) are submitted to Employer within ninety (90) days following the date of Employee’s termination of employment, and (e) all amounts and benefits then or thereafter due to Employee under Subsection 3.5 above, and the applicable terms of any other applicable plan, program, award, agreement or arrangement (including any equity or equity-based plan, program, award, agreement or arrangement) of any member of the Employer Group in accordance with the terms and conditions of any such plan, program, award, agreement or arrangement. Such amount in clause 4.2(a) above shall be paid in a lump sum within thirty (30) days after the date of Employee’s termination of employment (or as otherwise required by applicable law) and the amounts in clauses 4.2(b) and (c) above shall be paid at such time as annual bonuses in respect of the applicable year are otherwise paid to similarly situated senior executives, but in no event later than March 15th of the year following the year to which such Guaranteed Bonus relates. In the event Employee’s employment hereunder is terminated for any reason after the expiration of the Term, Employee shall be deemed to have resigned from all positions held with the Employer Group as of the date of such termination of employment and Employee will take such actions as reasonably requested by the Employer Group to effect such termination.

4.3 In the event that Employee shall, for any reason, continue to render services to the Employer Group after the expiration of the Term, and shall not have resigned or been terminated due to an Employer Non-Renewal or Asset Sale Bonus Termination following the expiration of the Term in accordance with Subsections 4.9 or 4.10, Employee shall be deemed an “at-will” employee whose employment may be terminated by either Employer or Employee at any time and for any reason and (b) Employee shall in no event be entitled to the Severance Payments (defined in Subsection 4.7 below), Post-Term Continuation Payments (defined in Subsection 4.9(a) below) or Asset Sale Bonus following any such termination (except as set forth in Subsection 3.5(b)), but, notwithstanding anything herein or in any bonus or incentive agreement, arrangement, plan, policy or program to the contrary, other than upon termination by the Employer for Cause, Employee shall remain entitled to receive the aggregate amount of any unpaid Guaranteed Bonuses, if applicable, for any completed fiscal year preceding the expiration of the Term, payable at such time as annual bonuses are otherwise paid to similarly situated senior executives, but in no event later than March 15th of the year following the year to which such Guaranteed Bonus relates.

4.4 Employer may terminate the Term and Employee’s employment hereunder for Disability. “Disability” means (a) Employee’s incompetence, as determined and declared by a court of competent jurisdiction or (b) it is determined by Employee’s treating physician or health care professional that Employee is physically or mentally incapacitated such that he is incapable of rendering services to the Employer Group for a period of ninety (90) consecutive days or for an aggregate of one hundred and twenty (120) days in any period of three hundred and sixty five (365) consecutive days. In addition, Employer may also terminate the Term and Employee’s employment hereunder with or without Cause. “Cause” shall mean Employee’s (a) conduct constituting embezzlement, fraud, or material misappropriation, whether or not related to Employee’s employment with Employer; (b) conduct constituting a felony, whether or not related to Employee’s employment with Employer; (c) conviction or indictment of a financial crime, material act of dishonesty or material unethical business conduct; (d) unauthorized disclosure or use of Confidential Information or material breach of Section 8 (Intellectual Property) of this Agreement, in each case that results in material harm to the Employer Group; (e) material breach of any restrictive covenant with any member of the Employer Group, which, for the avoidance of doubt, (i) as of the date hereof, includes the Applicable Restrictive Covenants (as defined below) and (ii) will not be more restrictive than any Applicable Restrictive Covenant; (f) material breach of any other material obligation under this Agreement; (g) material violation of Employer’s written policies that is detrimental to the best interests of the Employer Group; (h) use of alcohol or drugs that materially interferes with the performance of Employee’s duties; or (i) conduct that brings Employee or the Employer Group into public disrepute, scandal, contempt or ridicule that shocks, insults or offends a substantial portion or group of the community or reflects unfavorably on Employee or the Employer Group. Notwithstanding the foregoing, termination by Employer for Cause shall not be effective until and unless Employee has been given written notice of particular acts or circumstances which are the basis for the termination for Cause, Employee is thereafter given thirty (30) days to cure (other than with respect to clauses (b) or (c) of the preceding sentence) the omission or conduct that is the basis of such claim if such omission or conduct is reasonably capable of being cured (it being understood that any errors in expense reimbursement may be cured by repayment).

4.5 Employee may tender notice of his resignation hereunder with or without Good Reason at any time during the Term; provided, however, that, in the event that Employee provides notice of his resignation for Good Reason, Employer shall have five (5) days from the date of such notice to instead notify Employee of its intent to terminate Employee for Cause, which termination shall take effect as of the date of such notification or, if applicable, following the expiration of the thirty (30) day cure period set forth in Subsection 4.4 above. Before resigning for Good Reason, Employee shall notify Employer in writing within ninety (90) days after the occurrence of any event giving rise to Good Reason. If Employer shall not have cured such event or events giving rise to Good Reason within thirty (30) days after receipt of written notice from Employee, Employee may terminate employment for Good Reason by delivering a resignation letter to Employer within five (5) business days following such thirty-day cure period and such resignation shall be effective upon receipt of such resignation letter; provided, that if Employee has not delivered such resignation letter to Employer within such five-business day period, Employee waives the right to terminate employment for Good Reason for the reasons set forth in the applicable written notice. “Good Reason” shall mean, without Employee’s written consent, (a) the material breach by Employer of any material obligation under this Agreement (including, but not limited to, the obligations under Section 2 above (including, for the avoidance of doubt, Employee ceasing to report directly to Ariel Emanuel as CEO), and (b) any failure of Employer to pay or provide the compensation provided for in Section 3 above. Employee shall notify Employer in writing at least thirty (30) days before resigning without Good Reason, whereupon the Employer may, in its absolute discretion, relieve Employee of his responsibilities pending the effectiveness of resignation.

4.6 Termination on Account of Death or Disability. In the event that the Term and Employee’s employment hereunder terminates as a result of Employee’s death or is terminated by Employer due to Employee’s Disability prior to the fourth anniversary of the Effective Date, Employee (or Employee’s estate, as applicable) shall only be entitled to receive (a) accrued and unpaid Base Salary through the date of termination of employment, (b) an amount equal to the Guaranteed Bonus for the year in which the termination of employment occurs multiplied by a fraction, the numerator of which is the number of days that have elapsed from the commencement of the year in which such termination occurs through the date of such termination and the denominator of which is 365 or 366, as applicable, (c) notwithstanding anything herein or in any bonus or incentive agreement, arrangement, plan, policy or program to the contrary, the payment by Employer of the aggregate amount of unpaid Guaranteed Bonuses, if applicable, in respect of any completed fiscal year preceding the fiscal year in which the termination of employment occurs, (d) reimbursement, within thirty (30) days following submission by Employee (or Employee’s estate, as applicable) to Employer of appropriate supporting documentation, for any unreimbursed business expenses properly incurred by Employee in accordance with Employer’s policy prior to the date of Employee’s termination of employment; provided claims for such reimbursement (accompanied by appropriate supporting documentation) are submitted to Employer within ninety (90) days following the date of Employee’s termination of employment, and (e) all amounts and benefits then or thereafter due to Employee (or Employee’s estate, as applicable) under Subsection 3.5 above (if any) and under the applicable terms of any other applicable plan, program, award, agreement or arrangement (including any equity or equity-based plan, program award, agreement or arrangement) of any member of the Employer Group in accordance with the terms and conditions of any such plan, program, award, agreement or arrangement. Such amount in clause 4.6(a) shall be paid in a lump sum within thirty (30) days after the date of Employee’s termination of employment (or as otherwise required by applicable law) and the amounts in clauses 4.6(b) and (c) shall be paid at such time as annual bonuses are otherwise paid to similarly situated senior executives, but in no event later than March 15th of the year following the year to which such Guaranteed Bonus relates. In the event the Term and Employee’s employment hereunder is terminated by Employer on account of Disability or of his death, Employee shall be deemed to have resigned from all positions held with the Employer Group effective as of the date of such termination of employment.

4.7 Termination Without Cause or for Good Reason. In the event that the Term and Employee’s employment hereunder is terminated by Employer without Cause or by Employee for Good Reason, in each case, prior to the fourth anniversary of the Effective Date, Employee shall be entitled to receive (a) accrued and unpaid Base Salary through the date of termination of employment, (b) notwithstanding anything herein or in any bonus or incentive agreement, arrangement, plan, policy or program to the contrary, the payment by Employer of the aggregate amount of unpaid Guaranteed Bonuses, if applicable, in respect of any completed fiscal year preceding the fiscal year in which the termination of employment occurs, (c) an amount equal to the Guaranteed Bonus for each calendar year commencing with the year in which the date of termination occurs (including the portion of such calendar year preceding the date of termination, to the extent not already paid) and ending on the later of (i) the end of the Term or (ii) the end of the twenty-four (24) month period immediately following Employee’s termination of employment (the “Bonus Severance” and such period, the “Continuation Period”) (prorated for any partial year), payable at such time as Employer customarily pays annual bonuses to its senior executives but in no event later than March 15th, of the year following the year to which such Guaranteed Bonus relates as if Employee had remained employed through the payment date of such Guaranteed Bonus, (d) reimbursement, within thirty (30) days following submission by Employee to Employer of appropriate supporting documentation, for any unreimbursed business expenses properly incurred by Employee in accordance with Employer’s policy prior to the date of Employee’s termination of employment; provided claims for such reimbursement (accompanied by appropriate supporting documentation) are submitted to Employer within ninety (90) days following the date of Employee’s termination of employment, (e) all amounts and benefits then or thereafter due to Employee under the applicable terms of any other applicable plan, program, award, agreement or arrangement (including any equity or equity-based plan, program, award, agreement or arrangement) of any member of the Employer Group in accordance with the terms and conditions of any such plan, program, award, agreement or arrangement, and (f) payment of an amount equal to the Base Salary, payable by Employer as if Employee had remained employed through the Continuation Period (the “Salary Severance,” and collectively with the Bonus Severance, the “Severance Payments”). Such amount in clause 4.7(a) shall be paid in a lump sum within thirty (30) days after the date of Employee’s termination of employment (or as otherwise required by applicable law) and the amounts in clauses 4.7(b) and (c) will be paid at such time as annual bonuses are otherwise paid to similarly situated senior executives, but in no event later than March 15th of the year of following the year to which such Guaranteed Bonus relates. In order to receive the Severance Payments, Employee must first execute and deliver the Mutual Release within sixty (60) days after the date of termination of Employee’s employment (such 60-day period, the “Release Period”), and must not revoke the Mutual Release within seven (7) days of signing it (the “Revocation Period”). Employer will also execute the Mutual Release within ten (10) days of receiving it, and return an executed original to Employee. The Salary Severance shall be paid ratably in monthly installments over the twenty-four-(24-) month period following such termination of employment with the first such installment to be paid no later than the date on which Employee has executed (and not timely revoked) the Mutual Release (the “Severance Commencement Date”) (which installment shall include any installment of the Salary Severance that would have otherwise been paid to Employee prior to such date absent the requirement to execute the Mutual Release assuming for these purposes that installments are paid on the day of each month that corresponds to the date of termination) and the remaining installments to be paid during the remaining portion of such 24-month period on the day that corresponds to the date of termination with the final installment to be paid on the first anniversary of such termination date; provided, that, if the Release Period together with the Revocation Period spans across two calendar years, the Bonus Severance will be paid and the first installment of the Salary Severance will commence, in each case, on the first business day of the second calendar year if such date is later than the date on which such payment would otherwise have been made pursuant to this Subsection 4.7 absent this proviso and the first installment of the Salary Severance shall include any installment of the Salary Severance that would have otherwise been paid to Employee prior to such date absent this proviso (with any remaining installments paid on the day of each month that corresponds to the date of termination). Notwithstanding anything to the contrary, the Severance Payments shall immediately cease in the event that a duly appointed arbitrator determines that Employee has materially breached any of the covenants set forth in Sections 7 or 8 of this Agreement or any other Applicable Restrictive Covenant. In the event of any termination of the Term and Employee’s employment hereunder by Employer without Cause or by Employee for Good Reason, Employee shall be deemed to have resigned from all positions held with the Employer Group as of the date of such termination of employment and Employee will take such actions as reasonably requested by the Employer Group to effect such termination.

4.8 Termination for Cause or without Good Reason. In the event that the Term and Employee’s employment hereunder is terminated by Employer for Cause or by Employee without Good Reason, prior to the fourth anniversary of the Effective Date, then Employer shall have no further obligations to Employee under this Agreement, other than (a) accrued and unpaid Base Salary through the date of termination of employment, (b) reimbursement, within thirty (30) days following submission by Employee to Employer of appropriate supporting documentation, for any unreimbursed business expenses properly incurred by Employee in accordance with Employer’s policy prior to the date of Employee’s termination of employment; provided claims for such reimbursement (accompanied by appropriate supporting documentation) are submitted to Employer within ninety (90) days following the date of Employee’s termination of employment, (c) any Asset Sale Bonus which becomes due and payable to Employee (if any) in accordance with the terms and conditions set forth in Subsection 3.5, (d) all amounts and benefits then or thereafter due to Employee the applicable terms of any other applicable plan, program, award, agreement or arrangement (including any equity or equity-based plan, program, award, agreement or arrangement) of any member of the Employer Group in accordance with the terms and conditions of any such plan, program, award, agreement or arrangement, and (e) notwithstanding anything herein or in any bonus or incentive agreement, arrangement, plan, policy or program to the contrary, the payment by Employer of the aggregate amount of unpaid Guaranteed Bonuses, if applicable, in respect of any completed fiscal year preceding the fiscal year in which the termination of employment occurs. Such amount in clause 4.8(a) shall be paid in a lump sum within thirty (30) days after the date of Employee’s termination of employment (or as otherwise required by applicable law) and the amounts in clause 4.8(d) shall be paid in a lump sum within thirty (30) days after the date of Employee’s termination other than with respect to any Guaranteed Bonus in respect of the year immediately prior to the year in which the termination occurs, which Guaranteed Bonus will be paid at such time as annual bonuses are otherwise paid to similarly situated senior executives, but in no event later than March 15th of the year of termination, or as otherwise required by applicable law. In the event of any termination of the Term and Employee’s employment hereunder by Employer for Cause or by Employee without Good Reason, Employee shall be deemed to have resigned from all positions held with the Employer Group effective as of the date of such termination of employment and Employee will take such actions as reasonably requested by the Employer Group to effect such termination.

4.9 Termination due to Employer Non-Renewal.

(a) Upon an Employer Non-Renewal, Employee shall be entitled to receive (i) accrued and unpaid Base Salary through the date of termination, and any unpaid Guaranteed Bonus for any completed fiscal year prior to the year of termination, but not yet paid as of the date of termination of employment, which shall be paid in a lump sum within thirty (30) days after the date of Employee’s termination of employment (or as otherwise required by applicable law) or, if sooner, payable at such time as Employer pays annual bonuses to its senior executives with respect to such fiscal year (but in no event later than March 15th of the year following the year to which such Guaranteed Bonus relates), (ii) an amount equal to the Guaranteed Bonus for each calendar year during the period commencing with the year in which the date of termination occurs (including the portion of such calendar year preceding the date of termination, to the extent not already paid) and ending on the end of the twenty-four (24) month period immediately following Employee’s termination of employment (the “Post-Term Bonus Severance” and such period, the “Post-Term Continuation Period”) (prorated for any partial year at the end of the Post-Term Continuation Period), payable at the same time as annual bonuses in respect of the applicable year are otherwise paid to similarly situated senior executives, but in no event later than March 15th of the year following the year to which such Guaranteed Bonus relates, (iii) continued payment of the Base Salary in effect as of the end of the Term as if Employee had remained employed through the Post-Term Continuation Period (the “Post-Term Salary Severance”, and together with the Post-Term Bonus Severance, the “Post-Term Continuation Payments”), and (iv) all amounts and benefits then or thereafter due to Employee under Subsection 3.5 above and under the applicable terms of any other applicable plan, program, award, agreement or arrangement (including any equity or equity-based plan, program, award, agreement or arrangement) of any member of the Employer Group in accordance with the terms and conditions of any such plan, program, award, agreement or arrangement.

(b) Notwithstanding anything in this Agreement to the contrary, the Post-Term Continuation Payments, if applicable, shall immediately cease in the event that Employee breaches any of the covenants set forth in Sections 7 or 8 of this Agreement. In order to receive the Post-Term Continuation Payments, if applicable, Employee must first execute and deliver a Mutual Release (and not revoke the release within the revocation period contained therein or required by applicable law) within the Release Period. The Post-Term Salary Severance shall be paid ratably in monthly installments over the twenty-four-(24-) month period following such termination of employment with the first such installment to be paid no later than the Severance Commencement Date (which installment shall include any installment of the Post-Term Salary Severance that would have otherwise been paid to Employee prior to such date absent the requirement to execute the Mutual Release assuming for these purposes that installments are paid on the day of each month that corresponds to the date of termination) and the remaining installments to be paid during the remaining portion of such 24-month period on the day that corresponds to the date of termination with the final installment to be paid on the first anniversary of such termination date; provided, that, if the Release Period spans two calendar years, then the first installment of the Post-Term Salary Severance (which installment shall include any installment of the Post-Term Salary Severance that would have been paid to Employee prior to such date absent this proviso) will be paid on the first business day of the second calendar year if such date is later than the date on which such installment would otherwise have been paid pursuant to this Subsection 4.9 absent this proviso. In the event of any termination of Employee’s employment under this Subsection 4.9, Employee shall resign from all positions held with the Employer Group. For the avoidance of doubt, except as set forth in Subsection 4.2, this Subsection 4.9 and Subsection 4.10, Employee shall not be entitled to any severance payments or benefits hereunder upon any termination of employment following the fourth anniversary of the Effective Date.

(c) An “Employer Non-Renewal” shall mean the occurrence of both of the following: (i) the Employer’s failure to furnish a bona fide offer of employment prior to the fourth anniversary of the Effective Date, which provides for annual cash compensation opportunities that are substantially comparable, in the aggregate, to the annual cash compensation opportunities Employee receives during the Term (excluding from such comparison, for the avoidance of doubt, the Asset Sale Bonus) at any time prior to the fourth anniversary of the Effective Date, and (ii) the termination of Employee’s employment by Employer without Cause or by Employee for any reason during within the thirty (30) day period following the fourth anniversary of the

Effective Date (provided that, at the time of such termination, events or circumstances that could constitute Cause (without regard for any cure periods) do not exist with respect to Employee, and Employee has continued to comply with all Applicable Restrictive Covenants). For the avoidance of doubt, in no event shall an Employer Non-Renewal be deemed to be a termination with or without Cause or with or without Good Reason for purposes of this Section 4 (other than Subsection 4.9(a) and this Subsection 4.9(c)).

4.10 Termination Pursuant to Payment of the Asset Sale Bonus.

(a) Upon payment of the Asset Sale Bonus related to an Asset Sale which results in the sale of all the Reference Assets, Employee’s employment with the Employer Group and this Agreement shall automatically terminate (an “Asset Sale Termination”) (other than the provisions that expressly survive termination, as set forth in Section 23). Following an Asset Sale Bonus Termination, no member of the Employer Group (other than WME) shall have any liability or obligations to Employee under this Agreement (other than payment of the amounts set forth in this Section 4.10 and payment of the amount of the Asset Sale Bonus payable in connection with such Asset Sale pursuant to and subject to the terms of this Agreement).

(b) In addition to the amount payable under Subsection 4.10(a), upon an Asset Sale Bonus Termination, Employee shall be entitled to receive (i) accrued and unpaid Base Salary through the date of termination of employment, (ii) an amount equal to the Guaranteed Bonus for the year in which the termination of employment occurs multiplied by a fraction, the numerator of which is the number of days that have elapsed from the commencement of the year in which such termination of employment occurs through the date of such termination of employment and the denominator of which is 365 or 366, as applicable, (iii) notwithstanding anything herein or in any bonus or incentive agreement, arrangement, plan, policy or program to the contrary, the payment by Employer of the aggregate amount of unpaid Guaranteed Bonuses, if applicable, in respect of any completed fiscal year preceding the fiscal year in which the termination of employment occurs, (iv) all amounts and benefits then or thereafter due to Employee under the applicable terms of any other applicable plan, program, award, agreement or arrangement (including any equity or equity-based plan, program, award, agreement or arrangement) of any member of the Employer Group in accordance with the terms and conditions of any such plan, program, award, agreement or arrangement, and (v) reimbursement, within thirty (30) days following submission by Employee to Employer of appropriate supporting documentation, for any unreimbursed business expenses properly incurred by Employee in accordance with Employer’s policy prior to the date of Employee’s termination of employment; provided claims for such reimbursement (accompanied by appropriate supporting documentation) are submitted to Employer within sixty (60) days following Employee’s receipt of notice that the Asset Sale Bonus will be paid. As a condition to payment of the amounts set forth in clauses 4.10(b)(ii) and (iii) above (together with the Asset Sale Bonus, the “Asset Sale Bonus Payments”), Employee shall have first executed and delivered the Mutual Release within sixty (60) days following Employer’s request therefor (and shall not have revoked the Mutual Release within seven (7) days of signing it). The amount in clause 4.10(b)(i) shall be paid in a lump sum within thirty (30) days after the date of Employee’s termination of employment (or as otherwise required by applicable law) and the amounts in clauses 4.10(b)(ii) and (iii) shall be paid at such time as annual bonuses are otherwise paid to similarly situated senior executives, but in no event later than March 15th of the year following the year to which such Guaranteed Bonus relates. In the event the Term and Employee’s employment hereunder is terminated as a result of an Asset Sale Bonus Termination, Employee shall be deemed to have resigned from all positions held with the Employer Group as of the date of such termination of employment (except as otherwise set forth in Subsection 4.10(c)) and Employee will take such actions as reasonably requested by the Employer Group to effect such termination.

(c) Unless otherwise agreed to by Employee and WME, upon an Asset Sale Bonus Termination, Employee shall (1) be appointed as a managing partner and sole President of WME, (2) report directly to Ariel Emanuel for so long as Ariel Emanuel is employed by WME (and directly to the WME Board of Managers (or other top governance body of WME) after the termination of Ariel Emanuel’s employment), and (3) such employment shall be at-will.

(i)	In connection with such position, WME shall pay Employee an annual base salary equal to $5,000,000 (“WME Base Salary”) and Employee shall have the opportunity to earn an annual cash bonus in respect of each year during the term of Employee’s employment with WME, with a target amount of $5,000,000 and a guaranteed minimum annual bonus amount of $2,000,000, (the “WME Annual Bonus”), provided that the WME Base Salary and WME Annual Bonus (if any) for the year in which such employment commences (including, for the sake of clarity, the guaranteed annual bonus amount) shall be prorated based on the number of days Employee was employed by WME or another member of the Employer Group during such year. Payment of such annual cash bonus shall be made at such time as WME customarily pays annual bonuses to its senior executives but in no event later than March 15th of the year following the year to which such annual cash bonus relates. WME shall be solely responsible for the obligations set forth in this Subsection 4.10(c).

(ii)

In the event of a Qualified WME Termination, Employee shall be entitled to receive: (A) any accrued, but unpaid WME Base Salary through the date of termination, payable in a lump sum within thirty (30) days after the date of Employee’s termination of employment (or as otherwise required by applicable law) (“Accrued WME Base Salary”), (B) any earned WME Annual Bonus for any completed fiscal year prior to the year of termination that was not yet paid as of the date of termination of employment, payable at such time as WME customarily pays annual bonuses to its senior executives but in no event later than March 15th of the year following the year to which such WME Annual Bonus relates (“Prior Year WME Bonus”), and (C) an amount equal to one (1) times the sum of Employee’s then-current (x) WME Base Salary and (y) target WME Annual Bonus, payable in substantially equal installments pursuant to WME’s regular payroll practices over 12 months following the date of such Qualified WME Termination (commencing following the date the WME Release (as defined below) becomes effective pursuant to its terms).

(iii)

Notwithstanding any provision herein to the contrary, the payment of any amount or provision of any benefit pursuant to Subsection 4.10(c)(ii) (other than the WME Accrued Base Salary and Prior Year WME Bonus) (collectively, the “WME Severance Benefits”) is contingent upon (A) Employee’s execution, delivery to WME, and non-revocation of a release of claims, substantially in the form of the Mutual Release attached to the Prior Agreement, mutatis mutandis (“WME Release of Claims”) (and the expiration of any revocation period contained in such WME Release of Claims) within sixty (60) days following the date of Employee’s Qualified WME Termination (the “WME Release Execution Period”), and (B) continued compliance with any Applicable Restrictive Covenant. No portion of the WME Severance Benefits shall be paid until Employee has executed (and not timely revoked) the WME Release of Claims and all such amounts shall commence to be paid on the first regular payroll date of WME after Employee has executed (and not timely revoked) the WME Release of Claims (which installment shall include any installment of the Severance Benefits that would have otherwise been paid to Employee prior to such date absent the requirement to execute the WME Release of Claims assuming for these purposes that installments are paid on the day of each month that corresponds to the date of termination); provided, that, if the WME Release Execution Period overlaps two calendar years, the first payment shall not be made sooner than the first day of the second year, and shall include any missed payments. For the sake of clarity, if Employee’s employment with WME is terminated for any other reason other than a Qualified WME Termination, Employee shall not be entitled to any severance payments or benefits in connection with such termination (other than any Accrued WME Base Salary).

(d) Employee acknowledges and agrees that all decisions regarding the operations of the Employer Group, including any acquisitions and dispositions, will reside with the controlling owner, except as may be delegated to management to operate in accordance with an annual budget and business plan.

(e) For purposes of this Subsection 4.10, the below definitions shall apply.

(i)	“Affiliate” means, with respect to any entity, any other person or entity that directly or indirectly controls, is controlled by or is under common control with such entity. The term “control”

(including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(ii)	“Asset Sale” means the sale or disposition (in one or a series of transactions) of all or a portion of the Reference Assets on or after April 2, 2024.

(iii)

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and any successor thereto. References to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successors thereto.

(iv)

“Qualified WME Termination” means a termination by WME (or a subsidiary thereof) without Cause or due to Employee’s resignation for Good Reason; provided that if Employee is employed by another member of the Employer Group or any of their respective Affiliates (excluding TKO Group Holdings, Inc. or any of its Subsidiaries at the time of such termination by WME) (collectively, the “Affiliated Group”), then such termination by WME shall not constitute a “Qualified WME Termination” for purposes hereunder.

(v)

“Reference Assets” means the operating businesses and the other assets directly or indirectly owned by the Employer Group as of the Effective Time; provided, that in no event shall WME, TKO Group Holdings, Inc. (together with its Subsidiaries (as defined in the Merger Agreement), “TKO”), and their respective Subsidiaries and other assets that are primarily related to or necessary for the operation of the businesses of WME, TKO or their respective Subsidiaries constitute Reference Assets.

5. Other Benefits.

During the Term and Employee’s employment with the Employer Group, Employee shall be eligible to participate in all group health insurance benefit plans, group life insurance benefit plans, qualified defined contribution retirement plans, annual vacation plans, other welfare benefit plans and programs (excluding any severance plans), fringe benefit plans and programs and perquisites that are made available to other senior executives of the Employer Group (other than any such fringe benefit plans and programs and perquisites that are made available exclusively to the Chief Executive Officer and the Executive Chairman of Employer).

6. Employer Expense Reimbursement.

During the Term and Employee’s employment by Employer, Employee will be reimbursed in accordance with Employer’s policy in effect from time to time for travel, entertainment and other expenses reasonably incurred in the performance of Employee’s duties and responsibilities hereunder; provided, that to the extent not already provided in such policy, (a) Employee shall have reasonable access to the private aircraft available to EGH (when available) for business travel purposes, and when not using the private aircraft available to EGH, travel first class or charter aircraft for business travel purposes and obtain reimbursement for all such travel and (b) Employee shall be entitled to reimbursement for his commuting expenses and for all business-related travel (including appropriate car service, train, and/or subway, but excluding air travel (which is addressed solely in Section 6(a)), subject to applicable tax withholdings; and provided, further, that, in each case, Employee provides Employer with proper substantiation of such travel, entertainment and other expenses. Any such reimbursements shall be paid no later than March 15th following the calendar year in which the related expense is incurred.

7. Confidential Information.

7.1 Employee agrees that Employee will not at any time, whether during or subsequent to Employee’s employment by the Employer Group, either directly or indirectly, use or divulge, disclose or communicate to any person, firm or corporation, other than in the course of performing Employee’s duties to the Employer Group, any confidential and proprietary information and trade secrets of the Employer Group, including, without limitation, client and customer information, pricing information, financial plans, business plans, business concepts, supplier information, know-how and intellectual property and materials related thereto (the “Confidential Information”), whether heretofore or hereafter obtained by Employee while in the employ of the Employer Group. Upon leaving the employ of the Employer Group, Employee will not take or use, without the prior written consent of Employer, any memoranda, notes (whether or not prepared by Employee during the course of Employee’s employment with the Employer Group), lists, schedules, forms or other documents, papers or records of any kind (including, but not limited to, computerized or other records and documents in digital form or otherwise), relating to the Employer Group’s businesses or clients or any reproduction, summary or abstract thereof (including by means of discs or any other medium), all of which Employee acknowledges are the exclusive property of the Employer Group; provided that Employee shall be entitled to retain and utilize any such material solely relating to this Agreement, his rights hereunder, and his equity interests or equity based awards in any member of the Employer Group. Employee hereby agrees to surrender to Employer upon request at any time after the termination of Employee’s employment with the Employer Group all Confidential Information and other Employer property; provided, that, under no circumstances shall Employee be required to surrender or turn over his Outlook contacts, which shall remain his sole property.

7.2 Notwithstanding anything to the contrary contained herein, nothing in this Agreement shall prohibit Employee from reporting possible violations of federal law or regulation to or otherwise cooperating with or providing information requested by any governmental agency or entity, including, but not limited to, the Department of Justice, the Securities and Exchange Commission, the Congress, and any agency Inspector General, or making other disclosures that are protected under the whistleblower provisions of federal law or regulation. Employee does not need the prior authorization of Employer to make any such reports or disclosures and Employee is not required to notify Employer that Employee has made such reports or disclosures.

8. Intellectual Property.

8.1 If Employee creates, invents, designs, develops, contributes to or improves any works of authorship, inventions, intellectual property, materials, documents or other work product (including, without limitation, research, reports, software, databases, systems, applications, presentations, textual works, content or audiovisual materials) (“Works”), either alone or with third parties, at any time during Employee’s employment by the Employer Group and within the scope of such employment and/or with the use of any of the Employer Group’s resources (“Employer Works”), Employee hereby irrevocably assigns, transfers and conveys, to the maximum extent permitted by applicable law, all rights and intellectual property rights therein (including rights under patent, industrial property, copyright, trademark, trade secret, unfair competition and related laws) to Employer to the extent ownership of any such rights does not vest originally in Employer.

8.2 Employee shall take all requested actions and execute all necessary documents (including any licenses or assignments) at Employer’s expense (but without further remuneration) to assist Employer in validating, maintaining, protecting, enforcing, perfecting, recording, patenting or registering any of Employer’s rights in Employer Works. If Employer is unable for any other reason to secure Employee’s signature on any document for this purpose, then Employee hereby irrevocably designates and appoints Employer and its duly authorized officers and agents as Employee’s agent and attorney in fact, to act for and in Employee’s behalf and stead to execute any documents and to do all other lawfully permitted acts in connection with the foregoing.

8.3 Employee shall not knowingly improperly use for the benefit of, bring to any premises of, divulge, disclose, communicate, reveal, transfer or provide access to, or share with any member of the Employer Group any confidential, proprietary or non-public information or intellectual property relating to a former employer or other third party without the prior written permission of such third party. Employee shall comply with all relevant policies and guidelines of Employer, including, without limitation, policies and guidelines regarding the protection of confidential information and intellectual property and potential conflicts of interest. Employee acknowledges that Employer may amend any such policies and guidelines from time to time, and that Employee remains at all times bound by their most current version.

8.4 Notwithstanding anything to the contrary contained anywhere in this Agreement, pursuant to the Defend Trade Secrets Act of 2016, Employee shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that: (a) is made (i) in confidence to a Federal, state, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. Employee also understands that if he files a lawsuit for retaliation by the Employer Group for reporting a suspected violation of law, Employee may disclose the trade secret to his attorney and use the trade secret information in the court proceeding, if Employee (i) files any document containing the trade secret under seal, and (ii) does not disclose the trade secret, except pursuant to court order.

9. Enforcement; Other Restrictive Covenants.

9.1 Employee agrees that Employer would suffer irreparable damage, that Employer would not have any adequate remedy at law in the event of a breach or threatened breach of any of the covenants set forth in Sections 7 or 8 of this Agreement, that the damages resulting from any such breach or threatened breach would be material but not readily susceptible to being measured in monetary terms, and that any remedy at law (including the payment of damages) would be inadequate as a result of such breach or threatened breach. Accordingly, it is agreed that Employer shall be entitled to an immediate injunction or injunctions to prevent breaches or threatened breaches of Sections 7 or 8 of this Agreement and to specific performance of such Sections 7 or 8 of this Agreement, in each case without proof of actual damages, and Employee waives any requirement for the securing or posting of any bond in connection with any such remedy.

9.2 Employee further agrees that the remedies provided for in this Section 9 shall be in addition to, and not in limitation of, any other remedies that may be available to Employer whether at law or in equity, including monetary damages, and all of Employer’s rights shall be unrestricted, including, but not limited to, the right to terminate Employee at any time for any reason.

9.3 Employee acknowledges and agrees that as used in this Agreement, the “Employer Group” shall mean EGH, together with any of its direct or indirect Subsidiaries (including Employer, but excluding TKO).

9.4

(a) Employee acknowledges and agrees that the restrictive covenants set forth in Schedule E of that certain equity award agreement, dated as of April 19, 2021, by and among Employer, EGH, Employee, Iris I Holdco, Iris II Holdco, Iris IV Holdco and Employee (as it may be amended from time to time)(collectively, with Section 7 and 8 of this Agreement,, the “Applicable Restrictive Covenants”) remain in full force and effect pursuant to their terms.

(b) The parties hereto agree that any new restrictive covenants entered into by and among Employee and any member(s) of the Employer Group (including, without limitation, in connection with any equity plans or awards) after the date hereof shall be no more restrictive than those provided under the terms of the Applicable Restrictive Covenants.

10. Severability.

The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. If any of the provisions of this Agreement shall be determined to be invalid under the laws of any applicable jurisdiction, such invalidity shall not invalidate all of the provisions of this Agreement, but rather the Agreement shall be construed insofar as the laws of that jurisdiction are concerned, as not containing invalid or contravening provisions, and the rights and obligations of the parties shall otherwise be enforced to the fullest extent possible. If, however, any such invalid or contravening provisions relate to Sections 7 or 8, then such Sections shall be construed as providing for the maximum protections available to an employer which the laws of that jurisdiction permit.

11. Section 409A.

11.1 This Agreement shall be interpreted in accordance with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and any Treasury Regulations or other Department of Treasury guidance issued thereunder (“Section 409A”). The parties intend that any amounts payable hereunder will be compliant with or exempt from Section 409A.

11.2 If required by Section 409A, no payment or benefit that would otherwise be payable or commence upon the termination of employment shall be paid or shall commence unless and until Employee has had a “separation from service” within the meaning of Section 409A as determined in accordance with Section 1.409A-1(h) of the Treasury Regulations. For purposes of determining whether a separation from service has occurred, Employee shall be considered to have experienced a separation from service when the facts and circumstances indicate that Employee and Employer reasonably anticipate that either (i) no further services will be performed for Employer after a certain date, or (ii) that the level of bona fide services Employee will perform for Employer after such date (whether as an employee or as an independent contractor) will permanently decrease to no more than 20% of the average level of bona fide services performed by Employee (whether as an employee or as an independent contractor) over the immediately preceding 36-month period (or the full period of services to Employer if Employee has been providing services to Employer for less than 36 months).

11.3 For purposes of Section 409A, each of the payments that may be made hereunder is designated as a separate payment. In no event may Employee, directly or indirectly, designate the calendar year of any payment to be made under this Agreement. Notwithstanding anything to the contrary in this Agreement, any payment or benefit under this Agreement or otherwise that is exempt from Section 409A pursuant to Section 1.409A-1(b)(9)(v)(A) or (C) of the Treasury Regulations (relating to certain reimbursements and in-kind benefits paid under a separation pay plan) shall be paid or provided to Employee only to the extent that the expenses are not incurred, or the benefits are not provided, beyond the last day of the second calendar year following the calendar year in which Employee’s “separation from service” occurs; and provided further that such expenses are reimbursed no later than the last day of the third calendar year following the calendar year in which Employee’s “separation from service” occurs. With respect to any expense reimbursement or the provision of any in-kind benefit that is subject to Section 409A (and not exempt pursuant to the prior sentence or otherwise), the amount of any such expenses eligible for reimbursement, or the provision of any in-kind benefit, in one calendar year shall not affect the provision of in-kind benefits or expenses eligible for reimbursement in any other calendar year (except for any lifetime or other aggregate limitation applicable to reimbursements of medical expenses referred to in Section 105(b) of the Code), and in no event shall any expenses be reimbursed after the last day of the calendar year following the calendar year in which Employee incurred such expenses, and in no event shall any right to reimbursement or the provision of any in-kind benefit be subject to liquidation or exchange for another benefit.

11.4 Notwithstanding any provision of this Agreement to the contrary, if, at the time of Employee’s “separation from service”, Employee is a “specified employee” (as defined in Section 409A) and it is necessary to postpone the commencement of any payments or benefits otherwise payable pursuant to this Agreement as a result of such “separation from service” to prevent any accelerated or additional tax under Section 409A, then Employer will postpone the commencement of the payment of any such payments or benefits hereunder (without any reduction in such payments or benefits ultimately paid or provided to Employee) that are not otherwise paid within the short-term deferral exception under Section 409A and do not qualify as involuntary separation pay (within the meaning of Section 409A). If any payments or benefits are postponed due to such requirements, such amounts will be paid in a lump sum (without interest) to Employee on the first payroll date that occurs after the date that is six months and one day following Employee’s “separation from service” and any remaining payments and benefits shall be paid or provided in accordance with the normal payment dates specified for such payment or benefit. If Employee dies during the postponement period prior to the payment of postponed amount, the amounts withheld on account of Section 409A shall be paid to the personal representative of Employee’s estate within sixty (60) days after the date of Employee’s death.

11.5 Employer and Employee agree to negotiate in good faith to make amendments to this Agreement as the parties mutually agree, reasonably and in good faith, are necessary or desirable to avoid the possible imposition of taxes or penalties under Section 409A, while preserving any affected benefit or payment to the extent reasonably practicable without materially increasing the cost to Employer. Notwithstanding the foregoing, Employee shall be solely responsible and liable for the satisfaction of all taxes, interest, and penalties that may be imposed on Employee or for Employee’s account in connection with any payment or benefit made in accordance with this Agreement (including any taxes, interest, and penalties under Section 409A), and Employer shall have no obligation to indemnify or otherwise hold Employee (or any beneficiary, successor or assign) harmless from any or all of such taxes, interest, or penalties.

12. Excess Parachute Payments.

12.1 Notwithstanding anything in this Agreement to the contrary, and subject to the application of Subsection 12.2 below, if any of the payments or benefits provided or to be provided by Employer or any member of the Employer Group to Employee or for Employee’s benefit pursuant to the terms of this Agreement or otherwise (“Covered Payments”) are determined to constitute “excess parachute payments” within the meaning of Section 280G of the Code and would, but for this Subsection 12.1 be subject to the excise tax imposed under Section 4999 of the Code (or any successor provision thereto) or any similar tax imposed by state or local law or any interest or penalties with respect to such taxes (collectively, the “Excise Tax”), then the Covered Payments shall be reduced (but not below zero) to the minimum extent necessary to ensure that no portion of the Covered Payments is subject to the Excise Tax; provided, however, that Employer agrees to, and agrees to cause any other relevant member of the Employer Group to, use commercially reasonable best efforts to obtain shareholder approval of any payments or benefits in excess of the safe harbor level in accordance with Q&A #7 of Section 280G of the Code (the “Shareholder Approval Exception”), to the extent applicable and available, such that there will be no such loss of deductibility under Code Section 280G or imposition of tax under Section 4999 of the Code.

12.2 In the event that the Shareholder Approval Exception is not applicable and/or available, the cutback to the Covered Payments contemplated pursuant to Subsection 12.1 shall only be applied if such reduction will result in, after taking into account all applicable taxes, including any federal, state and local taxes and the Excise Tax, a greater net after-tax benefit to Employee than the net after-tax benefit to Employee of payment of all Covered Payments computed without regard to any such reduction.

12.3 All determinations required to be made under Subsection 12.1 and Subsection 12.2, including whether a payment would result in an “excess parachute payment” and the assumptions utilized in arriving at such determination, shall be made by a “Big Four” accounting firm selected by Employer.

13. Arbitration.

13.1 In consideration of Employee’s employment or engagement with Employer, his promise to arbitrate all employment or service related disputes and Employee’s receipt of the compensation and other benefits paid to Employee by Employer, at present and in the future, THE PARTIES AGREE THAT ANY AND ALL CONTROVERSIES, CLAIMS, OR DISPUTES BETWEEN EMPLOYEE, ON THE ONE HAND, AND ANY MEMBER OF THE EMPLOYER GROUP AND ANY EMPLOYEE, OFFICER, DIRECTOR, STOCKHOLDER OR BENEFIT PLAN OF THE EMPLOYER GROUP IN THEIR CAPACITY AS SUCH OR OTHERWISE, ON THE OTHER HAND, ARISING OUT OF, RELATING TO, OR RESULTING FROM EMPLOYEE’S EMPLOYMENT WITH EMPLOYER OR THE TERMINATION OF EMPLOYEE’S EMPLOYMENT WITH EMPLOYER, INCLUDING ANY BREACH OF THIS AGREEMENT, SHALL BE SUBJECT TO BINDING ARBITRATION. The parties agree to arbitrate such disputes, and hereby agree to waive any right to a trial by jury, including any statutory claims under state or federal law, including, but not limited to, claims under Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act of 1990, the Age Discrimination in Employment Act of 1967, the Older Workers Benefit Protection Act, claims of harassment, discrimination or wrongful termination and any statutory claims. This agreement to arbitrate also applies to any disputes that any member(s) of the Employer Group or any employee, officer, director, stockholder or benefit plan thereof may have with Employee.

13.2 Any arbitration will be administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures and JAMS appellate procedures (such rules and procedures, the “Procedure”) before a sole arbitrator who shall be a lawyer. Employee agrees that the arbitration will be conducted in New York, New York. The arbitrator shall have the power to decide any motions brought by any party to the arbitration, including motions for summary judgment and/or adjudication and motions to dismiss, prior to any arbitration hearing. The arbitrator shall have the power to award any remedies, including attorneys’ fees and costs, available under applicable law and any decision or judgment of the arbitrator will be enforceable in any court of competent jurisdiction. Employer will pay for any administrative or hearing fees charged by the arbitrator or JAMS except that Employee shall pay the first $200 of any filing fees associated with any arbitration which Employee initiates. Employee agrees that the decision of the arbitrator shall be in writing and shall be binding upon the parties to the arbitration.

13.3 Except as provided by the Procedure and this Agreement, arbitration shall be the sole, exclusive and final remedy for any dispute between Employee, on the one hand, and the members of the Employer Group and their respective employees, officers, directors, stockholders, and benefit plans, on the other hand. Accordingly, except as provided for by the Procedure and this Agreement, neither Employee nor any member of the Employer Group (or its employees, officers, directors, stockholders, or benefit plans) will be permitted to pursue court action regarding claims that are subject to arbitration. Notwithstanding the foregoing, the arbitrator will not have the authority to disregard or refuse to enforce any lawful term of this Agreement, and the arbitrator shall not order or require Employer to adopt a policy not otherwise required by law which Employer has not adopted.

13.4 Employee agrees that any party may petition any court of competent jurisdiction in New York, New York for provisional injunctive relief in aid of arbitration, including to the extent expressly provided in the Procedure.

13.5 Except to the extent otherwise provided herein, the parties agree that the arbitration shall be conducted on a strictly confidential basis and neither Employee nor any member of the Employer Group (or any of their respective employees, officers, directors, stockholders or benefit plans) will disclose the existence or nature of a claim, any documents, exhibits or information exchanged or presented in connection with such a claim or the decision or result of any such claim to any third party except for the parties’ legal counsel, who shall also be bound by the confidentiality provision of this Subsection 13.5.

13.6 Employee understands that this Agreement does not prohibit Employee from pursuing an administrative claim with a local, state or federal administrative body such as the Department of Labor, the Department of Fair Employment and Housing, the Equal Employment Opportunity Commission or the Workers’ Compensation Board. This Agreement does, however, preclude Employee from pursuing court action regarding any such claim (except as necessary to enforce an arbitrator’s award). Employee also understands and agrees that after exhaustion of administrative remedies under a statute that requires exhaustion of administrative proceedings before seeking relief, Employee must pursue any such claim through this binding arbitration procedure.

14. Governing Law; Consent to Jurisdiction; Jury Trial Waiver.

THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE TO BE APPLIED. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF DELAWARE WILL CONTROL THE INTERPRETATION AND

CONSTRUCTION OF THIS AGREEMENT, EVEN IF UNDER SUCH JURISDICTION’S CHOICE OF LAW OR CONFLICT OF LAWS ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY. EXCEPT AS IS SPECIFICALLY PROVIDED IN SECTION 14, ANY ACTION TO ENFORCE THIS AGREEMENT OR AN ARBITRATION AWARD MUST BE BROUGHT IN, AND THE PARTIES HEREBY CONSENT TO THE JURISDICTION OF, A COURT SITUATED IN NEW YORK, NEW YORK. EACH PARTY HEREBY WAIVES THE RIGHTS TO CLAIM THAT ANY SUCH COURT IS AN INCONVENIENT FORUM FOR THE RESOLUTION OF ANY SUCH ACTION. EACH PARTY TO THIS AGREEMENT WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM.

15. Binding Effect.

The provisions of this Agreement shall be binding on the heirs, executors, administrators and other successors in interest of Employee. For the avoidance of doubt, in the event the Closing does not occur for any reason, this Agreement shall be void and of no further force or effect, Employee shall not be entitled to any payments or benefits hereunder, Buyer and its affiliates shall have no liability to Employee with respect to this Agreement or the subject matter hereof, and Employee shall have no obligations or liabilities hereunder.

16. Entire Agreement; Amendment.

This Agreement constitutes the entire understanding between the parties and their affiliates with respect to the subject matter hereof and supersede all prior negotiations, discussions, preliminary agreements, executed agreements and understandings (including, without limitation, the Prior Agreement, which Prior Agreement shall be superseded in its entirety as of the Effective Date). This Agreement may not be amended except in writing executed by the parties hereto.

17. Waiver.

A party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any provision or provisions, or prevent such party from thereafter enforcing each and every other provision of this Agreement.

18. Notices.

All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via telecopy (receipt confirmed) to the parties at the following addresses or facsimile numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):

If to Employer, to:

c/o Endeavor Operating Company, LLC

Endeavor Group Holdings, Inc.

9601 Wilshire Boulevard, Third Floor

Beverly Hills, CA 90210

Attention: Chief Legal Officer

Fax: (310) 246-3065

With a copy (which shall not constitute notice) to each of:

Silver Lake

2775 Sand Hill Road

Suite 100

Menlo Park, CA 94025

Attention: Karen King

Email: karen.king@silverlake.com

Silver Lake

55 Hudson Yards

40th Floor

New York, NY 10001

Attention: Andy Schader

Email: andy.schader@silverlake.com

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attention: Elizabeth Cooper; Gregory Grogan; Jeannine McSweeney

If to Employee, to:

Mark Shapiro

33 Green Acre Lane

Westport, CT 06880

Tel: (203) 249-9855

With a copy (which shall not constitute notice) to:

Akin Gump Strauss Hauer & Feld LLP

One Bryant Park

New York, NY 10036

Attention: Richard J. Rabin

Tel.: (212) 872-1086

Fax: (212) 872-1002

19. Taxes.

Employer shall be entitled to withhold from any payment due to Employee hereunder any amounts required to be withheld by applicable tax laws or regulations.

20. Advice of Counsel; Construction; Releases.

The parties acknowledge that they have had the opportunity to be represented by counsel in the negotiation and execution of this Agreement. Accordingly, the rule of construction of contract language against the drafting party is hereby waived by each party to this Agreement. For avoidance of doubt, and notwithstanding any other provision herein, in all instances under this Agreement in which Employee is required to sign a Mutual Release or WME Release of Claims as condition of receiving certain rights or benefits (including but not limited to in connection with Employee’s right to retain and not repay any portion of the Retention Bonus), Employee shall be deemed to have fully satisfied such obligation upon his timely execution and non-revocation of the Mutual Release or WME Release of Claims, regardless of whether Employer timely executes the Mutual Release or WME Release of Claims, and thus of whether such Mutual Release or WME Release of Claims becomes binding or enforceable.

21. Expenses; Indemnification.

21.1 EGH, EGH Holdco, EOC and OpCo Holdco (and for the avoidance of doubt, any successors thereto) hereby agree, subject to applicable law, to (or shall cause an affiliate thereof to) reimburse Employee for his expenses (including reasonable and documented out-of-pocket legal fees and costs) incurred in anticipation of and/or in connection with the Transactions (as defined in the Merger Agreement), including the drafting, negotiation and execution of this Agreement (and any exhibits, schedules or other attachments hereto) and the consummation of the transactions contemplated hereby and thereby. Any such reimbursements shall be paid the earlier of (i) the Closing (as defined in the Merger Agreement) and (ii) if the Merger Agreement is terminated, promptly following invoices being submitted for reimbursement; provided that any expenses submitted for advancement pursuant to Subsection 21.2 shall be paid promptly upon being submitted for payment as those expenses are incurred.

21.2 From and after the date hereof, to the fullest extent permitted by applicable law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits EGH, EGH Holdco, EOC or OpCo Holdco, as applicable, to provide broader indemnification rights than such law permitted EGH, EGH Holdco, EOC or OpCo Holdco, as applicable, to provide prior to such amendment), EGH, EGH Holdco, EOC and OpCo Holdco shall indemnify and hold harmless, and advance expenses to, Employee if he is made or is threatened to be made a party or is otherwise involved in any Transaction Litigation (as defined in the Merger Agreement) in any capacity from and against any and all losses, claims, demands, costs, damages, liabilities, expenses of any nature (including attorneys’ fees and disbursements), judgments, penalties, fines and amounts paid in settlement (including all interests, taxes, assessments and other charges in connection therewith) actually and reasonably incurred by Employee or on Employee’s behalf in connection therewith. The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 21 shall not be deemed exclusive of any other rights to indemnification or advancement of expenses that Employee may now or in the future be entitled under any by-law, agreement, contract, vote of stockholders or disinterested directors or otherwise of EGH, EGH Holdco, EOC or OpCo Holdco. To the extent not prohibited by applicable law, EGH, EGH Holdco, EOC and OpCo Holdco shall pay the expenses (including attorneys’ fees) incurred by Employee or on Employee’s behalf in defending any Transaction Litigation in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Transaction Litigation shall be made only upon receipt of an undertaking by Employee to repay all amounts advanced if it should be ultimately determined in a final adjudication that Employee is not entitled to be indemnified under this Section 21 or otherwise. If a claim for indemnification or advancement of expenses under this Section 21 is not paid in full within thirty (30) days after a written claim therefor by Employee has been received by EGH, EGH Holdco, EOC or OpCo Holdco, Employee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action EGH, EGH Holdco, EOC and OpCo Holdco shall have the burden of proving that Employee is not entitled to the requested indemnification or advancement of expenses. In (i) any suit brought by EGH, EGH Holdco, EOC or OpCo Holdco to recover an advancement of expenses pursuant to the terms of an undertaking, EGH, EGH Holdco, EOC or OpCo Holdco shall be entitled to recover such expenses upon a final adjudication that, you have not met any applicable standard for indemnification set forth in the General Corporation Law of the State of Delaware and binding upon EGH, EGH Holdco, EOC and OpCo Holdco with respect to the requested indemnification or advancement of expenses.

22. Successors and Assigns.

This Agreement is personal to Employee and without the prior written consent of Employer shall not be assignable by Employee otherwise than by will or the laws of descent and distribution. This Agreement, and any rights and obligations of Employer hereunder, may be assigned or delegated, in whole or in part, by Employer to any person who is a successor to Employer or to a person who acquires one or more businesses from Employer or any of its affiliates; provided, that, Ariel Emanuel and/or Patrick Whitesell continue to be employed in a bona fide capacity with such successor or such acquirer. As used in this Agreement, “Employer” shall mean Employer as hereinbefore defined or any successor thereto or any other person that assumes the obligations of Employer hereunder or agrees to perform as Employer hereunder, in each case whether by operation of law or otherwise.

23. Survival.

Sections 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20, 21, 22, 23, 24, 25 and 26 shall survive and continue in full force in accordance with their terms notwithstanding any termination of this Agreement for any reason or the Term or of Employee’s employment with Employer.

24. Interpretation.

The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part of this Agreement.

25. Cooperation.

During the Term and at any time thereafter, Employee agrees to cooperate (a) with Employer in the defense of any legal matter involving any matter that arose during Employee’s employment with the Employer Group, (b) with Employer in connection with Employee’s obligations under Section 8 hereunder, and (c) with all governmental authorities on matters pertaining to any investigation, litigation or administrative proceeding pertaining to the Employer Group. Employer will reimburse Employee for any reasonable travel and out-of-pocket expenses incurred by Employee in providing such cooperation, including, but not limited to, reimbursing Employee for all reasonable and documented attorneys’ fees and costs he incurs in connection therewith, and will provide Employee with a per diem payment of $8,219 for each day or partial day that he provides such cooperation. Furthermore, any such cooperation occurring after the termination of Employee’s employment shall be scheduled to the extent reasonably practicable so as not to unreasonably interfere with Employee’s business or personal affairs.

26. Counterparts.

This Agreement may be executed in any number of counterparts, each of which when executed and delivered, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument binding upon all of the parties hereto notwithstanding the fact that all parties are not signatory to the original or the same counterpart. For purposes of this Agreement, facsimile signatures or signatures via email as a portable document format (.pdf) shall be deemed originals.

*  *  *

IN WITNESS WHEREOF, Employer and Employee have executed and delivered this Agreement as of the date first above written.

ENDEAVOR GROUP HOLDINGS, INC.

/s/ Jason Lublin
By: Jason Lublin
Its: Chief Financial Officer

ENDEAVOR OPERATING COMPANY, LLC

/s/ Jason Lublin
By: Jason Lublin
Its: Chief Financial Officer

Solely for the purposes of Subsection 4.10 and Sections 9, 13, and 14:

WILLIAM MORRIS ENDEAVOR ENTERTAINMENT, LLC

/s/ Jason Lublin
By: Jason Lublin
Its: Chief Financial Officer

[Signature Page to Amended and Restated Term Employment Agreement]

WILDCAT EGH HOLDCO, L.P.

By: SLP WILDCAT AGGREGATOR GP, L.L.C., as general partner

By: SILVER LAKE TECHNOLOGY ASSOCIATES VII, L.P., its managing member

By: SLTA VII (GP), L.L.C., its general partner

By: SILVER LAKE GROUP, L.L.C., its managing member

/s/ Egon Durban
By: Egon Durban
Its: Co-CEO

WILDCAT OPCO HOLDCO, L.P.

By: SLP WILDCAT AGGREGATOR GP, L.L.C., as general partner

By: SILVER LAKE TECHNOLOGY ASSOCIATES VII, L.P., its managing member

By: SLTA VII (GP), L.L.C., its general partner

By: SILVER LAKE GROUP, L.L.C., its managing member

/s/ Egon Durban
By: Egon Durban
Its: Co-CEO

[Signature Page to Amended and Restated Term Employment Agreement]

EMPLOYEE:

/s/ Mark Shapiro
Mark Shapiro

[Signature Page to Amended and Restated Term Employment Agreement]

Exhibit A

Current Board, Advisory and Ownership Positions

[Omitted.]

Exhibit B

Mutual Release

[Omitted.]

Annex N

October 23, 2024

Ariel Emanuel

Via Email

Dear Ariel,

The purpose of this letter agreement (the “Amendment”) is to memorialize the amendment of certain terms of that certain letter agreement, by and between Endeavor Group Holdings, Inc., Endeavor Operating Company, LLC (“Endeavor Operating Company”), William Morris Endeavor Entertainment, LLC, Wildcat EGH Holdco, L.P., Wildcat OpCo Holdco, L.P. and you, dated as of April 2, 2024 (the “Letter Agreement”), including removal of any eligibility to receive the Asset Sale Bonus. Except as otherwise set forth herein, capitalized terms used herein, but not defined herein, shall have the meaning ascribed to such terms in the Letter Agreement.

The parties hereto agree as follows:

1. Effectiveness. This Amendment shall be effective upon the consummation of the transactions contemplated by that certain Transaction Agreement, dated as of October 23, 2024, by and between IMG Worldwide, LLC, Endeavor Operating Company, Trans World International, LLC, TKO Operating Company, LLC and TKO Group Holdings, Inc. (the “Transaction Agreement” and such transactions, collectively, the “Transaction”). Notwithstanding anything to the contrary herein, this Amendment shall be void and of no force or effect if (i) the Transaction Agreement is terminated or the Transaction is otherwise not consummated for any reason or (ii) if the Merger Agreement is terminated or if the Closing otherwise does not occur.

2. Amendment; Waiver

a. The reference to “Asset Sale Bonus Termination” in the fifth sentence of Section 2 of the Letter Agreement is hereby deleted in its entirety and replaced with “Asset Sale Termination”.

b. Section 3 of the Letter Agreement is hereby amended and restated in its entirety as follows:

“3. Asset Sale.

a.	[Reserved.]

b.

Upon consummation of an Asset Sale, your employment with the Employer Group (other than as set forth in the immediately following sentence) will terminate (an “Asset Sale Termination”) and your participation in any benefit plans and programs will terminate in accordance with their terms (other than any rights to indemnification and expense reimbursement to which you are entitled pursuant to the terms of the applicable governing documentation or pursuant to the terms hereof). For the avoidance of doubt, an Asset Sale Termination will not affect your position as Founder and Executive Chairman of WME or as a member of the EGH Board. Following an Asset Sale Termination, (a) no member of the Employer Group (other than WME) shall have any continuing obligations to you under this Letter Agreement (other than under Sections 4 and 5 of this Letter Agreement and any rights to indemnification and expense reimbursement to which you are entitled pursuant to and subject to the terms hereof), and (b) WME shall be solely responsible for its obligations set forth in Section 2 of this Letter Agreement.

c.	For purposes of this Section 3, the below definitions will apply.

i.	“Affiliate” means, with respect to any entity, any other person or entity that directly or indirectly controls, is controlled by or is under common control with such entity. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise. Notwithstanding the foregoing, any portfolio company (as such term is commonly understood in the private equity industry) of an SL Entity shall not be an Affiliate of any SL Entity.

ii.

“Asset Sale” means the sale or disposition (in one or a series of transactions) of all of, or all except a de minimis portion of, the Reference Assets. The EGH Board shall determine, in good faith, whether an Asset Sale has occurred for purposes of this Letter Agreement.

iii.

“Reference Assets” means the operating businesses and the assets primarily related thereto directly or indirectly owned by the Employer Group as of the Effective Time; provided, that in no event shall WME, TKO, and their respective Subsidiaries and other assets that are primarily related to or necessary for the operation of the businesses of WME, TKO or their respective Subsidiaries constitute Reference Assets.”

c.	The following language in the second sentence of Section 21.a. of the Letter Agreement is hereby deleted in its entirety:

“and Section 3”

d.	Exhibit A of the Letter Agreement is hereby deleted in its entirety.

3. Miscellaneous.

a. Sections 11, 12, 15, 16, 17, 18(c), 19, 20, 23, 24, 28 and 29 of the Letter Agreement shall apply to this Amendment mutatis mutandis. The Letter Agreement, as modified by this Amendment, the Rollover Agreement and any exhibits, schedules or other attachments thereto and any documentation implementing any of the terms hereof and thereof, constitutes the entire understanding between the parties with respect to the subject matter thereof and hereof and supersedes all prior negotiations, discussions and preliminary agreements.

b. This Amendment shall be and hereby is incorporated into and forms a part of the Letter Agreement.

c. Except as expressly provided herein, all terms and conditions of the Letter Agreement shall remain in full force and effect.

* * * * *

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

ENDEAVOR GROUP HOLDINGS, INC.

By:	/s/ Jason Lublin
Name:	Jason Lublin
Title:	Chief Financial Officer

ENDEAVOR OPERATING COMPANY, LLC

By:	/s/ Jason Lublin
Name:	Jason Lublin
Title:	Chief Financial Officer

WILLIAM MORRIS ENDEAVOR ENTERTAINMENT, LLC

By:	/s/ Jason Lublin
Name:	Jason Lublin
Title:	Chief Financial Officer

WILDCAT EGH HOLDCO, L.P.

By:	SLP WILDCAT AGGREGATOR GP, L.L.C., its general partner

By:	SILVER LAKE TECHNOLOGY ASSOCIATES VII, L.P., its managing member

By:	SLTA VII (GP), L.L.C., its general partner

By:	SILVER LAKE GROUP, L.L.C., its managing member

By:	/s/ Stephen Evans
Name:	Stephen Evans
Title:	Managing Director

WILDCAT OPCO HOLDCO, L.P.

By:	SLP WILDCAT AGGREGATOR GP, L.L.C., its general partner

By:	SILVER LAKE TECHNOLOGY ASSOCIATES VII, L.P., its managing member

By:	SLTA VII (GP), L.L.C., its general partner

By:	SILVER LAKE GROUP, L.L.C., its managing member

By:	/s/ Stephen Evans
Name:	Stephen Evans
Title:	Managing Director

ACCEPTED:

/s/ Ariel Emanuel
ARIEL EMANUEL

Annex O

Execution Version

AMENDMENT NO. 3 TO TERM EMPLOYMENT AGREEMENT

This Amendment No. 3 to Term Employment Agreement (“Amendment”) is entered into as of October 23, 2024, by and among ENDEAVOR GROUP HOLDINGS, INC. (“EGH”), ENDEAVOR OPERATING COMPANY, LLC (“Endeavor Operating Company” or such affiliate thereof which may employ Employee from time to time (“Employer”)) and MARK SHAPIRO, an individual (“Employee”).

RECITALS

A.

Employee, EGH and Endeavor Operating Company are currently party to that certain Term Employment Agreement, dated as of April 19, 2021, as amended by that certain Amendment No. 1, dated February 26, 2024 and Amendment No. 2, dated April 2, 2024 (collectively, the “Employment Agreement”).

B.

Wildcat EGH Holdco, LP, Wildcat OpCo Holdco, LP, Wildcat PubCo Merger Sub, Inc., Wildcat OpCo Merger Sub, L.L.C., Wildcat Manager Merger Sub, L.L.C., Endeavor Executive Holdco, LLC, Endeavor Executive II Holdco, LLC, Endeavor Executive PIU Holdco, LLC, EGH, Endeavor Manager, LLC and Endeavor Operating Company entered into that certain Agreement and Plan of Merger, dated as of April 2, 2024 (as may be amended, modified, waived or supplemented from time to time in accordance with the terms thereof, the “Merger Agreement”).

C.	The parties hereto desire to amend the Employment Agreement with respect to certain compensation agreed to by the parties hereto.

D.	Capitalized terms not defined herein shall have the meanings set forth in the Employment Agreement.

TERMS AND CONDITIONS

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the parties hereto agree as follows:

1.	Amendment.

a.

(i) The reference to “the Amendment Date” in clause (i) of Section 3.2 of the Employment Agreement is hereby deleted and replaced in its entirety with “April 1, 2024” and (ii) every other reference to “the Amendment Date” in the Employment Agreement is hereby deleted and replaced in its entirety with “April 2, 2024”.

b.	Section 3.7 of the Employment Agreement is hereby replaced and superseded in its entirety with “Reserved.”

2.	Miscellaneous.

(a)	This Amendment shall be and hereby is incorporated into and forms a part of the Employment Agreement.

(b)

Notwithstanding anything herein to the contrary, this Amendment shall be void ab initio and of no further force or effect in the event the transactions contemplated by that certain Transaction Agreement, dated as of October 23, 2024, by and between IMG Worldwide, LLC, Endeavor Operating Company, Trans World International, LLC, TKO Operating Company, LLC and TKO Group Holdings, Inc. (the “Transaction Agreement”) are not consummated or the Transaction Agreement is terminated in accordance with its terms.

(c)

Except as expressly provided herein, all terms and conditions of the Employment Agreement (including, for avoidance of doubt, its Amendment No. 1 and Amendment No. 2, but excluding, the for avoidance of doubt, Section 2(d) of Amendment No. 2 which is no longer applicable pursuant to the terms of this Amendment No. 3) shall remain in full force and effect.

* * * * *

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

ENDEAVOR OPERATING COMPANY, LLC

/s/ Ariel Emanuel
By:
Name: Ariel Emanuel
Title: CEO

ENDEAVOR GROUP HOLDINGS, INC.

/s/ Ariel Emanuel
By:
Name: Ariel Emanuel
Title: CEO

MARK SHAPIRO

/s/ Mark Shapiro

Signature Page to Amendment No. 3 to Term Employment Agreement

Annex P

Execution Version

AMENDMENT TO AMENDED AND RESTATED TERM EMPLOYMENT AGREEMENT

This Amendment to Amended and Restated Term Employment Agreement (“Amendment”) is entered into as of October 23, 2024, by and among ENDEAVOR GROUP HOLDINGS, INC. (“EGH”), ENDEAVOR OPERATING COMPANY, LLC (“Endeavor Operating Company”), WILDCAT EGH HOLDCO, L.P. (“EGH Holdco”), WILDCAT OPCO HOLDCO, L.P. (“Opco Holdco”), MARK SHAPIRO, an individual (“Employee”), and WILLIAM MORRIS ENDEAVOR ENTERTAINMENT, LLC (“WME”).

RECITALS

A.

Employee is currently party to that certain Amended and Restated Term Employment Agreement, dated as of April 2, 2024 with EGH, Endeavor Operating Company, EGH Holdco, Opco Holdco and (solely for the purposes of Subsection 4.10(c) and Sections 9, 13 and 14 of the Amended and Restated Employment Agreement) WME (the “Amended and Restated Employment Agreement”).

B.

EGH Holdco, Opco Holdco, Wildcat PubCo Merger Sub, Inc., Wildcat OpCo Merger Sub, L.L.C., Wildcat Manager Merger Sub, L.L.C., Endeavor Executive Holdco, LLC, Endeavor Executive II Holdco, LLC, Endeavor Executive PIU Holdco, LLC, EGH, Endeavor Manager, LLC and Endeavor Operating Company entered into that certain Agreement and Plan of Merger, dated as of April 2, 2024 (as may be amended, modified, waived or supplemented from time to time in accordance with the terms thereof, the “Merger Agreement”).

C.	The parties hereto desire to amend the Amended and Restated Employment Agreement with respect to certain compensation agreed to by the parties hereto.

D.	Capitalized terms not defined herein shall have the meanings set forth in the Amended and Restated Employment Agreement.

TERMS AND CONDITIONS

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the parties hereto agree as follows:

1.	Amendment.

a.	Subsection 3.5 (“Asset Sale Bonus”) of the Amended and Restated Employment Agreement is hereby replaced and superseded in its entirety with “Reserved.”

b.

Subsection 4.2 (“Termination Following Expiration of the Term”) of the Amended and Restated Employment Agreement is hereby amended to remove the phrase “Asset Sale Bonus Termination” and replace it with “Asset Sale Termination (as defined in Subsection 4.10(a) below)”.

c.	Subsection 4.3 of the Amended and Restated Employment Agreement is hereby replaced and superseded in its entirety with the following:

“In the event that Employee shall, for any reason, continue to render services to the Employer Group after the expiration of the Term, and shall not have resigned or been terminated due to an Employer Non-Renewal or Asset Sale Termination following the expiration of the Term in accordance with Subsections 4.9 or 4.10, (a) Employee shall be deemed an “at-will” employee whose employment may be terminated by either Employer or Employee at any time and for any reason and (b) Employee shall in no event be entitled to the Severance Payments (as defined in Subsection 4.7 below), or Post-Term Continuation Payments (as defined in Subsection 4.9(a) below) following any such termination, but, notwithstanding anything herein or in any bonus or incentive agreement, arrangement, plan, policy or program to the contrary, other than upon termination by the Employer for Cause, Employee shall remain entitled to receive the aggregate amount of any unpaid Guaranteed Bonuses, if applicable, for any completed fiscal year preceding the expiration of the Term, payable at such time as annual bonuses are otherwise paid to similarly situated senior executives, but in no event later than March 15th of the year following the year to which such Guaranteed Bonus relates.”

d.	Subsection 4.8(c) (“Termination for Cause or without Good Reason”) of the Amended and Restated Employment Agreement is hereby deleted and replaced with “Reserved.”

e.

Clause (i) of Subsection 4.9(c) (“Employer Non-Renewal”) of the Amended and Restated Employment Agreement is hereby amended to delete the following parenthetical “(excluding from such comparison, for the avoidance of doubt, the Asset Sale Bonus)”.

f.	Subsection 4.10 (“Termination Pursuant to Payment of the Asset Sale Bonus”) of the Amended and Restated Employment Agreement is hereby replaced and superseded in its entirety with the following:

4.10 Termination Following Sale of All Reference Assets.

(a) Upon consummation of an Asset Sale which results in the sale of all the Reference Assets, Employee’s employment with the Employer Group and this Agreement shall automatically terminate (an “Asset Sale Termination”) (other than the provisions that expressly survive termination, as set forth in Section 23). Following an Asset Sale Termination, no member of the Employer Group (other than WME) shall have any liability or obligations to Employee under this Agreement (other than payment of the amounts set forth in this Section 4.10).

(b) Upon an Asset Sale Termination, Employee shall be entitled to receive (i) accrued and unpaid Base Salary through the date of termination of employment, (ii) an amount equal to the Guaranteed Bonus for the year in which the termination of employment occurs multiplied by a fraction, the numerator of which is the number of days that have elapsed from the commencement of the year in which such termination of employment occurs through the date of such termination of employment and the denominator of which is 365 or 366, as applicable, (iii) notwithstanding anything herein or in any bonus or incentive agreement, arrangement, plan, policy or program to the contrary, the payment by Employer of the aggregate amount of unpaid Guaranteed Bonuses, if applicable, in respect of any completed fiscal year preceding the fiscal year in which the termination of employment occurs, (iv) all amounts and benefits then or thereafter due to Employee under the applicable terms of any other applicable plan, program, award, agreement or arrangement (including any equity or equity-based plan, program, award, agreement or arrangement) of any member of the Employer Group in accordance with the terms and conditions of any such plan, program, award, agreement or arrangement, and (v) reimbursement, within thirty (30) days following submission by Employee to Employer of appropriate supporting documentation, for any unreimbursed business expenses properly incurred by Employee in accordance with Employer’s policy prior to the date of Employee’s termination of employment; provided claims for such reimbursement (accompanied by appropriate supporting documentation) are submitted to Employer within sixty (60) days following Employee’s last day of employment. As a condition to payment of the amounts set forth in clauses 4.10(b)(ii) and (iii) above (the “Asset Sale Termination Payments”), Employee shall have first executed and delivered the Mutual Release within sixty (60) days following Employer’s request therefor (and shall not have revoked the Mutual Release within seven (7) days of signing it). The amount in clause 4.10(b)(i) shall be paid in a lump sum within thirty (30) days after the date of Employee’s termination of employment (or as otherwise required by applicable law) and the amounts in clauses 4.10(b)(ii) and (iii) shall be paid at such time as annual bonuses are otherwise paid to similarly situated senior executives, but in no event later than March 15th of the year following the year to which such Guaranteed Bonus relates. In the event the Term and Employee’s employment hereunder is terminated as a result of an Asset Sale Termination, Employee shall be deemed to have resigned from all positions held with the Employer Group as of the date of such termination of employment (except as otherwise set forth in Subsection 4.10(c)) and Employee will take such actions as reasonably requested by the Employer Group to effect such termination.

(c) Unless otherwise agreed to by Employee and WME, upon an Asset Sale Termination, Employee shall (1) be appointed as a managing partner and sole President of WME, (2) report directly to Ariel Emanuel for so long as Ariel Emanuel is employed by WME (and directly to the WME Board of Managers (or other top governance body of WME) after the termination of Ariel Emanuel’s employment), and (3) such employment shall be at-will.

(i)

In connection with such position, WME shall pay Employee an annual base salary equal to $5,000,000 (“WME Base Salary”) and Employee shall have the opportunity to earn an annual cash bonus in respect of each year during the term of Employee’s employment with WME, with a target amount of $5,000,000 and a guaranteed minimum annual bonus amount of $2,000,000, (the “WME Annual Bonus”), provided that the WME Base Salary and WME Annual Bonus (if any) for the year in which such employment commences (including, for the sake of clarity, the guaranteed annual bonus amount) shall be prorated based on the number of days Employee was employed by WME or another member of the Employer Group during such year. Payment of such annual cash bonus shall be made at such time as WME customarily pays annual bonuses to its senior executives but in no event later than March 15th of the year following the year to which such annual cash bonus relates. WME shall be solely responsible for the obligations set forth in this Subsection 4.10(c).

(ii)

In the event of a Qualified WME Termination, Employee shall be entitled to receive: (A) any accrued, but unpaid WME Base Salary through the date of termination, payable in a lump sum within thirty (30) days after the date of Employee’s termination of employment (or as otherwise required by applicable law) (“Accrued WME Base Salary”), (B) any earned WME Annual Bonus for any completed fiscal year prior to the year of termination that was not yet paid as of the date of termination of employment, payable at such time as WME customarily pays annual bonuses to its senior executives but in no event later than March 15th of the year following the year to which such WME Annual Bonus relates (“Prior Year WME Bonus”), and (C) an amount equal to one (1) times the sum of Employee’s then-current (x) WME Base Salary and (y) target WME Annual Bonus, payable in substantially equal installments pursuant to WME’s regular payroll practices over 12 months following the date of such Qualified WME Termination (commencing following the date the WME Release (as defined below) becomes effective pursuant to its terms).

(iii)

Notwithstanding any provision herein to the contrary, the payment of any amount or provision of any benefit pursuant to Subsection 4.10(c)(ii) (other than the WME Accrued Base Salary and Prior Year WME Bonus) (collectively, the “WME Severance Benefits”) is contingent upon (A) Employee’s execution, delivery to WME, and non-revocation of a release of claims, substantially in the form of the Mutual Release attached to the Prior Agreement, mutatis mutandis (“WME Release of Claims”) (and the expiration of any revocation period contained in such WME Release of Claims) within sixty (60) days following the date of Employee’s Qualified WME Termination (the “WME Release Execution Period”), and (B) continued compliance with any Applicable Restrictive Covenant. No portion of the WME Severance Benefits shall be paid until Employee has executed (and not timely revoked) the WME Release of Claims and all such amounts shall commence to be paid on the first regular payroll date of WME after Employee has executed (and not timely revoked) the WME Release of Claims (which installment shall include any installment of the Severance Benefits that would have otherwise been paid to Employee prior to such date absent the requirement to execute the WME Release of Claims assuming for these purposes that installments are paid on the day of each month that corresponds to the date of termination); provided, that, if the WME Release Execution Period overlaps two calendar years, the first payment shall not be made sooner than the first day of the second year, and shall include any missed payments. For the sake of clarity, if Employee’s employment with WME is terminated for any other reason other than a Qualified WME Termination, Employee shall not be entitled to any severance payments or benefits in connection with such termination (other than any Accrued WME Base Salary).

(d) Employee acknowledges and agrees that all decisions regarding the operations of the Employer Group, including any acquisitions and dispositions, will reside with the controlling owner, except as may be delegated to management to operate in accordance with an annual budget and business plan.

(e) For purposes of this Subsection 4.10, the below definitions shall apply.

(i)

“Affiliate” means, with respect to any entity, any other person or entity that directly or indirectly controls, is controlled by or is under common control with such entity. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(ii)	“Asset Sale” means the sale or disposition (in one or a series of transactions) of all or a portion of the Reference Assets on or after April 2, 2024.

(iii)

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and any successor thereto. References to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successors thereto.

(iv)

“Qualified WME Termination” means a termination by WME (or a subsidiary thereof) without Cause or due to Employee’s resignation for Good Reason; provided that if Employee is employed by another member of the Employer Group or any of their respective Affiliates (excluding TKO Group Holdings, Inc. or any of its Subsidiaries at the time of such termination by WME) (collectively, the “Affiliated Group”), then such termination by WME shall not constitute a “Qualified WME Termination” for purposes hereunder.

(v)

“Reference Assets” means the operating businesses and the other assets directly or indirectly owned by the Employer Group as of the Effective Time; provided, that in no event shall WME, TKO Group Holdings, Inc. (together with its Subsidiaries (as defined in the Merger Agreement), “TKO”), and their respective Subsidiaries and other assets that are primarily related to or necessary for the operation of the businesses of WME, TKO or their respective Subsidiaries constitute Reference Assets.

g. Exhibit B (Mutual Release). Each reference to “Asset Sale Bonus Payments” in Exhibit B of the Amended and Restated Employment Agreement is hereby replaced with “Asset Sale Termination Payments”.

2.	Miscellaneous.

(a)	This Amendment shall be and hereby is incorporated into and forms a part of the Amended and Restated Employment Agreement.

(b)

Notwithstanding anything herein to the contrary, this Amendment shall be void ab initio and of no further force or effect in the event (i) the transactions contemplated by the Merger Agreement are not consummated or the Merger Agreement is terminated in accordance with its terms or (ii) the transactions contemplated by that certain Transaction Agreement, dated as of October 23, 2024, by and between IMG Worldwide, LLC, Endeavor Operating Company, Trans World International, LLC, TKO Operating Company, LLC and TKO Group Holdings, Inc. (the “Transaction Agreement”) are not consummated or the Transaction Agreement is terminated in accordance with its terms.

(c)	Except as expressly provided herein, all terms and conditions of the Amended and Restated Employment Agreement shall remain in full force and effect.

* * * * *

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

ENDEAVOR GROUP HOLDINGS, INC.

By:	/s/ Jason Lublin
Name: Jason Lublin
Title: Chief Financial Officer

ENDEAVOR OPERATING COMPANY, LLC

By:	/s/ Jason Lublin
Name: Jason Lublin
Title: Chief Financial Officer

WILLIAM MORRIS ENDEAVOR ENTERTAINMENT, LLC

By:	/s/ Jason Lublin
Name: Jason Lublin
Title: Authorized Signatory

WILDCAT EGH HOLDCO, L.P.

By:	SLP WILDCAT AGGREGATOR GP, L.L.C., its general partner

By:	SILVER LAKE TECHNOLOGY ASSOCIATES VII, L.P., its managing member

By:	SLTA VII (GP), L.L.C., its general partner

By:	SILVER LAKE GROUP, L.L.C., its managing member

By:	/s/ Stephen Evans
Name: Stephen Evans
Title: Managing Director

WILDCAT OPCO HOLDCO, L.P.

By:	SLP WILDCAT AGGREGATOR GP, L.L.C., its general partner

By:	SILVER LAKE TECHNOLOGY ASSOCIATES VII, L.P., its managing member

By:	SLTA VII (GP), L.L.C., its general partner

By:	SILVER LAKE GROUP, L.L.C., its managing member

By:	/s/ Stephen Evans
Name: Stephen Evans
Title: Managing Director

ACCEPTED:

/s/ Mark Shapiro
MARK SHAPIRO